          As filed with the Securities and Exchange Commission on April 29, 2005

                                                      1933 Act File No. 33-47703
                                                      1940 Act File No. 811-6654

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]
Pre-Effective Amendment No.                                                  [ ]
Post-Effective Amendment No. 41                                              [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]
Amendment No. 44                                                             [X]

                        (Check appropriate box or boxes)

                            BNY Hamilton Funds, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's Telephone Number, Including Area Code: (614) 470-8000

                                   Copies To:

     Michael Grunewald                             John Baumgardner, Jr.
     BNY Hamilton Funds, Inc.                      Sullivan & Cromwell LLP
     3435 Stelzer Road                             125 Broad Street
     Columbus, Ohio 43219-3035                     New York, New York 10004

                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[X] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2), of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              [LOGO] BNY HAMILTON

                                  PROSPECTUS



                                APRIL 29, 2005


                                    [GRAPHIC]






   MONEY FUND


   NEW YORK TAX-EXEMPT MONEY FUND


   TREASURY MONEY FUND



   HAMILTON SHARES



   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUNDS

 5  BNY Hamilton Money Fund

 8  BNY Hamilton New York Tax-Exempt Money Fund

12  BNY Hamilton Treasury Money Fund


ACCOUNT POLICIES

15  Daily NAV Calculation

15  Wire Order Processing

15  Monthly Statements

15  Distributions and Tax Considerations

16  Purchasing and Redeeming Hamilton Shares

17  Abusive Trading

18  Investment Advisor

18  Portfolio Managers


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 MONEY FUND

     CUSIP Number: Hamilton Shares 05561M101


 NEW YORK TAX-EXEMPT MONEY FUND



     CUSIP Number: Hamilton Shares 05561M630


 TREASURY MONEY FUND

     CUSIP Number: Hamilton Shares 05561M705

BNY HAMILTON

 MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments.


PRINCIPAL INVESTMENT STRATEGY


The Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less. The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations

.. banks

.. governments

.. U.S. agencies, states, and municipalities

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. Any of the money market securities held by the Fund could be downgraded in credit rating below minimum standards or go into default.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating

All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. First, the fund's weighted average maturity may not exceed 60 days. In addition--To obtain Standard & Poor's AAA:

.. Investments must have a minimum rating of A-1.

.. Fifty percent of the fund's assets must be invested in securities with the highest short-term credit rating--A-1+.

To obtain Moody's Aaa rating:

.. Investments must have Moody's highest short-term credit rating--P-1.

                                                        BNY Hamilton Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.


Annual total returns (%) as of 12/31/04
--------------------------------------------------------------------
                           [CHART]

1995   1996   1997   1998   1999   2000   2001    2002   2003   2004
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
5.84    5.30   5.47   5.41   5.03   6.31   4.09   1.66   0.99   1.19


Best Quarter: Q3 '00 +1.62  Worst Quarter: Q1 '04 +0.21


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.


                   Average annual total returns (%) as of 12/31/04*
                   ------------------------------------------------

                                       1 Year   5 Years   10 Years
                   ------------------------------------------------
                   Hamilton Shares//    1.19     2.83       4.11


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out of pocket expenses.


             Fee table (% of average net assets)
             -----------------------------------------------------

                                                          Hamilton
                                                           Shares
             -----------------------------------------------------

             Shareholder Fees                               None
             -----------------------------------------------------

             Annual Operating Expenses (expenses that are
              deducted from fund assets)
             -----------------------------------------------------
             Management fee                                 0.10
             Servicing fee                                  None
             Other expenses/(a)/                            0.10
             Total annual operating expenses                0.20



(a)Restated to reflect current administration fees.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                Expenses on a $10,000 investment* ($)
                -----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                -----------------------------------------------
                Hamilton Shares   20     64      113     255




* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.



BNY Hamilton Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                             Year Ended December 31,
                                                 2004       2003       2002       2001       2000
----------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of year               1.00       1.00       1.00       1.00       1.00
                                              ---------  ---------  ---------  ---------  ---------
Gain from investment operations:
  Net investment income                           0.012      0.010      0.016      0.040      0.061
Dividends:
  Dividends from net investment income           (0.012)    (0.010)    (0.016)    (0.040)    (0.061)
                                              ---------  ---------  ---------  ---------  ---------
Net asset value at end of year                     1.00       1.00       1.00       1.00       1.00
                                              ---------  ---------  ---------  ---------  ---------
Total investment return based on net asset
 value (%)/(a)/                                    1.19       0.99       1.66       4.09       6.31

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)           3,849,873  3,317,497  3,241,771  4,004,182  3,372,680
Ratio of expenses to average net assets            0.21       0.23       0.23       0.23       0.24
Ratio of net investment income to average net
 assets                                            1.19       0.99       1.65       4.01       6.19



(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


                                                        BNY Hamilton Money Fund

BNY HAMILTON

 NEW YORK TAX-EXEMPT MONEY FUND

INVESTMENT OBJECTIVE

The investment objective of the BNY Hamilton New York Tax-Exempt Money Fund (the "Fund") is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.


PRINCIPAL INVESTMENT STRATEGY


The Fund seeks to achieve this investment objective by investing the assets of the Fund primarily in a portfolio of short-term, high quality, tax-exempt money market instruments. The Fund seeks to maintain a stable $1 share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

The Fund invests primarily in high-quality commercial paper, municipal bonds, and municipal notes, including tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes, that are exempt from federal, New York State, and New York City personal income tax or the federal alternative minimum tax.

Consistent with its investment objective, the Fund:

.. will invest, as a fundamental policy, at least 80% of its Assets in New York municipal obligations that are exempt from federal, New York State and New York City personal income tax (however, market conditions may from time to time limit the availability of these obligations). These obligations are also exempt from the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes.

.. may invest up to 20% of the Fund's total assets in obligations the interest income on which is subject to federal, New York State, and/or New York City personal income tax or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the municipal obligations described above.

.. may acquire stand-by commitments from banks with respect to municipal obligations purchased on behalf of the Fund. The Fund intends to acquire the stand-by commitments to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. In addition, the Fund's investment policies, as well as the relatively short maturity of obligations purchased by the Fund, may result in frequent changes in the Fund's portfolio, which may give rise to taxable gains and reduce investment returns.
BNY Hamilton New York Tax-Exempt Money Fund

Because the Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in the Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions or other event that adversely affects these industries could affect the ability of New York and its localities to meet their financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City, which has required and continues to require significant financial assistance from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment.



The Fund may invest to a limited degree in stand-by commitments. Stand-by commitments are also subject to certain risks, which include the ability of the issuer to pay when the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying obligation generally differs from that of the commitment.

While the interest on bonds issued to finance state and local government operations is generally exempt from federal income tax, dividends attributable to interest on certain municipal bonds may be treated as a tax preference item for purposes of the alternative minimum tax. Such dividends may result in (or may increase) shareholder liability for the alternative minimum tax.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


                                    BNY Hamilton New York Tax-Exempt Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year to year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.


Annual total returns (%) as of 12/31/04/1/
-------------------------------------------------------
                                    [CHART]

 2003    2004
------  ------
 0.74    0.94

Best Quarter: Q4 '04 +0.34  Worst Quarter: Q3 '03 +0.14


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.


Average annual total returns (%) as of 12/31/04*
------------------------------------------------

                                     Since
                        1 Year     Inception
------------------------------------------------
Hamilton Shares/1/       0.94        0.96


*Assumptions: All dividends and distributions reinvested

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since the Fund is "no-load", you pay no shareholder fees or other out of pocket expenses.


Fee table (% of average net assets)
-----------------------------------------------------

                                             Hamilton
                                              Shares
-----------------------------------------------------

Shareholder Fees                               None
-----------------------------------------------------

Annual Operating Expenses (expenses that are
 deducted from fund assets)
-----------------------------------------------------
Management fee                                 0.10
Servicing fee                                  None
Other expenses/(a)/                            0.19
Total annual operating expenses                0.29
Fees waived/(b)/                               0.04
Net expenses                                   0.25



(a)Restated to reflect current administration fees.


(b)The Advisor has contractionally agreed to limit operating expenses of the Fund to 0.25% based on average daily net assets. This waiver extends through April 2007.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


Expenses on a $10,000 investment* ($)
-----------------------------------------------

                1 Year 3 Years 5 Years 10 Years
-----------------------------------------------
Hamilton Shares   26     85      155     360



*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses and redemption of all shares at the end of the period indicated. Your costs of investing in the fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.


--------------------------------------------------------------------------------

1 Hamilton Shares were first offered on 3/28/02.


BNY Hamilton New York Tax-Exempt Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                        Year Ended December 31,
                                                                        2004     2003    2002/1/
-------------------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                     1.00     1.00    1.00
                                                                       ------  -------  ------
Gain from investment operations:
  Net investment income                                                 0.009    0.007   0.010
Dividends:
  Dividends from net investment income                                 (0.009)  (0.007) (0.010)
                                                                       ------  -------  ------
Net assets value at end of year                                          1.00     1.00    1.00
                                                                       ------  -------  ------
Total investment return based on net asset value (%)/(a)/                0.94     0.74    0.98/2/

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    72,687  130,911  48,714
Ratio of expenses (after reduction) to average net assets                0.25     0.25    0.25/3/
Ratio of expenses (before reduction) to average net assets               0.30     0.35    0.48/3/
Ratio of net investment income (after reduction) to average net assets   0.90     0.75    1.21/2/



1 Hamilton shares were first offered on 3/28/02.

2 Not annualized.
3 Annualized.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


                                    BNY Hamilton New York Tax-Exempt Money Fund

BNY HAMILTON

 TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.


PRINCIPAL INVESTMENT STRATEGY


The Fund seeks to maintain a stable $1 share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities include:

.. Treasury bills

.. Treasury notes

.. Treasury bonds

.. repurchase agreements fully collateralized by U.S. Treasury obligations

The maximum allowable maturity for any individual security is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity. The Fund may invest in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

Since the Fund invests only in U.S. Treasury obligations and repurchase agreements based on them, its yield may lag other money market funds that invest in higher-yielding securities with some credit risk. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating

All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. U.S. Treasury obligations automatically meet the most stringent credit quality requirements. In addition, the fund's weighted average maturity may not exceed 60 days.

BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.


Annual total returns (%) as of 12/31/04/1/
-------------------------------------------------------
                                    [CHART]

 1998    1999   2000    2001    2002    2003     2004
------  ------ ------  ------  ------  -------  ------
 5.25    4.79   6.09    3.94    1.54    0.91     1.07




Best Quarter: Q3 '00 +1.58  Worst Quarter: Q1 '04 +0.19


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.


                   Average annual total returns (%) as of 12/31/04*
                   ------------------------------------------------

                                                           Since
                                        1 Year   5 Year  Inception
                   ------------------------------------------------
                   Hamilton Shares/1/    1.07     2.69     3.55


* Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out of pocket expenses.


             Fee table (% of average net assets)
             -----------------------------------------------------

                                                          Hamilton
                                                           Shares
             -----------------------------------------------------

             Shareholder Fees                               None
             -----------------------------------------------------

             Annual Operating Expenses (expenses that are
              deducted from fund assets)
             -----------------------------------------------------
             Management fee                                 0.10
             Servicing fee                                  None
             Other expenses/(a)/                            0.13
             Total annual operating expenses                0.23



(a)Restated to reflect current administration fees.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                Expenses on a $10,000 investment* ($)
                -----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                -----------------------------------------------
                Hamilton Shares   24     74      130     293




* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

--------------------------------------------------------------------------------
1 Hamilton Shares commenced operations on 4/1/97.

                                               BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                      Year Ended December 31,
                                                              2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           1.00     1.00     1.00     1.00     1.00
                                                            -------  -------  -------  -------  -------
Gain from investment operations:
  Net investment income                                       0.011    0.009    0.015    0.039    0.059
Dividends:
  Dividends from net investment income                       (0.011)  (0.009)  (0.015)  (0.039)  (0.059)
                                                            -------  -------  -------  -------  -------
Net asset value at end of year                                 1.00     1.00     1.00     1.00     1.00
                                                            -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(a)/      1.07     0.91     1.54     3.94     6.09

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                         441,619  296,892  288,414  202,303  279,014
Ratio of expenses (after reduction) to average net assets      0.23     0.24     0.23     0.24     0.26
Ratio of expenses (before reduction) to average net assets     0.23     0.24     0.23     0.24     0.26
Ratio of net investment income (after reduction) to average
 net assets                                                    1.12     0.91     1.51     4.02     5.98



(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


BNY Hamilton Treasury Money Fund

ACCOUNT POLICIES


DAILY NAV CALCULATION


Each Fund calculates its net asset value per share (NAV) at 4:30 p.m. eastern time each business day (Monday through Friday), though they may not do so on a day when no purchase or redemption orders are received. A business day is a day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open and any other day during which trading in the Funds' portfolio securities could materially affect the Fund's NAV. The Funds use the amortized cost method to value their securities. When market prices are not available, the Funds will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors. Dividends and expenses accrue daily.


Purchase orders received by the transfer agent or its designee before 4:30 p.m. eastern time (for the Money Fund and Treasury Money Fund) or 12 noon eastern time (for the New York Tax-Exempt Money Fund) will be executed at the offering price calculated at that day's close.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Hamilton Shares of each Fund will be determined immediately before calculation of NAV each business day. Hamilton Shares will begin earning dividends on the first business day their purchase is effective.

Net investment income for Hamilton Shares of each Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration. Each Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive distributions in cash

.. change the way you currently receive distributions


                  Type of Distribution     Federal Tax Status
                  -------------------------------------------
                  Dividends from net        ordinary income
                   investment income
                  Short-term capital gains  ordinary income

Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.

The Funds do not expect to realize long-term capital gains or losses. Distributions from the Funds are expected to be primarily ordinary income from dividends.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the Funds may be subject to federal backup withholding tax and charges against their accounts related to fines.

You should consult your tax advisor about your own particular tax situation.

                                                               Account Policies

PURCHASING AND REDEEMING HAMILTON SHARES

                        Minimum investment requirements
                        -------------------------------
                        Initial investment
                        -------------------------------
                                  $1,000,000

Clients of the Bank of New York and other institutions that have entered into an agreement with the Advisor may purchase and redeem shares of these funds. You should contact your financial institution for detailed instructions and additional policies.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

Fund shares are redeemed at the next NAV per share calculated after the transfer agent or its designee receives the purchase order. The Funds do not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until the purchase check clears, which may take up to ten business days.

Investors are entitled to purchase, exchange or redeem shares by telephone at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the transfer agent in writing if you want to disable telephone transactions.

The Funds do not issue share certificates.

Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received by the transfer agent or its designee before the close of business. In order for the Advisor to manage each Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $5 million.

Reserved rights The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Exchange minimums You may exchange shares between the Funds in this prospectus and any other BNY Hamilton Fund. An exchange for Class A Shares of any other BNY Hamilton Fund or Investor Shares of a BNY Hamilton Index Fund must have a value of


Account Policies
at least $500. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

To make an exchange for Institutional Shares of any other BNY Hamilton Fund, contact your Bank of New York representative.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.




ABUSIVE TRADING



We do not permit market timing or other abusive trading practices in BNY Hamilton Funds. The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this prospectus.



Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt fund performance. The Board of Directors of the Funds have adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize harm to the Fund and its shareholders, we reserve the right to reject, in our sole discretion applied uniformly, any purchase order (including an exchange from another BNY Hamilton Fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the BNY Hamilton Funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.



On a daily basis, the Advisor will review transaction history reports and will identify all redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. In the event the Advisor identifies redemptions in excess of a specific threshold that is within 5 days of a purchase in the same account (or such multiple accounts), it will contact the Transfer Agent and the Transfer Agent will forward a report containing the past 30 days of activity in the respective account. All redemptions meeting the criteria will be investigated for possible inappropriate trading.



On a monthly basis, the Advisor will issue a report to senior management that will indicate how many transactions were reviewed in that month, any suspicious activity that was identified, and the resolution of each situation identified, whether by not allowing the investor to make additional purchases (including exchanges from other Funds), by closing particular accounts and/or, if the Advisor believes that a broker-dealer is facilitating abusive activity, by refusing to take trades from that broker-dealer.



The policies and procedures are applied uniformly to all non-omnibus accounts. Certain accounts, however, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated would not be known by the Fund. Therefore, it becomes more difficult for us to identify market timing or other abusive trading activities in these accounts, and we may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. However, to the extent possible, the Funds will monitor aggregate trading in known omnibus accounts to attempt to identify abusive or disruptive trading, focusing on transactions in excess of $250,000. To the extent abusive or disruptive trading is identified, the Funds will encourage omnibus account intermediaries to address such trading activity



                                                               Account Policies
in a manner consistent with how the Funds would address such activity directly, if it were able to do so.



The Funds do not knowingly accommodate frequent purchases and redemptions of Fund shares by investors, except as provided under the Fund's policies with respect to known omnibus accounts.


INVESTMENT ADVISOR


The investment advisor of these Funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $96 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $104 billion in investments for institutions and individuals.



Advisor compensation The Advisor is responsible for all business activities and investment decisions for the Funds. In return for these services, each Fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly. During the fiscal year 2004, the fee was paid at an annual rate, net of fee waivers, of 0.10%, 0.10% and 0.06% of average daily net assets of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton Tax Exempt Money Fund, respectively.


PORTFOLIO MANAGERS


BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund are managed by Sammi P. Joseph, who is a Vice President of the Advisor and who has managed the Funds since 2004. He joined the Advisor in 1987 and has been managing assets since 1995.


BNY Hamilton New York Tax-Exempt Money Fund is managed by Frank Monasterio, who is a Senior Portfolio Manager within the Short-Term Money Management Department of the Advisor. He began his career at the Bank in 1976 and has been managing short-term portfolios since 1988. He is a specialist in tax-exempt securities.


Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
[LOGO]

FOR MORE INFORMATION


ANNUAL AND SEMI-ANNUAL REPORTS



These include commentary from the fund managers on the market conditions and investment strategies that significantly affected the fund's performance, detailed performance data, a complete inventory of the funds' securities and a report from the funds' auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.



PORTFOLIO HOLDINGS



The funds will provide a full list of their holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and their top ten holdings 15 days or more after calendar quarter-end. A description of the funds' policies and procedures for disclosing their holdings is available in the Statement of Additional Information.


STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.


YOU CAN OBTAIN THE SAI FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363


INFORMATION IS ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.



COPIES OF THIS INFORMATION MAY BE OBTAINED BY E-MAIL REQUEST TO
PUBLICINFO@SEC.GOV, OR BY WRITING:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102



FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-942-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654

[LOGO]

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                              Columbus, OH 43219


                                                                 04/05 BNY-0087

                                    [GRAPHIC]

                                  BNY HAMILTON

                                  PROSPECTUS



                                APRIL 29, 2005


                            [LOGO] BNY HAMILTON FUNDS






   MONEY FUND


   NEW YORK TAX-EXEMPT MONEY FUND


   TREASURY
   MONEY FUND



   PREMIER SHARES



   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUNDS

 5  BNY Hamilton Money Fund

 8  BNY Hamilton New York Tax-Exempt Money Fund

12  BNY Hamilton Treasury Money Fund


SERVICES PROVIDED

15  Services Provided


ACCOUNT POLICIES

16  Daily NAV Calculation

16  Distributions and Tax Considerations

16  Purchasing and Redeeming Premier Shares

17  Abusive Trading

18  Investment Advisor

19  Portfolio Managers


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS


 MONEY FUND

     CUSIP Number: Premier Shares 05561M507


 NEW YORK TAX-EXEMPT MONEY FUND



     CUSIP Number: Premier Shares 05561M622


 TREASURY MONEY FUND

     CUSIP Number: Premier Shares 05561M804

BNY HAMILTON

 MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments.


PRINCIPAL INVESTMENT STRATEGY


The Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less. The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations

.. banks

.. governments

.. U.S. agencies, states, and municipalities

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. Any of the money market securities held by the Fund could be downgraded in credit rating below minimum standards or go into default.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating

All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. First, the fund's weighted average maturity may not exceed 60 days. In addition--

                                                        BNY Hamilton Money Fund

To obtain Standard & Poor's AAA:

.. Investments must have a minimum rating of A-1.

.. Fifty percent of the fund's assets must be invested in securities with the highest short-term credit rating--A-1+.

To obtain Moody's Aaa rating:

.. Investments must have Moody's highest short-term credit rating--P-1.

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.


Annual total returns (%) as of 12/31/04
--------------------------------------------------------------------
                                    [CHART]

1995   1996   1997   1998   1999   2000   2001   2002   2003    2004
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
5.54   5.03   5.19   5.14   4.77   6.04   3.83   1.40   0.74    0.93

Best Quarter: Q3 '00 +1.56  Worst Quarter: Q1 '04 +0.15


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.


Average annual total returns (%) as of 12/31/04*
------------------------------------------------

                  1 Year    5 Years   10 Years
------------------------------------------------
Premier Shares     0.93      2.57       3.84


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out of pocket expenses.


Fee table (% of average net assets)
----------------------------------------------------

                                             Premier
                                             Shares
----------------------------------------------------
Shareholder Fees                              None

Annual Operating Expenses (expenses that are
 deducted from fund assets)
----------------------------------------------------
Management fee                                0.10
Servicing fee                                 0.25
Other expenses/(a)/                           0.10
Total annual operating expenses               0.45



(a)Restated to reflect current administration fees.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


Expenses on a $10,000 investment* ($)
----------------------------------------------

               1 Year 3 Years 5 Years 10 Years
----------------------------------------------
Premier Shares   46     144     252     567


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.


--------------------------------------------------------------------------------



BNY Hamilton Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                             Year Ended December 31,
                                                 2004       2003       2002       2001       2000
----------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of year               1.00       1.00       1.00       1.00       1.00
                                              ---------  ---------  ---------  ---------  ---------
Gain from investment operations:
  Net investment income                           0.009      0.007      0.014      0.038      0.059
Dividends:
  Dividends from net investment income           (0.009)    (0.007)    (0.014)    (0.038)    (0.059)
                                              ---------  ---------  ---------  ---------  ---------
Net asset value at end of year                     1.00       1.00       1.00       1.00       1.00
                                              ---------  ---------  ---------  ---------  ---------
Total investment return based on net asset
 value (%)/(a)/                                    0.93       0.74       1.40       3.83       6.04

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)           2,072,615  1,892,653  2,242,856  1,813,475  1,459,923
Ratio of expenses to average net assets            0.46       0.48       0.48       0.48       0.49
Ratio of net investment income to average net
 assets                                            0.92       0.74       1.39       3.69       5.92



(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


                                                        BNY Hamilton Money Fund

BNY HAMILTON

 NEW YORK TAX-EXEMPT MONEY FUND


INVESTMENT OBJECTIVE

The investment objective of the BNY Hamilton New York Tax-Exempt Money Fund (the "Fund") is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.


PRINCIPAL INVESTMENT STRATEGY


The Fund seeks to achieve this investment objective by investing the assets of the Fund primarily in a portfolio of short-term, high quality, tax-exempt money market instruments. The Fund seeks to maintain a stable $1 share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

The Fund invests primarily in high-quality commercial paper, municipal bonds, and municipal notes, including tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes, that are exempt from federal, New York State, and New York City personal income tax or the federal alternative minimum tax.

Consistent with its investment objective, the Fund:

.. will invest, as a fundamental policy, at least 80% of its Assets in New York municipal obligations that are exempt from Federal, New York State and New York City personal income tax. (however, market conditions may from time to time limit the availability of these obligations). These obligations are also exempt from the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes.

.. may invest up to 20% of the Fund's total assets in obligations the interest income on which is subject to federal, New York State, and/or New York City personal income tax or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the municipal obligations described above.

.. may acquire stand-by commitments from banks with respect to municipal obligations purchased on behalf of the Fund. The Fund intends to acquire the stand-by commitments to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. In addition, the Fund's investment policies, as well as the relatively short maturity of obligations purchased by the Fund, may result in frequent changes in the Fund's portfolio, which may give rise to taxable gains and reduce investment returns.

BNY Hamilton New York Tax-Exempt Money Fund

Because the Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in the Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions or other event that adversely affects these industries could affect the ability of New York and its localities to meet their financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City, which has required and continues to require significant financial assistance from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment.



The Fund may invest to a limited degree in stand-by commitments. Stand-by commitments are also subject to certain risks, which include the ability of the issuer to pay when the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying obligation generally differs from that of the commitment.

While the interest on bonds issued to finance essential state and local government operations is generally exempt from federal income tax, dividends attributable to interest on certain municipal bonds may be treated as a tax preference item for purposes of the alternative minimum tax. Such dividends may result in (or may increase) shareholder liability for the alternative minimum tax.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.



                                    BNY Hamilton New York Tax-Exempt Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year to year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance was varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.


Annual total returns
(%) as of 12/31/04/1/
-------------------------------------------------------
                                    [CHART]

 2003     2004
------   ------
 0.49     0.69
Best Quarter: Q4 '04 +0.28  Worst Quarter: Q3 '03 +0.08


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.


                       Average annual returns (%) as of 12/31/04*
                       ------------------------------------------

                                                        Since
                                            1 Year    Inception
                       ------------------------------------------
                       Premier Shares/1/     0.69       0.72


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since the Fund is "no-load", you pay no shareholders fees or other out of pocket expenses.


              Fee table (% of average net assets)
              ----------------------------------------------------

                                                           Premier
                                                           Shares
              ----------------------------------------------------
              Shareholder Fees                              None

              Annual Operating Expenses (expenses that are
               deducted from fund assets)
              ----------------------------------------------------
              Management fee                                0.10
              Servicing fee                                 0.25
              Other expenses/(a)/                           0.19

              Total annual operating expenses               0.54
              Fees waived/(b)/                              0.04
              Net expenses                                  0.50



(a)Restated to reflect current administration fees.


(b)The Advisor has contractually agreed to limit operating expenses of the Fund to 0.50 based on average daily net assets. This waiver extends through April 2007.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Premier Shares   51     165     294     669



*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses and redemption of all shares at the end of the period indicated. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.




--------------------------------------------------------------------------------
1 Premier Shares commenced operations on 2/25/02.

BNY Hamilton New York Tax-Exempt Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                   Year Ended
                                                                  December 31,
--------------------------------------------------------------------------------------
                                                             2004     2003    2002/1/

Per-Share Data ($)
--------------------------------------------------------------------------------------
Net asset value at beginning of year                          1.00     1.00    1.00
                                                           -------  ------------------
Gain from investment operations:
  Net investment income                                      0.007    0.005   0.009
Dividends:
  Dividends from net investment income                      (0.007)  (0.005) (0.009)
                                                           -------  ------------------
Net asset value at end of year                                1.00     1.00    1.00
                                                           -------  ------------------
Total investment return based on net asset value (%)/(a)/     0.69     0.49    0.88/2/

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                        200,329  113,005  84,368
Ratio of expenses (after reduction) to average net assets     0.50     0.50    0.50/3/
Ratio of expenses (before reduction) to average net assets    0.54     0.60    0.77/3/
Ratio of net investment income to average net assets          0.74     0.48    1.01/2/


1 Premier Shares commenced operations on 2/25/02.
2 Not annualized.
3 Annualized.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


                                    BNY Hamilton New York Tax-Exempt Money Fund

BNY HAMILTON

 TREASURY MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.


PRINCIPAL INVESTMENT STRATEGY


The Fund seeks to maintain a stable $1 share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities include:

.. Treasury bills

.. Treasury notes

.. Treasury bonds

.. repurchase agreements fully collateralized by U.S. Treasury obligations

The maximum allowable maturity for any individual security is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity. The Fund may invest in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

Since the Fund invests only in U.S. Treasury obligations and repurchase agreements based on them, its yield may lag other money market funds that invest in higher-yielding securities with some credit risk. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating


All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. U.S. Treasury obligations automatically meet the most stringent credit quality requirements. In addition, the fund's weighted average maturity may not exceed 60 days.

BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.


Annual total returns
(%) as of 12/31/04/1/
-------------------------------------------------------
                                    [CHART]


1998   1999   2000   2001   2002   2003    2004
-----  -----  -----  -----  -----  -----  ------
4.99   4.54   5.82   3.68   1.29   0.66    0.82
Best Quarter: Q3 '00 +1.51  Worst Quarter: Q1 '04 +0.13


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.


                   Average annual total returns (%) as of 12/31/04*
                   ------------------------------------------------

                                                           Since
                                       1 Year   5 Year   Inception
                   ------------------------------------------------
                   Premier Shares/1/    0.82     2.43      3.29


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out of pocket expenses.


              Fee table (% of average net assets)
              ----------------------------------------------------

                                                           Premier
                                                           Shares
              ----------------------------------------------------
              Shareholder Fees                              None

              Annual Operating Expenses (expenses that are
               deducted from fund assets)
              ----------------------------------------------------
              Management fee                                0.10
              Servicing fee                                 0.25
              Other expenses/(a)/                           0.13

              Total annual operating expenses               0.48



(a)Restated to reflect current administration fees.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Premier Shares   49     154     269     604


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

--------------------------------------------------------------------------------
1 Premier shares commenced operations on 4/1/97.

                                               BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                  Year Ended December 31,
                                                       2004       2003       2002       2001      2000
--------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                     1.00       1.00       1.00       1.00     1.00
                                                    ---------  ---------  ---------  ---------  -------
Gain from investment operations:
  Net investment income                                 0.008      0.007      0.013      0.036    0.057
Dividends:
  Dividends from net investment income                 (0.008)    (0.007)    (0.013)    (0.036)  (0.057)
                                                    ---------  ---------  ---------  ---------  -------
Net asset value at end of year                           1.00       1.00       1.00       1.00     1.00
                                                    ---------  ---------  ---------  ---------  -------
Total investment return based on net asset
 value (%)/(a)/                                          0.82       0.66       1.29       3.68     5.82

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                 1,472,147  1,280,008  1,511,644  1,064,661  684,865
Ratio of expenses (after reduction) to average net
 assets                                                  0.48       0.49       0.48       0.49     0.50
Ratio of expenses (before reduction) to average net
 assets                                                  0.48       0.49       0.48       0.49     0.50
Ratio of net investment income (after reduction) to
 average net assets                                      0.81       0.65       1.27       3.49     5.76



(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



BNY Hamilton Treasury Money Fund

SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS

The Advisor has entered into servicing agreements with certain institutions (shareholder organizations) that invest in Premier Shares of these Funds for their customers. Under these agreements, the institutions provide support services to their customers, and the Funds, in turn, pay the institutions 0.25% (annualized) of the average daily NAV of their customers' Premier Shares.

Services that the shareholder organizations are responsible for providing to their customers include the following:

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor

.. providing automatic reinvestment of customers' cash balances in other investment accounts in Premier Shares, if requested

.. processing customers' dividend payments

.. providing periodic statements to their customers

.. arranging for bank wires

.. providing adequate customer support facilities

.. performing all necessary sub-accounting

.. forwarding shareholder communications from the funds

Some shareholder organizations may charge their customers additional fees for their services connected with investments in these Funds. If so, they are required to disclose them. Their customers should read this prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

Fee waivers The Funds' service providers normally pay all expenses in connection with the performance of their services, while each Fund pays its own operating expenses. During the course of the Funds' fiscal year, the administrator and/or Advisor may voluntarily reduce their fees or pay certain fund expenses. This will have the effect of increasing investors' yields. But the Advisor and/or administrator may still be reimbursed by the Funds before the end of the fiscal year. If so, investors' yields will then decrease correspondingly.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

SWEEP FACILITY FOR AUTOMATIC REINVESTMENT

Accounts are automatically "swept" each day, and amounts above a pre-arranged minimum balance are invested in Premier Shares of the funds. Further information on the sweep facility is available from the Advisor or from your shareholder organization.

                                                              Services Provided

ACCOUNT POLICIES


DAILY NAV CALCULATION


Each Fund calculates its net asset value per share (NAV) at 4:30 p.m eastern time each business day (Monday through Friday), though they may not do so on a day when no purchase or redemption orders are received. A business day is a day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open and any other day during which trading in the Funds' portfolio securities could materially affect the Funds' NAV. The Funds use the amortized cost method to value their securities. When market prices are not available, the Funds will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors. Dividends and expenses accrue daily.


Purchase orders received by the transfer agent or its designee before 4:30 p.m. eastern time (for the Money Fund and Treasury Money Fund) or 12 noon eastern time (for the New York Tax-Exempt Money Fund) will be executed at the offering price calculated at that day's close.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Premier Shares of each Fund will be determined immediately before calculation of NAV each business day. Premier Shares will begin earning dividends on the first business day their purchase is effective.

Net investment income for Premier Shares of each Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration. Each Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive distributions in cash

.. change the way you currently receive distributions

Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.

                Type of Distribution          Federal Tax Status
                ------------------------------------------------
                Dividends from net investment  ordinary income
                income
                Short-term capital gains       ordinary income

The Funds do not expect to realize long-term capital gains or losses. Distributions from the Funds are expected to be primarily ordinary income from dividends.

The funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the Funds may be subject to federal backup withholding tax and charges against their accounts related to fines.

You should consult your tax advisor our own particular tax situation.

PURCHASING AND REDEEMING PREMIER SHARES

                         Minimum investment requirements
                         -------------------------------

                         Initial investment
                         -------------------------------
                              $500,000

Fund shares are redeemed at the next NAV per share calculated after the transfer agent or its designee receives the purchase order. The Funds do not impose any fee for direct purchase or redemption orders, but

Account Policies
broker-dealers may charge a fee for these services. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until the purchase check clears, which may take up to ten business days.

Investors are entitled to purchase, exchange or redeem shares by telephone at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the transfer agent in writing if you want to disable telephone transactions.

The Funds do not issue share certificates.

Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received by the transfer agent or its designee before the close of business. In order for the Advisor to manage each Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $5 million.

Reserved rights: The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program: The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Exchange minimums: You may exchange shares between the Funds in this prospectus and any other BNY Hamilton Fund. An exchange for Class A Shares of any other BNY Hamilton Fund or Investor Shares of a BNY Hamilton Index Fund must have a value of at least $500. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

To make an exchange for Institutional Shares of any other BNY Hamilton Fund, contact your Bank of New York representative.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Signature guarantees: You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

ABUSIVE TRADING




We do not permit market timing or other abusive trading practices in BNY Hamilton Funds. The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any



                                                               Account Policies
time. In addition, the Funds reserve the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this prospectus.



Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt fund performance. The Board of Directors of the Funds have adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize harm to the Fund and its shareholders, we reserve the right to reject, in our sole discretion applied uniformly, any purchase order (including an exchange from another BNY Hamilton Fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the BNY Hamilton Funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.



On a daily basis, the Advisor will review transaction history reports and will identify all redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. In the event the Advisor identifies redemptions in excess of a specific threshold that is within 5 days of a purchase in the same account (or such multiple accounts), it will contact the Transfer Agent and the Transfer Agent will forward a report containing the past 30 days of activity in the respective account. All redemptions meeting the criteria will be investigated for possible inappropriate trading.



On a monthly basis, the Advisor will issue a report to senior management that will indicate how many transactions were reviewed in that month, any suspicious activity that was identified, and the resolution of each situation identified, whether by not allowing the investor to make additional purchases (including exchanges from other Funds), by closing particular accounts and/or, if the Advisor believes that a broker-dealer is facilitating abusive activity, by refusing to take trades from that broker-dealer.



The policies and procedures are applied uniformly to all non-omnibus accounts. Certain accounts, however, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated would not be known by the Fund. Therefore, it becomes more difficult for us to identify market timing or other abusive trading activities in these accounts, and we may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. However, to the extent possible, the Funds will monitor aggregate trading in known omnibus accounts to attempt to identify abusive or disruptive trading, focusing on transactions in excess of $250,000. To the extent abusive or disruptive trading is identified, the Funds will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Funds would address such activity directly, if it were able to do so.



The Funds do not knowingly accommodate frequent purchases and redemptions of Fund shares by investors, except as provided under the Fund's policies with respect to known omnibus accounts.


INVESTMENT ADVISOR


The investment advisor of these funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $96 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $104 billion in investments for institutions and individuals.



Advisor compensation: The Advisor is responsible for all business activities and investment decisions for the Funds. In return for these services, each fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly. During the fiscal year 2004,



Account Policies
the fee was paid at an annual rate, net of fee waivers, of 0.10%, 0.10% and 0.06% of average daily net assets of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund, respectively.


PORTFOLIO MANAGERS


BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund are managed by Sammi P. Joseph who is a Vice President of the Advisor and who has managed the Funds since 2004. He joined the Advisor in 1987 and has been managing assets since 1995.


BNY Hamilton New York Tax-Exempt Money Fund is managed by Frank Monasterio, who is a Senior Portfolio Manager within the Short-Term Money Management Department of the Advisor. He began his career at the Bank in 1976 and has been managing short-term portfolios since 1988. He is a specialist in tax-exempt securities.


                                                               Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES



BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.



COLLECTION OF CUSTOMER INFORMATION



We collect nonpublic personal information about our customers from the following sources:



    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;



    . account history, including information about the transactions and balances in a customer's accounts; and



    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.



DISCLOSURE OF CUSTOMER INFORMATION



We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:



    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and



    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.



SECURITY OF CUSTOMER INFORMATION



We protect customer information by requiring service providers to the BNY Hamilton Funds:



    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and



    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.



The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

[LOGO] BNY  HAMILTON FUNDS

FOR MORE INFORMATION


ANNUAL AND SEMI-ANNUAL REPORTS



These include commentary from the fund managers on the market conditions and investment strategies that significantly affected the fund's performance, detailed performance data, a complete inventory of the funds' securities and a report from the funds' auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.



PORTFOLIO HOLDINGS



The funds will provide a full list of their holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and their top ten holdings 15 days or more after calendar quarter-end. A description of the funds' policies and procedures for disclosing their holdings is available in the Statement of Additional Information.


STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.


YOU CAN OBTAIN THE SAI FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

INFORMATION IS ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.



COPIES OF THIS INFORMATION MAY BE OBTAINED BY E-MAIL REQUEST TO
PUBLICINFO@SEC.GOV, OR BY WRITING:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102



FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-942-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]


                        BNY Hamilton Distributors, Inc.


                               3435 Stelzer Road


                              Columbus, OH 43219



                                                                 04/05 BNY-0088

[LOGO] BNY
HAMILTON

                                  PROSPECTUS



                                APRIL 29, 2005



                                    [GRAPHIC]








   MONEY FUND

   NEW YORK TAX-EXEMPT MONEY FUND

   TREASURY MONEY FUND

   CLASSIC SHARES


   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.

                                      BNY
                                   HAMILTON
                                     FUNDS
                        ADVISED BY THE BANK OF NEW YORK


ABOUT THE FUNDS

 5  BNY Hamilton Money Fund

 8  BNY Hamilton New York Tax-Exempt Money Fund

12  BNY Hamilton Treasury Money Fund


SERVICES PROVIDED

15  Services Provided


ACCOUNT POLICIES

16  Daily NAV Calculation

16  Distribution (12b-1) Plan

17  Opening an Account/Purchasing Shares

19  Making Exchanges/Redeeming Shares

20  Distributions and Tax Considerations

21  Abusive Trading

22  Investment Advisor

22  Portfolio Managers


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 MONEY FUND

     CUSIP Number: Classic Shares 05561M606

 NEW YORK TAX-EXEMPT MONEY FUND

     CUSIP Number: Classic Shares 05561M614

 TREASURY MONEY FUND

     CUSIP Number: Classic Shares 05561M747

BNY HAMILTON

 MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments.


PRINCIPAL INVESTMENT STRATEGY


The Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less. The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations

.. banks

.. governments

.. U.S. agencies, states, and municipalities

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. Any of the money market securities held by the Fund could be downgraded in credit rating below minimum standards or go into default.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

================================================================================
Money Funds and the AAA/Aaa Rating


All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. First, the fund's weighted average maturity may not exceed 60 days. In addition--

To obtain Standard & Poor's AAA:

.. Investments must have a minimum rating of A-1.

.. Fifty percent of the fund's assets must be invested in securities with the highest short-term credit rating--A-1+.

To obtain Moody's Aaa rating:

.. Investments must have Moody's highest short-term credit rating--P-1.

                                                        BNY Hamilton Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.


Annual total returns
(%) as of 12/31/04/1/
----------------------------------------------------------------------
                                    [CHART]

1996    1997    1998    1999    2000    2001    2002     2003    2004
-----   -----   -----   -----   -----   -----   -----   ------  ------
4.73    4.80    4.81    4.51    5.78    3.57    1.15     0.49    0.68


Best Quarter: Q3 '00 +1.49  Worst Quarter: Q1 '04 +0.09


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.


                   Average annual total returns (%) as of 12/31/04*
                   ------------------------------------------------

                                                           Since
                                       1 Year   5 Year   Inception
                   ------------------------------------------------
                   Classic Shares/1/    0.68     2.31      3.39


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out of pocket expenses.


                  Fee table (% of average net assets)
                  --------------------------------------------

                                                       Classic
                                                       Shares
                  --------------------------------------------
                  Shareholder Fees                      None

                  Annual Operating Expenses (expenses
                   that are deducted from fund assets)
                  --------------------------------------------
                  Management fee                        0.10
                  Distribution (12b-1) fees             0.25
                  Servicing fee                         0.25
                  Other expenses/(a)/                   0.10

                  Total annual operating expenses       0.70



(a)Restated to reflect current administration fees.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Classic Shares   72     224     390     871




* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

--------------------------------------------------------------------------------

1 Classic Shares were first offered on 12/4/95.


BNY Hamilton Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                        Year Ended December 31,
                                                             2004       2003       2002       2001      2000
--------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           1.00       1.00       1.00       1.00     1.00
                                                          ---------  ---------  ---------  ---------  -------
Gain from investment operations:
  Net investment income                                       0.007      0.005      0.011      0.035    0.056
Dividends
  Dividends from net investment income                       (0.007)    (0.005)    (0.011)    (0.035)  (0.056)
                                                          ---------  ---------  ---------  ---------  -------
Net asset value at end of year                                 1.00       1.00       1.00       1.00     1.00
                                                          ---------  ---------  ---------  ---------  -------
Total investment return based on net asset value (%)/(a)/      0.68       0.49       1.15       3.57     5.78

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       1,036,872  1,017,653  1,085,726  1,125,853  983,197
Ratio of expenses to average net assets                        0.71       0.73       0.73       0.73     0.74
Ratio of net investment income to average net assets           0.68       0.49       1.14       3.51     5.64



(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


                                                        BNY Hamilton Money Fund

BNY HAMILTON

 NEW YORK TAX-EXEMPT MONEY FUND

INVESTMENT OBJECTIVE

The investment objective of the BNY Hamilton New York Tax-Exempt Money Fund (the "Fund") is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.


PRINCIPAL INVESTMENT STRATEGY


The Fund seeks to achieve this investment objective by investing the assets of the Fund primarily in a portfolio of short-term, high quality, tax-exempt money market instruments. The Fund seeks to maintain a stable $1 share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

The Fund invests primarily in high-quality commercial paper, municipal bonds, and municipal notes, including tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes, that are exempt from federal, New York State, and New York City personal income tax or the federal alternative minimum tax.

Consistent with its investment objective, the Fund:

.. will invest, as a fundamental policy, at least 80% of its Assets in New York municipal obligations that are exempt from federal, New York State and New York City personal income tax (however, market conditions may from time to time limit the avail- ability of these obligations). These obligations are also exempt from the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes.

.. may invest up to 20% of its assets in obligations the interest income on which is subject to federal, New York State, and/or New York City personal income tax or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the municipal obligations described above.

.. may acquire stand-by commitments from banks with respect to municipal obligations purchased on behalf of the Fund. The Fund intends to acquire the stand-by commitments to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. In addition, the Fund's investment policies, as well as the relatively short maturity of obligations purchased by the Fund, may result in frequent changes in the Fund's portfolio, which may give rise to taxable gains and reduce investment returns.

BNY Hamilton New York Tax-Exempt Money Fund

Because the Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in the Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions or other event that adversely affects these industries could affect the ability of New York and its localities to meet their financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City, which has required and continues to require significant financial assistance from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment.



The Fund may invest to a limited degree in stand-by commitments. Stand-by commitments are also subject to certain risks, which include the ability of the issuer to pay when the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying obligation generally differs from that of the commitment.

While the interest on bonds issued to finance state and local government operations is generally exempt from federal income tax, dividends attributable to interest on certain municipal bonds may be treated as a tax preference item for purposes of the alternative minimum tax. Such dividends may result in (or may increase) shareholder liability for the alternative minimum tax.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


                                    BNY Hamilton New York Tax-Exempt Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year to year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.


Annual total returns
(%) as of 12/31/04/1/
-----------------------------------------------------------
                                    [CHART]


  2003     2004
 ------   ------
  0.29     0.46


Best Quarter: Q4 '04  +0.22    Worst Quarter: Q3 '03  +0.06


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.


                       Average annual total returns
                       (%) as of 12/31/04*
                       ----------------------------------

                                                  Since
                                         1 Year Inception
                       ----------------------------------
                       Classic Shares/1/  0.46    0.49


* Assumptions: All dividends and distributions reinvested.
FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since the Fund is "no-load", you pay no shareholder fees or other out of pocket expenses.


                  Fee table (% of average net assets)
                  --------------------------------------------

                                                       Classic
                                                       Shares
                  --------------------------------------------
                  Shareholder Fees                      None

                  Annual Operating Expenses (expenses
                   that are deducted from fund assets)
                  --------------------------------------------
                  Management fee                        0.10
                  Distribution (12b-1 fees)             0.25
                  Servicing fee                         0.25
                  Other expenses/(a)/                   0.19
                  Total annual operating expenses       0.79
                  Fees waived/(b)/                      0.04

                  Net expenses                          0.75



(a)Restated to reflect current administration fees.



(b)The Advisor has contractually agreed to limit operating expenses of the Fund to 0.75% based on average daily net assets. This waiver extends through April 2007.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment*($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Classic Shares   70     232     419     959



*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no change in operating expenses and redemption of all shares at the end of the period indicated. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.




--------------------------------------------------------------------------------

1 Classic Shares were first offered on 4/1/02.


BNY Hamilton New York Tax-Exempt Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                              Year Ended
                                                                             December 31,
                                                                        2004    2003    2002/1/
------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                     1.00    1.00    1.00
                                                                       ------  ------  ------
Gain from investment operations:
  Net investment income                                                 0.005   0.003   0.006
Dividends:
  Dividends from net investment income                                 (0.005) (0.003) (0.006)
                                                                       ------  ------  ------
Net asset value at end of year                                           1.00    1.00    1.00
                                                                       ------  ------  ------
Total investment return based on net asset value (%)/(a)/                0.46    0.29    0.59/2/

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    14,853   4,421   5,330
Ratio of expenses (after reduction) to average net assets                0.74    0.69    0.75/3/
Ratio of expenses (before reduction) to average net assets               0.77    0.79    0.96/3/
Ratio of net investment income (after reduction) to average net assets   0.63    0.29    0.68/2/



1 Classic Shares were first offered on 4/1/02.

2 Not annualized.
3 Annualized.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


                                    BNY Hamilton New York Tax-Exempt Money Fund

BNY HAMILTON

 TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.


PRINCIPAL INVESTMENT STRATEGY


The Fund seeks to maintain a stable $1 share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities include:

.. Treasury bills

.. Treasury notes

.. Treasury bonds

.. repurchase agreements fully collateralized by U.S. Treasury obligations

The maximum allowable maturity for any individual security is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity. The Fund may invest in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

Since the Fund invests only in U.S. Treasury obligations or repurchase agreements based on them, its yields may lag other money market funds that invest in higher-yielding securities with some credit risk. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating


All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. U.S. Treasury obligations automatically meet the most stringent credit quality requirements. In addition, the fund's weighted average maturity may not exceed 60 days.

BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The following chart demonstrates the risks of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.


Annual total returns
(%) as of 12/31/04/1/
-------------------------------------------------------
                                          [CHART]


     2000      2001      2002      2003      2004
     -----     -----     -----    ------    ------
     5.56      3.42      1.03      0.43      0.59


Best Quarter: Q3 '00 +1.45  Worst Quarter: Q1 '04 +0.07


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.


                   Average annual total returns (%) as of 12/31/04*
                   ------------------------------------------------

                                                           Since
                                       1 Year   5 Years  Inception
                   ------------------------------------------------
                   Classic Shares/1/    0.59     2.19      2.44


*Assumptions: All dividends and distributions reinvested.
FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out of pocket expenses.


              Fee table (% of average net assets)
              ----------------------------------------------------

                                                           Classic
                                                           Shares
              ----------------------------------------------------
              Shareholder Fees                              None

              Annual Operating Expenses (expenses that are
               deducted from fund assets)
              ----------------------------------------------------
              Management fee                                0.10
              Distribution (12b-1) fees                     0.25
              Servicing fee                                 0.25
              Other expenses/(a)/                           0.13

              Total annual operating expenses               0.73





(a)Restated to reflect current administration fees.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Classic Shares   75     233     406     906




* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

================================================================================

1 Classic Shares were first offered on 4/30/99.


                                               BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                    Year Ended December 31,
                                                            2004     2003     2002     2001     2000
------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         1.00     1.00     1.00     1.00     1.00
                                                          -------  -------  -------  -------  -------
Gain from investment operations:
  Net investment income                                     0.006    0.004    0.010    0.034    0.054
Dividends:
  Dividends from net investment income                     (0.006)  (0.004)  (0.010)  (0.034)  (0.054)
                                                          -------  -------  -------  -------  -------
Net asset value at end of year                               1.00     1.00     1.00     1.00     1.00
                                                          -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(a)/    0.59     0.43     1.03     3.42     5.56

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       297,459  353,307  288,290  289,014  299,631
Ratio of expenses to average net assets                      0.71     0.72     0.73     0.74     0.75
Ratio of net investment income to average net assets         0.57     0.42     1.03     3.33     5.47





(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


BNY Hamilton Treasury Money Fund

 SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS

The Advisor has entered into servicing agreements with certain institutions (shareholder organizations) that invest in Classic Shares of these Funds for their customers. Under these agreements, the institutions provide support services to their customers, and the funds, in turn, pay the institutions 0.25% (annualized) of the average daily NAV of their customers' Classic Shares.

Services that the shareholder organizations are responsible for providing to their customers include the following:

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor

.. providing automatic reinvestment of customers' other investment accounts in Classic Shares, if requested

.. processing customers' dividend payments

.. providing periodic statements to their customers

.. arranging for bank wires

.. providing adequate customer support facilities

.. performing all necessary sub-accounting

.. forwarding shareholder communications from the funds

Some shareholder organizations may charge their customers additional fees for their services connected with investments in these Funds. If so, they are required to disclose them. Their customers should read this prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

Fee waivers The Funds' service providers normally pay all expenses in connection with the performance of their services, while each Fund pays its own operating expenses. During the course of the Funds' fiscal year, the administrator and/or Advisor may voluntarily reduce their fees or pay certain fund expenses. This will have the effect of increasing investors' yields. But the Advisor and/or administrator may still be reimbursed by the Funds before the end of the fiscal year. If so, investors' yields will then decrease correspondingly.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

SWEEP FACILITY FOR AUTOMATIC REINVESTMENT

Accounts are automatically "swept" each day, and amounts above a pre-arranged minimum balance are invested in Classic Shares of the Funds. Further information on the sweep facility is available from the Advisor or from your shareholder organization.

                                                              Services Provided

ACCOUNT POLICIES

DAILY NAV CALCULATION


Each Fund calculates its net asset value per share (NAV) at 4:30 p.m. eastern time each business day (Monday through Friday), though they may not do so on a day when no purchase or redemption orders are received. A business day is a day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open and any other day during which trading in the Funds' portfolio securities could materially affect the Funds' NAV. The Funds use the amortized cost method to value their securities. When market prices are not available, the Funds will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors. Dividends and expenses accrue daily.


Purchase orders received by the transfer agent or its designee before 4:30 p.m. eastern time (for the Money Fund and Treasury Money Fund) or 12 noon eastern time (for the New York Tax-Exempt Money Fund) will be executed at the offering price calculated at that day's close.

The BNY Hamilton Money Fund may invest in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in this Fund may change on days when you will be unable to purchase or redeem shares.

DISTRIBUTION (12b-1) PLAN

The directors have adopted 12b-1 distribution plans with respect to the Classic Shares of each of the Funds in this prospectus. The plans permit the Funds to reimburse the Distributor for distribution expenses in an amount up to 0.25% of the annual average daily net assets of Classic Shares.

These fees are paid out of fund assets on an ongoing basis, and over time, they could cost you more than paying other types of sales charges.

OPENING AN ACCOUNT

              Minimum investment requirements
              ---------------------------------------------------

                               Minimum       Minimum
                               initial     continuing     Minimum
              Account Type    investment   investments    balance
              ---------------------------------------------------
              IRA               $  250   $             25   N/A
              Regular Account   $2,000   $            100  $500
              Automatic
               Investment
               Program          $  500   $             50   N/A
              Government
               Direct Deposit             minimum $100;
               Program*         $  250   maximum $50,000

 Note: Employees and retirees of The Bank of the New York and its affiliates, and employees of the administrator, distributor and their affiliates may open a regular account with $100 and make continuing investments of $25. Employees and retirees of The Bank of New York and its affiliates may also invest through payroll deduction. Call 800-426-9363 for details.
*For federal employees and investors who receive Social Security or certain other payments from the federal government.

Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES

Open an account                                    Add to your investment
----------------------------------------------------------------------------------------------------------------

Mail
----------------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to BNY Hamilton Funds, Inc.
check payable directly to each fund you want to    to:
invest in.
BNY Hamilton Funds, Inc.                           BNY Hamilton Funds, Inc.
P.O. Box 182785                                    P.O. Box 182785
Columbus, OH 43218-2785                            Columbus, OH 43218-2785
For all enrollment forms, call 1-800-426-9363.     If possible, include a tear-off payment stub from one of your transaction confirmation statements.

Wire
----------------------------------------------------------------------------------------------------------------
The funds do not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 800-952-6276 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your fund]                                  Attn: [your fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]

Phone
----------------------------------------------------------------------------------------------------------------
                                                   Call 1-800-426-9363.

                                                   You must provide the required information about your bank
                                                   on your new account application, or in a signature guaranteed letter. Your bank must be a member of the ACH (Automated
                                                   Clearing House) system.

Dealer
----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

                                                               Account Policies

Open an account                                    Add to your investment
--------------------------------------------------------------------------------------------------------------

Automatic Investment Program
--------------------------------------------------------------------------------------------------------------
Automatic investments are withdrawn from your
bank account on a monthly or biweekly basis.
Make an initial investment of at least $500 by     Once you specify a dollar amount (minimum $50),
whatever method you choose. Be sure to fill in     investments are automatic.
the information required in section 3e of your
new account application.
Your bank must be a member of the ACH (Automated   You can modify or terminate this service at any time by
Clearing House) system.                            mailing a notice to:
                                                   BNY Hamilton Funds, Inc.
                                                   P.O. Box 182785
                                                   Columbus, OH 43218-2785

Government Direct Deposit Program
--------------------------------------------------------------------------------------------------------------
For federal employees and investors who receive
social security or certain other payments from
the federal government.
Call 1-800-426-9363 for instructions on            Once you are enrolled, investments are automatic.
how to enroll.
                                                   You can terminate the service at any time by contacting the appropriate federal agency.


Purchases by personal check Checks should be in U.S. dollars and payable to the specific fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. Additionally, bank starter checks are not accepted for the initial purchase into the Funds. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.


Wire transactions The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

Account Policies

MAKING EXCHANGES/REDEEMING SHARES


To exchange shares between mutual funds (minimum   To redeem shares
$500)
------------------------------------------------------------------------------------------------------------------

Phone
------------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request, or a check can be mailed to you at the address of record on the following business day.

Mail
------------------------------------------------------------------------------------------------------------------
The funds do not charge a fee for wire
transactions, but your bank may.                   Your instructions should include:
Your instructions should include:                  .your account number
.. your account number                              .names of the funds and number of shares or dollar amount
.. names of the funds and number of shares or        you want to exchange.
  dollar amount you want to exchange.              A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send proceeds to a different address or to
                                                    different banking institutions than what is on file.
                                                   .you have changed your account address within the last 10 days

Dealer
------------------------------------------------------------------------------------------------------------------
Contact your broker-dealer.                        Contact your broker-dealer.

Systematic Withdrawal
------------------------------------------------------------------------------------------------------------------
Requires $10,000 minimum fund balance              You can choose from several options for monthly, quarterly, semi-annual or annual withdrawals:
                                                   .declining balance
                                                   .fixed dollar amount
                                                   .fixed share quantity
                                                   .fixed percentage of your account
                                                   Call 1-800-426-9363 for details.

MAKING EXCHANGES/REDEEMING SHARES

As with purchase orders, redemption requests received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the NAV calculated at that day's close.


Minimum account balances If your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.


Exchange minimums You may exchange shares of the same class between Funds. From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you

                                                               Account Policies
are likely to generate a capital gain or loss when you make an exchange. Shares to be exchanged must have a value of at least $500. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

Checkwriting privileges Checkwriting privileges are available by request to shareholders of these Funds. The minimum check amount is $500. There is no fee for writing checks, but the Funds will charge for stop payments or overdrafts. You cannot close your account by writing a check.

The Funds reserve the right to impose a fee or terminate this service upon notice to shareholders.


Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee. A signature guarantee is required whenever:



.. you redeem more than $50,000



.. you want to send proceeds to a different address or to different banking instructions than what is on file



.. you have changed your account address within the last 10 days


Reserved rights The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Classic Shares of each Fund will be determined immediately before calculation of NAV each business day. Classic Shares will begin earning dividends on the first business day their purchase is effective.

Net investment income for Classic Shares of each Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration. Each Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash

.. change the way you currently receive distributions

Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.


Account Policies

                  Type of Distribution     Federal Tax Status
                  -------------------------------------------
                  Dividends from net        ordinary income
                  investment income
                  Short-term capital gains  ordinary income

The Funds do not expect to realize long-term capital gains or losses. Distributions from the Funds are expected to be primarily ordinary income from dividends.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the funds may be subject to federal backup withholding tax and charges against their accounts related to fines.

You should consult your tax advisor about your own particular tax situation.




ABUSIVE TRADING


We do not permit market timing or other abusive trading practices in BNY Hamilton Funds. The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this prospectus.





Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt fund performance. The Board of Directors of the Funds have adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize harm to the Fund and its shareholders, we reserve the right to reject, in our sole discretion applied uniformly, any purchase order (including an exchange from another BNY Hamilton Fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the BNY Hamilton Funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.



On a daily basis, the Advisor will review transaction history reports and will identify all redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. In the event the Advisor identifies redemptions in excess of a specific threshold that is within 5 days of a purchase in the same account (or such multiple accounts), it will contact the Transfer Agent and the Transfer Agent will forward a report containing the past 30 days of activity in the respective account. All redemptions meeting the criteria will be investigated for possible inappropriate trading.



On a monthly basis, the Advisor will issue a report to senior management that will indicate how many transactions were reviewed in that month, any suspicious activity that was identified, and the resolution of each situation identified, whether by not allowing the investor to make additional purchases (including exchanges from other Funds), by closing particular accounts and/or, if the Advisor believes that a broker-dealer is facilitating abusive activity, by refusing to take trades from that broker-dealer.



The policies and procedures are applied uniformly to all non-omnibus accounts. Certain accounts, however, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated would not be known by the Fund. Therefore, it becomes more difficult for us to identify market timing or other abusive trading activities in these accounts, and we may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. However, to the extent possible, the Funds will monitor aggregate trading in



                                                               Account Policies
known omnibus accounts to attempt to identify abusive or disruptive trading, focusing on transactions in excess of $250,000. To the extent abusive or disruptive trading is identified, the Funds will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Funds would address such activity directly, if it were able to do so.



The Funds do not knowingly accommodate frequent purchases and redemptions of Fund shares by investors, except as provided under the Fund's policies with respect to known omnibus accounts.


INVESTMENT ADVISOR


The investment advisor of these Funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $96 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $104 billion in investments for institutions and individuals.



Advisor compensation The Advisor is responsible for all business activities and investment decisions for the funds. Each Fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly. During the fiscal year 2004, the fee was paid at an annual rate, net of fee waivers of 0.10%, 0.10% and 0.06% of average daily net assets of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund, respectively.


PORTFOLIO MANAGERS


BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund are managed by Sammi P. Joseph, who is a Vice President of the Advisor and who has managed the Funds since 2004. He joined the Advisor in 1987 and has been managing assets since 1995.


BNY Hamilton New York Tax-Exempt Money Fund is managed by Frank Monasterio, who is a Senior Portfolio Manager within the Short-Term Money Management Department of the Advisor. He began his career at the Bank in 1976 and has been managing short-term portfolios since 1988. He is a specialist in tax-exempt securities.


Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

[LOGO]

For More Information

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from the fund managers on the market conditions and investment strategies that significantly affected the fund's performance, detailed performance data, a complete inventory of the funds' securities and a report from the funds' auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.



PORTFOLIO HOLDINGS


The funds will provide a full list of their holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and their top ten holdings 15 days or more after calendar quarter-end. A description of the funds' policies and procedures for disclosing their holdings is available in the Statement of Additional Information.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.


YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363


INFORMATION IS ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.



COPIES OF THIS INFORMATION MAY BE OBTAINED BY E-MAIL REQUEST TO
PUBLICINFO@SEC.GOV, OR BY WRITING:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
www.sec.gov

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-942-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]




                        BNY Hamilton Distributors, Inc.


                               3435 Stelzer Road


                              Columbus, OH 43219



                                                                04/05  BNY-0089

[LOGO] BNY
HAMILTON

                                  PROSPECTUS



                                APRIL 29, 2005



                                    [GRAPHIC]





   BNY HAMILTON
   INTERNATIONAL
   EQUITY CRT FUND

   BNY HAMILTON
   LARGE CAP GROWTH
   CRT FUND

   BNY HAMILTON
   SMALL CAP GROWTH
   CRT FUND

   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUNDS

 5  BNY Hamilton International Equity CRT Fund

10  BNY Hamilton Large Cap Growth CRT Fund

15  BNY Hamilton Small Cap Growth CRT Fund


ACCOUNT POLICIES

20  Daily NAV Calculation

21  Opening an Account/Purchasing Shares

23  Making Exchanges/Redeeming Shares

25  Distributions and Tax Considerations

25  Abusive Trading

26  Investment Advisor

26  Portfolio Managers


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS


 INTERNATIONAL EQUITY CRT FUND



     CUSIP Number:


     Institutional Shares 05561M713


 LARGE CAP GROWTH CRT FUND

     CUSIP Number:
     Institutional Shares 05561M739

 SMALL CAP GROWTH CRT FUND

     CUSIP Number:
     Institutional Shares 05561M721

BNY HAMILTON

 INTERNATIONAL EQUITY CRT FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

PRINCIPAL INVESTMENT STRATEGY


The Fund pursues its objective by investing primarily in Depositary Receipts
(DRs) representing securities of non-U.S. issuers. DRs are U.S. securities that represent securities of a non-U.S. issuer that are deposited in a custody account of the U.S. bank that administers the non-U.S. issuer's DR program. The Advisor will screen the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index universe of approximately 1000 issuers, representing the developed securities markets, for the availability of issuers with a sponsored or unsponsored DR facility. Issuers with DR facilities are then analyzed by the Advisor's proprietary mathematical algorithm to reflect the characteristics of the developed markets. The risk characteristics utilized in the algorithm are country weights, sector weights and sector weights within each country. As a result of this process, the Fund is expected to hold DRs representing 150-250 foreign issuers. The Fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index. At March 31, 2005, the MSCI EAFE Index included companies with market capitalizations of approximately $148 million to $233 billion. Securities from developing countries, such as Russia, will not be included as they are not part of the MSCI EAFE Index.


Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities, including DRs representing securities of non-U.S. issuers. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Most securities are non-U.S. equities held as DRs. The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities. As a temporary defensive measure, the Fund may invest more than 20% of its assets in U.S. cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund will generally fluctuate with stock market movements in the countries in which the Fund is invested. Since the prices of many non-U.S. stocks emphasized by the Fund have historically been more volatile than those of U.S. stocks, the ups and downs of your investment in this Fund may be more extreme.

Some non-U.S. issuers do not have established DR programs. Because the Fund will pursue its objective by investing primarily in DRs representing securities of non-U.S. issuers, the Fund will not generally pursue opportunities for investment in non-U.S. issuers that do not have DR programs but that might otherwise be attractive investments for the Fund.

                                     BNY Hamilton International Equity CRT Fund

As a group, the large-capitalization stocks emphasized by this Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks.

Investments in smaller companies, on the other hand, have historically been more volatile than those of larger companies. To the extent that the Fund invests in smaller companies, the volatility of your investment may increase.

Investments in foreign securities involve additional risks. Unfavorable currency exchange rates could decrease the value of your investment in terms of U.S. dollars. Transaction expenses are generally higher on foreign exchanges than in the U.S., which could affect performance. Furthermore, foreign taxes could also detract from performance. Some foreign companies do not adhere to uniform accounting principles, so publicly available financial information may be limited or misleading. Political and social unrest could also affect the performance of this Fund.

The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price that is beneficial to the Fund.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Globalization and International Investing

With more than half of the world's market opportunities outside the U.S., international funds offer investors greater diversification than a purely domestic portfolio. International markets are experiencing many of the same dynamics that drove U.S. stock growth in the 1990s:

.. corporate restructuring

.. increased emphasis on shareholder value

.. growing pool of investors through retirement and other savings plans

Meanwhile, global competition is spurring companies worldwide to increase their efficiency by cutting costs, relocating production facilities, out-sourcing non-essential processes and focusing on their core businesses.

BNY Hamilton International Equity CRT Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


CRT Shares annual total returns/1/
(%) as of 12/31/04
------------------------------------------------------------
                                    [CHART]

  2000        2001     2002       2003    2004
-------     -------   -------    ------   ------
-17.80      -24.04    -16.68     36.62    15.80


Best Quarter: Q2 '03  +17.86    Worst Quarter: Q3 '02 -18.21


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


            Average annual total returns (%) as of 12/31/04*
            --------------------------------------------------------

                                                              Since
            CRT Shares/1/                              1 Year 1/3/00
            --------------------------------------------------------
            Return Before Taxes                        15.80  -3.82
            Return After Taxes on Distributions        15.30  -4.04
            Return After Taxes on Distributions and
             Sale of Fund Shares                       10.26  -3.33
            MSCI EAFE Index (reflects no
             deduction for fees, expenses or taxes)/2/ 20.70  -1.13


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------

1 CRT Shares commenced operations on 1/3/00, the first business day of the year.

2 The MSCI EAFE is an unmanaged index of stocks of companies in Europe, Australasia and the Far East.

                                     BNY Hamilton International Equity CRT Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. ''Annual Operating Expenses" are deducted from Fund assets, and are reflected in the total return.


           Fee table (% of average net assets)
           ---------------------------------------------------------

                                                International Equity
                                                     CRT Shares
           ---------------------------------------------------------
           Shareholder Fees (fees paid directly
            from your investment)                       None
           Redemption Fee on shares held 60
            days or fewer (as a % of amount
            redeemed)*                                  2.00

           Annual Operating Expenses
            (expenses that are deducted from
            fund assets)
           ---------------------------------------------------------
           Management fee                               0.75
           Distribution (12b-1) fees                    None
           Other expenses/(a)/                          1.81

           Total annual operating expenses              2.56

           Fees waived/(b)/                             1.34

           Net expenses                                 1.22


* The redemption fee applies to shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another Fund. Shares held for more than 60 calendar days are not subject to the redemption fee.

(a)Restated to reflect current administration fees.


(b)The Advisor has contractually agreed to limit expenses of the Fund to 1.22% of its average daily net assets. This waiver extends through April 2007.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                   Expenses on a $10,000 investment* ($)
                   ------------------------------------------

                              1 Year 3 years 5 Years 10 Years
                   ------------------------------------------
                   CRT Shares  124     532    1,111   2,686



*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.



BNY Hamilton International Equity CRT Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                               Year Ended December 31,
CRT Shares                                                              2004   2003   2002    2001    2000/1/
---------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                    6.96   5.15    6.22    8.22   10.00
                                                                       -----  -----  ------  ------  ------
Gain (loss) from investment operations:
  Net investment income                                                 0.09   0.06    0.04    0.02      --
  Net realized and unrealized gain (loss) on investments                1.01   1.82   (1.08)  (2.00)  (1.78)
                                                                       -----  -----  ------  ------  ------
  Total gain (loss) from investment operations                          1.10   1.88   (1.04)  (1.98)  (1.78)
Dividends:
  Dividends from net investment income                                 (0.10) (0.07)  (0.03)  (0.02)     --
                                                                       -----  -----  ------  ------  ------
Net asset value at end of year                                          7.96   6.96    5.15    6.22    8.22
                                                                       -----  -----  ------  ------  ------
Total investment return based on net asset value (%)/(a)/              15.80  36.62  (16.68) (24.04) (17.80)/2/

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    6,784  6,501   6,675   7,186   5,263
Ratio of expenses (after reduction) to average net assets               1.22   1.22    1.22    1.22    1.22/3/
Ratio of expenses (before reduction) to average net assets              2.59   3.94    3.66    4.38    4.55/3/
Ratio of net investment income (after reduction) to average net assets  1.26   1.07    0.63    0.29    0.03/3/
Portfolio turnover rate                                                   25     90      37      48      10/2/


1 CRT shares commenced operations 1/3/00.
2 Not annualized.
3 Annualized.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


                                     BNY Hamilton International Equity CRT Fund

BNY HAMILTON

 LARGE CAP GROWTH CRT FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in common stocks and securities convertible into common stocks ("equity securities") of domestic and foreign companies; current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY

Individual stock selection, rather than industry allocation, is the primary focus in investing the Fund's assets. Fundamental financial analysis is used to identify companies that appear to offer the following:

.. potential for above-average, accelerating earnings or revenue growth

.. dominant market positions

.. improving operating efficiency

.. increased earnings per share (EPS)


The Fund's portfolio generally includes large-capitalization stocks of 40 to 60 companies whose market capitalizations are $5 billion or more.


Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures) which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of large-capitalization issuers. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. As a group, the large-capitalization stocks emphasized by the Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks. The long-term capital appreciation of large-cap stocks has historically lagged smaller companies.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency

BNY Hamilton Large Cap Growth CRT Fund
exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalizations over $5 billion, are a relatively select group that nonetheless covers all industries and geographies. These companies are typically well-established businesses with broad product lines and customers in many markets. Their diversification and usually substantial cash reserves enable them to weather economic downturns.

                                         BNY Hamilton Large Cap Growth CRT Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


CRT Shares annual total returns/1/
(%) as of 12/31/04
------------------------------------------------------------
                                    [CHART]

 2000      2001       2002        2003       2004
------   -------     -------    -------    -------
 0.87    -24.38      -22.85      23.42      5.20


Best Quarter: Q1 '00  +14.53    Worst Quarter: Q1 '01 -20.39


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


             Average annual total returns (%) as of 12/31/04*
             -----------------------------------------------------

                                                            Since
             CRT Shares/1/                           1 Year 1/3/00
             -----------------------------------------------------
             Return Before Taxes                      5.20  -5.27
             Return After Taxes on Distributions      4.82  -5.55
             Return After Taxes on Distributions and
              Sale of Fund Shares                     3.37  -4.57
             S&P 500(R) Index (reflects no deduction
              for fees, expenses or taxes)/2/        10.87  -2.31


*Assumptions: All dividends and distributions reinvested.


--------------------------------------------------------------------------------

1 CRT Shares commenced operations on 1/3/00, the first business day of the year.

2 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.

BNY Hamilton Large Cap Growth CRT Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are deducted from Fund assets, and are reflected in the total return. Shareholders pay no sales charge
(load) or out-of-pocket expenses.


             Fee table (% of average net assets)
             -----------------------------------------------------

                                                  Large Cap Growth
                                                     CRT Shares
             -----------------------------------------------------
             Shareholder Fees                           None

             Annual Operating Expenses (expenses
              that are deducted from fund assets)
             -----------------------------------------------------
             Management fee                             0.60
             Distribution (12b-1) fees                  None
             Other Expenses/(a)/                        0.91
             Total annual operating expenses            1.51
             Fees waived/(b)/                           0.71
             Net expenses                               0.80



(a)Restated to reflect current administration fees.


(b)The Advisor has contractually agreed to limit expenses of the Fund to .80% of its average daily net assets. This waiver extends through April 2007.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                   Expenses on a $10,000 investment* ($)
                   ------------------------------------------

                              1 Year 3 Years 5 Years 10 Years
                   ------------------------------------------

                   CRT Shares   82     334     685    1,676



*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reduction and no change in operating expenses. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.



                                         BNY Hamilton Large Cap Growth CRT Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                         Year Ended December 31,
CRT Shares                                                       2004    2003    2002    2001    2000/1/
---------------------------------------------------------------------------------------------------------

Per-Share Data ($)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                              7.04    5.75    7.54   10.03   10.00
                                                                ------  ------  ------  ------  ------
Gain (loss) from investment operations:
  Net investment income                                           0.07    0.06    0.05    0.05    0.06
  Net realized and unrealized gain (loss) on investments          0.28    1.28   (1.79)  (2.50)   0.03
                                                                ------  ------  ------  ------  ------
  Total gain (loss) from investment operations                    0.35    1.34   (1.74)  (2.45)   0.09
Dividends and distributions:
  Dividends from net investment income                           (0.07)  (0.05)  (0.05)  (0.04)  (0.05)
  Distributions from capital gains                                  --      --      --      --   (0.01)
                                                                ------  ------  ------  ------  ------
  Total dividends and distributions                              (0.07)  (0.05)  (0.05)  (0.04)  (0.06)
                                                                ------  ------  ------  ------  ------
Net asset value at end of year                                    7.32    7.04    5.75    7.54   10.03
                                                                ------  ------  ------  ------  ------
Total investment return based on net asset value (%)/(a)/         5.20   23.42  (22.85) (24.38)   0.87/2/

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             13,792  14,027  15,333  17,514  14,920
Ratio of expenses (after reduction) to average net assets         0.80    0.80    0.80    0.80    0.80/3/
Ratio of expenses (before reduction) to average net assets        1.54    1.47    1.71    2.11    1.76/3/
Ratio of net investment income (after reduction) to average net
 assets                                                           1.04    0.88    0.84    0.58    0.52/3/
Portfolio turnover rate                                             42      24      21      16       5/2/


1 CRT Shares commenced operations on 1/3/00.
2 Not annualized.
3 Annualized.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


BNY Hamilton Large Cap Growth CRT Fund

BNY HAMILTON

 SMALL CAP GROWTH CRT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies.

PRINCIPAL INVESTMENT STRATEGY


Individual security selection is the primary investment focus, rather than industry allocation. Within the universe of small-capitalization companies whose market capitalizations are between $100 million and $2 billion and companies that are in the Russell 2000 Index (without regard to their market capitalization), the Fund targets those with above-average earnings growth that have exceeded market expectations. At March 31, 2005, the Russell 2000 Index included companies with market capitalizations of approximately $27 million to $6.45 billion. The Fund emphasizes companies in this group that dominate niche markets, and thus exert more control over the pricing and supply in their markets. The Fund expects the companies in which it invests to achieve sustained growth in earnings or revenues over the next two to three years. Specific factors that may suggest growth include:


.. expanded operations

.. new products or technologies

.. new distribution channels

.. generally favorable industry conditions

.. revitalized company management

To complement these core investments, the portfolio manager seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. The Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed $2 billion.

Although the Fund intends to invest primarily in equity securities of U.S. issuers, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in small-capitalization stocks. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days prior notice of any change in this non-fundamental "80%" policy.) As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Since the prices of the small-capitalization stocks emphasized by the Fund have historically been more volatile than those of larger companies, the ups and downs of your investment in the Fund may be more extreme than the market as a whole.

As a group, small companies are usually relatively young, and their short track records make it difficult to build a case for sustainable long-term growth.

                                         BNY Hamilton Small Cap Growth CRT Fund

Limited product lines, niche markets, and small capital reserves may not allow small companies to survive temporary setbacks. In a declining market, these stocks can also be hard to sell at a price that is beneficial to the Fund.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
More Information about Risks of Investing in Small-Cap Companies and Growth Investing


Small companies tend to grow or fade quickly by their nature. Their market valuations are often based more on investors' belief in their future potential than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices have historically been more volatile than those of large-cap stocks. Growth investors are often attracted to small companies for their specialization and innovation.

Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They can grow to dominate such markets rapidly, but are also threatened by even temporary downturns.

Innovation: Bold ideas for products or services are the basis of many small companies. A company's ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.

BNY Hamilton Small Cap Growth CRT Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


CRT Shares annual total returns/1/
(%) as of 12/31/04
------------------------------------------------------------
                                    [CHART]

2000    2001     2002     2003      2004
-----  ------  -------   ------    ------
9.53   -9.95   -22.72     38.01     5.85

Best Quarter: Q1 '00 +24.40     Worst Quarter: Q3 '01 -19.12


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


            Average annual total returns (%) as of 12/31/04*
            --------------------------------------------------------

                                                              Since
            CRT Shares/1/                              1 Year 1/3/00
            --------------------------------------------------------
            Return Before Taxes                         5.85   2.17
            Return After Taxes on Distributions         5.85   2.10
            Return After Taxes on Distributions and
             Sale of Fund Shares                        3.81   1.81
            Russell 2000(R) Index (reflects no
             deduction for fees, expenses or taxes)/2/ 18.33   6.60


*Assumptions: All dividends and distributions reinvested.



--------------------------------------------------------------------------------

1 CRT Shares commenced operations on 1/3/00, the first business day of the year.

2 The Russell 2000(R) Index is an unmanaged index of small U.S. companies.

                                         BNY Hamilton Small Cap Growth CRT Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. ''Annual Operating Expenses" are deducted from Fund assets, and are reflected in the total return. Shareholders pay no sales charge
(load) or out-of-pocket expenses.


             Fee table (% of average net assets)
             -----------------------------------------------------

                                                  Small Cap Growth
                                                     CRT Shares
             -----------------------------------------------------
             Shareholder Fees                           None

             Annual Operating Expenses (expenses
              that are deducted from fund assets)
             -----------------------------------------------------
             Management fee                             0.75
             Distribution (12b-1) fees                  None
             Other expenses/(a)/                        1.35
             Total annual operating expenses            2.10
             Fees waived/expenses reimbursed/(b)/       1.14
             Net expenses                               0.96



(a)Restated to reflect current administration fees.


(b)The Advisor has contractually agreed to limit expenses of the Fund to 0.96% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund, to the extent, total annual operating expenses are greater than 0.96% of its average daily net assets. This waiver extends through April 2007.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                   Expenses on a $10,000 investment* ($)
                   ------------------------------------------

                              1 Year 3 Years 5 Years 10 Years
                   ------------------------------------------

                   CRT Shares   98     430     912    2,243



*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.



BNY Hamilton Small Cap Growth CRT Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                             Year Ended December 31,
CRT Shares                                                            2004    2003    2002    2001   2000/1/
-------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                  10.42    7.55    9.77  10.85  10.00
                                                                     ------  ------  ------  -----  ------
Gain (loss) from investment operations:
  Net investment loss                                                 (0.07)  (0.04)  (0.04) (0.02) (0.01)
  Net realized and unrealized gain (loss) on investments               0.68    2.91   (2.18) (1.06)  0.96
                                                                     ------  ------  ------  -----  ------
  Total gain (loss) from investment operations                         0.61    2.87   (2.22) (1.08)  0.95
Distributions:
  Distributions from capital gains                                       --      --      --     --  (0.10)
                                                                     ------  ------  ------  -----  ------
  Total distributions                                                    --      --      --     --  (0.10)
                                                                     ------  ------  ------  -----  ------
Net asset value at end of year                                        11.03   10.42    7.55   9.77  10.85
                                                                     ------  ------  ------  -----  ------
Total investment return based on net asset value (%)/(a)/              5.85   38.01  (22.72) (9.95)  9.53/2/

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                  10,044  10,204   8,139  8,823  6,394
Ratio of expenses (after reduction) to average net assets              0.96    0.96    0.96   0.96   0.96/3/
Ratio of expenses (before reduction) to average net assets             2.13    2.20    2.63   3.24   3.03/3/
Ratio of net investment loss (after reduction) to average net assets  (0.63)  (0.44)  (0.46) (0.22) (0.11)/3/
Portfolio turnover rate                                                  58      45      27     47     35/2/


1 CRT shares commenced operations 1/3/00.
2 Not annualized.
3 Annualized.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


                                         BNY Hamilton Small Cap Growth CRT Fund

BNY HAMILTON

ACCOUNT POLICIES

DAILY NAV CALCULATION


Each Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange each day that the exchange is open. When market prices are not available, the Funds will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.


Purchase orders received by the transfer agent or its designee before the close of the New York Stock Exchange will be executed at the NAV calculated at that day's close.

The Funds invest, or may invest, in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in the Funds may change on days when you will be unable to purchase or redeem shares.


OPENING AN ACCOUNT


                  Minimum investment requirements
                  -------------------------------------------

                                  Minimum   Minimum
                                  initial  continuing Minimum
                  Account Type    Investor   Shares   balance
                  -------------------------------------------
                  Regular Account $10,000    $1,000   $1,000

Call 1-800-426-9363 for details.

Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES

Open an account                                    Add to your investment
----------------------------------------------------------------------------------------------------------------

Mail
----------------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to BNY Hamilton Funds, Inc. to:
check payable directly to each fund you want to
invest in to:                                      BNY Hamilton Funds, Inc.
BNY Hamilton Funds, Inc.                           P.O. Box 182785
P.O. Box 182785                                    Columbus, OH 43218-2785
Columbus, OH 43218-2785                            If possible, include a tear-off payment stub from one of your
For all enrollment forms, call 1-800-426-9363.     transaction confirmation or account statements.

Wire
----------------------------------------------------------------------------------------------------------------
The funds do not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 1-800-952-6276 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your fund]                                  Attn: [your fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]

Dealer
----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.


Purchases by personal check: Checks should be in U.S. dollars and payable to the specific fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. Additionally, bank starter checks are not accepted for the initial purchase into the funds. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.


Wire transactions: The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

Tax Deductions and Consequences: The four-tier tax system applied to the payout of a CRT to the income beneficiary has been referred to as a worst in/first out system. That is, to the extent that tier one items (dividends, taxable bond interest, and short-term gains) are received by the trust, that is considered the tax status of that portion of the payout. To the extent that the payout exceeds the amount of tier one items

                                                               Account Policies
received by the trust, the next portion of the payout is taxed at tier two levels (long-term capital gains rates) to the extent that the trust has realized long-term gains. Since CRTs retain the cost basis and holding period of the funding assets and many CRTs are funded with appreciated assets, there is frequently a reservoir of long-term gains inside trusts. On an accounting basis, income beneficiaries may find it desirable to have as much of their payout taxed as long-term gain rather than ordinary income. In cases where the payout exceeds the accumulated tier one and tier two distributions, distributions that are tier three (i.e. tax-exempt interest) would be next. It is not anticipated that the Funds will generate any tax-exempt interest. Finally, in cases where the payout exceeds the amount of the top three tiers, the remainder of the payout is deemed return of principal.


Account Policies

MAKING EXCHANGES/REDEEMING SHARES


To exchange shares between mutual funds (minimum   To redeem shares
$500)
-----------------------------------------------------------------------------------------------------------------

Phone
-----------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request, or a check can be mailed to you at the address of record on the following business day.

Mail
-----------------------------------------------------------------------------------------------------------------
Your instructions should include:                  Your instructions should include:
.. your account number                              .your account number
.. names of the funds and number of shares of       .names of the funds and number of shares of dollar amount
  dollar amount you want to exchange.               you want to exchange.
                                                   A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send proceeds to a different address or to
                                                    different banking instructions than what is on file.
                                                   .you have changed your account address within the last
                                                    10 days

Dealer
-----------------------------------------------------------------------------------------------------------------
Contact your broker-dealer.                        Contact your broker-dealer.

Systematic Withdrawal
-----------------------------------------------------------------------------------------------------------------
Requires $10,000 minimum fund balance              You can choose from several options for monthly, quarterly, semi-annual or annual withdrawals:
                                                   .declining balance
                                                   .fixed dollar amount
                                                   .fixed share quantity
                                                   .percentage of your fixed account
                                                   Call 1-800-426-9363 for details.

MAKING EXCHANGES/REDEEMING SHARES

As with purchase orders, redemption requests received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the offering price calculated at that day's close.

The BNY Hamilton Equity CRT Funds are available only to direct investments over $10,000 or to investors who have specific asset management relationships with the Advisor. Please contact your Bank of New York representative for detailed instructions and additional policies.

The Funds do not issue share certificates.

Reserved rights: The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon

                                                               Account Policies
redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program: The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Exchange minimums: You may exchange shares between BNY Hamilton Equity CRT Funds, BNY Hamilton Money Fund--Premier Shares, BNY Hamilton Treasury Money Fund--Premier Shares, and the Institutional class of the Taxable and Tax-Exempt Fixed Income Funds provided you meet the minimum account balance requirement. Shares to be exchanged must have a value of at least $10,000. If you will be investing in a new Fund, you must exchange enough shares to meet the minimum balance requirement.

To make an exchange, contact your Bank of New York representative.

From the perspective of tax liability, an exchange is the same as a redemption from one fund and a purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Signature guarantees: You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

Redemptions In-Kind: The Funds reserve the right to make payment in securities rather than cash. This could occur under extraordinary circumstances, such as a very large redemptions that could affect a Fund's operations (for example, more than 1% of the Fund's net assets). If a Fund deems it advisable for the benefit of all shareholders, redemption in-kind will consist of securities equal in market value to your shares. When the shareholder converts these securities to cash, they will pay brokerage charges.


Redemption Fee: The International Equity CRT Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another Fund. The fee is withheld from redemption proceeds and retained by the International Equity CRT Fund in order to offset the costs of buying and selling securities. The fee is intended to ensure that short-term investors pay their share of the International Equity CRT Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. See "Abusive Trading". Shares held by investors for more than 60 calendar days are not subject to the 2% fee. For purposes of determining whether the fee applies, the shares that were held the longest will be redeemed first. Although the International Equity CRT Fund has a goal of assessing this fee on applicable redemptions, the fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans. The fee may also not apply to the following redemptions that do not indicate abusive trading strategies: redemptions of shares through automatic non-discretionary rebalancing programs, systematic withdrawal plans, redemptions requested within 60 days following the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by the International Equity CRT Fund.



Account Policies

DISTRIBUTIONS AND TAX CONSIDERATIONS

Each Fund pays dividends of net investment income, if any, approximately 10 calendar days before month end. Capital gains distributions, if any, are paid annually. Distributions are automatically paid in cash. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in additional fund shares

.. change the way you currently receive distributions

Your taxable income is the same regardless of which option you choose.

            Type of Distribution        Federal Tax Status
            -------------------------------------------------------
            Dividends from net           ordinary income   (Tier 1)
            investment income
            Short-term capital gains     ordinary income   (Tier 1)
            Long-term capital gains      capital gains     (Tier 2)
            Dividends from net           not taxed         (Tier 3)
            investment income from tax-
            exempt source
            Return of Principal          not taxed         (Tier 4)

Distributions from the Funds are expected to be primarily capital gains. Capital gains may be short- or long-term depending on how long the Fund held the asset being sold.

Income paid out by the Funds includes all dividend and interest income, which is fully taxable as income to the beneficiaries. Income will vary depending upon the investment performance and yield of the Funds.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid Social Security or taxpayer identification number to the Funds may be subject to federal backup withholding tax.

You should consult your tax advisor about your own particular tax situation.




ABUSIVE TRADING



We do not permit market timing or other abusive trading practices in BNY Hamilton Funds. The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this prospectus.





Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt fund performance. The Board of Directors of the Funds have adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize harm to the Fund and its shareholders, we reserve the right to reject, in our sole discretion applied uniformly, any purchase order (including an exchange from another BNY Hamilton Fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the BNY Hamilton Funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.



On a daily basis, the Advisor will review transaction history reports and will identify all redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. In the event the Advisor identifies redemptions in excess of a specific threshold that is within 5 days of a purchase in the same account (or such multiple accounts), it will contact the Transfer Agent and the Transfer Agent will forward a report containing the past 30 days of activity in the respective account. All redemptions meeting the criteria will be investigated for possible inappropriate trading.



On a monthly basis, the Advisor will issue a report to senior management that will indicate how many transactions were reviewed in that month, any suspicious activity that was identified, and the resolution of each situation identified.



                                                               Account Policies

The policies and procedures are applied uniformly to all non-omnibus accounts. Certain accounts, however, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated would not be known by the Fund. Therefore, it becomes more difficult for us to identify market timing or other abusive trading activities in these accounts, and we may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. However, to the extent possible, the Funds will monitor aggregate trading in known omnibus accounts to attempt to identify abusive or disruptive trading, focusing on transactions in excess of $250,000. To the extent abusive or disruptive trading is identified, the Funds will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Funds would address such activity directly, if it were able to do so.



The Funds do not knowingly accommodate frequent purchases and redemptions of Fund shares by investors, except as provided under the Fund's policies with respect to known omnibus accounts. In addition to the Funds' policies with respect to frequent purchases and redemptions described here, the International Equity CRT Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another Fund. See "Making Exchanges/Redeeming Shares--Redemption Fee" above.


INVESTMENT ADVISOR


The Bank of New York, located at One Wall Street, New York, NY 10286, is the advisor of the Funds. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $96 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $104 billion in investments for institutions and individuals.



Advisor compensation: The Advisor is responsible for all business activities and investment decisions for the Funds. In return for these services, each Fund pays the Advisor an annual fee. The following table shows the advisory fee rate paid for the fiscal year 2004.



            Fund                                            Fee
                                                         as a % of
                                                       average daily
                                                        net assets
                                                        (net of fee
                                                         waivers)
            --------------------------------------------------------
            BNY Hamilton International Equity CRT Fund     0.00
            BNY Hamilton Large Cap Growth CRT Fund         0.00
            BNY Hamilton Small Cap Growth CRT Fund         0.00




PORTFOLIO MANAGERS




The portfolio managers described below are primarily responsible for the day-to-day management of the Funds.



BNY Hamilton International Equity CRT Fund is managed by Lloyd Buchanan and Robert Windsor. Mr. Buchanan and Mr. Windsor share equally all portfolio management responsibilities in respect of the Fund and have been Portfolio Managers in the Index Fund Management Division of the Advisor since January 2002. Prior to joining the Advisor, Mr. Buchanan was a Vice President and the Chief Operating Officer of Axe-Houghton Associates, Inc., an investment management subsidiary of Hoenig Group, Inc. He joined Axe-Houghton in May 1988. Prior to joining the Advisor, Mr. Windsor was a Vice President and Portfolio Manager at Axe-Houghton. He joined Axe-Houghton in March 1984.



BNY Hamilton Large Cap Growth CRT Fund is managed by Charles Goodfellow. Mr. Goodfellow is senior portfolio manager of the Fund and a Managing Director of the Advisor. He has managed the Fund since its inception in 2000 and has been managing common trust funds since he joined the Advisor in 1989.



Account Policies

BNY Hamilton Small Cap Growth CRT Fund is managed by John C. Lui. Mr. Lui is a Vice President of the Advisor and has managed the BNY Hamilton Small Cap Growth CRT Fund since its inception in 2000. He joined the Advisor in 1994 and has been managing assets since 1987. Before joining the Advisor, Mr. Lui managed global equity and bond portfolios for Barclays Global Asset Management.





The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.



                                                               Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.



[LOGO]

For More Information

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from the fund managers on the market conditions and investment strategies that significantly affected the fund's performance, detailed performance data, a complete inventory of the funds' securities and a report from the funds' auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.



PORTFOLIO HOLDINGS


The fund will provide a full list of its holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and its top ten holdings 15 days or more after calendar quarter-end. A description of the fund's policies and procedures for disclosing its holdings is available in the Statement of Additional Information.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.


YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

INFORMATION IS ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.



COPIES OF THIS INFORMATION MAY BE OBTAINED BY E-MAIL REQUEST TO
PUBLICINFO@SEC.GOV, OR BY WRITING:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102



FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-942-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]


                        BNY Hamilton Distributors, Inc.


                               3435 Stelzer Road


                              Columbus, OH 43219





                                                                04/05  BNY-0121

                                    [GRAPHIC]


                                                  BNY Hamilton Funds Prospectus

--------------------------------------------------------------------------------

                                                                 April 29, 2005

================================================================================

                                                                         Equity
                                                                          Funds
                                                                     Prospectus

--------------------------------------------------------------------------------

                                              Class A Shares and Class C Shares



                                                      International Equity Fund


                                                          Large Cap Equity Fund


                                                          Large Cap Growth Fund


                                                           Large Cap Value Fund


                                                          Multi-Cap Equity Fund


                                                     Small Cap Core Equity Fund


                                                          Small Cap Growth Fund


                                                                Investor Shares
                                                             S&P 500 Index Fund

             As with all mutual funds, the Securities and
             Exchange Commission has not approved or
             disapproved these securities or said whether
             the information in this prospectus is
             adequate and accurate. Anyone who indicates
             otherwise is committing a crime.              [LOGO]


ABOUT THE FUNDS

 5  BNY Hamilton International Equity Fund

10  BNY Hamilton Large Cap Equity Fund

15  BNY Hamilton Large Cap Growth Fund

20  BNY Hamilton Large Cap Value Fund

25  BNY Hamilton Multi-Cap Equity Fund

31  BNY Hamilton S&P 500 Index Fund

35  BNY Hamilton Small Cap Core Equity Fund

38  BNY Hamilton Small Cap Growth Fund


ACCOUNT POLICIES

43  Daily NAV Calculation

43  Selecting a Class

43  Distribution Arrangements/Sales Charges

47  Opening an Account/Purchasing Shares

48  Making Exchanges/Redeeming Shares

50  Distributions and Tax Considerations

50  Abusive Trading

51  Investment Advisor

52  Portfolio Managers


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS


 INTERNATIONAL EQUITY FUND



     CUSIP Numbers:


     Class A Shares 05561M838


     Class C Shares 05561M473



 LARGE CAP EQUITY FUND



     CUSIP Numbers:


     Class A Shares 05561M408


     Class C Shares 05561M531



 LARGE CAP GROWTH FUND



     CUSIP Numbers:


     Class A Shares 05561M879


     Class C Shares 05561M515



 LARGE CAP VALUE FUND



     CUSIP Numbers:


     Class A Shares 05561M697


     Class C Shares 05561M523



 MULTI-CAP EQUITY FUND



     CUSIP Numbers:


     Class A Shares 05561M564


     Class C Shares 05561M499



 S&P 500 INDEX FUND



     CUSIP Number: Investor Shares 05561M655



 SMALL CAP CORE EQUITY FUND



     CUSIP Numbers:


     Class A Shares 05561M390


     Class C Shares 05561M382



 SMALL CAP GROWTH FUND



     CUSIP Numbers:


     Class A Shares 05561M853


     Class C Shares 05561M481

BNY HAMILTON

 INTERNATIONAL EQUITY FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

PRINCIPAL INVESTMENT STRATEGY


The Fund pursues its objective by investing primarily in Depositary Receipts
(DRs) representing securities of non-U.S. issuers. DRs are U.S. securities that represent securities of a non-U.S. issuer that are deposited in a custody account of the U.S. bank that administers the non-U.S. issuer's DR program. The Advisor will screen the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index universe of approximately 1000 issuers, representing the developed securities markets, for the availability of issuers with a sponsored or unsponsored DR facility. Issuers with DR facilities are then analyzed by the Advisor's proprietary mathematical algorithm to reflect the characteristics of the developed markets. The risk characteristics utilized in the algorithm are country weights, sector weights and sector weights within each country. As a result of this process, the Fund is expected to hold DRs representing 150-250 foreign issuers. The Fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index. At March 31, 2005, the MSCI EAFE Index included companies with market capitalizations of approximately $148 million to $233 billion. Securities from developing countries, such as Russia, will not be included as they are not part of the MSCI EAFE Index.


Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities, including DRs representing securities of non-U.S. issuers. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Most securities are non-U.S. equities held as DRs. The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities. As a temporary defensive measure, the Fund may invest more than 20% of its assets in U.S. cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund will generally fluctuate with stock market movements in the countries in which the Fund is invested. Since the prices of many non-U.S. stocks emphasized by the Fund have historically been more volatile than those of U.S. stocks, the ups and downs of your investment in this Fund may be more extreme.

Some non-U.S. issuers do not have established DR programs. Because the Fund will pursue its objective by investing primarily in DRs representing securities of non-U.S. issuers, the Fund will not generally pursue opportunities for investment in non-U.S. issuers that do not have DR programs but that might otherwise be attractive investments for the Fund.

As a group, the large-capitalization stocks emphasized by this Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks.

                                         BNY Hamilton International Equity Fund

Investments in smaller companies, on the other hand, have historically been more volatile than those of larger companies. And to the extent that the Fund invests in smaller companies, the volatility of your investment may increase.

Investments in foreign securities involve additional risks. Unfavorable currency exchange rates could decrease the value of your investment in terms of U.S. dollars. Transaction expenses are generally higher on foreign exchanges than in the U.S., which could affect performance. Furthermore, foreign taxes could also detract from performance. Some foreign companies do not adhere to uniform accounting principles, so publicly available financial information may be limited or misleading. Political and social unrest could also affect the performance of this Fund.

The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price that is beneficial to the Fund.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Globalization and International Investing

With more than half of the world's market opportunities outside the U.S., international funds offer investors greater diversification than a purely domestic portfolio. International markets are experiencing many of the same dynamics that drove U.S. stock growth in the 1990s:

.. corporate restructuring

.. increased emphasis on shareholder value

.. growing pool of investors through retirement and other savings plans

Meanwhile, global competition is spurring companies worldwide to increase their efficiency by cutting costs, relocating production facilities, out-sourcing non-essential processes and focusing on their core businesses.

BNY Hamilton International Equity Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/04/1/
-----------------------------------------------------------
                                    [CHART]

 1998     1999     2000     2001     2002     2003    2004
------   ------  -------  -------  -------  -------  ------
20.61%   43.00%  -24.19%  -25.12%  -21.36%   34.85%  15.61%

Best Quarter: Q4 '99 +29.49  Worst Quarter: Q3 '02 -18.91



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. Since there are no Class C shares outstanding, past performance information for that share class is not included in this part of the prospectus. Performance of the Class C shares will be lower than the performance of the Class A shares due to differences in charges and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



              Average annual total returns (%) as of 12/31/04*
              ----------------------------------------------------

                                                           Since
                                          1 Year 5 Years Inception
              ----------------------------------------------------
              Class A Shares Return
               Before Taxes/1/             9.55   -7.99    2.52
              Class A Shares Return After
               Taxes on Distribution/1/    9.19   -8.38    2.13
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares/1/  6.20   -6.73    2.07
              MSCI EAFE Index (reflects
               no deduction for fees,
               expenses or taxes)/2,3/    20.70   -1.13    5.24


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 Class A Shares (formerly, Investor Shares) were first offered on 5/1/97. From
  4/1/97 through 4/30/97, performance is based on the Fund's Institutional
  Shares.



2 Average annual return since 4/1/97.


3 The MSCI EAFE is an unmanaged index of stocks of companies in Europe, Australasia and the Far East.


                                         BNY Hamilton International Equity Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       5.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None
          Redemption Fee on shares held 60 days
           or fewer (as a % of amount
           redeemed)*                            2.00       2.00

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.75       0.75
          Distribution and Service (12b-1) fees  0.25       1.00
          Other expenses/(c)/                    0.30       0.30

          Total annual operating expenses        1.30       2.05


(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.

(c)Restated to reflect current administration fees.

* The redemption fee applies to shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another Fund. Shares held for more than 60 calendar days are not subject to the redemption fee.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  650     915    1,200   2,010
                 Class C Shares
                  (assuming
                  redemption)    308     643    1,103   2,379
                 Class C Shares
                  (assuming no
                  redemption)    208     643    1,103   2,379


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load.


BNY Hamilton International Equity Fund

FINANCIAL HIGHLIGHTS/1/


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                             Year Ended December 31,
Class A Shares                                                         2004   2003   2002    2001    2000
-----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                   9.77   7.29    9.27   12.38   17.59
                                                                      -----  -----  ------  ------  ------
Gain (loss) from investment operations:
  Net investment income (loss)                                         0.13   0.08    0.03   (0.01)  (0.03)
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions                                               1.39   2.46   (2.01)  (3.10)  (4.21)
                                                                      -----  -----  ------  ------  ------
  Total gain (loss) from investment operations                         1.52   2.54   (1.98)  (3.11)  (4.24)
Dividends and distributions:
  Dividends from net investment income                                (0.10) (0.06)     --      --   (0.01)
  Distributions from capital gains                                       --     --      --      --   (0.96)
                                                                      -----  -----  ------  ------  ------
  Total dividends and distributions                                   (0.10) (0.06)     --      --   (0.97)
                                                                      -----  -----  ------  ------  ------
Net asset value at end of year                                        11.19   9.77    7.29    9.27   12.38
                                                                      -----  -----  ------  ------  ------
Total investment return based on net asset value (%)/(a)/             15.61  34.85  (21.36) (25.12) (24.19)

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                   4,384  6,260   5,081   5,350   7,583
Ratio of expenses to average net assets                                1.35   1.56    1.69    1.52    1.43
Ratio of net investment income (loss) to average net assets            1.25   1.01    0.37   (0.09)  (0.20)
Portfolio turnover rate                                                  31    101     307     169      86



1 There were no Class C Shares outstanding during the periods presented.


(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


                                         BNY Hamilton International Equity Fund

BNY HAMILTON

 LARGE CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in large, established companies with proven track records and the potential for superior relative earnings growth.

The Fund's investment process begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. Next, fundamental research is used to identify companies that appear to offer the following:

.. Potential for above average earnings and revenue growth

.. Sustainable competitive advantage

.. Strong or improving financial condition

.. Earnings power that is either unrecognized or underestimated

The Fund's portfolio generally includes large-capitalization stocks of companies whose market capitalization is $5 billion or more. The Fund may also invest up to 20% of its overall portfolio in companies with a market capitalization of less than $5 billion. However, such companies will have a market capitalization of at least $100 million at the time of purchase.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of large-capitalization issuers and will maintain a weighted market capitalization of at least $5 billion. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depositary receipts.

Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. As a group, the large-capitalization stocks emphasized by the Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks. The long-term capital appreciation of large-cap stocks has historically lagged smaller companies.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could

BNY Hamilton Large Cap Equity Fund
limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalizations over $5 billion, are a relatively select group that nonetheless covers all industries and geographic regions. These companies are typically well-established businesses with broad product lines and customers in many markets. Their diversification and usually substantial cash reserves may enable them to weather economic downturns. The dividends they typically pay can also cushion the effects of volatility, since their stocks may generate steady income even while their price may be depressed.

                                             BNY Hamilton Large Cap Equity Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/04
------------------------------------------------------------------------------
                               [CHART]

 1995    1996    1997    1998    1999   2000    2001     2002     2003   2004
------  ------  ------  ------  ------  -----  -------  -------  ------  -----
25.78%  19.58%  25.85%  12.82%  14.27%  6.26%  -15.01%  -18.25%  21.82%  9.11%


Best Quarter: Q4 '99 +13.70  Worst Quarter: Q3 '02 -13.05



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After- tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. Since Class C shares have less than one calendar year of performance, past performance information for that share class is not included in this part of the prospectus. Performance of the Class C shares will be lower than the performance of the Class A shares due to differences in charges and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



             Average annual total returns (%) as of 12/31/04*
             -----------------------------------------------------

                                           1 Year 5 Years 10 Years
             -----------------------------------------------------
             Class A Shares Return Before
              Taxes                         3.38   -1.45    8.54
             Class A Shares Return After
              Taxes on Distributions        2.75   -2.55    6.58
             Class A Shares Return After
              Taxes on Distributions
              and Sale of Fund Shares       2.17   -1.74    6.51
             S&P 500(R) Index (reflects no
              deduction for fees,
              expenses or taxes)/1/        10.87   -2.31   12.06




*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------



1 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.


BNY Hamilton Large Cap Equity Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       5.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.60       0.60
          Distribution and Service (12b-1) fees  0.25       1.00
          Other expenses/(c)/                    0.21       0.21

          Total annual operating expenses        1.06       1.81


(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.

(c)Restated to reflect current administration fees.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  627     845    1,079   1,751
                 Class C Shares
                  (assuming
                  redemption)    284     569      980   2,127
                 Class C Shares
                  (assuming no
                  redemption)    184     569      980   2,127


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load.


                                             BNY Hamilton Large Cap Equity Fund

FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                                      Class C Shares
                                                                                      --------------
                                                                                      For the Period
                                                          Class A Shares              June 9, 2004/1/
                                              --------------------------------------     through
                                                      Year Ended December 31,          December 31,
                                               2004    2003    2002    2001    2000        2004
-----------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of period         12.33   10.31   12.90   15.73   16.47      12.52
                                              ------  ------  ------  ------  ------  --------------
Gain (loss) from investment operations:
  Net investment income                         0.25    0.23    0.25    0.26    0.26       0.10
  Net realized and unrealized gain (loss) on
   investments                                  0.86    1.99   (2.58)  (2.60)   0.74       0.68
                                              ------  ------  ------  ------  ------  --------------
  Total gain (loss) from investment
   operations                                   1.11    2.22   (2.33)  (2.34)   1.00       0.78
Dividends and distributions:
  Dividends from net investment income         (0.22)  (0.20)  (0.23)  (0.25)  (0.25)     (0.08)
  Distributions from capital gains                --      --   (0.03)  (0.24)  (1.49)        --
                                              ------  ------  ------  ------  ------  --------------
  Total dividends and distributions            (0.22)  (0.20)  (0.26)  (0.49)  (1.74)     (0.08)
                                              ------  ------  ------  ------  ------  --------------
Net asset value at end of year                 13.22   12.33   10.31   12.90   15.73      13.22
                                              ------  ------  ------  ------  ------  --------------
Total investment return based on net asset
 value (%)/(a)/                                 9.11   21.82  (18.25) (15.01)   6.26       7.05/2/

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)           33,720  33,501  29,462  27,363  35,129         27
Ratio of expenses to average net assets         1.10    1.16    1.15    1.12    1.10       1.82/3/
Ratio of net investment income to average
 net assets                                     1.99    2.12    2.16    1.90    1.56       1.38/3/
Portfolio turnover rate                           40      24      29      41      35         40





1.Class C shares were first offered on 6/9/04.


2.Not annualized.


3.Annualized.


(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


BNY Hamilton Large Cap Equity Fund

BNY HAMILTON

 LARGE CAP GROWTH FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Individual stock selection, rather than industry allocation, is the primary focus in investing the Fund's assets. Fundamental financial analysis is used to identify companies that appear to offer the following:

.. potential for above-average, accelerating earnings or revenue growth

.. dominant market positions

.. improving operating efficiency

.. increased earnings per share (EPS)


The Fund's portfolio generally includes large-capitalization stocks of 40 to 80 companies whose market capitalizations are $5 billion or more.


Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in large-capitalization stocks. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. As a group, the large-capitalization stocks emphasized by the Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks. The long-term capital appreciation of large-cap stocks has historically lagged smaller companies.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

                                             BNY Hamilton Large Cap Growth Fund

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.


An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalizations over $5 billion, are a relatively select group that nonetheless cover all industries and geographic regions. These companies are typically well-established businesses with broad product lines and customers in many markets. Their diversification and usually substantial cash reserves may enable them to weather economic downturns. The dividends they typically pay can also cushion the effects of market volatility, since their stocks may generate steady income even while their price may be depressed.

BNY Hamilton Large Cap Growth Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/04
-------------------------------------------------------------------------------
                                     [CHART]

 1995    1996    1997    1998    1999    2000    2001     2002     2003   2004
------  ------  ------  ------  ------  ------  -------  -------  ------  -----
31.70%  24.17%  31.01%  23.36%  36.83%  -2.14%  -24.63%  -23.45%  22.72%  3.31%

Best Quarter: Q4 '99 +24.37  Worst Quarter: Q1 '01 -19.89



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. Since there are no Class C shares outstanding, past performance information for that share class is not included in this part of the prospectus. Performance of the Class C shares will be lower than the performance of the Class A shares due to differences in charges and expenses. After-tax returns for Class C Shares will vary due to differing fees and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



              Average annual total returns (%) as of 12/31/04*
              ---------------------------------------------------

                                          1 Year 5 Years 10 Years
              ---------------------------------------------------
              Class A Shares Return
               Before Taxes/1/            -2.11   -7.47    9.39
              Class A Shares Return After
               Taxes on Distributions/1/  -2.58   -8.22    8.19
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares/1/ -1.07   -6.32    7.98
              S&P 500(R) Index (reflects
               no deduction for fees,
               expenses or taxes)/2/      10.87   -2.31   12.06


*Assumptions: All dividends and distributions reinvested.
--------------------------------------------------------------------------------

1 For Class A Shares before 4/1/97 (when the Fund's Institutional Shares were first registered), performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the Fund. Although the figures have been adjusted to attempt to reflect expenses associated with the Fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the additional restrictions imposed on mutual funds, including the Fund. From 4/1/97 through 4/30/97, performance figures for Class A Shares are based on the performance of the Fund's Institutional Shares.




2 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.


                                             BNY Hamilton Large Cap Growth Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       5.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.60       0.60
          Distribution and Service (12b-1) fees  0.25       1.00
          Other expenses/(c)/                    0.21       0.21

          Total annual operating expenses        1.06       1.81


(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.

(c)Restated to reflect current administrative fees.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  627     845    1,079   1,751
                 Class C Shares
                  (assuming
                  redemption)    284     569      980   2,127
                 Class C Shares
                  (assuming no
                  redemption)    184     569      980   2,127


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load.


BNY Hamilton Large Cap Growth Fund

FINANCIAL HIGHLIGHTS/1/


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                    Year Ended December 31,
Class A Shares                                               2004     2003    2002    2001    2000
----------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of year                          9.43    7.72    10.13   13.78   16.05
                                                            ------  ------   ------  ------  ------
Gain (loss) from investment operations:
  Net investment income (loss)                                0.06    0.04     0.04    0.03   (0.01)
  Net realized and unrealized gain (loss) on investments      0.24    1.71    (2.41)  (3.41)  (0.35)
                                                            ------  ------   ------  ------  ------
  Total gain (loss) from investment operations                0.30    1.75    (2.37)  (3.38)  (0.36)
                                                            ------  ------   ------  ------  ------
Dividends and distributions:
  Dividends from net investment income                       (0.06)  (0.04)   (0.04)  (0.03)  (0.02)
  Distributions from capital gains                           (0.15)     --       --   (0.24)  (1.89)
                                                            ------  ------   ------  ------  ------
  Total dividends and distributions                          (0.21)  (0.04)   (0.04)  (0.27)  (1.91)
                                                            ------  ------   ------  ------  ------
Net asset value at end of year                                9.52    9.43     7.72   10.13   13.78
                                                            ------  ------   ------  ------  ------
Total investment return based on net asset value (%)/(a)/     3.31   22.72// (23.45) (24.63)  (2.14)

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                         10,758  17,988   16,473  17,576  24,744
Ratio of expenses to average net assets                       1.11    1.15     1.15    1.13    1.11
Ratio of net investment income (loss) to average net assets   0.60    0.51     0.47    0.24   (0.07)
Portfolio turnover rate                                         90      20       18      14      16



1 There were no Class C Shares outstanding during the periods presented.


(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


                                             BNY Hamilton Large Cap Growth Fund

BNY HAMILTON

 LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation; current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY

The Fund's Advisor's strategy is to use a top-down value-oriented approach to choosing stocks. The Advisor identifies large capitalization stocks that are undervalued in terms of price or other financial measurements with above-average growth potential. The top-down approach looks primarily at individual issuers against the context of broader market factors. Some of the factors which the Advisor uses when analyzing individual issuers include:

.. relative earnings growth

.. profitability trends

.. relatively low price-to-earnings and price-to-book ratios

.. issuers' financial strength

.. valuation analysis and strength of management

.. risk-adjusted growth combined with dividend yield

The Advisor uses this selection analysis to identify those issuers that exhibit one or more of the following criteria: below-average valuation multiples; improving financial strength; and a catalyst which will allow the stock to reach what the Advisor believes to be the stock's intrinsic value, generally within a year.

Catalysts considered by the Advisor in selecting securities include:

.. near-term catalysts, such as product introductions, cost-cutting initiatives, a cyclical surge in profits or a change in management

.. a management team committed to its shareholders' interests


The Fund's portfolio generally includes large-capitalization stocks of companies whose market capitalization is $5 billion or more. The Fund may also invest up to 20% of its overall portfolio in companies with a market capitalization of less than $5 billion. However, such companies will have a market capitalization of at least $100 million at the time of purchase.

Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of large-capitalization issuers and will maintain a weighted market capitalization of at least $5 billion. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depository receipts. As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Large-capitalization stocks could fall out of favor with the market, particularly in comparison with small- or

BNY Hamilton Large Cap Value Fund
medium-capitalization stocks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down. While the Fund's investments in value stocks may limit downside risk over time, the Fund may, as a trade-off, produce more modest gains than riskier stock funds.

Small companies tend to grow or fade quickly by their nature. Their market valuations are often based more on investors' belief in their future potential than on their current balance sheets. Since market sentiment can change from one day to the next, small-cap stock prices have historically been more volatile than those of large-cap stocks.

Investors are often attracted to small companies for their specialization and innovation.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.


Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalization over $5 billion, are a relatively select group that nonetheless cover all industries and geographic regions. These companies are typically well-established businesses with broad product lines and customers in many markets. Their diversification and usually substantial cash reserves may enable them to weather economic downturns. The dividends they typically pay can also cushion the effects of market volatility, since their stocks may generate steady income even while their price may be depressed.

The long-term capital appreciation of large-cap stocks has historically lagged smaller companies.

                                              BNY Hamilton Large Cap Value Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/04/1/
--------------------------------------------------------
                                    [CHART]

     2003   2005
    ------  -----
    28.43%  9.22%

Best Quarter: Q4 '03 +13.37  Worst Quarter: Q1 '03 -1.59



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. Since there are no Class C shares outstanding, past performance information for that share class is not included in this part of the prospectus. Performance of the Class C shares will be lower than the performance of the Class A shares due to differences in charges and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



             Average annual total returns (%) as of 12/31/04*
             ------------------------------------------------------

                                                            Since
                                                   1 Year Inception
             ------------------------------------------------------
             Class A Shares Return Before Taxes/1/  3.49    5.78
             Class A Shares Return After Taxes on
              Distributions/1/                      3.01    5.40
             Class A Shares Return After Taxes on
              Distributions and Sale of Fund
              Shares/1/                             2.27    4.71
             S&P 500(R) Index (reflects no
              deduction for fees, expenses or
              taxes)/2,3/                          10.87    6.90


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------

1 Class A (formerly Investor) Shares were first offered on 5/21/02.




2 Average annual return since 6/1/02.


3 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.


BNY Hamilton Large Cap Value Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are deducted from Fund assets and are reflected in the total return.


          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       5.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.60       0.60
          Distribution and Service (12b-1) fees  0.25       1.00
          Other expenses/(c)/                    0.28       0.28

          Total annual operating expenses        1.13       1.88

          Fees waived/(d)/                       0.08       0.08

          Net expenses                           1.05       1.80


(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.

(c)Restated to reflect current administration fees.


(d)The Advisor has contractually agreed to limit the operating expenses of Class A Shares and Class C Shares of the Fund to 1.05% and 1.80%, respectively, of its average daily net assets. This waiver extends through April 2007.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  626     850    1,100   1,814
                 Class C Shares
                  (assuming
                  redemption)    283     575    1,001   2,188
                 Class C Shares
                  (assuming no
                  redemption)    183     575    1,001   2,188



*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.



                                              BNY Hamilton Large Cap Value Fund

FINANCIAL HIGHLIGHTS/1/


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                       Year Ended December 31,
Class A Shares                                                          2004   2003   2002/2/
-----------------------------------------------------------------------------------------------

Per Share Data ($)
-----------------------------------------------------------------------------------------------
Net asset value at beginning of year                                   10.03   7.88    9.09
                                                                       -----  -----  ------
Gain (loss) from investment operations:
  Net investment income                                                 0.15   0.09    0.04
  Net realized and unrealized gain (loss) on investments                0.77   2.14   (1.22)
                                                                       -----  -----  ------
  Total gain (loss) from investment operations                          0.92   2.23   (1.18)
Dividends:
  Dividends from net investment income                                 (0.14) (0.08)  (0.03)
                                                                       -----  -----  ------
Net asset value at end of year                                         10.81  10.03    7.88
                                                                       -----  -----  ------
Total investment return based on net asset value (%)/(a)/               9.22  28.43  (12.98)/3/

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------
Net asset, end of year ($ x 1,000)                                       860    667     161
Ratio of expenses (after reduction) to average net assets               1.05   1.05    1.05/4/
Ratio of expenses (before reduction) to average net assets              1.17   1.34    1.50/4/
Ratio of net investment income (after reduction) to average net assets  1.42   0.99    0.82/4/
Portfolio turnover rate                                                   37     12      10/4/



1 There were no Class C Shares outstanding during the periods presented.

2 Class A Shares were first offered on 5/21/02.
3 Not annualized.
4 Annualized.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


BNY Hamilton Large Cap Value Fund

BNY HAMILTON

 MULTI-CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation; current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues flexible long-term investment policies emphasizing companies with strong balance sheets and growth potential, i.e., companies which are in industries or markets which are expanding or which have business lines that demonstrate potential for growth in sales and earnings or cash flow. These companies are expected to have earnings and cash flow growth the same as, or greater than, that of comparable companies in similar industries.

The portfolio manager uses a bottom-up stock selection approach, focusing on specific companies rather than the overall market level, industry sectors or particular economic trends. The Fund intends to invest primarily in companies which are leaders in their respective industries (i.e., leaders in sales, earnings, services provided, etc.). The Fund may invest in small, medium or large capitalization companies. The Fund will also purchase securities which the portfolio manager believes are undervalued or attractively valued. The portfolio manager assesses value using measures such as price-to-earnings and market price to book value ratios in comparison with similar measures for companies included in the Standard & Poor's 500(R) Index ("S&P 500(R) Index").

In addition to seeking capital growth, the Fund seeks to achieve growth of income by investing in securities currently paying dividends. The Fund may also buy securities that are not paying dividends but offer prospects for capital growth or future income, based upon the portfolio manager's analysis of overall market conditions and the individual companies' potential for growth or payment of dividends.

The portfolio manager intends to assemble a portfolio of securities diversified as to company and industry. The portfolio manager expects that each economic sector within the S&P 500(R) Index will be represented in the Fund's portfolio. The portfolio manager will consider increasing or reducing the Fund's investment in a particular industry in view of the Fund's goal of achieving industry diversification.

Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depositary receipts. As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

Various factors may lead the portfolio manager to consider selling a security, such as a significant change in the company's senior management or its products, a deterioration in its fundamental characteristics, or if the portfolio manager believes the security has become overvalued.

                                             BNY Hamilton Multi-Cap Equity Fund

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Large-capitalization stocks could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks. Small- and medium-capitalization stocks are more likely to experience higher price volatility and may have limited liquidity. Small- and medium-sized companies may have limited product lines or financial resources, or may be dependent upon a particular niche of the market or a smaller or more inexperienced management group than larger companies. To the extent the Fund invests in small- and medium-capitalization stocks, it will be exposed to these risks.

While the emphasis of the Fund is on growth, many holdings will represent value investments. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


BNY Hamilton Multi-Cap Equity Fund

PAST PERFORMANCE

The quoted performance of the Fund reflects the performance of the immediate predecessor of the Fund, the GW&K Equity Fund, a series of the Gannett Welsh & Kotler Funds, for periods on and after December 10, 1996, and the performance of the predecessor of the GW&K Equity Fund, the GW&K Equity Fund, L.P. (the "Partnership"), for periods prior to December 10, 1996, when the Partnership was reorganized as an investment company. The GW&K Equity Fund and the Partnership were managed by GW&K with investment objectives, policies and strategies materially equivalent to those employed by GW&K in managing the Fund. The Fund succeeded to the prior performance of the GW&K Equity Fund on October 7, 2002, when the reorganization of the GW&K Equity Fund into the Fund was consummated.

While, as sub-advisor to the Fund, GW&K employs investment objectives and strategies that are substantially similar to those that were employed by GW&K in managing the GW&K Equity Fund and the Partnership, in managing the Fund, GW&K may be subject to certain restrictions on its investment activities to which, as investment advisor to the Partnership, it was not previously subject. The Partnership was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain restrictions that are imposed by the 1940 Act, such as limits on the percentage of assets invested in the securities of issuers in a single industry, diversification requirements and requirements regarding distributing income to shareholders. If the Partnership had been so registered, performance may have been adversely affected. Operating expenses are incurred by the Fund (and were incurred by the GW&K Equity Fund) that were not incurred by the Partnership.

With respect to periods prior to December 10, 1996, the following performance data represents the prior performance data of the Partnership and not the prior performance of the GW&K Equity Fund or the Fund. This performance data measures the percentage change in the value of an account between the beginning and end of a period and is net of all expenses incurred. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return you might achieve by investing in the Fund. The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and patterns of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarter suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns (%)
as of 12/31/04
---------------------------------------------------------

 [CHART]

1995    1996    1997    1998    1999
2000    2001     2002     2003    2004
------  ------  ------  ------  ------
------  -------  -------  ------  ------
40.19%  15.96%  25.51%  17.68%  31.29%
12.83%  -19.62%  -27.55%  31.50%  11.72%

Best Quarter: Q4 '99 +24.53  Worst Quarter: Q3 '02 -21.54

--------------------------------------------------------------------------------



                                             BNY Hamilton Multi-Cap Equity Fund

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with average annual returns for the S&P 500(R) Index and the Russell 2000(R) Index. Average annual returns for the S&P 500(R) Index and the Russell 2000(R) Index do not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. Since there are no Class C shares outstanding, past performance information for that share class is not included in this part of the prospectus. Performance of the Class C shares will be lower than the performance of the Class A shares due to differences in charges and expenses. Past performance (before and after taxes) is not an indication of future performance.



            Average annual total returns
            as of 12/31/04(%)*
            -------------------------------------------------------

                                            1 Year 5 Years 10 Years
            -------------------------------------------------------
            Class A Shares Return Before
             Taxes                           5.85   -1.77   11.16
            Class A Shares Return After
             Taxes on Distributions          5.67   -2.33   10.52
            Class A Shares Return After
             Taxes on Distributions
             and Sale of Fund Shares         3.80   -1.62    9.78
            S&P 500(R) Index (reflects no
             deduction for fees,
             expenses or taxes)/1/          10.87   -2.31   12.06
            Russell 2000(R) Index (reflects
             no deduction for fees,
             expenses or taxes)/2/          18.33    6.60   11.53


*Assumptions: All dividends and distributions are reinvested.

--------------------------------------------------------------------------------



1 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.


2 The Russell 2000(R) Index is an unmanaged index of small U.S. companies.


BNY Hamilton Multi-Cap Equity Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       5.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.75       0.75
          Distribution (12b-1 fees)              0.25       1.00
          Other expenses/(c)/                    0.42       0.42

          Total annual operating expenses        1.42       2.17

          Fees waived/(d)/                       0.17       0.17

          Net expenses                           1.25       2.00


(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.

(c)Restated to reflect current administration fees.


(d)The Advisor has contractually agreed to limit the operating expenses of Class A Shares and Class C Shares of the Fund to 1.25% and 2.00%, respectively, of its average daily net assets. This waiver extends through April 2007.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  646     918    1,229   2,109
                 Class C Shares
                  (assuming
                  redemption)    303     646    1,133   2,476
                 Class C Shares
                  (assuming no
                  redemption)    203     646    1,133   2,476



*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses and redemption of all shares at the end of the period indicated. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.



                                             BNY Hamilton Multi-Cap Equity Fund

FINANCIAL HIGHLIGHTS/1/


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Prior to October 7, 2002, the Fund's predecessor operated as a series of a different investment company. The information for the years ended December 31, 2004 and 2003, the period ended December 31, 2002 and the year ended September 30, 2002 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement is included in the annual report, which is available upon request. The information for the years ended September 30, 2001 and 2000 was audited by other auditors whose report was unqualified.



                                                                               Period
                                                                             October 7,
                                                                                2002
                                                              Year Ended      Through          Year Ended
                                                             December 31,   December 31,     September 30,*
Class A Shares/2/                                            2004    2003       2002      2002    2001    2000
-----------------------------------------------------------------------------            -----------------------
Per-Share Data ($)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                       12.81    9.77       8.59     12.29   21.22   13.99
                                                            ------  ------  ------------ ------  ------  ------
Gain (loss) from investment operations:
  Net investment income (loss)                                0.07    0.04         --/3/  (0.01)  (0.01)  (0.02)
  Net realized and unrealized gain (loss) on investments      1.43    3.04       1.18      3.32   (6.65)   7.64
                                                            ------  ------  ------------ ------  ------  ------
  Total gain (loss) from investment operations                1.50    3.08       1.18     (3.33)  (6.66)   7.62
Dividends and distributions:
  Dividends from net investment income                       (0.07)  (0.04)        --/3/     --      --      --
  Distributions from net realized gains                         --      --         --        --   (2.27)  (0.39)
                                                            ------  ------  ------------ ------  ------  ------
  Total dividends and distributions                          (0.07)  (0.04)        --        --   (2.27)  (0.39)
                                                            ------  ------  ------------ ------  ------  ------
Net asset value at end of period                             14.24   12.81       9.77      8.96   12.29   21.22
                                                            ------  ------  ------------ ------  ------  ------
Total investment return based on net asset value (%)/(a)/    11.72   31.50      13.78/4/ (27.10) (33.91)  55.53

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------------
Net assets at end of period ($ x 1,000)                     60,274  54,933     46,978    45,178  75,309  99,919
Ratio of net expenses to average net assets                   1.25    1.25        1.2/5/   1.25    1.25    1.25
Ratio of expenses (before reduction) to average net assets    1.45    1.55       1.50/5/   1.64    1.39    1.33
Ratio of net investment income (loss) to average net assets   0.50    0.32       0.09/5/   0.04   (0.04)  (0.09)
Portfolio turnover rate                                         22      24          9        29      25      38


1 There were no Class C Shares outstanding during the periods presented.

2 Class A shares (formerly, Investor Shares) were first offered on 10/7/02.

3 Less than $0.01 per share.


4 Not annualized.


5 Annualized.


(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

* Effective October 7, 2002, the Fund changed its fiscal year end from September 30 to December 31.

BNY Hamilton Multi-Cap Equity Fund

BNY HAMILTON

 S&P 500 INDEX FUND


INVESTMENT OBJECTIVE

The Fund seeks to match the performance of the Standard & Poor's 500(R) Composite Stock Index (the "S&P 500(R)").


PRINCIPAL INVESTMENT STRATEGY



The Fund pursues its objective by employing a passive management strategy designed to track the performance of the S&P 500(R). The Fund invests substantially all of its assets in stocks that comprise the S&P 500(R). As of March 31, 2005, the S&P 500(R) included companies with market capitalizations of approximately $566 million to $382 billion. The Advisor uses a full replication approach, in which all stocks in the S&P 500(R) are held by the Fund in proportion to their index weights. In any event, the Fund will invest at least 80% of its Assets in the stocks comprising the index. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)


The S&P 500(R) is a market-weighted index composed of approximately 500 large cap common stocks chosen by Standard & Poor's based on a number of factors including industry group representation, market value, economic sector and operating/financial condition.

The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities.

MAIN INVESTMENT RISKS

Because the Fund uses an indexing strategy, it does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor performance. You may, therefore, lose money.

The value of your investment in the Fund generally will fluctuate with stock market movements. As a group, the large-capitalization stocks included in the S&P 500(R) could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks.

If stocks in the portfolio reduce or eliminate their dividend payments, the Fund will generate less income.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                BNY Hamilton S&P 500 Index Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


            Investor Shares annual total returns
            (%) as of 12/31/04
            --------------------------------------------------------
                                                [CHART]

                 2003    2004
                ------  ------
                27.90%  10.20%


            Best Quarter: Q2 '03 +15.07  Worst Quarter: Q1 '03 -3.18



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


            Average annual total returns (%) as of 12/31/04*
            -------------------------------------------------------

                                                            Since
                                                   1 Year Inception
            -------------------------------------------------------
            Investor Shares Return Before Taxes/1/ 10.20    17.36
            Investor Shares Return After Taxes on
             Distributions/1/                       9.67    16.85
            Investor Shares Return After Taxes on
             Distributions and Sale of Fund
             Shares/1/                              6.81    14.70
            S&P 500(R) Index (reflects no
             deduction for fees, expenses or
             taxes)/2,3/                           10.87    14.50


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 Investor Shares were first offered on 7/25/02.



2 Average annual total return since 8/1/02.


3 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.


BNY Hamilton S&P 500 Index Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are deducted from Fund assets, and are reflected in the total return. Since the Fund is "no-load", shareholders pay no fees or out-of-pocket expenses.


                 Fee table (% of average net assets)
                 ----------------------------------------------

                                                       Investor
                                                        Shares
                 ----------------------------------------------
                 Shareholder Fees                        None

                 Annual Operating Expenses (expenses
                  that are deducted from fund assets)
                 ----------------------------------------------
                 Management fee                          0.25
                 Distribution and Service (12b-1) fees   0.25
                 Other expenses/(a)/                     0.37

                 Total annual operating expenses         0.87

                 Fees waived/(b)/                        0.27

                 Net expenses                            0.60



(a)Restated to reflect current administration fees.


(b)The Advisor has contractually agreed to limit the Fund's operating expenses for Investor Shares to 0.60% based on average daily net assets. This waiver extends through April 2007.



The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                Expenses on a $10,000 Investment* ($)
                -----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                -----------------------------------------------
                Investor Shares   61     222     428    1,021



*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.



                                                BNY Hamilton S&P 500 Index Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                       Year Ended December 31,
Investor Shares                                                         2004    2003  2002/1/
----------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------
Net asset value at beginning of year                                    7.60    6.00   5.76
                                                                       -----   -----  ------
Gain from investment operations:
  Net investment income                                                 0.12    0.08   0.04
  Net realized and unrealized gain on investments and futures           0.65    1.59   0.24
                                                                       -----   -----  ------
  Total gain from investment operations                                 0.77    1.67   0.28
Dividends:
  Dividends from net investment income                                 (0.11)  (0.07) (0.04)
                                                                       -----   -----  ------
Net asset value at end of year                                          8.26    7.60   6.00
                                                                       -----   -----  ------
Total investment return based on net asset value (%)/(a)/              10.20   27.90   4.82/2/

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    1,265     692     30
Ratio of expenses (after reduction) to average net assets               0.60    0.60   0.60/3/
Ratio of expenses (before reduction) to average net assets              0.89    1.06   1.14/3/
Ratio of net investment income (after reduction) to average net assets  1.49    1.17   1.34/3/
Portfolio turnover rate                                                   17      40     32/3/


1 Investor Shares were first offered on 7/25/02.
2 Not annualized.
3 Annualized.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.



BNY Hamilton S&P 500 Index Fund

BNY HAMILTON



 SMALL CAP CORE EQUITY FUND




INVESTMENT OBJECTIVE



The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small companies.



PRINCIPAL INVESTMENT STRATEGY



Individual security selection is the primary investment focus, rather than industry allocation. The Fund considers a small company to be a company that has a market capitalization at the time of purchase within the market capitalization range used by the Russell 2000(R) Index to determine its components. As of March 31, 2005, the Russell 2000(R) Index included companies with market capitalizations of approximately $27 million to $6.45 billion. The Fund invests in a blend of growth and value stocks using both quantitative and fundamental research. Quantitative research is used to identify companies selling at the lower end of their historic valuation range, companies with positive earnings and companies with growth prospects that are expected to exceed the growth rate of the U.S. economy. Fundamental research is used to learn about a company's operating environment, financial condition, leadership position within its industry, resources and strategic plans.



The Fund's portfolio manager seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. Subject to the Fund's limitations on investing in securities other than small-capitalization stocks, the Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed the upper range used by the Russell 2000 Index. The Fund will not invest its assets in a set percentage of value or growth stocks.



Although most of the Fund's investments are expected to be domestic, the Fund may invest without limitation in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund may also use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.



Under normal circumstances, the Fund will invest at least 80% of its Assets in small-capitalization stocks. "Assets" means net assets plus the amount of borrowing for investment purposes. (The Fund will provide its shareholders with at least 60-days' prior notice of any change in this non-fundamental "80%" policy). As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.



MAIN INVESTMENT RISKS



The value of your investment in the Fund generally will fluctuate with stock market movements. Because the prices of the small company stocks emphasized by the Fund have historically been more volatile than those of larger companies, the ups and downs of your investment in the Fund may be more extreme than the market as a whole. Moreover, growth and value stocks may perform differently than the market as a whole and differently from each other or other types of stocks.



Investing in small company stocks generally involves greater risks than investing in the stocks of large


                                        BNY Hamilton Small Cap Core Equity Fund
companies. Small companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, small companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in small company stocks, subjecting them to greater price fluctuations than larger companies.



The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.



Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.



Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.



An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



PAST PERFORMANCE



The Fund commenced operations on March 2, 2005. As a result, it does not have any performance history as of December 31, 2004.


--------------------------------------------------------------------------------
Characteristics of Investing in Small-Cap Companies



Small companies tend to grow or fade quickly by their nature. Their market valuations are often based more on investors' belief in their future potential than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices have historically been more volatile than those of large-cap stocks.



Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They can grow to dominate such markets rapidly, but are also threatened by even temporary downturns.



Innovation: Bold ideas for products or services are the basis of many small companies. A company's ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.



A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information and on the Fund's web site.


BNY Hamilton Small Cap Core Equity Fund

FEES AND EXPENSES



The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.



          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       5.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from Fund assets)
          -----------------------------------------------------------
          Management fee                         0.75       0.75
          Distribution (12b-1 fees)              0.25       1.00
          Other expenses/(c)/                    0.40       0.40

          Total annual operating expenses        1.40       2.15
          Fees waived/(d)/                       0.15       0.15
          Net annual operating expenses          1.25       2.00



(a)For purchases of $1 million or more of Class A Shares, a 1% contingent deferred sales charge ("CDSC") may apply. See "Account
   Policies--Distributions Arrangements/Sales Charges."


(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.


(c)Other expenses are based on estimated expenses for the current fiscal year.


(d)The Advisor has contractually agreed to limit the operating expenses of Class A Shares and Class C Shares of the Fund to 1.25% and 2.00%, respectively, of their average daily net assets. This waiver extends through April 2007.



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.



              Expenses on a $10,000 investment ($)
              ---------------------------------------------------

                                                   1 Year 3 Years
              ---------------------------------------------------
              Class A Shares                        646     901
              Class C Shares (assuming redemption)  303     627
              Class C Shares (assuming no
               redemption)                          203     627



*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.



FINANCIAL HIGHLIGHTS



Because the Fund commenced operations on March 2, 2005, there are no financial highlights for the Class A or C Shares.



                                        BNY Hamilton Small Cap Core Equity Fund

BNY HAMILTON

 SMALL CAP GROWTH FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies.

PRINCIPAL INVESTMENT STRATEGY


Individual security selection is the primary investment focus, rather than industry allocation. Within the universe of small-capitalization companies whose market capitalizations are between $100 million and $2 billion, and companies that are in the Russell 2000(R) Index (without regard to their market capitalization), the Fund targets those with above-average earnings growth that have exceeded market expectations. As of March 31, 2005, the Russell 2000(R) Index included companies with market capitalizations of approximately $27 million to $6.45 billion. The Fund emphasizes companies in this group that dominate niche markets, and thus exert more control over the pricing and supply in their markets. The Fund expects the companies in which it invests to achieve sustained growth in earnings or revenues over the next two to three years. Specific factors that may suggest growth include:


.. expanded operations

.. new products or technologies

.. new distribution channels

.. generally favorable industry conditions

.. revitalized company management

To complement these core investments, the portfolio manager seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. Subject to the Fund's limitations on investing in securities other than small-capitalization stocks, the Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed $2 billion.

Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in small-capitalization stocks. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Since the prices of the small-capitalization stocks emphasized by the Fund have historically been more volatile than those of larger companies, the ups and downs of your investment in the Fund may be more extreme than the market as a whole.

As a group, small companies are usually relatively young, and their short track records make it difficult to build a case for sustainable long-term growth. Limited product lines, niche markets, and small capital reserves may not allow small companies to survive

BNY Hamilton Small Cap Growth Fund
temporary setbacks. In a declining market, these stocks can also be hard to sell at a price that is beneficial to the Fund.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Small-Cap Companies and Growth Investing

Small companies tend to grow or fade quickly by their nature. Their market valuations are often based more on investors' belief in their future potential than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices have historically been more volatile than those of large-cap stocks. Growth investors are often attracted to small companies for their specialization and innovation.


Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They can grow to dominate such markets rapidly, but are also threatened by even temporary downturns.

Innovation: Bold ideas for products or services are the basis of many small companies. A company's ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.

                                             BNY Hamilton Small Cap Growth Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/04/1/
-----------------------------------------------------------------------------
                                    [CHART]

 1995    1996   1997   1998    1999    2000    2001     2002     2003   2004
------  ------  -----  -----  ------  ------  ------   ------   ------  -----
20.92%  29.97%  9.47%  7.64%  96.65%  -1.61%  -11.90%  -21.90%  37.46%  5.59%

Best Quarter: Q4 '99 +54.71  Worst Quarter: Q3 '01 -20.81



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. Since there are no Class C shares outstanding, past performance information for that share class is not included in this part of the prospectus. Performance of the Class C shares will be lower than the performance of the Class A shares due to differences in charges and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



              Average annual total returns (%) as of 12/31/04*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Class A Shares Return
               Before Taxes/1/              0.05   -1.43   12.98
              Class A Shares Return After
               Taxes on Distributions/1/   -0.85   -2.81   11.60
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares/1/   1.15   -1.59   11.07
              Russell 2000(R) Index
               (reflects no deduction for
               fees, expenses or taxes)/2/ 18.33    6.60   11.53


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------

1 For Class A Shares before 4/1/97 (when the Fund's Institutional Shares were first registered), performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the Fund. Although the figures have been adjusted to attempt to reflect expenses associated with the Fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the additional restrictions imposed on mutual funds, including the Fund. From 4/1/97 through 4/30/97, performance figures for Class A Shares are based on the performance of the Fund's Institutional Shares.




2 The Russell 2000(R) is an unmanaged index of small U.S. companies.


BNY Hamilton Small Cap Growth Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       5.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.75       0.75
          Distribution and Service (12b-1) fees  0.25       1.00
          Other expenses/(c)/                    0.19       0.19

          Total annual operating expenses        1.19       1.94


(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.

(c)Restated to reflect current administration fees.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  640     883    1,145   1,892
                 Class C Shares
                  (assuming
                  redemption)    297     609    1,047   2,264
                 Class C Shares
                  (assuming no
                  redemption)    197     609    1,047   2,264



*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load.



                                             BNY Hamilton Small Cap Growth Fund

FINANCIAL HIGHLIGHTS/1/


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.




                                                                  Year Ended December 31,
Class A Shares                                             2004    2003    2002    2001    2000
-------------------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------------------
Net asset value at beginning of year                       15.46   11.79   15.36   17.68   22.67
                                                          ------  ------  ------  ------  ------
Gain (loss) from investment operations:
  Net investment loss                                      (0.14)  (0.12)  (0.11)  (0.11)  (0.17)
  Net realized and unrealized gain (loss) on investments    0.95    4.51   (3.26)  (1.99)  (0.37)
                                                          ------  ------  ------  ------  ------
  Total gain (loss) from investment operations              0.81    4.39   (3.37)  (2.10)  (0.54)
Distributions:
  Distributions from capital gains                         (0.92)  (0.72)  (0.20)  (0.22)  (4.45)
                                                          ------  ------  ------  ------  ------
Net asset value at end of year                             15.35   15.46   11.79   15.36   17.68
                                                          ------  ------  ------  ------  ------
Total investment return based on net asset value (%)/(a)/   5.59   37.46  (21.90) (11.90)  (1.61)

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       95,024  54,456  17,811  14,132  15,925
Ratio of expenses to average net assets                     1.23    1.31    1.32    1.30    1.28
Ratio of net investment loss to average net assets         (0.89)  (0.82)  (0.82)  (0.67)  (0.76)
Portfolio turnover rate                                       67      42      31      53      47



1 There were no Class C Shares outstanding during the periods presented.


(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


BNY Hamilton Small Cap Growth Fund

ACCOUNT POLICIES

Each Fund in this prospectus, except for the S&P 500 Index Fund, is offered in three share classes--Class A, Class C and Institutional. The S&P 500 Index Fund is offered in two share classes--Investor and Institutional. The Institutional Shares of each of these Funds is described in a separate prospectus. Institutional Shares are generally available only to institutions that invest over $1,000,000 or to investors who have specific asset management relationships with the Advisor. Information on the Institutional Shares of the Funds can be found in the BNY Hamilton Funds' Institutional Shares Prospectus.

The information below applies to each Share class offered by this prospectus.

DAILY NAV CALCULATION


Each Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) each day that the exchange is open. When market prices are not available, the Funds will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors.


Purchase orders received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the NAV calculated at that day's close.


The Large Cap Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Core Equity Fund, Small Cap Growth Fund, Multi-Cap Equity Fund and International Equity Fund invest, or may invest, in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in these Funds may change on days when you will be unable to purchase or redeem shares.


SELECTING A CLASS

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but with higher annual fees and a CDSC.

Class A Shares may be appropriate for investors who prefer to pay the Fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon.

Class C Shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon. If you are purchasing $1 million or more, Class A Shares will always be more beneficial to you because of the reduction in Class A Shares' sales charges for purchases of this amount and lower annual fees applicable to Class A Shares. Even if you are purchasing Class C Shares in an amount of less than $1 million, you should consult your financial advisor because purchasing Class A Shares may be more beneficial given your circumstances. For example, if you are purchasing $100,000 of the Large Cap Equity Fund and intend to hold your Shares for five years or less, purchasing Class C would be more beneficial; if you intend to hold your Shares for more than five years, purchasing Class A would be more beneficial to you.

Investor Shares have no up front sales charge or sales charge upon the sale of an investor's shares. Only the Index Funds offer Investor Shares as an investment option.

DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees that you will pay as an investor in different share classes offered by the applicable Funds.

                                                               Account Policies

            Large Cap Equity Fund, Large Cap Value Fund,
            Large Cap Growth Fund, Multi-Cap Equity Fund,
            Small Cap Core Equity Fund, Small Cap Growth
            Fund, International Equity Fund
                           Class A Shares        Class C Shares
            --------------------------------------------------------
            Sales Charge A front-end sales   No front-end sales
             (Load)      charge will be      charge. A 1%*
                         imposed on shares   contingent deferred
                         purchased,          sales charge (CDSC)
                         declining from      may be imposed on
                         5.25% as indicated  shares redeemed
                         below.              within 12 months
                                             after purchase.
            Distribution Subject to Annual   Subject to Annual
             (12b-1)     Distribution fee of Distribution and
                         up to 0.25% of the  Service fee of up to
                         average daily net   1.00% of the average
                         assets of the       daily net assets of the
                         applicable Fund.    applicable Fund.


         Reducing Class A's Initial Sales Charge:
         -------------------------------------------------------------

         Amount of             Sales Charge as      Sales Charge as
         Purchase           % of Offering Price** % of Amount Invested
         -------------------------------------------------------------
         Less than $25,000          5.25%                 5.54%
         $25,000 but less
          than $50,000              5.00%                 5.26%
         $50,000 but less
          than $100,000             4.50%                 4.71%
         $100,000 but less
          than $250,000             3.50%                 3.63%
         $250,000 but less
          than $500,000             2.75%                 2.83%
         $500,000 but less
          than $1 million           2.00%                 2.04%
         $1 million or more         None***               None***

* As a percent of the lower of the purchase price or current market value. **The offering price is the amount you actually pay for Shares; it includes the initial sales charge.
***You pay no initial sales charge on purchases of $1 million or more of Class
   A, but may pay a 1% CDSC if you redeem your shares within 12 months. The 12-month period begins on the first day following your purchase.

               S&P 500 Index Fund
                                          Investor Shares
               -------------------------------------------------
               Sales Charge (Load)  No front-end sales charge
                                    or contingent deferred sales
                                    charge (CDSC).
               Distribution (12b-1) Subject to Annual
                                    Distribution fee of up to
                                    0.25% of the average daily
                                    net assets of the applicable
                                    Fund.

Sales charges (load) Purchases of Class A Shares of the applicable Funds are subject to a front-end sales charge as a percent of the offering price of the shares. The offering price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. Certain purchases of Class A Shares may also be subject to a CDSC.

Class C Shares of the applicable Funds are not subject to a front-end sales charge, but investors may be subject to a CDSC. A CDSC, or contingent deferred sales charge, is applied at the time you redeem your shares. You will pay the CDSC only on shares you sell within a certain period of time after purchase. For purposes of calculating the CDSC, the start of the holding period is the first day after the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell Class C Shares, the applicable Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. The amount of any CDSC that you pay will be based on the lower of the purchase price or current market value (or, as to Fund shares acquired through an exchange, the cost of the Fund shares originally purchased for cash) (See "Notes on Exchanges" below). CDSCs are deducted from the amount of the redemption and paid to the Distributor.

Sales charge waivers Shareholders who held, as of January 26, 2004, Investor Shares of a Fund whose Investor Shares have been re-designated as Class A Shares will be grandfathered and, thus, exempt from paying sales charges on future purchases of the Shares


Account Policies
of all Funds, so long as such shareholders own Shares of at least one Fund. Sales charges may be waived for employees of the Advisor or its affiliates, investors who purchase through accounts with the Advisor and through their existing trust relationship with the Advisor, Directors of the Funds, legal counsel to the Funds or the Directors, certain existing shareholders who own shares in a BNY Hamilton Fund within their trust accounts, investors within wrap accounts, investors who purchase shares in connection with 401(k) plans, 403(b) plans, and other employer-sponsored retirement plans and investors who purchase in connection with non-transactional fee fund programs and programs offered by fee-based financial planners and other types of financial institutions. Further information on the categories of persons for whom sales charges may be waived can be found in the Statement of Additional Information. The Funds reserve the right to alter the terms of their sales charge waiver practices upon sixty days' notice to shareholders.

Sales charge reductions Reduced sales charges are available to shareholders making larger purchases. (See "Distribution Arrangements/Sales Charges" above). In addition, you may qualify for reduced sales charges under the following circumstances. Additional information about the availability of reduced sales charges can be found in the Statement of Additional Information and at the Fund's web site www.bnyhamilton.com. This information is free of charge, presented in a clear and prominent format, and contains hyperlinks that facilitate access to information. To receive these benefits, you must notify the Transfer Agent or Distributor of any pertinent information concerning your eligibility at the time of purchase.

.. Letter of Intent. You inform the Funds in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

.. Right of Accumulation. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

.. Combination Privilege. Combine accounts of multiple Funds or accounts of immediate family household members (spouse and children under 21) and businesses owned by you as sole proprietorship to achieve reduced sales charges.

.. Concurrent Purchases. For purposes of qualifying for a reduced sales charge, investors have the privilege of:

(a)combining concurrent purchases of, and holdings in, shares of any of the BNY Hamilton Funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge ("Eligible Shares"); or

(b)combining concurrent purchase of shares of any Funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge ("Other Shares") with concurrent purchases of Eligible Shares.

   Investors are permitted to purchase Eligible Shares at the public offering price applicable to the total of (a) the dollar amount of the Eligible Shares and Other Shares then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's combined holdings of Eligible Shares.

.. Reinstatement Privilege. If you have sold shares and decide to reinvest in a Fund within a 90 day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed. A shareholder may exercise this privilege one time during any 12-month period. If you sold shares in the International Equity Fund within a 60 day period of purchase and you exercise your reinstatement privilege, you will still be charged a redemption fee. (See "Making Exchanges/Redeeming Shares").


                                                               Account Policies

Waiver of CDSC--Class C Shares The following circumstances qualify for waivers of Class C's CDSC:

.. Distributions following the death or disability of a shareholder.

.. Redemptions representing the minimum distribution from an IRA or other qualifying retirement plan.

.. Distributions of less than 12% of the annual account value under the Systematic Withdrawal Plan.

DISTRIBUTION (12b-1) PLAN

The Directors have adopted a 12b-1 distribution plan with respect to the Investor Shares, Class A Shares and Class C Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to 0.25%, 0.25% and 1.00% of the annual average daily net assets of Investor Shares, Class A Shares and Class C Shares, respectively. These fees are paid out of Fund assets on an ongoing basis, and over time, they could cost you more than paying other types of sales charges.

OPENING AN ACCOUNT

                 Minimum investment requirements
                 ----------------------------------------------

                                  Minimum     Minimum
                                  initial   continuing  Minimum
                 Account Type    investment investments balance
                 ----------------------------------------------
                 IRA               $  250      $ 25       N/A
                 Regular Account   $2,000*     $100*     $500
                 Automatic
                  Investment
                  Program          $  500      $ 50       N/A

*Employees and retirees of The Bank of New York and its affiliates, and employees of the administrator, distributor and their affiliates may open a regular account with $100 and make continuing investments of $25. Employees and retirees of The Bank of New York and its affiliates may also invest through payroll deduction. Call 800-426-9363 for details.


Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES

Open an account                                    Add to your investment
----------------------------------------------------------------------------------------------------------------

Mail
----------------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to the BNY Hamilton Funds,
check payable directly to the BNY Hamilton Funds,  Inc. to:
Inc. to:

BNY Hamilton Funds, Inc.                           BNY Hamilton Funds, Inc.
P.O. Box 182785                                    P.O. Box 182785
Columbus, OH 43218-2785                            Columbus, OH 43218-2785
For all enrollment forms, call 1-800-426-9363      If possible, include a tear-off payment stub from one of your transaction confirmation statements.

Wire
----------------------------------------------------------------------------------------------------------------
The funds do not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 1-800-426-9363 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your fund]                                  Attn: [your fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]

Dealer
----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

Automatic Investment Program
----------------------------------------------------------------------------------------------------------------
Automatic investments are withdrawn from your
bank account on a monthly or biweekly basis.
Make an initial investment of at least $500 by     Once you specify a dollar amount (minimum $50),
whatever method you choose. Be sure to fill in     investments are automatic.
the information required in section 3e of your
new account application.
Your bank must be a member of the ACH (Automated   You can modify or terminate this service at any time by
Clearing House) system.                            mailing a notice to:
                                                   BNY Hamilton Funds
                                                   P.O. Box 182785
                                                   Columbus, OH 43218-2785

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.


Purchases by personal check Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. Additionally, bank starter checks are not accepted for the initial purchase into the Funds. In addition, if you redeem shares purchased by check or through the Automatic Investment Program, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.


Wire transactions The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

                                                               Account Policies

MAKING EXCHANGES/REDEEMING SHARES

To exchange shares between mutual funds            To redeem shares
(minimum $500)
-----------------------------------------------------------------------------------------------------------------

Phone
-----------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request or a check can be mailed to you at the address of record on the following business day.

Mail
-----------------------------------------------------------------------------------------------------------------
Your instructions should include:                  Your instructions should include:
.. your account number                              .your account number
.. names of the funds and number of shares or       .names of the funds and number of shares or dollar amount
  dollar amount you want to exchange.               you want to redeem.
                                                   A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send the proceeds to a different address or to different banking instructions than what is on file.
                                                   .you have changed your account address within the last 10
                                                    days

Dealer
-----------------------------------------------------------------------------------------------------------------
Contact your broker-dealer.                        Contact your broker-dealer.

Systematic Withdrawal
-----------------------------------------------------------------------------------------------------------------
Requires $10,000 minimum fund balance              You can choose from several options for monthly, quarterly, semi-annual or annual withdrawals:
                                                   . declining balance
                                                   . fixed dollar amount
                                                   . fixed share quantity
                                                   . fixed percentage of your account
                                                   Call 1-800-426-9363 for details.

MAKING EXCHANGES/REDEEMING SHARES

As with purchase orders, redemption requests received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the offering price calculated at that day's close.


Minimum account balances If your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days, to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds. No CDSC will apply to the redemption and closure of your account under these circumstances.


Exchange minimums You may exchange shares of the same class between Funds, usually without paying additional sales charges or between Investor Shares of an Index Fund and Class A Shares of other Funds (See "Notes on Exchanges" below). From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of

Account Policies
another, meaning that you are likely to generate a capital gain or loss when you make an exchange. Shares to be exchanged must have a value of at least $500. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

Reserved rights The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Notes on Exchanges When exchanging from Class A Shares or Investor Shares of a Fund that has no sales charge or a lower sales charge to Class A Shares of a Fund with a higher sales charge, you will pay the difference.

If you exchange shares of the same class between Funds, the exchange will not be subject to any applicable CDSC. Exchanges between Class A Shares of a Fund and Investor Shares of an Index Fund will require you to pay any applicable CDSC upon exchange. If you exchange from a class of shares of a Fund with a CDSC into a class of shares of another Fund with a CDSC, the start of the holding period, for purposes of calculating the CDSC, is the first day after your first purchase was made. The start of the holding period does not restart from the time you make your exchange.

Redemptions In-Kind The Funds reserve the right to make payment in securities rather than cash. This could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund's operations (for example, more than 1% of the Fund's net assets). If a Fund deems it advisable for the benefit of all shareholders, redemption in-kind will consist of securities equal in market value to your shares. When the shareholder converts these securities to cash, they will pay brokerage charges.

Redemption Fee The International Equity Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another Fund. The fee is withheld from redemption proceeds and retained by the International Equity Fund in order to offset the costs of buying and selling securities. The fee is intended to ensure that short-term investors pay their share of the International Equity Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. See "Abusive Trading" below. Shares held by investors for more than 60 calendar days are not subject to the 2% fee. For purposes of determining whether the fee applies, the shares that were held the longest will be redeemed first. The fee is in addition to any CDSC that may be applicable at


                                                               Account Policies
the time of sale. Although the International Equity Fund has a goal of assessing this fee on applicable redemptions, the fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans. The fee may also not apply to the following redemptions that do not indicate abusive trading strategies: redemptions of shares through automatic non-discretionary rebalancing programs, systematic withdrawal plans, redemptions requested within 60 days following the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested pursuant to min- imum required distributions from retirement plans or redemptions initiated by the International Equity Fund.


DISTRIBUTIONS AND TAX CONSIDERATIONS

The Large Cap Equity Fund, Large Cap Value Fund and S&P 500 Index Fund declare and pay dividends quarterly. The Large Cap Growth Fund, Small Cap Core Equity Fund, Small Cap Growth Fund, Multi-Cap Equity Fund, and the International Equity Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually. Distributions are automatically paid in the form of additional fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash

.. change the way you currently receive distributions

Your taxable income is the same regardless of which option you choose.

            Type of Distribution        Applicable Federal Tax Rates
            --------------------------------------------------------
            "Qualified dividend income"    Capital gains rates
            from net investment income
            Other dividends from net       Ordinary income rates
            investment income
            Short-term capital gains       Ordinary income rates
            Long-term capital gains        Capital gains rates

"Qualified Dividend Income" is income eligible for reduced rates of federal income tax as a result of recent changes to the tax law. The portion of net investment income that will be Qualified Dividend Income may vary from fund to fund and also from year to year. There are also minimum holding periods for fund shares before investors are eligible for the reduced rates.

Distributions from the equity funds are expected to be primarily capital gains. To the extent that a Fund makes distributions that are taxed as capital gains, such capital gains may be short- or long-term depending on how long the Fund held the asset being sold.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid Social Security or taxpayer identification number to the Funds may be subject to federal backup withholding tax.

Whenever you redeem or exchange shares, you are likely to generate a capital gain or loss, which will be short- or long-term depending on how long you held the shares.

If you invest in a Fund shortly before an expected taxable dividend or capital gain distribution, you may end up getting part of your investment back right away in the form of taxable income, and that dividend may not be eligible for the qualified dividend income rate.

You should consult your tax advisor about your own particular tax situation.



ABUSIVE TRADING

We do not permit market timing or other abusive trading practices in BNY Hamilton Funds. The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this prospectus.


Account Policies

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt fund performance. The Board of Directors of the Funds have adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize harm to the Fund and its shareholders, we reserve the right to reject, in our sole discretion applied uniformly, any purchase order (including an exchange from another BNY Hamilton Fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the BNY Hamilton Funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.



On a daily basis, the Advisor will review transaction history reports and will identify all redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. In the event the Advisor identifies redemptions in excess of a specific threshold that is within 5 days of a purchase in the same account (or such multiple accounts), it will contact the Transfer Agent and the Transfer Agent will forward a report containing the past 30 days of activity in the respective account. All redemptions meeting the criteria will be investigated for possible inappropriate trading.



On a monthly basis, the Advisor will issue a report to senior management that will indicate how many transactions were reviewed in that month, any suspicious activity that was identified, and the resolution of each situation identified, whether by not allowing the investor to make additional purchases (including exchanges from other Funds), by closing particular accounts and/or, if the Advisor believes that a broker-dealer is facilitating abusive activity, by refusing to take trades from that broker-dealer.



The policies and procedures are applied uniformly to all non-omnibus accounts. Certain accounts, however, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated would not be known by the Fund. Therefore, it becomes more difficult for us to identify market timing or other abusive trading activities in these accounts, and we may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. However, to the extent possible, the Funds will monitor aggregate trading in known omnibus accounts to attempt to identify abusive or disruptive trading, focusing on transactions in excess of $250,000. To the extent abusive or disruptive trading is identified, the Funds will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Funds would address such activity directly, if it were able to do so.



The Funds do not knowingly accommodate frequent purchases and redemptions of Fund shares by investors, except as provided under the Fund's policies with respect to known omnibus accounts. In addition to the Funds' policies with respect to frequent purchases and redemptions described here, the International Equity Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another Fund. See "Making Exchanges/Redeeming Shares--Redemption Fee" above.


INVESTMENT ADVISOR


The investment advisor of these Funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $96 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $104 billion in investments for institutions and individuals.


Estabrook Capital Management, LLC ("Estabrook"), located at 1633 Broadway, New York, NY 10019, has


                                                               Account Policies
been a wholly-owned subsidiary of The Bank of New York since 1999. Estabrook Capital Management, LLC, and predecessor companies have been managing individual portfolios for more than 60 years and currently has assets under management exceeding $2.3 billion, as of March 31, 2005.



Gannett Welsh & Kotler, LLC ("GW&K"), located at 222 Berkeley St., Boston, MA 02116, is the sub-advisor for the Multi-Cap Equity Fund and Small Cap Core Equity Fund. GW&K, a wholly-owned subsidiary of The Bank of New York since May 2002, has advised individual and institutional clients since 1974 and has assets under management in excess of $6.6 billion, as of March 31, 2005.


Advisor compensation The Advisor is responsible for all business activities and investment decisions for the Funds. In return for these services, each Fund pays the Advisor an annual fee. The following table shows the advisory fee rate paid for the fiscal year 2004.


              Fund                                        Fee
                                                       as a % of
                                                     average daily
                                                      net assets
                                                      (net of fee
                                                       waivers)
              ----------------------------------------------------
              BNY Hamilton International Equity Fund     0.75
              BNY Hamilton Large Cap Equity Fund         0.60
              BNY Hamilton Large Cap Growth Fund         0.60
              BNY Hamilton Large Cap Value Fund          0.49
              BNY Hamilton Multi-Cap Equity Fund         0.55
              BNY Hamilton S&P 500 Index Fund            0.00
              BNY Hamilton Small Cap Growth Fund         0.75



The advisory fee rate for the BNY Hamilton Small Cap Core Fund, which commenced operations on March 2, 2005, is 0.75% of average daily net assets.


PORTFOLIO MANAGERS


The portfolio managers described below are primarily responsible for the day-to-day management of the Funds.





BNY Hamilton International Equity Fund is managed by Lloyd Buchanan and Robert Windsor. Mr. Buchanan and Mr. Windsor share equally all portfolio management responsibilities in respect of the Fund and have been Portfolio Managers in the Index Fund Management Division of the Advisor since January 2002. Prior to joining the Advisor, Mr. Buchanan was a Vice President and the Chief Operating Officer of Axe Houghton Associates, Inc., an investment management subsidiary of Hoenig Group, Inc. He joined Axe Houghton in May 1988. Prior to joining the Advisor, Mr. Windsor was a Vice President and Portfolio Manager at Axe Houghton. He joined Axe Houghton in March 1984.



BNY Hamilton Large Cap Equity Fund is managed by Irene D. O'Neill, CFA, who is a Vice President of the Advisor and who has managed the Fund since October 2003. She joined the Advisor in 2002 as a portfolio manager. Prior to joining the Advisor, Ms. O'Neill was a Senior Vice President and Portfolio Manager of the Evergreen Equity Income Fund. She was employed by Evergreen Investment Management, a subsidiary of Wachovia Corporation, beginning 1981, where she served as a securities analyst and portfolio manager.



BNY Large Cap Growth Fund is managed by Lennis Koontz. Prior to joining The Bank of New York in 2004, Mr. Koontz was with Weiss, Peck & Greer from 2000 to 2003. At WPG he was a Managing Director and head of the large cap growth strategy and manager of the WPG Large-Cap Growth Fund. Before joining Weiss, Peck & Greer, he was a Managing Director and partner at Capital Management Associates from 1992 to 2000 where he was the co-portfolio manager and co-Chief Investment Officer for a $600 million equity portfolio. Prior to that, Mr. Koontz was Vice President for Investments at Smith Barney Capital Management, and earlier, a Managing Director and Senior Portfolio Manager at Scudder, Stevens & Clark, Inc. He began his career in the Pension Consulting Division at Paine Webber, Jackson & Curtis.



BNY Hamilton Large Cap Value Fund is managed by William C. McClean III and George D. Baker.



Account Policies

Mr. Baker reports to Mr. McClean, although both share equal portfolio management responsibilities in respect of the Fund. Mr. McClean is a Portfolio Manager at Estabrook and has been Estabrook's President and a manager of the Fund since September 1, 2003. He joined Estabrook in 1986 after 12 years as a Manager at Brown Brothers Harriman & Co., most recently in its Foreign Investment Department. Mr. Baker has been a Portfolio Manager at Estabrook since 1996 where he is also the Director of Research. Prior to joining Estabrook, Mr. Baker was employed by Merrill Lynch since 1989 where he served as a Managing Director and Senior Energy Industry Specialist.



BNY Hamilton Multi-Cap Equity Fund The Fund is managed by Edward B. White, CFA, who has been a Principal and First Senior Vice President of GW&K for the last five years. Mr. White joined GW&K as a Principal and Senior Vice President in 1989 to direct the firm's Equity Investment Program.





BNY Hamilton S&P 500 Index Fund is managed by Kurt Zyla and Todd Rose. Mr. Rose reports to Mr. Zyla, although both share equal portfolio management responsibilities in respect of the Fund. Mr. Zyla is a Portfolio Manager and Managing Director of the Advisor. He has managed the Passive Investment Management Group of the Advisor since 1996. He joined the Advisor in 1989. Prior to his current position, he was employed by the Advisor in a number of capacities. Mr. Rose is a Portfolio Manager in the Index Fund Management Division of the Advisor since 2000. Prior to joining the Index Fund Management Division, Mr. Rose worked in the Mutual Funds Accounting Division in various functions. Before joining the Advisor in 1997, Mr. Rose was a Financial Consultant at Merrill Lynch. He began his career trading futures with Linnco Futures Group in Chicago. Messrs. Zyla and Rose have managed the Fund since its inception in 2000.



BNY Hamilton Small Cap Core Equity Fund is managed by Mr. White since its inception in 2005.



BNY Hamilton Small Cap Growth Fund is managed by John C. Lui, who is a Vice President of the Advisor and who has managed the Fund since its inception in 1997. He joined the Advisor in 1995 and has been managing assets since 1987. Before joining the Advisor, Mr. Lui managed global equity and bond portfolios for Barclays Global Asset Management.



The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Funds.



                                                               Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

                                                  [LOGO] BNY

                                                  HAMILTON

                                                  FUNDS

                                                  ADVISED BY THE BANK OF NEW
                                                  YORK

For More Information

Annual and Semi-Annual Reports

These include commentary from the Fund managers on the market conditions and investment strategies that significantly affected the Funds' performance, detailed performance data, a complete inventory of the Funds' securities and a report from the Funds' auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.



Portfolio Holdings


The Funds will provide a full list of their holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and their top ten holdings 15 days or more after calendar quarter-end. A description of the funds' policies and procedures for disclosing their holdings is available in the Statement of Additional Information.


Statement of Additional Information (SAI)

The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.


You can obtain these documents free of charge, make inquiries or request other information about the Funds by contacting your dealer or:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363


Information is also available from the SEC on the EDGAR database at www.sec.gov.



Copies of this information may be obtained by e-mail request to publicinfo@sec.gov, or by writing:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102



For information on the operation of the SEC's public reference room where documents may be viewed and copied, call: 1-202-942-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]


    BNY Hamilton Distributors, Inc., 3435 Stelzer Road, Columbus, OH 43219

                                                                 PU-AC-EQ-04/05

                                    [GRAPHIC]


                                                  BNY Hamilton Funds Prospectus

--------------------------------------------------------------------------------


                                                                 April 29, 2005


================================================================================

                                                                   Fixed Income
                                                                          Funds
                                                                     Prospectus

--------------------------------------------------------------------------------

                                              Class A Shares and Class C Shares
                                                           Enhanced Income Fund
                                                                High Yield Fund
                                                   Intermediate Government Fund
                                             Intermediate Investment Grade Fund
                                          Intermediate New York Tax-Exempt Fund
                                                   Intermediate Tax-Exempt Fund

                                                                Investor Shares
                                                    U.S. Bond Market Index Fund

             As with all mutual funds, the Securities and
             Exchange Commission has not approved or
             disapproved these securities or said whether
             the information in this prospectus is
             adequate and accurate. Anyone who indicates
             otherwise is committing a crime.              [LOGO]


ABOUT THE FUNDS

 5  BNY Hamilton Enhanced Income Fund

10  BNY Hamilton High Yield Fund

15  BNY Hamilton Intermediate Government Fund

20  BNY Hamilton Intermediate Investment Grade Fund

25  BNY Hamilton Intermediate New York Tax-Exempt Fund

30  BNY Hamilton Intermediate Tax-Exempt Fund

35  BNY Hamilton U.S. Bond Market Index Fund


ACCOUNT POLICIES

39  Daily NAV Calculation

39  Selecting a Class

40  Distribution Arrangements/Sales Charges

43  Opening an Account/Purchasing Shares

44  Making Exchanges/Redeeming Shares

45  Distributions and Tax Considerations

46  Abusive Trading

47  Investment Advisor

48  Portfolio Managers


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 ENHANCED INCOME FUND

     CUSIP Numbers:
     Class A Shares 05561M580
     Class C Shares 05561M424

 HIGH YIELD FUND

     CUSIP Numbers:
     Class A Shares 05561M549
     Class C Shares 05561M440

 INTERMEDIATE GOVERNMENT FUND

     CUSIP Numbers:
     Class A Shares 05561M200
     Class C Shares 05561M465

 INTERMEDIATE INVESTMENT GRADE FUND

     CUSIP Numbers:
     Class A Shares 05561M788
     Class C Shares 05561M457

 INTERMEDIATE NEW YORK TAX-EXEMPT FUND

     CUSIP Numbers:
     Class A Shares 05561M309
     Class C Shares 05561M432

 INTERMEDIATE TAX-EXEMPT FUND

     CUSIP Numbers:
     Class A Shares 05561M812
     Class C Shares 05561M416

 U. S. BOND MARKET INDEX FUND

     CUSIP Number: Investor Shares 05561M671

BNY HAMILTON

 ENHANCED INCOME FUND

INVESTMENT OBJECTIVE

Although not a money market fund, the Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing at least 80% of its Assets in investment-grade (securities rated Baa/BBB and above) fixed-income securities. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) The Fund's investments include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. dollar denominated debt securities and securities with debt-like characteristics of domestic and foreign issuers, including corporations, partnerships, trusts or similar entities, and sovereign or supranational entities (international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies). The Fund will invest no more than 25% of its assets in foreign securities and will invest in U.S. dollar-denominated securities only. The debt securities in which the Fund invests pay interest on either a fixed-rate or a variable-rate basis. The Fund also invests in mortgage-related securities, including collateralized mortgage obligations (CMOs), which are backed by pools of mortgages and are organized so that different classes of securities with different maturities and coupons are available, real estate mortgage investment conduits (REMICs) and asset-backed securities.

The Fund invests in the various types of mortgage-backed and asset-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher-yielding premium mortgage securities because of their lower prepayment risks.

The Fund may also invest in guaranteed investment contracts (GICs) issued by U.S. and Canadian insurance companies. In addition, the Fund may invest in tax-exempt municipal obligations when the yields on such obligations are higher than the yields on taxable investments.


The Fund will pursue its objective while attempting to minimize the Fund's share price fluctuation. Under normal market conditions, the Fund seeks to minimize its share price fluctuation by maintaining a portfolio with an average duration (measures price sensitivity to changes in interest rates) that is expected to be between three and thirteen months (an "ultra short") duration. The Advisor may shorten the Fund's duration below three months based on its interest rate outlook or adverse market conditions (e.g., if the Advisor anticipates interest rates will increase, it will generally shorten the Fund's duration). The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; protecting the value of portfolio securities and in order to maintain the Fund's ultra short duration. The maturity limit on any individual security in the Fund's portfolio will not be greater than five years. For purposes of mortgage- and asset-backed securities, the weighted average life will be used to determine the security's maturity.


                                              BNY Hamilton Enhanced Income Fund

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change.

Issuers of bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments. The risk is magnified with lower-rated bonds.

When interest rates drop, holders of mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

At times, the Fund may invest in securities with longer durations, which may have more volatile prices and more interest rate risk.



To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

Although not a money market fund, the Fund is designed for investors who seek higher yields than money market funds generally offer and who are willing to accept some modest price fluctuation and increased credit risk in order to achieve that goal. Because its share price will vary, the Fund is not appropriate for investors whose primary objective is absolute stability of principal.

Investments in foreign securities involve additional risks. Transaction expenses are generally higher on foreign exchanges than in the U.S., which could affect performance. Furthermore, foreign taxes could also detract from performance. Some foreign companies do not adhere to uniform accounting principles, so publicly available financial information may be limited or misleading. Political and social unrest could also affect the performance of this Fund.

The portfolio manager's investment strategies may not work out as planned, and the Fund's performance could suffer.

Investments in the Fund are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

--------------------------------------------------------------------------------
Weighted Average Life

If the Fund purchases a mortgage-backed or asset-backed security, the Fund will use such security's weighted-average life as a substitute for its final maturity. A security's weighted-average life is the average amount of time that will elapse from the date of the security's issuance or purchase until each dollar of principal is repaid to the investor

The weighted-average life of a mortgage-backed or asset-backed security is only an estimate. The average amount of time that each dollar of principal is actually outstanding is influenced by, among other factors, the rate at which principal, both scheduled and unscheduled, is paid on the loans underlying the security, and the level of interest rates.

BNY Hamilton Enhanced Income Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/04/1/
-------------------------------------------------------
                                    [CHART]

2003    2004
----    ----
1.60    1.02
Best Quarter: Q1 '03 +0.97  Worst Quarter: Q3 '03 -0.14



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. Since Class C shares have less than one calendar year of performance, past performance information for that share class is not included in this part of the prospectus. Performance of the Class C shares will be lower than the performance of the Class A shares due to differences in charges and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



             Average annual total returns (%) as of 12/31/04*
             ------------------------------------------------------

                                                            Since
                                                   1 Year Inception
             ------------------------------------------------------
             Class A Shares Return Before Taxes/1/ -0.50    0.94
             Class A Shares Return After Taxes on
              Distributions/1/                     -1.02    0.33
             Class A Shares Return After Taxes on
              Distributions and Sale of Fund
              Shares/1/                            -0.33    0.44
             Lehman Brothers 9-12 Month
              Treasury Note Index (reflects no
              deduction for fees, expenses or
              taxes)/2,3/                           0.94    1.69
             Merrill Lynch US Dollar LIBOR
              3-Month Constant Maturity Index
              (reflects no deduction for fees,
              expenses or taxes)/3,4/               1.30    1.46


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 Class A Shares (formerly, Investor Shares) were first offered on 5/2/02.

2 The Lehman Brothers 9-12 Month Treasury Note Index is an unmanaged index which includes aged U.S. Treasury notes and bonds with a remaining maturity from nine up to but not including twelve months; it excludes zero coupon strips.


3 Average annual total return since 5/01/02.


4 The Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index is an unmanaged index of 3-month constant maturity dollar-denominated deposits derived from interest rates on the most recently available dollar-denominated deposits.


                                              BNY Hamilton Enhanced Income Fund

FEES AND EXPENSES

The following table outlines the estimated fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       1.50       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.10       0.10
          Distribution (12b-1 fees)              0.25       1.00
          Other expenses/(c)/                    0.17       0.17

          Total annual operating expenses        0.52       1.27
          Fees waived/(d)/                       0.02       0.02
          Net expenses                           0.50       1.25


(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.

(c)Restated to reflect current administration fees.


(d)The Advisor has contractually agreed to limit the operating expenses of Class A Shares and Class C Shares of the Fund to 0.50% and 1.25% respectively, of its average daily net assets. This waiver extends through April 2007.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  200     310     432      789
                 Class C Shares
                  (assuming
                  redemption)    227     399     693    1,530
                 Class C Shares
                  (assuming no
                  redemption)    127     399     693    1,530



*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses and redemption of all shares at the end of the period indicated. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.



BNY Hamilton Enhanced Income Fund

FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                                               Class C Shares
                                                                                               ---------------
                                                                                               For the Period
                                                                           Class A Shares      June 18, 2004/2/
                                                                           --------------          Through
                                                                       Year Ended December 31,  December 31,
                                                                        2004    2003  2002/1/       2004
---------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                  2.00    2.00   2.00           1.99
                                                                       -----   -----  ------   ---------------
Gain from investment operations:
  Net investment income                                                 0.03    0.03   0.02           0.01
  Net realized and unrealized gain on investments                      (0.01)     --   0.01             --
                                                                       -----   -----  ------   ---------------
  Total gain from investment operations                                 0.02    0.03   0.03           0.01
Dividends:
  Dividends from net investment income                                 (0.03)  (0.03) (0.03)         (0.01)
                                                                       -----   -----  ------   ---------------
Net asset value at end of year                                          1.99    2.00   2.00           1.99
                                                                       -----   -----  ------   ---------------
Total investment return based on net asset value (%)/(a)/               1.02    1.60   1.43/3/     0.50/3/

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    7,966   3,332  5,505             87
Ratio of expenses (after reduction) to average net assets               0.50    0.50   0.50/4/        1.25/4/
Ratio of expenses (before reduction) to average net assets              0.52    0.54   0.60/4/        1.26/4/
Ratio of net investment income (after reduction) to average net assets  1.30    1.37   1.72/4/        0.66/4/
Portfolio turnover rate                                                  105      87     40/3/         105



1 Class A Shares (formerly, Investor Shares) were first offered on 5/2/02.


2 Class C Shares were first offered on 6/18/04.


3 Not annualized.


4 Annualized.


(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


                                              BNY Hamilton Enhanced Income Fund

BNY HAMILTON

 HIGH YIELD FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with a high level of current income and, secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing at least 80% of its Assets in U.S. dollar denominated high yield fixed-income securities. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) High yield bonds (commonly known as "junk bonds") are those securities that are rated below BBB by Standard & Poor's Corporation ("S&P") and below Baa by Moody's Investors Service, Inc. ("Moody's").

Due to the complexity of the bond market, the advisors use financial investment techniques that were developed internally to attempt to identify value and adequately control risk for the Fund.


The Fund's construction is generally determined through a research driven process designed to identify value areas within the high yield market. Although the Fund may invest in securities rated as low as C, in deciding which bonds to buy and sell, the portfolio manager will emphasize securities that are within the targeted segment of the high yield market, BB/B. The Fund generally will focus on investments that have the following characteristics:


.. industries that have strong fundamentals;

.. companies that have good business prospects and increasing credit strength;
  and

.. companies that have stable or growing cash flows and effective management.

The Fund may invest in bonds of any maturity and does not expect to target any specific range of maturity.

The Fund may invest up to 20% of its assets in non-high yield securities, such as investment-grade bonds, obligations of domestic banks, obligations backed by the full faith and credit of the United States, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and government-sponsored enterprises (GSEs). The Fund's investments include U.S. dollar denominated debt securities and securities with debt-like characteristics of domestic and foreign issuers, including corporations, partnerships, trusts or similar entities, and sovereign or supranational entities (international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies). The Fund will invest no more than 25% of its assets in foreign securities and will invest in U.S. dollar denominated securities only. The debt securities in which the Fund invests pay interest on either a fixed-rate or a variable-rate basis. The Fund also invests in mortgage-related securities, including collateralized mortgage obligations (CMOs), which are backed by pools of mortgages and are organized so that different classes of securities with different maturities and coupons are available, real estate mortgage investment conduits (REMICs) and asset-backed securities.

The Fund invests in the various types of mortgage-backed and asset-backed securities based on an evaluation of relative yields and prepayment risks, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher yielding premium mortgage securities because of their lower prepayment risks.

BNY Hamilton High Yield Fund

The Fund may also invest in guaranteed investment contracts (GICs) issued by U.S. and Canadian insurance companies. In addition, the Fund may invest in tax-exempt municipal obligations when the yields on such obligations are higher than the yields on taxable investments.

The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and protecting the value of portfolio securities.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change.

Issuers of corporate bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments. Debt securities are subject to credit risk. The risk is magnified with lower rated bonds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

Further, high yield bonds or "junk bonds" are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment, and subject the Fund to higher management risk, than is generally the case with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.

When interest rates drop, issuers of high yield bonds and holders of mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, issuers of high yield bonds and mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the advisors' incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

Investments in foreign securities involve additional risks. Transaction expenses are generally higher on foreign exchanges than in the U.S., which could affect performance. Furthermore, foreign taxes could also detract from performance. Some foreign companies do not adhere to uniform accounting principles, so publicly available financial information may be limited or misleading. Political and social unrest could also affect the performance of this Fund.

The portfolio manager's investment strategies may not work out as planned, and the Fund's performance could suffer.

Investments in the Fund are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.


                                                   BNY Hamilton High Yield Fund

PAST PERFORMANCE




The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.



Class A Shares annual total returns
(%) as of 12/31/04/1/
-------------------------------------------------------
                                    [CHART]

2004
----
7.80
Best Quarter: Q3 '04 +4.57  Worst Quarter: Q2 '04 -1.46



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. Since Class C shares have less than one calendar year of performance, past performance information for that share class is not included in this part of the prospectus. Performance of the Class C shares will be lower than the performance of the Class A shares due to differences in charges and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



            Average annual total returns (%) as of 12/31/04*
            --------------------------------------------------------

                                                             Since
                                                    1 Year Inception
            --------------------------------------------------------
            Class A Shares Return Before Taxes/1/    3.22     5.73
            Class A Shares Return After Taxes on
             Distributions/1/                        0.96     3.50
            Class A Shares Return After Taxes on
             Distributions and Sale of Fund
             Shares/1/                               2.04     3.56
            Merrill Lynch BB-B Non-Distressed
             Index (reflects no deduction for fees,
             expenses or taxes)/2,3/                 9.84    11.93



*Assumptions: All dividends and distributions reinvested.



--------------------------------------------------------------------------------

1 Class A Shares commenced operations on 5/1/03.


2 Average annual return since 5/1/03.


3 The Merrill Lynch BB-B Non-Distressed Index is an unmanaged index of BB and B rated corporate bonds.


BNY Hamilton High Yield Fund

FEES AND EXPENSES


The following table outlines the estimated fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets and are reflected in the total return.



          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       4.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.60       0.60
          Distribution (12b-1 fees)              0.25       1.00
          Other expenses/(c)/                    0.35       0.35

          Total annual operating expenses        1.20       1.95
          Fees waived/(d)/                       0.06       0.06

          Net expenses                           1.14       1.89


(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.

(c)Restated to reflect current administration fees.


(d)The Advisor has contractually agreed to limit the operating expenses of Class A Shares and Class C Shares of the Fund to 1.14% and 1.89%, respectively, of its average daily net assets. This waiver extends through April 2007.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  536     778    1,045   1,807
                 Class C Shares
                  (assuming
                  redemption)    292     600    1,041   2,265
                 Class C Shares
                  (assuming no
                  redemption)    192     600    1,041   2,265



*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses and redemption of all shares at the end of the period indicated. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.



                                                   BNY Hamilton High Yield Fund

FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception on May 1, 2003. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                      Class A Shares        Class C Shares
                                                                      --------------        ---------------
                                                                             For the Period For the Period
                                                                             May 1, 2003/1/ July 27, 2004/2/
                                                                 Year Ended     Through         Through
                                                                December 31,  December 31,   December 31,
                                                                    2004          2003           2004
------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                             10.23         10.00           10.08
                                                                ------------ -------------- ---------------
Gain from investment operations:
  Net investment income                                             0.56          0.33            0.21
  Net realized and unrealized gain on investments                   0.21          0.27            0.30
                                                                ------------ -------------- ---------------
  Total gain from investment operations                             0.77          0.60            0.51
Dividends:
  Dividends from net investment income                             (0.65)        (0.37)          (0.23)
  Distributions from capital gains                                    --/5/         --              --/5/
                                                                ------------ -------------- ---------------
  Total dividends and distributions                                (0.65)                        (0.23)
                                                                ------------ -------------- ---------------
Net asset value at end of period                                   10.35         10.23           10.36
                                                                ------------ -------------- ---------------
Total investment return based on net asset value (%)/(a)/           7.80          6.30/3/         5.48/3/

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                              1,115         1,465              38
Ratio of expenses (after reduction) to average net assets           1.14          1.14/4/         1.89/4/
Ratio of expenses (before reduction) to average net assets          1.23          1.49/4/         1.90/4/
Ratio of net investment income (after reduction) to average net
 assets                                                             5.49          5.60/4/         4.72/4/
Portfolio turnover rate                                               72            42              72





1 Class A Shares commenced operations on 5/1/03.


2 Class C Shares were first offered on 7/27/04.

3 Not annualized.
4 Annualized.

5 Less than $0.01 per share.


(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


BNY Hamilton High Yield Fund

BNY HAMILTON

 INTERMEDIATE GOVERNMENT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and minimal credit risk.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing primarily in debt obligations issued or guaranteed by the U.S. government or its agencies. Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

In investing the Fund's assets, an analysis of economic trends, particularly interest rate movements and yield spreads, is used to determine which types of securities offer the best investment opportunities. This analysis takes place on several levels. The Fund allocates broadly between direct agency debt obligations, agency mortgage-backed securities, and U.S. Treasuries.

The Fund invests in the various types of mortgage-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher-yielding premium mortgage securities because of their lower prepayment risk.

The Fund also invests in collateralized mortgage obligations, or CMOs, which are backed by pools of mortgages and are organized so that different classes of securities with different maturities and coupons are available.

In selecting individual securities, the portfolio manager uses models to evaluate probable yields over time and prepayment risk, among other factors. The Fund attempts to manage interest rate risk by adjusting its duration. The Fund may invest in bonds of any duration and does not expect to target any specific range of duration. Duration is measured in years, like maturity, and it is a more accurate gauge of a bond's sensitivity to interest rate change because it takes additional significant factors, including prepayment risk, into account.

Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in debt obligations issued or guaranteed by the U.S. government or its agencies. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change.

                                      BNY Hamilton Intermediate Government Fund

When interest rates drop, holders of the mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

In periods of market uncertainty, some of the portfolio's securities could be difficult to sell at a price that is beneficial to the Fund.

The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

The Fund has low exposure to credit risk because most of its securities are backed by the full faith and credit of the U.S. government or guaranteed by one of its agencies. These guarantees, however, do not prevent shares of the Fund from falling in value. Further, indebtedness of certain of these agencies, including the well-known Federal National Mortgage Associa- tion (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), are not entitled to the full faith and credit of the United States and are thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Though not likely, it is possible that issuers of bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Mortgage-backed Securities and CMOs

Pass-through mortgage-backed securities represent a direct ownership interest in a pool of mortgage loans.

Collateralized mortgage obligations (CMOs) are backed by pools of pass-throughs or mortgage loans. CMO issuers organize the cash flow from the underlying securities into classes, or tranches, with widely different maturities and payment schedules. These securities are often fully collateralized by U.S. government agency securities such as Fannie Mae (FNMA) and Ginnie Mae (GNMA), though they may be issued by private firms.

BNY Hamilton Intermediate Government Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/04
-----------------------------------------------------------------------------
                                    [CHART]

 1995    1996   1997    1998     1999    2000   2001     2002    2003    2004
 ----    ----   ----    ----     ----    ----   ----     ----    ----    ----
15.40    3.16   7.54    7.33    -0.98   10.76   6.62    10.22    1.50    2.92

Best Quarter: Q2 '95 +5.48  Worst Quarter: Q2 '04 -2.26



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. Since there are no Class C Shares outstanding, past performance information for that share class is not included in this part of the prospectus. Performance of the Class C Shares will be lower than the performance of the Class A Shares due to differences in charges and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



              Average annual total returns (%) as of 12/31/04*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Class A Shares Return
               Before Taxes                -1.45   5.42     5.89
              Class A Shares Return After
               Taxes on Distributions      -2.87   3.59     3.83
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares     -0.96   3.50     3.75
              Lehman Intermediate
               Government Index
               (reflects no deduction for
               fees, expenses or taxes)/1/  2.31   6.56     6.09


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------



1 The Lehman Brothers Intermediate Government Index is an unmanaged index of intermediate-term government bonds.


                                      BNY Hamilton Intermediate Government Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       4.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.50       0.50
          Distribution and Service (12b-1) fees  0.25       1.00
          Other expenses/(c)/                    0.33       0.33

          Total annual operating expenses        1.08       1.83
          Fees waived/(d)/                       0.18       0.18
          Net expenses                           0.90       1.65


(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.

(c)Restated to reflect current administration fees.


(d)The Advisor has contractually agreed to limit the operating expenses of Class A Shares and Class C Shares of the Fund to 0.90% and 1.65%, respectively, of its average daily net assets. This waiver extends through April 2007.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  513     719     961    1,654
                 Class C Shares
                  (assuming
                  redemption)    272     548     964    2,124
                 Class C Shares
                  (assuming no
                  redemption)    172     548     964    2,124



*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.



BNY Hamilton Intermediate Government Fund

FINANCIAL HIGHLIGHTS/1/


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                  Year Ended December 31,
Class A Shares                                             2004    2003    2002   2001/2/  2000
-------------------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------------------
Net asset value at beginning of year                       10.27   10.51    9.98    9.85    9.41
                                                          ------  ------  ------  ------  ------
Gain (loss) from investment operations:
  Net investment income                                     0.35    0.33    0.43    0.49    0.53
  Net realized and unrealized gain (loss) on investments   (0.06)  (0.17)   0.57    0.15    0.45
                                                          ------  ------  ------  ------  ------
  Total gain (loss) from investment operations              0.29    0.16    1.00    0.64    0.98
Dividends:
  Dividends from net investment income                     (0.42)  (0.40)  (0.47)  (0.51)  (0.54)
                                                          ------  ------  ------  ------  ------
Net asset value at end of year                             10.14   10.27   10.51    9.98    9.85
                                                          ------  ------  ------  ------  ------
Total investment return based on net asset value (%)/(a)/   2.92    1.50   10.22    6.62   10.76

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       10,505  14,896  16,196  13,278  12,168
Ratio of expenses (after reduction) to average
 net assets                                                 0.98    1.04    1.04    1.04    1.04
Ratio of expenses (before reduction) to average
 net assets                                                 1.11    1.14    1.14    1.18    1.18
Ratio of net investment income (after
 reduction) to average net assets                           3.39    3.13    4.20    4.89    5.67
Portfolio turnover rate                                        8      87      41      44      10



1 There were no Class C Shares outstanding during the periods presented.

2 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.09% to 4.89%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


                                      BNY Hamilton Intermediate Government Fund

BNY HAMILTON

 INTERMEDIATE INVESTMENT GRADE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing primarily in investment-grade debt obligations, which are securities rated Baa/BBB and above, as well as their unrated equivalents. The Fund may invest in securities issued or guaranteed by:

.. U.S. and foreign corporations

.. the U.S. government or its agencies

Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

In investing the Fund's assets, an analysis of economic trends--including rate projections, inflation trends, and corporate profit outlook--is used to determine how the Fund should allocate its investments among the sectors above. The Fund has tended to emphasize corporate bonds.

In the corporate bond portion of the portfolio, the Fund is diversified across market sectors but may emphasize different sectors. In selecting individual corporate bonds, the portfolio manager considers the bond's structure, maturity and yield in light of the company's current financial health, competitive position and future prospects. The Fund may achieve its average maturity by investing primarily in intermediate-term bonds, or it may use a "barbell" strategy and invest in short-term and longer-term bonds.

In the U.S. government portion of the portfolio, the Fund allocates broadly between U.S. Treasury obligations and agency issuers based on an evaluation of relative yields.


The Fund attempts to manage interest rate risk by adjusting its duration. The Fund may invest in bonds of any duration and does not expect to target any specific range of duration. Duration is measured in years, like maturity, and it is a more accurate gauge of a bond's sensitivity to interest rate change because it takes additional significant factors, including prepayment risk, into account. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices. Under normal circumstances, the Fund will invest at least 80% of its Assets in investment-grade debt obligations as well as unrated securities considered by the portfolio manager to be of comparable quality. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) The Fund is permitted to invest in mortgage-backed securities, foreign securities and non-investment grade debt obligations.


As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

Issuers of corporate bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments. This risk is magnified with lower-rated bonds.

BNY Hamilton Intermediate Investment Grade Fund

The value of debt securities is most affected by interest rates. When interest rates rise, bond prices generally fall in proportion to their maturity.

When interest rates drop, holders of the mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

Investments in non-investment grade bonds involve additional risks. High yield bonds or "junk bonds" are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment, and subject the Fund to higher management risk, than is generally the case with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.

The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell for a price that is beneficial to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------
Understanding Intermediate-Term Bonds

The market value of a bond is influenced by two variables: maturity and interest rates. The relationship between these variables can be described as a risk curve. The risk curve for bonds typically has a positive slope, meaning that short maturities provide the greatest price stability and longer maturities carry increasingly higher risks of price volatility in response to interest rate changes.

                                BNY Hamilton Intermediate Investment Grade Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/04/1/
----------------------------------------------------------------------------
                                    [CHART]

1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
18.69   1.82    8.00    8.22    -1.73   9.10    6.95    7.92    3.29    3.65

Best Quarter: Q2 '95 +6.28  Worst Quarter: Q1 '96 -2.90



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. Since Class C shares have less than one calendar year of performance, past performance information for that share class is not included in this part of the prospectus. Performance of the Class C shares will be lower than the performance of the Class A shares due to differences in charges and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



              Average annual total returns (%) as of 12/31/04*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Class A Shares Return
               Before Taxes/1/             -0.76   5.21     5.99
              Class A Shares Return After
               Taxes on Distributions/1/   -2.09   3.26     4.33
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares/1/  -0.48   3.27     4.15
              Lehman Intermediate
               Gov't/Credit Index
               (reflects no deduction for
               fees, expenses or taxes)/2/  3.04   7.20     6.70


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------

1 For Class A Shares before 4/1/97 (when the Fund's Institutional Shares were first registered), performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the Fund. Although the figures have been adjusted to attempt to reflect expenses associated with the Fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the additional restrictions imposed on mutual funds, including the Fund. From 4/1/97 through 4/30/97, performance figures for Class A Shares are based on the performance of the Fund's Institutional Shares.




2 The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index of intermediate-term U.S. government and corporate bonds.


BNY Hamilton Intermediate Investment Grade Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       4.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.50       0.50
          Distribution and Service (12b-1) fees  0.25       1.00
          Other expenses/(c)/                    0.19       0.19

          Total annual operating expenses        0.94       1.69


(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.



(c)Restated to reflect current administration fees.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  517     712     923    1,531
                 Class C Shares
                  (assuming
                  redemption)    272     533     918    1,998
                 Class C Shares
                  (assuming no
                  redemption)    172     533     918    1,998



*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load.



                                BNY Hamilton Intermediate Investment Grade Fund

FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                                               Class C Shares
                                                           -                                   --------------
                                                                                               For the Period
                                                                                                October 13,
                                                                     Class A Shares                 2004
                                                                     --------------               Through
                                                                Year Ended December 31,         December 31,
                                                            2004   2003   2002  2001/1/  2000       2004
-----------------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     10.30  10.51  10.24  10.12    9.84      10.29
                                                           -----  -----  -----  ------  -----  --------------
Gain (loss) from investment operations:
  Net investment income                                     0.34   0.35   0.49   0.56    0.58       0.05
  Net realized and unrealized gain (loss) on investments    0.03  (0.01)  0.29   0.13    0.28      (0.02)
                                                           -----  -----  -----  ------  -----  --------------
  Total gain (loss) from investment operations              0.37   0.34   0.78   0.69    0.86       0.03
Dividends and distributions:
  Dividends from net investment income                     (0.39) (0.43) (0.51) (0.57)  (0.58)     (0.06)
  Distributions from capital gains                         (0.02) (0.12)    --     --      --         --
                                                           -----  -----  -----  ------  -----  --------------
  Total dividends and distributions                        (0.41) (0.55) (0.51) (0.57)  (0.58)     (0.06)
                                                           -----  -----  -----  ------  -----  --------------
Net asset value at end of year                             10.26  10.30  10.51  10.24   10.12      10.26
                                                           -----  -----  -----  ------  -----  --------------
Total investment return based on net asset value (%)/(a)/   3.65   3.29   7.82   6.95    9.10       0.31/3/

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                        4,696  7,733  9,429  6,002   4,912        109
Ratio of expenses (after reduction) to average net assets   0.99   1.04   1.04   1.03    1.03       1.69/4/
Ratio of expenses (before reduction) to average net assets  0.99   1.04   1.05   1.04    1.04       1.70/4/
Ratio of net investment income (after reduction) to
 average net assets                                         3.32   3.32   4.77   5.43    5.93       2.69/4/
Portfolio turnover rate                                       72    110     98    106      76         72





1 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.43%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


2 Class C Shares were first offered on 10/13/04.


3.Not annualized.


4.Annualized.


(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


BNY Hamilton Intermediate Investment Grade Fund

BNY HAMILTON

 INTERMEDIATE NEW YORK TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide income that is exempt from federal, New York State and New York City income taxes while maintaining relative stability of principal.

PRINCIPAL INVESTMENT STRATEGY

In pursuing its objective, the Fund, as a fundamental policy, may not invest less than 80% of its Assets in bonds and notes that are exempt from federal, New York State and New York City income taxes. "Assets" means net assets plus the amount of borrowings for investment purposes. These bonds and notes are also exempt from the federal alternative minimum tax. The Fund may invest in securities issued by New York State and the Commonwealth of Puerto Rico, including all of their municipalities and agencies. Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

The Fund invests in a diversified portfolio of investment-grade municipal obligations which are securities rated Baa/BBB and above, as well as their unrated equivalents. Before any security is added to the Fund, it is thoroughly evaluated for both quality and potential return. The portfolio manager relies on internal credit research to evaluate specific municipal issuers' ability and willingness to pay principal and interest to bond holders. Bonds are chosen based on this analysis rather than on any private insurance features. The Fund invests in general obligation bonds, which are secured by their issuers' full faith and credit, and revenue bonds, which are secured by specific revenue streams such as toll collections or proceeds of a special tax.

The Fund may invest in bonds of any maturity. Within the intermediate-term range, the maturity length of the portfolio and structure of the individual bonds held are based on the Advisor's views on the direction of interest rates.

The Fund normally expects to be fully invested in tax-exempt securities, but it is permitted to invest up to 20% of its net assets in fixed-income securities that are subject to federal, state and local taxes. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices. In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade short-term securities such as U.S. Treasury obligations. In these cases, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the maturity of a bond, the more sharply its value is likely to rise or fall in response to an interest rate change.

Because the Fund invests primarily in New York issuers, its performance is affected by local, state and regional factors. These may include economic or policy changes, erosion of the tax base, the legacy of the grave financial difficulties experienced by

                             BNY Hamilton Intermediate New York Tax-Exempt Fund

New York City and the state as a whole in the 1970s. State legislative changes, especially those regarding taxes, could also affect performance.



Any debt securities held by the Fund could be downgraded in credit rating or go into default. A revenue bond in the Fund's portfolio could default if its underlying revenue stream fails. This could happen even while the issuer remains solvent.

The Fund is non-diversified and may invest more than 5% of its assets in securities of a single issuer. If the Fund invests heavily in a single issuer, its overall performance could be linked more closely to the per- formance of that issuer than to the municipal bond market as a whole.

The portfolio manager's strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price that is beneficial to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


BNY Hamilton Intermediate New York Tax-Exempt Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/04
-------------------------------------------------------------------
                                    [CHART]

1995   1996   1997   1998   1999   2000   2001   2002   2003   2004
----   ----   ----   ----   ----   ----   ----   ----   ----   ----
12.08  3.47   6.19   5.04   -1.60  8.49   4.51   8.42   3.57   2.19

Best Quarter: Q1 '95 +5.00  Worst Quarter: Q2 '99 -1.94



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. Since Class C shares have less than one calendar year of performance, past performance information for that share class is not included in this part of the prospectus. Performance of the Class C shares will be lower than the performance of the Class A shares due to differences in charges and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



            Average annual total returns (%) as of 12/31/04*
            --------------------------------------------------------

                                             1 Year 5 Years 10 Years
            --------------------------------------------------------
            Class A Shares Return
             Before Taxes                    -2.15   4.49     4.72
            Class A Shares Return After
             Taxes on Distributions          -2.19   4.41     4.67
            Class A Shares Return After
             Taxes on Distributions
             and Sale of Fund Shares         -0.36   4.32     4.57
            Lehman 5 Year G.O.
             Municipal Bond Index
             (reflects no deduction
             for fees, expenses or taxes)/1/  2.95   5.94     5.87


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------



1 The Lehman Brothers 5 Year General Obligation Municipal Bond Index is an unmanaged index of Intermediate-term general obligation municipal bonds.


                             BNY Hamilton Intermediate New York Tax-Exempt Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       4.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.50       0.50
          Distribution and Service (12b-1) fees  0.25       1.00
          Other expenses/(c)/                    0.32       0.32
          Total annual operating expenses//      1.07       1.82
          Fees waived/(d)/                       0.23       0.23
          Net expenses                           0.84       1.59


(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.

(c)Restated to reflect current administration fees.


(d)The Advisor has contractually agreed to limit the operating expenses of Class A Shares and Class C Shares of the Fund to 0.84% and 1.59%, respectively, of its average daily net assets. This waiver extends through April 2007.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  507     706     946    1,634
                 Class C Shares
                  (assuming
                  redemption)    262     527     941    2,098
                 Class C Shares
                  (assuming no
                  redemption)    162     527     941    2,098



*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.



BNY Hamilton Intermediate New York Tax-Exempt Fund

FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                                                   Class C Shares
                                                                                                   --------------
                                                                                                   For the Period
                                                                      Class A Shares              August 24, 2004/1/
                                                                      --------------                   Through
                                                                  Year Ended December 31,           December 31,
                                                            2004    2003    2002   2001/2/  2000        2004
--------------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      11.01   11.02   10.56  10.55   10.10        10.91
                                                           ------  ------  ------  ------  -----  -----------------
Gain (loss) from investment operations:
  Net investment income                                      0.32    0.35    0.36   0.38    0.39         0.09
  Net realized and unrealized gain (loss) on investments    (0.08)   0.04    0.51   0.09    0.45           --
                                                           ------  ------  ------  ------  -----  -----------------
  Total gain (loss) from investment operations               0.24    0.39    0.87   0.47    0.84         0.09
Dividends and distributions:
  Dividends from net investment income                      (0.32)  (0.35)  (0.37) (0.38)  (0.39)       (0.08)
  Distributions from capital gains                          (0.03)  (0.05)  (0.04) (0.08)     --        (0.02)
                                                           ------  ------  ------  ------  -----  -----------------
  Total dividends and distributions                         (0.35)  (0.40)  (0.41) (0.46)  (0.39)       (0.10)
                                                           ------  ------  ------  ------  -----  -----------------
Net asset value at end of year                              10.90   11.01   11.02  10.56   10.55        10.90
                                                           ------  ------  ------  ------  -----  -----------------
Total investment return based on net asset value (%)/(a)/    2.19    3.57    8.42   4.51    8.49         1.00/3/

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                        22,844  26,354  29,758  7,099   8,021           10
Ratio of expenses (after reduction) to average net assets    0.94    1.04    1.04   1.04    1.03         1.59/4/
Ratio of expenses (before reduction) to average net assets   1.11    1.17    1.22   1.34    1.31         1.79/4/
Ratio of net investment income (after reduction) to
 average net assets                                          2.93    3.15    3.33   3.59    3.81         2.24/4/
Portfolio turnover rate                                        11      10      13     17      16           11/4/





1 Class C Shares were first offered on 8/24/04.

2 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was also an increase to the ratio of net investment income to average net assets from 3.56% to 3.59%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

3 Not annualized.


4 Annualized.


(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


                             BNY Hamilton Intermediate New York Tax-Exempt Fund

BNY HAMILTON

 INTERMEDIATE TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide income that is exempt from federal income taxes while maintaining relative stability of principal.

PRINCIPAL INVESTMENT STRATEGY

In pursuing its objective, the Fund, as a fundamental policy, may not invest less than 80% of its Assets in debt obligations that are exempt from federal income tax. "Assets" means net assets plus the amount of borrowings for investment purposes. These obligations are also exempt from the federal alternative minimum tax. Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

The Fund invests in a diversified portfolio of investment-grade municipal obligations issued by U.S. states, territories and municipalities. Before any security is added to the Fund, it is thoroughly evaluated for both quality and potential return. The portfolio manager relies on internal credit research to evaluate specific municipal issuers' ability and willingness to pay principal and interest to bondholders. Bonds are chosen based on this analysis rather than on any private insurance features. The Fund invests in general obligation bonds, which are secured by their issuers' full faith and credit, and revenue bonds, which are secured by specific revenue streams such as toll collections or proceeds of a special tax.

The Fund may invest in bonds of any maturity. Within the intermediate-term range, the maturity length of the portfolio and structure of the individual bonds held are based on the Advisor's views on the direction of interest rates.

The Fund normally expects to be fully invested in tax-exempt securities, but it is permitted to invest up to 20% of its net assets in fixed-income securities that are subject to federal, state and local taxes. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices. In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade short-term securities such as U.S. Treasury obligations. In these cases, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the maturity of a bond, the more sharply its value is likely to rise or fall in response to interest rate change.

This Fund's performance is affected by a variety of factors in the cities, states and regions in which it invests. These may include economic or policy changes, erosion of the tax base, state legislative changes, especially those regarding taxes.

Any debt securities held by the Fund could be downgraded in credit rating or go into default. A revenue bond in the Fund's portfolio could default if its underlying revenue stream fails. This could happen even while the bond issuer remains solvent.

BNY Hamilton Intermediate Tax-Exempt Fund

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell for a price that is beneficial to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
About Municipal Securities

The Fund invests in state and local governments and their agencies, which have collectively issued $1.3 trillion worth of bonds for schools, roads, hospitals, utilities and major public works such as airports. New York is the largest state issuer with approximately 10% of the outstanding debt. Interest on municipal bonds was exempted from federal income tax when the code was first adopted in 1913.

                                      BNY Hamilton Intermediate Tax-Exempt Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/04/1/
----------------------------------------------------------------------------
                                    [CHART]

1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
11.45   3.69    5.96    4.95    -2.22   9.03    4.32    9.28    3.19    1.98
Best Quarter: Q1 '95 +4.64  Worst Quarter: Q2 '99 -2.37


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. Since there are no Class C shares outstanding, past performance information for that share class is not included in this part of the prospectus. Performance of the Class C shares will be lower than the performance of the Class A shares due to differences in charges and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



              Average annual total returns (%) as of 12/31/04*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Class A Shares Return
               Before Taxes/1/             -2.36   4.60     4.64
              Class A Shares Return After
               Taxes on Distributions/1/   -2.49   4.45     4.50
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares/1/  -0.41   4.42     4.38
              Lehman 5 Year G.O.
               Municipal Bond Index
               (reflects no deduction for
               fees, expenses or taxes)/2/  2.95   2.95     5.87


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------

1 For Class A Shares before 4/1/97 (when the Fund's Institutional Shares were first registered), performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the Fund. Although the figures have been adjusted to attempt to reflect expenses associated with the Fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the additional restrictions imposed on mutual funds, including the Fund. From 4/1/97 through 4/30/97, performance figures for Class A Shares are based on the performance of the Fund's Institutional Shares.




2 The Lehman Brothers 5 Year General Obligation Municipal Bond Index is an unmanaged-index of intermediate-term general obligation municipal bonds.


BNY Hamilton Intermediate Tax-Exempt Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       4.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.50       0.50
          Distribution and Service (12b-1) fees  0.25       1.00
          Other expenses/(c)/                    0.24       0.24

          Total annual operating expenses        0.99       1.74


(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.



(c)Restated to reflect current administration fees.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  522     727     949    1,586
                 Class C Shares
                  (assuming
                  redemption)    277     548     944    2,052
                 Class C Shares
                  (assuming no
                  redemption)    177     548     944    2,052



*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load.



                                      BNY Hamilton Intermediate Tax-Exempt Fund

FINANCIAL HIGHLIGHTS/1/


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                            Year Ended December 31,
Class A Shares                                                          2004      2003   2002  2001/2/  2000
-------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                   10.30     10.49  10.03  10.02    9.55
                                                                       -----     -----  -----  ------  -----
Gain (loss) from investment operations:
  Net investment income                                                 0.29      0.31   0.32   0.38    0.37
  Net realized and unrealized gain (loss) on investments               (0.09)     0.02   0.59   0.05    0.47
                                                                       -----     -----  -----  ------  -----
  Total gain (loss) from investment operations                          0.20      0.33   0.91   0.43    0.84
Dividends and distributions:
  Dividends from net investment income                                 (0.29)    (0.32) (0.35) (0.37)  (0.37)
  Distributions from capital gains                                     (0.09)    (0.20) (0.10) (0.05)     --
                                                                       -----     -----  -----  ------  -----
  Total dividends and distributions                                    (0.38)    (0.52) (0.45) (0.42)  (0.37)
                                                                       -----     -----  -----  ------  -----
Net asset value at end of year                                         10.12     10.30  10.49  10.03   10.02
                                                                       -----     -----  -----  ------  -----
Total investment return based on net asset value (%)/(a)/               1.98      3.19   9.28   4.32    9.03

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    2,380     2,847  2,897    533     606
Ratio of expenses (after reduction) to average net assets               1.01      1.04   1.04   1.04    1.03
Ratio of expenses (before reduction) to average net assets              1.02      1.04   1.05   1.06    1.04
Ratio of net investment income (after reduction) to average net assets  2.87      2.97   3.44   3.68    3.85
Portfolio turnover rate                                                   31        36     34     24      19



1 There were no Class C Shares outstanding during the periods presented.

2 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) on investments per share by $.01, and increase the ratio of net investment income to average net assets from 3.64% to 3.68%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


BNY Hamilton Intermediate Tax-Exempt Fund

BNY HAMILTON

 U.S. BOND MARKET INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to track the total rate of return of the Lehman Brothers Aggregate Bond Index (the "Lehman Bond Index").


PRINCIPAL INVESTMENT STRATEGY



The Fund pursues its objective by employing a passive management strategy designed to match the performance of the Lehman Bond Index as closely as possible before the deduction of Fund expenses. Through the use of portfolio sampling, the Fund will be substantially invested in bonds that comprise the Lehman Bond Index and will invest at least 80% of its Assets in bonds or other financial instruments comprising the index in a manner which mirrors the weightings of the index. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)



The Lehman Bond Index is a broad-based, unmanaged index that covers the U.S. investment grade fixed-rate bond market and is comprised of investment-grade government, corporate and mortgage- and asset-backed bonds that are denominated in U.S. dollars, all with maturities longer than one year. Investment-grade securities are rated in the four highest rating categories by a nationally-recognized statistical rating organization ("rating agency"). At March 31, 2005, the average maturity of securities in the Lehman Bond Index was
7.12 years, and the credit quality of securities in the Index ranged from Aaa+ to BBB- (by Standard & Poor's Corporation) or Baa- (by Moody's Investors Service, Inc.). Bonds are represented in the Lehman Bond Index in proportion to their market value. Lehman Brothers is not affiliated with this Fund and it does not sell or endorse the Fund, nor does it guarantee the performance of the Fund or the Lehman Bond Index.


MAIN INVESTMENT RISKS

Because the Fund uses an indexing strategy, it does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor performance. You may, therefore, lose money.

The Fund's investment is also subject to interest rate and credit risks. Interest rate risk is the risk that when interest rates rise, the value of debt instruments generally falls. In general, changes in interest rates cause greater fluctuations in the market value of longer-term securities than of shorter-term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Many debt securities are subject to prepayment risk, i.e., the risk that an issuer of a security can repay principal prior to the security's maturity. Such securities generally offer less potential for gains during a declining interest rate environment and similar potential for loss in a rising interest rate environment.

                                       BNY Hamilton U.S. Bond Market Index Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Investor Shares annual total returns
(%) as of 12/31/04
--------------------------------------------------------
                                    [CHART]

2003   2004
----   ----
3.46   4.00
Best Quarter: Q3 '04  +3.09  Worst Quarter: Q2 '04 -2.54


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


            Average annual total returns (%) as of 12/31/04*
            --------------------------------------------------------

                                                             Since
                                                    1 Year Inception
            --------------------------------------------------------
            Investor Shares Before Taxes/1/          4.00    4.20
            Investor Shares Return After Taxes on
             Distributions/1/                        2.32    2.51
            Investor Shares Return After Taxes on
             Distributions and Sale of Fund
             Shares/1/                               2.58    2.59
            Lehman Brothers Aggregate Bond
             Index (reflects no deduction for fees,
             expenses or taxes)/2,3/                 4.34    4.46


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 Investor Shares were first offered on 9/27/02.



2 Average annual return since 10/1/02.


3 The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed-income securities.


BNY Hamilton U.S. Bond Market Index Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are deducted from Fund assets and are reflected in the total return. Since the Fund is "no-load", shareholders pay no fees or out-of-pocket expenses.


                 Fee table (% of average net assets)
                 ----------------------------------------------

                                                       Investor
                                                        Shares
                 ----------------------------------------------
                 Shareholder Fees                        None

                 Annual Operating Expenses (expenses
                  that are deducted from fund assets)
                 ----------------------------------------------
                 Management fee                          0.25
                 Distribution and Service (12b-1) fees   0.25
                 Other expenses/(a)/                     0.32
                 Total annual operating expenses         0.82
                 Fees waived/(b)/                        0.22

                 Net expenses                            0.60



(a)Restated to reflect current administration fees.


(b)The Advisor contractually agreed to limit the operating expenses of the Fund to 0.60% for the Investor Shares of its average daily net assets. This waiver extends through April 2007.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                Expenses on a $10,000 investment* ($)
                -----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                -----------------------------------------------
                Investor Shares   61     217     411     971



*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.



                                       BNY Hamilton U.S. Bond Market Index Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                       Year Ended December 31,
Investor Shares                                                          2004    2003  2002/1/
-----------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------
Net asset value at beginning of year                                   10.73    10.86  10.78
                                                                       -----    -----  ------
Gain from investment operations:
  Net investment income                                                 0.41     0.36   0.11
  Net realized and unrealized gain on investments                       0.01     0.01   0.09
                                                                       -----    -----  ------
  Total gain from investment operations                                 0.42     0.37   0.20
Dividends and distributions:
  Dividends from net investment income                                 (0.50)   (0.49) (0.11)
  Distributions from capital gains                                        --/4/ (0.01) (0.01)
                                                                       -----    -----  ------
  Total dividends and distributions                                    (0.50)   (0.50) (0.12)
                                                                       -----    -----  ------
Net asset value at end of year                                         10.65    10.73  10.86
                                                                       -----    -----  ------
Total investment return based on net asset value (%)/(a)/               4.00     3.46   2.00/2/

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                       92      108     19
Ratio of expenses (after reduction) to average net assets               0.60     0.60   0.58/3/
Ratio of expenses (before reduction) to average net assets              0.86     0.89   0.91/3/
Ratio of net investment income (after reduction) to average net assets  3.77     3.38   4.05/3/
Portfolio turnover rate                                                   73      131    149/3/


1 Investor Shares were first offered on 9/27/02.
2 Not annualized.
3 Annualized.

4 Less than $0.01 per share.


(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


BNY Hamilton U.S. Bond Market Index Fund

ACCOUNT POLICIES

Each Fund in this prospectus, except for the U.S. Bond Market Index Fund, is offered in three share classes--Class A, Class C and Institutional. The U.S. Bond Market Index Fund is offered in two share classes--Investor and Institutional. The Institutional Shares of each of these Funds is described in a separate prospectus. Institutional Shares are generally available only to institutions that invest over $1,000,000 or to investors who have specific asset management relationships with the Advisor. Information on the Institutional Shares of the Funds can be found in the BNY Hamilton Funds' Institutional Shares Prospectus.

The information below applies to each Share class offered by this prospectus.

DAILY NAV CALCULATION


Each Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) each day that the exchange is open (except that the Enhanced Income Fund will not calculate its NAV on days that the exchange is open but the Federal Reserve Bank of New York is closed for business due to holidays observed by the Federal Reserve Bank of New York that are not currently observed by the exchange (Columbus Day and Veterans Day)). When market prices are not available, the Funds will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors.


Purchase orders received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the NAV calculated at that day's close.

The Intermediate Investment Grade Fund, High Yield Fund and Enhanced Income Fund invest, or may invest, in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in these Funds may change on days when you will be unable to purchase or redeem shares.

SELECTING A CLASS

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but with higher annual fees and a CDSC.

Class A Shares may be appropriate for investors who prefer to pay the Fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon.

Class C Shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon. If you are purchasing $1 million or more, Class A Shares will always be more beneficial to you because of the reduction in Class A Shares' sales charges for purchases of this amount and lower annual fees applicable to Class A Shares. Even if you are purchasing Class C Shares in an amount of less than $1 million, you should consult your financial advisor because purchasing Class A Shares may be more beneficial given your circumstances. For example, if you are purchasing $100,000 of the High Yield Fund and intend to hold your Shares for four years or less, purchasing Class C would be more beneficial; if you intend to hold your Shares for more than four years, purchasing Class A would be more beneficial to you.

Investor Shares have no up front sales charge or sales charge upon the sale of an investor's shares. Only the Index Funds offer Investor Shares as an investment option.

                                                               Account Policies

DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees that you will pay as an investor in different share classes offered by the applicable Funds.

            Intermediate Government Fund, Intermediate
            Investment Grade Fund, High Yield Fund,
            Intermediate Tax-Exempt Fund, Intermediate
            New York Tax-Exempt Fund
                           Class A Shares        Class C Shares
            --------------------------------------------------------
            Sales Charge A front-end sales   No front-end sales
             (Load)      charge will be      charge. A 1%*
                         imposed on shares   contingent deferred
                         purchased,          sales charge (CDSC)
                         declining from      may be imposed on
                         4.25% as indicated  shares redeemed
                         below.              within 12 months
                                             after purchase.
            Distribution Subject to Annual   Subject to Annual
             (12b-1)     Distribution fee of Distribution and
                         up to 0.25% of the  Service fee of up to
                         average daily net   1.00% of the average
                         assets of the       daily net assets of the
                         applicable Fund.    applicable Fund.

         Reducing Class A's Initial Sales Charge:
         -------------------------------------------------------------

         Amount of             Sales Charge as      Sales Charge as
         Purchase           % of Offering Price** % of Amount Invested
         -------------------------------------------------------------
         Less than $50,000          4.25%                 4.44%
         $50,000 but less
          than $100,000             3.75%                 3.90%
         $100,000 but less
          than $250,000             3.25%                 3.36%
         $250,000 but less
          than $500,000             2.25%                 2.30%
         $500,000 but less
          than $1 million           1.50%                 1.52%
         $1 million or more         None***               None***

* As a percent of the lower of the purchase price or current market value. **The offering price is the amount you actually pay for Shares; it includes the initial sales charge.
***You pay no initial sales charge on purchases of $1 million or more of Class
   A Shares, but may pay a 1% CDSC if you redeem your shares within 12 months. The 12-month period begins on the first day following your purchase.

            Enhanced Income Fund
                           Class A Shares        Class C Shares
            --------------------------------------------------------
            Sales Charge A front-end sales   No front-end sales
             (Load)      charge will be      charge. A 1%*
                         imposed on shares   contingent deferred
                         purchased,          sales charge (CDSC)
                         declining from      may be imposed
                         1.50% as indicated  on shares redeemed
                         below.              within 12 months
                                             after purchase.
            Distribution Subject to Annual   Subject to Annual
             (12b-1)     Distribution fee of Distribution and
                         up to 0.25% of the  Service fee of up to
                         average daily net   1.00% of the average
                         assets of the       daily net assets of the
                         Enhanced Income     Enhanced Income
                         Fund.               Fund.

         Reducing Class A's Initial Sales Charge:
         -------------------------------------------------------------

         Amount of             Sales Charge as      Sales Charge as
         Purchase           % of Offering Price** % of Amount Invested
         -------------------------------------------------------------
         Less than
          $500,000                  1.50%                 1.52%
         $500,000 but less
          than $1 million           1.00%                 1.01%
         $1 million or more         None***               None***

* As a percent of the lower of the purchase price or current market value. **The offering price is the amount you actually pay for Shares; it includes the initial sales charge.
***You pay no initial sales charge on purchases of $1 million or more of Class
   A Shares, but may pay a 1% CDSC if you redeem your shares within 12 months. The 12-month period begins on the first day following your purchase.

               U.S. Bond Market Index Fund
                                          Investor Shares
               -------------------------------------------------
               Sales Charge (Load)  No front-end sales charge
                                    or contingent deferred sales
                                    charge (CDSC).
               Distribution (12b-1) Subject to Annual
                                    Distribution fee of up to
                                    0.25% of the average daily
                                    net assets of the applicable
                                    Fund.


Account Policies

Sales charges (load) Purchases of Class A Shares of the applicable Funds are subject to a front-end sales charge as a percent of the offering price of the shares. The offering price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. Certain purchases of Class A Shares may also be subject to a CDSC.


Class C Shares of the applicable Funds are not subject to a front-end sales charge, but investors may be subject to a CDSC. A CDSC, or contingent deferred sales charge, is applied at the time you redeem your shares. You will pay the CDSC only on shares you sell within a certain period of time after purchase. For purposes of calculating the CDSC, the start of the holding period is the first day after the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell Class C Shares, the applicable Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. The amount of any CDSC that you pay will be based on the lower of the purchase price or current market value (or, as to Fund shares acquired through an exchange, the cost of the Fund shares originally purchased for cash) (See "Notes on Exchanges" below). CDSCs are deducted from the amount of the redemption and paid to the Distributor.


Sales charge waivers Shareholders who held, as of January 26, 2004, Investor Shares of a Fund whose Investor Shares have been re-designated as Class A Shares will be grandfathered and, thus, exempt from paying sales charges on future purchases of the Shares of all Funds, so long as such shareholders own Shares of at least one Fund. In addition, sales charges may also be waived for employees of the Advisor or its affiliates and for investors who purchase shares in connection with 401(k) plans, 403(b) plans, and other employer-sponsored retirement plans. Further information on the categories of persons for whom sales charges may be waived can be found in the Statement of Additional Information. The Funds reserve the right to alter the terms of their sales charge waiver practices upon sixty days' notice to shareholders.

Sales charge reductions Reduced sales charges are available to shareholders making larger purchases. (See "Distribution Arrangements/Sales Charges" above). In addition, you may qualify for reduced sales charges under the following circumstances. To receive these benefits, you must notify the Transfer Agent or Distributor of any pertinent information concerning your eligibility at the time of purchase.

.. Letter of Intent. You inform the Funds in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

.. Right of Accumulation. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

.. Combination Privilege. Combine accounts of multiple Funds or accounts of immediate family household members (spouse and children under 21) and businesses owned by you as sole proprietorship to achieve reduced sales charges.

.. Concurrent Purchases. For purposes of qualifying for a reduced sales charge, investors have the privilege of:

(a)combining concurrent purchases of, and holdings in, shares of any of the BNY Hamilton Funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge ("Eligible Shares"); or

(b)combining concurrent purchase of shares of any Funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge ("Other Shares") with concurrent purchases of Eligible Shares.

   Investors are permitted to purchase Eligible Shares at the public offering price applicable to the total of (a) the dollar amount of the Eligible Shares and Other Shares then being purchased


                                                               Account Policies
   plus (b) an amount equal to the then-current net asset value of the purchaser's combined holdings of Eligible Shares.

.. Reinstatement Privilege. If you have sold shares and decide to reinvest in a Fund within a 90 day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed. A shareholder may exercise this privilege one time during any 12-month period. (See "Making Exchanges/Redeeming Shares").

Waiver of CDSC--Class C Shares The following circumstances qualify for waivers of Class C's CDSC:

.. Distributions following the death or disability of a shareholder.

.. Redemptions representing the minimum distribution from an IRA or other qualifying retirement plan.

.. Distributions of less than 12% of the annual account value under the Systematic Withdrawal Plan.

DISTRIBUTION (12b-1) PLAN

The Directors have adopted a 12b-1 distribution plan with respect to the Investor Shares, Class A Shares and Class C Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to 0.25%, 0.25% and 1.00% of the annual average daily net assets of Investor Shares, Class A Shares and Class C Shares, respectively. These fees are paid out of Fund assets on an ongoing basis, and over time, they could cost you more than paying other types of sales charges.

OPENING AN ACCOUNT

                 Minimum investment requirements
                 ----------------------------------------------

                                  Minimum     Minimum
                                  initial   continuing  Minimum
                 Account Type    investment investments balance
                 ----------------------------------------------
                 IRA               $  250      $ 25       N/A
                 Regular Account   $2,000*     $100*     $500
                 Automatic
                  Investment
                  Program          $  500      $ 50       N/A

*Employees and retirees of The Bank of New York and its affiliates, and employees of the administrator, distributor and their affiliates may open a regular account with $100 and make continuing investments of $25. Employees and retirees of The Bank of New York and its affiliates may also invest through payroll deduction. Call 800-426-9363 for details.


Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES

Open an account                                    Add to your investment
----------------------------------------------------------------------------------------------------------------

Mail
----------------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to the BNY Hamilton Funds,
check payable directly to the BNY Hamilton Funds,  Inc. to:
Inc. to:                                           BNY Hamilton Funds, Inc.
BNY Hamilton Funds, Inc.                           P.O. Box 182785
P.O. Box 182785                                    Columbus, OH 43218-2785
Columbus, OH 43218-2785                            If possible, include a tear-off payment stub from one of your
For all enrollment forms, call 1-800-426-9363      transaction confirmation statements.

Wire
----------------------------------------------------------------------------------------------------------------
The funds do not charge a fee for wire transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 1-800-426-9363 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your fund]                                  Attn: [your fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]

Dealer
----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

Automatic Investment Program
----------------------------------------------------------------------------------------------------------------
Automatic investments are withdrawn from your
bank account on a monthly or biweekly basis.
Make an initial investment of at least $500 by     Once you specify a dollar amount (minimum $50),
whatever method you choose. Be sure to fill in     investments are automatic.
the information required. in section 3e of your
new account application.
Your bank must be a member of the ACH (Automated   You can modify or terminate this service at any time by
Clearing House) system.                            mailing a notice to:
                                                   BNY Hamilton Funds
                                                   P.O. Box 182785
                                                   Columbus, OH 43218-2785

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.


Purchases by personal check Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. Additionally, bank starter checks are not accepted for the initial purchase into the Funds. In addition, if you redeem shares purchased by check or through the Automatic Investment Program, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.


Wire transactions The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

                                                               Account Policies

MAKING EXCHANGES/REDEEMING SHARES


To exchange shares between mutual funds            To redeem shares
(minimum $500)
-----------------------------------------------------------------------------------------------------------------

Phone
-----------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request or a check can be mailed to you at the address of record on the following business day.

Mail
-----------------------------------------------------------------------------------------------------------------
Your instructions should include:                  Your instructions should include:
.. your account number                              .your account number
.. names of the funds and number of shares or       .names of the funds and number of shares or dollar amount
  dollar amount you want to exchange.               you want to redeem.
                                                   A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send the proceeds to a different address or to different banking instructions that what is on file
                                                   .you have changed your account address within the last 10
                                                    days

Dealer
-----------------------------------------------------------------------------------------------------------------
Contact your broker-dealer.                        Contact your broker-dealer.

Systematic Withdrawal
-----------------------------------------------------------------------------------------------------------------
Requires $10,000 minimum fund balance              You can choose from several options for monthly, quarterly, semi-annual or annual withdrawals:
                                                   .declining balance
                                                   .fixed dollar amount
                                                   .fixed share quantity
                                                   .fixed percentage of your account
                                                   Call 1-800-426-9363 for details.

MAKING EXCHANGES/REDEEMING SHARES

As with purchase orders, redemption requests received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the offering price calculated at that day's close.


Minimum account balances If your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days, to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds. No CDSC will apply to the redemption and closure of your account under these circumstances.


Exchange minimums You may exchange shares of the same class between Funds, usually without paying additional sales charges or between Investor Shares of an Index Fund and Class A Shares of other Funds (See "Notes on Exchanges" below). From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another,

Account Policies
meaning that you are likely to generate a capital gain or loss when you make an exchange. Shares to be exchanged must have a value of at least $500. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

Reserved Rights The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Notes on Exchanges When exchanging from Class A Shares or Investor Shares of a Fund that has no sales charge or a lower sales charge to Class A Shares of a Fund with a higher sales charge, you will pay the difference.

If you exchange shares of the same class between Funds, the exchange will not be subject to any applicable CDSC. Exchanges between Class A Shares of a Fund and Investor Shares of an Index Fund will require you to pay any applicable CDSC upon exchange. If you exchange from a class of shares of a Fund with a CDSC into a class of shares of another Fund with a CDSC, the start of the holding period, for purposes of calculating the CDSC, is the first day after your first purchase was made. The start of the holding period does not restart from the time you make your exchange.

Redemptions In-Kind: The Funds reserve the right to make payment in securities rather than cash. This could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund's operations (for example, more than 1% of the Fund's net assets). If a Fund deems it advisable for the benefit of all shareholders, redemption in-kind will consist of securities equal in market value to your shares. When the shareholder converts these securities to cash, they will pay brokerage charges.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Each Fund pays dividends of net investment income, if any, approximately 10 calendar days before month end. Capital gains distributions, if any, are paid annually. The fixed income funds declare dividends of net investment income daily. Distributions are automatically paid in the form of additional fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash

.. change the way you currently receive distributions


                                                               Account Policies

Your taxable income is the same regardless of which option you choose.

            Type of Distribution        Applicable Federal Tax Rates
            --------------------------------------------------------
            "Qualified dividend income"    Capital gains rates
            from net investment income
            Other dividends from net       Ordinary income rates
            investment income
            Short-term capital gains       Ordinary income rates
            Long-term capital gains        Capital gains rates
            Tax-free dividends             Tax-free

None of the tax-exempt funds in this prospectus intends to invest in securities whose income is subject to the alternative minimum tax. These dividends may, however, be subject to state or local income taxes.

"Qualified Dividend Income" is income eligible for reduced rates of federal income tax as a result of recent changes to the tax law. The portion of net investment income that will be Qualified Dividend Income may vary from fund to fund and also from year to year. There are also minimum holding periods for fund shares before investors are eligible for the reduced rates.

Distributions from the fixed-income funds are expected to be primarily ordinary income from dividends. Distributions from the tax-exempt funds are expected to be primarily tax-exempt interest income. To the extent that a Fund makes distributions that are taxed as capital gains, such capital gains may be short- or long-term depending on how long the Fund held the asset being sold. Not all fixed income fund dividends will be qualified dividend income as defined above.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid Social Security or taxpayer identification number to the Funds may be subject to federal backup withholding tax.

Whenever you redeem or exchange shares, you are likely to generate a capital gain or loss, which will be short- or long-term depending on how long you held the shares.

If you invest in a Fund shortly before an expected taxable dividend or capital gain distribution, you may end up getting part of your investment back right away in the form of taxable income, and that dividend may not be eligible for the qualified dividend income rate.

You should consult your tax advisor about your own particular tax situation.




ABUSIVE TRADING



We do not permit market timing or other abusive trading practices in BNY Hamilton Funds. The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this prospectus.



Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt fund performance. The Board of Directors of the Funds have adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize harm to the Fund and its shareholders, we reserve the right to reject, in our sole discretion applied uniformly, any purchase order (including an exchange from another BNY Hamilton Fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the BNY Hamilton Funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.



On a daily basis, the Advisor will review transaction history reports and will identify all redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. In the event the Advisor identifies redemptions in excess of a specific threshold that is within 5 days of a purchase in the same account (or such multiple accounts), it will contact the Transfer Agent and the Transfer Agent will forward a report



Account Policies
containing the past 30 days of activity in the respective account. All redemptions meeting the criteria will be investigated for possible inappropriate trading.



On a monthly basis, the Advisor will issue a report to senior management that will indicate how many transactions were reviewed in that month, any suspicious activity that was identified, and the resolution of each situation identified, whether by not allowing the investor to make additional purchases (including exchanges from other Funds), by closing particular accounts and/or, if the Advisor believes that a broker-dealer is facilitating abusive activity, by refusing to take trades from that broker-dealer.



The policies and procedures are applied uniformly to all non-omnibus accounts. Certain accounts, however, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated would not be known by the Fund. Therefore, it becomes more difficult for us to identify market timing or other abusive trading activities in these accounts, and we may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. However, to the extent possible, the Funds will monitor aggregate trading in known omnibus accounts to attempt to identify abusive or disruptive trading, focusing on transactions in excess of $250,000. To the extent abusive or disruptive trading is identified, the Funds will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Funds would address such activity directly, if it were able to do so.



The Funds do not knowingly accommodate frequent purchases and redemptions of Fund shares by investors, except as provided under the Fund's policies with respect to known omnibus accounts.


INVESTMENT ADVISOR


The investment advisor of these Funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $96 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $104 billion in investments for institutions and individuals.



Seix Advisors ("Seix"), located at 300 Tice Boulevard, Woodcliff Lake, NJ 07677, is the sub-advisor for the High Yield Fund. Seix, which was established in 1992, manages over $23.3 billion in assets as of March 31, 2005. Seix is the fixed income division of Trusco Capital Management Inc., a subsidiary of Sun Trust Banks, Inc. Trusco manages more than $69.6 billion in assets as of March 31, 2005.



                                                               Account Policies

Advisor compensation The Advisor is responsible for all business activities and investment decisions for the Funds. In return for these services, each Fund pays the Advisor an annual fee. The following table shows the advisory fee rate paid for the fiscal year 2004.



               Fund                                      Fee
                                                      as a % of
                                                    average daily
                                                     net assets
                                                     (net of fee
                                                      waivers)
               --------------------------------------------------
               BNY Hamilton Enhanced Income Fund        0.08
               BNY Hamilton Intermediate Government
                Fund                                    0.36
               BNY Hamilton Intermediate Investment
                Grade Fund                              0.50
               BNY Hamilton Intermediate Tax-Exempt
                Fund                                    0.49
               BNY Hamilton Intermediate New York
                Tax-Exempt Fund                         0.33
               BNY Hamilton High Yield Fund             0.51
               BNY Hamilton U.S. Bond Market Index
                Fund                                    0.04


PORTFOLIO MANAGERS




The portfolio managers described below are primarily responsible for the day-to-day management of the Funds.


BNY Hamilton Enhanced Income Fund is managed by Thomas G. Bosh, CFA, who is a Vice President of the Advisor and has managed the Fund since its inception in 2002. Mr. Bosh has managed other short-term, fixed income portfolios since he joined the Advisor in 1992. He has 16 years of investment and pension-related experience. Before joining the Advisor, Mr. Bosh was a financial analyst for The Interpublic Group of Companies.

BNY Hamilton Intermediate Government Fund is managed by William D. Baird, who is a Vice President of the Advisor, specializing in government, mortgage-backed and asset-backed security analysis. He has managed the Fund since 1997. He joined the Advisor in 1993 and has been managing assets since 1981.

BNY Hamilton Intermediate Investment Grade Fund is managed by Patrick K. Byrne, who is a Vice President of the Advisor and who has managed the Fund since 2002. He joined the Advisor in 1996 as a Vice President and specializes in mortgage-backed security analysis.

BNY Hamilton Intermediate Tax-Exempt Fund is managed by Jeffrey B. Noss, who is a Vice President of the Advisor and who has managed the Fund since its inception in 1997. He has managed other tax- exempt portfolios for the Advisor's tax-exempt bond management division since 1987.

BNY Hamilton Intermediate New York Tax-Exempt Fund is managed by Colleen M. Frey, who is a Vice President of the Advisor and group head of the tax- exempt bond management division. She has managed the Fund since its inception in 1992 and joined the Advisor in 1967.


BNY Hamilton High Yield Fund is managed by Michael McEachern, CFA, who has been a Senior Portfolio Manager in charge of the high yield group of Seix from 1997 through the present. He has managed the Fund since its inception in 2003. Prior to joining Seix, Mr. McEachern was a Vice President of American General Corporation from 1994 to 1997, where he was responsible for all corporate (high yield and high grade) and mortgage-backed trading and management for $28 million in fixed income assets. From 1989 to 1994, Mr. McEachern was employed at Capital Holding Corporation, where he established the high yield bond division.



BNY Hamilton U.S. Bond Market Index Fund is managed by Mr. Baird since its inception in 2000.



The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Funds.





Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
[LOGO] BNY
HAMILTON
FUNDS
ADVISED BY THE BANK OF NEW YORK

For More Information

Annual and Semi-Annual Reports

These include commentary from the Fund managers on the market conditions and investment strategies that significantly affected the Fund's performance, detailed performance data, a complete inventory of the Funds' securities and a report from the Funds' auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.



Portfolio Holdings


The Funds will provide a full list of their holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and their top ten holdings 15 days or more after calendar quarter-end. A description of the funds' policies and procedures for disclosing their holdings is available in the Statement of Additional Information.


Statement of Additional Information (SAI)

The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

You can obtain these documents free of charge, make inquiries or request other information about the Funds by contacting your dealer or:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363


Information is also available from the SEC on the EDGAR database at www.sec.gov.



Copies of this information may be obtained by e-mail request to publicinfo@sec.gov, or by writing:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102



For information on the operation of the SEC's public reference room where documents may be viewed and copied, call: 1-202-942-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]

    BNY Hamilton Distributors, Inc., 3435 Stelzer Road, Columbus, OH 43219

                                                                 PU-AC-FI-04/05

[LOGO] BNY
HAMILTON

                                  PROSPECTUS


                                APRIL 29, 2005


                                    [GRAPHIC]









   ENHANCED INCOME FUND


   HIGH YIELD FUND


   INTERMEDIATE GOVERNMENT FUND

   INTERMEDIATE INVESTMENT GRADE FUND



   INTERMEDIATE NEW YORK TAX-EXEMPT FUND




   INTERMEDIATE TAX-EXEMPT FUND



   INTERNATIONAL EQUITY FUND



   LARGE CAP EQUITY FUND



   LARGE CAP GROWTH FUND



   LARGE CAP VALUE FUND





   MULTI-CAP EQUITY FUND


   S&P 500 INDEX FUND


   SMALL CAP CORE EQUITY FUND



   SMALL CAP GROWTH FUND


   U.S. BOND MARKET INDEX FUND

   INSTITUTIONAL SHARES


   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUNDS

 6  BNY Hamilton Enhanced Income Fund

12  BNY Hamilton High Yield Fund

16  BNY Hamilton Intermediate Government Fund

21  BNY Hamilton Intermediate Investment Grade Fund

26  BNY Hamilton Intermediate New York Tax-Exempt Fund

31  BNY Hamilton Intermediate Tax-Exempt Fund

36  BNY Hamilton International Equity Fund

41  BNY Hamilton Large Cap Equity Fund

46  BNY Hamilton Large Cap Growth Fund

51  BNY Hamilton Large Cap Value Fund

56  BNY Hamilton Multi-Cap Equity Fund

60  BNY Hamilton S&P 500 Index Fund

64  BNY Hamilton Small Cap Core Equity Fund

67  BNY Hamilton Small Cap Growth Fund

72  BNY Hamilton U.S. Bond Market Index Fund


ACCOUNT POLICIES

76  Daily NAV Calculation

77  Opening an Account/Purchasing Shares

78  Making Exchanges/Redeeming Shares

79  Distributions and Tax Considerations

80  Abusive Trading

81  Investment Advisor

82  Portfolio Managers


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS


 ENHANCED INCOME FUND



     CUSIP Number: 05561M598



 HIGH YIELD FUND



     CUSIP Number: 05561M556



 INTERMEDIATE GOVERNMENT FUND



     CUSIP Number: 05561M762



 INTERMEDIATE INVESTMENT GRADE FUND



     CUSIP Number: 05561M796



 INTERMEDIATE NEW YORK TAX-EXEMPT FUND



     CUSIP Number: 05561M754



 INTERMEDIATE TAX-EXEMPT FUND



     CUSIP Number: 05561M820



 INTERNATIONAL EQUITY FUND



     CUSIP Number: 05561M846


 LARGE CAP EQUITY FUND

     CUSIP Number: 05561M770


 LARGE CAP GROWTH FUND



     CUSIP Number: 05561M887


 LARGE CAP VALUE FUND

     CUSIP Number: 05561M689

 MULTI-CAP EQUITY FUND



     CUSIP Number: 05561M572



 S&P 500 INDEX FUND



     CUSIP Number: 05561M648



 SMALL CAP CORE EQUITY FUND



     CUSIP Number: 05561M374



 SMALL CAP GROWTH FUND



     CUSIP Number: 05561M861






 U.S. BOND MARKET INDEX FUND

     CUSIP Number: 05561M663

BNY HAMILTON

 ENHANCED INCOME FUND

INVESTMENT OBJECTIVE

Although not a money market fund, the Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing at least 80% of its Assets in investment-grade (securities rated Baa/BBB and above) fixed-income securities. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) The Fund's investments include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. dollar denominated debt securities and securities with debt-like characteristics of domestic and foreign issuers, including corporations, partnerships, trusts or similar entities, and sovereign or supranational entities (international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies). The Fund will invest no more than 25% of its assets in foreign securities and will invest in U.S. dollar-denominated securities only. The debt securities in which the Fund invests pay interest on either a fixed-rate or a variable-rate basis. The Fund also invests in mortgage-related securities, including collateralized mortgage obligations (CMOs), which are backed by pools of mortgages and are organized so that different classes of securities with different maturities and coupons are available, real estate mortgage investment conduits (REMICs) and asset-backed securities.

The Fund invests in the various types of mortgage-backed and asset-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher-yielding premium mortgage securities because of their lower prepayment risks.

The Fund may also invest in guaranteed investment contracts (GICs) issued by U.S. and Canadian insurance companies. In addition, the Fund may invest in tax-exempt municipal obligations when the yields on such obligations are higher than the yields on taxable investments.


The Fund will pursue its objective while attempting to minimize the Fund's share price fluctuation. Under normal market conditions, the Fund seeks to minimize its share price fluctuation by maintaining a portfolio with an average duration (measures price sensitivity to changes in interest rates) that is expected to be between three and thirteen months (an "ultra short") duration. The Advisor may shorten the Fund's duration below three months based on its interest rate outlook or adverse market conditions (e.g., if the Advisor anticipates interest rates will increase, it will generally shorten the Fund's duration). The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; protecting the value of portfolio securities and in order to maintain the Fund's ultra short duration. The maturity limit on any individual security in the Fund's portfolio will not be greater than five years. For


BNY Hamilton Enhanced Income Fund
purposes of mortgage- and asset-backed securities, the weighted average life will be used to determine the security's maturity.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change.

Issuers of bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments. The risk is magnified with lower-rated bonds.

When interest rates drop, holders of mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

At times, the Fund may invest in securities with longer durations, which may have more volatile prices and more interest rate risk.



To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

Although not a money market fund, the Fund is designed for investors who seek higher yields than money market funds generally offer and who are willing to accept some modest price fluctuation and increased credit risk in order to achieve that goal. Because its share price will vary, the Fund is not appropriate for investors whose primary objective is absolute stability of principal.


                                              BNY Hamilton Enhanced Income Fund

Investments in foreign securities involve additional risks. Transaction expenses are generally higher on foreign exchanges than in the U.S., which could affect performance. Furthermore, foreign taxes could also detract from performance. Some foreign companies do not adhere to uniform accounting principles, so publicly available financial information may be limited or misleading. Political and social unrest could also affect the performance of this Fund.

The portfolio manager's investment strategies may not work out as planned, and the Fund's performance could suffer.

Investments in the Fund are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

--------------------------------------------------------------------------------
Weighted Average Life:

If the Fund purchases a mortgage-backed or asset-backed security, the Fund will use such security's weighted-average life as a substitute for its final maturity. A security's weighted-average life is the average amount of time that will elapse from the date of the security's issuance or purchase until each dollar of principal is repaid to the investor.

The weighted-average life of a mortgage-backed or asset-backed security is only an estimate. The average amount of time that each dollar of principal is actually outstanding is influenced by, among other factors, the rate at which principal, both scheduled and unscheduled, is paid on the loans underlying the security, and the level of interest rates.

BNY Hamilton Enhanced Income Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns/1/
(%) as of 12/31/04
--------------------------------------------------------
                                    [CHART]


 2003   2004
 ----  ------
 1.86   0.76


Best Quarter: Q1 '03 +1.04   Worst Quarter: Q3 '03 -0.07


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


              Average annual total returns (%) as of 12/31/04*
              ----------------------------------------------------

                                                           Since
                                                  1 Year Inception
              ----------------------------------------------------
              Institutional Shares Return Before
               Taxes/1/                            0.76    1.59
              Institutional Shares Return After
               Taxes on Distributions/1/           0.14    0.87
              Institutional Shares Return After
               Taxes on Distributions and Sale of
               Fund Shares/1/                      0.49    0.93
              Lehman Brothers 9-12 Month
               Treasury Note Index (reflects no
               deduction for fees, expenses or
               taxes)/2,3/                         0.94    1.69
              Merrill Lynch US Dollar LIBOR
               3-Month Constant Maturity Index
               (reflects no deduction for fees,
               expenses or taxes)/3,4/             1.30    1.46


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------

1 Institutional Shares commenced operations on 5/1/02.

2 The Lehman Brothers 9-12 Month Treasury Note Index is an unmanaged index which includes aged U.S. Treasury notes and bonds with a remaining maturity from nine up to but not including twelve months; it excludes zero coupon strips.
3 Average annual total return since Fund inception as of 5/1/02.
4 The Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index is an unmanaged index of 3-month constant maturity dollar-denominated deposits derived from interest rates on the most recently available dollar-denominated deposits.

                                              BNY Hamilton Enhanced Income Fund

FEES AND EXPENSES

The following table outlines the estimated fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


               Fee table (% of average net assets)
               --------------------------------------------------

                                                    Institutional
                                                       Shares
               --------------------------------------------------
               Shareholder Fees                         None

               Annual Operating Expenses (expenses
                that are deducted from fund assets)
               --------------------------------------------------
               Management fee                           0.10
               Distribution (12b-1 fees)                None
               Other expenses/(a)/                      0.17

               Total annual operating expenses          0.27

               Fees waived/(b)/                         0.02

               Net expenses                             0.25



(a)Restated to reflect current administration fees.


(b)The Advisor has contractually agreed to limit the Fund's operating expenses for Institutional Shares to 0.25% based on average daily net assets. This waiver extends through April 2007.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   26     83      148     339



*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses and redemption of all shares at the end of the period indicated. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.



BNY Hamilton Enhanced Income Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                         Year Ended December 31,
Institutional Shares                                                     2004     2003    2002/1/
---------------------------------------------------------------------------------------------------

Per-Share Data ($)
---------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                      2.00     2.00     2.00
                                                                       -------  -------  -------
Gain from investment operations:
  Net investment income                                                   0.03     0.03     0.03
  Net realized and unrealized gain on investments                        (0.02)    0.01       --
                                                                       -------  -------  -------
  Total gain from investment operations                                   0.01     0.04     0.03
Dividends:
  Dividends from net investment income                                   (0.03)   (0.04)   (0.03)
                                                                       -------  -------  -------
Net asset value at end of year                                            1.98     2.00     2.00
                                                                       -------  -------  -------
Total investment return based on net asset value (%)/(a)/                 0.76     1.86     1.63/2/

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    324,670  426,475  230,467
Ratio of expenses (after reduction) to average net assets                 0.25     0.25     0.25/3/
Ratio of expenses (before reduction) to average net assets                0.27     0.29     0.38/3/
Ratio of net investment income (after reduction) to average net assets    1.51     1.56     1.97/3/
Portfolio turnover rate                                                    105       87       40/2/


1 Institutional Shares were first offered on 5/1/02.
2 Not annualized.
3 Annualized.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


                                              BNY Hamilton Enhanced Income Fund

BNY HAMILTON

 HIGH YIELD FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with a high level of current income and, secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing at least 80% of its Assets in U.S. dollar denominated high yield fixed-income securities. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) High yield bonds (commonly known as "junk bonds") are those securities that are rated below BBB by Standard & Poor's Corporation ("S&P") and below Baa by Moody's Investors Service, Inc. ("Moody's").

Due to the complexity of the bond market, the advisors use financial investment techniques that were developed internally to attempt to identify value and adequately control risk for the Fund.


The Fund's construction is generally determined through a research driven process designed to identify value areas within the high yield market. Although the Fund may invest in securities rated as low as C, in deciding which bonds to buy and sell, the portfolio manager will emphasize securities that are within the targeted segment of the high yield market, BB/B. The Fund generally will focus on investments that have the following characteristics:


.. industries that have strong fundamentals;

.. companies that have good business prospects and increasing credit strength;
  and

.. companies that have stable or growing cash flows and effective management.

The Fund may invest in bonds of any maturity and does not expect to target any specific range of maturity.

The Fund may invest up to 20% of its assets in non-high yield securities, such as investment-grade bonds, obligations of domestic banks, obligations backed by the full faith and credit of the United States, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and government-sponsored enterprises (GSEs). The Fund's investments include U.S. dollar denominated debt securities and securities with debt-like characteristics of domestic and foreign issuers, including corporations, partnerships, trusts or similar entities, and sovereign or supranational entities (international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies). The Fund will invest no more than 25% of its assets in foreign securities and will invest in U.S. dollar denominated securities only. The debt securities in which the Fund invests pay interest on either a fixed-rate or a variable-rate basis. The Fund also invests in mortgage-related securities, including collateralized mortgage obligations (CMOs), which are backed by pools of mortgages and are organized so that different classes of securities with different maturities and coupons are available, real estate mortgage investment conduits (REMICs) and asset-backed securities.

The Fund invests in the various types of mortgage-backed and asset-backed securities based on an evaluation of relative yields and prepayment risks, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher yielding premium mortgage securities because of their lower prepayment risks.

BNY Hamilton High Yield Fund

The Fund may also invest in guaranteed investment contracts (GICs) issued by U.S. and Canadian insurance companies. In addition, the Fund may invest in tax-exempt municipal obligations when the yields on such obligations are higher than the yields on taxable investments.

The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and protecting the value of portfolio securities.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change.

Issuers of corporate bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments. Debt securities are subject to credit risk. The risk is magnified with lower rated bonds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

Further, high yield bonds or "junk bonds" are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment, and subject the Fund to higher management risk, than is generally the case with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.

When interest rates drop, issuers of high yield bonds and holders of mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, issuers of high yield bonds and mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the advisors' incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

Investments in foreign securities involve additional risks. Transaction expenses are generally higher on foreign exchanges than in the U.S., which could affect performance. Furthermore, foreign taxes could also detract from performance. Some foreign companies do not adhere to uniform accounting principles, so publicly available financial information may be limited or misleading. Political and social unrest could also affect the performance of this Fund.

The portfolio manager's investment strategies may not work out as planned, and the Fund's performance could suffer.

Investments in the Fund are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.


                                                   BNY Hamilton High Yield Fund

PAST PERFORMANCE


The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.



Institutional Shares annual total returns/1/ (%) as of
12/31/04
-------------------------------------------------------
                         [CHART]

                          2004
                         -----
                          8.08
Best Quarter: Q3 '04 +4.63  Worst Quarter: Q2 '04 -1.49



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



            Average Annual Total Returns as of 12/31/04*
            --------------------------------------------------------

                                                             Since
                                                    1 Year Inception
            --------------------------------------------------------
            Institutional Shares Return Before
             Taxes                                   8.08     8.77
            Institutional Shares Return After Taxes
             on Distributions/1/                     5.62     6.39
            Institutional Shares Return After Taxes
             on Distributions and Sale of Fund
             Shares/1/                               5.18     6.07
            Merrill Lynch BB-B Non-Distressed
             Index (reflects no deduction for fees,
             expenses or taxes)/2,3/                 9.84    11.93


*Assumptions: All dividends and distributions reinvested.


FEES AND EXPENSES

The following table outlines the estimated fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets and are reflected in the total return.


               Fee table (% of average net assets)
               --------------------------------------------------

                                                    Institutional
                                                       Shares
               --------------------------------------------------
               Shareholder Fees                         None

               Annual Operating Expenses (expenses
                that are deducted from fund assets)
               --------------------------------------------------
               Management fee                           0.60
               Distribution (12b-1 fees)                None
               Other expenses/(a)/                      0.35

               Total annual operating expenses          0.95
               Fees waived/(b)/                         0.06

               Net expenses                             0.89



(a)Restated to reflect current administration fees.


 (b)The Advisor has contractually agreed to limit the operating expenses of the Institutional Shares of the Fund to 0.89% of its average daily net assets. This waiver extends through April 2007.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   91     290     513    1,155



* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses and redemption of all shares at the end of the period indicated. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.


--------------------------------------------------------------------------------

1Institutional Shares commenced operations on 5/1/03.


2Average annual return since 5/1/03.


3The Merrill Lynch BB-B Non-Distressed Index is an unmanaged index of BB and B rated corporate bonds.


BNY Hamilton High Yield Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception on May 1, 2003. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                       Year Ended December 31,
Institutional Shares                                                     2004      2003/1/
----------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------
Net asset value at beginning of period                                   10.23      10.00
                                                                       ---------  ---------
Gain from investment operations:
  Net investment income                                                   0.59       0.36
  Net realized and unrealized gain on investments                         0.20       0.25
                                                                       ---------  ---------
  Total gain from investment operations                                   0.79       0.61
                                                                       ---------  ---------
Dividends and distributions:
  Dividends from net investment income                                   (0.67)     (0.38)
  Distributions from capital gains                                       --/4/         --
                                                                       ---------  ---------
  Total dividends and distributions                                      (0.67)     (0.38)
                                                                       ---------  ---------
Net asset value at end of period                                         10.35      10.23
                                                                       ---------  ---------
Total investment return based on net asset value (%)/(a)/                 8.08       6.47/2/

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                                  166,587    102,701
Ratio of expenses (after reduction) to average net assets                 0.89       0.89/3/
Ratio of expenses (before reduction) to average net assets                0.96       1.22/3/
Ratio of net investment income (after reduction) to average net assets    5.75       5.69/3/
Portfolio turnover rate                                                     72         42/2/



1 Institutional Shares commenced operations on 5/1/03.

2 Not annualized.
3 Annualized.

4 Less than $0.01 per share.


(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


                                                   BNY Hamilton High Yield Fund

BNY HAMILTON

 INTERMEDIATE GOVERNMENT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and minimal credit risk.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing primarily in debt obligations issued or guaranteed by the U.S. government or its agencies. Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

In investing the Fund's assets, an analysis of economic trends, particularly interest rate movements and yield spreads, is used to determine which types of securities offer the best investment opportunities. This analysis takes place on several levels. The Fund allocates broadly between direct agency debt obligations, agency mortgage-backed securities, and U.S. Treasuries.

The Fund invests in the various types of mortgage-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher-yielding premium mortgage securities because of their lower prepayment risk.

The Fund also invests in collateralized mortgage obligations, or CMOs, which are backed by pools of mortgages and are organized so that different classes of securities with different maturities and coupons are available.

In selecting individual securities, the portfolio manager uses models to evaluate probable yields over time and prepayment risk, among other factors. The Fund attempts to manage interest rate risk by adjusting its duration. The Fund may invest in bonds of any duration and does not expect to target any specific range of duration. Duration is measured in years, like maturity, and it is a more accurate gauge of a bond's sensitivity to interest rate change because it takes additional significant factors, including prepayment risk, into account.

Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in debt obligations issued or guaranteed by the U.S. government or its agencies. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the

BNY Hamilton Intermediate Government Fund duration of a bond, the more sharply its value will rise or fall in response to an interest rate change.

When interest rates drop, holders of the mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

In periods of market uncertainty, some of the portfolio's securities could be difficult to sell at a price that is beneficial to the Fund.

The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

The Fund has low exposure to credit risk because most of its securities are backed by the full faith and credit of the U.S. government or guaranteed by one of its agencies. These guarantees, however, do not prevent shares of the Fund from falling in value. Further, indebtedness of certain of these agencies, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), are not entitled to the full faith and credit of the United States and are thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Though not likely, it is possible that issuers of bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Mortgage-backed Securities and CMOs

Pass-through mortgage-backed securities represent a direct ownership interest in a pool of mortgage loans.

Collateralized mortgage obligations (CMOs) are backed by pools of pass-throughs or mortgage loans. CMO issuers organize the cash flow from the underlying securities into classes, or tranches, with widely different maturities and payment schedules. These securities are often fully collateralized by U.S. government agency securities such as Fannie Mae (FNMA) and Ginnie Mae (GNMA), though they may be issued by private firms.

                                      BNY Hamilton Intermediate Government Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns/1/
(%) as of 12/31/04
------------------------------------------------------------------------------
                                    [CHART]

 1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 15.40   3.16    7.85    7.49    -0.73   11.03   6.99    10.39   1.86    3.18
Best Quarter: Q2 '95 +5.48    Worst Quarter: Q2 '04 -2.20


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


              Average annual total returns (%) as of 12/31/04*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares Return
               Before Taxes/1/              3.18   6.63     6.56
              Institutional Shares Return
               After Taxes on
               Distributions/1/             1.60   4.68     4.42
              Institutional Shares Return
               After Taxes on
               Distributions and Sale of
               Fund Shares/1/               2.05   4.47     4.29
              Lehman Intermediate
               Government Index
               (reflects no deduction for
               fees, expenses or taxes)/2/  2.31   6.56     6.75


* Assumptions: All dividends and distributions reinvested.
--------------------------------------------------------------------------------
1 Before 4/1/97, when Institutional Shares were first offered, performance figures are based on the performance of Class A Shares (formerly, Investor Shares) of the Intermediate Government Fund.
2 The Lehman Brothers Intermediate Government Index is an unmanaged index of intermediate-term government bonds.
BNY Hamilton Intermediate Government Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


               Fee table (% of average net assets)
               --------------------------------------------------

                                                    Institutional
                                                       Shares
               --------------------------------------------------
               Shareholder Fees                         None

               Annual Operating Expenses (expenses
                that are deducted from fund assets)
               --------------------------------------------------
               Management fee                           0.50
               Distribution (12b-1) fees                None
               Other expenses/(a)/                      0.33

               Total annual operating expenses          0.83

               Fees waived/(b)/                         0.18

               Net expenses                             0.65



(a)Restated to reflect current administration fees.


(b)The Advisor contractually agreed to limit the Fund's operating expenses for Institutional Shares to 0.65% based on average daily net assets. This waiver extends through April 2007.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   66     228     424     991



* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waivers/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.



                                      BNY Hamilton Intermediate Government Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                                Year Ended December 31,
Institutional Shares                                                     2004     2003     2002   2001/1/  2000
-----------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                     10.28    10.51     9.99    9.85    9.41
                                                                       -------  -------  -------  ------  ------
Gain (loss) from investment operations:
  Net investment income                                                   0.37     0.35     0.46    0.51    0.56
  Net realized and unrealized gain (loss) on investments                 (0.05)   (0.16)    0.55    0.17    0.44
                                                                       -------  -------  -------  ------  ------
  Total gain (loss) from investment operations                            0.32     0.19     1.01    0.68    1.00
Dividends:
  Dividends from net investment income                                   (0.45)   (0.42)   (0.49)  (0.54)  (0.56)
                                                                       -------  -------  -------  ------  ------
Net asset value at end of year                                           10.15    10.28    10.51    9.99    9.85
                                                                       -------  -------  -------  ------  ------
Total investment return based on net asset value (%)/(a)/                 3.18     1.86    10.39    6.99   11.03

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    111,963  112,584  116,056  86,160  75,533
Ratio of expenses (after reduction) to average net assets                 0.72     0.79     0.79    0.79    0.79
Ratio of expenses (before reduction) to average net assets                0.86     0.89     0.89    0.93    0.94
Ratio of net investment income (after reduction) to average net assets    3.65     3.39     4.45    5.15    5.92
Portfolio turnover rate                                                      8       87       41      44      10


1 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.35% to 5.15%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


BNY Hamilton Intermediate Government Fund

BNY HAMILTON

 INTERMEDIATE INVESTMENT GRADE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing primarily in investment-grade debt obligations, which are securities rated Baa/BBB and above, as well as their unrated equivalents. The Fund may invest in securities issued or guaranteed by:

.. U.S. and foreign corporations

.. the U.S. government or its agencies

Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

In investing the Fund's assets, an analysis of economic trends--including rate projections, inflation trends, and corporate profit outlook--is used to determine how the Fund should allocate its investments among the sectors above. The Fund has tended to emphasize corporate bonds.

In the corporate bond portion of the portfolio, the Fund is diversified across market sectors but may emphasize different sectors. In selecting individual corporate bonds, the portfolio manager considers the bond's structure, maturity and yield in light of the company's current financial health, competitive position and future prospects. The Fund may achieve its average maturity by investing primarily in intermediate-term bonds, or it may use a "barbell" strategy and invest in short-term and longer-term bonds.

In the U.S. government portion of the portfolio, the Fund allocates broadly between U.S. Treasury obligations and agency issuers based on an evaluation of relative yields.


The Fund attempts to manage interest rate risk by adjusting its duration. The Fund may invest in bonds of any duration and does not expect to target any specific range of duration. Duration is measured in years, like maturity, and it is a more accurate gauge of a bond's sensitivity to interest rate change because it takes additional significant factors, including prepayment risk, into account. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices. Under normal circumstances, the Fund will invest at least 80% of its Assets in investment-grade debt obligations as well as unrated securities considered by the portfolio manager to be of comparable quality. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) The Fund is permitted to invest in mortgage-backed securities, foreign securities and non-investment grade debt obligations.


As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

                                BNY Hamilton Intermediate Investment Grade Fund

MAIN INVESTMENT RISKS

Issuers of corporate bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments. This risk is magnified with lower-rated bonds.

The value of debt securities is most affected by interest rates. When interest rates rise, bond prices generally fall in proportion to their maturity.

When interest rates drop, holders of the mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

Investments in non-investment grade bonds involve additional risks. High yield bonds or "junk bonds" are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment, and subject the Fund to higher management risk, than is generally the case with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.

The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell for a price that is beneficial to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Understanding Intermediate-Term Bonds:

The market value of a bond is influenced by two variables: maturity and interest rates. The relationship between these variables can be described as a risk curve. The risk curve for bonds typically has a positive slope, meaning that short maturities provide the greatest price stability and longer maturities carry increasingly higher risks of price volatility in response to interest rate changes.

The Fund invests primarily in intermediate-term bonds, which occupy a middle ground, offering moderate price stability and current income.

BNY Hamilton Intermediate Investment Grade Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns/1/
(%) as of 12/31/04
-------------------------------------------------------------------------
                              [CHART]

 1995   1996   1997   1998    1999    2000   2001   2002    2003    2004
------  -----  -----  -----  -------  -----  -----  -----  ------  ------
18.69   1.82   8.18   8.56   -1.47    9.37   7.21   8.08    3.43    3.91

Best Quarter: Q2 '95 +6.28  Worst Quarter: Q1 '96 -2.90


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


              Average annual total returns (%) as of 12/31/04*
              ---------------------------------------------------

                                          1 Year 5 Years 10 Years
              ---------------------------------------------------
              Institutional Shares Return
               Before Taxes/1/             3.91   6.38     6.66
              Institutional Shares Return
               After Taxes on
               Distributions/1/            2.42   4.31     4.90
              Institutional Shares Return
               After Taxes on
               Distributions and Sale of
               Fund Shares/1/              2.55   4.20     4.68
              Lehman Intermediate Gov't/
               Credit Index (reflects no
               deduction for fees,
               expenses or taxes)/2/       3.04   7.20     7.15


* Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 For Institutional Shares before 4/1/97 (when the Fund's Institutional Shares were first registered), performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the Fund. Although the figures have been adjusted to attempt to reflect expenses associated with the Fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the additional restrictions imposed on mutual funds, including the Fund.
2 The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index of intermediate-term U.S. government and corporate bonds.

                                BNY Hamilton Intermediate Investment Grade Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


               Fee table (% of average net assets)
               --------------------------------------------------

                                                    Institutional
                                                       Shares
               --------------------------------------------------
               Shareholder Fees                         None

               Annual Operating Expenses (expenses
                that are deducted from fund assets)
               --------------------------------------------------
               Management fee                           0.50
               Distribution (12b-1) fees                None
               Other expenses/(a)/                      0.19

               Total annual operating expenses          0.69



(a)Restated to reflect current administration fees.



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   70     221     384     859


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses.


BNY Hamilton Intermediate Investment Grade Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                      Year Ended December 31,
Institutional Shares                                          2004     2003     2002   2001/1/    2000
--------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                          10.29    10.51    10.24    10.12     9.84
                                                            -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment income                                        0.37     0.37     0.52     0.58     0.61
  Net realized and unrealized gain (loss) on investments       0.03    (0.02)    0.28     0.14     0.28
                                                            -------  -------  -------  -------  -------
  Total gain (loss) from investment operations                 0.40     0.35     0.80     0.72     0.89
Dividends and distributions:
  Dividends from net investment income                        (0.42)   (0.45)   (0.53)   (0.60)   (0.61)
  Distributions from capital gains                            (0.02)   (0.12)      --       --       --
                                                            -------  -------  -------  -------  -------
  Total dividends and distributions                           (0.44)   (0.57)   (0.53)   (0.60)   (0.61)
                                                            -------  -------  -------  -------  -------
Net asset value at end of year                                10.25    10.29    10.51    10.24    10.12
                                                            -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(a)/      3.91     3.43     8.08     7.21     9.37

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                         460,684  462,005  472,896  436,985  415,608
Ratio of expenses (after reduction) to average net assets      0.73     0.79     0.79     0.78     0.79
Ratio of expenses (before reduction) to average net assets     0.73     0.79     0.80     0.79     0.79
Ratio of net investment income (after reduction) to average
 net assets                                                    3.58     3.57     5.02     5.69     6.18
Portfolio turnover rate                                          72      110       98      106       76


1 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.80% to 5.69%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


                                BNY Hamilton Intermediate Investment Grade Fund

BNY HAMILTON

 INTERMEDIATE NEW YORK TAX-EXEMPT FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide income that is exempt from federal, New York State and New York City income taxes while maintaining relative stability of principal.

PRINCIPAL INVESTMENT STRATEGY

In pursuing its objective, the Fund, as a fundamental policy, may not invest less than 80% of its Assets in bonds and notes that are exempt from federal, New York State and New York City income taxes. "Assets" means net assets plus the amount of borrowings for investment purposes. These bonds and notes are also exempt from the federal alternative minimum tax. The Fund may invest in securities issued by New York State and the Commonwealth of Puerto Rico, including all of their municipalities and agencies. Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

The Fund invests in a diversified portfolio of investment-grade municipal obligations which are securities rated Baa/BBB and above, as well as their unrated equivalents. Before any security is added to the Fund, it is thoroughly evaluated for both quality and potential return. The portfolio manager relies on internal credit research to evaluate specific municipal issuers' ability and willingness to pay principal and interest to bond holders. Bonds are chosen based on this analysis rather than on any private insurance features. The Fund invests in general obligation bonds, which are secured by their issuers' full faith and credit, and revenue bonds, which are secured by specific revenue streams such as toll collections or proceeds of a special tax.

The Fund may invest in bonds of any maturity. Within the intermediate-term range, the maturity length of the portfolio and structure of the individual bonds held are based on the Advisor's views on the direction of interest rates.

The Fund normally expects to be fully invested in tax-exempt securities, but it is permitted to invest up to 20% of its net assets in fixed-income securities that are subject to federal, state and local taxes. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices. In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade short-term securities such as U.S. Treasury obligations. In these cases, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the maturity of a bond, the more sharply its value is likely to rise or fall in response to an interest rate change.

Because the Fund invests primarily in New York issuers, its performance is affected by local, state and regional factors. These may include economic or policy changes, erosion of the tax base, the legacy of the grave financial difficulties experienced by New York City and the state as a whole in the 1970s. State legislative changes, especially those regarding taxes, could also affect performance.

BNY Hamilton Intermediate New York Tax-Exempt Fund

Any debt securities held by the Fund could be downgraded in credit rating or go into default. A revenue bond in the Fund's portfolio could default if its underlying revenue stream fails. This could happen even while the issuer remains solvent.

The Fund is non-diversified and may invest more than 5% of its assets in securities of a single issuer. If the Fund invests heavily in a single issuer, its overall performance could be linked more closely to the performance of that issuer than to the municipal bond market as a whole.

The portfolio manager's strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price that is beneficial to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                             BNY Hamilton Intermediate New York Tax-Exempt Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns/1/
(%) as of 12/31/04
------------------------------------------------------------------------------
                                    [CHART]

 1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
12.08    3.47    6.39    5.30   -1.35    8.66    4.77    8.79    3.71    2.35


Best Quarter: Q1 '95 +5.00   Worst Quarter: Q2 '99 -1.87


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


              Average annual total returns (%) as of 12/31/04*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares Return
               Before Taxes/1/              2.35   5.64     5.36
              Institutional Shares Return
               After Taxes on
               Distributions/1/             2.32   5.56     5.32
              Institutional Shares Return
               After Taxes on
               Distributions and Sale of
               Fund Shares/1/               2.70   5.37     5.18
              Lehman 5 Year G.O.
               Municipal Bond Index
               (reflects no deduction for
               fees, expenses or taxes)/2/  2.95   5.94     5.87


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 Before 4/1/97, when Institutional Shares were first offered, performance figures are based on the performance of Class A Shares (formerly, Investor Shares) of the Intermediate New York Tax-Exempt Fund.
2 The Lehman Brothers 5 Year General Obligation Municipal Bond Index is an unmanaged index of intermediate-term general obligation municipal bonds.

BNY Hamilton Intermediate New York Tax-Exempt Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


               Fee table (% of average net assets)
               --------------------------------------------------

                                                    Institutional
                                                       Shares
               --------------------------------------------------
               Shareholder Fees                         None

               Annual Operating Expenses (expenses
                that are deducted from fund assets)
               --------------------------------------------------
               Management fee                           0.50
               Distribution (12b-1) fees                None
               Other expenses/(a)/                      0.32

               Total annual operating expenses          0.82

               Fees waived/(b)/                         0.23

               Net expenses                             0.59



(a)Restated to reflect current administration fees.


(b)The Advisor contractually agreed to limit the Fund's operating expenses for Institutional Shares to 0.59% based on average daily net assets. This waiver extends through April 2007.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   60     215     409     970



* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waivers/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.



                             BNY Hamilton Intermediate New York Tax-Exempt Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                        Year Ended December 31,
Institutional Shares                                             2004    2003    2002   2001/1/  2000
-------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                             11.00   11.02   10.55   10.54   10.10
                                                                ------  ------  ------  ------  ------
Gain (loss) from investment operations:
  Net investment income                                           0.35    0.37    0.39    0.41    0.41
  Net realized and unrealized gain (loss) on investments         (0.08)   0.03    0.52    0.09    0.44
                                                                ------  ------  ------  ------  ------
  Total gain (loss) from investment operations                    0.27    0.40    0.91    0.50    0.85
Dividends and distributions:
  Dividends from net investment income                           (0.35)  (0.37)  (0.40)  (0.41)  (0.41)
  Distributions from capital gains                               (0.03)  (0.05)  (0.04)  (0.08)     --
                                                                ------  ------  ------  ------  ------
  Total dividends and distributions                              (0.38)  (0.42)  (0.44)  (0.49)  (0.41)
                                                                ------  ------  ------  ------  ------
Net asset value at end of year                                   10.89   11.00   11.02   10.55   10.54
                                                                ------  ------  ------  ------  ------
Total investment return based on net asset value (%)/(a)/         2.35    3.71    8.79    4.77    8.66

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             88,706  72,127  55,992  44,164  33,202
Ratio of expenses (after reduction) to average net assets         0.68    0.79    0.79    0.79    0.79
Ratio of expenses (before reduction) to average net assets        0.85    0.93    0.97    1.10    1.06
Ratio of net investment income (after reduction) to average net
 assets                                                           3.19    3.39    3.58    3.83    4.05
Portfolio turnover rate                                             11      10      13      17      16


1 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was an increase to the ratio of net investment income to average net assets from 3.80% to 3.83%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


BNY Hamilton Intermediate New York Tax-Exempt Fund

BNY HAMILTON

 INTERMEDIATE TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide income that is exempt from federal income taxes while maintaining relative stability of principal.

PRINCIPAL INVESTMENT STRATEGY

In pursuing its objective, the Fund, as a fundamental policy, may not invest less than 80% of its Assets in debt obligations that are exempt from federal income tax. "Assets" means net assets plus the amount of borrowings for investment purposes. These obligations are also exempt from the federal alternative minimum tax. Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

The Fund invests in a diversified portfolio of investment-grade municipal obligations issued by U.S. states, territories and municipalities. Before any security is added to the Fund, it is thoroughly evaluated for both quality and potential return. The portfolio manager relies on internal credit research to evaluate specific municipal issuers' ability and willingness to pay principal and interest to bondholders. Bonds are chosen based on this analysis rather than on any private insurance features. The Fund invests in general obligation bonds, which are secured by their issuers' full faith and credit, and revenue bonds, which are secured by specific revenue streams such as toll collections or proceeds of a special tax.

The Fund may invest in bonds of any maturity. Within the intermediate-term range, the maturity length of the portfolio and structure of the individual bonds held are based on the Advisor's views on the direction of interest rates.

The Fund normally expects to be fully invested in tax-exempt securities, but it is permitted to invest up to 20% of its net assets in fixed-income securities that are subject to federal, state and local taxes. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices. In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade short-term securities such as U.S. Treasury obligations. In these cases, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the maturity of a bond, the more sharply its value is likely to rise or fall in response to interest rate change.

This Fund's performance is affected by a variety of factors in the cities, states and regions in which it invests. These may include economic or policy changes, erosion of the tax base, state legislative changes, especially those regarding taxes.

                                      BNY Hamilton Intermediate Tax-Exempt Fund

Any debt securities held by the Fund could be downgraded in credit rating or go into default. A revenue bond in the Fund's portfolio could default if its underlying revenue stream fails. This could happen even while the bond issuer remains solvent.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell for a price that is beneficial to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
About Municipal Securities


The Fund invests in state and local governments and their agencies, which have collectively issued $1.3 trillion worth of bonds for schools, roads, hospitals, utilities and major public works such as airports. New York is the largest state issuer with approximately 10% of the outstanding debt.
Interest on municipal bonds was exempted from federal income tax when the code was first adopted in 1913.

BNY Hamilton Intermediate Tax-Exempt Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns/1/
(%) as of 12/31/04
------------------------------------------------------------------------
                          [CHART]

 1995    1996   1997   1998  1999    2000   2001   2002    2003    2004
------  -----  -----  -----  ------  -----  -----  -----  ------  ------
11.45   3.69   6.09   5.37   -2.06   9.30   4.58   9.24    3.65    2.23

Best Quarter: Q1 '95 +4.64    Worst Quarter: Q2 '99 -2.31


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


              Average annual total returns (%) as of 12/31/04*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares Return
               Before Taxes/1/              2.23   5.76     5.29
              Institutional Shares Return
               After Taxes on
               Distributions/1/             2.09   5.60     5.14
              Institutional Shares Return
               After Taxes on
               Distributions and Sale of
               Fund Shares/1/               2.71   5.47     4.99
              Lehman 5 Year G.O.
               Municipal Bond Index
               (reflects no deduction for
               fees, expenses or taxes)/2/  2.95   5.94     5.87


*Assumptions: All dividends and distributions reinvested.
--------------------------------------------------------------------------------
1 For Institutional Shares before 4/1/97 (when the Fund's Institutional Shares were first registered), performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the Fund. Although the figures have been adjusted to attempt to reflect expenses associated with the Fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the extra restrictions imposed on mutual funds, including the Fund.
2 The Lehman Brothers 5 Year General Obligation Municipal Bond Index is an unmanaged-index of intermediate-term general obligation municipal bonds.

                                      BNY Hamilton Intermediate Tax-Exempt Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


               Fee table (% of average net assets)
               --------------------------------------------------

                                                    Institutional
                                                       Shares
               --------------------------------------------------
               Shareholder Fees                         None

               Annual Operating Expenses (expenses
                that are deducted from fund assets)
               --------------------------------------------------
               Management fee                           0.50
               Distribution (12b-1) fees                None
               Other expenses/(a)/                      0.24

               Total annual operating expenses          0.74



(a)Restated to reflect current administration fees.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   76     237     411     918



*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses.



BNY Hamilton Intermediate Tax-Exempt Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                          Year Ended December 31,
Institutional Shares                                              2004     2003     2002   2001/1/    2000
------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                              10.28    10.45    10.02    10.01     9.54
                                                                -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment income                                            0.32     0.34     0.38     0.40     0.40
  Net realized and unrealized gain (loss) on investments          (0.09)    0.04     0.53     0.06     0.47
                                                                -------  -------  -------  -------  -------
  Total gain (loss) from investment operations                     0.23     0.38     0.91     0.46     0.87
Dividends and distributions:
  Dividends from net investment income                            (0.32)   (0.35)   (0.38)   (0.40)   (0.40)
  Distributions from capital gains                                (0.09)   (0.20)   (0.10)   (0.05)      --
                                                                -------  -------  -------  -------  -------
  Total dividends and distributions                               (0.41)   (0.55)   (0.48)   (0.45)   (0.40)
                                                                -------  -------  -------  -------  -------
Net asset value at end of year                                    10.10    10.28    10.45    10.02    10.01
                                                                -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(a)/          2.23     3.65     9.24     4.58     9.30

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             267,177  277,390  281,046  252,992  248,923
Ratio of expenses (after reduction) to average net assets          0.76     0.79     0.79     0.79     0.78
Ratio of expenses (before reduction) to average net assets         0.77     0.79     0.79     0.81     0.79
Ratio of net investment income (after reduction) to average net
 assets                                                            3.12     3.22     3.70     3.93     4.10
Portfolio turnover rate                                              31       36       34       24       19


1 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was an increase to the ratio of net investment income to average net assets from 3.89% to 3.93%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


                                      BNY Hamilton Intermediate Tax-Exempt Fund

BNY HAMILTON

 INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

PRINCIPAL INVESTMENT STRATEGY


The Fund pursues its objective by investing primarily in Depositary Receipts
(DRs) representing securities of non-U.S. issuers. DRs are U.S. securities that represent securities of a non-U.S. issuer that are deposited in a custody account of the U.S. bank that administers the non-U.S. issuer's DR program. The Advisor will screen the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index universe of approximately 1000 issuers, representing the developed securities markets, for the availability of issuers with a sponsored or unsponsored DR facility. Issuers with DR facilities are then analyzed by the Advisor's proprietary mathematical algorithm to reflect the characteristics of the developed markets. The risk characteristics utilized in the algorithm are country weights, sector weights and sector weights within each country. As a result of this process, the Fund is expected to hold DRs representing 150-250 foreign issuers. The Fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index. At March 31, 2005, the MSCI EAFE Index included companies with market capitalizations of approximately $148 million to $233 billion. Securities from developing countries, such as Russia, will not be included as they are not part of the MSCI EAFE Index.


Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities, including DRs representing securities of non-U.S. issuers. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Most securities are non-U.S. equities held as DRs. The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities. As a temporary defensive measure, the Fund may invest more than 20% of its assets in U.S. cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund will generally fluctuate with stock market movements in the countries in which the Fund is invested. Since the prices of many non-U.S. stocks emphasized by the Fund have historically been more volatile than those of U.S. stocks, the ups and downs of your investment in this Fund may be more extreme.

Some non-U.S. issuers do not have established DR programs. Because the Fund will pursue its objective by investing primarily in DRs representing securities of non-U.S. issuers, the Fund will not generally pursue opportunities for investment in non-U.S. issuers that do not have DR programs but that might otherwise be attractive investments for the Fund.

As a group, the large-capitalization stocks emphasized by this Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks.

BNY Hamilton International Equity Fund

Investments in smaller companies, on the other hand, have historically been more volatile than those of larger companies. And to the extent that the Fund invests in smaller companies, the volatility of your investment may increase.

Investments in foreign securities involve additional risks. Unfavorable currency exchange rates could decrease the value of your investment in terms of U.S. dollars. Transaction expenses are generally higher on foreign exchanges than in the U.S., which could affect performance. Furthermore, foreign taxes could also detract from performance. Some foreign companies do not adhere to uniform accounting principles, so publicly available financial information may be limited or misleading. Political and social unrest could also affect the performance of this Fund.

The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price that is beneficial to the Fund.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Globalization and International Investing

With more than half of the world's market opportunities outside the U.S., international funds offer investors greater diversification than a purely domestic portfolio. International markets are experiencing many of the same dynamics that drove U.S. stock growth in the 1990s:

.. corporate restructuring

.. increased emphasis on shareholder value

.. growing pool of investors through retirement and other savings plans

Meanwhile, global competition is spurring companies worldwide to increase their efficiency by cutting costs, relocating production facilities, out-sourcing non-essential processes and focusing on their core businesses.

                                         BNY Hamilton International Equity Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns/1/
(%) as of 12/31/04
------------------------------------------------------------------------
                            [CHART]

  1998       1999       2000      2001       2002        2003      2004
 ------     ------    -------    -------    -------     ------    ------
 20.84      43.45     -23.99     -25.20     -21.07       35.13     15.85
Best Quarter: Q4 '99 +29.58    Worst Quarter: Q3 '02  -18.94


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


              Average annual total returns (%) as of 12/31/04*
              ----------------------------------------------------

                                                           Since
                                          1 Year 5 Years Inception
              ----------------------------------------------------
              Institutional Shares Return
               Before Taxes/1/            15.85   -6.82    3.46
              Institutional Shares Return
               After Taxes on
               Distribution/1/            15.36   -7.24    3.05
              Institutional Shares Return
               After Taxes on
               Distributions and Sale of
               Fund Shares/1/             10.29   -5.81    2.88
              MSCI EAFE Index (reflects
               no deduction for fees,
               expenses or taxes)/2,3/    20.70   -0.80    5.59


* Assumptions: All dividends and distributions reinvested.
--------------------------------------------------------------------------------

1 Institutional Shares commenced operations on 4/1/97.


2 Average annual return since 4/1/97.


3 The MSCI EAFE is an unmanaged index of stocks of companies in Europe, Australasia and the Far East.


BNY Hamilton International Equity Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


            Fee table (% of average net assets)
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------

            Shareholder Fees (fees paid directly from
             your investment)
            -------------------------------------------------------
            Redemption Fee on shares held 60 days or
             fewer (as a % of amount redeemed)*           2.00

            Annual Operating Expenses (expenses
             that are deducted from fund assets)
            -------------------------------------------------------
            Management fee                                0.75
            Distribution (12b-1) fees                     None
            Other expenses/(a)/                           0.30

            Total annual operating expenses               1.05




* The redemption fee applies to shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another fund. Shares held for more than 60 calendar days are not subject to the redemption fee.

(a)Restated to reflect current administration fees.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares  107     334     579    1,283


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.


                                         BNY Hamilton International Equity Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                         Year Ended December 31,
Institutional Shares                                            2004     2003     2002     2001      2000
------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                             9.89     7.38     9.35    12.50    17.70
                                                              -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment income                                          0.14     0.10     0.06     0.02       --/1/
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                 1.42     2.49    (2.03)   (3.17)   (4.23)
                                                              -------  -------  -------  -------  -------
  Total gain (loss) from investment operations                   1.56     2.59    (1.97)   (3.15)   (4.23)
Dividends and distributions:
  Dividends from net investment income                          (0.13)   (0.08)      --       --    (0.01)
  Distributions from capital gains                                 --       --       --       --    (0.96)
                                                              -------  -------  -------  -------  -------
  Total dividends and distributions                             (0.13)   (0.08)      --       --    (0.97)
                                                              -------  -------  -------  -------  -------
Net asset value at end of year                                  11.32     9.89     7.38     9.35    12.50
                                                              -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(a)/       15.85    35.13   (21.07)  (25.20)  (23.99)

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                           219,404  144,908  115,773  172,417  268,147
Ratio of expenses to average net assets                          1.08     1.31     1.44     1.27     1.22
Ratio of net investment income to average net assets             1.37     1.24     0.66     0.19       --/2/
Portfolio turnover rate                                            31      101      307      169       86


1 Less than $0.01 per share.
2 Less than 0.01%.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


BNY Hamilton International Equity Fund

BNY HAMILTON

 LARGE CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in large, established companies with proven track records and the potential for superior relative earnings growth.

The Fund's investment process begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. Next, fundamental research is used to identify companies that appear to offer the following:

.. Potential for above average earnings and revenue growth

.. Sustainable competitive advantage

.. Strong or improving financial condition

.. Earnings power that is either unrecognized or underestimated

The Fund's portfolio generally includes large-capitalization stocks of companies whose market capitalization is $5 billion or more. The Fund may also invest up to 20% of its overall portfolio in companies with a market capitalization of less than $5 billion. However, such companies will have a market capitalization of at least $100 million at the time of purchase.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of large-capitalization issuers and will maintain a weighted market capitalization of at least $5 billion. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depositary receipts.

Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. As a group, the large-capitalization stocks emphasized by the Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks. The long-term capital appreciation of large-cap stocks has historically lagged smaller companies.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could

                                             BNY Hamilton Large Cap Equity Fund
limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalizations over $5 billion, are a relatively select group that nonetheless covers all industries and geographic regions. These companies are typically well-established businesses with broad product lines and customers in many markets. Their diversification and usually substantial cash reserves may enable them to weather economic downturns. The dividends they typically pay can also cushion the effects of volatility, since their stocks may generate steady income even while their price may be depressed.


BNY Hamilton Large Cap Equity Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns/1/
(%) as of 12/31/04
------------------------------------------------------------------------------
                                    [CHART]

 1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
25.78   19.58   26.09   13.18   14.51    6.56   -14.82  -18.05   22.17   9.35

Best Quarter: Q4 '99 +13.74  Worst Quarter: Q3 '02 -12.87


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


             Average annual total returns (%) as of 12/31/04*
             -----------------------------------------------------

                                           1 Year 5 Years 10 years
             -----------------------------------------------------
             Institutional Shares Return
              Before Taxes/1/               9.35   -0.12    9.34
             Institutional Shares Return
              After Taxes on
              Distributions/1/              8.59   -1.34    7.30
             Institutional Shares Return
              After Taxes on
              Distributions and Sales of
              Fund Shares/1/                6.05   -0.69    7.19
             S&P 500(R) Index (reflects no
              deduction for fees,
              expenses or taxes)/2/        10.87   -2.31   12.06


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------

1 Before 4/1/97, when Institutional Shares were first offered, performance figures are based on the performance of Class A Shares (formerly Investor Shares) of the Fund.

2 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.

                                             BNY Hamilton Large Cap Equity Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


               Fee table (% of average net assets)
               --------------------------------------------------

                                                    Institutional
                                                       Shares
               --------------------------------------------------
               Shareholder Fees                         None

               Annual Operating Expenses (expenses
                that are deducted from fund assets)
               --------------------------------------------------
               Management fee                           0.60
               Distribution (12b-1) fees                None
               Other expenses/(a)/                      0.21

               Total annual operating expenses          0.81



(a)Restated to reflect current administration fees.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   83     259     450    1,002


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.


BNY Hamilton Large Cap Equity Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                    Year Ended December 31,
Institutional Shares                                        2004     2003     2002     2001     2000
------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                        12.37    10.34    12.94    15.78    16.51
                                                          -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment income                                      0.28     0.26     0.28     0.30     0.30
  Net realized and unrealized gain (loss) on investments     0.86     2.00    (2.59)   (2.62)    0.75
                                                          -------  -------  -------  -------  -------
  Total gain (loss) from investment operations               1.14     2.26    (2.31)   (2.32)    1.05
Dividends and distributions:
  Dividends from net investment income                      (0.25)   (0.23)   (0.26)   (0.28)   (0.29)
  Distributions from capital gains                             --       --    (0.03)   (0.24)   (1.49)
                                                          -------  -------  -------  -------  -------
  Total dividends and distributions                         (0.25)   (0.23)   (0.29)   (0.52)   (1.78)
                                                          -------  -------  -------  -------  -------
Net asset value at end of year                              13.26    12.37    10.34    12.94    15.78
                                                          -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(a)/    9.35    22.17   (18.05)  (14.82)    6.56

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       343,346  347,684  330,652  424,070  529,486
Ratio of expenses to average net assets                      0.85     0.91     0.89     0.87     0.85
Ratio of net investment income to average net assets         2.24     2.36     2.43     2.16     1.81
Portfolio turnover rate                                        40       24       29       41       35



(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


                                             BNY Hamilton Large Cap Equity Fund

BNY HAMILTON

 LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Individual stock selection, rather than industry allocation, is the primary focus in investing the Fund's assets. Fundamental financial analysis is used to identify companies that appear to offer the following:

.. potential for above-average, accelerating earnings or revenue growth

.. dominant market positions

.. improving operating efficiency

.. increased earnings per share (EPS)


The Fund's portfolio generally includes large- capitalization stocks of 40 to 80 companies whose market capitalizations are $5 billion or more.


Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in large-capitalization stocks. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. As a group, the large-capitalization stocks emphasized by the Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks. The long-term capital appreciation of large-cap stocks has historically lagged smaller companies.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial

BNY Hamilton Large Cap Growth Fund
information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalizations over $5 billion, are a relatively select group that nonetheless cover all industries and geographic regions. These companies are typically well-established businesses with broad product lines and customers in many markets. Their diversification and usually substantial cash reserves may enable them to weather economic downturns. The dividends they typically pay can also cushion the effects of market volatility, since their stocks may generate steady income even while their price may be depressed.

                                             BNY Hamilton Large Cap Growth Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns/1/
(%) as of 12/31/04
-------------------------------------------------------------------------
                               [CHART]

 1995   1996   1997   1998   1999   2000   2001    2002     2003    2004
------ ------ ------ ------ ------ ------ ------- -------  ------  ------
31.70  24.17  31.21  23.69  37.13  -1.99  -24.49  -23.26   22.99    3.63

Best Quarter: Q4 '99 +24.40    Worst Quarter: Q1 '01 -19.83


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


             Average annual total returns (%) as of 12/31/04*
             -----------------------------------------------------

                                           1 Year 5 Years 10 Years
             -----------------------------------------------------
             Institutional Shares Return
              Before Taxes/1/               3.63   -6.26   10.17
             Institutional Shares Return
              After Taxes on
              Distributions/1/              3.05   -7.08    8.92
             Institutional Shares Return
              After Taxes on
              Distributions and Sale of
              Fund Shares/1/                2.68   -5.39    8.66
             S&P 500(R) Index (reflects no
              deduction for fees,
              expenses or taxes)/2/        10.87   -2.31   12.06


* Assumptions: All dividends and distributions reinvested.


--------------------------------------------------------------------------------
1 For Institutional Shares before 4/1/97 (when the Fund's Institutional Shares were first registered), performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the Fund. Although the figures have been adjusted to attempt to reflect expenses associated with the Fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the additional restrictions imposed on mutual funds, including the Fund.
2 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.

BNY Hamilton Large Cap Growth Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


               Fee table (% of average net assets)
               --------------------------------------------------

                                                    Institutional
                                                       Shares
               --------------------------------------------------
               Shareholder Fees                         None

               Annual Operating Expenses (expenses
                that are deducted from fund assets)
               --------------------------------------------------
               Management fee                           0.60
               Distribution (12b-1) fees                None
               Other expenses/(a)/                      0.21

               Total annual operating expenses          0.81



(a)Restated to reflect current administration fees.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   83     259     450    1,002


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.


                                             BNY Hamilton Large Cap Growth Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                    Year Ended December 31,
Institutional Shares                                        2004     2003     2002     2001     2000
------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         9.50     7.78    10.21    13.89    16.15
                                                          -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment income                                      0.09     0.07     0.06     0.05     0.03
  Net realized and unrealized gain (loss) on investments     0.25     1.71    (2.43)   (3.43)   (0.37)
                                                          -------  -------  -------  -------  -------
  Total gain (loss) from investment operations               0.34     1.78    (2.37)   (3.38)   (0.34)
Dividends and distributions:
  Dividends from net investment income                      (0.09)   (0.06)   (0.06)   (0.06)   (0.03)
  Distributions from capital gains                          (0.15)      --       --    (0.24)   (1.89)
                                                          -------  -------  -------  -------  -------
  Total dividends and distributions                         (0.24)   (0.06)   (0.06)   (0.30)   (1.92)
                                                          -------  -------  -------  -------  -------
Net asset value at end of year                               9.60     9.50     7.78    10.21    13.89
                                                          -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(a)/    3.63    22.99   (23.26)  (24.49)   (1.99)

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       336,716  348,188  287,666  403,925  549,982
Ratio of expenses to average net assets                      0.85     0.90     0.90     0.88     0.86
Ratio of net investment income to average net assets         0.91     0.77     0.70     0.49     0.18
Portfolio turnover rate                                        90       20       18       14       16



(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


BNY Hamilton Large Cap Growth Fund

BNY HAMILTON

 LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation; current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY

The Fund's Advisor's strategy is to use a top-down value-oriented approach to choosing stocks. The Advisor identifies large capitalization stocks that are undervalued in terms of price or other financial measurements with above-average growth potential. The top-down approach looks primarily at individual issuers against the context of broader market factors. Some of the factors which the Advisor uses when analyzing individual issuers include:

.. relative earnings growth

.. profitability trends

.. relatively low price-to-earnings and price-to-book ratios

.. issuers' financial strength

.. valuation analysis and strength of management

.. risk-adjusted growth combined with dividend yield

The Advisor uses this selection analysis to identify those issuers that exhibit one or more of the following criteria: below-average valuation multiples; improving financial strength; and a catalyst which will allow the stock to reach what the Advisor believes to be the stock's intrinsic value, generally within a year.

Catalysts considered by the Advisor in selecting securities include:

.. near-term catalysts, such as product introductions, cost-cutting initiatives, a cyclical surge in profits or a change in management

.. a management team committed to its shareholders' interests

The Fund's portfolio generally includes large-capitalization stocks of companies whose market capitalization is $5 billion or more. The Fund may also invest up to 20% of its overall portfolio in companies with a market capitalization of less than $5 billion. However, such companies will have a market capitalization of at least $100 million at the time of purchase.

Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of large-capitalization issuers and will maintain a weighted market capitalization of at least $5 billion. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depository receipts. As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

                                              BNY Hamilton Large Cap Value Fund

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Large- capitalization stocks could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down. While the Fund's investments in value stocks may limit downside risk over time, the Fund may, as a trade-off, produce more modest gains than riskier stock funds.

Small companies tend to grow or fade quickly by their nature. Their market valuations are often based more on investors' belief in their future potential than on their current balance sheets. Since market sentiment can change from one day to the next, small-cap stock prices have historically been more volatile than those of large-cap stocks.

Investors are often attracted to small companies for their specialization and innovation.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies


The largest U.S. companies, those with market capitalization over $5 billion, are a relatively select group that nonetheless cover all industries and geographic regions. These companies are typically well-established businesses with broad product lines and customers in many markets. Their diversification and usually substantial cash reserves may enable them to weather economic downturns. The dividends they typically pay can also cushion the effects of market volatility, since their stocks may generate steady income even while their price may be depressed.

The long-term capital appreciation of large-cap stocks has historically lagged smaller companies.

BNY Hamilton Large Cap Value Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns/1/
(%) as of 12/31/04
---------------------------------------------------------
                                    [CHART]

 2001      2002      2003     2004
------    ------    ------   ------
-6.87    -11.31     28.72     9.21


Best Quarter: Q4 '01 +14.11  Worst Quarter: Q3 '01 -16.54


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


           Average annual total returns (%) as of 12/31/04*
           ---------------------------------------------------------

                                                            Since
                                                   1 Year Inception
           ---------------------------------------------------------
           Institutional Shares Return Before
            Taxes/1/                                9.21     2.84
           Institutional Shares Return After Taxes
            on Distributions/1/                     8.60     2.37
           Institutional Shares Return After Taxes
            on Distributions and Sale of Fund
            Shares/1/                               5.96     2.12
           S&P 500(R) Index (reflects no
            deduction for fees, expenses or
            taxes)/2,3/                            10.87    -2.30/3/


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------

1 Institutional Shares commenced operations on 4/28/00.


2 Average annual total return since Fund inception as of 5/1/00.


3 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.




                                              BNY Hamilton Large Cap Value Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are deducted from Fund assets and are reflected in the total return.


               Fee table (% of average net assets)
               --------------------------------------------------

                                                    Institutional
                                                       Shares
               --------------------------------------------------
               Shareholder Fees                         None

               Annual Operating Expenses (expenses
                that are deducted from fund assets)
               --------------------------------------------------
               Management fee                           0.60
               Distribution (12b-1) fees                None
               Other expenses/(a)/                      0.28

               Total annual operating expenses          0.88

               Fees waived/(b)/                         0.08

               Net expenses                             0.80



(a)Restated to reflect current administration fees.


(b)The Advisor has contractually agreed to limit the expenses of Institutional Shares of the Fund to 0.80% of its average daily net assets. This waiver extends through April 2007.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   82     264     472    1,069



*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.



BNY Hamilton Large Cap Value Fund

FINANCIAL HIGHLIGHTS/1/


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                          Year Ended December 31,
Institutional Shares                                              2004     2003    2002    2001    2000/1/
-----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                              10.01     7.86    8.94    9.71  10.00
                                                                -------  -------  ------  ------  ------
Gain (loss) from investment operations:
  Net investment income                                            0.18     0.11    0.08    0.11   0.12
  Net realized and unrealized gain (loss) on investments           0.73     2.14   (1.09)  (0.78) (0.30)
                                                                -------  -------  ------  ------  ------
  Total gain (loss) from investment operations                     0.91     2.25   (1.01)  (0.67) (0.18)
Dividends:
  Dividends from investment income                                (0.16)   (0.10)  (0.07)  (0.10) (0.11)
                                                                -------  -------  ------  ------  ------
Net asset value at end of year                                    10.76    10.01    7.86    8.94   9.71
                                                                -------  -------  ------  ------  ------
Total investment return based on net asset value (%)/(a)/          9.21    28.72  (11.31)  (6.87) (1.83)/2/

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             236,631  129,318  48,272  19,433  4,095
Ratio of expenses (after reduction) to average net assets          0.80     0.80    0.80    0.80   0.80/3/
Ratio of expenses (before reduction) to average net assets         0.91     1.10    1.30    2.14   7.75/3/
Ratio of net investment income (after reduction) to average net
 assets                                                            1.73     1.22    0.96    1.19   1.86/3/
Portfolio turnover rate                                              37       12      10       2      2/2/



1 Institutional Shares commenced operations on 4/28/00.

2 Not annualized.
3 Annualized.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


                                              BNY Hamilton Large Cap Value Fund

BNY HAMILTON

 MULTI-CAP EQUITY FUND

Institutional Shares of this Fund are not currently open to investment.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation; current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues flexible long-term investment policies emphasizing companies with strong balance sheets and growth potential, i.e., companies which are in industries or markets which are expanding or which have business lines that demonstrate potential for growth in sales and earnings or cash flow. These companies are expected to have earnings and cash flow growth the same as, or greater than, that of comparable companies in similar industries.

The portfolio manager uses a bottom-up stock selection approach, focusing on specific companies rather than the overall market level, industry sectors or particular economic trends. The Fund intends to invest primarily in companies which are leaders in their respective industries (i.e., leaders in sales, earnings, services provided, etc.). The Fund may invest in small, medium or large capitalization companies. The Fund will also purchase securities which the portfolio manager believes are undervalued or attractively valued. The portfolio manager assesses value using measures such as price-to-earnings and market price to book value ratios in comparison with similar measures for companies included in the Standard & Poor's 500(R) Index ("S&P 500(R) Index").

In addition to seeking capital growth, the Fund seeks to achieve growth of income by investing in securities currently paying dividends. The Fund may also buy securities that are not paying dividends but offer prospects for capital growth or future income, based upon the portfolio manager's analysis of overall market conditions and the individual companies' potential for growth or payment of dividends.

The portfolio manager intends to assemble a portfolio of securities diversified as to company and industry. The portfolio manager expects that each economic sector within the S&P 500(R) Index will be represented in the Fund's portfolio. The portfolio manager will consider increasing or reducing the Fund's investment in a particular industry in view of the Fund's goal of achieving industry diversification.

Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depositary receipts. As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

BNY Hamilton Multi-Cap Equity Fund

Various factors may lead the portfolio manager to consider selling a security, such as a significant change in the company's senior management or its products, a deterioration in its fundamental characteristics, or if the portfolio manager believes the security has become overvalued.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Large-capitalization stocks could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks. Small- and medium-capitalization stocks are more likely to experience higher price volatility and may have limited liquidity. Small- and medium-sized companies may have limited product lines or financial resources, or may be dependent upon a particular niche of the market or a smaller or more inexperienced management group than larger companies. To the extent the Fund invests in small and medium capitalization stocks, it will be exposed to these risks.

While the emphasis of the Fund is on growth, many holdings will represent value investments. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                             BNY Hamilton Multi-Cap Equity Fund

PAST PERFORMANCE

The quoted performance of the Fund reflects the performance of the immediate predecessor of the Fund, the GW&K Equity Fund, a series of the Gannett Welsh & Kotler Funds, for periods on or after December 10, 1996, and the performance of the predecessor of the GW&K Equity Fund, the GW&K Equity Fund, L.P. (the "Partnership"), for periods prior to December 10, 1996, when the Partnership was reorganized as an investment company. The GW&K Equity Fund and the Partnership were managed by GW&K with investment objectives, policies and strategies materially equivalent to those employed by GW&K in managing the Fund. The Fund succeeded to the prior performance of the GW&K Equity Fund on October 7, 2002, when the reorganization of the GW&K Equity Fund into the Fund was consummated. Since October 7, 2002, performance figures are based on the performance of Class A Shares (formerly, Investor Shares) of the Fund.

While, as sub-advisor to the Fund, GW&K employs investment objectives and strategies that are substantially similar to those that were employed by GW&K in managing the GW&K Equity Fund and the Partnership, in managing the Fund, GW&K may be subject to certain restrictions on its investment activities to which, as investment advisor to the Partnership, it was not previously subject. The Partnership was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain restrictions that are imposed by the 1940 Act, such as limits on the percentage of assets invested in the securities of issuers in a single industry, diversification requirements and requirements regarding distributing income to shareholders. If the Partnership had been so registered, performance may have been adversely affected. Operating expenses are incurred by the Fund (and were incurred by the GW&K Equity Fund) that were not incurred by the Partnership.

With respect to periods prior to December 10, 1996, the following performance data represents the prior performance data of the Partnership and not the prior performance of the GW&K Equity Fund or the Fund. This performance data measures the percentage change in the value of an account between the beginning and end of a period and is net of all expenses incurred. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return you might achieve by investing in the Fund. The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and patterns of price volatility. Returns for the Fund's single best and single worst quarter suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns/1/
(%) as of 12/31/04
-------------------------------------------------------------------------------
                                           [CHART]



 1995    1996    1997    1998    1999    2000    2001    2002     2003    2004
------  ------  ------  ------  ------  ------  ------- -------  ------  ------
40.19   15.96   25.51   17.68   31.29   12.83   -19.62  -27.55   31.50    11.72


Best Quarter: Q4 '99 +24.53  Worst Quarter: Q3 '02 -21.54


--------------------------------------------------------------------------------
1 Because Institutional Shares have not been opened to investment as of the date of this prospectus, performance figures are based on the performance of the Fund's Class A Shares (formerly, Investor Shares).

BNY Hamilton Multi-Cap Equity Fund

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with average annual returns for the S&P 500(R) Index and the Russell 2000(R) Index. Average annual returns for the S&P 500(R) Index and the Russell 2000(R) Index do not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not an indication of future performance.


            Average annual total returns (%) as of 12/31/04*
            -------------------------------------------------------

                                            1 Year 5 Years 10 Years
            -------------------------------------------------------
            Institutional Shares Return
             Before Taxes/1/                 5.85   -1.77   11.16
            Institutional Shares Return
             After Taxes on
             Distributions/1/                5.67   -2.33   10.52
            Institutional Shares Return
             After Taxes on
             Distributions and Sale
             of Fund Shares/1/               3.80   -1.62    9.78
            S&P 500(R) Index (reflects no
             deduction for fees,
             expenses or taxes)/2/          10.87   -2.31   12.06
            Russell 2000(R) Index (reflects
             no deduction for fees,
             expenses or taxes)/3/          18.33    6.60   11.53


* Assumptions: All dividends and distributions are reinvested.

FEES AND EXPENSES
The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


               Fee table (% of average net assets)
               --------------------------------------------------

                                                    Institutional
                                                       Shares
               --------------------------------------------------
               Shareholder Fees                         None

               Annual Operating Expenses (expenses
                that are deducted from fund assets)
               --------------------------------------------------
               Management fee                           0.75
               Distribution (12b-1 fees)                None
               Other expenses/(a)/                      0.42
               Total annual operating expenses          1.17
               Fees waived/(b)/                         0.17
               Net expenses                             1.00



(a)Restated to reflect current administrative fees.


(b)The Advisor has contractually agreed to limit the operating expenses of the Institutional Shares of the Fund to 1.00% of its average daily net assets. This waiver extends through April 2007.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares  102     337     610    1,389



* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses and redemption of all shares at the end of the period indicated. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.


FINANCIAL HIGHLIGHTS

Because Institutional Shares have not been opened to investment as of the date of this Prospectus, there are no financial highlights for these Shares.


--------------------------------------------------------------------------------
1 Because Institutional Shares have not been opened to investment as of the date of this prospectus, performance figures are based on the performance of the Fund's Class A Shares (formerly, Investor Shares).
2 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.
3 The Russell 2000(R) Index is an unmanaged index of small U.S. companies.

                                             BNY Hamilton Multi-Cap Equity Fund

BNY HAMILTON

 S&P 500 INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to match the performance of the Standard & Poor's 500(R) Composite Stock Index (the "S&P 500(R)").


PRINCIPAL INVESTMENT STRATEGY



The Fund pursues its objective by employing a passive management strategy designed to track the performance of the S&P 500(R). The Fund invests substantially all of its assets in stocks that comprise the S&P 500(R). As of March 31, 2005, the S&P 500(R) included companies with market capitalizations of approximately $566 million to $382 billion. The Advisor uses a full replication approach, in which all stocks in the S&P 500(R) are held by the Fund in proportion to their index weights. In any event, the Fund will invest at least 80% of its Assets in the stocks comprising the index. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)


The S&P 500(R) is a market-weighted index composed of approximately 500 large cap common stocks chosen by Standard & Poor's based on a number of factors including industry group representation, market value, economic sector and operating/financial condition.

The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities.

MAIN INVESTMENT RISKS

Because the Fund uses an indexing strategy, it does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor performance. You may, therefore, lose money.

The value of your investment in the Fund generally will fluctuate with stock market movements. As a group, the large-capitalization stocks included in the S&P 500(R) could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks.

If stocks in the portfolio reduce or eliminate their dividend payments, the Fund will generate less income.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BNY Hamilton S&P 500 Index Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns/1/
(%) as of 12/31/04
---------------------------------------------------------
     [CHART]

  2001     2002     2003    2004
-------  -------   ------  ------
-12.44   -22.43    28.17   10.46
Best Quarter: Q2 '03 +15.30  Worst Quarter: Q3 '02 -17.35


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


            Average annual total returns (%) as of 12/31/04*
            --------------------------------------------------------

                                                             Since
                                                    1 Year Inception
            --------------------------------------------------------
            Institutional Shares Return Before
             Taxes/1/                               10.46    -2.75
            Institutional Shares Return After Taxes
             on Distributions/1/                     9.84    -3.23
            Institutional Shares Return After Taxes
             on Distributions and Sale of Fund
             Shares/1/                               7.00    -2.59
            S&P 500(R) Index (reflects no
             deduction for fees, expenses or
             taxes)/2,3/                            10.87    -2.30


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------

1 Institutional Shares commenced operations on 4/28/00.


2 Average annual total return since 5/1/00.


3 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.




                                                BNY Hamilton S&P 500 Index Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are deducted from Fund assets, and are reflected in the total return. Since the Fund is "no-load", shareholders pay no fees or out-of-pocket expenses.


               Fee table (% of average net assets)
               --------------------------------------------------

                                                    Institutional
                                                       Shares
               --------------------------------------------------
               Shareholder Fees                         None

               Annual Operating Expenses (expenses
                that are deducted from fund assets)
               --------------------------------------------------
               Management fee                           0.25
               Distribution (12b-1) fees                None
               Other expenses/(a)/                      0.37

               Total annual operating expenses          0.62

               Fees waived/(b)/                         0.27

               Net expenses                             0.35



(a)Restated to reflect current administration fees.


(b)The Advisor has contractually agreed to limit the Fund's operating expenses for Institutional Shares to 0.35% based on average daily net assets. This waiver extends through April 2007.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 Investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   36     143     291     721



* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and change in operating expenses. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.



BNY Hamilton S&P 500 Index Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                          Year Ended December 31,
Institutional Shares                                              2004    2003    2002    2001     2000/1/
------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                               7.59    6.00    7.83    9.07    10.00
                                                                -------  ------  ------  ------  -------
Gain (loss) from investment operations:
  Net investment income                                            0.13    0.10    0.09    0.09     0.07
  Net realized and unrealized gain (loss) on investments           0.66    1.58   (1.84)  (1.21)   (0.94)
                                                                -------  ------  ------  ------  -------
  Total gain (loss) from investment operations                     0.79    1.68   (1.75)  (1.12)   (0.87)
Dividends and distributions:
  Dividends from net investment income                            (0.13)  (0.09)  (0.08)  (0.09)   (0.06)
  Distribution from capital gains                                    --      --      --   (0.03)      --
                                                                -------  ------  ------  ------  -------
  Total dividends and distributions                               (0.13)  (0.09)  (0.08)  (0.12)   (0.06)
                                                                -------  ------  ------  ------  -------
Net asset value at end of year                                     8.25    7.59    6.00    7.83     9.07
                                                                -------  ------  ------  ------  -------
Total investment return based on net asset value (%)/(a)/         10.46   28.17  (22.43) (12.44)   (8.72)/2/

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             119,104  92,237  57,266  27,380   17,718
Ratio of expenses (after reduction) to average net assets          0.35    0.35    0.35    0.35  0.35/3/
Ratio of expenses (before reduction) to average net assets         0.65    0.82    0.96    1.59  1.91/3/
Ratio of net investment income (after reduction) to average net
 assets                                                            1.70    1.44    1.34    1.09  1.00/3/
Portfolio turnover rate                                              17      40      32      94    33/2/



1 Institutional Shares commenced operations on 4/28/00.

2 Not annualized.
3 Annualized.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


                                                BNY Hamilton S&P 500 Index Fund

BNY HAMILTON

 SMALL CAP CORE EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small companies.

PRINCIPAL INVESTMENT STRATEGY


Individual security selection is the primary investment focus, rather than industry allocation. The Fund considers a small company to be a company that has a market capitalization at the time of purchase within the market capitalization range used by the Russell 2000(R) Index to determine its components. As of March 31, 2005, the Russell 2000(R) Index included companies with market capitalizations of approximately $27 million to $6.45 billion. The Fund invests in a blend of growth and value stocks using both quantitative and fundamental research. Quantitative research is used to identify companies selling at the lower end of their historic valuation range, companies with positive earnings and companies with growth prospects that are expected to exceed the growth rate of the U.S. economy. Fundamental research is used to learn about a company's operating environment, financial condition, leadership position within its industry, resources and strategic plans.


The Fund's portfolio manager seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. Subject to the Fund's limitations on investing in securities other than small-capitalization stocks, the Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed the upper range used by the Russell 2000 Index. The Fund will not invest its assets in a set percentage of value or growth stocks.

Although most of the Fund's investments are expected to be domestic, the Fund may invest without limitation in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund may also use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in small-capitalization stocks. "Assets" means net assets plus the amount of borrowing for investment purposes. (The Fund will provide its shareholders with at least 60-days' prior notice of any change in this non-fundamental "80%" policy). As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Because the prices of the small company stocks emphasized by the Fund have historically been more volatile than those of larger companies, the ups and downs of your investment in the Fund may be more extreme than the market as a whole. Moreover, growth and value stocks may perform differently than the market as a whole and differently from each other or other types of stocks.

Investing in small company stocks generally involves greater risks than investing in the stocks of large companies. Small companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, small companies tend

BNY Hamilton Small Cap Core Equity Fund
to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in small company stocks, subjecting them to greater price fluctuations than larger companies.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE


The Fund commenced operations on March 2, 2005. As a result, it does not have any performance history as of December 31, 2004.


--------------------------------------------------------------------------------
Characteristics of Investing in Small-Cap Companies

Small companies tend to grow or fade quickly by their nature. Their market valuations are often based more on investors' belief in their future potential than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices have historically been more volatile than those of large-cap stocks.

Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They can grow to dominate such markets rapidly, but are also threatened by even temporary downturns.

Innovation: Bold ideas for products or services are the basis of many small companies. A company's ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information and on the Fund' web site.

                                        BNY Hamilton Small Cap Core Equity Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.

            Fee table (% of average net assets)
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------

            Shareholder Fees (fees paid directly from
             your investment)                             None
            -------------------------------------------------------

            Annual Operating Expenses (expenses that
             are deducted from fund assets)
            -------------------------------------------------------
            Management fee                                0.75
            Distribution (12b-1 fees)                     None
            Other expenses                                0.40

            Total annual operating expenses               1.15
            Fee waiver/reimbursement*                     0.15
            Net annual operating expenses                 1.00


*The Advisor has contractually agreed to limit the operating expenses of Institutional Shares of the Fund to 1.00% of its average daily net assets. This waiver extends through April 2007.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                      Expenses on a $10,000 investment ($)
                      --------------------------------------------

                                                1 Year     3 Years
                      --------------------------------------------
                      Institutional Shares       $102       $318

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

FINANCIAL HIGHLIGHTS


Because the Fund commenced operations on March 2, 2005, there are no financial highlights for the Institutional Shares.



BNY Hamilton Small Cap Core Equity Fund

BNY HAMILTON

 SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies.

PRINCIPAL INVESTMENT STRATEGY


Individual security selection is the primary investment focus, rather than industry allocation. Within the universe of small-capitalization companies whose market capitalizations are between $100 million and $2 billion, and companies that are in the Russell 2000(R) Index (without regard to their market capitalization), the Fund targets those with above-average earnings growth that have exceeded market expectations. As of March 31, 2005, the Russell 2000(R) Index included companies with market capitalizations of approximately $27 million to $6.45 billion. The Fund emphasizes companies in this group that dominate niche markets, and thus exert more control over the pricing and supply in their markets. The Fund expects the companies in which it invests to achieve sustained growth in earnings or revenues over the next two to three years. Specific factors that may suggest growth include:


.. expanded operations

.. new products or technologies

.. new distribution channels

.. generally favorable industry conditions

.. revitalized company management

To complement these core investments, the portfolio manager seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. Subject to the Fund's limitations on investing in securities other than small-capitalization stocks, the Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed $2 billion.

Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in small-capitalization stocks. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Since the prices of the small-capitalization stocks emphasized by the Fund have historically been more volatile than those of larger companies, the ups and downs of your investment in the Fund may be more extreme than the market as a whole.

As a group, small companies are usually relatively young, and their short track records make it difficult to build a case for sustainable long-term growth. Limited product lines, niche markets, and small capital reserves may not allow small companies to survive temporary setbacks. In a declining market, these stocks can also be hard to sell at a price that is beneficial to the Fund.

                                             BNY Hamilton Small Cap Growth Fund

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Small-Cap Companies and Growth Investing

Small companies tend to grow or fade quickly by their nature. Their market valuations are often based more on investors' belief in their future potential than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices have historically been more volatile than those of large-cap stocks. Growth investors are often attracted to small companies for their specialization and innovation.

Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They can grow to dominate such markets rapidly, but are also threatened by even temporary downturns.

Innovation: Bold ideas for products or services are the basis of many small companies. A company's ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.

BNY Hamilton Small Cap Growth Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns/1/
(%) as of 12/31/04
------------------------------------------------------------------------------
                             [CHART]

  1995    1996    1997  1998    1999    2000    2001    2002     2003    2004
 ------  ------  -----  -----  ------  ------  ------  -------  ------  ------
 20.92   29.97   9.39   7.89   97.22   -1.41   -11.69  -22.12   37.73    5.59

Best Quarter: Q4 '99 +54.82  Worst Quarter: Q3 '01 -20.79


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


            Average annual total returns (%) as of 12/31/04*
            -------------------------------------------------------

                                            1 Year 5 Years 10 Years
            -------------------------------------------------------
            Institutional Shares Return
             Before Taxes/1/                 5.59   -0.28   13.69
            Institutional Shares Return
             After Taxes on
             Distributions/1/                4.65   -1.66   12.30
            Institutional Shares Return
             After Taxes on
             Distributions and Sale of
             Fund Shares/1/                  4.81   -0.62   11.73
            Russell 2000(R) Index (reflects
             no deduction for fees,
             expenses or taxes)/2/          18.33    6.60   11.53


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 For Institutional Shares before 4/1/97 (when the Fund's Institutional Shares were first registered), performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the Fund. Although the figures have been adjusted to attempt to reflect expenses associated with the Fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the additional restrictions imposed on mutual funds, including the Fund.
2 The Russell 2000(R) is an unmanaged index of small U.S. companies.

                                             BNY Hamilton Small Cap Growth Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


             Fee table (% of average net assets)
             ------------------------------------------------------

                                                      Institutional
                                                         Shares
             ------------------------------------------------------
             Shareholder Fees                             None

             Annual Operating Expenses (expenses that
              are deducted from fund assets)
             ------------------------------------------------------
             Management fee                               0.75
             Distribution (12b-1) fees                    None
             Other expenses/(a)/                          0.19

             Total annual operating expenses              0.94



(a)Restated to reflect current administration fees.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   96     300     520    1,155



* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses.




BNY Hamilton Small Cap Growth Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                    Year Ended December 31,
Institutional Shares                                        2004     2003     2002     2001     2000
------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                        15.63    11.89    15.53    17.83    22.78
                                                          -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment loss                                       (0.10)   (0.07)   (0.08)   (0.07)   (0.12)
  Net realized and unrealized gain (loss) on investments     0.93     4.53    (3.36)   (2.01)   (0.38)
                                                          -------  -------  -------  -------  -------
  Total gain (loss) from investment operations               0.83     4.46    (3.44)   (2.08)   (0.50)
Distributions:
  Distributions from capital gains                          (0.92)   (0.72)   (0.20)   (0.22)   (4.45)
                                                          -------  -------  -------  -------  -------
Net asset value at end of year                              15.54    15.63    11.89    15.53    17.83
                                                          -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(a)/    5.59    37.73   (22.12)  (11.69)   (1.41)

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       731,151  456,239  283,668  348,753  404,735
Ratio of expenses to average net assets                      0.98     1.06     1.06     1.05     1.04
Ratio of net investment loss to average net assets          (0.63)   (0.55)   (0.58)   (0.42)   (0.51)
Portfolio turnover rate                                        67       42       31       53       47





(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


                                             BNY Hamilton Small Cap Growth Fund

BNY HAMILTON

 U.S. BOND MARKET INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to track the total rate of return of the Lehman Brothers Aggregate Bond Index (the "Lehman Bond Index").


PRINCIPAL INVESTMENT STRATEGY



The Fund pursues its objective by employing a passive management strategy designed to match the performance of the Lehman Bond Index as closely as possible before the deduction of Fund expenses. Through the use of portfolio sampling, the Fund will be substantially invested in bonds that comprise the Lehman Bond Index and will invest at least 80% of its Assets in bonds or other financial instruments comprising the index in a manner which mirrors the weightings of the index. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)



The Lehman Bond Index is a broad-based, unmanaged index that covers the U.S. investment grade fixed-rate bond market and is comprised of investment-grade government, corporate and mortgage- and asset-backed bonds that are denominated in U.S. dollars, all with maturities longer than one year. Investment-grade securities are rated in the four highest rating categories by a nationally-recognized statistical rating organization ("rating agency"). At March 31, 2005, the average maturity of securities in the Lehman Bond Index was
7.12 years, and the credit quality of securities in the Index ranged from Aaa+ to BBB- (by Standard & Poor's Corporation) or Baa- (by Moody's Investors Service, Inc.). Bonds are represented in the Lehman Bond Index in proportion to their market value. Lehman Brothers is not affiliated with this Fund and it does not sell or endorse the Fund, nor does it guarantee the performance of the Fund or the Lehman Bond Index.


MAIN INVESTMENT RISKS

Because the Fund uses an indexing strategy, it does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor performance. You may, therefore, lose money.

The Fund's investment is also subject to interest rate and credit risks. Interest rate risk is the risk that when interest rates rise, the value of debt instruments generally falls. In general, changes in interest rates cause greater fluctuations in the market value of longer-term securities than of shorter-term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Many debt securities are subject to prepayment risk, i.e., the risk that an issuer of a security can repay principal prior to the security's maturity. Such securities generally offer less potential for gains during a declining interest rate environment and similar potential for loss in a rising interest rate environment.

BNY Hamilton U.S. Bond Market Index Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns/1/
(%) as of 12/31/04
---------------------------------------------------------
   [CHART]

 2001   2002    2003    2004
 -----  -----  ------  ------
 8.07   9.95    3.69    4.25
Best Quarter: Q3 '02 +4.73    Worst Quarter: Q2 '04 -2.49


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


            Average annual total returns (%) as of 12/31/04*
            --------------------------------------------------------

                                                             Since
                                                    1 Year Inception
            --------------------------------------------------------
            Institutional Shares Return Before
             Taxes/1/                                4.25    7.53
            Institutional Shares Return After Taxes
             on Distributions/1/                     2.48    5.23
            Institutional Shares Return After Taxes
             on Distributions and Sale of Fund
             Shares/1/                               2.74    5.04
            Lehman Brothers Aggregate Bond
             Index (reflects no deduction for fees,
             expenses or taxes)/2,3/                 4.34    7.84/3/


* Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------

1 Institutional Shares commenced operations on 4/28/00.


2 Average annual total return since 5/1/00.


3 The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed-income securities.




                                       BNY Hamilton U.S. Bond Market Index Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are deducted from Fund assets and are reflected in the total return. Since the Fund is "no-load," shareholders pay no fees or out-of-pocket expenses.


               Fee table (% of average net assets)
               --------------------------------------------------

                                                    Institutional
                                                       Shares
               --------------------------------------------------
               Shareholder Fees                         None

               Annual Operating Expenses (expenses
                that are deducted from fund assets)
               --------------------------------------------------
               Management fee                           0.25
               Distribution (12b-1) fees                None
               Other expenses/(a)/                      0.32

               Total annual operating expenses          0.57

               Fees waived/(b)/                         0.22

               Net expenses                             0.35



(a)Restated to reflect current administration fees.


(b)The Advisor has contractually agreed to limit the expenses of the Fund to 0.35% for the Institutional Shares of its average daily net assets. This waiver extends through April 2007.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 Investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   36     137     273     670



* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.



BNY Hamilton U.S. Bond Market Index Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                          Year Ended December 31,
Institutional Shares                                             2004     2003     2002   2001/4/  2000/1/
-----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                             10.74    10.87    10.42   10.44   10.00
                                                                ------  -------  -------  ------  ------
Gain from investment operations:
  Net investment income                                           0.42     0.38     0.46    0.63    0.47
  Net realized and unrealized gain on investments                 0.02     0.01     0.54    0.19    0.43
                                                                ------  -------  -------  ------  ------
  Total gain from investment operations                           0.44     0.39     1.00    0.82    0.90
Dividends and distributions:
  Dividends from net investment income                           (0.52)   (0.51)   (0.54)  (0.65)  (0.43)
  Distributions from capital gains                               --/5/    (0.01)   (0.01)  (0.19)  (0.03)
                                                                ------  -------  -------  ------  ------
  Total dividends and distributions                              (0.52)   (0.52)   (0.55)  (0.84)  (0.46)
                                                                ------  -------  -------  ------  ------
Net asset value at end of year                                   10.66    10.74    10.87   10.42   10.44
                                                                ------  -------  -------  ------  ------
Total investment return based on net asset value (%)/(a)/         4.25     3.69     9.95    8.07    9.21/2/

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             93,791  149,107  128,173  23,585  19,653
Ratio of expenses (after reduction) to average net assets         0.35     0.35     0.35    0.35    0.35/3/
Ratio of expenses (before reduction) to average net assets        0.61     0.62     0.71    1.24    1.35/3/
Ratio of net investment income (after reduction) to average net
 assets                                                           4.00     3.53     4.45    5.93    6.61/3/
Portfolio turnover rate                                             73      131      149     103     101/2/



1 Institutional Shares commenced operations on 4/28/00.

2 Not annualized.
3 Annualized.
4 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 6.11% to 5.93%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

5 Less than $0.01 per share.


(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


                                       BNY Hamilton U.S. Bond Market Index Fund

ACCOUNT POLICIES

This prospectus describes the Institutional Shares for each Fund. Institutional Shares do not have 12b-1 fees and have generally lower operating expenses than other share classes of the Funds, which improves investment performance. Institutional Shares are available only to (1) institutions that invest over $1,000,000 or (2) investors who have specific asset management relationships with the Advisor. Any institution (including the Advisor and its affiliates) acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying account at the institution is eligible to invest in Institutional Shares. Institutional Shares may not be purchased by individual investors, either directly or through brokerage accounts. Notwithstanding the preceding restriction, any client of a registered investment advisor that has a selling arrangement with BNY Hamilton Distributors, Inc., which client invests $1,000,000 or more in the aggregate in Institutional Shares, is also eligible to invest in Institutional Shares through the Advisor. In addition, shareholders who held, as of January 26, 2004, Institutional Shares of a Fund will be grandfathered for so long as they continue to hold Institutional Shares of a Fund and thus will not be required to meet these eligibility requirements in respect of future purchases of Institutional Shares of any Fund.

All other investors may purchase Investor Shares of the Index Funds, or Class A Shares or Class C Shares of the other Funds. Please see the Investor Shares, Class A Shares and Class C Shares prospectuses for more information. If you want to purchase, exchange or redeem Institutional Shares, contact your Bank of New York representative.

DAILY NAV CALCULATION


Each Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) each day that the exchange is open (except that the Enhanced Income Fund will not calculate its NAV on days that the exchange is open but the Federal Reserve Bank of New York is closed for business due to holidays observed by the Federal Reserve Bank of New York that are not currently observed by the exchange (Columbus Day and Veterans Day)). When market prices are not available, the Funds will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors.


Purchase orders received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the NAV calculated at that day's close.


The Large Cap Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Core Equity Fund, Small Cap Growth Fund, Multi-Cap Equity Fund, International Equity Fund, Intermediate Investment Grade Fund, High Yield Fund and Enhanced Income Fund invest, or may invest, in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in these Funds may change on days when you will be unable to purchase or redeem shares.


Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES

Open an account                                    Add to your investment
-----------------------------------------------------------------------------------------------------------

Mail
-----------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to the BNY Hamilton Funds,
check payable directly to the BNY Hamilton Funds,  Inc. to:
Inc. to:
                                                   BNY Hamilton Funds, Inc.
BNY Hamilton Funds, Inc.                           P.O. Box 182785
P.O. Box 182785                                    Columbus, OH 43218-2785
Columbus, OH 43218-2785

For all enrollment forms, call 1-800-426-9363

Wire
-----------------------------------------------------------------------------------------------------------
The funds do not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 1-800-426-9363 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your fund]                                  Attn: [your fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.


Purchases by personal check Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. Additionally, bank starter checks are not accepted for the initial purchase into funds. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.


Wire transactions The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

                                                               Account Policies

MAKING EXCHANGES/REDEEMING SHARES


To exchange shares between mutual funds            To redeem shares
-----------------------------------------------------------------------------------------------------------------

Phone
-----------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request or a check can be mailed to you at the address of record on the following business day.

Mail
-----------------------------------------------------------------------------------------------------------------
Your instructions should include:                  Your instructions should include:
.. your account number                              .your account number
.. names of the funds and number of shares or       .names of the funds and number of shares or dollar amount
  dollar amount you want to exchange.               you want to redeem.

                                                   A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send the proceeds to a different address or to different banking instructions than what is on file.
                                                   .you have changed your account address within the last 10
                                                    days

Dealer
-----------------------------------------------------------------------------------------------------------------
Contact your broker-dealer.                        Contact your broker-dealer.


MAKING EXCHANGES/REDEEMING SHARES

As with purchase orders, redemption requests received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the offering price calculated at that day's close.


Minimum account balances If your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days, to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.


Exchange minimums You may exchange shares of the same class between Funds. From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

Reserved rights The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the

Account Policies

New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Redemptions In-Kind: The Funds reserve the right to make payment in securities rather than cash. This could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund's operations (for example, more than 1% of the Fund's net assets). If a Fund deems it advisable for the benefit of all shareholders, redemption in-kind will consist of securities equal in market value to your shares. When the shareholder converts these securities to cash, they will pay brokerage charges.


Redemption Fee The International Equity Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another Fund. The fee is withheld from redemption proceeds and retained by the International Equity Fund in order to offset the costs of buying and selling securities. The fee is intended to ensure that short-term investors pay their share of the International Equity Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. See "Abusive Trading" below. Shares held by investors for more than 60 calendar days are not subject to the 2% fee. For purposes of determining whether the fee applies, the shares that were held the longest will be redeemed first. Although the International Equity Fund has a goal of assessing this fee on applicable redemptions, the fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans. The fee may also not apply to the following redemptions that do not indicate abusive trading strategies: redemptions of shares through automatic non-discretionary rebalancing programs, systematic withdrawal plans, redemptions requested within 60 days following the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by the International Equity Fund.


DISTRIBUTIONS AND TAX CONSIDERATIONS


The Large Cap Equity Fund, Large Cap Value Fund and S&P 500 Index Fund declare and pay dividends quarterly. The Large Cap Growth Fund, Small Cap Core Equity Fund, Small Cap Growth Fund, Multi-Cap Equity Fund, and the International Equity Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually.

Each of the fixed income funds pays dividends of net investment income, if any, approximately 10 calendar days before month end. Capital gains distributions, if any, are paid annually. The fixed income funds declare dividends of net investment income daily.
Distributions are automatically paid in the form of additional fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash

.. change the way you currently receive distributions


                                                               Account Policies

Your taxable income is the same regardless of which option you choose.

            Type of Distribution        Applicable Federal Tax Rates
            --------------------------------------------------------
            "Qualified dividend income"    Capital gains rates
            from net investment income
            Other dividends from net       Ordinary income rates
            investment income
            Short-term capital gains       Ordinary income rates
            Long-term capital gains        Capital gains rates
            Tax-free dividends             Tax-free

None of the tax-exempt funds in this prospectus intends to invest in securities whose income is subject to the alternative minimum tax. These dividends may, however, be subject to state or local income taxes.

"Qualified dividend income" is income eligible for reduced rates of federal income tax as a result of recent changes to the tax law. The portion of net investment income that will be qualified dividend income may vary from fund to fund and also from year to year. There are also minimum holding periods for fund shares before investors are eligible for the reduced rates.

Distributions from the fixed-income funds are expected to be primarily ordinary income from dividends, while distributions from the equity funds are expected to be primarily capital gains. Distributions from the tax-exempt funds are expected to be primarily tax-exempt interest income. To the extent that a Fund makes distributions that are taxed as capital gains, such capital gains may be short- or long-term depending on how long the Fund held the asset being sold. Not all fixed income fund dividends will be qualified dividend income as defined above.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid Social Security or taxpayer identification number to the Funds may be subject to federal backup withholding tax.

Whenever you redeem or exchange shares, you are likely to generate a capital gain or loss, which will be short- or long-term depending on how long you held the shares.

If you invest in a Fund shortly before an expected taxable dividend or capital gain distribution, you may end up getting part of your investment back right away in the form of taxable income, and that dividend may not be eligible for the qualified dividend income rate.

You should consult your tax advisor about your own particular tax situation.


ABUSIVE TRADING



We do not permit market timing or other abusive trading practices in BNY Hamilton Funds. The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this prospectus.



Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt fund performance. The Board of Directors of the Funds have adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize harm to the Fund and its shareholders, we reserve the right to reject, in our sole discretion applied uniformly, any purchase order (including an exchange from another BNY Hamilton Fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the BNY Hamilton Funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.



On a daily basis, the Advisor will review transaction history reports and will identify all redemptions that are within a specific time period from a previous pur-



Account Policies
chase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. In the event the Advisor identifies redemptions in excess of a specific threshold that is within 5 days of a purchase in the same account (or such multiple accounts), it will contact the Transfer Agent and the Transfer Agent will forward a report containing the past 30 days of activity in the respective account. All redemptions meeting the criteria will be investigated for possible inappropriate trading.



On a monthly basis, the Advisor will issue a report to senior management that will indicate how many transactions were reviewed in that month, any suspicious activity that was identified, and the resolution of each situation identified, whether by not allowing the investor to make additional purchases (including exchanges from other Funds), by closing particular accounts and/or, if the Advisor believes that a broker-dealer is facilitating abusive activity, by refusing to take trades from that broker-dealer.



The policies and procedures are applied uniformly to all non-omnibus accounts. Certain accounts, however, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated would not be known by the Fund. Therefore, it becomes more difficult for us to identify market timing or other abusive trading activities in these accounts, and we may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. However, to the extent possible, the Funds will monitor aggregate trading in known omnibus accounts to attempt to identify abusive or disruptive trading, focusing on transactions in excess of $250,000. To the extent abusive or disruptive trading is identified, the Funds will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Funds would address such activity directly, if it were able to do so.



The Funds do not knowingly accommodate frequent purchases and redemptions of Fund shares by investors, except as provided under the Fund's policies with respect to known omnibus accounts. In addition to the Funds' policies with respect to frequent purchases and redemptions described here, the International Equity Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another Fund. See "Making Exchanges/Redeeming Shares--Redemption Fee" above.




INVESTMENT ADVISOR


The investment advisor of these Funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $96 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $104 billion in investments for institutions and individuals.



Estabrook Capital Management, LLC, located at 1633 Broadway, New York, NY ("Estabrook") 10019, has been a wholly-owned subsidiary of The Bank of New York since 1999. Estabrook Capital Management, LLC, and predecessor companies have been managing individual portfolios for more than 60 years and currently has assets under management exceeding $2.3 billion as of March 31, 2005.



Gannett Welsh & Kotler, LLC ("GW&K"), located at 222 Berkeley St., Boston, MA 02116, is the sub-advisor for the Multi-Cap Equity Fund and Small Cap Core Equity Fund, GW&K, a wholly-owned subsidiary of The Bank of New York since May 2002, has advised individual and institutional clients since 1974 and has assets under management in excess of $6.6 billion, as of March 31, 2005.



Seix Advisors ("Seix"), located at 300 Tice Boulevard, Woodcliff Lake, NJ 07677, is the Sub- Advisor for the High Yield Fund. Seix, which was established in 1992, manages more than $23.3 billion in assets as of March 31, 2005. Seix is the fixed income division of Trusco Capital Management Inc., a subsidiary of



                                                               Account Policies

SunTrust Banks, Inc. Trusco manages more than $69.6 billion in assets as of March 31, 2005.


Advisor compensation The Advisor is responsible for all business activities and investment decisions for the Funds. In return for these services, each Fund pays the Advisor an annual fee. The following table shows the advisory fee rate paid for the fiscal year 2004.


            Fund                                           Fee
                                                        as a % of
                                                      average daily
                                                       net assets
                                                       (net of fee
                                                        waivers)
            -------------------------------------------------------
            BNY Hamilton Enhanced Income Fund             0.08
            BNY Hamilton High Yield Fund                  0.51
            BNY Hamilton Intermediate Government Fund     0.36
            BNY Hamilton Intermediate Investment
             Grade Fund                                   0.50
            BNY Hamilton Intermediate New York
            Tax-Exempt Fund                               0.33
            BNY Hamilton Intermediate Tax-Exempt Fund     0.49
            BNY Hamilton International Equity Fund        0.75
            BNY Hamilton Large Cap Equity Fund            0.60
            BNY Hamilton Large Cap Growth Fund            0.60
            BNY Hamilton Large Cap Value Fund             0.49
            BNY Hamilton Multi-Cap Equity Fund            0.55
            BNY Hamilton S&P 500 Index Fund               0.00
            BNY Hamilton Small Cap Growth Fund            0.75
            BNY Hamilton U.S. Bond Market Index Fund      0.04



The advisory fee rate for the BNY Hamilton Small Cap Core Fund, which commenced operations on March 2, 2005, is 0.75% of average daily net assets.


PORTFOLIO MANAGERS




The portfolio managers described below are primarily responsible for the day-to-day management of the Funds.



BNY Hamilton Enhanced Income Fund is managed by Thomas G. Bosh, CFA, who is a Vice President of the Advisor and who has managed the Fund since its inception in 2002. Mr. Bosh has managed other short-term, fixed income portfolios since he joined the Advisor in 1992. He has 16 years of investment and pension-related experience. Before joining the Advisor, Mr. Bosh was a financial analyst for The Interpublic Group of Companies.



BNY Hamilton High Yield Fund is managed by Michael McEachern, CFA, who has been a Senior Portfolio Manager in charge of the high yield group of Seix from 1997 through the present. He has managed the Fund since its inception in 2003. Prior to joining Seix, Mr. McEachern was a Vice President of American General Corporation from 1994 to 1997, where he was responsible for all corporate (high yield and high grade) and mortgage-backed trading and management for $28 million in fixed income assets. From 1989 to 1994, Mr. McEachern was employed at Capital Holding Corporation, where he established the high yield bond division.



BNY Hamilton Intermediate Government Fund is managed by William D. Baird, who is a Vice President of the Advisor, specializing in government, mortgage-backed and asset-backed security analysis. He has managed the Fund since 1997. He joined the Advisor in 1993 and has been managing assets since 1981.



BNY Hamilton Intermediate Investment Grade Fund is managed by Patrick K. Byrne, who is a Vice President of the Advisor and who has managed the Fund since 2002. He joined the Advisor in 1996 as a Vice President and specializes in mortgage-backed security analysis.



Account Policies

BNY Hamilton Intermediate New York Tax-Exempt Fund is managed by Colleen M. Frey, who is a Vice President of the Advisor and group head of the tax-exempt bond management division. She has managed the Fund since its inception in 1992 and joined the Advisor in 1967.



BNY Hamilton Intermediate Tax-Exempt Fund is managed by Jeffrey B. Noss, who is a Vice President of the Advisor and who has managed the Fund since its inception in 1997. He has managed other tax-exempt portfolios for the Advisor's tax-exempt bond management division since 1987.



BNY Hamilton International Equity Fund is managed by Lloyd Buchanan and Robert Windsor. Mr. Buchanan and Mr. Windsor share equally all portfolio management responsibilities in respect of the Fund and have been Portfolio Managers in the Index Fund Management Division of the Advisor since January 2002. Prior to joining the Advisor, Mr. Buchanan was a Vice President and the Chief Operating Officer of Axe Houghton Associates, Inc., an investment management subsidiary of Hoenig Group, Inc. He joined Axe Houghton in May 1988. Prior to joining the Advisor, Mr. Windsor was a Vice President and Portfolio Manager at Axe Houghton. He joined Axe Houghton in March 1984.



BNY Hamilton Large Cap Equity Fund is managed by Irene D. O'Neill, CFA, who is a Vice President of the Advisor and who has managed the Fund since October 2003. She joined the Advisor in 2002 as a portfolio manager. Prior to joining the Advisor, Ms. O'Neill was a Senior Vice President and Portfolio Manager of the Evergreen Equity Income Fund. She was employed by Evergreen Investment Management, a subsidiary of Wachovia Corporation, beginning in 1981, where she served as a securities analyst and portfolio manager.



BNY Hamilton Large Cap Growth Fund is managed by Lennis Koontz. Prior to joining The Bank of New York in 2004, Mr. Koontz was with Weiss, Peck & Greer from 2000 to 2003. At WPG he was a Managing Director and head of the large cap growth strategy and manager of the WPG Large-Cap Growth Fund. Before joining Weiss, Peck & Greer, he was a Managing Director and partner at Capital Management Associates from 1992 to 2000 where he was the co-portfolio manager and co-Chief Investment Officer for a $600 million equity portfolio. Prior to that, Mr. Koontz was Vice President for Investments at Smith Barney Capital Management, and earlier, a Managing Director and Senior Portfolio Manager at Scudder, Stevens & Clark, Inc. He began his career in the Pension Consulting Division at Paine Webber, Jackson & Curtis.



BNY Hamilton Large Cap Value Fund is managed by William C. McClean III and George D. Baker. Mr. Baker reports to Mr. McClean, although both share equal portfolio management responsibilities in respect of the Fund. Mr. McClean is a Portfolio Manager at Estabrook and has been Estabrook's President and a manager of the Fund since September 1, 2003. He joined Estabrook in 1986 after 12 years as a Manager at Brown Brothers Harriman & Co., most recently in its Foreign Investment Department. Mr. Baker has been a Portfolio Manager at Estabrook since 1996 where he is also the Director of Research. Prior to joining Estabrook, Mr. Baker was employed by Merrill Lynch since 1989 where he served as a Managing Director and Senior Energy Industry Specialist.



BNY Hamilton Multi-Cap Equity Fund is managed by Edward B. White, CFA, who has been a Principal and First Senior Vice President of GW&K for the last five years. Mr. White joined GW&K as a Principal and Senior Vice President in 1989 to direct the firm's Equity Investment Program.



BNY Hamilton S&P 500 Index Fund is managed by Kurt Zyla and Todd Rose. Mr. Rose reports to Mr. Zyla, although both share equal portfolio management responsibilities in respect of the Fund. Mr. Zyla is a Portfolio Manager and Managing Director of the Advisor. He has managed the Passive Investment Management Group of the Advisor since 1996. He joined the Advisor in 1989. Prior to his current position, he was employed by the Advisor in a number of capacities. Mr. Rose is a Portfolio Manager



                                                               Account Policies
in the Index Fund Management Division of the Advisor since 2000. Prior to joining the Index Fund Management Division, Mr. Rose worked in the Mutual Funds Accounting Division in various functions. Before joining the Advisor in 1997, Mr. Rose was a Financial Consultant at Merrill Lynch. He began his career trading futures with Linnco Futures Group in Chicago. Messrs. Zyla and Rose have managed the Fund since its inception in 2002.


BNY Hamilton Small Cap Core Equity Fund is managed by Mr. White since its inception in 2005.

BNY Hamilton Small Cap Growth Fund is managed by John C. Lui, who is a Vice President of the Advisor and who has managed the Fund since its inception in 1997. He joined the Advisor in 1995 and has been managing assets since 1987. Before joining the Advisor, Mr. Lui managed global equity and bond portfolios for Barclays Global Asset Management.


BNY Hamilton U.S. Bond Market Index Fund is managed by Mr. Baird since its inception in 2000.


The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Funds.


Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
[LOGO]

                             PAGE DEFINITION PAGE
                Insert your description of this page type here.


For More Information

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from the Fund managers on the market conditions and investment strategies that significantly affected the Fund's performance, detailed performance data, a complete inventory of the Funds' securities and a report from the Funds' auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.



PORTFOLIO HOLDINGS


The Funds will provide a full list of their holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and their top ten holdings 15 days or more after calendar quarter-end. A description of the funds' policies and procedures for disclosing their holdings is available in the Statement of Additional Information.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.


YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363


INFORMATION IS ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.



COPIES OF THIS INFORMATION MAY BE OBTAINED BY E-MAIL REQUEST TO
PUBLICINFO@SEC.GOV, OR BY WRITING:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
www.sec.gov

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-942-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]


                        BNY Hamilton Distributors, Inc.


                               3435 Stelzer Road


                              Columbus, OH 43219





                                                                04/05  BNY-0090

[LOGO] BNY
HAMILTON

                                  PROSPECTUS


                                APRIL 29, 2005


                                    [GRAPHIC]








   SMALL CAP GROWTH FUND

   INSTITUTIONAL SHARES



   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUND

 4  BNY Hamilton Small Cap Growth Fund

    CUSIP Number: Institutional Shares 05561M861


ACCOUNT POLICIES

 9  Daily NAV Calculation

10  Opening an Account/Purchasing Shares

11  Making Exchanges/Redeeming Shares

12  Distributions and Tax Considerations

13  Abusive Trading

14  Investment Advisor

14  Portfolio Manager

 FOR MORE INFORMATION

 Back Cover

BNY HAMILTON

 SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies.

PRINCIPAL INVESTMENT STRATEGY

Individual security selection is the primary investment focus, rather than industry allocation. Within the universe of small-capitalization companies whose market capitalizations are between $100 million and $2 billion, and companies that are in the Russell 2000(R) Index (without regard to their market capitalization), the Fund targets those with above-average earnings growth that have exceeded market expectations. As of March 31, 2005, the Russell 2000(R) Index included companies with market capitalizations of approximately $27 million to $6.45 billion. The Fund emphasizes companies in this group that dominate niche markets, and thus exert more control over the pricing and supply in their markets. The Fund expects the companies in which it invests to achieve sustained growth in earnings or revenues over the next two to three years. Specific factors that may suggest growth include:

.. expanded operations

.. new products or technologies

.. new distribution channels

.. generally favorable industry conditions

.. revitalized company management

To complement these core investments, the portfolio manager seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. The Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed $2 billion.

Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its Assets in small-capitalization stocks. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Since the prices of the small-capitalization stocks emphasized by the Fund have historically been more volatile than those of larger companies, the ups and downs of your investment in the Fund may be more extreme than the market as a whole.

As a group, small companies are usually relatively young, and their short track records make it difficult to build a case for sustainable long-term growth. Limited product lines, niche markets, and small capital reserves may not allow small companies to survive temporary setbacks. In a declining market, these stocks can also be hard to sell at a price that is beneficial to the Fund.

BNY Hamilton Small Cap Growth Fund

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
More Information about Risks of Investing in Small-Cap Companies and Growth Investing

Small companies tend to grow or fade quickly by their nature. Their market valuations are often based more on investors' belief in their future potential than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices have historically been more volatile than those of large-cap stocks. Growth investors are often attracted to small companies for their specialization and innovation.

Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They can grow to dominate such markets rapidly, but are also threatened by even temporary downturns.

Innovation: Bold ideas for products or services are the basis of many small companies. A company's ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.

                                             BNY Hamilton Small Cap Growth Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns/1/
(%) as of 12/31/04
------------------------------------------------------------------------------
                             [CHART]

    1995    1996    1997  1998    1999    2000    2001    2002     2003  2004
  ------  ------  -----  -----  ------  ------  ------  -------  ------  -----
   20.92   29.97   9.39   7.89   97.22   -1.41   -11.69  -22.12   37.73   5.59

Best Quarter: Q4 '99 +54.82  Worst Quarter: Q3 '01 -20.79

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

            Average annual total returns (%) as of 12/31/04*
            -------------------------------------------------------

                                            1 Year 5 Years 10 Years
            -------------------------------------------------------
            Institutional Shares Return
             Before Taxes/1/                 5.59   -0.28   13.69
            Institutional Shares Return
             After Taxes on
             Distributions/1/                4.65   -1.66   12.30
            Institutional Shares Return
             After Taxes on
             Distributions and Sale of
             Fund Shares/1/                  4.81   -0.62   11.73
            Russell 2000(R) Index (reflects
             no deduction for fees,
             expenses or taxes)/2/          18.33    6.60   11.53

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 For Institutional Shares before 4/1/97 (when the Fund's Institutional Shares were first registered), performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the Fund. Although the figures have been adjusted to attempt to reflect expenses associated with the Fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the additional restrictions imposed on mutual funds, including the Fund.
2 The Russell 2000(R) is an unmanaged index of small U.S. companies.

BNY Hamilton Small Cap Growth Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.

               Fee table (% of average net assets)
               --------------------------------------------------

                                                    Institutional
                                                       Shares
               --------------------------------------------------
               Shareholder Fees                         None

               Annual Operating Expenses (expenses
                that are deducted from fund assets)
               --------------------------------------------------
               Management fee                           0.75
               Distribution (12b-1) fees                None
               Other expenses/(a)/                      0.19

               Total annual operating expenses          0.94

(a)Restated to reflect current administration fees.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   96     300     520    1,155

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses.


                                             BNY Hamilton Small Cap Growth Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.

                                                                        Year Ended December 31,
Institutional Shares                                            2004     2003     2002     2001     2000
----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                            15.63    11.89    15.53    17.83    22.78
                                                              -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment loss                                           (0.10)   (0.07)   (0.08)   (0.07)   (0.12)
  Net realized and unrealized gain (loss) on investments         0.93     4.53    (3.36)   (2.01)   (0.38)
                                                              -------  -------  -------  -------  -------
  Total gain (loss) from investment operations                   0.83     4.46    (3.44)   (2.08)   (0.50)
Distributions:
  Distributions from capital gains                              (0.92)   (0.72)   (0.20)   (0.22)   (4.45)
                                                              -------  -------  -------  -------  -------
Net asset value at end of year                                  15.54    15.63    11.89    15.53    17.83
                                                              -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(a)/        5.59    37.73   (22.12)  (11.69)   (1.41)

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                           731,151  456,239  283,668  348,753  404,735
Ratio of expenses (after reduction) to average net assets        0.98     1.06     1.06     1.05     1.04
Ratio of expenses (before reduction) to average net assets       0.98     1.06     1.06     1.05     1.04
Ratio of net investment loss (after reduction) to average net
 assets                                                         (0.63)   (0.55)   (0.58)   (0.42)   (0.51)
Portfolio turnover rate                                            67       42       31       53       47

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Small Cap Growth Fund

ACCOUNT POLICIES

This prospectus describes the Institutional Shares for BNY Hamilton Small Cap Growth Fund. Institutional Shares do not have 12b-1 fees and have generally lower operating expenses than other share classes of the Fund, which improves investment performance. Institutional Shares are available only to (1) institutions that invest over $1,000,000 or (2) investors who have specific asset management relationships with the Advisor. Any institution (including the Advisor and its affiliates) acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying account at the institution is eligible to invest in Institutional Shares. Institutional Shares may not be purchased by individual investors, either directly or through brokerage accounts. Notwithstanding the preceding restriction, any client of a registered investment advisor that has a selling arrangement with BNY Hamilton Distributors, Inc., which client invests $1,000,000 or more in the aggregate in Institutional Shares, is also eligible to invest in Institutional Shares through the Advisor. In addition, shareholders who hold, as of January 26, 2004, Institutional Shares of a Fund will be grandfathered for so long as they continue to hold Institutional Shares of a Fund and thus will not be required to meet these eligibility requirements in respect of future purchases of Institutional Shares of the Fund.

All other investors may purchase Class A Shares or Class C Shares of the Fund. Please see the Class A Shares and Class C Shares prospectuses for more information. If you want to purchase, exchange or redeem Institutional Shares, contact your Bank of New York representative.

DAILY NAV CALCULATION

The Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) each day that the exchange is open. When market prices are not available, the Fund will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors.

Purchase orders received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the NAV calculated at that day's close.

The Fund, invests, or may invest, in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment may change on days when you will be unable to purchase or redeem shares.

                                                               Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES

Open an account                                    Add to your investment
-----------------------------------------------------------------------------------------------------------

Mail
-----------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to the BNY Hamilton Funds,
check payable directly to the BNY Hamilton Funds,  Inc. to:
Inc. to:
                                                   BNY Hamilton Funds, Inc.
BNY Hamilton Funds, Inc.                           P.O. Box 182785
P.O. Box 182785                                    Columbus, OH 43218-2785
Columbus, OH 43218-2785

For all enrollment forms, call 1-800-426-9363

Wire
-----------------------------------------------------------------------------------------------------------
The funds do not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 1-800-426-9363 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your fund]                                  Attn: [your fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of the Fund's average net assets attributable to customers of those shareholder servicing agents.

Purchases by personal check Checks should be in U.S. dollars and payable to the specific Fund. The Fund does not accept third-party checks, money orders, credit card convenience checks or travelers checks. Additionally, bank starter checks are not accepted for the initial purchase into funds. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.

Wire transactions The Fund does not charge a fee for wire transfers from your bank to the Fund. However, your bank may charge a service fee for wiring funds.

Account Policies

MAKING EXCHANGES/REDEEMING SHARES

To exchange shares between mutual funds            To redeem shares
-----------------------------------------------------------------------------------------------------------------

Phone
-----------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request or a check can be mailed to you at the address of record on the following business day.

Mail
-----------------------------------------------------------------------------------------------------------------
Your instructions should include:                  Your instructions should include:
.. your account number                              .your account number
.. name of the fund and number of shares or dollar  .name of the fund and number of shares or dollar amount
  amount you want to exchange.                      you want to redeem.

                                                   A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send the proceeds to a different address or to different banking Instructions than what is on file.
                                                   .you have changed your account address within the last 10
                                                    days

Dealer
-----------------------------------------------------------------------------------------------------------------
Contact your broker-dealer.                        Contact your broker-dealer.

MAKING EXCHANGES/REDEEMING SHARES

As with purchase orders, redemption requests received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the offering price calculated at that day's close.

Minimum account balances If your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days, to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.

Exchange minimums You may exchange shares of the same class between Funds. From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

Reserved Rights: The Fund reserves the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect the Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the

                                                               Account Policies

New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program The Fund's transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such action as they deem reasonable or required by law.

DISTRIBUTIONS AND TAX CONSIDERATIONS

BNY Hamilton Small Cap Growth Fund declares and pays dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually.

Dividends and distributions are automatically paid in the form of additional fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash

.. change the way you currently receive distributions

Your taxable income is the same regardless of which option you choose.

            Type of Distribution        Applicable Federal Tax Rates
            --------------------------------------------------------
            "Qualified dividend income"    Capital gains rates
            from net investment income
            Other dividends from net       Ordinary income rates
            investment income
            Short-term capital gains       Ordinary income rates
            Long-term capital gains        Capital gains rates

"Qualified dividend income" is income eligible for reduced rates of federal income tax as a result of recent changes to the tax law. The portion of net investment income that will be qualified dividend income may vary from fund to fund and also from year to year. There are also minimum holding periods for fund shares before investors are eligible for the reduced rates.

Distributions from the Fund are expected to be primarily capital gains. To the extent that the Fund makes distributions that are taxed as capital gains, such capital gains may be short- or long-term depending on how long the Fund held the asset being sold.

The Fund issues detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid Social Security or taxpayer identification number to the Fund may be subject to federal backup withholding tax.

Whenever you redeem or exchange shares, you are likely to generate a capital gain or loss, which will be short- or long-term depending on how long you held the shares.

If you invest in the Fund shortly before an expected taxable dividend or capital gain distribution, you may end up getting part of your investment back right away in the form of taxable income, and that dividend may not be eligible for the qualified dividend income rate.

You should consult your tax advisor about your own particular tax situation.


Account Policies

ABUSIVE TRADING

We do not permit market timing or other abusive trading practices in BNY Hamilton Funds. The Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Fund reserves the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this prospectus.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt fund performance. The Board of Directors of the Fund has adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize harm to the Fund and its shareholders, we reserve the right to reject, in our sole discretion applied uniformly, any purchase order (including an exchange from another BNY Hamilton Fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a BNY Hamilton Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

On a daily basis, the Advisor will review transaction history reports and will identify all redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. In the event the Advisor identifies redemptions in excess of a specific threshold that is within 5 days of a purchase in the same account (or such multiple accounts), it will contact the Transfer Agent and the Transfer Agent will forward a report containing the past 30 days of activity in the respective account. All redemptions meeting the criteria will be investigated for possible inappropriate trading.

On a monthly basis, the Advisor will issue a report to senior management that will indicate how many transactions were reviewed in that month, any suspicious activity that was identified, and the resolution of each situation identified, whether by not allowing the investor to make additional purchases (including exchanges from other Funds), by closing particular accounts and/or, if the Advisor believes that a broker-dealer is facilitating abusive activity, by refusing to take trades from that broker-dealer.

The policies and procedures are applied uniformly to all non-omnibus accounts. Certain accounts, however, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated would not be known by the Fund. Therefore, it becomes more difficult for us to identify market timing or other abusive trading activities in these accounts, and we may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. However, to the extent possible, the Fund will monitor aggregate trading in known omnibus accounts to attempt to identify abusive or disruptive trading, focusing on transactions in excess of $250,000. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

The Fund does not knowingly accommodate frequent purchases and redemptions of Fund shares by investors, except as provided under the Fund's policies with respect to known omnibus accounts.


                                                               Account Policies

INVESTMENT ADVISOR

The investment advisor of the Fund is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $96 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $104 billion in investments for institutions and individuals.

Advisor compensation The Advisor is responsible for all business activities and investment decisions for the Fund. In return for these services, the Fund pays the Advisor an annual fee of 0.75% of average daily net assets.

PORTFOLIO MANAGER

John C. Lui is primarily responsible for the day-to-day management of the Fund. Mr. Lui is a Vice President of the Advisor and has managed the Fund since its inception in 1997. He joined the Advisor in 1995 and has been managing assets since 1987. Before joining the Advisor, Mr. Lui managed global equity and bond portfolios for Barclays Global Asset Management.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.


Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

                             PAGE DEFINITION PAGE
                Insert your description of this page type here.


For More Information

ANNUAL AND SEMI-ANNUAL REPORTS
These include commentary from the Fund managers on the market conditions and investment strategies that significantly affected the Fund's performance, detailed performance data, a complete inventory of the Funds' securities and a report from the Funds' auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS
The fund will provide a full list of its holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and its top ten holdings 15 days or more after calendar quarter-end. A description of the fund's policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

INFORMATION IS ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION MAY BE OBTAINED BY E-MAIL REQUEST TO
PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
www.sec.gov

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-942-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]

                        BNY Hamilton Distributors, Inc.
                               3435 Stelter Road
                              Columbus, OH 43219

                                                               BYPUSCAPG  04/05

                                    [GRAPHIC]










                                Classic Shares
     New Covenant Funds

         Treasury Money Fund                                         Prospectus

[LOGO]

                        Advised by The Bank of New York

                                April 29, 2005



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUND

 5  BNY Hamilton Treasury Money Fund


SERVICES PROVIDED

 8  Services Provided


ACCOUNT POLICIES

 9  Daily NAV Calculation

 9  Distribution (12b-1) Plan

 9  Distributions and Tax Considerations

10  Purchasing and Redeeming Classic Shares

11  Abusive Trading

12  Investment Advisor

12  Portfolio Manager


 FOR MORE INFORMATION

Back Cover

 FUND CUSIP NUMBERS


 TREASURY MONEY FUND


     CUSIP Number: Classic Shares 05561M747


     Ticker Symbol: BYCXX

BNY HAMILTON

 TREASURY MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.


PRINCIPAL INVESTMENT STRATEGY


The Fund seeks to maintain a stable $1 share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities include:

.. Treasury bills

.. Treasury notes

.. Treasury bonds

.. repurchase agreements fully collateralized by U.S. Treasury obligations

The maximum allowable maturity for any individual security is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity. The Fund may invest in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

Since the Fund invests only in U.S. Treasury obligations and repurchase agreements based on them, its yield may lag other money market funds that invest in higher-yielding securities with some credit risk. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.
--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating
All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. U.S. Treasury obligations automatically meet the most stringent credit quality requirements. In addition, the fund's weighted average maturity may not exceed 60 days.

                                               BNY Hamilton Treasury Money Fund

PAST PERFORMANCE



The following chart demonstrates the risks of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.



Annual total returns
(%) as of 12/31/04/1/
-------------------------------------------------------
                                          [CHART]


     2000      2001      2002      2003      2004
     -----     -----     -----    ------    ------
     5.56      3.42      1.03      0.43      0.59


Best Quarter: Q3 '00 +1.45  Worst Quarter: Q1 '04 +0.07



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.



                   Average annual total returns (%) as of 12/31/04*
                   ------------------------------------------------

                                                           Since
                                       1 Year   5 Years  Inception
                   ------------------------------------------------
                   Classic Shares/1/    0.59     2.19      2.44



*Assumptions: All dividends and distributions reinvested.



FEES AND EXPENSES



The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out of pocket expenses.



              Fee table (% of average net assets)
              ----------------------------------------------------

                                                           Classic
                                                           Shares
              ----------------------------------------------------
              Shareholder Fees                              None

              Annual Operating Expenses (expenses that are
               deducted from fund assets)
              ----------------------------------------------------
              Management fee                                0.10
              Distribution (12b-1) fees                     0.25
              Servicing fee                                 0.25
              Other expenses/(a)/                           0.13

              Total annual operating expenses               0.73





(a)Restated to reflect current administration fees.



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.



                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Classic Shares   75     233     406     906



*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.


--------------------------------------------------------------------------------

1 Classic Shares were first offered on 4/30/99.


BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                    Year Ended December 31,
                                                            2004     2003     2002     2001     2000
------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         1.00     1.00     1.00     1.00     1.00
                                                          -------  -------  -------  -------  -------
Gain from investment operations:
  Net investment income                                     0.006    0.004    0.010    0.034    0.054
Dividends:
  Dividends from net investment income                     (0.006)  (0.004)  (0.010)  (0.034)  (0.054)
                                                          -------  -------  -------  -------  -------
Net asset value at end of year                               1.00     1.00     1.00     1.00     1.00
                                                          -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(a)/    0.59     0.43     1.03     3.42     5.56

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       297,459  353,307  288,290  289,014  299,631
Ratio of expenses to average net assets                      0.71     0.72     0.73     0.74     0.75
Ratio of net investment income to average net assets         0.57     0.42     1.03     3.33     5.47





(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


                                               BNY Hamilton Treasury Money Fund

SERVICES PROVIDED


SHAREHOLDER SERVICING PLANS


The Advisor (The Bank of New York) has entered into servicing agreements with certain institutions (shareholder organizations), including the New Covenant Funds, that invest in Classic Shares of the Fund for their customers. Under these agreements, the institutions provide support services to their customers, and the Fund, in turn, pays the institutions 0.25% (annualized) of the average daily NAV of its customers' Classic Shares.


Services that the shareholder organizations are responsible for providing to their customers include the following:

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor


.. providing automatic reinvestment of customers' cash balances in other investment accounts in Classic Shares, if requested


.. processing customers' dividend payments

.. providing periodic statements to their customers

.. arranging for bank wires

.. providing adequate customer support facilities

.. performing all necessary sub-accounting

.. forwarding shareholder communications from the Fund

Some shareholder organizations may charge their customers additional fees for their services connected with investments in the Fund. If so, they are required to disclose them. Their customers should read this prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of the Fund's average net assets attributable to customers of those shareholder servicing agents.

Fee waivers The Fund's service providers normally pay all expenses in connection with the performance of their services, while the Fund pays its own operating expenses. During the course of the Fund's fiscal year, the administrator and/or Advisor may voluntarily reduce their fees or pay certain Fund expenses. This will have the effect of increasing investors' yields. But the Advisor and/or administrator may still be reimbursed by the Fund before the end of the fiscal year. If so, investors' yields will then decrease correspondingly.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

QUARTERLY STATEMENTS

Shareholders receive quarterly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

Services Provided

ACCOUNT POLICIES

DAILY NAV CALCULATION


The Fund calculates its net asset value per share (NAV) at 4:30 p.m. eastern time each business day (Monday through Friday), though it may not do so on a day when no purchase or redemption orders are received. A business day is a day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open and any other day during which trading in the Fund's portfolio securities could materially affect the Fund's NAV. The Fund uses the amortized cost method to value its securities. When market prices are not available, the Fund will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors. Dividends and expenses accrue daily.


Purchase orders received by the transfer agent or its designee before 4:30 p.m. eastern time will be executed at the offering price calculated at that day's close.


DISTRIBUTION (12b-1) PLAN



The directors have adopted a 12b-1 distribution plan with respect to the Classic Shares of the Fund. The plan permits the Fund to reimburse the Distributor for distribution expenses in an amount up to 0.25% of the annual average daily net assets of Classic Shares.



These fees are paid out of fund assets on an ongoing basis, and over time, they could cost you more than paying other types of sales charges.


DISTRIBUTIONS AND TAX CONSIDERATIONS


Net investment income for Classic Shares of the Fund will be determined immediately before calculation of NAV each business day. Classic Shares will begin earning dividends on the first business day their purchase is effective.



Net investment income for Classic Shares of the Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration. The Fund automatically pays distributions in the form of additional Fund shares. Notify the New Covenant Funds in writing to:


.. choose to receive distributions in cash

.. change the way you currently receive distributions

Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in the Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.

                  Type of Distribution     Federal Tax Status
                  -------------------------------------------
                  Dividends from net        ordinary income
                  investment income
                  Short-term capital gains  ordinary income

The Fund does not expect to realize long-term capital gains or losses. Distributions from the Fund are expected to be primarily ordinary income from dividends.

The Fund issues detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the Fund may be subject to federal backup withholding tax and charges against their accounts related to fines.

You should consult your tax advisor regarding your own particular tax situation.

                                                               Account Policies

PURCHASING AND REDEEMING

CLASSIC SHARES


Minimum investment requirements



                                     Minimum    Minimum
                                     Initial   Continuing Minimum
              Account type         Investments Investment balance
              ---------------------------------------------------
              IRA                     $250        $ 25      N/A
              Regular Account         $500        $100     $500
              Automatic Investment
               Program                $500        $ 50      N/A




*Customers of the New Covenant Funds (one of the Fund's shareholder organizations) are subject to a $500 initial investment minimum for their accounts held through the New Covenant Funds.


Investors holding Fund shares in accounts through the New Covenant Funds who wish to transmit requests to open an account, add to an existing account or sell shares of the Fund by mail or to make an investment by wire should follow the instructions set forth below:



 - Mail your request

   By U.S. Mail to:
   New Covenant Funds
   Attn: Shareholder Services
   PO Box 182959
   Columbus, Ohio 43218-2959

   By Overnight Courier to:
   New Covenant Funds
   Attn: Shareholder Services
   3435 Stelzer Road
   Columbus, Ohio 43219


 - By Wire:

   To make an investment in the Fund or to add to an existing account by wire, call 877-835-4531 for instructions.




Fund shares are redeemed at the next NAV per share calculated after the New Covenant Funds receives the purchase order. The Fund does not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Checks should be in U.S. dollars and payable to the Fund. The Fund does not accept third-party checks, money orders, credit card convenience checks or travelers checks. Additionally, bank starter checks are not accepted for the initial purchase into the Fund. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until the purchase check clears, which may take up to ten business days.


Investors are entitled to purchase, exchange or redeem shares by telephone at 877-835-4531 at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the New Covenant Funds in writing if you want to disable telephone transactions.

Once an account through the New Covenant Funds has been opened with a minimum investment of $500, you can make additional purchases of shares with the automatic withdrawal of monies from your bank account.

The Fund does not issue share certificates.

Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received by the New Covenant Funds before the close of business. In order for the Advisor to manage the Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $3 million.

Reserved rights: The Fund reserves the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect the Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon


Account Policies
redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program The Fund's transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Checkwriting privileges Checkwriting privileges are available by request to investors holding Fund shares in accounts held through the New Covenant Funds. The minimum check amount is $100 with a maximum amount of $5,000,000. There is no fee for writing checks, but the New Covenant Funds will charge for stop payments or overdrafts. You cannot close your account by writing a check.

The New Covenant Funds reserve the right to impose a fee or terminate this service upon notice to shareholders.


ABUSIVE TRADING



We do not permit market timing or other abusive trading practices in BNY Hamilton Funds. The Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Fund reserves the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this prospectus.



Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt fund performance. The Board of Directors of the Fund has adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize harm to the Fund and its shareholders, we reserve the right to reject, in our sole discretion applied uniformly, any purchase order (including an exchange from another BNY Hamilton Fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a BNY Hamilton Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.



On a daily basis, the Advisor will review transaction history reports and will identify all redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. In the event the Advisor identifies redemptions in excess of a specific threshold that is within 5 days of a purchase in the same account (or such multiple accounts), it will contact the Transfer Agent and the Transfer Agent will forward a report containing the past 30 days of activity in the respective account. All redemptions meeting the criteria will be investigated for possible inappropriate trading.



On a monthly basis, the Advisor will issue a report to senior management that will indicate how many transactions were reviewed in that month, any suspicious activity that was identified, and the resolution of each situation identified, whether by not allowing the investor to make additional purchases (including exchanges from other Funds), by closing particular accounts and/or, if the Advisor believes that a broker-dealer is facilitating abusive activity, by refusing to take trades from that broker-dealer.



The policies and procedures are applied uniformly to all non-omnibus accounts. Certain accounts, however, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases



                                                               Account Policies
and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated would not be known by the Fund. Therefore, it becomes more difficult for us to identify market timing or other abusive trading activities in these accounts, and we may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. However, to the extent possible, the Fund will monitor aggregate trading in known omnibus accounts to attempt to identify abusive or disruptive trading, focusing on transactions in excess of $250,000. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.



The Fund does not knowingly accommodate frequent purchases and redemptions of Fund shares by investors, except as provided under the Fund's policies with respect to known omnibus accounts.


INVESTMENT ADVISOR


The investment advisor of the Fund is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $96 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $104 billion in investments for institutions and individuals.


Advisor compensation: The Advisor is responsible for all business activities and investment decisions for the Fund. In return for these services, the Fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly at an annual rate of 0.10% of average daily net assets.

PORTFOLIO MANAGER


Sammi P. Joseph is a vice president of the Advisor and has managed the Fund since 2004. He joined the Advisor in 1987 and has been managing assets since 1995.



Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
[LOGO] NEW
COVENANT
FUNDS(R)

FOR MORE INFORMATION



ANNUAL AND SEMI-ANNUAL REPORTS



These include commentary from the fund manager on the market conditions and investment strategies that significantly affected the fund's performance, detailed performance data, a complete inventory of the fund's securities and a report from the fund's auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.



PORTFOLIO HOLDINGS



The fund will provide a full list of its holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and its top ten holdings 15 days or more after calendar quarter-end. A description of the fund's policies and procedures for disclosing its holdings is available in the Statement of Additional Information.



STATEMENT OF ADDITIONAL INFORMATION (SAI)



The SAI contains more detailed disclosure on features and policies of the fund. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.



YOU CAN OBTAIN THE SAI FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUND BY CONTACTING YOUR DEALER OR:



New Covenant Funds Distributor, Inc.


P.O. Box 182959


Columbus, OH 43218-2959


877-835-4531



INFORMATION IS ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.



COPIES OF THIS INFORMATION MAY BE OBTAINED BY E-MAIL REQUEST TO
PUBLICINFO@SEC.GOV, OR BY WRITING:



Securities and Exchange Commission


Public Reference Section


Washington, DC 20549-0102





FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:



202-942-8090



Note: The SEC requires a duplicating fee for paper copies.



SEC File Number: 811-6654


[LOGO]


                              NEW COVENANT FUNDS


                              TREASURY MONEY FUND


                                CLASSIC SHARES



                        ADVISED BY THE BANK OF NEW YORK



                               3435 Stelzer Road


                              Columbus, OH 43219




                                                                    FDN12-05-11

                                                                  Van Eck Global

                                  VAN ECK FUNDS

                                   Money Fund

                                   Prospectus

                         ADVISED BY THE BANK OF NEW YORK

                                 April 29, 2005

These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.

SEC Registration Number: 811-6654
#533615

For more detailed information, see the Statement of Additional Information
(SAI), which is incorporated by reference into this prospectus.

Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

..    Call Van Eck at 1-800-826-1115, or visit the Van Eck website at
     www.vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

..    Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

..    Reports and other information about the Fund are available on the EDGAR
     Database on the SEC's internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

The fund will provide a full list of its holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and its top ten holdings 15 days or more after calendar quarter-end. A description of the fund's policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

                                  VAN ECK FUNDS
                                   Money Fund
                         ADVISED BY THE BANK OF NEW YORK

                                 Van Eck Global
                              c/o DST Systems, Inc.
                                 P.O. Box 218407
                        Kansas City, Missouri 64121-8407
                                 1-800-544-4653

          About the fund

          3    BNY Hamilton Money Fund

          Services provided

          6    Services Provided

          Account policies

          7    Daily NAV Calculation

          7    Distributions and Tax Considerations

          7    Distribution (12b-1) Plan

          7    Purchases, Redemptions, Exchanges, and Transfers

          10   Investment Advisor

          10   Portfolio Manager

          For More Information

          Back Cover

                                                         Money Fund Prospectus 1

BNY HAMILTON

     Money fund
     Classic Shares

Investment Objective

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments.

Portfolio Management Strategy

The Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less. The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

..    corporations

..    banks

..    governments

..    U.S. agencies, states, and municipalities

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

Main Investment Risks

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform-form its peers. Any of the money market securities held by the Fund could be downgraded in credit rating below minimum standards or go into default.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------

Money Funds and the AAA/Aaa Rating

All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. First, the fund's weighted average maturity may not exceed 60 days.

In addition--

To obtain Standard & Poor's AAA:

..    Investments must have a minimum rating of A-1.

..    Fifty percent of the fund's assets must be invested in securities with the highest short-term credit rating- A-1+.

To obtain Moody's Aaa rating:

..    Investments must have Moody's highest short-term credit rating-P-1.

                                                         Money Fund Prospectus 3

Past Performance

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

[GRAPH APPEARS HERE]

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

-------------------------------------------------------------
Average annual total returns (%) as of 12/31/04*
-------------------------------------------------------------
                     1 Year      5 Year      Since Inception
-------------------------------------------------------------
Classic Shares/1/     0.68        2.31            3.39
-------------------------------------------------------------

*    Assumptions: All dividends and distributions reinvested.

Fees and Expenses

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since this fund is "no-load", shareholders pay no fees or out of pocket expenses.

-------------------------------------------------------------
Fee table (% of average net assets)
-------------------------------------------------------------
                                                   Classic
                                                   Shares
-------------------------------------------------------------
Shareholder Fees                                    None

Annual Operating Expenses (expenses
 that are deducted from fund assets)
-------------------------------------------------------------
Management fee                                      0.10
Distribution (12b-1) fees                           0.25
Servicing fee                                       0.25
Other expenses (a)                                  0.10

Total annual operating expenses                     0.70
-------------------------------------------------------------

(a)  Restated to reflect current administration fees.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

-------------------------------------------------------------
Expenses on a $10,000 investment* ($)
-------------------------------------------------------------
                     1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------
Classic Shares         72        224        390         871
-------------------------------------------------------------
* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

----------
/1/  Classic Shares were first offered on 12/4/95.

4 Money Fund Prospectus

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------------------
                                                                 Year Ended December 31,
                                                   2004         2003        2002         2001     2000
--------------------------------------------------------------------------------------------------------
Per-Share Data ($)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                  1.00        1.00        1.00        1.00      1.00
                                                 -------------------------------------------------------
Gain from investment operations:
  Net investment income                              0.007       0.005       0.011       0.035     0.056
Dividends
  Dividends from net investment income              (0.007)     (0.005)     (0.011)     (0.035)   (0.056)
                                                 -------------------------------------------------------
Net asset value at end of year                        1.00        1.00        1.00        1.00      1.00
                                                 -------------------------------------------------------
Total return (%)                                      0.68        0.49        1.15        3.57      5.78

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)              1,036,872   1,017,653   1,085,726   1,125,853   983,197
Ratio of expenses to average net assets               0.71        0.73        0.73        0.73      0.74
Ratio of net investment income to average net         0.68        0.49        1.14        3.51      5.64
 assets
--------------------------------------------------------------------------------------------------------

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                                         Money Fund Prospectus 5

Services Provided

Shareholder Servicing Plans

The Advisor (The Bank of New York) has entered into servicing agreements with certain institutions (shareholder organizations), including the Van Eck Funds and Van Eck Funds, Inc. (collectively, "Van Eck Funds") that invest in Classic Shares of the BNY Hamilton Money Fund for their customers. Under these agreements, the institutions provide support services to their customers, and the Fund, in turn, pays the institutions 0.25% (annualized) of the average daily NAV of its customers' Classic Shares.

Services that the shareholder organizations are responsible for providing to their customers include the following:

..    aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor

..    providing optional account services, if requested

..    processing customers' dividend payments

..    providing periodic statements to their customers

..    arranging for bank wires

..    providing adequate customer support facilities

..    performing all necessary sub-accounting

..    forwarding shareholder communications from the Fund

Some shareholder organizations may charge their customers additional fees for their services connected with investments in the Fund. If so, they are required to disclose them. Their customers should read this prospectus along with the terms governing their accounts. Currently, the Van Eck Funds do not charge additional fees for its services, but reserves the right to do so in the future.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of the Fund's average net assets attributable to customers of those shareholder servicing agents.

Fee waivers The Fund's service providers normally pay all expenses in connection with the performance of their services, while the Fund pays its own operating expenses. During the course of the Fund's fiscal year, the administrator and/or Advisor may voluntarily reduce their fees or pay certain Fund expenses. This will have the effect of increasing investors' yields. But the Advisor and/or administrator may still be reimbursed by the Fund before the end of the fiscal year. If so, investors' yields will then decrease correspondingly.

Quarterly Statements

Shareholders receive quarterly statements, reflecting all account activity, including dividends reinvested in additional shares or paid as cash. Confirmations of each purchase, exchange or redemption will be mailed to each shareholder, unless their shares are held by a financial institution that will provide such statements and confirmations.

Householding

If more than one member of a household is a shareholder of any of the funds in the Van Eck Family of Funds, regulations allow single copies of shareholder reports, proxy statements, prospectuses and prospectus supplements to be mailed in one envelope to a shared address for multiple shareholders ("householding"). However, if you prefer to continue to receive such mailings separately now or in the future, please call Van Eck Account Assistance at 1-800-544-4653.

6 Money Fund Prospectus

Account Policies

Daily NAV Calculation

The Fund calculates its net asset value per share (NAV) at 4:30 p.m. Eastern Time each business day (Monday through Friday), though it may not do so on a day when no purchase or redemption orders are received. A business day is a day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open and any other day during which trading in the Fund's portfolio securities could materially affect the Fund's NAV. The Fund uses the amortized cost method to value its securities. When market prices are not available, the Fund will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors. Dividends and expenses accrue daily.

The Fund may invest in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in this Fund may change on days when you will be unable to purchase or redeem shares.

Distributions and Tax Considerations

Your Fund shares begin earning declared daily dividends on the next business day after a purchase is effective and will earn the declared daily dividend on the redemption trade date. (Purchases must be received by Van Eck Fund's Shareholder Servicing Agent, DST Systems, Inc., before the close of the New York Stock Exchange, usually 4:00 p.m. Eastern Time.) Dividends will be declared daily and, if declared, paid monthly. Such dividends and distributions are automatically reinvested into your account (unless you elect cash payment) without a sales charge. You may elect cash payment either on your original Van Eck Account Application, or by calling Van Eck Account Assistance at 1-800-544-4653.

Divmove: You can have your cash dividends from the Fund automatically invested in Class A shares of another Van Eck Fund. Dividends are invested on the payable date without a sales charge. For details and an Application, call Van Eck Account Assistance at 1-800-544-4653.

Your taxable income is the same if you choose to receive your dividends in cash or have them automatically reinvested into your account in the Fund. Consult your tax adviser for details regarding your own particular tax situation.

The Fund does not expect to realize long-term capital gains or losses. Distributions from the Fund are expected to be primarily ordinary income from dividends.

Distribution (12b-1) Plan

The directors have adopted a 12b-1 distribution plan with respect to the Classic Shares of the Fund. The plan permits the Fund to reimburse the Distributor for distribution expenses in an amount up to 0.25% of the annual average daily net assets of Classic Shares.

These fees are paid out of Fund assets on an ongoing basis, and over time, they could cost you more than paying other types of sales charges.

Purchases, Redemptions, Exchanges, and Transfers

Through a Broker or Agent
The Fund has no sales charge, whether you use a broker or agent or not. Some brokers or agents may charge a fee for their services. Contact your broker or agent for details.

Through Van Eck's Shareholder Servicing Agent, DST Systems, Inc. (DST)
You may purchase, redeem, exchange, or transfer ownership of shares directly through DST by mail or telephone, as stated below.

The mailing address at DST is:
Van Eck Global
P.O. Box 218407
Kansas City, MO 64121-8407

                                                         Money Fund Prospectus 7

For overnight delivery:
Van Eck Global
210 W. 10th St., 8th Fl.
Kansas City, MO 64105-1802

Non-resident aliens cannot make a direct investment to establish a new account in the Funds, but may invest through their broker or agent and certain foreign financial institutions that have agreements with Van Eck.

To telephone the Van Eck Funds at DST, call Van Eck's Account Assistance at 1-800-544-4653.

Purchase By Mail
To make an initial purchase, complete the Van Eck Account Application and mail it with your check made payable to Van Eck Funds. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, starter checks, money orders, travelers checks, cashier checks, checks drawn on a foreign bank, or checks not in U.S. Dollars. There are separate applications for Van Eck retirement accounts. For further details, see the Application or call Account Assistance.

Telephone Redemption-Proceeds By Check 1-800-345-8506
If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including Van Eck sponsored retirement plans.

Expedited Redemption--Proceeds By Wire 1-800-345-8506
If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.

Written Redemptions
Your written redemption request must include:

..    Fund and account number.

..    Number of shares or dollar amount to be redeemed, or a request to sell "all shares."

..    Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in case of estates, trusts, guardianships, custodians, partnerships and corporations, as requested by DST.

..    Special instructions, including bank wire information or special payee or address.

A signature guarantee for each account holder will be required if:

..    The redemption is for $50,000 or more.

..    The redemption amount is wired.

..    The redemption amount is paid to someone other than the registered owner.

..    The redemption amount is sent to an address other than the address of record.

..    The address of record has been changed within the past 30 days.

Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.

8 Money Fund Prospectus

Check Writing
If your account has the optional Redemption By Check Privilege, you can write checks against your account for a minimum of $250 and a maximum of $5 million. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.

Telephone Exchange 1-800-345-8506
If your account has the optional Telephone Exchange Privilege, you can exchange between Class A shares of the Van Eck Funds, with no sales charge. (Shares originally purchased into the Fund or previously into the Van Eck U.S. Government Money Fund that paid no sales charge may pay an initial sales charge the first time they are exchanged from the Fund into another Van Eck Class A fund.) Shares must be on deposit in your account to be eligible for exchange. For further details regarding exchanges, please see the Application, "Frequent Trading Policy" and "Unauthorized Telephone Requests" below, or call Account Assistance.

Written Exchanges
Written requests for exchange must include:

..    The fund and account number to be exchanged out of

..    The fund to be exchanged into

..    Directions to exchange "all shares" or a specific number of shares or dollar amount

..    Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships, and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in "Telephone Exchange" above.

Transfer of Ownership
Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.

Frequent Trading Policy
The Fund may reject a purchase order for any reason and may limit or reject an exchange transaction if Van Eck Securities Corporation ("Van Eck"), distributor for the Van Eck Funds, believes that a shareholder is engaging in market timing activities that are prohibited by the Van Eck Funds.

Unauthorized Telephone Requests
Like most financial organizations, Van Eck, the Fund, and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller's identity and authority to act on the account are not followed. If you do not want to authorize the Telephone Exchange or Redemption Privilege on your eligible account, you must refuse it on the Account Application, broker/agent instructions or by written notice to DST. Van Eck, the Fund, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.

Automatic Investment Plan
You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an application, contact Account Assistance.

Automatic Exchange Plan
You may authorize DST to periodically exchange a specified dollar amount from your account in the Fund to Class A shares of the Van Eck Funds. See "Telephone Exchange" above. For further details and to request an Application, contact Account Assistance.

                                                         Money Fund Prospectus 9

Automatic Withdrawal Plan
You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more to establish the Plan. For further details and to request an Application, contact Account Assistance.

Minimum Purchase
An initial purchase of $1,000 and subsequent purchases of $100 dollars or more are required for non-retirement accounts. There are no purchase minimums for any retirement or pension plan account, for any account using the Automatic Investment Plan, or for any other periodic purchase program. Minimums may be waived for subsequent purchases through "wrap fee" asset allocation and similar programs offered by certain financial institutions.

Account Value and Redemption
If the value of your account falls below $1000 after the initial purchase, each Fund reserves the right to redeem your shares after 30 days notice to you. This does not apply to accounts exempt from purchase minimums as described above.

Certificates
The Fund does not issue certificates.

Reserved Rights: The Fund reserves the following rights:

..    To suspend sales of shares to the public.

..    To reject any exchange request and to modify or terminate exchange privileges.

..    To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect the Fund.

..    To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Investment Advisor

The investment advisor of the Fund is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $96 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $104 billion in investments for institutions and individuals.

Advisor compensation: The Advisor is responsible for all business activities and investment decisions for the Fund. In return for these services, the Fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly at an annual rate of 0.10% of average daily net assets.

Portfolio Manager

Sammi P. Joseph is a vice president of the Advisor and has managed the Fund since 2004. He joined the Advisor in 1987 and has been managing assets since 1995.

10 Money Fund Prospectus

                            BNY HAMILTON FUNDS, INC.
                       Statement of Additional Information

                             BNY Hamilton Money Fund
                        BNY Hamilton Treasury Money Fund
                   BNY Hamilton New York Tax-Exempt Money Fund
                       BNY Hamilton Large Cap Equity Fund
                        BNY Hamilton Large Cap Value Fund
                       BNY Hamilton Large Cap Growth Fund
                       BNY Hamilton Small Cap Growth Fund
                     BNY Hamilton Small Cap Core Equity Fund
                       BNY Hamilton Multi-Cap Equity Fund
                     BNY Hamilton International Equity Fund
                        BNY Hamilton Enhanced Income Fund
                    BNY Hamilton Intermediate Government Fund
                 BNY Hamilton Intermediate Investment Grade Fund
                    BNY Hamilton Intermediate Tax-Exempt Fund
               BNY Hamilton Intermediate New York Tax-Exempt Fund
                          BNY Hamilton High Yield Fund
                         BNY Hamilton S&P 500 Index Fund
                    BNY Hamilton U.S. Bond Market Index Fund
                     BNY Hamilton Large Cap Growth CRT Fund
                     BNY Hamilton Small Cap Growth CRT Fund
                   BNY Hamilton International Equity CRT Fund

                                 April 29, 2005

          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS,
           BUT CONTAINS ADDITIONAL INFORMATION ABOUT THE FUNDS LISTED
          ABOVE WHICH SHOULD BE READ IN CONJUNCTION WITH THE RELEVANT
        PROSPECTUS, EACH DATED APRIL 29, 2005, AS SUPPLEMENTED FROM TIME
         TO TIME, WHICH MAY BE OBTAINED UPON REQUEST FROM BNY HAMILTON
  DISTRIBUTORS, INC., 100 SUMMER STREET, 15TH FLOOR, BOSTON, MASSACHUSETTS 02110
        ATTENTION: BNY HAMILTON FUNDS, INC., 1-800-426-9363. EACH FUND'S
         ANNUAL REPORT IS INCORPORATED BY REFERENCE INTO THIS STATEMENT
                           OF ADDITIONAL INFORMATION.

                                Table of Contents


                                                                            Page
                                                                            ----
General........................................................................1
Investment Objectives and Policies.............................................1
Investment Restrictions.......................................................36
Directors and Officers........................................................43
Investment Advisor............................................................49
Portfolio Managers............................................................61
Administrator.................................................................61
Distributor...................................................................63
Fund, Shareholder and Other Services..........................................65
Code of Ethics................................................................65
Proxy Voting Policies.........................................................66
Purchase of Shares............................................................69
Waiving Class A Sales Charge..................................................72
Redemption of Shares..........................................................75
Exchange of Shares............................................................77
Dividends and Distributions...................................................77
Net Asset Value...............................................................78
Performance Data..............................................................80
Portfolio Transactions and Brokerage Commissions..............................87
Description of Shares.........................................................92
Taxes........................................................................109
Special Considerations Relating to Investments in New York
   Municipal Obligations.....................................................112
Specimen price Mark-Up.......................................................115
Financial Statements.........................................................117
Appendix A - Description of Security Ratings.................................A-1
Appendix B - Information Concerning the State of New York....................B-1

                                     GENERAL

     BNY Hamilton Funds, Inc. ("BNY Hamilton") is an open-end investment company, currently consisting of twenty-one series: BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY Hamilton Large Cap Equity Fund, BNY Hamilton Large Cap Value Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, BNY Hamilton Small Cap Core Equity Fund, BNY Hamilton Multi-Cap Equity Fund, BNY Hamilton International Equity Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate Investment Grade Fund, BNY Hamilton Enhanced Income Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton S&P 500 Index Fund, BNY Hamilton U.S. Bond Market Index Fund, BNY Hamilton High Yield Fund, BNY Hamilton Large Cap Growth CRT Fund, BNY Hamilton Small Cap Growth CRT Fund and BNY Hamilton International Equity CRT Fund. Each of the BNY Hamilton Large Cap Growth CRT Fund, BNY Hamilton Small Cap Growth CRT Fund and BNY Hamilton International Equity CRT Fund is referred to as a "CRT Fund," each of the BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund is referred to as a "Money Market Fund" and each of the other series of BNY Hamilton is referred to as a "Fund". Each Fund, Money Market Fund and CRT Fund are collectively referred to as the "Funds". The Bank of New York (the "Advisor") serves as investment advisor to each of the Funds. Estabrook Capital Management, LLC, a wholly owned subsidiary of The Bank of New York serves as the sub-adviser to the BNY Hamilton Large Cap Value Fund. Gannet Welsh & Kotler LLC, a wholly owned subsidiary of The Bank of New York, serves as the sub-adviser to the BNY Hamilton Small Cap Core Equity Fund and BNY Hamilton Multi-Cap Equity Fund. Seix Investment Advisors Inc. serves as the sub-adviser to the BNY Hamilton High Yield Fund. This Statement of Additional Information provides additional information with respect to all the Funds, and should be read in conjunction with the current Prospectus relating to each such Fund. For purposes of this Statement of Additional Information, "Assets" means net assets plus the amount of borrowings for investment purposes.

                       INVESTMENT OBJECTIVES AND POLICIES

BNY Hamilton Money Fund (the "Money Fund") is designed to be an economical and convenient means of making substantial investments in money market instruments. The Money Fund's investment objective is to earn as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing in high quality money market instruments. The Money Fund will attempt to accomplish this objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in United States dollar-denominated securities described in each Prospectus for each class of shares of the Money Fund and in this Statement of Additional Information that meet certain rating criteria, present minimal credit risks and have remaining maturities of 397 days or less. See "Quality and Diversification Requirements".

BNY Hamilton Treasury Money Fund (the "Treasury Money Fund") is designed to be an economical and convenient means of investing in securities issued or guaranteed by the United

States Government and in securities fully collateralized by issues of the United States Government. The Treasury Money Fund's investment objective is to earn as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the United States Treasury and repurchase agreements fully collateralized by obligations of the United States Treasury. The Treasury Money Fund will only invest in money market securities issued or guaranteed by the United States Government, including but not limited to securities subject to repurchase agreements secured by United States Government obligations. Securities issued or guaranteed by the United States Government include United States Treasury securities, which differ in their interest rates, maturities, and times of issuance. In accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Treasury Money Fund will maintain a dollar-weighted average maturity of 90 days or less and will only purchase securities having remaining maturity of 397 days or less. See "Quality and Diversification Requirements".

BNY Hamilton New York Tax-Exempt Money Fund (the "New York Tax-Exempt Money Fund") is designed to be an economical and convenient means of making substantial tax-free investments in money market instruments. The investment objective of the New York Tax-Exempt Money Fund is to provide shareholders with liquidity and as high a level of current income exempt from Federal, New York State and New York City personal income taxes as is consistent with the preservation of capital. The New York Tax-Exempt Money Fund seeks to achieve its investment objective by investing its assets primarily in short-term, high quality, fixed rate and variable rate obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from Federal income taxes (including the Federal alternative minimum tax), including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations. The New York Tax-Exempt Money Fund invests in certain municipal obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, other United States territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from Federal, New York State and New York City personal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations ("New York Municipal Obligations"). The New York Tax-Exempt Money Fund will invest at least 80% of its Assets in New York Municipal Obligations that are exempt from Federal, New York State and New York City personal income tax (however, market conditions may from time to time limit the availability of the obligations). These obligations are also exempt from the Federal alternative minimum tax.

BNY Hamilton Large Cap Equity Fund (the "Large Cap Equity Fund") is designed for conservative investors who are interested in participating in the equity markets. The Large Cap Equity Fund's investment objective is to provide long-term capital appreciation. The Large Cap Equity Fund will invest primarily in common stock and convertible securities of domestic and foreign corporations. In connection with its investment objectives, the Large Cap Equity Fund seeks to achieve capital appreciation in excess of the market average represented by the Standard & Poor's 500 Index. Under normal circumstances, the Large Cap Equity Fund will invest at least 80% of its Assets in equity securities of companies with a market capitalization in excess of $5 billion. (The Large Cap Equity Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depository receipts.

BNY Hamilton Large Cap Value Fund (the "Large Cap Value Fund") is designed for conservative investors who are interested in participating in the equity markets. The Large Cap Value Fund's investment objective is to provide long-term capital appreciation; current income is a secondary consideration. Under normal circumstances, the Large Cap Value Fund will invest at least 80% of its Assets in equity securities of large-capitalization companies (i.e., companies whose market capitalization is $5 billion or more) and will maintain a weighted market capitalization of at least $5 billion. (The Large Cap Value Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depository receipts. The Large Cap Value Fund may also invest up to 20% of its overall portfolio in companies with a market capitalization of less than $5 billion.

BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund") is designed as an economical and convenient means of investing primarily in the stocks of domestic and foreign companies. The Large Cap Growth Fund's investment objective is to provide long-term capital appreciation. The Large Cap Growth Fund invests primarily in common stocks and securities convertible into common stocks of domestic and foreign companies. During times of adverse market and/or economic conditions the Large Cap Growth Fund may invest in securities with a high enough yield to offer possible resistance to downward market and/or economic pressure. In selecting securities for the Large Cap Growth Fund, a focus will be given to securities of corporations perceived to have a relatively high potential for growth of earnings and/or revenues. The Large Cap Growth Fund currently considers large cap corporations to be those with market capitalization of $5 billion or greater. Under normal circumstances the Large Cap Growth Fund will invest at least 80% of its Assets in large-capitalization stocks. (The Large Cap Growth Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)

BNY Hamilton Multi-Cap Equity Fund (the "Multi-Cap Equity Fund") is designed as an economical and convenient means of investing primarily in the stocks of companies of different sizes. The Multi-Cap Equity Fund's investment objective is to provide long-term capital appreciation; current income is a secondary consideration. Under normal circumstances, the Multi-Cap Equity Fund will invest at least 80% of its Assets in equity securities (The Multi-Cap Equity Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) The portfolio manager uses a bottom-up stock selection approach, focusing on specific companies rather than the overall market level, industry sectors or particular economic trends. The Multi-Cap Equity Fund may invest in small, medium or large capitalization companies. The portfolio manager intends to assemble a portfolio of securities diversified as to company and industry and expects that each economic section within the S&P 500 Index will be represented in the Multi-Cap Equity Fund's portfolio.

BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund") is designed for investors who are interested in obtaining capital growth by investing in stocks of smaller corporations. The Small Cap Growth Fund's investment objective is to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign corporations. In selecting securities for the Small Cap Growth Fund, a focus will be given to securities of corporations perceived as having potential for rapid growth in earnings or revenues due to expanded operations, new products, new technologies, new channels of distribution, revitalized management, general industry condition or other similar advantageous circumstances. Current income will not be a consideration. The Small Cap Growth Fund currently considers small capitalization companies to be (1) companies with market capitalization values between $100 million to $2 billion at the time of purchase or (2) companies that are in the Russell 2000 Index at the time of purchase, without regard to their market capitalization. Under normal circumstances, the Small Cap Growth Fund will invest at least 80% of the value of its Assets in the equity securities of such companies. (The Small Cap Growth Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)

BNY Hamilton Small Cap Core Equity Fund (the "Small Cap Core Equity Fund") seeks to provide long-term capital appreciation by investing primarily in equity securities of small companies. Individual security selection is the primary investment focus, rather than industry allocation. The Small Cap Core Equity Fund considers a small company to be a company that has a market capitalization at the time of purchase within the market capitalization range used by the Russell 2000(R) Index to determine its components. As of January 31, 2005, the Russell 2000(R) Index included companies with market capitalizations of approximately $42 million to $6.2 billion. The Small Cap Core Equity Fund invests in a blend of growth and value stocks using both quantitative and fundamental research. Quantitative research is used to identify companies selling at the lower end of their historic valuation range, companies with positive earnings and companies with growth prospects that are expected to exceed the growth rate of the U.S. economy. Fundamental research is used to learn about a company's operating environment, financial condition, leadership position within its industry, resources and strategic plans.

The Small Cap Core Equity Fund's portfolio manager seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. The Small Cap Core Equity Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed the upper range used by the Russell 2000 Index. The Small Cap Core Equity Fund will not invest its assets in a set percentage of value or growth stocks.

Although most of the Small Cap Core Equity Fund's investments are expected to be domestic, the Small Cap Core Equity Fund may invest without limitation in equity securities of foreign issuers, including those in emerging markets. Within limits, the Small Cap Core Equity Fund may also use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Small Cap Core Equity Fund will invest at least 80% of its Assets in small-capitalization stocks. "Assets" means net assets plus the amount of borrowing for investment purposes. (The Small Cap Core Equity Fund will provide its shareholders with at least 60-days' prior notice of any change in this non-fundamental "80%" policy). As a temporary defensive measure, the Small Cap Core Equity Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Small Cap Core Equity Fund would not be pursuing its investment objective.

BNY Hamilton International Equity Fund (the "International Equity Fund") is designed for more aggressive investors who wish to participate in foreign markets. The International Equity Fund's investment objective is to provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. The International Equity Fund pursues its objective by investing primarily in Depositary Receipts ("DRs") representing securities of non-U.S. issuers. DRs are U.S. securities that represent securities of a non-U.S. issuer that are deposited in a custody account of the U.S. bank that administers the non-U.S. issuer's DR program. DRs include American Depositary Receipts, European Depositary Receipts and global Depositary Receipts. See "Equity Investments - Foreign Investments". As a result of a mathematical screening process, the International Equity Fund will hold DRs representing 150-250 foreign issuers. The International Equity Fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index. Under normal circumstances, the International Equity Fund will invest at least 80% of its Assets in equity securities, including DRs representing securities of non-U.S. issuers. (The International Equity Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)

BNY Hamilton Enhanced Income Fund (the "Enhanced Income Fund") is designed for conservative bond investors looking for a relatively stable, investment grade investment. Although not a money market fund, the Enhanced Income Fund's investment objective is to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity. The Enhanced Income Fund invests at least 80% of its Assets in investment grade (securities rated Baa/BBB and above), fixed-income securities. (The Enhanced Income Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Under normal market conditions, the Enhanced Income Fund seeks to minimize its share price fluctuation by maintaining a portfolio with an average duration (measures price sensitivity to changes in interest rates) that is expected to be between three and thirteen months (an "ultra short" duration).

BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund") is designed for conservative bond investors looking for a relatively stable, high quality investment. See "Quality and Diversification Requirements". The Intermediate Government Fund's investment objective is to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and minimal credit risk. The Intermediate Government Fund will invest in obligations issued or guaranteed by the United States Government and backed by the full faith and credit of the United States. The Intermediate Government Fund may also invest in obligations issued or guaranteed by United States Government agencies or instrumentalities, where the Intermediate Government Fund must look principally to the issuing or guaranteeing agency for ultimate repayment. Under normal circumstances, the Intermediate Government Fund will invest at least 80% of its Assets in debt obligations issued or guaranteed by the United States government or its agencies. (The

Intermediate Government Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Under normal market conditions, the Intermediate Government Fund maintains a dollar-weighted average maturity between three years and ten years. The Intermediate Government Fund may purchase or sell financial futures contracts and options in an effort to reduce the volatility of its portfolio, moderate market risk and minimize fluctuations in net asset value. For a discussion of these investments, see "Derivative Instruments".

BNY Hamilton Intermediate Investment Grade Fund (the "Intermediate Investment Grade Fund") is designed for bond investors who wish to invest in debt obligations of both domestic and foreign corporations and governments. The Intermediate Investment Grade Fund's investment objective is to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity. In an effort to attain its investment objective, the Intermediate Investment Grade Fund will invest primarily in debt obligations of domestic corporations, foreign corporations and foreign governments, as well as obligations issued or guaranteed by the United States Government and its agencies and instrumentalities. The Intermediate Investment Grade Fund will invest at least 80% of its Assets in investment grade debt obligations as well as unrated securities considered by the Advisor to be of comparable quality. (The Intermediate Investment Grade Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Under normal circumstances, the dollar-weighted average maturity of the Intermediate Investment Grade Fund will range between three and ten years. As a temporary defensive measure, the Intermediate Investment Grade Fund may invest more than 20% of its assets in cash or cash equivalents. For purposes of mortgage- and asset-backed securities, the weighted-average life will be used to determine the security's maturity, including for purposes of determining the Intermediate Investment Grade Fund's weighted-average maturity. A security's weighted-average life is the average amount of time that will elapse from the date of the security's issuance until each dollar of principal is repaid to the investor. The weighted-average life of a mortgage-backed or asset-backed security is only an estimate. The average amount of time that each dollar of principal is actually outstanding is influenced by, among other factors, the rate at which principal, both scheduled and unscheduled, is paid on the loans underlying the security, and the level of interest rates.

BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund") is designed to be an economical and convenient means of making substantial investments in debt obligations that are exempt from Federal income tax or the Federal alternative minimum tax. A portion of the income recognized by the Intermediate Tax-Exempt Fund may be exempt from state or local income tax as well; consult with your tax advisor for details. The Intermediate Tax-Exempt Fund's investment objective is to provide income that is exempt from Federal income taxes while maintaining relative stability of principal. During normal market conditions, the Advisor will attempt to invest 100%, and as a fundamental policy may not invest less than 80%, of the Intermediate Tax-Exempt Fund's Assets in debt obligations that are exempt from Federal income tax. These obligations are also exempt from the Federal alternative minimum tax. The securities purchased by the Intermediate Tax-Exempt Fund will be limited to be investment grade, which means that investments cannot be rated lower than BBB by S&P and Baa by Moody's. If the securities are not rated, the Advisor is to determine whether they are equivalent to investment grade securities at the time of purchase. At any time, as deemed appropriate by the Advisor, the Intermediate Tax-Exempt Fund may hold a substantial portion of its net assets in cash. The Intermediate Tax-Exempt Fund may seek to moderate market risk and minimize fluctuations in its net asset value per share through the use of financial futures and options. See "Derivative Instruments".

BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund") is designed to be an economical and convenient means of making substantial investments in debt obligations that are exempt from Federal, New York State and New York City income tax or the Federal alternative minimum tax. The Intermediate New York Tax-Exempt Fund's investment objective is to provide income that is exempt from Federal, New York State and New York City income taxes while maintaining relative stability of principal. The Intermediate New York Tax-Exempt Fund will invest primarily in bonds issued by the State of New York and its political subdivisions and by Puerto Rico and its political subdivisions. During normal market conditions, the Advisor will attempt to invest 100%, and as a fundamental policy will invest at least 80%, of the Intermediate New York Tax-Exempt Fund's Assets in bonds and notes that are exempt from Federal, New York State and New York City income taxes. These bonds and notes are also exempt from the Federal alternative minimum tax. There may be occasions, due to market conditions or supply limitations, when such securities are not available. In these situations, the Advisor may invest in other fixed income securities that may be subject to Federal, New York State or New York City income taxes. Such investments would be considered temporary. Under normal circumstances, the Intermediate New York Tax-Exempt Fund maintains a dollar-weighted average maturity of between three and ten years. The Advisor may invest a portion of the Intermediate New York Tax-Exempt Fund's assets in short-term investments to provide liquidity. Investments in short-term investments may be increased for defensive purposes if, in the opinion of the Advisor, market conditions so warrant. The Intermediate New York Tax-Exempt Fund seeks to maintain a current yield that is greater than that obtainable from a portfolio of short-term tax-exempt obligations, subject to certain quality restrictions. See "Quality and Diversification Requirements". The Intermediate New York Tax-Exempt Fund may seek to moderate market risk and minimize fluctuations in its net asset value per share through the use of financial futures contracts and options. See "Derivative Instruments".

BNY Hamilton High Yield Fund (the "High Yield Fund") The High Yield Fund is designed for bond investors looking for lower rated, higher yielding investments. The High Yield Fund's investment objective is to provide investors with a high level of current income and, secondarily, capital appreciation. The High Yield Fund pursues its objective by investing at least 80% of its Assets in U.S. dollar denominated high yield fixed-income securities. "Assets" means net assets plus the amount of borrowings for investment purposes. (The High Yield Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) High yield bonds (commonly known as "junk bonds") are those securities that are rated below BBB by Standard & Poor's Corporation ("S&P") and below Baa by Moody's Investors Service, Inc. ("Moody's"). Due to the complexity of the bond market, the advisors use financial investment techniques that were developed internally to attempt to identify value and adequately control risk for the High Yield Fund. The High Yield Fund's construction is generally determined through a research driven process designed to identify value areas within the high yield market. In deciding which bonds to buy and sell, the portfolio manager will emphasize securities that are within the targeted segment of the high yield market, BB/B. The High Yield Fund may invest in bonds of any maturity and does not expect to target any specific range of maturity. The High Yield Fund may invest up to 20% of its assets in non-high yield securities, such as investment grade bonds, obligations of domestic banks, obligations backed by the full faith and credit of the United States, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and government-sponsored enterprises (GSEs). The High Yield Fund will invest no more than 25% of its assets in foreign securities and will invest in U.S. dollar denominated securities only.

BNY Hamilton S&P 500 Index Fund (the "S&P 500 Index Fund") seeks to match the performance of the Standard & Poor's 500 Composite Index (the "S&P 500"). The S&P 500 is a market-weighted index composed of approximately 500 large cap common stocks chosen by Standard & Poor's based on a number of factors including industry group representation, market value, economic sector and operating/financial condition.

BNY Hamilton U.S. Bond Market Index Fund (the "Bond Index Fund") seeks to track the total rate of return of the Lehman Brothers Aggregate Bond Index (the "Lehman Bond Index"). The Lehman Bond Index is a broad-based, unmanaged index that covers the United States investment-grade, fixed-rate bond market and is comprised of investment-grade government, corporate, mortgage- and asset-backed bonds that are denominated in United States dollars, all with maturities longer than one year. Investment-grade securities are rated in the four highest rating categories by a nationally recognized rating agency. Bonds are represented in the Lehman Bond Index in proportion to their market value. The Bond Index Fund will be substantially invested in bonds that comprise the Lehman Bond Index and will invest at least 80% of its Assets in bonds or other financial instruments comprising the index in a manner which mirrors the weightings of the index. (The Bond Index Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)

BNY Hamilton Large Cap Growth CRT Fund (the "Large Cap Growth CRT Fund") is designed for CRTs as an economical and convenient means of investing primarily in equity securities. The Large Cap Growth CRT Fund's investment objective is to provide long-term capital appreciation. The Large Cap Growth CRT Fund invests primarily in common stocks and securities convertible into common stocks of domestic and foreign companies. During times of adverse market and/or economic conditions, the Large Cap Growth CRT Fund may invest in securities with a high enough yield to offer possible resistance to downward market and/or economic pressure. In selecting securities for the Large Cap Growth CRT Fund, the Advisor will focus on securities of corporations perceived to have a relatively high potential for growth of earnings and/or revenues. The Large Cap Growth CRT Fund currently considers large cap corporations to be those with a market capitalization of $5 billion or greater. Under normal circumstances the Large Cap Growth CRT Fund will invest at least 80% of its Assets in equity securities of large-capitalization issuers. (The Large Cap Growth CRT Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)

BNY Hamilton Small Cap Growth CRT Fund (the "Small Cap Growth CRT Fund") is designed for CRTs interested in stocks of smaller corporations. The Small Cap Growth CRT Fund's investment objective is to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies. In selecting securities for the Small Cap Growth CRT Fund, the Advisor will focus on securities of corporations perceived as having potential for rapid growth in earnings or revenues due to expanded operations, new products, new technologies, new channels of distribution, revitalized management, general industry condition or other similar advantageous circumstances. Current income will not be a consideration. The Small Cap Growth CRT Fund currently considers small capitalization companies to be (1) companies with market capitalization values between $100 million to $2 billion at the time of purchase or (2) companies that are in the Russell 2000 Index at the time of purchase, without regard to their market capitalization. Under normal circumstances, the Small Cap Growth CRT Fund will invest at least 80% of the value of its Assets in the equity securities of such companies. (The Small Cap Growth CRT Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)

BNY Hamilton International Equity CRT Fund (the "International Equity CRT Fund") is designed for more aggressive CRTs who wish to participate in foreign markets. The International Equity CRT Fund's investment objective is to provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. The International Equity CRT Fund pursues its objective by investing primarily in Depositary Receipts ("DRs") representing securities of non-U.S. issuers. DRs are U.S. securities that represent securities of a non-U.S. issuer that are deposited in a custody account of the U.S. bank that administers the non-U.S. issuer's DR program. DRs include American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. See "Equity Investments - Foreign investments". As a result of a mathematical screening process, the International Equity CRT Fund will hold DRs representing 150-250 foreign issuers. The International Equity CRT Fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index. Under normal circumstances, the International Equity CRT Fund will invest at least 80% of its Assets in equity securities, including DRs representing securities of non-U.S. issuers. (The International Equity CRT Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)

Throughout this Statement of Additional Information, the Money Fund, the Treasury Money Fund and the New York Tax-Exempt Money Fund are collectively referred to as the "Money Market Funds"; the Large Cap Equity Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the Small Cap Core Equity Fund, the Multi-Cap Equity Fund, the International Equity Fund, the S&P 500 Index Fund, the Large Cap Value Fund, the Large Cap Growth CRT Fund, the Small Cap Growth CRT Fund and the International Equity CRT Fund are collectively referred to as the "Equity Funds"; the Intermediate Government Fund, the Intermediate Investment Grade Fund, the Enhanced Income Fund, the High Yield Fund and the Bond Index Fund are collectively referred to as the "Taxable Fixed Income Funds"; and the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund are collectively referred to as the "Tax-Exempt Fixed Income Funds". The S&P 500 Index Fund and the Bond Index Fund are also sometimes referred to as the "Index Funds."

The following discussion supplements the information regarding investment objectives and policies of the respective Funds as set forth above and in their respective Prospectuses.

Government and Money Market Instruments

As discussed in the Prospectuses, each Fund may invest in cash equivalents to the extent consistent with its investment objectives and policies. A description of the various types of cash equivalents that may be purchased by the Funds appears below. See "Quality and Diversification Requirements".

United States Government Obligations. Each of the Funds, subject to its applicable investment policies, may invest in obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities and government-sponsored enterprises. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the "full faith and credit" of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund (except for the Treasury Money Fund) may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Foreign Government Obligations. Except for the Treasury Money Fund, each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or, in the case of the Equity Funds and Intermediate Investment Grade Fund, in another currency. See "Foreign Investments".

Bank Obligations. Except for the Treasury Money Fund, each of the Funds, unless otherwise noted in its relevant Prospectus or below, may invest in negotiable certificates of deposit, bank notes, time deposits and bankers' acceptances of
(i) banks, savings and loan associations and savings banks that have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (known as Euros) and (iii) United States branches of foreign banks of equivalent size (known as Yankees). The Funds will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds, other than the Tax-Exempt Fixed Income Funds and the Treasury Money Fund, may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank or the World
Bank).

Commercial Paper. Except for the Treasury Money Fund, each of the Funds may invest in commercial paper, including Master Notes. Master Notes are obligations that provide for a periodic adjustment in the interest rate paid and permit periodic changes in the amount borrowed. Master Notes are governed by agreements between the issuer and the Advisor acting as agent, for no additional fee, in its capacity as investment advisor to the Funds and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the Advisor or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under such Master Notes. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment.

Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by the Advisor. Since Master Notes typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality that satisfies such Fund's quality restrictions. See "Quality and Diversification Requirements". Although there is no secondary market for Master Notes, such obligations are considered by the Funds to be liquid because they are payable within seven days of demand. The Funds do not have any specific percentage limitation on investments in Master Notes.

Repurchase Agreements. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors of BNY Hamilton (the "Directors"). In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price is normally in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the duration of the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The duration of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than one year. The securities that are subject to repurchase agreements, however, may have durations in excess of one year from the effective date of the repurchase agreement. The Fund will always receive as collateral securities whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund's custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur delays or other disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, liquidation of the collateral by the Fund may be delayed or limited. Repurchase agreements with more than seven days to maturity are considered by the Funds to be illiquid securities and are subject to certain fundamental investment restrictions. See "Investment Restrictions".

STRIPS. STRIPS are United States Treasury bills, notes, and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such United States Treasury securities, and receipts or certificates representing interests in such stripped United States Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for Federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, Government National Mortgage Association Certificates owned by the Fund which were purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, the Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current Federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

Corporate Bonds and Other Debt Securities

The Taxable Fixed Income Funds invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with their investment objectives and policies. More information on these investments appears in the Prospectuses for the Intermediate Government Fund, the Intermediate Investment Grade Fund and the Enhanced Income Fund, and below. See "Quality and Diversification Requirements". For information on short-term investments in these securities, see "Money Market Instruments".

Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. Asset-backed securities in general, however, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt, thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

Mortgage-Backed Securities. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in mortgage-backed securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. A Fund's net asset value per share for each class will vary with changes in the values of its portfolio securities. To the extent that a Fund invests in mortgage-backed securities, such values will vary with changes in market interest rates generally and the differentials in yields among various kinds of mortgage-backed securities.

Tax-Exempt Obligations

The Tax-Exempt Fixed Income Funds, the Money Market Funds and, to a lesser extent, the Taxable Fixed Income Funds, invest in tax-exempt obligations to the extent consistent with their investment objective and policies. More information on the various types of tax-exempt obligations that the Tax-Exempt Funds may purchase appears in the Prospectuses of the New

York Tax-Exempt Money Fund, the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund and below. See "Quality and Diversification Requirements".

Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities.

Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality.

Municipal Notes. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

Municipal notes are short-term obligations with a maturity at the time of issuance normally ranging up to one year. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

Municipal commercial paper typically consists of very short-term, unsecured, negotiable promissory notes that are sold to meet the seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations are subdivided into two types: Variable Rate Demand Notes and Master Notes.

Variable Rate Demand Notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance plus accrued interest, either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the Variable Rate Demand Note may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The Variable Rate Demand Notes in which each Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes will provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are usually based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes.

Master Notes are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, exempt from Federal income tax. For a description of the attributes of Master Notes, see "Money Market Instruments" above. Although there is no secondary market for Master Notes, such obligations are considered by each Fund to be liquid because they are payable immediately upon demand. The Funds have no specific percentage limitations on investments in Master Notes.

Municipal Puts. The Tax-Exempt Fixed Income Funds may purchase, without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. In addition, the Taxable Fixed Income Funds may purchase notes together with the rights described above. Such a right to resell is commonly known as a "put". See "Derivative Instruments".

Puts may be purchased as a feature of the underlying bond or note, or as an independent security. If a Fund purchases puts as independent securities, it may exercise the puts prior to their expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor will consider the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

The Tax-Exempt Fixed Income Funds and the Taxable Fixed Income Funds will value any securities subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Intermediate New York Tax-Exempt Fund invests in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities will be valued at fair value as determined in accordance with procedures established by the Directors. The Directors will, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission. Prior to investing in such securities, a Fund, if deemed necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission for an exemptive order, which may not be granted, relating to the valuation of such securities.

Since the value of a put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the policy of the Tax-Exempt Fixed Income Funds and the Taxable Fixed Income Funds is to enter into put transactions only with securities dealers or issuers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is a Fund's general policy to enter into put transactions only with those dealers that are determined to present minimal credit risks. In connection with such determination, the Directors will review regularly the Advisor's list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated in the highest rating categories as determined by a Nationally Recognized Statistical Rating Organization ("NRSRO"). Currently, there are three NRSROs: Moody's, S&P, and Fitch Investors Services, L.P. If a put writer is not rated by an NRSRO, it must be of comparable quality in the Advisor's opinion or such put writers' obligations will be collateralized and of comparable quality in the Advisor's opinion. The Directors have directed the Advisor not to enter into put transactions with any dealer that in the judgment of the Advisor present more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, a Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

The BNY Hamilton Funds have been advised by counsel that the Funds should be considered the owner of the securities subject to the puts so that the interest on the securities is tax-exempt income to the Tax-Exempt Fixed Income Funds. Such advice of counsel is based on certain assumptions concerning the terms of the puts and the attendant circumstances.

Equity Investments. The Equity Funds invest in equity securities to the extent consistent with its investment objective and policies. The securities in which the Equity Funds may invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter market. More information on the various types of equity investments which may be purchased by the Equity Funds appears in the Prospectuses for the Equity Funds and below. See "Quality and Diversification Requirements".

Equity Securities. The common stocks in which the Equity Funds may invest includes the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure.

Convertible Securities. The convertible securities in which the Equity Funds may invest include any debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

The terms of a convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Foreign Investments

The Money Fund, the Equity Funds (other than the S&P 500 Index Fund), the Intermediate Investment Grade Fund, the High Yield Fund and the Enhanced Income Fund may invest in certain foreign securities. The Money Fund does not expect to invest more than 65% of its total assets at the time of purchase in securities of foreign issuers. The Large Cap Equity Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the Intermediate Investment Grade Fund, the Large Cap Value Fund, the Large Cap Growth CRT Fund and the Small Cap Growth CRT Fund do not expect to invest more than 20% of their respective total assets at the time of purchase in securities of foreign issuers. Each of the Enhanced Income Fund and the High Yield Fund do not expect to invest more than 25% of its total assets at the time of purchase in securities of foreign issuers. The Multi-Cap Equity Fund does not expect to invest more than 5% of its total assets at the time of purchase in securities of foreign issuers. All investments of the Money Fund, the High Yield Fund and the Enhanced Income Fund must be United States dollar-denominated. The Large Cap Equity Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the Intermediate Investment Grade Fund, the Large Cap Value Fund, the Large Cap Growth CRT Fund and the Small Cap Growth CRT Fund do not expect more than 15% (and the Multi-Cap Equity Fund does not expect any) of their respective foreign investments to be in securities that are not either listed on a securities exchange or United States dollar-denominated. In the case of the Money Fund, any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Generally, ADRs, EDRs and GDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or global, in the case of EDRs and GDRs, securities markets.

Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in United States dollars may be affected by changes in currency rates and in exchange control regulations, including currency blockage. The Equity Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to hedge the underlying currency exposure related to foreign investments, but they will not enter into such commitments for speculative purposes.

To the extent that the Tax-Exempt Fixed Income Funds invest in municipal bonds and notes backed by credit support arrangements with foreign financial institutions, the risks associated with investing in foreign securities may be relevant.

Additional Investments

When-Issued and Delayed Delivery Securities. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

Investment Company Securities. The Equity Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may invest in the securities of other investment companies within the limits set by the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Reverse Repurchase Agreements. Except for the Treasury Money Fund, each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. This may also be viewed as the borrowing of money by a Fund. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on the Money Fund's and the New York Tax-Exempt Money Fund ability to maintain a net asset value of $1.00 per share. See "Investment Restrictions".

Loans of Portfolio Securities. The Funds may lend securities if such loans are secured continuously by liquid assets consisting of cash, United States Government securities or other appropriate securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day's notice (as used herein, "Business Day" shall denote any day on which the New York Stock Exchange and the Custodian are both open for business). Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Funds may pay reasonable finders' and custodial fees in connection with loans. In addition, the Funds will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds will not make any loans for terms in excess of one year. The Funds will not lend their securities to any Director, officer, employee, or affiliate of BNY Hamilton, the Advisor, any subadviser, the Administrator or the Distributor, unless permitted by applicable law.

Privately Placed and Certain Unregistered Securities. All Funds except the Treasury Money Fund, the S&P 500 Fund and the Bond Index Fund may invest in privately placed, restricted, Rule 144A and other unregistered securities.

Quality and Diversification Requirements

Each of the Funds except the Intermediate New York Tax-Exempt Fund is classified as a "diversified" series of a registered investment company under the 1940 Act. This means that with respect to 75% of its total assets (1) the Funds may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the United States Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the remaining 25% of each Fund's total assets, there is no such limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in the securities of any one issuer, subject to the limitation of any applicable state securities laws, or, with respect to the Money Market Funds, as described below. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

The Intermediate New York Tax-Exempt Fund is classified as a non-diversified series of a registered investment company so that it is not limited by the 1940 Act as to the proportion of its assets that it may invest in the obligations of a single issuer. However, the Intermediate New York Tax-Exempt Fund will comply with the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Tax Code"), and has therefore adopted an investment restriction, which applies to 50% of the value of the assets of the Intermediate New York Tax-Exempt Fund and which may not be changed without shareholder vote, prohibiting the Intermediate New York Tax-Exempt Fund from purchasing securities of any issuer if, as a result, more than 5% of the assets of the Intermediate New York Tax-Exempt Fund would be invested in the securities of a single issuer. See "Investment Restrictions". The Intermediate New York Tax-Exempt Fund also intends to comply with the diversification requirements of the Tax Code, for qualification thereunder as a regulated investment company. See "Taxes". As a nondiversified series of an investment company, the Intermediate New York Tax-Exempt Fund may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if the Intermediate New York Tax-Exempt Fund were a diversified company.

With respect to the New York Tax-Exempt Money Fund, the Intermediate New York Tax-Exempt Fund, and the Intermediate Tax-Exempt Fund for purposes of diversification and concentration under the 1940 Act, identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantee. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities that any of the New York Tax-Exempt Money Fund, the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the United States Government. Consequently, the New York Tax-Exempt Money Fund, the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company that invests in voting securities. See "Investment Restrictions".

Money Market Funds. In order to attain its objective of maintaining a stable net asset value of $1.00 per share for each of its respective classes, each of the Money Market Funds will (i) limit its investment in the securities (other than United States Government securities) of any one issuer to no more than 5% of the Money Market Fund's assets, measured at the time of purchase, except for investments held for not more than three Business Days (subject, however, to each Money Market Funds' investment restriction No. 4 set forth under "Investment Restrictions" below); and (ii) limit investments to securities that present minimal credit risks.

In order to limit the credit risk of the Money Fund's investments, it will not purchase any security (other than a United States Government security) unless it is rated in the highest rating category assigned to short-term debt securities (so-called "first tier" securities) by at least two NRSROs such as Moody's (i.e., P-1 rating) and S&P (i.e., A-1 rating) or, if not so rated, it is determined to be of comparable quality. Determinations of comparable quality will be made in accordance with procedures established by the Directors. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Money Fund may continue to hold the investment, subject in certain circumstances to a finding by the Directors that disposing of the investment would not be in the Money Fund's best interest.

In addition, the Directors have adopted procedures that (i) require each Money Market Fund to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of 397 days or less, and (ii) require each Money Market Fund, in the event of certain downgradings of or defaults on portfolio holdings, to reassess promptly whether the security presents minimal credit risks and, in certain circumstances, to determine whether continuing to hold the security is in the best interests of each Money Market Fund.

Equity Funds. The Equity Funds, except for the S&P 500 Index Fund, may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time the Equity Funds invest in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A (or its equivalent) or higher by an NRSRO; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-2 (or its equivalent) or better by an NRSRO; or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion. At the time an Equity Fund invests in any other short-term debt securities, they must be rated A (or its equivalent) or higher by an NRSRO, or if unrated, the investment must be of comparable quality in the Advisor's opinion.

Taxable Fixed Income Funds. During normal market conditions, each of the Taxable Fixed Income Funds' (other than the High Yield Fund and the Enhanced Income
Fund) portfolios will have a dollar weighted average maturity of not less than three nor more than ten years. The Enhanced Income Fund will be managed so that the duration of its securities will generally be between three and thirteen months. The High Yield Fund may invest in bonds of any maturity and does not expect to target any specific range of maturity. In addition, if the Intermediate Investment Grade Fund purchases mortgage- or asset-backed securities, the weighted-average life will be used to determine the security's maturity. The Enhanced Income Fund will not purchase a security with a maturity date of greater than five years at the time of purchase. The Intermediate Government Fund's portfolio will, and the Intermediate Investment Grade Fund's portfolio may, include a variety of securities that are issued or guaranteed by the United States Treasury, by various agencies of the United States Government or by various instrumentalities that have been established or sponsored by the United States Government. Under normal market conditions, the Intermediate Government Fund will invest at least 80% of the value of its total assets in Government securities.

Tax-Exempt Fixed Income Funds. The Intermediate New York Tax-Exempt Fund invests principally in a portfolio of "high quality" and "investment grade" New York municipal bonds. The Intermediate Tax-Exempt Fund invests principally in such municipal bonds from throughout the United States. For purposes of the Intermediate New York Tax-Exempt Fund, on the date of investment (i) New York municipal bonds must be rated within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa, or of S&P, currently AAA, AA, A and BBB, (ii) New York short-term municipal obligations must be rated MIG-2 or higher by Moody's or SP-1 or higher by S&P and (iii) New York tax-exempt commercial paper must be rated Prime-1 or higher by Moody's or A-1 or higher by S&P or, if not rated by either Moody's or S&P, issued by an issuer either (a) having an outstanding debt issue rated A or higher by Moody's or S&P or (b) having comparable quality in the opinion of the Advisor. Each Fund may invest in other tax-exempt securities that are not rated if, in the opinion of the Advisor, such securities are of comparable quality to securities in the rating categories discussed above. In addition, at the time a Tax-Exempt Fixed Income Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion.

In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Derivative Instruments

Hedging is a means of transferring risk that an investor does not desire to assume during an uncertain market environment. Interest rates have become increasingly volatile in recent years, and with the advent of financial futures contracts, options on financial instruments and indexes of debt or stock securities, the Advisor believes it is now possible to reduce the effects of market fluctuations.

The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds may purchase and sell (write) both put options and call options on securities, swap agreements and securities indexes. The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds may also (i) enter into interest rate and index futures contracts and purchase and sell options on such futures contracts ("futures options"); (ii) enter into swap agreements with respect to interest rates and indexes of securities; and (iii) invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may also use those instruments, provided that the Directors determine that their use is consistent with the relevant Fund's investment objective. The Tax-Exempt Fixed Income Funds and the Taxable Fixed Income Funds may also enter into the above-described transactions with respect to municipal debt securities and on indexes of municipal debt securities. The purpose of any of these transactions is to hedge against changes in the market value of securities in the Fund's portfolio caused by fluctuating interest rates, and to close out or offset existing positions in such futures contracts or options. The Funds will not engage in financial futures or options transactions for speculation, but only as a hedge against changes in the market values of securities held by the Funds and where the transactions are appropriate to reduction of risk, although the Enhanced Income Fund, the High Yield Fund, the International Equity Fund, the International Equity CRT Fund and the S & P 500 Index Fund may use these transactions as part of their overall investment strategy.

Limitations. The Taxable Fixed Income Funds (other than the Enhanced Income Fund and the High Yield Fund) and Tax-Exempt Fixed Income Funds may not enter into futures contracts or related options if, immediately thereafter, the sum of the amount of initial and variation margin deposits on outstanding futures contracts and premiums paid for related options would exceed 20% of the market value of their respective total assets. In addition, the Taxable Fixed Income Funds (other than the Enhanced Income Fund and the High Yield Fund) and the Tax-Exempt Fixed Income Funds may not enter into futures contracts or purchase or sell related options (other than offsetting existing positions) if immediately thereafter the sum of the amount of initial margin deposits on outstanding futures contracts and premiums paid for related options would exceed 5% of the market value of their respective total assets. An Equity Fund will sell stock index futures only if the amount resulting from the multiplication of the then current level of the indexes upon which its futures contracts are based and the number of futures contracts which would be outstanding do not exceed one-third of the value of an Equity Fund's net assets. An Equity Fund also may not purchase or sell stock index futures or purchase options on futures if, immediately thereafter, the sum of the amount of margin deposits on an Equity Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of an Equity Fund's total assets. When an Equity Fund purchases stock index futures contracts, it will deposit an amount of cash and cash equivalents equal to the market value of the futures contracts in a segregated account with the Equity Fund's Custodian. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Enhanced Income Fund and the High Yield Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Enhanced Income Fund's or the High Yield Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

Special Considerations Relating to Derivative Instruments. The Funds may take positions in financial futures contracts or options traded on registered securities exchanges and contract markets solely as a hedge, although the Enhanced Income Fund, the High Yield Fund, the International Equity Fund, the International Equity CRT Fund and the S & P 500 Index Fund may use these transactions as part of their overall investment strategy. However, for a hedge to be completely successful, the price changes of the hedging instruments should equal the price changes of the securities being hedged. To the extent the hedging instrument utilized does not involve specific securities in the portfolio, such equal price changes will not always be possible. The use of these instruments involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. Thus, hedging activities may not be completely successful in eliminating market value fluctuations of the portfolios. When using hedging instruments that do not specifically correlate with securities in a Fund's portfolio, the Advisor will attempt to create a very closely correlated hedge. In particular, hedging activities of the Tax-Exempt Fixed Income Funds based upon non-municipal debt securities or indexes may not correlate as closely to a Tax-Exempt Fixed Income Fund's portfolio as hedging activities based upon municipal debt securities or indexes. Nevertheless, hedging activities may be useful to the Tax-Exempt Fixed Income Funds, especially where closely correlated hedging activities based upon municipal securities or indexes are not available. See "Risks Associated with Futures and Futures Options" below. Further, the use of options rather than financial futures contracts to hedge portfolio securities may result in partial hedges because of the limits inherent in the exercise prices.

The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause a Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

While the Funds will not ordinarily incur brokerage commissions on the portfolio securities that they purchase, each Fund will pay brokerage commissions on its financial futures and options transactions. The Funds will also incur premium costs for purchasing put and call options. Brokerage commissions and premium costs may tend to reduce the yield of the Funds.

Each Fund's ability to engage in hedging activities and certain portfolio transactions may be further limited by various investment restrictions of a specific Fund and certain income tax considerations. For example, the amount of assets that a specific Fund is permitted to invest in option and futures contracts is limited as described above; furthermore, the limitations on the percentage of gross income that a specific Fund may realize from transactions in these securities may restrict its ability to effect transactions in these securities. See "Taxes".

The value of some derivative instruments may be particularly sensitive to changes in prevailing interest rates, and, to the extent such instruments are used for non-hedging purposes in respect of the Enhanced Income Fund, the High Yield Fund, the International Equity Fund, the International Equity CRT Fund or the S & P 500 Index Fund, like the other investments of the such Funds, the ability of such Funds to successfully utilize these instruments may depend in part upon the ability of the Advisor to forecast interest rates and other economic factors correctly. If the Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Enhanced Income Fund, the High Yield Fund, the

International Equity Fund, the International Equity CRT Fund or the S & P 500 Index Fund, as the case may be, could be exposed to the risk of loss.

Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Options and Indexes. The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds. In connection with their hedging activities, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may purchase put options or write (sell) call options on financial futures and debt securities.

The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may purchase put options as a defensive measure to minimize the impact of market price declines on the value of certain of the securities in each Fund's portfolio. Each Taxable Fixed Income Fund or Tax-Exempt Fixed Income Fund may, in addition, write call options only to the extent necessary to neutralize a Fund's position in portfolio securities, i.e., balance changes in the market value of the portfolio securities and the changes in the market value of the call options. The Taxable Fixed Income Funds or the Tax-Exempt Fixed Income Funds may also purchase call options and sell put options to close out open positions.

The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may utilize futures contracts on bond indexes (municipal bond indexes in the case of the Tax-Exempt Fixed Income Funds), or related put and call options on such index contracts, so long as there is an active trading market for the contracts. These contracts would be utilized as a hedge against changes in the market value of securities in a Fund's portfolio. Each Fund's strategy in employing such contracts would be similar to the strategies discussed below regarding transactions in futures and options contracts generally.

A bond index or municipal bond index assigns relative values to the bonds included in the index. The index fluctuates with changes in the market values of those securities included. For example, the municipal bond index traded on the Chicago Board of Trade is The Bond Buyer Index, which includes forty tax-exempt long-term revenue and general obligation bonds.

The Equity Funds. Each Equity Fund may purchase put options only on equity securities held in its portfolio and write call options on stocks only if they are covered, and such call options must remain covered so long as the relevant Equity Fund is obligated as a writer. The Equity Funds do not presently intend to purchase put options and write call options on stocks that are not traded on national securities exchanges or listed on the Nasdaq National Market(R) ("NASDAQ").

Each of the Equity Funds may attempt to reduce the risk of investment in equity securities by hedging a portion of its portfolio securities through the use of stock index futures, options on stock index futures traded on a national securities exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges.

The Equity Funds (other than the International Equity Fund, the International Equity CRT Fund and the S & P 500 Index Fund) will not engage in transactions in stock index futures contracts or related options for speculation. The Equity Funds (other than the International Equity Fund, the International Equity CRT Fund and the S & P 500 Index Fund) will use these instruments only as a hedge against changes resulting from market conditions in the values of securities held in such Equity Fund's portfolio or which it intends to purchase and where the transaction is economically appropriate to the reduction of risks inherent in the ongoing management of such an Equity Fund.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The premium that a Fund receives from writing a call option (or pays for buying a call option) will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates.

Options written by the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current market values of the underlying securities at the time the options are written. The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may engage in buy-and-write transactions in which a Fund simultaneously purchases a security and writes a call option thereon. Where a call option is written against a security subsequent to the purchase of that security, the resulting combined position is also referred to as a buy-and-write. A buy-and-write transaction using an in-the-money call option may be utilized when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. In such a transaction, a Fund's maximum gain will be the premium received from writing the option reduced by any excess of the price paid by the Fund for the underlying security over the exercise price. Buy-and-write transactions using at-the-money call options may be utilized when it is expected that the price of the underlying security will remain at or advance moderately during the option period. In such a transaction, a Fund's gain will be equal to the premium received from writing the option. Buy-and-write transactions using out-of-the-money call options may be utilized when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the foregoing situations, if the market price of the underlying security declines, the Funds may or may not realize a loss, depending on the extent to which such decline is offset by the premium received.

The Equity Funds and the Enhanced Income Fund and the High Yield Fund will only write call options and put options if they are "covered". In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, with cash or other assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, in such amount as segregated by a Fund's custodian) upon conversion or exchange of other securities held by a Fund. For a call option on an index, the option is covered if a Fund maintains with its custodian assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, in an amount equal to the contract value of the index. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by a Fund in segregated assets determined to be liquid by the Advisor in accordance with procedures established by the Directors. A put option on a security or an index is "covered" if a Fund segregates assets determined to be liquid by the Advisor in accordance with procedures established by the Directors equal to the exercise price. A put option is also covered if a Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by a Fund in segregated assets determined to be liquid by the Advisor in accordance with procedures established by the Directors.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet a Fund's immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

Options on indexes are similar to options on debt instruments or equity securities, except that rather than the right to take or make delivery of a debt instrument or security at a specified price, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Unlike options on debt instruments or equity securities, gain or loss depends on the price movements in the securities included in the index rather than price movements in individual debt instruments or equity securities.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts. The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds may invest in interest rate futures contracts and options thereon ("futures options").

An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; and bank certificates of deposit.

The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds may purchase and write call and put futures options, as specified in the relevant prospectus. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which BNY Hamilton and the Taxable Fixed Income Funds, the Tax-Exempt Fixed

Income Funds and the Equity Funds avoid being deemed a "commodity pool" or a "commodity pool operator," each such Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds or the Equity Funds might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of each such Fund's securities or the price of the securities which such Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce exposure to interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by any of the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds or the Equity Funds, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Advisor in accordance with procedures established by the Directors ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds are also required to deposit and maintain margin with respect to put and call options on futures contracts written by them. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

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

The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund's immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

Additional Limitations on Use of Futures and Futures Options. When purchasing a futures contract, each of the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, each of the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

When selling a call option on a futures contract, each of the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, each of the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund's portfolio such that the Fund's duration does not exceed the maximum permitted for the Fund in the relevant prospectus.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Taxes."

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and a Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Swap Agreements. The Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds may enter into interest rate, index and credit swap agreements. The Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds may also enter into options on swap agreements ("swap options"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds may write (sell) and purchase put and call swap options.

Most swap agreements entered into by the Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Fund's repurchase agreement guidelines). Certain restrictions imposed on a Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. In the case of the Enhanced Income Fund, the High Yield Fund, the International Equity Fund, the International Equity CRT Fund or the S & P 500 Index Fund, which may use swap options as part of their investment strategy, use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into and determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility. This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system,
(3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds invest in these securities, however, the Advisor analyzes these securities in its overall assessment of the effective duration of a Fund's portfolio in an effort to monitor the Fund's interest rate risk.

                             INVESTMENT RESTRICTIONS

Fundamental Policies

In addition to its investment objectives, each Fund is subject to certain investment restrictions that are deemed fundamental policies, i.e., policies that cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined under "Additional Information" below. See "Organization" and "Additional Information". The investment restrictions of each Fund follow.

The Money Market Funds may not:

1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of a Fund's net assets would be in investments that are illiquid (except that the Money Fund and the New York Tax-Exempt Money Fund may enter into securities as described in "Privately Placed and Certain Unregistered Securities");

2. Enter into reverse repurchase agreements (although the Money Fund and the New York Tax-Exempt Money Fund may enter into reverse repurchase agreements, provided such agreements do not exceed in the aggregate one-third of the market value of the Money Fund's or the New York Tax-Exempt Money Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements);

3. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed one-third of the value of the relevant Fund's total assets, taken at cost, at the time of such borrowing and except in connection with permitted reverse repurchase agreements, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed one-third of the value of the Fund's total assets at the time of such borrowing. No Money Market Fund will purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of its total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and, in the case of the Money Fund and the New York Tax-Exempt Money Fund, will not apply to reverse repurchase agreements;

4. Purchase the securities or other obligations of any issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. This limitation does not apply to issues of the United States Government, its agencies or instrumentalities or to permitted investments of up to 25% of a Fund's total assets;

5. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of the relevant Fund's total assets, except that the Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies. For purposes of industry concentration, there is no percentage limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, negotiable certificates of deposit, time deposits, and bankers' acceptances of United States branches of United States banks;

6. Make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of portfolio securities in accordance with the relevant Fund's investment objective and policies (see "Investment Objectives and Policies");

7. Purchase or sell puts, calls, straddles, spreads or any combination thereof; real estate; commodities; or commodity contracts or interests in oil, gas, or mineral exploration, development or lease programs. However, the Money Fund and the New York Tax-Exempt Money Fund may purchase bonds or commercial paper issued by companies which invest in real estate or interest therein including real estate investment trusts;

8. Purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

9. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder;

10.  Act as an underwriter of securities; or

11. Issue senior securities as defined in the 1940 Act, except insofar as a Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement or reverse repurchase agreement; (b) permitted borrowings of money; or (c) purchasing securities on a when-issued or delayed delivery basis.

In addition to the restrictions listed above, the Treasury Money Fund may not:

1. Invest in structured notes or other instruments commonly known as derivatives;

2.   Invest in any type of variable, adjustable or floating rate securities;

3. Invest in securities issued by agencies or instrumentalities of the United States Government, such as the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Mortgage Corp. or the Small Business Administration; or,

4. Invest in zero coupon bonds, except that the Treasury Money Fund may invest in zero coupon bonds issued by the United States Government provided that the bonds mature within 397 days from the date of purchase, and that the Treasury Money Fund may include zero coupon bonds issued by the United States Government as collateral for repurchase agreements.

In addition to the restrictions listed above, as a fundamental policy, the New York Tax-Exempt Money Fund will invest at least 80% of its Assets in New York municipal obligations that are exempt from Federal, New York State, and New York City personal income tax.

The Equity Funds may not:

1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments that are illiquid;

2. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed one-third of the value of the relevant Fund's total assets, taken at cost, at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction 12, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts not to exceed one-third of the value of the Fund's net assets at the time of such borrowing. A Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets;

3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to issues of the United States Government, its agencies or instrumentalities and to permitted investments of up to 25% of a Fund's total assets;

4. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of the value of a Fund's total assets. For purposes of industry concentration, there is no percentage limitation with respect to investments in securities of the United States Government, its agencies or instrumentalities;

5. Purchase the securities of an issuer if, immediately after such purchase, the relevant Fund owns more than 10% of the outstanding voting securities of such issuer;

6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with a Fund's investment objectives and policies (see "Investment Objectives and Policies");

7. Purchase or sell puts, calls, straddles, spreads or any combination thereof; real estate; commodities or commodity contracts, except for a Fund's interests in derivative instruments as described under "Investment Objectives and Policies"; or interests in oil, gas or mineral exploration or development programs. However, a Fund may purchase securities or commercial paper issued by companies which invest in real estate or interests therein, including real estate investment trusts;

8. Purchase securities on margin, make short sales of securities, or maintain a short position, except in the course of a Fund's hedging activities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

9. Invest in fixed time deposits with a duration of from two Business Days to seven calendar days if more than 10% of the Fund's total assets would be invested in such deposits;

10. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder;

11.  Act as an underwriter of securities; or

12. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to Investment Restriction 2 and except that the Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of its total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof.

The Taxable Fixed Income Funds may not:

1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the relevant Fund's net assets would be in investments that are illiquid;

2. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to one-third of the value of the relevant Fund's total assets, taken at cost at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction 10, or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing in amounts up to one-third of the value of the Fund's net assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of its total assets. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets;

3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities and to permitted investments of up to 25% of a Fund's total assets;

4. Purchase the securities of an issuer if, immediately after such purchase, the relevant Fund owns more than 10% of the outstanding voting securities of such issuer. This limitation shall not apply to permitted investments of up to 25% of a Fund's total assets;

5. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of a Fund's total assets, except that the Intermediate Government Fund will invest more than 25% of its assets in securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the relevant Fund's investment objective and policies;

7. Purchase or sell puts, calls, straddles, spreads or any combination thereof; real estate; commodities; commodity contracts, except for a Fund's interest in derivative instruments as described under "Investment Objectives and Policies"; or interest in oil, gas, or mineral exploration or development programs. However, a Fund may purchase debt obligations secured by interests in real estate or issued by companies which invest in real estate or interests therein including real estate investment trusts;

8. Purchase securities on margin, make short sales of securities or maintain a short position, except in the course of the relevant Fund's hedging activities, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into such securities or maintains in a segregated account liquid short-term securities with a market value at all times equal to or greater than the relevant Fund's purchase obligation or short position; provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities;

9. Invest in fixed time deposits with a duration of from two Business Days to seven calendar days if more than 10% of a Fund's total assets would be invested in such deposits;

10. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to

     Investment Restriction 2 and except that a Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

11. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder; or

12.  Act as an underwriter of securities.

The Tax-Exempt Fixed Income Funds may not:

1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the relevant Fund's net assets would be in investments that are illiquid;

2. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to one-third of the value of the relevant Fund's total assets, taken at cost at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction 10, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts up to one-third of the value of the Fund's net assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets;

3. Purchase securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. Each state and political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member will be a separate issuer if the security is backed only by the assets and revenue of that issuer. If the security is guaranteed by another entity, the guarantor will be deemed to be the issuer. This limitation shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities or to permitted investments of up to 50% of the Intermediate New York Tax-Exempt Fund's total assets or to permitted investments of up to 25% of the Intermediate Tax-Exempt Fund's total assets;

4. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of the relevant Fund's investment in such industry would exceed 25% of the value its total assets, except that the Intermediate Tax-Exempt Fund may invest more than 25% of its assets in securities issued or guaranteed by the United States Government (or, in the case of the Intermediate New York Tax-Exempt Fund, New York State, New York City and the Commonwealth of Puerto Rico) and their respective authorities, agencies, instrumentalities and political subdivisions;

5. Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of the relevant Fund's total assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with fewer than three years of operating history (including predecessors);

6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the relevant Fund's investment objective and policies (see "Investment Objectives and Policies");

7. Purchase or sell puts, calls, straddles, spreads or any combination thereof except to the extent that securities subject to a demand obligation, stand-by commitments and puts may be purchased (see "Investment Objectives and Policies"); real estate; commodities; commodity contracts, except for a Fund's interest in derivatives instruments as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, a Fund may purchase municipal bonds, notes or commercial paper secured by interest in real estate;

8. Purchase securities on margin, make short sales of securities or maintain a short position, except in the course of the Fund's hedging activities, unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities;

9. Invest in fixed time deposits with a duration of from two Business Days to seven calendar days if more than 5% of the relevant Fund's total assets would be invested in such deposits;

10. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to Investment Restriction 2 and except that a Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the relevant Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

11. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder; or

12.  Act as an underwriter of securities.

In addition to the restrictions listed above, as a fundamental policy, the Intermediate New York Tax-Exempt Fund may not invest less than 80% of its total assets in bonds and notes that are exempt from Federal, New York State and New York City income taxes. In addition to the restrictions listed above, as a fundamental policy, the Intermediate Tax-Exempt Fund may not invest less than 80% of its total assets in debt obligations that are exempt from Federal income tax.

Undertaking in Response to State Securities Regulations

In order to satisfy the requirements of certain state securities regulations, the Large Cap Equity Fund has undertaken not to invest more than 5% of its net assets in warrants and to further restrict its investment in warrants so that not more than 2% of net assets will be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. This is not, however, a fundamental policy and may be changed by the Directors at any time without the approval of the shareholders of the Large Cap Equity Fund.

                             DIRECTORS AND OFFICERS


The directors and executive officers of BNY Hamilton, together with information as to their principal occupations during the past five years are shown below. The "fund complex" consists of one investment company, BNY Hamilton, including 21 series thereunder.


Independent Directors

                                                                                           Number of
                                            Term of                                      Portfolios in
                           Position(s)     Office and                                         Fund
                            Held with      Length of                                        Complex
   Name, Address, and          BNY        Time Served       Principal Occupation(s)       Overseen by     Other Directorships
        Age                 Hamilton           #              During Past 5 Years           Director        Held by Director
-----------------------   ------------   -------------   -----------------------------   -------------   ---------------------
Edward L. Gardner         Director and   Since May 12,   Chairman of the Board,                21        Vice Chair, New York
411 Theodore Fremd Ave.   Chairman of    1995            President and Chief Executive                   Public Library
Rye, NY 10580             the Board                      Officer, Industrial Solvents                    Conservator's
Age 70                                                   Corporation, 1981 to                            Council, 2001 to
                                                         Present(Petro-Chemical Sales)                   Present; Member,
                                                                                                         Points of Light
                                                                                                         Foundation, 1995 to
                                                                                                         Present; President, Big
                                                                                                         Brothers/Big Sisters
                                                                                                         of America
                                                                                                         Foundation,

                                                                                           Number of
                                            Term of                                      Portfolios in
                           Position(s)     Office and                                         Fund
                            Held with      Length of                                        Complex
   Name, Address, and          BNY        Time Served       Principal Occupation(s)       Overseen by     Other Directorships
        Age                 Hamilton           #              During Past 5 Years           Director        Held by Director
-----------------------   ------------   -------------   -----------------------------   -------------   ---------------------
                                                                                                         1992 to Present;
                                                                                                         Chairman of
                                                                                                         the Board, Big
                                                                                                         Brothers/Big Sisters
                                                                                                         of New York City,
                                                                                                         1992 to Present;
                                                                                                         Member, Rockefeller
                                                                                                         University Council,
                                                                                                         1984 to Present

James E. Quinn            Director       Since           President, Tiffany & Co.,             21        Director, Mutual of
Tiffany & Co.                            November 15,    January 2003 to Present;                        America Capital
600 Madison Avenue                       1996            Member, Board of Directors,                     Management Co.;
New York, NY  10022                                      Tiffany & Co., January 1995                     Trustee, Museum of
Age 53                                                   to Present; Vice Chairman,                      the City of New York.
                                                         Tiffany & Co., 1999 to
                                                         Present; Executive Vice
                                                         President, Tiffany & Co.,
                                                         March 1992 to 1999.

Karen R. Osar             Director       Since May 13,   Senior Vice President and             21        Director, Allergan,
Crompton Corporation                     1998            Chief Financial Officer,                        Inc.; Director, AGL
199 Benson Road                                          Crompton Corporation                            Resources, Inc.
Middlebury, CT 06749                                     (Chemical Manufacturing),
Age 55                                                   2004 to present; Senior Vice
                                                         President and Chief Financial
                                                         Officer, MeadWestvaco Corp.
                                                         (Paper Packaging), 2002 to
                                                         2003; Senior Vice President
                                                         and Chief Financial Officer,
                                                         Westvaco Corp., 1999 to 2002;
                                                         Vice President & Treasurer,
                                                         Tenneco Inc. (Conglomerate
                                                         Manufacturing), 1994 to 1999;
                                                         Managing Director of
                                                         Corporate Finance Group, J.P.
                                                         Morgan & Co., Inc.


Kim D. Kelly              Director       Since August    Chief Executive Officer,              21        Chair of Cable
131 East 69th Street,                    11, 1999        Arroyo Video, 2004 to                           Advertising Bureau,
#7A New York, NY 10021                                   2005; President, Chief                          Director of AgileTV,
Age 48                                                   Operating Officer and                           The Cable Center,
                                                         Chief Financial Officer,                        and Cable in the
                                                         Insight Communications, 2000                    Classroom; Treasurer
                                                         to 2003; Chief Operating                        and Trustee of Saint
                                                         Officer and Chief Financial                     David's School; Director,
                                                         Officer, Insight                                Arroyo Video; Director,
                                                         Communications, 1998 to 2000;                   MCG Capital.
                                                         Chair of the National Cable
                                                         Telecommunications
                                                         Association (NCTA)
                                                         Subcommittee for
                                                         Telecommunications Policy and
                                                         Member of NCTA Subcommittee
                                                         for Accounting.


                                                                                           Number of
                                            Term of                                      Portfolios in
                           Position(s)     Office and                                         Fund
                            Held with      Length of                                        Complex
   Name, Address, and          BNY        Time Served       Principal Occupation(s)       Overseen by     Other Directorships
        Age                 Hamilton           #              During Past 5 Years           Director        Held by Director
-----------------------   ------------   -------------   -----------------------------   -------------   ---------------------
John R. Alchin            Director       Since August    Executive Vice President,             21        None
Comcast Corporation                      8, 2001         Co - Chief Financial Officer
1500 Market Street                                       and Treasurer, Comcast
Philadelphia, PA  19102                                  Corporation, 1990 to Present.
Age 56

Interested Director


Newton P.S. Merrill*      Director       Since           Retired; Senior Executive             21        Director, National
262 Central Park West,                   February 12,    Vice President, Bank of New                     Integrity Life
#12B                                     2003            York, 1994 to 2003; Chairman                    Insurance, 2000 to
New York, NY 10024                                       and Director, Ivy Asset                         Present; Trustee,
Age 65                                                   Management, 2000 to 2003.                       Museum of the City of
                                                                                                         New York, 1995 to
                                                                                                         Present; Director,
                                                                                                         Woods Hole
                                                                                                         Oceanographic
                                                                                                         Institute, 1994 to
                                                                                                         Present; Honorary
                                                                                                         Trustee, Edwin Gould
                                                                                                         Foundation for
                                                                                                         Children, 2003 to
                                                                                                         Present; and Trustee,
                                                                                                         Connecticut Rivea
                                                                                                         Museum, 2005 to present.

Officers


Kevin J. Bannon           Chief          Since May 12,   Executive Vice President and          21        --
The Bank of New York      Executive      2003            Chief Investment Officer of
1633 Broadway, 13th       Officer,                       the Advisor **, 1993 to
Floor New York,           President                      Present.  Chairman of the
NY 10019 Age 52                                          Advisor's Investment Policy
                                                         Committee.

Michael A. Grunewald      Vice           Since           Director of Client Services,          21        --
3435 Stelzer Road         President      February 28,    BISYS Fund Services, Inc.**,
Columbus, OH 43219                       2001            1993 to Present.
Age 35

Guy Nordahl              Treasurer and   Since           Vice President, The Bank of           21        --
One Wall Street          Principal       February 15,    New York**, 1999 to Present.
New York, NY 10286       Accounting      2005
Age 39                   Officer

Kim Smallman              Secretary      Since           Counsel, Legal Services,              21        --
100 Summer Street,                       November 10,    BISYS Fund Services, Inc.**,
15th Floor                               2004            2002-Present; Attorney,
Boston, MA 02110                                         private practice, 2000-2002.
Age 33

Alaina V. Metz            Assistant      Since May 14,   Chief Administrator,                  21        --
3435 Stelzer Road         Secretary      1997            Administration Services of
Columbus, OH 43219                                       BISYS Fund Services, Inc.**,
Age 38                                                   June 1995 to Present;
                                                         Supervisor of Mutual Fund
                                                         Legal Department, Alliance
                                                         Capital Management, May 1989
                                                         to June 1995.


# Each Director shall hold office until his or her successor is elected and qualified. The officers of BNY Hamilton shall serve for one year and until their successors are duly elected and qualified, or at the pleasure of the Directors.

* Mr. Merrill is an "interested" Director by reason ownership of securities of The Bank of New York, the Fund's Advisor.

** This position is held with an affiliated person or principal underwriter of BNY Hamilton.

Responsibilities of the Board of Directors

The Board has responsibility for the overall management and operations of BNY Hamilton, including general supervision of the duties performed by the Advisor and other service providers.

Board of Director Committees

The Board of Directors has an Audit Committee, the members of which are Messrs. Alchin, Gardner and Quinn and Mmes. Osar (chair) and Kelly. The Audit Committee met two times during the fiscal year ended December 31, 2004. The Board of Directors has determined that all members of the Audit Committee are "independent," as required by applicable listing standards of the New York Stock Exchange. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon BNY Hamilton's financial operations. The Board of Directors does not have a nominating committee.


Ownership of Shares of BNY Hamilton*



--------------------------------------------------------------------------------------------------------
                                                                        Aggregate Dollar Range of Equity
                                                                         Securities and/or Shares in All
Name of Director        Dollar Range of Equity Securities in              Funds Overseen by Director in
                           Each Series of BNY Hamilton #                 Family of Investment Companies
--------------------------------------------------------------------------------------------------------
Edward L. Gardner   Small Cap Growth Fund - $1 - $10,000                Over $100,000
                    Money Fund - Over $100,000
--------------------------------------------------------------------------------------------------------
James E. Quinn      Large Cap Growth Fund - $50,001 - $100,000          Over $100,000
                    Small Cap Growth Fund - $50,001 - $100,000
                    Large Cap Equity Fund - $1 - $10,000
                    Intermediate Investment Grade Bond Fund - $1
                    - $10,000
                    Money Fund - $50,001 - $100,000

--------------------------------------------------------------------------------------------------------
Karen R. Osar       Large Cap Growth Fund - $1 - $10,000                $50,001 - $100,000
                    Small Cap Growth Fund - $1 - $10,000
                    Money Fund - $10,001 - $50,000
--------------------------------------------------------------------------------------------------------
Kim D. Kelly        Large Cap Growth Fund - $50,001 - $100,000          Over $100,000
                    Large Cap Value Fund - $50,001 - $100,000
                    Internatonal Equity Fund - $10,001 - $50,000
                    S&P 500 Index Fund - $50,001 - $100,000
                    Enhanced Income Fund - $50,001 - $100,000
--------------------------------------------------------------------------------------------------------
John R. Alchin      None                                                None
--------------------------------------------------------------------------------------------------------
Newton P.S.
Merrill**           Small Cap Growth Fund - $10,000 - $50,000           Over $100,000
                    International Equity Fund - $10,001 - $50,000
                    Money Fund - Over $100,000
                    Large Cap Value - Over $100,000
                    High yield Fund - $10,000 - $50,000
--------------------------------------------------------------------------------------------------------



*    As of December 31, 2004


**   Interested Director

#    Indicates each series of BNY Hamilton for which equity securities are held.

Ownership in BNY Hamilton's Advisor, any Subadviser or Distributor

None of the Directors or their immediate family members owns beneficially or of record securities in the Funds' investment advisors or principal underwriter or entity directly or indirectly controlling, controlled by, or under common control with the Funds' investment advisors or principal underwriter.

Compensation of Directors

The following table sets forth certain information regarding the compensation of BNY Hamilton's Directors for the fiscal year ended December 31, 2004. In 2005, BNY Hamilton expects to pay each Director annual compensation of $40,000 and per-meeting fees of $4,000

(in-person meetings) and $2,000 (telephonic meetings), plus out-of-pocket expenses. In addition, the Chair of the Board of the Directors and the Chair of the Audit Committee each receive an additional $5,000 in annual compensation. During the fiscal year ended December 31, 2004, such compensation and fees amounted to $382,000, plus out-of-pocket expenses. The compensation is allocated to all series of BNY Hamilton. The Directors and executive officers do not receive pension or retirement benefits.

                                             Pension or       Estimated       Total
                             Aggregate       Retirement        Annual     Compensation
                           Compensation       Benefits        Benefits     paid by the
     Name of Person,        paid by the   Accrued As Part       Upon        Funds to
       Position               Funds*      of Fund Expenses   Retirement     Directors
------------------------   ------------   ----------------   ----------   ------------
Edward L. Gardner             $67,000            $0              $0          $67,000
   Director and Chairman
   of the Board
James E. Quinn                $60,000            $0              $0          $60,000
   Director
Karen Osar                    $67,000            $0              $0          $67,000
   Director
Kim Kelly                     $65,000            $0              $0          $65,000
   Director
John R. Alchin                $63,000            $0              $0          $63,000
   Director
Newton P.S. Merrill           $60,000            $0              $0          $60,000
   Director

By virtue of the responsibilities assumed by the Advisor and the Administrator (see "Investment Advisor", "Administrator" and "Distributor") and the services provided by BNY Hamilton, no Fund has any employees; its officers are provided and compensated by BNY Hamilton Distributors, Inc. BNY Hamilton's officers conduct and supervise the business operations of each Fund.

The Bank of New York extends lines of credit to Comcast Corporation, a company of which Mr. Alchin is an officer, and one of its subsidiaries in the ordinary course of business. As of December 31, 2004, The Bank of New York had extended lines of credit to Comcast Corporation and E! Entertainment, Inc., which represented 2.9% and 9.7%, respectively, of all the lines of credit of each such company. As of December 31, 2004, there were no amounts outstanding under the line of credit extended from The Bank of New York to Comcast Corporation or E! Entertainment, Inc.

The Bank of New York extends lines of credit to Tiffany & Co., a company of which Mr. Quinn is an officer, in the ordinary course of business. As of December 31, 2004, The Bank of New York had extended lines of credit to Tiffany & Co., which represented 20.2% of all the lines of credit of such company. As of that date, the loans outstanding from The Bank of New York to Tiffany & Co., including long-term senior debt, represented 1.8% of Tiffany & Co.'s total outstanding debt.

                               INVESTMENT ADVISOR

The investment advisor to the Funds is The Bank of New York, a bank organized under the laws of the State of New York with its principal offices at One Wall Street, New York, New York 10286. The Bank of New York is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, The Bank of New York offers a wide range of services, primarily to governmental, institutional, corporate and individual customers in the United States and throughout the world.

Under the terms of the Advisory Agreements, the investment advisory services The Bank of New York provides to the Funds are not exclusive. The Bank of New York is free to and does render similar investment advisory services to others. The Bank of New York serves as investment advisor to personal investors and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which The Bank of New York serves as trustee. The accounts managed or advised by The Bank of New York have varying investment objectives and The Bank of New York invests assets of such accounts in investments substantially similar to, or the same as, those that are expected to constitute the principal investments of the Funds. Such accounts are supervised by officers and employees of The Bank of New York who may also be acting in similar capacities for the Funds. See "Portfolio Transactions and Brokerage".

The Large Cap Value Fund is sub-advised by Estabrook Capital Management, LLC ("Estabrook"), a wholly-owned subsidiary of The Bank of New York. The Bank of New York pays Estabrook 0.30% of the average net assets of the Large Cap Value Fund.

The Multi-Cap Equity Fund and Small Cap Core Equity Fund are sub-advised by Gannett Welsh & Kotler, LLC ("GW&K"), a wholly-owned subsidiary of The Bank of New York. The Bank of New York pays GW&K a fee equal to 0.75% of the average daily net assets of each of the Multi-Cap Equity Fund and Small Cap Core Equity Fund.

The High Yield Fund is sub-advised by Seix Investment Advisors Inc. ("Seix"). The Bank of New York pays Seix a fee equal to 0.45% on the first $100 million of the average daily net assets of the Fund and 0.35% on the average daily net assets in excess of $100 million.

Since April 1, 1999 or a Fund's inception, if later, the Bank of New York has voluntarily agreed to limit the expenses of the Funds listed in the chart below. As of July 1, 2004, these arrangements were made contractually binding until April 30, 2007. The limitation will be accomplished by waiving all or a portion of its advisory, accounting, custodial and certain other service fees and, if necessary, reimbursing expenses.


----------------------------------------------------------------------------------------
                                        INSTITUTIONAL   INVESTOR    CLASS A     CLASS C
                                            SHARES       SHARES    SHARES/1/   SHARES/2/
----------------------------------------------------------------------------------------
Intermediate Government Fund                0.65%          N/A       0.90%       1.65%
----------------------------------------------------------------------------------------
Intermediate Investment Grade Fund          0.69%          N/A       0.94%       1.69%
----------------------------------------------------------------------------------------
Intermediate New York Tax-Exempt Fund       0.59%          N/A       0.84%       1.59%
----------------------------------------------------------------------------------------
Intermediate Tax-Exempt Fund                0.79%          N/A       1.04%       1.79%
----------------------------------------------------------------------------------------
S&P 500 Index Fund                          0.35%         0.60%       N/A         N/A
----------------------------------------------------------------------------------------
Large Cap Value Fund                        0.80%          N/A       1.05%       1.80%
----------------------------------------------------------------------------------------
Small Cap Core Equity Fund                  1.00%          N/A       1.25%       2.00%
----------------------------------------------------------------------------------------
U.S. Bond Market Index Fund                 0.35%         0.60%       N/A         N/A
----------------------------------------------------------------------------------------
Large Cap Growth CRT Fund                   0.80%          N/A        N/A         N/A
----------------------------------------------------------------------------------------
Small Cap Growth CRT Fund                   0.96%          N/A        N/A         N/A
----------------------------------------------------------------------------------------
International Equity CRT Fund               1.22%          N/A        N/A         N/A
----------------------------------------------------------------------------------------
Enhanced Income Fund                        0.25%          N/A       0.50%       1.25%
----------------------------------------------------------------------------------------
Multi-Cap Equity Fund                       1.00%          N/A       1.25%       2.00%
----------------------------------------------------------------------------------------
High Yield Fund                             0.89%          N/A       1.14%       1.89%
----------------------------------------------------------------------------------------



For the New York Tax-Exempt Money Fund, the limitations are 0.25%, 0.50% and 0.75% for the Hamilton Shares, Premier Shares and Classic Shares, respectively.

For the fiscal years ended December 31, 2002, 2003 and 2004, The Funds incurred gross advisory fees as follows:



                                               2002         2003         2004
                                            ----------   ----------   ----------
Money Fund                                  $6,655,751   $6,479,680   $6,617,679
Treasury Money Fund                         $1,663,302   $2,001,170   $2,098,181
New York Tax-Exempt Money Fund              $   66,341   $  168,552   $  252,896
Intermediate Government Fund                $  582,933   $  669,923   $  609,853
Intermediate Investment Grade Fund          $2,292,902   $2,427,127   $2,360,006
Enhanced Income Fund                        $  100,206   $  342,305   $  425,926
Intermediate New York Tax-Exempt Fund       $  377,874   $  467,624   $  539,308
Intermediate Tax-Exempt Fund                $1,334,226   $1,445,735   $1,369,187
High Yield Fund                                    N/A   $  248,418   $  801,629
Large Cap Equity Fund                       $2,473,985   $2,238,266   $2,213,555
Large Cap Growth Fund                       $2,156,470   $1,985,854   $2,104,890
Small Cap Growth Fund                       $2,551,819   $2,712,447   $4,961,037
Multi-Cap Equity Fund                       $   85,892   $  366,814   $  403,876
International Equity Fund                   $1,304,098   $  818,231   $1,335,884
S&P 500 Index Fund                          $  106,616   $  181,516   $  259,639
Large Cap Value Fund                        $  211,842   $  447,044   $1,061,874
U.S. Bond Market Index Fund                 $  168,470   $  362,849   $  272,811
Large Cap Growth CRT Fund                   $  102,801   $   101,94   $   81,817
Small Cap Growth CRT Fund                   $   66,042   $   68,092   $   72,980


----------
/1/ As of January 26, 2004, Investor Shares of each of the Funds, except for the Index Funds, have been reclassified as Class A Shares.
/2/ As of January 26, 2004, pursuant to the Funds' prospectuses, Class C Shares have been added to each Fund, except for the Index Funds, the Money Market Funds and the CRT Funds.

                                               2002         2003         2004
                                            ----------   ----------   ----------
International Equity CRT Fund               $   62,700   $   39,881   $   48,596


The following chart reflects advisory fee waivers by The Bank of New York as follows:


                                                    2002       2003       2004
                                                  --------   --------   --------
Intermediate Government Fund                      $116,146   $137,232   $165,824
Intermediate Investment Grade Fund                $ 25,419   $ 22,728   $  2,085
Intermediate New York Tax-Exempt Fund             $138,722   $127,932   $179,198
Intermediate Tax-Exempt Fund                      $ 15,105        N/A   $ 22,997
S&P 500 Index Fund                                $106,616   $302,788   $257,299
Large Cap Value Fund                              $165,398   $221,382   $197,847
U.S. Bond Market Index Fund                       $168,470   $315,307   $228,526
Large Cap Growth CRT Fund                         $102,801   $113,232   $101,239
Small Cap Growth CRT Fund                         $ 66,042   $112,875   $114,182
International Equity CRT Fund                     $ 62,700   $163,041   $ 88,721
Enhanced Income Fund                              $ 90,835   $137,946   $ 74,835
Multi-Cap Equity Fund                             $ 28,409   $147,361   $105,461
High Yield Fund                                        N/A   $156,483   $101,163
New York Tax-Exempt Money Fund                    $168,299   $169,879   $107,085


The Investment Advisory Agreement and Subadvisory Agreements (in the case of the Large Cap Value Fund, the Multi-Cap Equity Fund and the High Yield Fund) for each Fund must be specifically approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Directors and
(ii) by a vote of a majority of the Directors of the Fund who are not "interested persons", as defined by the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. See "Directors and Officers". Each of the Investment Advisory Agreements and Subadvisory Agreements will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of a Fund's outstanding shares on 60 days' written notice to the Advisor and the subadviser, in the case of the Subadvisory Agreements and by the Advisor or subadviser on 60 days' written notice to BNY Hamilton. See "Additional Information".

In approving each Investment Advisory Agreement with The Bank of New York, at a meeting on May 12, 2004 (November 10, 2004 with respect to the Small Cap Core Equity Fund) (at which all of the Directors, including all of the Directors who are not "interested persons" of the Funds, were present throughout), the Directors evaluated, among other matters: (1) the nature and quality of services to be provided by The Bank of New York, including The Bank of New York's performance record with respect to each Fund (discussed below) or, in the case of new Funds without a performance record, similar funds advised by The Bank of New York; (2) the cost to The Bank of New York in providing its services and its profitability on a Fund-by-Fund basis; (3) whether the Funds and their shareholders might benefit from any economies of scale, noting that the fee schedules for each Fund did not include any breakpoint reductions as Fund assets increase; (4) whether The Bank of New York would receive fall-out benefits that should be taken into consideration in negotiating the fee; (5) the investment personnel and compliance resources of The Bank of New York; and (6) the fees paid by comparable investment companies and expenses of comparable investment companies. The Board also considered voluntary limits on

Fund expenses undertaken by The Bank of New York, as set forth above. The Board noted that The Bank of New York would be responsible for compensating the subadvisers for providing their services to the relevant Funds.

In considering these matters, the Directors met separately with experienced 1940 Act counsel that is independent of The Bank of New York. The Directors considered such other matters as they considered relevant, including the overall services rendered by The Bank of New York to each Fund since the inception of the relevant Fund. The Directors recognized The Bank of New York's background and history as a financial institution and that, as of March 31, 2003, it managed more than $72 billion in investments for institutions and individuals.

While no particular factor or item was necessarily conclusive and each Director placed varying degrees of weight on the different considerations noted, the materials prepared for the Directors' consideration of the Investment Advisory Agreements directed attention towards each Fund's performance record, a comparison of each Fund with the fees and expenses of comparable investment companies, and the Fund-by-Fund profitability to The Bank of New York. These materials (specific portions of which are described below) and the presentations at the Board meeting assisted the Board in concluding that the Investment Advisory Agreement for each Fund should be continued.

In preparation for the meeting at which the Investment Advisory Agreements were considered, the Directors requested and reviewed a wide variety of materials, including extensive performance and expense information (including comparisons with other funds). In respect of each Fund, the Directors compared the Fund's performance to the performance records of similar funds and to their respective benchmark indices. The comparisons were based on information as of March 31, 2004 and reflected performance over the prior one month, quarter, one year, three year, five year and ten year periods (or since inception), as applicable. The Directors reviewed prepared comments by the investment personnel responsible for each Fund as to the market environment, performance attribution and key strategies. The Directors also reviewed reports detailing the largest holdings and other characteristics of each Fund's portfolio. The Directors also received a report and presentation of The Bank of New York regarding the economy, investment strategy and outlook.


Performance Comparisons:

In respect of each Fund, specific performance information presented to the Board included the following:

Money Fund:

As compared to the Lipper Institutional Money Market Fund Average, the Money Fund Hamilton Shares performed slightly better in each of the periods presented.

Treasury Money Fund:

As compared to the Lipper Institutional US Treasury Money Market Fund Average, the Treasury Money Fund Hamilton Shares performed better in each of the periods presented.

New York Tax-Exempt Money Fund:

As compared to the Lipper Institutional New York Tax-Exempt Money Market Fund Average, the New York Tax-Exempt Money Fund Hamilton Shares performed better in the period presented. The inception date for the Fund was in 2002, so performance was only available for periods up to 1 year.

Large Cap Equity Fund

As compared to the Lipper Equity Income Fund Average, the Large Cap Equity Fund Institutional Shares performed worse in each of the periods presented.

Large Cap Value Fund:

As compared to the Lipper Institutional Large Cap Value Fund Average, the Large Cap Value Fund Institutional Shares performed slightly better over 1 year and better than 3 years.

Large Cap Growth Fund:

As compared to the Lipper Institutional Large Cap Growth Fund Average, the Large Cap Growth Fund Institutional Shares performed slightly worse in each of the periods presented.

Multi-Cap Equity Fund:

As compared to the Lipper Institutional Multi-Cap Fund Average, the Multi-Cap Equity Fund Institutional Shares performed better over the 1 year period and worse over the 3 year period.

Small Cap Growth Fund:

As compared to the Lipper Institutional Mid-Cap Growth Fund Average, the Small Cap Growth Fund Institutional Shares performed slightly worse in the 1 year period and better in the 3year period.

International Equity Fund:

As compared to the Lipper Institutional International Fund Average, the International Equity Fund Institutional Shares performed slightly worse for the 1 year and worse for the 3 year period.

Intermediate Government Fund:

As compared to the Lipper Institutional Intermediate US Government Fund Average the Intermediate Government Fund Institutional Shares performed worse in each of the periods presented.

Intermediate Investment Grade Fund:

As compared to the Lipper Institutional Intermediate Investment Grade Debt Fund Average, the Intermediate Investment Grade Fund Institutional Shares performed worse in each of the periods presented.

Enhanced Income Fund:

As compared to the Lipper Institutional Ultra Short Fund Average, the Enhanced Income Fund Institutional Shares performed slightly better for the 1 year period. The inception date for the Fund was in 2003, so performance was only available for periods up to 1 year.

Intermediate New York Tax-Exempt Fund:

As compared to the Lipper Institutional New York Intermediate Municipal Fund Average, the Intermediate New York Tax-Exempt Fund Institutional Shares and Investor Shares performed worse in each of the periods presented.

Intermediate Tax-Exempt Fund:

As compared to the Lipper Institutional Intermediate Municipal Fund Average, the Intermediate Tax-Exempt Fund Institutional Shares performed worse in each of the periods presented.

High Yield Fund:

Because the High Yield Fund's inception date was in 2003, its advisory agreements were not up for renewal in 2004.

S&P 500 Index Fund:

As compared to the Lipper Institutional S&P 500 Fund Average, the S&P 500 Fund Institutional Shares performed slightly better over the 1 year period and slightly worse over the 3 year period.

US Bond Market Index Fund:

As compared to the Lipper Institutional Intermediate Investment Grade Funds Average, , the US Bond Market Index Fund Institutional Shares performed slightly worse in the 1 year period and better in the 3 year period.

Large Cap Growth CRT Fund:

As compared to the Lipper Institutional Large Cap Core Fund Average, the Large Cap Growth CRT Fund Shares performed worse in each of the periods presented.

Small Cap Growth CRT Fund:

As compared the Lipper Institutional Mid-Cap Growth Fund, the Small Cap Growth CRT Fund Shares performed better in each of the periods presented.

International Equity CRT Fund:

As compared to the Lipper Institutional International Fund Average, the International Equity CRT Fund Shares performed slightly better in each of the periods presented.

Fee and Expense Comparisons:

In respect of each Fund and the comparisons of investment advisory fees, administrative fees and the total expense ratios, specific information, as noted below, was presented./2/ For certain Funds, the advisory fees, the administrative fees or the expense ratios exceeded the peer group average or median. In such instances, the Board was nonetheless satisfied that the advisory fee was reasonable because of the level of service provided and the other factors noted above. The Board recognized that not all fees are directly comparable, as advisory fees and administrative fees for different investment companies may include different services than those provided to the Funds.

As compared to Institutional Load Money Market Funds without a 12b-1 fee, the Money Fund Hamilton Shares advisory fee (0.10) was below the average (0.22) and the median (0.15) for 14 funds; the administrative fee (0.10) was below the average (0.11) and at the median (0.10) for 15 funds; and the expense ratio (0.23) was below the average (0.35) and the median (0.30) for 15 funds.

As compared to Level Load Money Market Funds, the Money Market Classic Shares advisory fee (0.10) was below the average (0.26) and the median (0.25) for 17 funds; the administrative fee (0.10) was below the average (0.14) and the median (0.15) for 14 funds; and the expense ratio (0.73) was below the average (0.74) and at the median (0.73) for 17 funds.

As compared to Institutional Load Large Cap Growth Funds, the Large Cap Growth Fund Institutional Shares advisory fee (0.60) was below the average (0.68) and the median (0.65) for 17 funds; the administrative fee (0.20) was higher than the average (0.17) and the median (0.16) for 15 funds; and the expense ratio (0.90) was below the average (0.97) and at the median (0.90) for 17 funds.

As compared to Institutional Load Treasury Money Market Funds without a 12b-1 fee, the Treasury Money Fund Hamilton Shares advisory fee (0.10) was below the average (0.23) and the median (0.20) for 15 funds; the administrative fee (0.10) was below the average (0.11) and at the median (0.10) for 15 funds; and the expense ratio (0.23) was below the average (0.45) and the median (0.45) for 15 funds.

As compared to Institutional Load International Funds, the International Equity Institutional Shares advisory fee (0.85) was below the average (0.97) and the median (0.97) for 16 funds; the administrative fee (0.20) was above the median (0.19) and the average (0.19) for 16 funds; and the expense ratio (1.44) was above the average (1.34) and the median (1.33) for 16 funds. The International Equity CRT Fund Institutional Shares, with the same advisory fee (0.85) was below the average and median of (0.97). The administrative fee (0.20) was above the average and median (0.19) and the expense ratio (1.22) was lower than the average (1.34) and median (1.33).

----------
/1/ Comparisons were made to the BNY Peer Group. The criteria for inclusion in the BNY Peer Group includes data from Lipper on 15-20 funds per objective with a similar business orientation to the Funds, a similar institutional background and a similar investment objective.

As compared to Institutional Load Intermediate Investment Grade Debt Funds, the Bond Market Institutional Shares advisory fees (0.25) were lower than the average (0.48) and the median (0.50) for 16 funds; the administrative fees (0.20) were higher than the average (0.16) and the median (0.17) for 16 funds; and the expense ratio (0.35) was below the average (0.74) and the median (0.76) for 17 funds.

As compared to Institutional Load Intermediate Investment Grade Debt Funds, the Intermediate Investment Grade Fund Institutional Shares advisory fees (0.50) were higher than the average (0.48) and at the median (0.50) for 16 funds; the administrative fees (0.20) were higher than the average (0.16) and the median (0.17) for 16 funds; and the expense ratio (0.79) was above the average (0.74) and the median (0.76) for 17 funds.

As compared to Level Load Treasury Money Market Funds, the Treasury Money Classic Shares advisory fees (0.10) were lower than the average (0.28) and the median (0.30) for 17 funds; the administrative fees (0.10) were lower than the average (0.13) and at the median (0.10) for 17 funds; and the expense ratio (0.73) was below the average (0.82) and the median (0.80) for 17 funds.

As compared to Institutional Load Mid Cap Growth Funds, the Small Cap Growth Fund Institutional Shares advisory fees (0.75) were lower than the average (0.79) and at the median (0.75) for 15 funds; the administrative fees (0.20) were higher than the average (0.19) and at the median (0.20) for 15 funds; and the expense ratio (1.06) was below the average (1.12) and the median (1.10) for 15 funds. The Small Cap Growth CRT Fund Institutional Shares, with the same advisory fees and administrative fees and an even lower expense ratio (0.96), also compared favorably.

As compared to Institutional Load Equity Income Funds, the Large Cap Equity Institutional Shares advisory fees (0.60) were lower than the average (0.62) and at the median (0.60) for 11 funds; the administrative fees (0.20) were higher than the average (0.19) and the median (0.17) for 10 funds; and the expense ratio (0.89) was below the average (0.95) and the median (0.93) for 11 funds.

As compared to Institutional Load Intermediate Muni Debt Funds, the Intermediate Tax-Exempt Fund Institutional Shares advisory fees (0.50) were higher than the average (0.49) and at the median (0.50) for 10 funds; the administrative fees (0.20) were higher than the average (0.19) and the median (0.18) for 10 funds; and the expense ratio (0.79) was above the average (0.63) and the median (0.65) for 10 funds.

As compared to Institutional Load Intermediate US Government Funds, the Intermediate Government Fund Institutional Shares advisory fees (0.50) were lower than the average (0.52) and at the median (0.50) for 12 funds; the administrative fees (0.20) were higher than the average (0.19) and at the median (0.20) for 12 funds; and the expense ratio (0.79) was above the average (0.71) and at the median (0.79) for 12 funds.

As compared to Institutional Load Money Market Funds with a 12b-1 fee, the Money Fund Premier Shares advisory fees (0.10) were lower than the average (0.17) and the median (0.15) for 13 funds; the administrative fees (0.10) were higher than the average (0.09) and at the median (0.10) for 11 funds; and the expense ratio (0.48) was above the average (0.41) and the median (0.45) for 13 funds.


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As compared to Institutional Load Large Cap Core Funds, the Large Cap Growth CRT
Fund Institutional Shares advisory fees (0.60) were above the average (0.58) and the median (0.53) for 13 funds; the administrative fees (0.20) were above the average (0.16) and the median (0.15) for 13 funds; and the expense ratio (0.80) was below the average (0.96) and the median (0.84) for 13 funds.

As compared to Institutional Load Treasury Money Market Funds with a 12b-1 fee, the Treasury Money Premier Shares advisory fees (0.10) were below the average (0.20) and the median (0.20) for 13 funds; the administrative fees (0.10) were above the average (0.08) and the median (0.08) for 9 funds; and the expense ratio (0.48) was above the average (0.43) and the median (0.45) for 13 funds.

As compared to Institutional Load Large Cap Value Funds, the Large Cap Value Fund Institutional Shares advisory fees (0.60) were below the average (0.63) and the median (0.63) for 9 funds; the administrative fees (0.20) were above the average (0.15) and the median (0.12) for 8 funds; and the expense ratio (0.80) was below the average (0.97) and the median (0.97) for 9 funds.

As compared to No Load New York Muni/Intermediate Muni Debt Funds, the Intermediate New York Tax-Exempt Fund Investor Shares advisory fees (0.50) were above the average (0.44) and the median (0.40) for 11 funds; the administrative fees (0.20) were above the average (0.19) and the median (0.17) for 7 funds; and the expense ratio (1.04) was above the average (0.86) and the median (0.85) for 11 funds.

As compared to No Load Intermediate Investment Grade Debt Funds, the Intermediate Investment Grade Fund Investor Shares advisory fees (0.50) were below the average (0.79) and the median (0.80) for 7 funds; the administrative fees (0.20) were above the average (0.13) and the median (0.15) for 3 funds; and the expense ratio (1.04) was above the average (1.02) and the median (0.87) for 7 funds.

As compared to No Load Large Cap Growth Funds, the Large Cap Growth Fund Investor Shares advisory fees (0.60) were below the average (0.73) and the median (0.70) for 12 funds; the administrative fees (0.20) were below the average (0.24) and at the median (0.20) for 11 funds; and the expense ratio (1.15) was below the average (1.37) and the median (1.30) for 12 funds.

As compared to No Load International Funds, the International Equity Fund Investor Shares advisory fees (0.85) were above the average (0.81) and at the median (0.85) for 11 funds; the administrative fees (0.20) were below the average (0.26) and at the median (0.20) for 9 funds; and the expense ratio (1.43) was below the average (1.45) but above the median (1.41) for 11 funds.

As compared to No Load Mid Cap Growth Funds, the Small Cap Growth Fund Investor Shares advisory fees (0.75) were below the average (0.86) and the median (0.84) for 9 funds; the administrative fees (0.20) were at the average (0.20) and above the median (0.19) for 9 funds; and the expense ratio (1.30) was below the average (1.39) and at the median (1.30) for 9 funds.


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


As compared to No Load Intermediate Muni Debt Funds, the Intermediate Tax-Exempt Fund Investor Shares advisory fees (0.50) were above the average (0.48) and at the median (0.50) for 14 funds; the administrative fees (0.20) were above the average (0.15) and the median (0.14) for 8 funds; and the expense ratio (1.04) was above the average (0.81) and the median (0.70) for 14 funds.

As compared to No Load Equity Income Funds, the Large Cap Equity Fund Investor Shares advisory fees (0.60) were below the average (0.75) and the median (0.70) for 15 funds; the administrative fees (0.20) were above the average (0.17) and at the median (0.20) for 7 funds; and the expense ratio (1.12) was below the average (1.18) and the median (1.22) for 15 funds.

As compared to Level Load NY Tax Exempt Money Market Funds, the New York Tax Exempt Money Market Fund Classic Shares advisory fees (0.10) were below the average (0.25) and the median (0.16) for 8 funds; the administrative fees (0.10) were below the average (0.13) and the median (0.13) for 7 funds; and the expense ratio (0.75) was below the average (0.77) and at the median (0.75) for 9 funds.

As compared to Institutional Load NY Tax Exempt Money Market Funds, the New York Tax Exempt Money Market Fund Hamilton Shares advisory fees (0.10) were below the average (0.23) and the median (0.20) for 11 funds; the administrative fees (0.10) were at the average (0.10) and at the median (0.10) for 4 funds; and the expense ratio (0.25) was below the average (0.47) and below the median (0.45) for 11 funds.

As compared to Institutional Load NY Tax Exempt Money Market Funds, the New York Tax Exempt Money Market Fund Premier Shares advisory fees (0.10) were below the average (0.23) and the median (0.20) for 11 funds; the administrative fees (0.10) were at the average (0.10) and median (0.10) for 4 funds; and the expense ratio (0.50) was above the average (0.47) and the median (0.45) for 11 funds.

As compared to No Load S&P 500 Index Funds, the S&P 500 Index Fund Investor Shares advisory fees (0.25) were below the average (0.37) and the median (0.35) for 6 funds; the administrative fees (0.20) were above the average (0.18) and at the median (0.20) for 5 funds; and the expense ratio (1.00) was above the average (0.67) and the median (0.65) for 6 funds.

As compared to Institutional Load S&P 500 Index Funds, the S&P 500 Index Fund Institutional Shares advisory fees (0.25) were below the average (0.28) and at the median (0.25) for 11 funds; the administrative fees (0.20) were above the average (0.16) and the median (0.16) for 11 funds; and the expense ratio (0.35) was below the average (0.40) and below the median (0.37) for 11 funds.

As compared to No Load NY Intermediate Muni Debt Funds, the Intermediate New York Tax Exempt Fund Investor Shares advisory fees (0.50) were below the average (0.54) and below the median (0.55) for 8 funds; the administrative fees (0.20) were above the average (0.16) and the median (0.16) for 8 funds; and the expense ratio (1.04) was above the average (0.74) and the median (0.69) for 8 funds.


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As compared to Institutional Load Intermediate Muni Debt Funds, the Intermediate
New York Tax Exempt Fund Institutional Shares advisory fees (0.50) were above the average (0.47) and at the median (0.50) for 13 funds; the administrative fees (0.20) were above the average (0.18) and the median (0.17) for 14 funds;
and the expense ratio (0.79) was above the average (0.60) and the median (0.63) for 14 funds.

In considering the Investment Sub-Advisory Agreement with Seix, the Board met with representatives of Seix and received a presentation regarding that company's resources, personnel, investment philosophy and procedures, and past performance. The Board noted that Seix managed (at the time) approximately $3.9 billion in high yield bond assets and that its high yield bond composite performance substantially exceeded that of the Merrill Lynch High Yield Master Index for each of the past five years. In response to questions from the Directors, the Seix representatives noted that their company currently served as investment advisor to several other registered investment companies, that it had an effective compliance structure in place, and that it had not experienced any regulatory problems under applicable securities laws. Counsel for the independent Directors reported that he had received and reviewed a copy of the Seix Code of Ethics and that it conformed to applicable requirements under the 1940 Act. The Board also discussed with representatives of The Bank of New York the process whereby they had selected Seix as investment sub-advisor for the High Yield Fund and their reasons for recommending Seix to the Board.

In considering the Investment Sub-Advisory Agreement with Estabrook, the Board evaluated, primarily: the nature and quality of services to be provided by Estabrook, including Estabrook's performance record with respect to the Large Cap Value Fund and that the Large Cap Value Fund had outperformed its benchmark index, the S&P 500 Index for the one year period ended December 31, 2003 and since the inception of the Large Cap Value Fund in 2000; and the investment personnel and compliance resources of Estabrook, including that Estabrook had not experienced any regulatory problems under applicable securities laws. The Board noted that Estabrook was a wholly-owned subsidiary of The Bank of New York and that The Bank of New York was responsible for compensating Estabrook. The Board also noted that Estabrook (and predecessor companies) has been managing individual portfolios for over sixty years and had assets (at the time) under management exceeding $2 billion. In considering the Investment Sub-Advisory Agreement with Estabrook, the Directors met separately with experienced 1940 Act counsel that is independent of The Bank of New York and Estabrook.

In considering the Investment Sub-Advisory Agreements with GW&K, the Board met with representatives of GW&K and received a presentation regarding GW&K's resources, personnel, investment philosophy and procedures, and past performance. The Board noted that GW&K had advised individual and institutional clients since 1974 and (at the time) had assets under management in excess of $5 billion. The Board and representatives of GW&K discussed GW&K compliance structure, including that GW&K had not experienced any regulatory problems under applicable securities laws. The Board noted that GW&K's performance record with respect to the Multi-Cap Equity Fund compared favorably to both the S&P 500 Index and the Russell 2000 Index. The Board also discussed with representatives of The Bank of New York the process by which GW&K was selected as sub-advisor and the proposed acquisition of assets of a fund managed by GW&K's predecessors. The Board noted that GW&K was a


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


wholly-owned subsidiary of The Bank of New York and that The Bank of New York was responsible for compensating GW&K. In considering the Investment Sub-Advisory Agreement with GW&K, the Directors met separately with experienced 1940 Act counsel that is independent of The Bank of New York and GW&K.


The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, The Bank of New York's activities remain subject to, and may be limited by, applicable federal banking law and regulations. The Bank of New York believes that it may perform the services for the Funds contemplated by the Investment Advisory Agreements without violating applicable banking laws or regulations. It is, however, possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent The Bank of New York from continuing to perform such services for the Funds.

If the Bank of New York were prohibited from acting as investment advisor to the Funds, it is expected that the Directors would recommend to each Fund's shareholders that they approve the Fund's entering into new investment advisory agreements with another qualified advisor selected by the Directors.


                               PORTFOLIO MANAGERS

Other Accounts Managed and Ownership of Fund Securities

BNY Hamilton Enhanced Income Fund Thomas G. Bosh is the portfolio manager of the Enhanced Income Fund. As of December 31, 2004, Mr. Bosh managed no other registered investment companies, no pooled investment vehicles, and 41 other accounts with total assets of $11,371,000,000. None of the accounts managed by Mr. Bosh has performance-based advisory fees. As of December 31, 2004, Mr. Bosh owned shares of the Fund in the $100,001 - $500,000 range.

BNY Hamilton High Yield Fund Michael McEachern is the portfolio manager of the High Yield Fund. As of December 31, 2004, Mr. McEachern managed one other registered investment company with assets of $1,057,000,000, no pooled investment vehicles, and 66 other accounts with total assets of $9,573,000,000. None of the accounts managed by Mr. McEachern has performance-based advisory fees. As of December 31, 2004, Mr. McEachern owned no shares of the Fund.

BNY Hamilton Intermediate Government Fund William D. Baird is the portfolio manager of the Intermediate Government Fund. As of December 31, 2004, Mr. Baird managed one other registered investment company (the BNY Hamilton U.S. Bond Market Index Fund) with assets of $93,883,000, two pooled investment vehicles with total assets of $501,000,000, and 34 other accounts with total assets of $1,012,000,000. None of the accounts managed by Mr. Baird has performance-based advisory fees. As of December 31, 2004, Mr. Baird owned no shares of the Fund.

BNY Hamilton Intermediate Investment Grade Fund Patrick K. Byrne is the portfolio manager of the Intermediate Investment Grade Fund. As of December 31, 2004, Mr. Byrne managed no other registered investment companies, no pooled investment vehicles, and 32 other accounts with total assets of $20,107,000,000. None of the accounts managed by Mr. Byrne has performance-based advisory fees. As of December 31, 2004, Mr. Byrne owned shares of the Fund in the $10,001 - $50,000 range.

BNY Hamilton Intermediate New York Tax-Exempt Fund Colleen M. Frey is the portfolio manager of the Intermediate New York Tax-Exempt Fund. As of December 31, 2004, Ms. Frey managed no other registered investment companies, no pooled investment vehicles, and 75 other accounts with total assets of $430,000,000. None of the accounts managed by Ms. Frey has performance-based advisory fees. As of December 31, 2004, Ms. Frey owned shares of the Fund in the over $1,000,000 range.

BNY Hamilton Intermediate Tax-Exempt Fund Jeffrey B. Noss is the portfolio manager of the Intermediate Tax-Exempt Fund. As of December 31, 2004, Mr. Noss managed no other registered investment companies, no pooled investment vehicles, and 208 other accounts with total assets of $899,000,000. None of the accounts managed by Mr. Noss has performance-based advisory fees. As of December 31, 2004, Mr. Noss owned shares of the Fund in the $50,001 - $100,000 range.

BNY Hamilton International Equity Fund Lloyd Buchanan and Robert Windsor are the portfolio managers of the International Equity Fund. As of December 31, 2004, Messrs. Buchanan and Windsor jointly managed one other registered investment company (the BNY Hamilton International Equity CRT Fund) with assets of $6,784,000, one pooled investment vehicle with assets of $265,000,000, and nine other accounts with total assets of $2,366,000,000. None of the accounts managed by Messrs. Buchanan and Windsor has performance-based advisory fees. As of December 31, 2004, Mr. Buchanan owned shares of the Fund in the $10,001 - $50,000 range, and Mr. Windsor owned shares of the Fund in the $10,001 - $50,000 range.

BNY Hamilton Large Cap Equity Fund Irene D. O'Neill is the portfolio manager of the Large Cap Equity Fund. As of December 31, 2004, Ms. O'Neill managed no other registered investment companies, no pooled investment vehicles, and 54 other accounts with total assets of $59,000,000. None of the accounts managed by Ms. O'Neill has performance-based advisory fees. As of December 31, 2004, Ms. O'Neill owned shares of the Fund in the $10,001 - $50,000 range.

BNY Hamilton Large Cap Growth Fund Lennis Koontz is the portfolio manager of the Large Cap Growth Fund. As of December 31, 2004, Mr. Koontz managed no other registered investment companies, no pooled investment vehicles, and seven other accounts with total assets of $73,000,000. None of the accounts managed by Mr. Koontz has performance-based advisory fees. As of December 31, 2004, Mr. Koontz owned shares of the Fund in the $10,001 - $50,000 range.

BNY Hamilton Large Cap Value Fund William C. McClean III and George D. Baker are the portfolio managers of the Large Cap Value Fund. As of December 31, 2004, Messrs. McClean and Baker managed no other registered investment companies and no pooled investment vehicles, and they jointly managed 682 other accounts with total assets of $357,000,000. None of the accounts managed by Messrs. McClean and Baker has performance-based advisory fees. As of December 31, 2004, Mr. McClean owned shares of the Fund in the $100,001 - $500,000 range, and Mr. Baker owned shares of the Fund in the $100,001 - $500,000 range.

BNY Hamilton Multi-Cap Equity Fund Edward B. White is the portfolio manager of the Multi-Cap Equity Fund. As of December 31, 2004, Mr. White managed no other registered investment companies (although he currently manages the BNY Hamilton Small Cap Core Equity Fund with assets of $8,162,000 at March 31, 2005), no pooled investment vehicles, and 689 other accounts with total assets of $925,000,000. None of the accounts managed by Mr. White has performance-based advisory fees. As of December 31, 2004, Mr. White owned shares of the Fund in the $100,001 - $500,000 range.

BNY Hamilton S&P 500 Index Fund Kurt Zyla and Todd Rose are the portfolio managers of the S&P 500 Index Fund. As of December 31, 2004, Messrs. Zyla and Rose jointly managed five other registered investment companies with total assets of $1,475,000,000, six pooled investment vehicles with total assets of $5,451,000,000, and 28 other accounts with total assets of $9,566,000,000. None of the accounts managed by Messrs. Zyla and Rose has performance-based advisory fees. As of December 31, 2004, Mr. Zyla owned shares of the Fund in the $10,001
- $50,000 range, and Mr. Rose owned no shares of the Fund.

BNY Hamilton Small Cap Core Equity Fund Edward B. White is the portfolio manager of the Small Cap Core Equity Fund. As of December 31, 2004, Mr. White managed one other registered investment company (the BNY Hamilton Multi-Cap Equity Fund) with assets of $60,274,000, no pooled investment vehicles, and 689 other accounts with total assets of $925,000,000. None of the accounts managed by Mr. White has performance-based advisory fees. As of March 31, 2005, Mr. White owned shares of the Fund in the $10,0001 - $50,000 range.

BNY Hamilton Small Cap Growth Fund John C. Lui is the portfolio manager of the Small Cap Growth Fund. As of December 31, 2004, Mr. Lui managed one other registered investment company (the BNY Hamilton Small Cap Growth CRT Fund) with assets of $10,044,000, one pooled investment vehicle with assets of $60,000,000, and 38 other accounts with total assets of $1,195,000,000. None of the accounts managed by Mr. Lui has performance-based advisory fees. As of December 31, 2004, Mr. Lui owned shares of the Fund in the $50,001 - $100,000 range.

BNY Hamilton U.S. Bond Market Index Fund William D. Baird is the portfolio manager of the U.S. Bond Market Index Fund. As of December 31, 2004, Mr. Baird managed one other registered investment company (the BNY Hamilton Intermediate Government Fund) with assets of $122,469,000, two pooled investment vehicles with total assets of $501,000,000, and 34 other accounts with total assets of $1,012,000,000. None of the accounts managed by Mr. Baird has performance-based advisory fees. As of December 31, 2004, Mr. Baird owned no shares of the Fund.

BNY Hamilton Large Cap Growth CRT Fund Charles Goodfellow is the portfolio manager of the Large Cap Growth CRT Fund. As of December 31, 2004, Mr. Goodfellow managed no other registered investment companies, no pooled investment vehicles, and 30 other accounts with total assets of $360,000,000. None of the accounts managed by Mr. Goodfellow has performance-based advisory fees. As of December 31, 2004, Mr. Goodfellow owned no shares of the Fund.

BNY Hamilton Small Cap Growth CRT Fund John C. Lui is the portfolio manager of the Small Cap Growth CRT Fund. As of December 31, 2004, Mr. Lui managed one other registered investment company (the BNY Hamilton Small Cap Growth Fund) with assets of $826,176,000, one pooled investment vehicle with assets of $60,000,000, and 38 other accounts with total assets of $1,195,000,000. None of the accounts managed by Mr. Lui has performance-based advisory fees. As of December 31, 2004, Mr. Lui owned no shares of the Fund.

BNY Hamilton International Equity CRT Fund Lloyd Buchanan and Robert Windsor are the portfolio managers of the International Equity CRT Fund. As of December 31, 2004, Messrs. Buchanan and Windsor jointly managed one other registered investment company (the BNY Hamilton International Equity Fund) with assets of $223,788,000, one pooled investment vehicle with assets of $265,000,000, and nine other accounts with total assets of $2,366,000,000. None of the accounts managed by Messrs. Buchanan and Windsor has performance-based advisory fees. As of December 31, 2004, Messrs. Buchanan and Windsor owned no shares of the Fund.

Description of Material Conflicts of Interest

The portfolio managers listed in each Fund's prospectus manage multiple portfolios for multiple clients. These accounts may include investment companies, separate accounts (assets managed on behalf of individuals and institutions such as pension funds, insurance companies and foundations), and bank collective and common trust accounts. Each portfolio manager generally manages portfolios having substantially the same investment style as the relevant Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund(s) managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolio or Funds but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund. However, the compensation structure for portfolio managers (discussed below under "- Compensation") generally does not provide any incentive to favor one account over another because that part of a manager's bonus based on performance is not based on the performance of one account to the exclusion of others.

Compensation

As of December 31, 2004, a Bank of New York portfolio manager's compensation generally consists of base salary, bonus, and various long-term incentive compensation vehicles, if eligible. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Bank employees.

In the case of portfolio managers responsible for managing BNY Hamilton Funds and managed accounts, the method used to determine their compensation is the same for all Funds and investment accounts. A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Bank's Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of periodic reviews, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager's bonus is determined by a number of factors. One factor is gross, pre-tax performance of the Fund relative to expectations for how the Fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the Fund's portfolio. For each Fund, the performance factor depends on how the portfolio manager performs relative to the Fund's benchmark and the Fund's peer group, over one-year and three-year time periods. Additional factors include the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The bonus is paid on an annual basis.

Trusco Capital Management Inc. ("Trusco"), acting through its fixed income division Seix Advisors, is the sub-advisor of the BNY Hamilton High Yield Fund. The compensation structure of portfolio managers employed by Trusco is determined by Trusco in accordance with its own internal policies, which is summarized by Trusco as follows: Portfolio managers are paid competitive salaries by Trusco. In addition, they receive bonuses based on the pre-tax performance of the accounts managed by the portfolio manager relative to the applicable account benchmark over a calendar year. The relative mix of compensation represented by investment results bonuses and salary will vary depending on the individual's results, contributions to the organization, and other factors.


                                  ADMINISTRATOR

BNY Hamilton Distributors, Inc., an indirect wholly-owned subsidiary of the BISYS Group, Inc. serves as the Funds' administrator (the "Administrator") and will assist generally in supervising the operations of the Funds. The Administrator is a Delaware corporation organized to administer and distribute mutual funds; its offices are located at 100 Summer Street, 15th Floor, Boston, Massachusetts 02110.

The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of BNY Hamilton, overseeing the performance of the transfer agent for each Fund, supervising purchase and redemption orders (made via telephone and mail) and monitoring the Distributor's compliance with the National Association of Securities Dealers, federal and state securities laws. The Administrator will also be responsible for coordinating and overseeing compliance by the Directors with Maryland corporate procedural requirements as the Funds are series of a Maryland corporation. See "Description of Shares". The Administrator is also responsible for updating and printing the Funds' prospectuses and statements of additional information, administering shareholder meetings, producing proxy statements and annual and semi-annual reports, monitoring the Advisor's compliance with the stated investment objectives and restrictions of each Fund and ensuring that custodian, Fund accounting, transfer agency, administration, distribution, advisory and legal services are provided to the Funds in accordance with the respective agreements governing each relationship.

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

The Administration Agreement permits the Administrator to delegate certain of its responsibilities to other service providers. Pursuant to this authority, The Bank of New York will perform certain administrative functions for the Administrator. The Bank of New York is not an otherwise affiliated person of the Administrator.

Through June 30, 2004, the Money Market Funds and the Enhanced Income Fund paid the Administrator an annual fee, accrued daily and payable monthly, of 0.10% of their respective average daily net assets. All other Funds paid the Administrator an annual fee, accrued daily and payable monthly, of 0.20% of their respective average daily net assets. Effective July 1, 2004, these fees for the Money Market Funds and Enhanced Income Fund were reduced to 0.09% of the first $3 billion of each Fund's respective average daily net assets and 0.075% of each Fund's respective average daily net assets in excess of $3 billion. Effective July 1, 2004, these fees for all other Funds were reduced to 0.125% of the first $300 million of each Fund's respective average daily net assets and 0.10% of each Fund's respective average daily net assets in excess of $300 million.


For the fiscal years ended December 31, 2002, 2003 and 2004, the Funds paid administration fees as follows:



                                               2002         2003         2004
                                            ----------   ----------   ----------
Money Fund                                  $6,655,751   $6,479,680   $6,001,408
Treasury Money Fund                         $1,663,302   $2,001,170   $1,992,467
New York Tax-Exempt Money Fund              $   66,341   $  168,552   $  239,300
Intermediate Government Fund                $  233,170   $  267,969   $  198,785
Intermediate Investment Grade Fund          $  917,161   $  970,851   $  743,792
Enhanced Income Fund                        $  100,206   $  342,305   $  406,271
Intermediate New York Tax-Exempt Fund       $  151,150   $  187,050   $  173,540
Intermediate Tax-Exempt Fund                $  533,690   $  578,294   $  445,239
High Yield Fund                                    N/A   $   94,806   $  219,256
Large Cap Equity Fund                       $  824,662   $  746,089   $  594,369
Large Cap Growth Fund                       $  718,823   $  661,951   $  569,161
Small Cap Growth Fund                       $  680,485   $  723,319   $  999,680
Multi-Cap Equity Fund                       $   22,513   $   97,817   $   87,505
International Equity Fund                   $  306,847   $  242,069   $  285,181
S&P 500 Index Fund                          $   85,293   $  145,213   $  166,837
Large Cap Value Fund                        $   70,614   $  149,015   $  280,033
U.S. Bond Market Index Fund                 $  134,776   $  290,279   $  184,101
Large Cap Growth CRT Fund                   $   34,267   $   33,982   $   22,280
Small Cap Growth CRT Fund                   $   17,611   $   18,158   $   15,934
International Equity CRT Fund               $   14,753   $   12,001   $   10,554



There were no waivers of administration fees from any Fund during fiscal year 2002. For the fiscal years ended 2003 and 2004, S&P 500 Index Fund and Bond Index Fund had waivers of administration fees of $36,303 and $51,928; and $72,564 and $54,563, respectively.


The Administration Agreement between BNY Hamilton Funds, Inc. and the Administrator may be renewed or amended by the Directors without a shareholder vote.

                                   DISTRIBUTOR

In addition to acting as the Administrator, BNY Hamilton Distributors, Inc. acts as each Fund's exclusive Distributor and will hold itself available to receive purchase orders for Fund shares. The Distribution Agreement for the Funds must be approved in the same manner as the Investment Advisory Agreements described above under "Investment Advisor". The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of a Fund's outstanding shares as defined under "Additional Information".


The Distributor may, at its own expense, assist in marketing the Funds' shares. The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. At the date hereof, the Advisor has in place arrangements to make such additional payments to Brown Brothers Harriman, Charles Schwab, Chicago Mercantile Exchange, J.P. Morgan Chase, Putnam Investments, Vanguard and Wachovia. The amount paid will be a percentage of an applicable Fund's average net assets attributable to customers of those shareholder servicing agents. The percentage generally will not exceed 0.15%; however, with respect to Wachovia serving in its capacity as record-keeper to the Advisor's retirement plans, such percentage will not exceed 0.55%.


The Directors have adopted a distribution plan ("12b-1 Plan") with respect to Classic Shares of the Money Market Funds, with respect to Investor Shares of the Index Funds, and with respect to Class A Shares and Class C Shares of each of the Equity Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds. Such 12b-1 Plan will permit the respective Funds to reimburse the Distributor for distribution expenses in an amount up to 0.25% per annum of average daily net assets of Classic Shares, Investor Shares or Class A Shares, as applicable. The 12b-1 Plan in respect of Class C Shares provides for the payment to the Distributor of (1) an asset-based sales charge of up to 0.75% of the average daily net assets of a Fund's Class C Shares and (2) a shareholder service fee of up to 0.25% of the average daily net assets of a Fund's Class C Shares. The shareholder service fee is used to pay for personal service and/or the maintenance of shareholder accounts. (The CRT Funds do not have an Investor Class, Classic Class, Class A Class or Class C Class and therefore do not pay distribution expenses.) Distribution expenses include, but are not limited to, fees paid to broker-dealers, telemarketing expenses, advertising costs, printing costs, and the cost of distributing materials borne by the Distributor in connection with sales or selling efforts on behalf of Classic Shares, Investor Shares, Class A Shares or Class C Shares, as applicable. The Classic Shares, Investor Shares, Class A Shares or Class C Shares of a Fund, as applicable, also bear the costs associated with implementing and operating the related 12b-1 Plan (such as costs of printing and mailing service agreements). Each item for which a payment may be made under the 12b-1 Plan may constitute an expense of distributing Classic Shares, Investor Shares, Class A Shares or Class C Shares of the related Fund as the Securities and Exchange Commission construes such term under Rule 12b-1 of the 1940 Act. If expenses reimbursable under the 12b-1 Plan exceed 0.25% per annum of average daily net assets of Classic Shares, Investor Shares or Class A Shares, or 1.00% per annum of average daily net assets of Class C Shares, they will be carried forward from month to month to the extent they remain unpaid. All or a part of any such amount carried forward will be paid at such time, if ever, as the Directors determine. The Classic Shares, Investor Shares, Class A Shares or Class C Shares of a Fund, as applicable, will not be charged for interest, carrying or other finance charges on any reimbursed distribution or other expense incurred and not paid, nor will any expense be carried forward past the fiscal year in which it is incurred.

For the fiscal year ended December 31, 2004, the Funds paid the following amounts for services related to their respective 12b-1 Plans./1/ In each Fund, approximately 10% of the amount shown represents compensation to broker-dealers and 90% represents payments to banks, in each case

----------

/1/ Prior to June 30, 2003, the Corporation had adopted a separate 12b-1 Plan for each applicable Fund. As of June 30, 2003, the Corporation adopted a consolidated 12b-1 Plan for the applicable Funds (which consolidated 12b-1 Plan made no substantive amendments to the several prior 12b-1 Plans).

for customer support services that include (i) placing and processing customer transactions through the Distributor on an aggregated or net basis, (ii) arranging for electronic transfers of funds, (iii) fielding customer inquiries,
(iv) forwarding shareholder communications from the Fund to customers, and (v) such similar or related services as the Distributor may request.



                                        Investor Class    Class A     Class C
                                        --------------   --------   ----------
Money Fund                                                          $2,442,738
Treasury Money Fund                                                 $  815,363
New York Tax-Exempt Money Fund                                      $   27,252
Intermediate Government Fund                             $ 31,082
Intermediate Investment Grade Fund                       $ 15,657   $      118
High Yield Fund                                          $  3,030   $      160
Enhanced Income Fund                                     $ 11,117   $      412
Intermediate New York Tax-Exempt Fund                    $ 61,308   $       35
Intermediate Tax-Exempt Fund                             $  6,533
Large Cap Equity Fund                                    $ 83,228   $      139
Large Cap Growth Fund                                    $ 35,418
Small Cap Growth Fund                                    $171,945
International Equity Fund                                $ 12,763
Multi-Cap Equity Fund                                    $134,626
S&P 500 Index Fund                          $2,645
Large Cap Value Fund                                     $  2,030
U.S. Bond Market Index Fund                 $  274


Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. Payments under the 12b-1 Plan are also subject to the conditions imposed by Rule 18f-3 under the 1940 Act and a Rule 18f-3 Multiple Class Plan, which has been adopted by the Directors for the benefit of the Funds. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sales of shares". The Rule provides, among other things, that a Fund may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expensed under the Plan, and the purposes for which such expenditures were incurred, will be made to the Directors for their review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and the 12b-1 Plan provides that any other type of material amendment must be approved by a majority of the Directors, and by a majority of the Directors who are neither "interested persons" (as defined in the 1940 Act) of BNY Hamilton nor have any direct or indirect financial interest in the operation of the 12b-1 Plan being amended or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, as long as the 12b-1 Plan is in effect, the nomination of the Directors who are not interested persons of BNY Hamilton (as defined in the 1940 Act) must be committed to the non-interested Directors.

Broker-dealers and other financial intermediaries whose clients have purchased Class C Shares may receive a trailing commission equal to 1.00% of the average daily net asset value of such Shares on an annual basis held by their clients more than one year from the date of purchase. Trailing commissions will commence immediately with respect to Shares eligible for exemption from the CDSC normally applicable to Class C Shares. The Funds may withhold such payments with respect to short-term investments.

                      FUND, SHAREHOLDER AND OTHER SERVICES

BISYS Fund Services, Inc. ("BISYS"), P.O. Box 182785, Columbus, Ohio, 43218-2785, serves as the transfer agent for the Funds. As transfer agent, BISYS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to investors' accounts. BISYS is also the dividend disbursing agent for all Funds.

The Directors, in addition to reviewing actions of the Funds' investment advisor, administrator and distributor, as set forth below, decide upon matters of general policy.

The Money Fund, Treasury Money Fund and New York Tax-Exempt Money Fund have entered into Shareholder Servicing Agreements with respect to Premier Shares and Classic Shares of each Fund with The Bank of New York. The Bank of New York (as a "Shareholder Servicing Agent") will perform certain shareholder support services to include: (i) aggregating and processing purchase and redemption orders; (ii) placing purchase and redemption orders with the Distributor; (iii) providing necessary personnel and facilities to establish and maintain customer accounts and records; (iv) processing dividend payments; and (v) providing periodic information to beneficial owners showing their positions in each Money Market Fund. Pursuant to the Shareholder Servicing Agreement, the Premier Shares and Classic Shares of each Money Market Fund will pay The Bank of New York (and any other Shareholder Servicing Agent) an annual shareholder servicing fee of 0.25%, to be accrued daily and payable monthly, of the average net assets of each such class represented by such Shareholder Servicing Agent's participation in each Money Market Fund.

The Bank of New York, One Wall Street, New York, New York 10286, serves as the custodian (the "Custodian") and fund accounting agent for each Fund.


Ernst & Young LLP, 5 Times Square, New York, New York 10036 were the registered independent public accounting firm of the Funds for the fiscal year ended December 31, 2004. On February 16, 2005, the Funds' Audit Committee and Board of Directors approved the engagement of Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 as the Funds' independent auditors, effective upon completion of customary client acceptance procedures and the execution of an engagement letter. The independent auditors of the Funds must be approved annually by the Audit Committee and the Board to continue in such capacity. They will perform audit services for the Funds including the examination of financial statements included in the annual report to shareholders.


                                 CODE OF ETHICS

BNY Hamilton, the Advisor, each subadviser and the Administrator each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of BNY Hamilton, the Advisor, each subadviser and the Administrator from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect exempt transactions, required to preclear certain transactions and to report certain transactions on a regular basis.

                              PROXY VOTING POLICIES

The Advisor has been delegated the authority and responsibility to vote the proxies of certain of its trust and investment advisory clients, including the Funds. The Advisor understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

The Advisor has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process and procedures. The Advisor has elected to retain Institutional Shareholder Services, Inc. ("ISS") as a proxy consultant. ISS is currently performing certain proxy-related services pursuant to these procedures, including providing research and making voting determinations in accordance with the proxy voting guidelines, voting and submitting proxies and related administrative and recordkeeping functions. In addition, the Advisor has determined that, except as set forth in the proxy policy and noted below, proxies will be voted in accordance with the voting recommendations contained in the proxy voting guidelines, which have been prepared by the Advisor and ISS. If the guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations.

As ISS will vote proxies in accordance with the proxy voting guidelines, the Advisor believes that this process is reasonably designed to address material conflicts of interest that may arise between the Advisor and a Fund as to how proxies are voted. If an investment professional (a portfolio manager, the Advisor's Chief Investment Officer or other investment professional) believes that it may be in the best interest of a Fund to vote in a manner inconsistent with ISS' recommendations, such investment professional must contact the Proxy Committee and complete a questionnaire to allow the Proxy Committee to review the recommendation and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between the Advisor and the Fund with respect to the voting of the proxy in that manner. If the proxy guidelines do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After making such a determination, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between the Advisor and the Fund with respect to the voting of the proxy in that manner.

Although the proxy guidelines detail numerous specific instances and possible proposals, the guidelines provide that ISS will generally vote "for" management proposals on routine business; case by case on management proposals related to directors (though "for" routine matters and "against" classification of the Board); case by case on management proposals related to a company's capitalization, reorganizations or merger proposals, and non-salary compensation issues; "against" management proposals on anti-takeover related proposals; and "against" or case by case on most shareholder proposals, including social issues.

A complete copy of the Proxy Policy may be obtained by writing to: Charles Goodfellow, The Bank of New York, 1290 Avenue of the Americas, New York, New York 10104.

Information on how the Funds voted proxies relating to portfolio securities for the 12-month period ending June 30, 2003 will be available (1) without charge, upon request, upon calling 1-800-426-9363 and (2) on the SEC's website at http://www.sec.gov.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund views holdings information as sensitive and limits the dissemination of material non-public holdings information to circumstances in accordance with the guidelines outlined below.

1. Each Fund will provide a full list of its holdings as of the end of the Fund's fiscal quarter on www.bnyhamilton.com 60 days after its fiscal quarter-end;

2. Each Fund will provide its top ten holdings as of the end of the calendar quarter on BNY Hamilton's web site 15 days or more after the calendar quarter-end;

3. Each Fund will provide summary composition data derived from Fund holdings information as of the end of the calendar quarter on BNY Hamilton's web site 15 days or more after the calendar quarter-end;


4. Each Fund will provide material non-public holdings information to third parties that, (i) calculate information derived from holdings either for use by the Advisor or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), and (ii) enter into agreements that specify that (a) holdings information will be kept confidential, (b) no employee shall use the information for their personal benefit (including trading), (c) the firms certify their information security policies and procedures, and (d) the nature and type of information that may be disclosed to third parties shall be limited.


5. Except as discussed below, each Fund may provide to ratings and rankings organizations the same information at the same time it is filed with the SEC or one day after the information is provided on BNY Hamilton's web site.

The information referenced in (1), (2) and (3) above, will be available on the website until disclosed in the Fund's Form N-CSR or Form N-Q that is filed with the SEC for the relevant period.

The entities that may receive the information described in (4) above are: (i) Morningstar, Inc. (full holdings quarterly, 25 days after quarter-end); (ii) Lipper (full holdings quarterly, 25 days after quarter-end; (iii) Thomson Financial (full holdings quarterly, 25 days after quarter-end); (iv) S&P (full holdings of Money Fund and Treasury Money Fund weekly, six days after the end of the week; full holdings of all funds quarterly, 25 days after quarter-end); and (v) Moody's Investor Services (full holdings of Money Fund and Treasury Money monthly, six days after the end of the week). In addition, Morningstar, Lipper, Thomson Financial, S&P, the Investment Company Institute and Value Line each receive each Fund's top ten holdings and industry breakdowns on a quarterly basis, one month after quarter end.

Each Fund may also disclose to an issuer the number of shares of the issuer (or the percentage of outstanding shares) held by the Fund.

Employees of The Bank of New York, in its capacity as the Funds' investment adviser, and each of the sub-advisers and each of their respective affiliates, that are access persons under the Funds' codes of ethics, have access to Fund holdings on a regular basis. In addition, The Bank of New York, in its capacity as the Funds' custodian and sub-administrator, and BNY Hamilton Distributors, Inc., in its capacity as the Funds' administrator, has access to full holdings on a regular basis.

In addition, material non-public holdings information may be provided as part of the normal investment activities of each Fund to: auditors; broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; counsel to the Fund or the non-interested Directors; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation.

The service providers to which each Fund voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed.

Neither the Funds nor The Bank of New York will provide portfolio holdings information to any individual, investor or other person or entity (other than those outlined above) unless specifically authorized by the Funds' Chief Compliance Officer ("CCO"). The CCO will assess each request for access on a case-by-case basis in order to determine whether the granting of such request would (i) serve a legitimate business purpose and (ii) be in the best interests of Fund shareholders. All approvals of disclosure requests will be reported to the Board of Directors at its next meeting.


To the extent that a disclosure request is granted, the recipient of such information shall be required to enter into agreements that specify that (i) holdings information will be kept confidential, (ii) no employee shall use the information for their personal benefit (including trading), (iii) the firms certify their information security policies and procedures, and (iv) the nature and type of information that may be disclosed to third parties shall be limited.


In the event portfolio holdings disclosure made pursuant to the Funds' policies and procedures present a conflict of interest between the Funds' shareholders and The Bank of New York, a sub-adviser, the Funds' distributor or any other affiliated person of the Funds, the disclosure will not be made unless a majority of the independent Directors approves such disclosure.

The Bank of New York will not enter into any arrangements with third parties from which it would derive any benefit, monetary or other, for the disclosure of material non-public holdings information. If, in the future, the Bank of New York desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Funds' SAI.


There is no assurance that the BNY Hamilton Funds' policies on holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

                               PURCHASE OF SHARES

Investors may open Fund accounts and purchase shares as described in each Prospectus under "Purchase of Shares".

Each Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value plus applicable sales charges, if any) at the discretion of the Fund, although the Fund would expect to accept securities in payment for Fund shares only infrequently. Generally, a Fund will only consider accepting securities (i) to increase its holdings in one or more portfolio securities or (ii) if the Advisor determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities and may discontinue its practice of accepting securities as payment for Fund shares at any time without notice. An Equity Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund. See "Net Asset Value-Equity Funds".

Each of the Equity Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds (except for the Index Funds) offers three share classes - Class A Shares, Class C Shares and Institutional Shares. The specific sales charges applicable to each of the Class A Shares and Class C Shares are described below. The Index Funds offer two share classes - Investor Shares and Institutional Shares. Investor Shares and Institutional Shares are not subject to any sales charges.

Class A Shares are offered at the public offering price, which equals net asset value plus an initial sales charge that varies depending on the size of the investor's purchase. In addition, with respect to purchases of Class A Shares in the amount of $1,000,000 or more of the Equity Funds, the Taxable Fixed Income Funds, and the Tax-Exempt Fixed Income Funds, you will not pay an initial sales charge, but you may pay a contingent deferred sales charge ("CDSC") if you redeem your shares within 12 months of purchase.

Class C Shares are offered at the public offering price, which equals net asset value without an initial sales charge, but are subject to a CDSC on most redemptions made within 12 months of purchase.

This section describes the sales charges and fees that you will pay as an investor in different Share classes offered by the applicable Funds.

Large Cap Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Multi-Cap Equity Fund, Small Cap Growth Fund, International Equity Fund

                       Class A Shares                 Class C Shares
                       --------------                 --------------
Sales Charge (Load)    A front-end sales charge       No front-end sales charge.
                       will be imposed on shares      A 1%* contingent deferred
                       purchased, declining from      sales charge (CDSC) may be
                       5.25% as indicated below.      imposed on shares redeemed
                                                      within 12 months after
                                                      purchase.

Distribution (12b-1)   Subject to Annual              Subject to Annual
                       Distribution fee of up to      Distribution and Service
                       0.25% of the average daily     fee of up to 1.00% of the
                       net assets of the applicable   average daily net assets
                       fund.                          of the applicable fund.

Reducing Class A's Initial Sales Charge:

                                    Sales Charge as % of   Sales Charge as % of
Amount of Purchase                    Offering Price**        Amount Invested     Dealer Reallowance
------------------                  --------------------   --------------------   ------------------
Less than $25,000                              5.25%                   5.54%                4.73%
$25,000 but less than $50,000                  5.00%                   5.26%                4.50%
$50,000 but less than $100,000                 4.50%                   4.71%                4.05%
$100,000 but less than $250,000                3.50%                   3.63%                3.15%
$250,000 but less than $500,000                2.75%                   2.83%                2.48%
$500,000 but less than $1 million              2.00%                   2.04%                1.80%
$1 million or more                       None***                 None***              None***

*    As a percent of the lower of the purchase price or current market value.
** The offering price is the amount you actually pay for Shares; it includes the initial sales charge.
*** You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your Shares within 12 months. The 12-month period begins on the first day following your purchase.

Intermediate Government Fund, Intermediate Investment Grade Fund, High Yield Fund, Intermediate Tax-Exempt Fund, Intermediate New York Tax-Exempt Fund

                       Class A Shares                 Class C Shares
                       --------------                 --------------
Sales Charge (Load)    A front-end sales charge       No front-end sales charge.
                       will be imposed on shares      A 1%* contingent deferred
                       purchased, declining from      sales charge (CDSC) may be
                       4.25% as indicated below.      imposed on shares redeemed
                                                      within 12 months after
                                                      purchase.

Distribution (12b-1)   Subject to Annual              Subject to Annual
                       Distribution fee of up to      Distribution and Service
                       0.25% of the average daily     fee of up to 1.00% of the
                       net assets of the applicable   average daily net assets
                       fund.                          of the applicable fund.

Reducing Class A's Initial Sales Charge:

                                    Sales Charge as % of   Sales Charge as % of
Amount of Purchase                    Offering Price**        Amount Invested     Dealer Reallowance
------------------                  --------------------   --------------------   ------------------
Less than $50,000                               4.25%                  4.44%            3.83%

$50,000 but less than $100,000                 3.75%                  3.90%                 3.38%
$100,000 but less than $250,000                3.25%                  3.36%                 2.93%
$250,000 but less than $500,000                2.25%                  2.30%                 2.03%
$500,000 but less than $1 million              1.50%                  1.52%                 1.35%
$1 million or more                       None***                None***               None***

*    As a percent of the lower of the purchase price or current market value.
** The offering price is the amount you actually pay for Shares; it includes the initial sales charge.
*** You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within 12 months. The 12-month period begins on the first day following your purchase.

Enhanced Income Fund

                       Class A Shares                 Class C Shares
                       --------------                 --------------
Sales Charge (Load)    A front-end sales charge       No front-end sales charge.
                       will be imposed on shares      A 1%* contingent deferred
                       purchased, declining from      sales charge (CDSC) may be
                       1.50% as indicated below.      imposed on shares redeemed
                                                      within 12 months after
                                                      purchase.

Distribution (12b-1)   Subject to Annual              Subject to Annual
                       Distribution fee of up to      Distribution and Service
                       0.25% of the average daily     fee of up to 1.00% of the
                       net assets of the applicable   average daily net assets
                       fund.                          of the applicable fund.

Reducing Class A's Initial Sales Charge:

                                    Sales Charge as % of   Sales Charge as % of
Amount of Purchase                    Offering Price**        Amount Invested     Dealer Reallowance
------------------                  --------------------   --------------------   ------------------
Less than $500,000                             1.50%                  1.52%                 1.35%
$500,000 but less than $1 million              1.00%                  1.01%                 0.90%
$1 million or more                       None***                None***               None***

*    As a percent of the lower of the purchase price or current market value.
** The offering price is the amount you actually pay for Shares; it includes the initial sales charge.
*** You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within 12 months. The 12-month period begins on the first day following your purchase.

S&P 500 Index Fund and U.S. Bond Market Index Fund

                       Investor Shares
                       ---------------
Sales Charge (Load)    No front-end sales charge or contingent deferred sales
                       charge (CDSC).

Distribution (12b-1)   Subject to Annual Distribution fee of up to 0.25% of the
                       average daily net assets of the applicable Fund.

Selecting a Class

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but with higher annual fees and a CDSC.

Class A Shares may be appropriate for investors who prefer to pay the Fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon.

Class C Shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon. If you are purchasing $1 million or more, Class A Shares will always be more beneficial to you because of the reduction in Class A Shares' sales charges for purchases of this amount and lower annual fees applicable to Class A Shares. Even if you are purchasing Class C Shares in an amount of less than $1 million, you should consult your financial advisor because purchasing Class A Shares may be more beneficial given your circumstances. For example, if you are purchasing $100,000 of the Large Cap Equity Fund and intend to hold your Shares for five years or less, purchasing Class C Shares would be more beneficial; if you intend to hold your Shares for more than five years, purchasing Class A would be more beneficial to you. If you are purchasing $100,000 of the High Yield Fund and intend to hold your shares for four yours or less, purchasing Class C shares would be more beneficial; if you intend to hold your Shares for more than four years, purchasing Class A shares would be more beneficial to you.

Investor Shares have no up front sales charge or sales charge upon the sale of an investor's shares. Only the Index Funds offer Investor Shares as an investment option.

                          WAIVING CLASS A SALES CHARGE

Shareholders who held, as of January 26, 2004, Investor Shares of a fund whose Investor Shares have been re-designated as Class A Shares were grandfathered and, thus, exempt from paying sales charges on future purchases of the Shares of all Funds, so long as such shareholders own Shares of at least one Fund. In addition, sales charges may also be waived with respect to Class A Shares for:

(1) investors who purchase through accounts with the Advisor and through their existing trust relationship with the Advisor;

(2) employees of the Advisor or its affiliates and any organization that provides investment advisory services to a Fund;

(3) each Director of BNY Hamilton;

(4) employees of the Distributor and its affiliates;

(5) employees of legal counsel to BNY Hamilton or legal counsel to the Independent Directors;

(6) existing shareholders who own shares in any of the Funds within their trust accounts and purchase additional shares outside of these trust relationships;

(7) investors within wrap accounts;

(8) investors who purchase in connection with 401(k) plans, 403(b) plans, and other employer-sponsored qualified retirement plans, Investment Retirement Accounts; and

(9) investors who purchase in connection with non-transactional fee fund programs and programs offered by fee-based financial planners and other types of financial institutions.

Each investor described in paragraphs (2), (3), (4), (5) (6), (8) and (9) above must identify himself or herself at the time of purchase. The Funds reserve the right to alter the terms of their sales charge waiver practices upon sixty days' notice to shareholders.

Investors may be eligible to buy Class A Shares at reduced sales charges. The tables in the relevant Fund's prospectus describe how the sales charge decreases as the amount of your investment increases. Interested parties should consult their investment representatives or call 800-426-9363 for details about such reductions. In addition, information about the availability of reduced sales charges can be found at the Fund's website. This information is free of charge, presented in a clear and prominent format, and contains hyperlinks that facilitate access to information.

Letter of Intent. Investors may also qualify for reduced initial sales charges on purchases of Class A Shares made within a 13-month period pursuant to a Letter of Intent (the "Letter"). This enables an investor to aggregate purchases of Class A Shares in a Fund with purchases of Class A Shares of any other Fund, during the 13-month period. The sales charge is based on the total amount to be invested in Class A Shares during the 13-month period. All Class A Shares or other qualifying shares of the Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Letter is signed) toward completion of the commitment stated in the Letter. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter. An investor must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Letter.

The Letter is not a binding obligation on the investor to purchase the full amount indicated; however, investors must include a minimum of 5% of the total amount they intend to purchase with their Letter. Such amount will be held in escrow by the Transfer Agent in Class A Shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Letter (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable that should have been paid. If not remitted within twenty days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Letter.

Right of Accumulation. Reduced sales charges on Class A Shares can be effected by combining a current purchase of Class A Shares with prior purchases of Class A Shares of any Fund. The applicable sales charge is based on the combined total of (1) the current purchase; and (2) the value at the public offering price at the close of business on the previous day of all BNY Hamilton Fund Class A Shares held by the shareholder. The shareholder must notify the Transfer Agent or Distributor of each purchase that entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by the Distributor. A Fund may terminate or amend this Right of Accumulation at any time.

Combination Privilege. An investor may qualify for reduced sales charges on Class A Shares by combining accounts of BNY Hamilton Funds (excluding the Money Market Funds) or accounts of immediate family household members (spouse and children under 21) and businesses owned by the investor as sole proprietorship. The applicable sales charge is based on the combined total of the value of the shares in each of those accounts at the public offering price at the close of business on the day preceding the purchase qualifying the investor to a reduced sales charge. The shareholder must notify the Transfer Agent or Distributor of all pertinent information regarding the accounts to be combined as well as each purchase entitling the shareholder to a reduced sales charge. This combination privilege is subject to modification or discontinuance at any time.

Concurrent Purchases. In addition, investors may qualify for a reduced sales charge on Class A Shares by (a) combining concurrent purchases of, and holdings in, shares of any of the Funds purchased from a broker or dealer selling the Funds, sold with a sales charge ("Eligible Shares"); or (b) combining concurrent purchases of shares of any funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge ("Other Shares") with concurrent purchases of Eligible Shares. Investors are permitted to purchase Eligible Shares at the public offering price applicable to the total of (a) the dollar amount of the Eligible Shares and Other Shares then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's combined holdings of Eligible Shares. Investors must notify the Transfer Agent or Distributor of any such purchases and holdings. This privilege is subject to modification or discontinuance at any time.

Reinstatement Privilege. Investors may qualify for a reduced sales charge on Class A Shares if they have sold shares, but then decide to reinvest in a Fund within a 90 day period of that sale. The applicable sales load is based on amounts up to the value of the shares the investor sold. The shareholder must notify the Transfer Agent or Distributor, in writing, of his or her reinstatement request and provide payment within 90 days of the date the shareholder's instructions were processed. A shareholder may exercise this privilege one time during any 12-month period. Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor. In addition, exercise of this privilege does not result in a waiver of any applicable redemption fee or previously collected CDSC (See "Redemption of Shares" below).

                              REDEMPTION OF SHARES

Investors may redeem shares as described in each Prospectus under "Redemption of Shares". Shareholders redeeming shares of a Money Market Fund should be aware that the Money Market Funds attempt to maintain a stable net asset value of $1.00 per share for each class; however, there can be no assurance that a Money Market Fund will be able to continue to do so and, in that case, the net asset value of a Money Market Fund's shares might deviate from $1.00 per share. Accordingly, a redemption request might result in payment of a dollar amount that differs from the number of shares redeemed. In the case of the other Funds, the principal value fluctuates so that the proceeds of an investor's shares when redeemed may be more or less than their original cost. See "Net Asset Value" in the Money Market Fund Prospectus and below.

Class C Shares are subject to a CDSC on most redemptions made within 12 months of purchase. A CDSC is applied at the time you redeem your shares. You will pay the CDSC only on shares you sell within a certain period of time after purchase. For purposes of calculating the CDSC, the start of the holding period is the first day after the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell Class C Shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. The amount of any CDSC that you pay will be based on the lower of the purchase price or current market value.

CDSCs are deducted from the amount of the redemption proceeds and paid to the Distributor.

Waiver of CDSC - Class C Shares. The following circumstances qualify for waivers of Class C's CDSC:

     .    Distributions following the death or disability of a shareholder.

     . Redemptions representing the minimum distribution from an IRA or other qualifying retirement plan to a shareholder who has reached age 70 1/2.

     . Distributions of less than 12% of the annual account value under the Systematic Withdrawal Plan.

International Equity Fund and International Equity CRT Fund Redemption Fee. The International Equity Fund and International Equity CRT Fund each charge a 2% redemption fee on shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the International Equity Fund or International Equity CRT Fund in order to offset the costs of buying and selling securities. The fee is intended to ensure that short-term investors pay their share of the International Equity Fund's or International Equity CRT Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. Shares held by investors for more than 60 calendar days are not subject to the 2% fee. The International Equity Fund and International Equity CRT Fund reserve the right to waive or modify redemption fees in certain circumstances. The redemption fee in respect of International Equity CRT Fund went into effect on February 10, 2004.

Shareholders redeeming their shares by telephone should be aware that neither the Funds nor any of their service contractors will be liable for any loss or expense for acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security or taxpayer's identification number, address and/or bank). To the extent a Fund fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities from the portfolio of the Fund in conformity with the applicable rules of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder may incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value", and such valuation will be made as of the same time the redemption price is determined.

Further Redemption Information. The Funds reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

                               EXCHANGE OF SHARES

Shareholders purchasing shares directly from a Fund may exchange those shares at the current net asset value per share for other Funds that have a similar class of shares or between Investor Shares of an Index Fund and Class A Shares of other Funds, in accordance with the terms of the current prospectus of the Fund being acquired. Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares". Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. When exchanging from Class A Shares or Investor Shares of a Fund that has no sales charge or a lower sales charge to Class A Shares of a Fund with a higher sales charge, you will pay the difference. If you exchange shares of the same class between Funds, the exchange will not be subject to any applicable CDSC. Exchanges between Class A Shares of a Fund and Investor Shares of an Index Fund will require you to pay any applicable CDSC upon exchange. If you exchange from a class of shares of a Fund with a CDSC into a class of shares of another Fund with a CDSC, the start of the holding period, for purposes of calculating the CDSC, is the first day after your first purchase was made. The start of the holding period does not restart from the time you make your exchange.

                           DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in such Fund's Prospectus.

Net investment income of each class of shares in the Money Fund, the Treasury Money Fund and New York Tax-Exempt Money Fund consists of accrued interest or discount and amortized premium applicable to the specific class, less the accrued expenses of the relevant Fund applicable to the specific class during that dividend period, including the fees payable to the Administrator, allocated to each class of shares. See "Net Asset Value". Determination of the net investment income for each class of shares for each Money Market Fund will be made immediately prior to the determination of net asset value at 4:30 P.M., Eastern time, on each Business Day.

Dividends on each class of shares of a Money Market Fund are determined in the same manner and are paid in the same amount regardless of class, except that Premier Shares and Classic Shares bear the fees paid to Shareholder Organizations on their behalf for those general services described under "Fund and Other Shareholder Services-Shareholder Servicing Plan" in the Prospectus for the Money Market Funds, and Classic Shares bear 12b-1 fees. In addition, each class of shares of each Money Market Fund bears certain other miscellaneous expenses specific to that class (i.e., certain cash management, registration and transfer agency expenses).

Determination of the net investment income for the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds will be made immediately prior to the determination of net asset value at 4:00 P.M., Eastern time, on each Business Day. Net investment income for days other than Business Days is determined as of 4:00 P.M., Eastern time, on the preceding Business Day. See "Purchase of Shares" in the relevant Prospectus and this Statement of Additional

Information. Shares redeemed earn a dividend on the Business Day that the redemption becomes effective. See "Redemption of Shares" in each Prospectus.

                                 NET ASSET VALUE

Each of the Funds will compute its net asset value per share for each of its classes once daily on Monday through Friday as described under "Net Asset Value" in the relevant Prospectus, except that net asset value of any class need not be computed on a day in which no orders to purchase or redeem shares of such class have been received or on any day that the New York Stock Exchange (and, with respect to the Money Market Funds and the Enhanced Income Fund, the Federal Reserve Bank of New York) is closed for business.

Money Market Funds. In the case of the Money Market Funds, all portfolio securities for each Fund will be valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value of $1.00 per share for each class of shares. No assurances can be given that this goal will be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If a difference of more than 0.5% occurs between valuation based on the amortized cost method and valuation based on market value, the Directors will take steps necessary to reduce such deviation, such as changing dividend policy, shortening the average portfolio maturity or realizing gains or losses. See "Taxes".

Valuing the Money Market Funds' instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 of the 1940 Act. Rule 2a-7 prohibits money market funds that use the amortized cost method to value assets from investing more than 5% of their total assets in the securities of any single issuer, except obligations of the United States government and its agencies and instrumentalities. Each of the Money Market Funds intend to conduct their investment activities in a manner consistent with the requirements of Rule 2a-7. This is not, however, a fundamental policy and may be changed by the Directors at any time without the approval of the shareholders of any of the Money Market Funds.

The Directors oversee the Advisor's adherence to the Securities and Exchange Commission's rules, and have established procedures designed to stabilize net asset value of each class of shares of each Money Market Fund at $1.00. Each day net asset value is computed, each class of shares of each Money Market Fund will calculate the net asset value of each class of their respective shares by using both the amortized cost method and market valuations. At such intervals as they deem appropriate, the Directors consider the extent to which net asset value as calculated by using market valuations would deviate from $1.00 per share. Immediate action will be taken by the Directors if the variance between market value and amortized cost exceeds 0.5%.

If the Directors believe that a deviation from a Money Market Fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Directors have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments before maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing net asset value by using available market quotations; and such other measures as the Directors may deem appropriate.

During periods of declining interest rates, a Money Market Fund's yield based on amortized cost may be higher than the corresponding yields based on market valuations. Under these circumstances, a shareholder of any class of shares of any of the Money Market Funds would be able to obtain a somewhat higher yield than would result if that Money Market Fund used market valuations to determine its net asset value. The converse would apply in a period of rising interest rates.

Taxable Fixed Income and Tax-Exempt Fixed Income Funds. In the case of the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds, portfolio securities with a maturity of 60 days or more, including securities listed on an exchange or traded over the counter, will be valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchange or at the quoted bid price in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security, and
(ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by such Funds' independent pricing service, such securities will be priced in accordance with procedures adopted by the Directors. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method, because the Directors have determined that this method will approximate market value. Because of the large number of municipal bond issues outstanding and the varying maturity dates, coupons and risk factors applicable to each issuer's books, no readily available market quotations exist for most municipal securities.


Equity Funds. In the case of the Equity Funds, the value of investments listed on a domestic securities exchange, other than options on stock indexes, is based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. Securities for which market quotations are not readily available are valued at fair value as determined by the Advisor's Pricing Committee with approval of the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.


Equity Funds and Intermediate Investment Grade Fund. For purposes of calculating net asset value per share for each class of shares in each of the Equity Funds and the Intermediate Investment Grade Fund, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the prevailing market rates available at the time of valuation.

All Funds (except Money Market Funds). Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges, which is currently 4:10 P.M., New York City time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges, which is currently 4:15 P.M., New York City time. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Directors. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, which mature in 60 days or less, are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by a Fund was more than 60 days, unless this is determined not to represent fair value by the Directors.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Directors.

                                PERFORMANCE DATA

From time to time, the Funds may quote performance in terms of yield, actual distributions, total return (before and after taxes), or capital appreciation in reports, sales literature, and advertisements published by the Funds. Current performance information for the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information.

Yield Quotations. As required by regulations of the Securities and Exchange Commission, current yield for each class of shares of each of the Money Market Funds is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period, dividing the net change in account by the value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield for each class of shares of the Money Market Funds is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares.


The current and effective seven-day yields for the Money Market Funds as of December 31, 2004 were as follows:


                                                   Current 7   Effective 7
                                                   Day Yield    Day Yield
                                                   ---------   -----------

Money Fund - Hamilton Shares                         2.01%        2.03%
Money Fund - Premier Shares                          1.76%        1.78%
Money Fund - Classic Shares                          1.51%        1.53%
Treasury Money Fund - Hamilton Shares                1.76%        1.78%
Treasury Money Fund - Premier Shares                 1.51%        1.53%
Treasury Money Fund - Classic Shares                 1.27%        1.27%
New York Tax-Exempt Money Fund - Hamilton Shares     1.61%        1.63%
New York Tax-Exempt Money Fund - Premier Shares      1.36%        1.37%
New York Tax-Exempt Money Fund - Classic Shares      1.12%        1.12%


As required by regulations of the Securities and Exchange Commission, the annualized yield for each of the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Large Cap Equity Fund is computed by dividing the Fund's net investment income per share for each class earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends will be used in determining the net investment income per share. Income will be computed by totaling the interest earned on all debt obligations, and in the case of the Large Cap Equity Fund, dividends earned on all equity securities, during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield will then be annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described under "Additional Information" in the Prospectuses for the Equity Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds.


The 30-day yields for the other Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds are as follows/1/:



                                                                   With           Without
                                                               Reimbursement   Reimbursement
                                                               -------------   -------------
Intermediate Government Fund - Institutional Shares                3.87%           3.71%
Intermediate Government Fund - Class A Shares                      3.46%           3.31%
Intermediate Investment Grade Fund - Institutional Shares          3.72%           3.72%
Intermediate Investment Grade Fund - Class A Shares                3.32%           3.32%
Intermediate New York Tax-Exempt Fund - Institutional Shares       2.43%           2.22%
Intermediate New York Tax-Exempt Fund - Class A Shares             2.08%           1.88%
Intermediate New York Tax-Exempt Fund - Class C Shares             1.43%           1.24%
Intermediate Tax-Exempt Fund - Institutional Shares                2.42%           2.42%
Intermediate Tax-Exempt Fund - Class A Shares                      2.09%           2.09%
High Yield Fund - Institutional Shares                             4.70%           4.70%
High Yield Fund - Class A Shares                                   4.26%           4.26%
High Yield Fund - Class C Shares                                   3.44%           3.17%
U.S. Bond Market Index Fund - Institutional Shares                 3.99%           3.83%
U.S. Bond Market Index Fund - Investor Shares                      3.74%           3.58%


Total Return Quotations. As required by regulations of the Securities and Exchange Commission, the annualized total return (before and after taxes) of each of the Equity Funds, the

----------
/1/ The reclassification of Investor Shares to Class A Shares occurred as of January 26, 2004; and therefore the performance information provided for Class A Shares reflects the performance of Investor Shares. Class C Shares commenced operations as of January 26, 2004; and, therefore, performance information as of December 31, 2003 is not yet available.

Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds for a period will be computed by assuming a hypothetical initial payment of $10,000. It will then be assumed that all of the dividends and distributions over the period are reinvested and that the entire amount will be redeemed at the end of the period. The annualized total return will then be calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption. Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated. The returns reflect the effect of expense subsidies and the return numbers would be lower if there were no subsidies. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The calculations do not consider any potential tax liabilities other than federal tax liabilities.


The total returns for the other Funds are as follows/1/:



                                                                                Since     Inception
                                                  1 Year   5 Year   10 Year   Inception      Date
                                                  ------   ------   -------   ---------   ---------
Large Cap Equity Fund
Class A Shares
Return Before Taxes                                3.38%   -1.45%     8.54%      N/A
Return After Taxes on Distributions                2.75%   -2.55%     6.58%      N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                     2.17%   -1.74%     6.51%      N/A

Large Cap Equity Fund
Institutional Shares
Return Before Taxes                                9.35%   -0.12%     9.34%      N/A
Return After Taxes on Distributions                8.59%   -1.34%     7.30%      N/A
Return After Taxes on Distribution and Sale of
   Fund Shares                                     6.05%   -0.69%     7.19%      N/A

Large Cap Equity Fund
Class C Shares
Return Before Taxes                                 N/A      N/A       N/A      6.05%      06/09/04
Return After Taxes on Distributions                 N/A      N/A       N/A      5.81%
Return After Taxes on Distributions and sale of
   Fund Shares                                      N/A      N/A       N/A      3.93%

Large Cap Value Fund
Class A Shares
Return Before Taxes                                3.49%     N/A       N/A      5.78%      05/31/02
Return After Taxes on Distributions                3.01%     N/A       N/A      5.40%
Return After Taxes on Distributions and Sale of
   Fund Shares                                     2.27%     N/A       N/A      4.71%

Large Cap Value Fund
Institutional Shares
Return Before Taxes                                9.21%     N/A       N/A      2.84%      04/28/00
Return After Taxes on Distributions                8.60%     N/A       N/A      2.37%
Return After Taxes on Distribution and Sale of
   Fund Shares                                     5.96%     N/A       N/A      2.12%

Large Cap Growth Fund
Class A Shares
Return Before Taxes                               -2.11%   -7.47%     9.39%      N/A
Return After Taxes on Distributions               -2.58%   -8.22%     8.19%      N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                    -1.07%   -6.32%     7.98%      N/A

Large Cap Growth Fund
Institutional Shares
Return Before Taxes                                3.63%   -6.26%    10.17%      N/A
Return After Taxes on Distributions                3.05%   -7.08%     8.92%      N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                     2.68%   -5.39%     8.66%      N/A

                                                                                Since     Inception
                                                  1 Year   5 Year   10 Year   Inception      Date
                                                  ------   ------   -------   ---------   ---------
International Equity Fund
Class A Shares
Return Before Taxes                                9.55%   -7.99%      N/A      2.52%      05/01/97
Return After Taxes on Distributions                9.19%   -8.38%      N/A      2.13%
Return After Taxes on Distributions and Sale of
   Fund Shares                                     6.20%   -6.73%      N/A      2.07%

International Equity Fund
Institutional Shares
Return Before Taxes                               15.85%   -6.82%      N/A      3.46%      04/01/97
Return After Taxes on Distributions               15.36%   -7.24%      N/A      3.05%
Return After Taxes on Distributions and Sale of
   Fund Shares                                    10.29%   -5.81%      N/A      2.88%

Small Cap Growth Fund
Class A Shares
Return Before Taxes                                0.05%   -1.43%    12.98%      N/A
Return After Taxes on Distributions               -0.85%   -2.81%    11.60%      N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                     1.15%   -1.59%    11.07%      N/A

Small Cap Growth Fund
Institutional Shares
Return Before Taxes                                5.59%   -0.28%    13.69%      N/A
Return After Taxes on Distributions                4.65%   -1.66%    12.30%      N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                     4.81%   -0.62%    11.73%      N/A

Intermediate Government Fund
Class A Shares
Return Before Taxes                               -1.45%    5.42%     5.89%      N/A
Return After Taxes on Distributions               -2.87%    3.59%     3.83%      N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                    -0.96%    3.50%     3.75%      N/A

Intermediate Government Fund
Institutional Shares
Return Before Taxes                                3.18%    6.63%     6.56%      N/A
Return After Taxes on Distributions                1.60%    4.68%     4.42%      N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                     2.05%    4.47%     4.29%      N/A

Intermediate Investment Grade Fund
Class A Shares
Return Before Taxes                               -0.76%    5.21%     5.99%      N/A
Return After Taxes on Distributions               -2.09%    3.26%     4.33%      N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                    -0.48%    3.27%     4.15%      N/A

Intermediate Investment Grade Fund
Institutional Shares
Return Before Taxes                                3.91%    6.38%     6.66%      N/A
Return After Taxes on Distributions                2.42%    4.31%     4.90%      N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                     2.55%    4.20%     4.68%      N/A

Intermediate Investment Grade
Class C Shares
Return Before Taxes                                 N/A      N/A       N/A     -0.68%      10/13/04
Return After Taxes on Distributions                 N/A      N/A       N/A     -0.93%
Return After Taxes on Distributions and Sale of
   Fund Shares                                      N/A      N/A       N/A     -0.44%

High Yield Fund
Class A Shares
Return Before Taxes                                3.22%     N/A       N/A      5.73%      5/02/03
Return After Taxes on Distributions                0.96%     N/A       N/A      3.50%
Return After Taxes on Distributions and Sale of
   Fund Shares                                     2.04%     N/A       N/A      3.56%

High Yield Fund
Institutional Shares                               8.08%     N/A       N/A      8.77%      5/01/03
Return Before Taxes                                5.62%     N/A       N/A      6.39%
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of
   Fund Shares                                     5.18%     N/A       N/A      6.07%

High Yield Fund
Class C Shares
Return Before Taxes                                 N/A      N/A       N/A      4.48%      7/27/04
Return After Taxes on Distributions                 N/A      N/A       N/A      3.60%
Return After Taxes on Distributions and Sale of
   Fund Shares                                      N/A      N/A       N/A      2.90%

                                                                                Since     Inception
                                                  1 Year   5 Year   10 Year   Inception      Date
                                                  ------   ------   -------   ---------   ---------
Enhanced Income Fund
Class A Shares
Return Before Taxes                               -0.50%     N/A       N/A      0.94%      05/02/02
Return After Taxes on Distributions               -1.02%     N/A       N/A      0.33%
Return After Taxes on Distributions and Sale of
   Fund Shares                                    -0.33%     N/A       N/A      0.44%

Enhanced Income Fund
Institutional Shares
Return Before Taxes                                0.76%     N/A       N/A      1.59%      05/01/02
Return After Taxes on Distributions                0.14%     N/A       N/A      0.87%
Return After Taxes on Distributions and Sale of
   Fund Shares                                     0.49%     N/A       N/A      0.93%

Enhanced Income
Class C Shares
Return Before Taxes                                 N/A      N/A       N/A     -0.51%      6/18/04
Return After Taxes on Distributions                 N/A      N/A       N/A     -0.68%
Return After Taxes on Distributions and Sale of
   Fund Shares                                      N/A      N/A       N/A     -0.33%


Intermediate Tax-Exempt Fund
Class A Shares
Return Before Taxes                               -2.36%    4.60%     4.64%      N/A
Return After Taxes on Distributions               -2.49%    4.45%     4.50%      N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                    -0.41%    4.42%     4.38%      N/A

Intermediate Tax-Exempt Fund
Institutional Shares
Return Before Taxes                                2.23%    5.76%     5.29%      N/A
Return After Taxes on Distributions                2.09%    5.60%     5.14%      N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                     2.71%    5.47%     4.99%      N/A

Intermediate New York Tax-Exempt Fund
Class A Shares
Return Before Taxes                               -2.15%    4.49%     4.72%      N/A
Return After Taxes on Distributions               -2.19%    4.41%     4.67%      N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                    -0.36%    4.32%     4.57%      N/A

Intermediate New York Tax-Exempt Fund
Institutional Shares
Return Before Taxes                                2.35%    5.64%     5.36%      N/A
Return After Taxes on Distributions                2.32%    5.56%     5.32%      N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                     2.70%    5.37%     5.18%      N/A

Intermediate New York Tax Exempt
Class C Shares
Return Before Taxes                                 N/A      N/A       N/A      0.00%      8/24/04
Return After Taxes on Distributions                 N/A      N/A       N/A     -0.03%
Return After Taxes on Distributions and Sale of
   Fund Shares                                      N/A      N/A       N/A      0.32%

                                                                                Since     Inception
                                                  1 Year   5 Year   10 Year   Inception      Date
                                                  ------   ------   -------   ---------   ---------
Multi-Cap Equity Fund*
Class A Shares
Return Before Taxes                                5.85%   -1.77%    11.16%       N/A
Return After Taxes on Distributions                5.67%   -2.33%    10.52%       N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                     3.80%   -1.62%     9.78%       N/A

Multi-Cap Equity Fund*
Institutional Shares
Return Before Taxes                               11.72%   -0.71%    11.76%       N/A
Return After Taxes on Distributions               11.52%   -1.27%    11.12%       N/A
Return After Taxes on Distributions and Sale of
   Fund Shares                                     7.61%   -0.73%    10.34%       N/A

S&P 500 Index Fund
Investor Shares
Return Before Taxes                               10.20%     N/A       N/A      17.36%     07/25/02
Return After Taxes on Distributions                9.67%     N/A       N/A      16.85%
Return After Taxes on Distributions and Sale of
   Fund Shares                                     6.81%     N/A       N/A      14.70%

S&P 500 Index Fund
Institutional Shares
Return Before Taxes                               10.46%     N/A       N/A      -2.75%     04/28/00
Return After Taxes on Distributions                9.84%     N/A       N/A      -3.23%
Return After Taxes on Distributions and Sale of
   Fund Shares                                     7.00%     N/A       N/A      -2.59%

U.S.Bond Market Index Fund
Investor Shares
Return Before Taxes                                4.00%     N/A       N/A       4.20%     09/27/02
Return After Taxes on Distributions                2.32%     N/A       N/A       2.51%
Return After Taxes on Distributions and Sale of
   Fund Shares                                     2.58%     N/A       N/A       2.59%

U.S.Bond Market Index Fund
Institutional Shares
Return Before Taxes                                4.25%     N/A       N/A       7.53%     04/28/00
Return After Taxes on Distributions                2.48%     N/A       N/A       5.23%
Return After Taxes on Distributions and Sale of
   Fund Shares                                     2.74%     N/A       N/A       5.04%

Large Cap Growth CRT Fund
Return Before Taxes                                5.20%     N/A       N/A      -5.27%     01/03/00
Return After Taxes on Distributions                4.82%     N/A       N/A      -5.55%
Return After Taxes on Distributions and Sale of
   Fund Shares                                     3.37%     N/A       N/A      -4.57%

Small Cap Growth CRT Fund
Return Before Taxes                                5.85%     N/A       N/A       2.17%     01/03/00
Return After Taxes on Distributions                5.85%     N/A       N/A       2.10%
Return After Taxes on Distributions and Sale of
   Fund Shares                                     3.81%     N/A       N/A       1.81%

                                                                                Since     Inception
                                                  1 Year   5 Year   10 Year   Inception      Date
                                                  ------   ------   -------   ---------   ---------
International Equity CRT Fund
Return Before Taxes                               15.80%     N/A       N/A      -3.82%     01/03/00
Return After Taxes on Distributions               15.30%     N/A       N/A      -4.04%
Return After Taxes on Distributions and Sale of
   Fund Shares                                    10.26%     N/A       N/A      -3.33%


/1/ The reclassification of Investor Shares to Class A Shares occurred as of January 26, 2004; and therefore the performance information provided for Class A Shares reflects the performance of Investor Shares. Class C Shares commenced operations as of January 26, 2004; and, therefore, performance information as of December 31, 2003 is not yet available.

* The total returns for the Multi-Cap Equity Fund's predecessor, the GW&K Equity Fund, are reflected in the table above. The calculation of average annual total return reflects the performance of the immediate predecessor the Multi-Cap Equity Fund, the GW&K Equity Fund, a series of Gannett Welsh & Kotler Funds, for periods on or after December 10, 1996 to October 4, 2002, and the performance of the predecessor of the GW&K Equity Fund, the GW&K Equity Fund, L.P. (the "Partnership"), for periods prior to December 10, 1996. It should be noted that
(1) the quoted performance data includes performance for periods before the GW&K Equity Fund's registration statement became effective; (2) the Partnership was not registered under the 1940 Act during such periods and therefore was not subject to certain investment restrictions imposed by the 1940 Act; and (3) if the Partnership had been registered under the 1940 Act during such periods, performance may have been adversely affected. Institutional Class shares of the Multi-Cap Equity Fund are not currently available, so the performance shown for that class is based on the performance of Class A shares, adjusted to reflect the fact that Institutional Class shares do not charge a front-end sales load.

General. A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

From time to time, the yields and the total returns (including total returns after taxes on distributions and redemption) of each class of shares of the Funds may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Funds may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time, advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as, the views of the investment advisor as to current market, economic trade and interest rate trends, legislative, regulatory and monetary developments, investments strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling 1-800-426-9363.

Comparative performance information may be used from time to time in advertising the Funds' shares, including, but not limited to, data from Lipper Analytical Services, Inc., the S&P 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Lehman Brothers indexes, the Frank Russell Indexes and other industry publications. Each of the Money Market Funds may compare the performance of each class of shares to Money Fund Report, a service of IBC Financial Data, Inc. as well as yield data reported in other national financial publications.

From time to time, the Funds may include in advertisements, sales literature and reports to shareholders general comparative information such as statistical data regarding inflation, securities indices or the features of performance of alternative investments. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund. In addition, in such communications, the Advisor may offer opinions on current economic conditions.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Securities of a Fund typically are purchased via a domestic or foreign securities exchange, in the over-the-counter market or pursuant to an underwritten offering. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Portfolio Turnover. A Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation.

For the fiscal years ended December 31, 2002, 2003 and 2004, the portfolio turnover rates for the Intermediate New York Tax-Exempt Fund, Large Cap Equity Fund, Intermediate Investment Grade Fund, Intermediate Tax-Exempt Fund, Large Cap Growth Fund, Small Cap Growth Fund and International Equity Fund were 13%, 10% and 11%; 29%, 24% and 40%; 98%, 110% and 72%; 34%, 36% and 31%; 18%, 20% and
90%; 31%, 42% and 67%; and 307%, 101% and 31%, respectively. It is anticipated that the Intermediate New York Tax-Exempt Fund, Large Cap Equity Fund, Intermediate Investment Grade Fund, Intermediate Tax-Exempt Fund, Large Cap Growth Fund, Small Cap Growth Fund and International Equity Fund will have a portfolio turnover rate of less than 100%.

For the fiscal years ended December 31, 2002, 2003 and 2004, the portfolio turnover rates for the S&P 500 Index Fund, Large Cap Value Fund and Bond Index Fund were 32%, 40% and 17%; 10%, 12% and 37%; and 149%, 131% and 73%,
respectively. It is anticipated that the S&P 500 Index Fund and Large Cap Value Fund will have a portfolio turnover rate of less than 100%. It is anticipated that the Bond Index Fund will continue to have a portfolio turnover rate of not greater than 200%. The fixed income securities in which the Fund will invest are generally traded at a net price with dealers acting as principal for their own accounts and without brokerage commissions. However, other expenses, such as custodial fees and wire charges may be higher during periods of higher turnover.

For the fiscal years ended December 31, 2002, 2003 and 2004, the portfolio turnover rates for the Large Cap Growth CRT Fund, Small Cap Growth CRT Fund and International Equity CRT Fund were 21%, 24% and 42%; 27%, 45% and 58%; and 37%, 90% and 25%, respectively. It is anticipated that the Large Cap Growth CRT Fund, Small Cap Growth CRT Fund and International Equity CRT Fund will continue to have a portfolio turnover rate of less than 100%.

For the fiscal years ended December 31, 2002, 2003 and 2004, the portfolio turnover rates for the Intermediate Government Fund were 41%, 87% and 8%, respectively. It is anticipated that the Intermediate Government Fund will continue to have a portfolio turnover rate of less than 100%.

For the period May 1, 2002 (commencement of operations) to December 31, 2002 and the fiscal years ended December 31, 2003 and 2004, the portfolio turnover rate for the Enhanced Income Fund was 40%, 87% and 105%, respectively. It is anticipated that the Enhanced Income Fund will continue to have a portfolio turnover rate of less than 100%. For the period October 7, 2002 (commencement of operations) to December 31, 2002 and the fiscal years ended December 31, 2003 and 2004, the portfolio turnover rate for the Multi-Cap Equity Fund was 9%, 24% and 22%, respectively. It is anticipated that the Multi-Cap Equity Fund will continue to have a portfolio turnover rate of less than 100%.

For the period May 1, 2003 (commencement of operations) to December 31, 2003 and the fiscal year ended December 31, 2004, the portfolio turnover rate for the High Yield Fund was 42% and 72%, respectively. It is anticipated that the High Yield Fund will continue to have a portfolio turnover rate of less than 100%.


Money Market Funds, Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds. Portfolio transactions for each of the Money Market Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds will be undertaken principally to accomplish a Fund's objective in relation to expected movements in the general level of interest rates. Each of the Money Market Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may engage in short-term trading consistent with their objectives.

Each of the Money Market Funds' policy of investing only in securities with maturities of less than 397 days will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments that the Money Market Funds make, turnover resulting from such investments should not adversely affect the net asset value or net income of the Money Market Funds.

Equity Funds. In connection with portfolio transactions for the Equity Funds, the overriding objective is to obtain the best possible execution of purchase and sale orders. In selecting a broker, the Advisor (and, in the case of the Multi-Cap Equity Fund, Small Cap Core Equity Fund and the Large Cap Value Fund, the Sub-adviser) considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Advisor or the Sub-adviser decides that the broker chosen will provide the best possible execution. The Advisor or the Sub-adviser will monitor the reasonableness of the brokerage commissions paid in light of the execution received. The Directors will review regularly the reasonableness of commissions and other transaction costs incurred by the Equity Funds in light of facts and circumstances deemed relevant from time to time, and, in that connection, receive reports from the Advisor or the Sub-adviser and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which the Advisor or the Sub-adviser has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all of the Advisor's or the Sub-adviser's clients and not solely or necessarily for the benefit of an individual Fund. The Advisor and the Sub-adviser believe that the value of research services received is not determinable and does not significantly reduce their respective expenses. The Equity Funds will not reduce their respective fees paid to the Advisor or the Sub-adviser by any amount that might be attributable to the value of such services.


For the fiscal years ended December 31, 2002, 2003 and 2004, the Large Cap Equity Fund, Large Cap Growth Fund, Small Cap Growth Fund and International Equity Fund paid aggregate broker commissions of $273,905, $251,915 and $470,423; $211,675, $196,649 and $847,173; $467,605, $779,570 and $2,274,201;
and $1,564,269, $488,363 and $32,937, respectively. Of the aggregate commissions paid during the fiscal year ended December 31, 2003, the Large Cap Growth Fund paid broker commissions of $6,475 to BNY Brokerage Inc., an affiliate of the Advisor This amounted to 3.29% of the aggregate commission paid by the Large Cap Growth Fund and 3.21% of the aggregate dollar amount of principal transactions.

For the fiscal years ended December 31, 2002, 2003 and 2004, the S&P 500 Index Fund and Large Cap Value Fund paid aggregate broker commissions of $22,039, $27,266 and $14,171; and $60,974, $103,709 and $292,898, respectively. Of the aggregate commissions paid during the fiscal year ended December 31, 2002 and 2003, the Large Cap Value Fund and the S & P 500 Index Fund paid broker commissions of $5,937 and $1,100 and $16 and $147, respectively to BNY ESI & Co., Inc., a wholly owned non-bank subsidiary of The Bank of New York Company, Inc. a separate brokerage affiliate of The Bank of New York, and a member of the New York Stock Exchange and other principal exchanges, and SIPC. This amounted to 9.74% and 1.06% and 0.07% and 0.54% of the aggregate commissions paid by the Large Cap Value Fund and S & P 500 Index Fund, respectively, and 9.76% and 1.79% and 0.08% and 0.52%, respectively, of the aggregate dollar amount of principal transactions. Of the aggregate commissions paid during the fiscal year ended December 31, 2003, the Large Cap Value Fund paid $1,186 to BNY Clearing Services LLC, an affiliate of the Advisor. This amounted to 1.14% of the aggregate commissions paid by the Large Cap Value Fund and 2.84% of the aggregate dollar amount of principal transactions.

For the fiscal years ended December 31, 2002, 2003 and 2004, the Large Cap Growth CRT Fund, Small Cap Growth CRT Fund and International Equity CRT Fund paid aggregate broker commissions of $14,074, $16,141 and $16,672; $13,258, $18,130 and $26,990; and $10,250, $19,073 and $583, respectively. Of the aggregate commissions paid during the fiscal year ended December 31, 2003, the Large Cap Growth CRT Fund paid $2,167 to BNY ESI & Co. This amounted to 13.43% of the aggregate commissions paid by the Large Cap Growth CRT Fund and 10.97% of the aggregate dollar amount of principal transactions.

For the period October 7, 2002 (commencement of operations) to December 31, 2002 and the fiscal years ended December 31, 2003 and 2004, the Multi-Cap Equity Fund paid aggregate broker commissions of $25,656, $63,834 and $36,763, respectively. Of the aggregate commissions paid during the fiscal year ended December 31, 2003, the Multi-Cap Equity Fund paid broker commissions of $1,250 to BNY ESI & Co., Inc. This amounted to 1.96% of the aggregate commission paid by the Multi-Cap Equity Fund and 1.67% of the aggregate dollar amount of principal transactions.


Subject to the overriding objective of obtaining the best possible execution of orders, the Advisor or the Sub-adviser may allocate a portion of any or all of the Equity Funds' portfolio brokerage transactions to affiliates of the Advisor or the Sub-adviser. In order for affiliates of the Advisor or the Sub-adviser to effect any portfolio transactions for the Equity Funds, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Directors, including a majority of the Directors who are not "interested persons", have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through or sold to or through the Funds' Administrator, Distributor, Advisor (or the Sub-adviser) or any "affiliated person", as defined in the 1940 Act, of the Co-Administrators, Distributor or Advisor (or the Sub-adviser) when such entities are acting as principals, except to the extent permitted by law. In addition, the Funds will not purchase securities during the existence of any underwriting group (or the Sub-advisers) relating thereto of which the Advisor, the Sub-adviser or any of their respective affiliates of the Advisor is a member, except to the extent permitted by law.

On those occasions when the Advisor (or the Sub-adviser) deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including the other Funds, to the extent permitted by applicable laws and regulations, the Advisor (or the Sub-adviser) may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor (or the Sub-adviser), in the manner it considers to be most equitable and consistent with the Advisor's (or the Sub-adviser's) fiduciary obligations to the Fund. In some instances, this procedure might adversely affect a Fund.

If a Fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Advisor (or the Sub-adviser) for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


As of December 31, 2003, BNY Hamilton held equity securities and debt obligations of its regular broker-dealers, in the amounts indicated below:



Security                         Value (in thousands)
--------                         --------------------
Goldman Sachs Group, Inc.              $529,962
Citigroup Global Markets, Inc.         $513,924
Morgan Stanley                         $203,425
JP Morgan Chase & Co.                  $185,325
Deutsche Bank AG                       $181,272
Societe Generale                       $176,276
BNP Paribas SA                         $106,654
First Tennessee National Corp.         $ 80,000
UBS AG                                 $ 62,282
Bank of America Corp.                  $ 20,694
Merrill Lynch & Co., Inc.              $ 16,015
Bear Stearns & Cos., Inc.              $  9,705
Wachovia Corp.                         $  6,636
Legg Mason, Inc.                       $  4,227
Credit Suisse                          $  1,954
Lehman Brothers Holdings, Inc.         $    523
State Street Corp.                     $    174

                              DESCRIPTION OF SHARES

BNY Hamilton is a registered, open-end investment company organized under the laws of the State of Maryland on May 1, 1992. The Articles of Incorporation currently permit the Corporation to issue 36,000,000,000 shares of common stock, par value $0.001 per share, of which shares have been classified as follows:

                                                     Number of Shares of
        Name of Series and Classes Thereof             Common Allocated
--------------------------------------------------   -------------------
BNY Hamilton Money Fund
   Hamilton Shares                                      7,000,000,000
   Premier Shares                                       3,000,000,000
   Classic Shares                                       3,000,000,000
BNY Hamilton Treasury Money Fund
   Hamilton Shares                                      2,000,000,000
   Premier Shares                                       2,000,000,000
   Classic Shares                                       2,000,000,000
BNY Hamilton New York Tax-Exempt Money Fund
   Hamilton Shares                                      2,000,000,000
   Premier Shares                                       2,000,000,000
   Classic Shares                                       2,000,000,000
BNY Hamilton Large Cap Equity Fund
   Institutional Shares                                   200,000,000
   Class A Shares                                         200,000,000
   Class C Shares                                         200,000,000
BNY Hamilton Large Cap Growth Fund
   Institutional Shares                                   200,000,000
   Class A Shares                                         200,000,000
   Class C Shares                                         200,000,000
BNY Hamilton Small Cap Growth Fund
   Institutional Shares                                   200,000,000
   Class A Shares                                         200,000,000
   Class C Shares                                         200,000,000
BNY Hamilton Multi-Cap Equity Fund
   Institutional Shares                                   200,000,000
   Class A Shares                                         200,000,000
   Class C Shares                                         200,000,000
BNY Hamilton International Equity Fund
   Institutional Shares                                   200,000,000
   Class A Shares                                         200,000,000
   Class C Shares                                         200,000,000
BNY Hamilton Intermediate Government Fund
   Institutional Shares                                   200,000,000
   Class A Shares                                         200,000,000
   Class C Shares                                         200,000,000
BNY Hamilton Intermediate Investment Grade Fund
   Institutional Shares                                   200,000,000
   Class A Shares                                         200,000,000

                                                     Number of Shares of
        Name of Series and Classes Thereof             Common Allocated
--------------------------------------------------   -------------------
   Class C Shares                                         200,000,000
BNY Hamilton High Yield Fund
   Institutional Shares                                   200,000,000
   Class A Shares                                         200,000,000
   Class C Shares                                         200,000,000
BNY Hamilton Intermediate New York Tax-Exempt Fund
   Institutional Shares                                   200,000,000
   Class A Shares                                         200,000,000
   Class C Shares                                         200,000,000
BNY Hamilton Intermediate Tax-Exempt Fund
   Institutional Shares                                   200,000,000
   Class A Shares                                         200,000,000
   Class C Shares                                         200,000,000
BNY Hamilton Large Cap Growth CRT Fund                    200,000,000
BNY Hamilton International Equity CRT Fund                200,000,000
BNY Hamilton Small Cap Growth CRT Fund                    200,000,000
BNY Hamilton Large Cap Value Fund
   Institutional Shares                                   200,000,000
   Class A Shares                                         200,000,000
   Class C Shares                                         200,000,000
BNY Hamilton S&P 500 Fund
   Institutional Shares                                   200,000,000
   Investor Shares                                        200,000,000
BNY Hamilton U.S. Bond Market Index Fund
   Institutional Shares                                   200,000,000
   Investor Shares                                        200,000,000
BNY Hamilton Enhanced Income Fund
   Institutional Shares                                   400,000,000
   Class A Shares                                         400,000,000
   Class C Shares                                         400,000,000
BNY Hamilton Small Cap Core Equity
   Institutional Shares                                   200,000,000
   Class A Shares                                         200,000,000
   Class C Shares                                         200,000,000
Undesignated Common Stock                               1,200,000,000

Shares of BNY Hamilton do not have preemptive or conversion rights and are fully paid and non-assessable by BNY Hamilton. The rights of redemption and exchange are described in the appropriate Prospectus and elsewhere in this Statement of Additional Information.

The shareholders of each Fund are entitled to a full vote for each full share held and to a fractional vote for each fractional share. Subject to the 1940 Act and Maryland law, the Directors themselves have the power to alter the number and the terms of office of the Directors, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successor; provided, however, that immediately after such appointment the requisite majority of the Directors have been elected by the shareholders of the Funds. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being selected while the holders of the remaining shares would be unable to elect any Directors. It is the intention of BNY Hamilton not to hold annual shareholder meetings. The Directors may call shareholder meetings for action by shareholder vote as may be required by either the 1940 Act or the Articles of Incorporation.

BNY Hamilton, if requested to do so by the holders of at least 10% of shareholders of all series aggregated as a class, will call a meeting of shareholders for the purpose of voting upon the question of the removal of a director or directors and will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

The Articles of Incorporation contain a provision permitted under the Maryland General Corporation Law that under certain circumstances eliminates the personal liability of the Directors to BNY Hamilton or its shareholders. The Articles of Incorporation and the Bylaws of BNY Hamilton provide that BNY Hamilton will indemnify the Directors, officers and employees of the Funds to the full extent permitted by the Maryland General Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with proceedings in which they may be involved because of their offices or employment with BNY Hamilton. However, nothing in the Articles of Incorporation or the Bylaws of BNY Hamilton protects or indemnifies a Director, officer or employee against any liability to BNY Hamilton or its shareholders to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

For information relating to mandatory redemption of Fund shares or, under certain circumstances, their redemption at the option of the Funds, see "Redemption of Shares" in the Prospectuses.


No single person beneficially owns 25% or more of the Corporation's voting securities. The following table sets forth the name, address and percentage of ownership of each person who is known by the Registrant to own, of record or beneficially, 5% or more of any class of BNY Hamilton's outstanding equity securities as of March 31, 2005:



                                               PERCENT OF THE CLASS TOTAL ASSETS
FUND/CLASS                                     HELD BY THE SHAREHOLDER
------------------------------------------     ---------------------------------

ENHANCED INCOME FUND - CLASS A SHARES

JACK M DODICK                                                       33.99%
LYNNE B DODICK
45 TRAILS END RD
WESTON  CT  06883

ALICE M GRAHAM                                                       8.47%
MARJORY TAIT
82 BRUCE PARK AVE
GREENWICH  CT  068306314

ENHANCED INCOME FUND - CLASS C SHARES

PERSHING LLC                                                       100.00%
ONE PERSHING PLAZA
PRODUCT SUPPORT
JERSEY CITY  NJ  07399

ENHANCED INCOME FUND - INSTITUTIONAL SHARES

POST & CO                                                           53.92%
BANK OF NEW YORK
PO BOX 1066 WALL STREET STATION
C/O THE BANK OF NEW YORK
NEW YORK  NY  10268-1066

WENDEL & CO                                                         18.29%
BANK OF NEW YORK
PO BOX 1066
WALL STREET STATION
NEW YORK  NY  10268-1066

CATHOLIC HEALTHCARE WEST                                            11.04%
185 BERRY STREET STE 300
ATTN KATHY DECKER
SAN FRANCISCO  CA  94107-1739

IRENE DIAMOND                                                        5.17%
800 THIRD AVENUE
NEW YORK, NY  10022

HIGH YIELD FUND - CLASS A SHARES

THOMAS M HEYMAN                                                     60.66%
UZIELA B HEYMAN
14 VITKIN ST
63474 TE AVIV ISRAEL  099

HIGH YIELD FUND - CLASS C SHARES

PERSHING LLC                                                       100.00%
ONE PERSHING PLAZA
PRODUCT SUPPORT
JERSEY CITY  NJ  07399

HIGH YIELD FUND INSTITUTIONAL SHARES

POST & CO                                                           86.28%
BANK OF NEW YORK
PO BOX 1066 WALL STREET STATION
C/O THE BANK OF NEW YORK
NEW YORK  NY  10268-1066

WENDEL & CO                                                          9.09%
PO BOX 1066 WALL STREET STATION
C/O BANK OF NEW YORK MUTUAL FUND DPT 6FL
NEW YORK  NY  10286

INTERMEDIATE GOVERNMENT FUND - CLASS A SHARES

WACHOVIA BANK N.A.                                                  24.32%
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE  NC  28288-1151

MICHAEL W OCONNELL                                                  17.77%
1821 GLENNEYRE ST
LAGUNA BEACH  CA  92651

PALMER DAIRY INC                                                     7.87%
EMPLOYEE PENSION PLAN & TRUST
468 PALMER RD
YONKERS  NY  10701

INTERMEDIATE GOVERNMENT FUND - INSTITUTIONAL SHARES

POST & CO                                                           46.04%
BANK OF NEW YORK
PO BOX 1066 WALL STREET STATION
C/O THE BANK OF NEW YORK
NEW YORK  NY  10268-1066

WACHOVIA BANK N.A.                                                  42.90%
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE  NC  28288-1151

WACHOVIA BANK N.A.                                                  36.56%
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE  NC  28288-1151

HSBC BANK USA                                                       22.26%
ONE HSBC CENTER 17TH FL
ATTN  KEN GUTT
BUFFALO  NY  14203-2842

WENDEL & CO                                                         10.53%
BANK OF NEW YORK
PO BOX 1066
WALL STREET STATION
NEW YORK  NY  10268-1066

HSBC SECURITIES (USA) INC.                                           6.68%
452 FIFTH AVE
NEW YORK  NY  10018

INTERMEDIATE INVESTMENT GRADE BOND FUND - INSTITUTIONAL SHARES

POST & CO                                                           82.66%
PO BOX 1066 WALL STREET STATION
C/O THE BANK OF NEW YORK
NEW YORK  NY  10268-1066

WENDEL & CO                                                         13.12%
PO BOX 1066
WALL STREET STATION
NEW YORK  NY  10286

INTERMEDIATE NY TAX EXEMPT FUND - CLASS A SHARES

HSBC SECURITIES (USA) INC.                                          14.66%
452 FIFTH AVE
NEW YORK  NY  10018

INTERMEDIATE NY TAX EXEMPT FUND - CLASS C SHARES

PERSHING LLC                                                       100.00%
ONE PERSHING PLAZA
PRODUCT SUPPORT
JERSEY CITY  NJ  07399

INTERMEDIATE NY TAX EXEMPT FUND - INSTITUTIONAL SHARES

POST & CO                                                           89.58%
P O BOX WALL ST STATION
NEW YORK  NY  10286

WENDEL & CO                                                          5.86%
P O BOX 1066 WALL ST STATION
NEW YORK  NY  10286

INTERMEDIATE TAX EXEMPT FUND - CLASS A SHARES

SYLVIA SCHEUER                                                      32.63%
75 ROCKEFELLER PLZ
C/O TAG ASSOCIATES LLC
NEW YORK  NY  10019

HARRY C JONES                                                       15.45%
CAROLYN THOMAS JONES
3145 O ST NW
WASHINGTON  DC  20007

SBA I & CO LLC                                                      14.92%
TAG ASSOCIATES LLC AS ADMIN.
75 ROCKEFELLER PLZ
TTEE - S SCHEUER R SCHEUER J SCHEUER
NEW YORK  NY  10019

DARLANE HOFFMAN                                                      9.89%
LARRY G HOFFMAN
PO BOX 2654
HAMILTON SQUARE  NJ  08690

BENJAMIN D SCHEUER                                                   5.12%
75 ROCKEFELLER PLAZA
NEW YORK  NY  10019

INTERMEDIATE TAX EXEMPT FUND - INSTITUTIONAL SHARES

POST & CO                                                           96.14%
PO BOX 1066 WALL STREET STATION
C/O THE BANK OF NEW YORK
NEW YORK  NY  10268-1066

INTERNATIONAL EQUITY FUND - CLASS A SHARES

PAULINE C METCALF                                                   50.00%
PAULINE C METCALF TRUST
22 PARSONAGE ST
PROVIDENCE  RI  02903

WACHOVIA BANK N.A.                                                  12.00%
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE  NC  28288-1151

INTERNATIONAL EQUITY FUND - CRT FUND

POST & CO                                                           96.97%
PO BOX 1066 WALL STREET STATION
NEW YORK  NY  102681066

INTERNATIONAL EQUITY FUND - INSTITUTIONAL SHARES

POST & CO                                                           74.92%
P O BOX 1066 WALL ST STATION
NEW YORK  NY  10286

WENDEL & CO                                                          14.0%
P O BOX 1066 WALL ST STATION
NEW YORK  NY  10286

WACHOVIA BANK N.A.                                                  10.55%
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE  NC  28288-1151

LARGE CAP EQUITY FUND - CLASS A SHARES

HSBC SECURITIES (USA) INC.                                          18.82%
452 FIFTH AVE
NEW YORK  NY  10018

WACHOVIA BANK N.A.                                                   9.58%
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE  NC  28288-1151

LARGE CAP EQUITY FUND - CLASS C SHARES

PERSHING LLC                                                       100.00%
ONE PERSHING PLAZA
PRODUCT SUPPORT
JERSEY CITY  NJ  07399

LARGE CAP EQUITY FUND - INSTITUTIONAL SHARES

POST & CO                                                           66.31%
PO BOX 1066 WALL STREET STATION
C/O THE BANK OF NEW YORK
NEW YORK  NY  10268-1066

WACHOVIA BANK N.A.                                                  30.36%
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE  NC  28288-1151

HENRY PHILLIP KRAFT FAMILY MEMORIAL FUND                             6.09%
NEW YORK COMMUNITY TRUST
C/O HEIDI HOTZLER
2 PARK AVENUE, 24TH FLOOR
NEW YORK, NY  10016

LARGE CAP GROWTH FUND - CLASS A SHARES

WACHOVIA BANK N.A.                                                  48.00%
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE  NC  28288-1151

LARGE CAP GROWTH FUND - CRT FUND

POST & CO                                                           97.26%
PO BOX 1066 WALL STREET STATION
NEW YORK  NY  10268-1066

LARGE CAP GROWTH FUND - INSTITUTIONAL SHARES

POST & CO                                                           73.11%
PO BOX 1066 WALL STREET STATION
C/O THE BANK OF NEW YORK
NEW YORK  NY  10268-1066

WENDEL & CO                                                         16.40%
PO BOX 1066
WALL STREET STATION
NEW YORK  NY  10286

WACHOVIA BANK N.A.                                                   8.13%
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE  NC  28288-1151

LARGE CAP VALUE FUND - CLASS A SHARES

PETER ASKIN                                                         17.51%
SAMUEL LUCAS ASKIN
126 WEST 78TH ST
NEW YORK  NY  10024-6716

VICTOR ZONANA                                                       13.00%
115 ST GEORGE'S SQUARE
FLAT 3
LONDON SWIV 3QP ENGLAND  205

PETER ASKIN                                                         10.08%
JOHN DAVID ASKIN
126 WEST 78TH ST
NEW YORK  NY  10024-6716

GEORGE D BAKER                                                       6.24%
921 RIPLEY LN
OYSTER BAY  NY  11771

BARBARA TIMON                                                        5.65%
550 DAVIS ST
SAN FRANCISCO  CA  94111-1954

KIM LIVINGSTON                                                       5.41%
16 MILLSTONE CT
RIDGEFIELD  CT  06877

LARGE CAP VALUE FUND - INSTITUTIONAL SHARES

POST & CO                                                           78.36%
BANK OF NEW YORK
PO BOX 1066 WALL STREET STATION
C/O THE BANK OF NEW YORK
NEW YORK  NY  10268-1066

WACHOVIA BANK N.A.                                                  13.55%
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE  NC  28288-1151

WENDELL & CO                                                         7.06%
PO BOX 1066 WALL STREET STATION
C/O BANK OF NEW YORK MUTUAL FUND DEPT
NEW YORK  NY  10268

MONEY FUND - CLASSIC SHARES

BANK OF NEW YORK                                                    13.54%
LEXINGTON CAPITAL PARTNERS VLP
660 MADISON AVE 23RD FL
NEW YORK  NY  10021

MONEY FUND - HAMILTON SHARES

BNY  OCS NOMINEES LIMITED                                           71.80%
AVENUE DES ARTS 35 KUNSTLAAN
ATTN STIF TEAM
BRUSSELS 1040  017

THE CHASE MANHATTAN BANK AS                                         13.02%
GRANGE PRIMARY TRUST
600 TRAVIS 51ST FLOOR
HOUSTON  TX  77002

MONEY FUND - PREMIER SHARES

BNY OCS NOMINEES LIMITED                                            72.68%
AVENUE DES ARTS 35 KUNSTLAAN
ATTN STIF TEAM
BRUSSELS 1040  017

AK CHIN INDIAN COMMUNITY/SELF DIRECTED                               8.99%
ATTN: TERRY O. ENOS, COUNCIL CHAIRMAN
42507 W. PETERS NALL ROAD
MARICOPA, AZ  85239

US AIRWAYS/AIG                                                       5.17%
2345 CRYSTAL DRIVE
ARLINGTON, VA  22227

MULTI-CAP EQUITY FUND - CLASS A SHARES

JUPITER & CO                                                        38.01%
PO BOX 9130 FPG90
C/O INVESTORS BANK & TRUST
BOSTON  MA  02117-9130

WACHOVIA BANK N.A.                                                  13.20%
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE  NC  28288-1151

NEW YORK TAX-EXEMPT MONEY FUND - CLASSIC SHARES

FRANCES B TODMAN                                                    33.60%
775 PARK AVE
NEW YORK  NY  10021

THE BANK OF NEW YORK                                                24.15%
ALP MUSIC PARTNERS
375 PARK AVE 17TH FL
C/O GF CAPITAL
NEW YORK  NY  10152-1799

NEW YORK TAX-EXEMPT MONEY FUND - HAMILTON SHARES

HARE & CO                                                           27.33%
111 SANDERS CREEK PARKWAY
ATTN STIF/MASTER NOTE
E SYRACUSE  NY  13057

BANK OF NEW YORK COLLATERAL HOLD                                    20.02%
MAIDEN LANE PROPERTIES LLC
1999 MARCUS AVE STE 310
LAKE SUCCESS  NY  11042

GF CAPITAL MANAGEMENT & ADVISORS LLC                                13.02%
375 PARK AVE 17TH FLOOR
NEW YORK  NY  10152

KAMRAN HAKIM                                                        11.80%
3 W 57TH ST
NEW YORK  NY  10019

CHARLES P. LAZARUS                                                  11.41%
DOUGLAS & CO. MUNICIPALS INC.
14 EAST 60TH STREET
NEW YORK, NY  10022-7136

DANIEL BRODSKY                                                       5.72%
400 W 59TH ST
NEW YORK  NY  10019-1105

RCG LONGVIEW CORPORATION                                             5.09%
666 THIRD AVE
NEW YORK  NY  10017-4011

NEW YORK TAX-EXEMPT MONEY FUND - PREMIER SHARES

HARE & CO                                                           56.07%
111 SANDERS CREEK PARKWAY
E SYRACUSE  NY  13057

NO 140-2003 2 YR B. W. JOHNSON GRANTOR                              25.98%
ROBERT W. JOHNSON IV
C/O THE JOHNSON CO
30 FIFTH AVENUE
NEW YORK, NY  10111-0100

THE BANK OF NEW YORK                                                6.476%
MARK BULLER
125 JERICHO TPKE
C/O SHEFT KAHN & COMPANY LLP
JERICHO  NY  11753-1049

PERSHING LLC FOR EXCLUSIVE BENEFIT OF                                5.83%
1 PERSHING PLAZA
ATTN  CASH MANAGEMENT
JERSEY CITY  NJ  07399-0002

BANK OF NEW YORK                                                     5.44%
ROBERT C QUINLAN
101 W 70TH ST APT 2 N
NEW YORK  NY  10023

S&P 500 INDEX FUND - INSTITUTIONAL SHARES

WENDEL & CO                                                         49.78%
BANK OF NEW YORK
PO BOX 1066
WALL STREET STATION
NEW YORK  NY  10268-1066

WACHOVIA BANK N.A.                                                  31.01%
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE  NC  28288-1151

POST & CO                                                           17.81%
BANK OF NEW YORK
PO BOX 1066 WALL STREET STATION
C/O THE BANK OF NEW YORK
NEW YORK  NY  10268-1066

WOMEN'S DIV ENDOWMENT - THOMAS WEISEL ASSET                         10.53%
2 INTERNATIONAL PLAZA
BOSTON MA  02110

WOMEN'S DIV ENDOWMENT - THOMAS WEISEL ASSET                          8.26%
2 INTERNATIONAL PLAZA
BOSTON MA  02110

L-3 INTEGRATED SYSTEMS VEBA                                          6.39%
600 THIRD AVENUE
NEW YORK, NY  10016-1901

CEMENT & CONCRETE WELFARE FUND BANK OF NY                            6.06%
35-30 FRANCIS LEWIS BLVD.
FLUSHING, NY  11358-1954

THE BANK OF NEW YORK - LTD PLAN                                      5.02%
ONE WALL STREET, 13TH FLOOR
NEW YORK, NY  10005

S&P 500 INDEX FUND - INVESTOR SHARES

WACHOVIA BANK N.A.                                                  42.97%
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE  NC  28288-1151

MARIO BATALI                                                        10.06%
11 FIFTH AVE
NEW YORK  NY  10003

JOANNE WYCKOFF                                                       9.05%
710 SMOKE HOLLOW TRL
FRANKLIN LAKES  NJ  07417

JAMES LARK                                                           7.54%
44 SYDNEY AVE
APT 2D
MALVERNE  NY  11565

SMALL CAP CORE EQUITY FUND - CLASS A SHARES

JUPITER & CO                                                        37.97%
PO BOX 9130 FPG90
C/O INVESTORS BANK & TRUST
BOSTON  MA  02117-9130

RABINOVITZ G PARTNRS                                                23.21%
WILLIAM J AGENT
60 STATE ST
LOURIE CUTLER
BOSTON  MA  02109

HAROLD GILBERT KOTLER                                              15.512%
49 WARREN ST
BROOKLINE  MA  024455925

EDWARD B WHITE                                                      10.43%
2 SOUTHFIELD CT
NEEDHAM  MA  02492

RABINOVITZ PRINGLE FAMILY TRUSTS                                     7.74%
MATILDA MOLLY PRINGLE RABINOVITZ
865 HAVERHILL ST
ROWLEY  MA  01969

SMALL CAP CORE EQUITY FUND - INSTITUTIONAL SHARES

POST & CO                                                           98.01%
BANK OF NEW YORK
PO BOX 1066 WALL STREET STATION
C/O THE BANK OF NEW YORK
NEW YORK  NY  10268-1066

CORELLA & BERTRAM BONNER FONDATION                                  12.72%
10 MERCER STREET
PRINCETON, NJ  08540-6808

MAMDOUHA S. BOBST TR U/A                                             7.63%
ONE SUTTON PLACE SOUTH
NEW YORK, NY  10022

THE BARBARA DELANO FOUNDATION INC.                                   6.36%
C/O THE BANK OF NEW YORK
CHARLES GOODFELLOW
1290 AVENUE OF THE AMERICAS, 5TH FLOOR
NEW YORK, NY  10104

E &: M BOBST FOUNDATION                                              6.36%
ONE SUTTON PLACE SOUTH
NEW YORK, NY  10022

SMALL CAP GROWTH FUND - CLASS A SHARES

CHARLES SCHWAB & CO., INC.                                          54.30%
101 MONTGOMERY STREET
MS:SF101MONT-22-241
SAN FRANCISCO  CA  94104

UMB BANK NA                                                         20.04%
CADENCE DESIGN SYSTEMS INC 401K PLAN
9300 WARD PKY
C/O JP MORGAN/AMER CENTURY RET PLAN SERV
KANSAS CITY  MO  64114

WACHOVIA BANK N.A.                                                   7.84%
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE  NC  28288-1151

WILMINGTON TRUST COMP TTEE FBO                                       5.29%
LEGACY HEALTH SYSTEMS EXECU-FLEX
PO BOX 8880
WILMINGTON  DE  19899

SMALL CAP GROWTH FUND - CRT FUND

POST & CO                                                           97.58%
PO BOX 1066 WALL STREET STATION
NEW YORK  NY  10268-1066

SMALL CAP GROWTH FUND - INSTITUTIONAL SHARES

POST & CO                                                           41.62%
PO BOX 1066 WALL STREET STATION
C/O THE BANK OF NEW YORK
NEW YORK  NY  10268-066

NATIONAL FINANCIAL SERVICES CO                                      14.33%
200 LIBERTY ST ONE WORLD FINANCIAL CNTR
NEW YORK  NY  10281

MERCER TRUST COMPANY                                                11.84%
TTEE FBO NORDSTROM 401K PLAN
ATTN DC PLAN ADMIN MS C-4-D
ONE INVESTORS WAY
NORWOOD  MA  02062

WENDEL & CO                                                          9.02%
PO BOX 1066
WALL STREET STATION
NEW YORK  NY  10286

WACHOVIA BANK N.A.                                                   7.79%
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE  NC  28288-151

TREASURY MONEY FUND - CLASSIC SHARES

THE BANK OF NEW YORK                                                11.24%
SOL GOLDMAN INVESTMENTS
640 5TH AVE
NEW YORK  NY  10019-155

NEW COVENANT FUNDS                                                   5.78%
3435 STELZER RD
C/O BISYS
COLUMBUS  OH  43219

TREASURY MONEY FUND - HAMILTON SHARES

HARE & CO                                                           52.49%
111 SANDERS CREEK PARKWAY
ATTN  STIF DEPARTMENT
E SYRACUSE  NY  13057

RISING STARS FUND, LP                                               11.25%
GLENN P. CUMMINS
591 STEWART AVENUE, 5TH FLOOR
GARDEN CITY, NY  11530-4763

KPMG LLP                                                             6.91%
3 CHESTNUTRIDGE RD
ATTN BRUCE BACKMAN
MONTVALE  NJ  07645

IVY ASSET MANAGEMENT CORP.                                           6.43%
GLENN P. CUMMINS
591  STEWART AVENUE, 5TH FLOOR
GARDEN CITY, NY  11530-4763

THE DEFENDERS FUND, LP                                               5.76%
GLENN P. CUMMINS
591 STEWART AVENUE, 5TH FLOOR
GARDEN CITY, NY  11530-4763

IVY INTERNATIONAL, LLC                                               5.46%
GLENN P. CUMMINS
591 STEWART AVENUE, 5TH FLOOR
GARDEN CITY, NY  11530-4763

TREASURY MONEY FUND - PREMIER SHARES

HARE & CO                                                           88.33%
NEXT DAY SWEEP ACCOUNT
111 SANDERS CREEK PARKWAY
E SYRACUSE  NY  13057

HOST MARRIOTT                                                       10.97%
ATTN: JOHN CARNELLA
6903 ROCKLEDGE DRIVE, SUITE 1500
BETHESDA, MD 208217-1862

US BOND MARKET INDEX FUND - INSTITUTIONAL SHARES

POST & CO                                                           40.25%
BANK OF NEW YORK
PO BOX 1066 WALL STREET STATION
C/O THE BANK OF NEW YORK
NEW YORK  NY  10268-066

WENDEL & CO                                                         38.18%
BANK OF NEW YORK
PO BOX 1066
WALL STREET STATION
NEW YORK  NY  10268-1066

WACHOVIA BANK N.A.                                                  18.79%
1525 WEST WT HARRIS BLVD
CMG-NC1151
CHARLOTTE  NC  28288-1151

NEW YORK BLOOD CENTER                                                7.98%
JOON II MOON
CONTROLLER,NY BLOOD CENTER INC
1200 PROSPECT AVENUE
WESTBURY, NY  11590-2723

THE BANK OF NEW YORK                                                 7.39%
ONE WALL STREET, 13TH FLOOR
NEW YORK, NY  10005

NINE WEST GROUP BNY HAMILTON US BOND                                 7.37%
141 BROADWAY, 39TH FLOOR
NEW YORK, NY  10018

US BOND MARKET INDEX FUND - INVESTOR SHARES

JACQUELINE CLIFFORD                                                 40.07%
84 RAY BLVD
POUGHKEEPSIE  NY  12603

ELIZABETH ANNE CLARK                                                25.46%
36 WYANDAMERE DR
WOODCLIFF LAKE  NJ  07677

STEPHANIE S GAJ                                                     12.92%
THE MINNIE PETISE TRUST
PO BOX 736
SUFFIELD  CT  06078-0736

KHELANAND V JAIRAM                                                   7.46%
230  MAIN ST
EAST ROCKAWAY  NY  11518

WILLIAM E WHISTON                                                    6.96%
7 ROGER SHERMAN PL
RYE  NY  10580

(67)

BNY Hamilton's officers and directors, taken as a group, own less than 1% of the shares of each of the Funds.

                                      TAXES

Each Fund generally will be treated as a separate corporation for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Tax Code") generally will be applied to each Fund separately, rather than BNY Hamilton as a whole. Net long-term and short-term capital gains, net income, and operating expenses therefore will be determined separately for each Fund.

Each Fund intends to qualify, and intends to remain qualified, as a regulated investment company under Subchapter M of the Tax Code. Accordingly, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's assets is represented by cash, United States Government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets, and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities or the securities of other regulated investment companies). As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed at least annually. If for any year any Fund does not qualify as a regulated investment company, all of its taxable income, including its net capital gain, will be subject to tax at the regular corporate rate, with no deduction for distributions to shareholders. Such distributions will generally be taxable to shareholders as qualified dividend income (as discussed below), and will generally result in a dividends received deduction for a corporate shareholder.

Under the Tax Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

Distributions of net investment income and realized net short-term capital gains in excess of net long-term capital losses (other than exempt-interest dividends distributed by either of the Tax-Exempt Fixed Income Funds, as described below) are generally taxable to shareholders of the Funds whether such distributions are taken in cash or reinvested in additional shares.

Dividends of net investments income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholder as ordinary income rates. Not all dividends from all Funds are expected to be qualified dividend income.

Each of the Equity Funds (other than the International Equity Fund) expects that a portion of these distributions to their respective corporate shareholders will be eligible for the 70% dividends-received deduction. Distributions from all other Funds will not be eligible for the dividends-received deduction. Distributions of net long-term capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders of a Fund as long-term capital gains, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund, and are not eligible for the dividends-received deduction. Individual shareholders will be subject to federal income tax on distributions of net long-term capital gains recognized before June 1, 2009 at a maximum rate of 15% if designated as derived from a Fund's capital gains from property held for more than one year.

A gain or loss realized by a shareholder on the redemption, sale or exchange of shares held as a capital asset will be capital gain or loss and such gain or loss will be long-term if the holding period for the shares exceeds one year, and otherwise will be short-term. Individual shareholders will be subject to federal income tax on long-term capital gain recognized before June 1, 2009 at a maximum rate of 15% in respect of shares held for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Any loss realized by a shareholder on the disposition of shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares. Any such loss may be disallowed in the case of either of the Tax-Exempt Fixed Income Funds. See "Tax-Exempt Funds" below. Additionally, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund.

Prospective investors in any of the Equity Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds should be aware that distributions of net investment income or net long-term capital gains from these Funds will have the effect of reducing the net asset value of each class of each Funds' shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution represents a return of invested capital. Investors should consider the tax implications of buying shares in these Funds just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where, if applicable, a Fund acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale price for the securities sold.

Under the Tax Code, gains or losses attributable to dispositions of foreign currency or to foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Forward currency contracts, options and futures contracts entered into by a Fund may create "straddles" for federal income tax purposes and this may affect the character and timing of gains or losses realized by a Fund on forward currency contracts, options and futures contracts or on the underlying securities.

Certain options, futures and foreign currency contracts held by a Fund at the end of each fiscal year will be required to be "marked-to-market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss, regardless of how long the Fund has held such options or futures. Any gain or loss recognized on foreign currency contracts will be treated as ordinary income, unless an election under Section 988 (a) (1) (B) of the Tax Code is made, in which case the rule for options and futures contracts will apply.

The International Equity Fund will, and the Large Cap Equity Fund, the High Yield Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the Small Cap Core Equity Fund, the Large Cap Value Fund, the Large Cap Growth CRT Fund, the Small Cap Growth CRT Fund and the International Equity CRT Fund may, invest in equity securities of foreign issuers. If these Funds purchase shares in certain foreign investment companies, known as "passive foreign investment companies" ("PFICs"), they may be subject to federal income tax on a portion of an

"excess distribution" from such passive foreign investment companies or gain from the disposition of such shares, even though such income may have to be distributed as a taxable dividend by a Fund to its respective shareholders. In addition, certain interest charges may be imposed on such Equity Fund or its respective shareholders in respect of unpaid taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, such Equity Fund would be required each year to include in its income and distribute to shareholders a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed to the Fund. Alternatively, for each taxable year, such Equity Fund will be permitted to "mark-to-market" any marketable stock held by a Fund in a passive foreign investment company. If a Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distributions requirements of the Tax Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark to market gains with respect to the stock included by the Fund for prior taxable years. Notwithstanding any election made by any Fund, dividends received from the Fund will not constitute qualified dividend income (as discussed above) if that Fund is a PFIC either in the taxable year of the distribution or the preceding taxable year. Instead, distributions will be taxed at ordinary income rates.

It is expected that the Money Fund, the Large Cap Equity Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the Small Cap Core Equity Fund, the International Equity Fund, the Intermediate Investment Grade Fund, the Multi-Cap Equity Fund, the Enhanced Income Fund, the Large Cap Value Fund, the Large Cap Growth CRT Fund, the Small Cap Growth CRT Fund and the International Equity CRT Fund may be subject to foreign withholding taxes with respect to income received from sources within foreign countries. The International Equity Fund and the International Equity CRT Fund intend to elect to "pass through" to its investors the amount of foreign income taxes paid by the Fund, with the result that each shareholder will (i) include in gross income, even though not actually received, its pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Fund's foreign income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from the Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of the Fund's foreign income taxes. In addition, shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by the Fund unless certain holding period requirements are met.

Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gains in excess of net long-term losses to a shareholder who, as to the United States, is a non-resident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a United States trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to United States individuals or domestic corporations. Distributions of net long-term capital gains to foreign shareholders will not be subject to United States tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a foreign shareholder who is a non-resident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

In the case of a foreign shareholder who is a non-resident alien individual and who is not otherwise subject to withholding as described above, a Fund may be required to withhold United States federal income tax at the rate of 30% unless IRS Form W-8 is provided. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders in these Funds are urged to consult their own tax advisers with respect to the particular tax consequences.

Transfers by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to United States federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for United States federal estate tax purposes.

Tax-Exempt Funds. The Tax-Exempt Fixed Income Funds and the New York Tax-Exempt Money Fund intend to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of their total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by such Tax-Exempt Fund that consists of interest received by the Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from such Tax-Exempt Fund. In view of each Tax-Exempt Fund's investment policies, it is expected that substantially all dividends will be exempt-interest dividends, although each Tax-Exempt Fund may from time to time realize and distribute net short-term capital gains or other minor amounts of taxable income.

Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of each Tax-Exempt Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of the Funds' shares held six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Tax Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Tax-Exempt Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders. The Tax-Exempt Funds are permitted to invest up to 20% of their respective assets in private activity bonds the interest from which is a preference item for purposes of alternative minimum tax. Moreover, exempt-interest dividends paid to a corporate shareholder by a Tax-Exempt Fund (whether or not from interest on private activity bonds) will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income, (ii) in calculating the environmental tax equal to .12% of a corporation's modified alternative taxable income in excess of $2 million, and
(iii) in determining the foreign branch profits tax imposed on effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations.

Holders of shares of either class of each Tax-Exempt Fund who are subject to New York State and New York City personal income taxes on dividends will not be subject to such tax on distributions from the respective Tax-Exempt Fund to the extent that the distributions qualify as exempt-interest dividends and represent income attributable to federally tax-exempt obligations of the State of New York and its subdivisions, agencies and instrumentalities (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and New York City personal income taxes, such as, for example, certain obligations of Puerto Rico). To the extent that distributions from either class of each Tax-Exempt Fund are derived from other income, including long- and short-term capital gains and income from securities lending, such distributions will not be exempt from New York State or New York City personal income taxes.

Distributions from each Tax-Exempt Fund are not excluded in determining New York State or City franchise taxes on corporations and financial institutions.

Annual statements as to the portion of distributions of the Tax-Exempt Funds that are attributable to interest that is exempt from federal income tax and, in the case of the New York Tax-Exempt Money Fund and the Intermediate New York Tax-Exempt Fund, New York State and City personal income tax will be provided to shareholders shortly after the end of the taxable year.

           SPECIAL CONSIDERATIONS RELATING TO INVESTMENTS IN NEW YORK
                              MUNICIPAL OBLIGATIONS

Appendix B contains the Annual Information Statement of the State of New York, as updated or supplemented to the date specified therein. The Annual Information Statement, as updated or supplemented, contains special factors affecting the Intermediate New York Tax-Exempt Fund and the New York Tax-Exempt Money Fund. Such information is derived from public official documents relating to securities offerings of New York issuers which are generally available to investors as indicated in Appendix B. Each Fund has no reason to believe that any of the statements in such public official documents are untrue but has not independently verified such statements. The information in Appendix B does not purport to be a complete description of all considerations regarding investment in New York municipal obligations.

                             SPECIMEN PRICE MARK-UP


Under the current distribution arrangements between each Fund and the Distributor, Class A shares are sold with a maximum initial sales charges set forth in the tables below, and Class C shares are sold at NAV. Using the NAV of each Fund at December 31, 2004, the maximum offering price of the Funds' shares is as follows:


Large Cap Equity Fund


Class A
Net asset value and redemption price per Class A share*                   $13.22
Maximum initial sales charge (5.25% of offering price)                      0.73
Maximum offering price to public                                           13.95

Class C
Net Asset value, offering price and redemption price per Class C share*    13.22

*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

Large Cap Value Fund

Class A
Net asset value and redemption price per Class A share*                   $10.81
Maximum initial sales charge (5.25% of offering price)                      0.60
Maximum offering price to public                                           11.41

Class C
Net Asset value, offering price and redemption price per Class C share*    10.81

*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

Large Cap Growth Fund

Class A
Net asset value and redemption price per Class A share*                   $ 9.52
Maximum initial sales charge (5.25% of offering price)                      0.53
Maximum offering price to public                                           10.05

Class C
Net Asset value, offering price and redemption price per Class C share*     9.52

*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

Small Cap Growth Fund

Class A
Net asset value and redemption price per Class A share*                   $15.35
Maximum initial sales charge (5.25% of offering price)                      0.85
Maximum offering price to public                                           16.20

Class C
Net Asset value, offering price and redemption price per Class C share*    15.35


*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

Multi-Cap Equity Fund

Class A
Net asset value and redemption price per Class A share*                   $14.24
Maximum initial sales charge (5.25% of offering price)                      0.79
Maximum offering price to public                                           15.03

Class C
Net Asset value, offering price and redemption price per Class C share*    14.24

*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

International Equity Fund

Class A
Net asset value and redemption price per Class A share*                   $11.19
Maximum initial sales charge (5.25% of offering price)                      0.62
Maximum offering price to public                                           11.81

Class C
Net Asset value, offering price and redemption price per Class C share*    11.19

*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

Enhanced Income Fund
Class A
Net asset value and redemption price per Class A share*                   $1.99
Maximum initial sales charge (1.50% of offering price)                     0.03
Maximum offering price to public                                           2.02

Class C
Net Asset value, offering price and redemption price per Class C share*    1.99

*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

Intermediate Government Fund
Class A
Net asset value and redemption price per Class A share*                   $10.14
Maximum initial sales charge (4.25% of offering price)                      0.45
Maximum offering price to public                                           10.59

Class C
Net Asset value, offering price and redemption price per Class C share*    10.14

*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

Intermediate Investment Grade Fund

Class A
Net asset value and redemption price per Class A share*                   $10.26
Maximum initial sales charge (4.25% of offering price)                      0.46
Maximum offering price to public                                           10.72

Class C
Net Asset value, offering price and redemption price per Class C share*    10.26


*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

Intermediate Tax-Exempt Fund


Class A

Net asset value and redemption price per Class A share*                   $10.12
Maximum initial sales charge (4.25% of offering price)                      0.45
Maximum offering price to public                                           10.57

Class C

Net Asset value, offering price and redemption price per Class C share*    10.12

*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

Intermediate New York Tax-Exempt Fund

Class A
Net asset value and redemption price per Class A share*                   $10.90
Maximum initial sales charge (4.25% of offering price)                      0.48
Maximum offering price to public                                           11.38

Class C
Net Asset value, offering price and redemption price per Class C share*    10.90

*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

High Yield Fund
Class A
Net asset value and redemption price per Class A share*                   $10.35
Maximum initial sales charge (4.25% of offering price)                      0.46
Maximum offering price to public                                           10.81
Class C
Net Asset value, offering price and redemption price per Class C share*    10.36


*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

                              FINANCIAL STATEMENTS


The following financial information is hereby incorporated by reference to the indicated pages of the Equity Funds' Annual Report to shareholders dated December 31, 2004.



                                                                            Page
                                                                            ----
Questions & Answers                                                           4

BNY Hamilton Large Cap Growth Fund
Schedule of Investments                                                      34
Statement of Assets and Liabilities                                          37
Statement of Operations                                                      37
Statements of Changes in Net Assets                                          38
Financial Highlights                                                         39

BNY Hamilton Large Cap Value Fund
Schedule of Investments                                                      41
Statement of Assets and Liabilities                                          43
Statement of Operations                                                      43
Statements of Changes in Net Assets                                          44
Financial Highlights                                                         45

BNY Hamilton Small Cap Growth Fund
Schedule of Investments                                                      47
Statement of Assets and Liabilities                                          51
Statement of Operations                                                      51
Statement of Changes in Net Assets                                           52
Financial Highlights                                                         53

BNY Multi-cap Equity Fund
Schedule of Investments                                                      55
Statement of Assets and Liabilities                                          57
Statement of Operations                                                      57
Statements of Changes in Net Assets                                          58
Financial Highlights                                                         59

                                                                            Page
                                                                            ----
BNY Hamilton Large Cap Equity Fund
Schedule of Investments                                                       60
Statement of Assets and Liabilities                                           63
Statement of Operations                                                       63
Statement of Changes in Net Assets                                            64
Financial Highlights                                                          65

BNY Hamilton International Equity Fund
Schedule of Investments                                                       68
Industry Diversification                                                      74
Statement of Assets and Liabilities                                           75
Statement of Operations                                                       75
Statement of Changes in Net Assets                                            76
Financial Highlights                                                          77

BNY Hamilton S&P 500 Index Fund
Schedule of Investments                                                       79
Statement of Assets and Liabilities                                           91
Statement of Operations                                                       91
Statements of Changes in Net Assets                                           92
Financial Highlights                                                          93

Notes to Financial Statements                                                 95

Report of Registered Independent Public Accounting Firm                      106

Directors and Officers                                                       107


The following financial information is hereby incorporated by reference to the indicated pages of the Fixed Income Funds' Annual Report to shareholders dated December 31, 2004.


                                                                            Page
                                                                            ----
Questions & Answers                                                            5

BNY Hamilton Intermediate Tax- Exempt Fund
Schedule of Investments                                                       31
Diversification by State                                                      41
Statement of Assets and Liabilities                                           42
Statement of Operations                                                       42
Statements of Changes in Net Assets                                           43
Financial Highlights                                                          44

BNY Hamilton Intermediate New York Tax-exempt Fund
Schedule of Investments                                                       46
Statement of Assets and Liabilities                                           54
Statement of Operations                                                       54
Statement of Changes in Net Assets                                            55
Financial Highlights                                                          56

BNY Hamilton Intermediate Government Fund
Schedule of Investments                                                       59
Statement of Assets and Liabilities                                           65
Statement of Operations                                                       65
Statement of Changes in Net Assets                                            66
Financial Highlights                                                          67

BNY Hamilton Intermediate Investment Grade Fund
Schedule of Investments                                                       69
Statement of Assets and Liabilities                                           78
Statement of Operations                                                       78
Statements of Changes in Net Assets                                           79
Financial Highlights                                                          80

BNY Hamilton High Yield Fund
Schedule of Investments                                                       83
Statement of Assets and Liabilities                                           96
Statement of Operations                                                       96
Statement of Changes in Net Assets                                            97
Financial Highlights                                                          98

BNY Hamilton U.S. Bond Market Index Fund
Schedule of Investments                                                      101
Statement of Assets and Liabilities                                          112
Statement of Operations                                                      112
Statement of Changes in Net Assets                                           113

Financial Highlights                                                         114

Notes to Financial Statements                                                116

Report of Registered Independent Public Accounting Firm                      126

Directors and Officers                                                       127

The following financial information is hereby incorporated by reference to the indicated pages of the Money Funds' Annual Report to shareholders dated December 31, 2004.


                                                                            Page
                                                                            ----
Questions & Answers                                                           4

BNY Hamilton Money Fund
Schedule of Investments                                                      19
Statement of Assets and Liabilities                                          26
Statement of Operations                                                      26
Statements of Changes in Net Assets                                          27
Financial Highlights                                                         28

BNY Hamilton Treasury Money Fund
Schedule of Investments                                                      31
Statement of Assets and Liabilities                                          33
Statement of Operations                                                      33
Statements of Changes in Net Assets                                          34
Financial Highlights                                                         35

BNY Hamilton New-york Tax Exempt Money Fund
Schedule of Investments                                                      38
Statement of Assets and Liabilities                                          46
Statement of Operations                                                      46
Statements of Changes in Net Assets                                          47
Financial Highlights                                                         48

BNY Hamilton Enhanced Income Fund
Schedule of Investments                                                      51
Statement of Assets and Liabilities                                          56
Statement of Operations                                                      56
Statements of Changes in Net Assets                                          57
Financial Highlights                                                         58

Notes to Financial Statements                                                61

Report of Registered Independent Public Accounting Firm                      69

Directors and Officers                                                       70


The following financial information is hereby incorporated by reference to the indicated pages of the CRT Funds' Annual Report to shareholders dated December 31, 2004.


                                                                            Page
                                                                            ----
Questions & Answers                                                           5

BNY Hamilton Large Cap Growth Crt Fund
Schedule of Investments                                                      19
Statement of Assets and Liabilities                                          22
Statement of Operations                                                      22
Statements of Changes in Net Assets                                          23
Financial Highlights                                                         24

BNY Hamilton Small Cap Growth Crt Fund
Schedule of Investments                                                      25
Statement of Assets and Liabilities                                          29
Statement of Operations                                                      29
Statements of Changes in Net Assets                                          30
Financial Highlights                                                         31

BNY Hamilton International Equity Crt Fund
Schedule of Investments                                                      32
Industry Diversification                                                     38
Statement of Assets and Liabilities                                          39
Statement of Operations                                                      39
Statements of Changes in Net Assets                                          40
Financial Highlights                                                         41

Notes to Financial Statements                                                42

Report of Registered Independent Public Accounting Firm                      49

Directors and Officers                                                       50

                                   APPENDIX A

                        Description of Securities Ratings

S&P
Corporate and Municipal Bonds

AAA Debt obligations rated AAA have the highest ratings assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA Debt obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A Debt obligations rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rated categories.
BBB Debt obligations rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than for debts in higher rated categories.
BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
B Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.
CCC Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating.
NR No public rating has been requested, there may be insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper, Including Tax-Exempt Commercial Paper

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

MOODY'S

Corporate and Municipal Bonds

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba        Bonds which are rated Ba are judged to have speculative elements;
          their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class.
B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be presented elements of danger with respect to principal or interest.
Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR No public rating has been requested, there may be insufficient information on which to base a rating, or that Moody's does not rate a particular type of obligation as a matter of policy.

Commercial Paper, Including Tax-Exempt Commercial Paper

Prime-1 Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

               .    Leading market positions in well established industries.
               .    High rates of return on funds employed.
               .    Conservative capitalization structures with moderate
                    reliance on debt and ample asset protection.
               .    Broad margins in earnings coverage of fixed financial
                    charges and high internal cash generation.
               .    Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax-Exempt Notes

MIG-1 The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
MIG-2 MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                                   Appendix B

  THE SECURITIES THAT EACH OF THE INTERMEDIATE NEW YORK TAX-EXEMPT FUND AND THE NEW YORK TAX-EXEMPT MONEY FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF NEW YORK. THE STATE OF NEW YORK HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE FUNDS' REGISTRATION STATEMENT (INCLUDING THIS STATEMENT OF ADDITIONAL INFORMATION) IS TRUTHFUL OR COMPLETE

        This Appendix contains the Annual Information Statement of the State of New York (AIS) and the Update to the Annual Information Statement (Update) released on the dates specified herein. The AIS and Update set forth information about the financial condition of the State of New York. The State intends to further update and supplement that Annual Information Statement as described therein.

        The AIS set forth in this Appendix is dated September 19, 2004 and contains information only through that date. This Appendix sets forth the section of the AIS entitled "Current Fiscal Year." The remaining sections of the AIS set out under the headings "Prior Fiscal Years," "Economics and Demographics," "Debt and Other Financing Activities," "State Organization," "Authorities and Localities," "Litigation," "Exhibit A" and "Exhibit B" are not included herein.

        The Update set forth in this Appendix is dated January 25, 2005 and contains information only through that date. This Appendix sets forth "Part I" of the Update, containing extracts from the Financial Plan Overview contained in the Financial Plan of the Governor's Executive Budget for 2005-06 presented to the Legislature on January 18, 2005, a discussion of special considerations affecting the State Financial Plan projections, and information on the proposed Five-Year Capital Program and Financing Plan. "Part II" and "Part III" are not included herein.

        The entire AIS and Update, including such remaining sections, were filed with each Nationally Recognized Municipal Securities Information Repository (NRMSIR). An official copy of the AIS or Update may be obtained by contacting a NRMSIR, or the New York State Division of the Budget, State Capitol, Albany, NY 12224, Tel. (518) 473-8705. Informational copies of the AIS or Update are available on the Internet at http://www.budget.state.ny.us/.

                          Annual Information Statement
                                STATE OF NEW YORK
                            DATED: SEPTEMBER 19, 2004
Table of Contents
    Annual Information Statement                                             B-1
        Introduction                                                         B-1
        Usage Notice                                                         B-2

    Current Fiscal Year                                                      B-3
        2004-05 Enacted Budget Financial Plan                                B-3
        General Fund Summary                                                 B-3
        General Fund Additions to the Executive Budget                       B-5
        All Governmental Funds Summary                                      B-15
        General Fund Outyear Projections                                    B-21
        Cash Flow                                                           B-25
        GAAP Financial Plans                                                B-25
        2004-05 Governmental Funds Financial Plans                          B-27
        Health Care Reform Act Financial Plan                               B-41
        The State's Fund Structure                                          B-43
        Special Considerations                                              B-52

[Subsequent Sections of the AIS Are Not Set Forth Herein]

                          ANNUAL INFORMATION STATEMENT
                            OF THE STATE OF NEW YORK

Introduction

        This Annual Information Statement ("AIS") is dated September 19, 2004 and contains information only through that date. This AIS constitutes the official disclosure information regarding the financial condition of the State of New York (the "State"). This AIS, including the Exhibits attached hereto, should be read in its entirety, together with any update or supplement issued during the fiscal year.

        In this AIS, readers will find:

            1. A section entitled the "Current Fiscal Year" that contains (a) extracts from the 2004-05 Enacted Budget Financial Plan prepared by the Division of the Budget ("DOB"), including the State's official Financial Plan projections and (b) a discussion of potential risks that may affect the State's Financial Plan during the current fiscal year under the heading "Special Considerations." The first part of the Enacted Budget Financial Plan summarizes the major changes to the 2004-05 Executive Budget and the projected impact on operating results, annual spending growth, and the magnitude of future potential budget gaps; the second part provides detailed information on total receipts and disbursements projected in the State's governmental funds in 2004-05.

            2. Information on other subjects relevant to the State's fiscal condition, including: (a) operating results for the three prior fiscal years, (b) the State's revised economic forecast and a profile of the State economy,
                    (c) debt and other financing activities, (d) governmental organization, and (e) activities of public authorities and localities.

            3. The status of significant litigation that has the potential to adversely affect the State's finances.

        DOB is responsible for organizing and presenting the information that appears in this AIS on behalf of the State. In preparing the AIS, DOB relies on information drawn from several sources, including the Office of the State Comptroller ("OSC"), public authorities, and other sources believed to be reliable. Information relating to matters described in the section entitled "Litigation" is furnished by the State Office of the Attorney General.

        During the fiscal year, the Governor, the State Comptroller, State legislators, and others may issue statements or reports that contain predictions, projections or other information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially from the information provided in this AIS. Investors and other market participants should, however, refer to this AIS, as revised, updated, or supplemented, for official information regarding the financial condition of the State.

        The State plans to issue updates to this AIS on a quarterly basis and may issue supplements or other disclosure notices as events warrant. The State intends to announce publicly whenever an update or a supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS in Official Statements or related disclosure documents for State or State-supported debt issuance. Readers may obtain informational copies of the AIS, updates, and supplements by contacting Mr. Louis Raffaele, Chief Budget Examiner, New York State Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705. The State has filed this AIS with the Central Post Office, Disclosure USA. The Municipal

Advisory Council of Texas (Texas MAC), has established this internet-based disclosure filing system approved by the Securities and Exchange Commission to facilitate the transmission of disclosure-related information to the Nationally Recognized Municipal Securities Information Repositories (NRMSIRs). An official copy of this AIS may be obtained from the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705 or from any NRMSIR. The Basic Financial Statements for the 2003-04 fiscal year issued in July 2004 may be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236.

Usage Notice

        The AIS has been supplied by the State to provide updated information about the financial condition of the State in connection with financings of certain issuers, including public authorities of the State, that may depend in whole or in part on State appropriations as sources of payment of their respective bonds, notes or other obligations and for which the State has contractually obligated itself to provide such information pursuant to an applicable continuing disclosure agreement (a "CDA").

        An informational copy of this AIS is available on the DOB website (www.budget.state.ny.us). The availability of this AIS in electronic form at DOB's website is being provided to you solely as a matter of convenience to readers and does not create any implication that there have been no changes in the financial condition of the State at any time subsequent to its release date. Maintenance of the AIS on this website is not intended as a republication of the information therein on any date subsequent to its release date.

                               Current Fiscal Year

        The State's current fiscal year began on April 1, 2004 and ends on March 31, 2005. On March 31, 2004, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2004-05 fiscal year. On August 11, 2004, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2004-05 fiscal year. The Governor vetoed portions of the budget revisions enacted by the Legislature on August 20, 2004. The Legislature is authorized to take action on the Governor's vetoes until December 31, 2004. The 2004-05 Enacted Budget Financial Plan, extracts of which are set forth below, was prepared by the DOB and reflects the actions of the Legislature and Governor as of the date of this AIS.

        The 2004-05 Enacted Budget Financial Plan contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained in the 2004-05 Enacted Budget Financial Plan set forth herein.

2004-05 Enacted Budget Financial Plan

General Fund Summary

        The 2004-05 Executive Budget recommended actions to close a General Fund budget gap of $5.1 billion. The recommendations included $2.6 billion in savings from spending restraint (including program restructuring and the use of alternate funding sources), $972 million in new revenues, and $1.5 billion in other measures. The Executive Budget projected budget gaps of $2.9 billion in 2005-06 and $4.4 billion in 2006-07, a reduction of $3.8 billion and $3.5 billion, respectively, from the initial gaps at the start of the 2004-05 budget cycle. The gap estimates assumed all the Executive Budget savings proposals were enacted in their entirety.

        The Legislature completed action on the budget for the 2004-05 fiscal year on August 11, 2004. Consistent with prior years, the debt service bill was enacted by March 31, 2004. DOB estimates that, in comparison to the Executive Budget, the Legislative Budget Agreement identified $1.1 billion in new General Fund resources to fund $1.5 billion in additions and $280 million in new costs, leaving an imbalance of roughly $600 million to $700 million in 2004-05 and gaps of approximately $6 billion in 2005-06 and $8 billion in 2006-07.

        The Governor vetoed General Fund spending additions valued at $235 million in 2004-05, reducing the projected General Fund imbalance in the current year to approximately $400 million. The vetoes are expected to generate comparable savings in 2005-06 and 2006-07. The Governor also vetoed $1.6 billion in new bonding for capital spending approved by the Legislature. Under the State Constitution, the Legislature may take action on the Governor's vetoes through December 31, 2004, or enact additional appropriations, subject to gubernatorial veto, at any time during the 2004-05 fiscal year.

-------------------------------------------------------------------------------
                                General Fund Gaps
                              (millions of dollars)
-------------------------------------------------------------------------------
                                                2004-05     2005-06     2006-07
                                                -------     -------     -------
2004-05 Executive Budget                              0      (2,852)     (4,354)

    Net Additions                                (1,527)     (2,618)     (2,788)
    New Costs                                      (280)       (650)       (823)
    Available Resources                           1,138        (230)         11

2004-05 Legislative Budget Agreement               (669)     (6,350)     (7,954)

    Vetoes                                          235         211         259
    Fiscal Management Plan                          434         450         450

2004-05 Enacted Budget                                0      (5,689)     (7,245)
--------------------------------------------------------------------------------

        The DOB, in close cooperation with State agencies, expects to develop a Fiscal Management Plan intended to balance the 2004-05 budget and reduce the outyear gaps. The Plan will be described in the Mid-Year Update to the Financial Plan that is expected to be issued by October 30, 2004. DOB expects that the Fiscal Management Plan will produce savings sufficient to balance the 2004-05 fiscal year and reduce the outyear gaps to the range of $5 billion to $6 billion in 2005-06 and roughly $7 billion in 2006-07. It is expected that with a Fiscal Management Plan, the State will not need to borrow from the rainy day reserve of $794 million to end the fiscal year in balance on a cash basis in the General Fund.

        The DOB projects that All Funds spending will total $101.2 billion in 2004-05, an increase of $3.9 billion or 4.0 percent above actual 2003-04 results. When 2003-04 spending is adjusted to reflect certain deferrals, adjusted 2004-05 All Fund spending increases by $5.8 billion or 6.1 percent over 2003-04 levels.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        The following sections provide more detail on the General Fund changes since the Executive Budget, including legislative additions, vetoes, new costs and new resources.

General Fund Additions to the Executive Budget

        DOB projects that the net General Fund additions above the level projected in the Executive Budget total $1.3 billion in 2004-05, $2.4 billion in 2005-06, and $2.5 billion in 2006-07, after reflecting available resources and vetoes. The following table summarizes, by major function, the Legislature's "gross" additions to the Executive Budget, the available resources specifically identified to offset certain spending additions, and the savings generated by the Governor's vetoes.

--------------------------------------------------------------------------------
             General Fund Additions -- Change from Executive Budget
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                2004-05     2005-06     2006-07
                                                -------     -------     -------

Gross Additions                                   1,950       2,680       2,863
                                                -------     -------     -------
Education/STAR                                      575         725         688
Higher Education                                    373         448         467
Medicaid/Health                                     507         954       1,299
Housing/Transportation/Environment                  115          86         108
Human Services                                      107         134         136
Criminal Justice                                     76          98          98
General Government/Economic Development              27          27          17
Mental Hygiene                                       10          10          10
Tax/Revenue Restorations                             60          98          40
Member Items                                        100         100           0

"Avails" Identified to Offset Gross Additions      (423)        (62)        (75)
                                                -------     -------     -------
Use 2004-05 VLTs to Finance School Aid Add         (240)          0           0
Bond Projects Financed on PAYGO Basis               (95)          2           4
Adjust Current TAP Roll at 70/30                    (60)          0           0
Medicare Discount Cards                             (18)        (19)          0
Resources Made Available by TAP Rejection           (10)        (45)        (79)

--------------------------------------------------------------------------------
Total General Fund Additions (before vetoes)      1,527       2,618       2,788
--------------------------------------------------------------------------------

Vetoes                                             (235)       (211)       (259)
                                                -------     -------     -------
Education/STAR                                      (28)        (12)        (12)
Higher Education                                    (30)        (50)        (69)
Medicaid/Health                                      (5)        (40)        (72)
Housing/Transportation/Environment                  (75)        (13)        (13)
Human Services                                      (48)        (21)        (21)
Criminal Justice                                    (24)        (49)        (49)
General Government/Economic Development             (16)        (17)        (14)
Mental Hygiene                                       (9)         (9)         (9)

--------------------------------------------------------------------------------
Total General Fund Additions (after vetoes)       1,292       2,407       2,529
--------------------------------------------------------------------------------

        The following information provides more detail on the legislative additions to the Executive Budget, including the impact of the Governor's vetoes.

Education/STAR/1/

--------------------------------------------------------------------------------
                                  General Fund
                             Education/STAR Summary
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                2004-05     2005-06     2006-07
                                                -------     -------     -------

Increase School Aid (State Fiscal Year)             506         673         673
Reject STAR Plus Proposal                            20          20           0
All Other Revisions                                  49          32          15
                                                -------     -------     -------
Gross Additions                                     575         725         688
Use 2004-05 VLTs to Finance School Aid Add         (240)          0           0
Vetoes                                              (28)        (12)        (12)
                                                -------     -------     -------
Net Additions                                       307         713         676
--------------------------------------------------------------------------------

        Total gross additions in the legislative budget for education are projected at $575 million in 2004-05, including $506 million for school aid. The 2004-05 school year increase is $751 million. The Legislature did not enact proposed reforms for Building Aid and Flex Aid, and restored most proposed reductions including: Board of Continuing Education Services (BOCES); Teacher Support Aid (TSA); other teacher-related programs; Library Aid; and Public Broadcasting.

        In Campaign for Fiscal Equity (CFE) v. State of New York, the State Court of Appeals directed the State to implement a remedy by July 30, 2004 that ensures all children in New York City have the opportunity to receive a sound basic education (SBE). Although the Governor called the Legislature into special session on July 22, 2004 to enact legislation in response to the CFE decision, the Legislature failed to reach agreement on a remedy. As a result, the Court subsequently appointed a panel of three special masters who will submit a report by November 30, 2004 that summarizes their review and recommendations on the measures the State has taken to bring its school financing system into constitutional compliance with respect to New York City schools. For a discussion of this litigation, see the section entitled "Litigation - State Programs - School Aid" in this AIS.

        Projected revenues of $240 million from video lottery terminals (VLTs) directed by the Legislature to offset the school aid addition in 2004-05, as well as vetoes of $28 million, result in a net addition of $307 million. The outyear value of VLTs are reserved for compliance with the CFE court case. For a discussion of litigation affecting VLTs, see the section entitled
"Litigation - State Finance Policies - Gaming" in this AIS.

----------
/1/ School Tax Relief.

Higher Education

--------------------------------------------------------------------------------
                                  General Fund
                            Higher Education Summary
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                2004-05     2005-06     2006-07
                                                -------     -------     -------

Reject TAP Restructuring Savings                    272         302         302
SUNY Operating Aid                                   35          50          50
CUNY Operating Aid                                   25          33          33
SUNY/CUNY Community College                          28          37          37
All Other Revisions                                  13          26          45
                                                -------     -------     -------
Gross Additions                                     373         448         467
Resources Made Available by TAP Rejection           (10)        (45)        (79)
Adjust Current TAP Roll at 70/30                    (60)          0           0
Bond Projects Financed on PAYGO Basis               (95)          2           4
Vetoes                                              (30)        (50)        (69)
                                                -------     -------     -------
Net Additions                                       178         355         323
--------------------------------------------------------------------------------

        The budget included $373 million in gross additions for higher education, including $272 million to reflect legislative rejection of the Tuition Assistance Program (TAP) program restructuring initiatives, operating aid increases of $35 million for the State University of New York (SUNY), and $25 million for the City University of New York (CUNY), and $28 million for SUNY and CUNY community colleges.

        The Legislature identified resources totaling $165 million to offset the gross additions in higher education, including $60 million in costs rolled into 2005-06 to maintain TAP program funding at 70 percent in the current fiscal year, and $95 million in bond financing for programs originally expected to be funded with pay-as-you-go resources. Together with $30 million in vetoes, the net additions are estimated to total $178 million.

Medicaid/Public Health

--------------------------------------------------------------------------------
                                  General Fund
                         Medicaid/Public Health Summary
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                2004-05     2005-06     2006-07
                                                -------     -------     -------

Rejects Hospital/Home Care Assessments              198         217         217
Rejects Preferred Drug Program                       37         119         119
Partially Rejects Nursing Home Assessment            36          43         258
Partially Rejects Pharmacy Cost Containment          37          52          52
Partially Rejects FHP Cost Containment               28          37          37
Rejects Closing Long-Term Care Loopholes             25          82          82
State Takeover of FHP Costs                          25         158         226
Rejects Streamlining of Benefit Packages             32          35          35
Partially Rejects HCRA Cost Containment              22          32          52
Public Health                                        12          70          92
All Other Medicaid                                   55         109         128
                                                -------     -------     -------
Gross Additions                                     507         954       1,299
Medicare Discount Cart                              (18)        (19)          0
Vetoes                                               (5)        (40)        (72)
                                                -------     -------     -------
Net Additions                                       484         895       1,227
--------------------------------------------------------------------------------

        The Legislature did not enact Executive Budget cost containment initiatives to create a Preferred Drug Program and to reform the Family Health Plus (FHP), Early Intervention, and Long Term Care programs. The budget maintained a nursing home assessment of 5 percent in 2004-05 (the Executive Budget proposed 6 percent) and 2005-06, with complete elimination in 2006-07, but denied the 0.7 percent assessment on hospitals and home care providers. Finally, the State will begin paying for 50 percent of the local costs of the FHP beginning in January 2005 growing to 100 percent in January 2006 (the Executive Budget proposed the takeover of Long Term Care costs). Total gross additions are offset by $18 million in savings for the Elderly Pharmaceutical Insurance Coverage (EPIC) Program related to the Medicare discount card and $5 million in vetoes, for a net addition of $484 million.

Housing/Transportation/Environmental Conservation

--------------------------------------------------------------------------------
                                  General Fund
            Housing/Transportation/Environmental Conservation Summary
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                2004-05     2005-06     2006-07
                                                -------     -------     -------

Housing Capital                                      57           0           0
Shift EPF Expenses to the General Fund               14          25          25
Decrease DWI/DWAI Annual Surcharge                    9          32          54
Reject $15 Surcharge for Parking Tickets              8           8           8
Restore 5 Percent Cuts in Agriculture Programs        7           7           7
Reject ATV Fee Increase                               6           6           6
Add for Neighborhood Preservation Program             5           5           5
Add for Rural Preservation Program                    2           2           2
All Other                                             7           1           1
                                                -------     -------     -------
Gross Additions                                     115          86         108
Vetoes                                              (75)        (13)        (13)
                                                -------     -------     -------
Net Additions                                        40          73          95
--------------------------------------------------------------------------------

        The Legislature added a total of $115 million including $57 million in capital spending financed with a portion of the $225 million available State of New York Mortgage Agency (SONYMA) balance (see "Available Resources" later in this AIS) and an additional $14 million transfer from the Environmental Protection Fund (EPF) to fund initiatives in the General Fund. Vetoes reduced the total additions by $75 million.

Human Services

--------------------------------------------------------------------------------
                                  General Fund
                             Human Services Summary
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                2004-05     2005-06     2006-07
                                                -------     -------     -------

Reject Welfare Reform Proposals                      50         104         107
Temp. Assistance for Needy Families                  22           0           0
Increase Foster Care Payments to NYC                 10          10          10
Reject Detention Block Grant                          7          11          11
All Other                                            18           9           8
                                                -------     -------     -------
Gross Additions                                     107         134         136
Vetoes                                              (48)        (21)        (21)
                                                -------     -------     -------
Net Additions                                        59         113         115
--------------------------------------------------------------------------------

        The Legislature rejected most of the Executive's welfare reform proposals, including a reduction in welfare grant levels, a step-down in the level of the Earned Income Disregard and imposition of "full family" sanctions. In addition, the Legislature added $10 million in General Fund spending to support the State's share of the total funding increase necessary to bring New York City foster care payments up to the full maximum State aid rate. In 2004-05, gross additions are projected at $107 million offset by $48 million in vetoes.

Criminal Justice

--------------------------------------------------------------------------------
                                  General Fund
                            Criminal Justice Summary
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                2004-05     2005-06     2006-07
                                                -------     -------     -------

Denial of Handgun Fees                               31          11          11
Denial of the Work Zone Speed Enforcement            15          33          33
Increase Correction Officer Staffing Ratio            7          27          27
Add Funding for Correctional Facilities               6          11          11
Add Funding for Fulton Work Release Program           6           6           6
Restore Funding for Westchester Policing
 Program                                              3           3           3
All Other                                             8           7           7
                                                -------     -------     -------
Gross Additions                                      76          98          98
Vetoes                                              (24)        (49)        (49)
                                                -------     -------     -------
Net Additions                                        52          49          49
--------------------------------------------------------------------------------

        The Legislature added $76 million by denying proposed Executive fee increases ($31 million for handgun fees and $15 million for speed enforcement fines in transportation work zones), rejecting the closure of three correctional facilities, and increasing correction officer staffing ratios. Total gross additions were reduced by $24 million in vetoes for a net addition of $52 million.

General Government/Economic Development

--------------------------------------------------------------------------------
                                  General Fund
                 General Government/Economic Development Summary
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                2004-05     2005-06     2006-07
                                                -------     -------     -------

Various Economic Development Adds                    12          13          13
Accelerate PILOT Payments                             7           7           0
New Add for Capital Improvements                      3           3           0
All Other Revisions                                   5           4           4
                                                -------     -------     -------
Gross Additions                                      27          27          17
Vetoes                                              (16)        (17)        (14)
                                                -------     -------     -------
Net Additions                                        11          10           3
--------------------------------------------------------------------------------

        The Legislature added $27 million in 2004-05. These additions include $12 million for economic development, including grants for local tourism and high-technology programs, and $7 million to accelerate payments otherwise due in future years to the city of Albany under the Payment in Lieu of Taxes (PILOT) program. These additions were lowered by $16 million in vetoes.

Mental Hygiene

--------------------------------------------------------------------------------
                                  General Fund
                             Mental Hygiene Summary
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                2004-05     2005-06     2006-07
                                                -------     -------     -------

Restore OMH/OASAS Local Service Cuts                  7           7           7
Senate Priority Program Adds                          2           2           2
All Other                                             1           1           1
                                                -------     -------     -------
Gross Additions                                      10          10          10
Vetoes                                               (9)         (9)         (9)
                                                -------     -------     -------
Net Additions                                         1           1           1
--------------------------------------------------------------------------------

        The Legislature added $10 million to partially restore recommended cuts in the Office of Mental Health (OMH) and the Office of Alcoholism and Substance Abuse Services (OASAS) and to fund program adds in all of the Mental Hygiene agencies. The additions were offset by $9 million in vetoes.

Tax/Revenue Restorations

--------------------------------------------------------------------------------
                                  General Fund
                        Tax/Revenue Restorations Summary
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                2004-05     2005-06     2006-07
                                                -------     -------     -------

Rejected/Modified Revenue Actions                   (29)        (21)         43
                                                -------     -------     -------
Eliminate Restrictions of Quick Draw                (43)        (68)        (68)
Direct Wine Shipments                                (2)         (3)         (3)
Empire Zones                                          0         (25)        (25)
Single Sales Factor for Manufacturers                 0           8          16
Biotechnology Investment Credit                       5          10          10
STAR Inflation Adjustment                            11          57         113

New Tax Cuts                                        (31)        (77)        (83)
                                                -------     -------     -------
Long-Term Care Credit                               (18)        (20)        (20)
Film Production Credit                              (12)        (25)        (25)
Brownfields Expansion - Income/Corporate              0         (30)        (30)
All Other Sales Tax                                  (1)         (2)         (2)
New CAPCO Allocation                                  0           0          (6)
                                                -------     -------     -------
Net Additions                                       (60)        (98)        (40)
--------------------------------------------------------------------------------

        The Legislature did not approve several revenue actions proposed in the Executive Budget. The revenue lost by not enacting these proposals is projected to total $29 million in 2004-05. In addition, the Legislature added several tax reduction proposals not included in the Executive Budget that are expected to reduce revenues by $31 million in 2004-05.

Member Items

        The Legislature added a $200 million lump sum for "member items." It is expected that this addition will result in costs of $100 million in 2004-05 and $100 million in 2005-06.

General Fund -- New Costs Since the Executive Budget

        The 2004-05 Financial Plan reflects several new costs incurred since the Executive Budget was proposed by the Governor. These total $280 million in 2004-05, $650 million in 2005-06, and $823 million in 2006-07.

--------------------------------------------------------------------------------
             General Fund New Costs -- Change from Executive Budget
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                2004-05     2005-06     2006-07
                                                -------     -------     -------
Collective Bargaining Settlements
 (Statewide Pattern)                                274         473         621
SUNY Capital Costs                                   21           0           0
Changes to Pension Reform                           (15)        177         202
LGAC/STARC Payment to New York City                 170           0           0
City Offset for LGAC/STARC                         (170)          0           0
--------------------------------------------------------------------------------
Total General Fund New Costs                        280         650         823
--------------------------------------------------------------------------------

        Collective Bargaining: Since the start of the fiscal year, the State has reached labor settlements with many of the major employee unions, including the Civil Service Employees Association, the United University Professions, and the Professional Employee Federation, as well as the State's Management-Confidential employees. DOB projects that if, as expected, the State settles all the remaining contracts following the pattern set by these unions, it will result in $274 million in costs in 2004-05, growing to $473 million in 2005-06 and $621 million in 2006-07.

        Pensions: Pension legislation enacted in July 2004 provides current year savings of $15 million above the Executive proposal, but is projected to cost $177 million in 2005-06, growing to $202 million in 2006-07. The legislation authorizes State and local governments to amortize 2004-05 pension costs above 7 percent of salary expenditures over a period of ten years at a market rate to be established by the State Comptroller. The first annual payment is due in 2005-06. In addition, the legislation extends the amortization option to local governments for costs above 9.5 percent in 2005-06 and 10.5 percent in 2006-07. In contrast, the Executive Budget proposed reforms would have produced recurring savings.

        LGAC/2//STARC/3/: The Legislature rejected the Executive Budget proposal to provide fiscal relief to New York City in a less costly way than having STARC issue bonds to stretch out existing New York City debt from the 1970s to 2034 at an estimated cost of $5.1 billion. The Legislature provided an appropriation to make a payment to the City of $170 million in 2004-05 (that would result, subject to annual appropriations, in $5.3 billion of payments to the City rather than the previous legislative agreement of $5.1 billion). However, it is expected that the City will provide $170 million to the State in 2004-05 to ensure that the State's Financial Plan does not incur unplanned costs.

----------
/2/ Local Government Assistance Corporation.
/3/ State Tax Asset Receivable Corporation.

General Fund -- Available Resources Above the Executive Budget

        General Fund available resources above the level projected in the Executive Budget are estimated to total $1.1 billion in 2004-05 and $11 million in 2006-07, and to drive additional costs of $230 million in 2005-06. These available resources are summarized below. See the section entitled "2004-05 Governmental Funds Financial Plans" in this AIS for a discussion of the receipts forecast.

--------------------------------------------------------------------------------
        General Fund Available Resources -- Change from Executive Budget
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                2004-05     2005-06     2006-07
                                                -------     -------     -------
Revenue Consensus Forecast                          325         350         375
Spending Reductions/Reestimates/Other               225          38          39
Housing SONYMA Balances                             225        (225)          0
Empire Conversions                                  200           0           0
Alteration of Clothing Sales Tax Exemption           83        (429)       (451)
2003-04 Surplus Above Executive Budget
 Projection                                          47           0           0
Fund Balances                                        25           0           0
Abandoned Property Resources                         20          21          21
Seven Day Sales at Liquor Stores                      1           2           2
Internet Affiliate/Procurement                        0          13          25
Native American Regulations                         (13)          0           0

-------------------------------------------------------------------------------
Total General Fund Available Resources            1,138        (230)         11
-------------------------------------------------------------------------------

        Revenue Consensus: The current DOB forecast of $325 million in additional available resources is based on the mid-point of the consensus revenue forecast agreed to with the Legislature in March 2004 ($150 million to $500 million). DOB believes that current economic conditions and actual collections experience support this estimate. While the forecast has upside potential given receipt collections through August in certain components of revenue, the recent slowdown in employment growth and consumer spending and large increases in energy prices, combined with recent declines in equity market valuations, represent risks to the current year forecast.

        Spending Reductions/Reestimates/Other: This category consists of legislative spending cuts in various programs and agencies, and lower projected spending based on actual results through August 2004.

        Housing SONYMA Balances: The Enacted Budget accelerates into 2004-05 the use of a one-time fund balance of $225 million from SONYMA originally planned to reduce the 2005-06 budget gap.

        Empire Conversions: The Financial Plan assumes that the conversion of Empire Blue Cross and Blue Shield to a for-profit corporation will produce $1.2 billion in receipts in State Fiscal Year 2004-05, $200 million above the level forecast in the Executive Budget. The Executive Budget proposed language authorizing additional insurance conversions intended to assure the receipt of the assumed Empire conversion proceeds. The Legislative Budget Agreement did not include that language which could jeopardize receipt of these proceeds.

        Alteration of Clothing Sales Tax Exemption: The Legislature did not enact the Executive proposal to permanently substitute four "sales-tax-free" weeks (for items less than $500) for the current clothing exemption for items under $110. Instead, the Legislature passed the reform for 2004-05 only. The outyear cost of the Legislature's action would exceed $400 million annually if the reform is not extended.

        Native American Regulations: The Department of Taxation and Finance estimated additional collections of $60 million in All Funds receipts if the Executive Budget proposal for parity agreements was enacted. That legislation was replaced by the Legislature with an action that implements proposed Tax Department regulations by January 1, 2005. This action is expected to lead to a General Fund loss of $13 million in 2004-05.

General Fund -- Nonrecurring Resources

        The Executive Budget recommended a total of $1.5 billion in nonrecurring actions which were detailed in the Executive Budget Financial Plan. The Legislature accepted these actions and added roughly $550 million in additional nonrecurring resources to fund a portion of its additions. The additional nonrecurring resources are comprised of surplus reserves from the Housing Finance Agency (HFA) originally planned to lower the projected 2005-06 gap ($225 million), additional Empire conversion proceeds ($200 million), additional bonding of capital spending, sweeps of available fund balances, and 2003-04 surplus amounts above the Executive Budget projection.

------------------------------------------------------------------------
                  2004-05 Nonrecurring Resources
                      (millions of dollars)
------------------------------------------------------------------------
Revenues:                                                          1,182
  2003-04 Surplus                                                    308
  SONYMA Balances                                                    225
  Tobacco Securitization                                             182
  LGAC Payment from NYC                                              170
  PASNY                                                              100
  Fund Sweeps                                                         97
  Reverse Meyers Tax Decision                                         50
  Bond Issuance Charges                                               50
Spending:                                                            883
  Bonding of Capital Spending                                        378
  Empire Conversion                                                  200
  Delay Medicaid Cycle                                               190
  Federal Welfare Funds                                              115
------------------------------------------------------------------------
Total Nonrecurring Resources                                       2,065
------------------------------------------------------------------------

Vetoes

        The Governor vetoed 105 separate legislative additions, generating General Fund savings of roughly $700 million over three years. In addition, the Governor vetoed $1.6 billion in additional bond-financed capital spending, to avoid roughly $2.5 billion of long-term debt service costs.

Fiscal Management Plan

        In order to assure budget balance in the current fiscal year and to begin to address the 2005-06 and 2006-07 budget gaps, the Governor has directed DOB to develop a Fiscal Management Plan to reduce State Operations costs, curtail non-essential spending, and identify other cost containment actions to bring the General Fund into balance. This plan will be developed in cooperation with State agency managers and is expected to be detailed by October when DOB issues the Mid-Year Update to the 2004-05 Financial Plan. Elements of the plan are expected to include:

          . Continuing statewide austerity measures that limit discretionary spending, ban non-essential travel, and restrict or terminate lower-priority capital spending and other contractual liabilities;

          . Updating agency management plans to eliminate, consolidate, and streamline governmental services;

          .     Maximizing Federal aid; and

          . Developing cost containment proposals that can be presented for legislative action later this year.

        In addition, DOB will continue to review actual results against plan.

All Governmental Funds Summary

Summary of Receipts Growth

        Total receipts in 2004-05 are projected to be $42.7 billion in the General Fund, $63.2 billion in State Funds, and $100.1 billion in All Governmental Funds, an annual increase of $328 million (.8 percent), $1.0 billion (1.6 percent) and $1.1 billion (1.1 percent) respectively.

--------------------------------------------------------------------------------
                        Summary of Annual Receipts Growth
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                General       State         All
                                                   Fund       Funds       Funds
                                                -------     -------     -------

2003-04 Actuals                                  42,327      62,170      98,989

2004-05 Executive Budget                         41,846      63,142      99,521

Available Resources                                 689         774         774
New Costs/Reestimates                               121        (714)       (128)
Vetoes                                               (1)        (49)        (49)
                                                -------     -------     -------
Net Change from Executive Budget                    809          11         597

2004-05 Enacted Budget                           42,655      63,153     100,118

Annual Change from 2003-04
-- Dollar Change                                    328         983       1,129
-- Percent Change                                   0.8%        1.6%        1.1%

Annual Change Adjusted for $1.9B in Tobacco
 Proceeds Received in 2003-04
-- Dollar Change                                  2,228       2,883       3,029
-- Percent Change                                   5.5%        4.8%        3.1%
--------------------------------------------------------------------------------

NOTE: Annual growth is affected by the receipt of $1.9 billion in tobacco bond proceeds in 2003-04. The nonrecurring increase in receipts artificially inflates the 2003-04 revenue base and thus understates the annual change to 2004-05. Accordingly, DOB is reporting the annual revenue change on both an adjusted (excluding the impact of tobacco proceeds) and unadjusted basis.

        Receipts in the 2004-05 Enacted Budget exceed the level recommended in the Governor's Executive Budget by $809 million in the General Fund, $11 million in State Funds, and $597 million in All Funds. The major components of these receipt changes are summarized in the following table and in the section entitled "2004-05 Governmental Funds Financial Plans" in this AIS.

--------------------------------------------------------------------------------
                           Summary of Receipts Changes
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                General       State         All
                                                   Fund       Funds       Funds
                                                -------     -------     -------
2004-05 Executive Budget                         41,846      63,142      99,521

Revenue Consensus Forecast                          325         325         325
Housing SONYMA Balances                             225         225         225
City Offset for LGAC/STARC                          170         170         170
Alteration of Clothing Sales Tax Exemption           83          83          83
Fund Balances                                        25           0           0
Abandoned Property Resources                         20          20          20
2003-04 Surplus Above Executive Budget
 Projection                                          21          21          21
Native American Regulations                         (13)        (13)        (13)
Tax/Revenue Restorations                            (60)        (60)        (60)
Health Care Provider Assessments                      0        (264)       (264)
All Other                                            13        (496)         90

2004-05 Enacted Budget                           42,655      63,153     100,118
-------------------------------------------------------------------------------
Change from Executive Budget                        809          11         597
-------------------------------------------------------------------------------

        The largest areas of All Governmental Funds receipt growth since the Executive Budget include the revised revenue consensus forecast ($325 million), the SONYMA balance ($225 million), and the expected New York City one-time payment to the State as part of the LGAC/STARC transaction ($170 million). For a more detailed discussion of these changes, see "General Fund Available Resources" and "New Costs" earlier in this AIS.

        Total State Funds and All Governmental Funds receipts are offset by the Legislature's rejection of certain health care provider assessments ($264 million) and various reestimates in the Capital Projects and Special Revenue fund types based upon prior-year actual results and year-to-date experience.

Summary of Disbursement Growth

        DOB projects General Fund disbursements will total $43.0 billion in 2004-05, an increase of $974 million (2.3 percent) over 2003-04 actual results. State Funds and All Governmental Funds disbursements are projected to reach $64.3 billion and $101.2 billion in 2004-05, an increase of $3.0 billion (4.8 percent) and $3.9 billion (4.0 percent) over the prior year. When adjusted for $1.9 billion of payment deferrals which artificially increased 2003-04 spending levels, the annual spending increases are 7.2 percent, 8.2 percent and 6.1 percent, respectively, for the General Fund, State Funds, and All Funds.

        The spending estimates in this AIS reflect savings from the Governor's vetoes as well as a $90 million reduction in the level of projected spending for legislative member items in 2004-05, based on actual experience to date.

--------------------------------------------------------------------------------
                      Summary of Annual Disbursement Growth
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                General       State         All
                                                   Fund       Funds       Funds
                                                -------     -------     -------
2003-04 Actuals                                  42,065      61,332      97,326

2004-05 Executive Budget                         41,896      63,503      99,811

Net Spending Additions                            1,417       1,548       1,928
New Costs/Reestimates                               (38)       (472)       (227)
Vetoes                                             (236)       (286)       (305)
                                                -------     -------     -------
Net Change from Executive Budget                  1,143         790       1,396

2004-05 Enacted Budget                           43,039      64,293     101,207

Annual Change from 2003-04
-- Dollar Change                                    974       2,961       3,881
-- Percent Change                                   2.3%        4.8%        4.0%

Annual Change Adjusted for $1.9B in Payment
Deferrals Paid in 2003-04
-- Dollar Change                                  2,874       4,861       5,781
-- Percent Change                                   7.2%        8.2%        6.1%
--------------------------------------------------------------------------------

NOTE: Annual growth is affected by the deferral of $1.9 billion in payments from 2002-03 to 2003-04. The deferral artificially inflates the 2003-04 spending base and thus understates the annual change to 2004-05. Accordingly, DOB is reporting the annual spending change on both an adjusted (excluding the impact of payment deferrals) and unadjusted basis.

        Estimated disbursements in the 2004-05 Enacted Budget exceed the level recommended in the Governor's Executive Budget by $1.1 billion in the General Fund, $790 million in State Funds and $1.4 billion in All Funds. The major components of these disbursement changes are summarized in the following table, and are explained in more detail below and in the section entitled "2004-05 Governmental Funds Financial Plans" in this AIS.

--------------------------------------------------------------------------------
                        Summary of Disbursements Changes
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                General       State         All
                                                   Fund       Funds       Funds
                                                -------     -------     -------
2004-05 Executive Budget                         41,896      63,503      99,811

Medicaid                                            200         154         583
School Aid/STAR                                     309         561         671
All Other Education                                  73          81         171
Higher Education                                    272         224         224
Collective Bargaining Settlements
 (Statewide Pattern)                                274         359         417
LGAC/STARC Payment to New York City                1670         170         170
All Other                                          (155)       (759)       (840)

2004-05 Enacted Budget                           43,039      64,293     101,207
-------------------------------------------------------------------------------
Change from Executive Budget                      1,143         790       1,396
-------------------------------------------------------------------------------

        The largest areas of All Governmental Funds disbursement changes since the Executive Budget (excluding Federal education reclassification) are in the areas of Medicaid ($583 million), school aid/STAR ($671 million), all other education programs ($171 million), and higher education ($224 million). The changes in these major programs, which represent most of the spending additions to the 2004-05 Executive Budget, are described in more detail below.

        Collective bargaining settlements and the LGAC/STARC payment to New York City are the other significant factors in the growth in spending above the Executive Budget forecast. The increases in spending are partially offset by legislative spending reductions and reestimates in projected spending for capital projects and Federal programs based upon prior-year actual results and year-to-date experience.

Medicaid

--------------------------------------------------------------------------------
             DOH Medicaid - Sources of Changes from Executive Budget
                              (millions of dollars)
--------------------------------------------------------------------------------
                                           Other
                                           State
                                General  Supported   State     Federal     All
                                 Fund      Funds     Funds      Funds     Funds
--------------------------------------------------------------------------------

2004-05 Executive Budget           6,325     2,987     9,312    19,406   28,718
  Provider Assessments               234      (264)      (30)        0      (30)
  Pharmacy Cost Containment           74         0        74       148      222
  Additional Support by HCRA          68        28        96        83      179
  State Takeover of Local Costs       25         0        25         0       25
  All Other Adds                      93         0        93       147      240
  Additional Resources              (218)      218         0         0        0
  All Other Changes                  (76)      (28)     (104)       51      (53)
2004-05 Enacted Budget             6,525     2,941     9,466    19,835   29,301
  Change from Executive Budget       200       (46)      154       429      583
-------------------------------------------------------------------------------

        New York's Medicaid program is financed jointly by the Federal government, the State, and local governments (including New York City). The Federal Government matching rate on eligible Medicaid expenditures is 50 percent, the lowest matching rate possible. Total Medicaid financing (including administrative costs) from all sources is projected to reach $44.5 billion in 2004-05, consisting of $22.9 billion in Federal support, $14.2 billion in State funding, and $7.1 billion in local government financing. The Financial Plan does not include the local government share of Medicaid funding, but does include the entire Federal share of the program. Total State Medicaid spending of $14.2 billion consists of Department of Health (DOH) State Funds of $9.5 billion, as well as $4.7 billion in spending by other State agencies and administrative costs.

        Compared to the Executive Budget projections for 2004-05, DOH Medicaid spending has increased by $200 million in the General Fund, $154 million in State Funds, and $583 million in All Governmental Funds.

        The Legislature did not accept some of the cost savings measures proposed by the Executive, adding spending above 2003-04 levels of $494 million to the General Fund, $258 million in State Funds and $636 million in All Funds. The spending increases are expected to be partially financed in the General Fund by $200 million in additional Empire conversion proceeds and an estimated $18 million from the implementation of auto-enrollment into the Medicare Transitional Drug Discount Card Program. The additional spending comprises:

        Provider Assessments: The Legislature rejected the Executive Budget proposals to restore a 0.7 percent assessment on hospital and home care revenues, and to restore the nursing home reimbursable assessment to 6.0 percent of revenues to finance a portion of State Medicaid spending. Instead, the nursing home assessment will continue at 5.0 percent in 2004-05 and 2005-06 and be completely phased out in 2006-07. As a result, spending is increased by $234 million in the General Fund and reduced by

$264 million in the Provider Assessment Special Revenue Fund, which is supported by the assessment revenues.

        Pharmacy Cost Containment: Several proposals intended to control the rising costs of prescription drugs and reduce spending growth were restored by the Legislature at an estimated cost of $74 million to the General Fund and $148 million to Federal Funds. The proposals included a Preferred Drug Program, requiring prior authorization for certain high-cost drugs; reducing the reimbursement rate to pharmacies; and increasing pharmacy co-payments for Medicaid recipients.

        Additional Support by the Health Care Reform Act (HCRA): The denial of cost containment initiatives in various programs supported by HCRA, including the FHP and Child Health Plus (CHP) programs, that would have reduced General Fund and HCRA costs, is projected to add spending of $68 million to the General Fund, $28 million in the HCRA Transfer Special Revenue Fund, and $83 million in Federal Funds.

        State Takeover: The Legislature did not accept the proposed multi-year State takeover of local government Medicaid costs of long-term care services. Instead it required the State to take over 50 percent of local government FHP costs beginning in January 2005, growing to 100 percent of the local government share in January 2006. As a result, 2004-05 General Fund spending is increased by $25 million above the Executive Budget plan and provides a total local benefit of $49 million in 2004-05 growing to $291 million in 2005-06.

        All Other Adds: Other rejected Executive cost containment and savings initiatives increase Medicaid costs by $93 million in the General Fund and $147 million in Federal Funds. These items include the elimination of various optional services provided to Medicaid recipients, closing long-term care eligibility loopholes, nursing home cost containment initiatives including the elimination of payment "add-ons" for facilities with more than 300 beds and hospital-based facilities, and various other cost containment initiatives.

School Aid/STAR

------------------------------------------------------------------------------
           School Aid/STAR - Sources of Changes from Executive Budget
                              (millions of dollars)
------------------------------------------------------------------------------
                                           Other
                                            Stat
                               General   Supported   State    Federal     All
                                Funds      Funds     Funds     Funds     Funds
------------------------------------------------------------------------------
2004-05 Executive Budget        12,350     5,018    17,548        0    17,548
  School Aid Increase              506         0       506        0       506
  VLT Revenues                    (240)      240         0        0         0
  Quick Draw Restriction            43       (43)        0        0         0
  RESCUE                             0        35        35        0        35
  Reject STAR Plus Proposal          0        20        20        0        20
  Federal Education Aid
   Reclassification                  0         0         0    1,175     1,175
  Federal Education Aid
   Reestimate                        0         0         0      110       110
------------------------------------------------------------------------------
2004-05 Enacted Budget          12,839     5,270    18,109    1,285    19,394
------------------------------------------------------------------------------
  Change from Executive Budget     309       252       561    1,285     1,846
------------------------------------------------------------------------------

        In the General Fund, school aid spending increased by $309 million above the level projected in the 2004-05 Executive Budget. Spending from State Funds grew by $561 million, primarily reflecting the use of VLT revenues to finance a portion of the 2004-05 school aid increase. In addition to the State Funds increase, Federal Funds increased by $1.3 billion primarily due to the reclassification of certain federally supported education programs (Title 1, teacher quality, and other reading programs) from other education to school aid. These changes are described below:

        School Aid Increase: The Legislature added $506 million on a fiscal year basis to the General Fund, producing a 2004-05 school year increase of $751 million over the prior year.

        VLT Revenue: The Executive Budget set aside $240 million in VLT revenues to support SBE requirements. The Enacted Budget redirects the VLT revenues in 2004-05 to partially finance the General Fund school aid increase. For litigation affecting VLTs, see the section entitled "Litigation - State Finance Policies - Gaming" in this AIS.

        Quick Draw Restrictions: The Legislature rejected the Executive Budget proposal to eliminate restrictions on the Quick Draw program. As a result, spending is projected to increase by $43 million in the General Fund and decline by an equal amount in the Lottery Special Revenue Fund.

        RESCUE: Due to delayed school district claiming, school district claims for payment under the Rebuilding Schools to Uphold Education (RESCUE) program that were originally budgeted in 2003-04 are now expected to be paid in 2004-05, resulting in an increase of $35 million above the Executive Budget spending estimates.

        STAR Plus Proposal: The Legislature rejected an inflationary adjustment to the STAR benefit for residents of school districts that complied with a proposed cap on spending growth (the cap was rejected, as well) adding $20 million to the Executive Budget estimate.

        Federal Education Aid: The increase of $1.3 billion in Federal Aid reflects the reclassifications of certain programs from all other education to school aid, as well as reestimates since the Executive Budget projections in Federal aid of approximately $110 million based upon prior year results for various grants to local education agencies.

All Other Education Aid

--------------------------------------------------------------------------------
         Other Education Aid - Sources of Changes from Executive Budget
                              (millions of dollars)
--------------------------------------------------------------------------------
                                           Other
                                           State
                                General  Supported   State    Federal     All
                                  Fund     Funds     Funds     Funds     Funds
-------------------------------------------------------------------------------
2004-05 Executive Budget           1,412        73    1,485     2,820     4,305
  Federal Education Aid
   Reclassification                    0         0        0    (1,175)   (1,175)
  Federal Education Aid
   Reestimate                          0         0        0        90        90
  All Other Revisions                 73         8       81         0        81
-------------------------------------------------------------------------------
2004-05 Enacted Budget             1,485        81    1,566     1,735     3,301
-------------------------------------------------------------------------------
  Change from Executive Budget        73         8       81    (1,085)   (1,004)
--------------------------------------------------------------------------------

        State Funds education aid (other than general support to public schools) is projected to increase by $81 million over the 2004-05 Executive Budget recommendation. In addition to the State Funds increase, All Governmental Funds decreased by $1.0 billion primarily due to the reclassification of certain federally supported education programs (Title 1, teacher quality, and other reading programs) from all other education aid to school aid. The major changes include:

        Federal Education Aid: The decrease of $1.1 billion in Federal Funds reflects the reclassification of $1.2 billion offset by an upward reestimate of $90 million based upon 2003-04 actual results. The higher Federal estimate reflects additional funding from various education grants.

        All Other Revisions: Includes the restoration of library aid, Bundy aid, as well as reestimates related to the closeout of the 2003-04 fiscal year.

Higher Education

--------------------------------------------------------------------------------
           Higher Education - Sources of Changes from Executive Budget
                              (millions of dollars)
--------------------------------------------------------------------------------
                                           Other
                                           State
                                General  Supported   State   Federal      All
                                  Fund     Funds     Funds    Funds      Funds
-------------------------------------------------------------------------------

2004-05 Executive Budget           2,673     3,705    6,378       182     6,560
  Reject TAP Restructuring
   Savings                           272         0      272         0       272
  Current TAP Roll                   (60)        0      (60)        0       (60)
  SUNY Operating Aid Add              35         0       35         0        35
  CUNY Operating Aid Add              25         0       25         0        25
  SUNY/CUNY CC Adds                    8         0        8         0         8
  All Other Revisions                 (8)      (48)     (56)        0       (56)
-------------------------------------------------------------------------------
2004-05 Enacted Budget             2,945     3,657    6,602       182     6,784
-------------------------------------------------------------------------------
  Change from Executive Budget       272       (48)     224         0       224
--------------------------------------------------------------------------------

        Spending is projected to increase from the Executive Budget level by $224 million, reflecting $272 million in the General Fund partially offset by a decrease of $48 million in other State-supported funds. The major components of higher education spending changes include:

        Reject TAP Restructuring: The Executive Budget proposed reforms in TAP which would defer one-third of each student's award until graduation as an incentive for timely degree completion. The Legislature rejected those reforms, and as a result, spending increased by $272 million from the Executive Budget projections.

        Current TAP Roll: $60 million in additional costs associated with the restoration of the TAP program will occur in 2005-06 to maintain program funding at 70 percent in the current fiscal year.

        SUNY/CUNY Operating Aid Adds: The Legislature added operating aid of $35 million for SUNY and $25 million for CUNY.

        SUNY/CUNY Community College Adds: The Legislature added $8 million for SUNY and CUNY community colleges for a $50 per full-time student base aid increase.

General Fund Outyear Projections

        At the beginning of the 2004-05 budget cycle, the State faced potential General Fund budget gaps of $6.7 billion in 2005-06 and $7.8 billion in 2006-07. The recurring savings proposed in the 2004-05 Executive Budget recommendations reduced the gaps to $2.9 billion and $4.4 billion, respectively.

        Compared to Executive Budget projections, the General Fund budget gaps for the 2005-06 and 2006-07 fiscal years have increased, and now are estimated at roughly $5 billion to $6 billion in 2005-06 and roughly $7 billion in 2006-07. The gaps are roughly $1 billion below the original baselevel projections.

----------------------------------------------------------------------------
                       Projected General Fund Outyear Gaps
                              (millions of dollars)
----------------------------------------------------------------------------
                                                         2005-06     2006-07
                                                         -------     -------
2004-05 Baselevel Budget                                  (6,727)     (7,805)

  Proposed Executive Budget Actions                        3,875       3,451

2004-05 Executive Budget                                  (2,852)     (4,354)

  Net Additions                                           (2,618)     (2,788)
  New Costs                                                 (650)       (823)
  Available Resources                                       (230)         11

2004-05 Legislative Budget Agreement                      (6,350)     (7,954)

  Vetoes                                                     211         259
  Fiscal Management Plan/Revenue Forecast                    450         450

2004-05 Enacted Budget --  Remaining Gaps                 (5,689)     (7,245)
----------------------------------------------------------------------------
2006-07 Gap if 2005-06 Gap is Closed with Recurring
 Actions                                                              (1,556)
----------------------------------------------------------------------------

        The current budget gap estimates reflect the Legislature's revisions to the budget, new costs, the value of gubernatorial vetoes, and expected savings resulting from a Fiscal Management Plan that will be implemented in 2004-05. If the 2005-06 budget gap were closed entirely with recurring actions, the 2006-07 gap would be reduced to $1.6 billion.

        It should be noted that the current gap projections are subject to revision as additional information becomes available about, among other things, the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity. Key factors include: end-of-year business tax collections; calendar year economic results; year-end financial sector bonus income data; the school aid database update in November; and quarterly Medicaid and welfare cycle trend analyses. Historically, these factors have been subject to a high degree of fluctuation across the forecast period, and could produce results above or below the current projections.

Sources of Projected General Fund Outyear Gaps

        The projected General Fund gaps are primarily the result of anticipated spending increases that exceed the growth in revenue collections, as well as the loss of nonrecurring resources used to help balance the budget in 2004-05.

---------------------------------------------------------------------------
                          Sources of 2005-06 Budget Gap
                              (billions of dollars)
---------------------------------------------------------------------------
                                                                    2005-06
                                                                    -------
Revenue Growth                                                         2.2
Loss of Nonrecurring Actions                                          (2.1)
PIT/Sales Tax Temporary Surcharge Phase-out                           (0.6)
Clothing Exemption                                                    (0.4)
All Other Revenue Changes                                             (0.9)
Medicaid                                                              (1.6)
School Aid                                                            (0.6)
Pension Costs                                                         (0.4)
All Other Spending Growth                                             (1.3)
--------------------------------------------------------------------------
2005-06 Projected Budget Gap                                          (5.7)
--------------------------------------------------------------------------

        The major sources of the 2005-06 budget gap are described in more detail below.

Outyear Receipts

---------------------------------------------------------------------------
                      Sources of Annual Increase/(Decrease)
                              in Projected Receipts
                              (millions of dollars)
---------------------------------------------------------------------------
                                                                    2005-06
                                                                    -------
Total Receipts Change                                                  (912)
Revenue Growth                                                        2,230
Loss of Nonrecurring Revenues                                        (1,182)
PIT/Sales Tax Temporary Surcharge Phase-out                            (621)
Clothing Exemption                                                     (429)
Final Use of Tobacco Proceeds                                          (400)
Revenue Bond Tax Fund                                                  (174)
STAR Fund Transfer                                                     (159)
Additional Tax Cuts                                                     (49)
All Other                                                              (128)
---------------------------------------------------------------------------

        Receipts in 2005-06 are projected to decrease by $912 million from the current year. Underlying revenue growth of $2.2 billion (4.8 percent) in 2004-05 revenue growth is offset by decreases attributable to the loss of several one-time revenues ($308 million from the 2003-04 surplus; $225 million from SONYMA; $182 million in tobacco settlement payments; $170 million from the City of New York related to the LGAC/STARC transaction; $100 million from the Port Authority of New York and New Jersey; $97 million from fund sweeps; $50 million from the legislation to reverse the effect of the "Meyers" decision to eliminate delays in collecting tax payments and $50 million from the continuation of bond issuance changes). In addition, revenues decline due to the phase-out of the personal income tax (PIT) surcharge and a one-quarter percent increase in sales tax ($621 million), the change in the clothing exemption ($429 million), the final use of the tobacco securitization proceeds ($400 million) and transfers for the Revenue Bond Tax Fund (RBTF) for increasing debt service costs and STAR for local property tax relief ($333 million).

Outyear Disbursements

---------------------------------------------------------------------------
                      Sources of Annual Increase/(Decrease)
                           in Projected Disbursements
                              (millions of dollars)
---------------------------------------------------------------------------
                                                                    2005-06
                                                                    -------

Total Disbursements Change                                            4,893

Loss of Nonrecurring Actions
 Bonding of Capital Spending                                            378
 Empire Conversion Proceeds                                             200
 Delay of Medicaid Cycle                                                190
 Use of Federal Welfare Funds                                           115
Spending Growth
 Medicaid                                                             1,648
 School Aid                                                             646
 Social Services                                                        381
 Higher Education                                                       163
 Pension Costs                                                          429
 Employee Health Insurance                                              335
 All Other                                                              408
---------------------------------------------------------------------------

        Spending is projected to increase by $4.8 billion in 2005-06. The growth is primarily attributable to the loss of one-time savings, and growth in Medicaid, school aid, social services, higher education, mental hygiene, and employee benefits. The assumptions behind the current projections are summarized below.

        The use of nonrecurring actions in 2004-05 is expected to add roughly $883 million in costs in 2005-06, as resources to lower spending are no longer available. The major components include bonding of capital spending ($378 million), the use of additional Empire Conversion proceeds ($200 million), delayed Medicaid cycle payments ($190 million), and availability of Federal Welfare Funds ($115 million).

        Growth in Medicaid of $1.6 billion in 2005-06 is attributable to the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization. These trends account for a projected increase of nearly half of the overall growth. This estimate is based on current experience in the State's Medicaid program and the Congressional Budget Office's national projections. In addition to this growth, the expiration of a temporary 2.95 percent Federal share increase will result in $220 million in higher State share spending in 2005-06. The remaining growth includes $242 million ($49 million in 2004-05 growing to $291 million in 2005-06 and $468 million in 2006-07) to finance the continued phase-in of the State takeover of local government FHP costs, and various other changes including the planned repayment of a 2002-03 loan from HCRA and the discontinuation of certain county shares adjustments.

        The school aid projections assume growth in expense-based programs and other selected aid categories. On a State fiscal year basis, school aid spending is projected to grow by $646 million in 2005-06. The school year basis growth is estimated at roughly $350 million in 2005-06 and $250 million in 2006-07, however these increases do not reflect additional spending for CFE as the Legislature did not address this issue in the 2004-05 Enacted Budget.

        Social services spending is projected to increase by $381 million in 2005-06 primarily due to projected increases in both the family assistance caseload (4.7 percent) and single adult/childless couples caseload (10 percent), as well as growth in expenditures per person (3 percent).

        Spending for higher education programs in 2005-06 ($163 million) is largely attributable to projected growth in CUNY and SUNY operating costs.

        State pension costs are anticipated to grow $429 million in 2005-06, due to prior year pension fund investment losses that have significantly increased the employer contribution rate to the New York State and Local Retirement Systems and the impact of amortizing a portion of the 2004-05 pension bill. The projections reflect employer costs of roughly 10.5 percent of payroll in 2005-06 and 12.5 percent in 2006-07. Rising employee health care costs of $335 million in 2005-06 assume 15 percent annual premium increases.

        All other spending growth is comprised of inflationary spending increases across numerous local assistance programs, cost of collective bargaining agreements with many of the State's employee unions and the anticipated settlements with the remaining unions ($199 million in 2005-06) and normal salary step increases and non-personal service increases (roughly $125 million).

Cash Flow

        In 2004-05, while certain daily cash balances have been low, General Fund month-end balances have been strong. Accordingly, DOB projects positive quarterly balances of $2.2 billion in September, $1.3 billion by the end of December 2004, and $1.1 billion at the end of March 2005 (including Fiscal Management Plan savings). The lowest projected month-end cash flow balance is $1.0 billion in November 2004. See the tables later in this AIS for monthly cash flow projections.

        The State Comptroller invests General Fund moneys, bond proceeds, and other funds not immediately required to make payments, through the State's Short-Term Investment Pool (STIP), which comprises of joint custody funds (Governmental Funds, Internal Service Funds, Enterprise Funds, and Private Purpose Trust Funds), as well as several sole custody funds.

        OSC is authorized to make temporary loans from the State's STIP to cover temporary cash shortfalls in certain funds and accounts resulting from the timing of receipts and disbursements. The Legislature authorizes the funds and accounts that may receive loans each year. Loans may be granted only for amounts that are "receivable on account" or can be repaid from the current operating receipts of the particular fund (i.e., loans cannot be granted in expectation of future revenue enhancements). The 2004-05 Enacted Budget extends legislation that permits OSC to temporarily loan balances in other funds to the General Fund within any month that must be repaid by month end. This authorization was utilized in May 2004 to support intra-month cash flow needs; however, as required under the legislation, the General Fund ended May 2004 with a positive cash balance of $1.2 billion.

GAAP Financial Plans

        DOB also prepares the General Fund and All Governmental Funds Financial Plans in accordance with Generally Accepted Accounting Principles (GAAP). The GAAP operating results for 2003-04 and the projections for 2004-05 are based on the accounting principles applied by the State Comptroller in the financial statements issued for the 2003-04 State fiscal year, and reflect the impact of Governmental Accounting Standards Board (GASB) Statement 34. GASB 34 has significantly changed the presentation of GAAP financial information for state and local governments. The changes are intended to portray the State's net overall financial condition, including activities that affect State assets and liabilities during the fiscal year. Based on the new GASB 34 presentation, the State had a net positive asset condition on March 31, 2004 of $39.1 billion, a decrease of $3.3 billion from the prior year.

        In the General Fund, the State ended the 2003-04 fiscal year with an operating surplus of $3.0 billion. This operating result is attributable primarily to a GAAP benefit received from financing $1.9 billion of 2002-03 payment deferrals in 2003-04, from $400 million of tobacco proceeds received in 2003-04 but which were reserved for 2004-05 budget balance, and the 2003-04 General Fund operating surplus of $308 million. As a result, the 2002-03 accumulated deficit of $3.3 billion was reduced in 2003-04 to $281 million.

        The General Fund is anticipated to end the 2004-05 fiscal year with an operating deficit of $1.1 billion on a GAAP basis, which is primarily attributable to the use of the 2003-04 surplus and the remaining tobacco reserves in 2004-05. As a result, the accumulated deficit is projected at $1.4 billion by the end of the 2004-05 fiscal year.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

2004-05 Governmental Funds Financial Plans

        The following sections summarize the receipts and disbursement activity within the four major fund types that comprise the All Governmental Fund type:
General Fund, Special Revenue Funds (SRFs), Capital Projects Funds (CPFs) and Debt Service Funds (DSFs).

General Fund

        The General Fund receives most of the State's tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues.

        In 2004-05, the projected General Fund receipts of $42.7 billion, disbursements of $43.0 billion (including transfers), and $434 million in savings from a Fiscal Management Plan. The General Fund is projected to end the 2004-05 fiscal year with a $1.1 billion fund balance, comprising $794 million in the Tax Stabilization Reserve Fund, $312 million in the Community Projects Fund, and $21 million in the Contingency Reserve Fund for litigation.

Receipts

------------------------------------------------------------------------------
                              General Fund Receipts
                              (millions of dollars)
------------------------------------------------------------------------------
                                                                       Change
                              2003-04   2004-05   Annual$   Annual%     from
                              Actuals   Enacted   Change    Change     30-Day
                              -------   -------   -------   -------    -------
Personal Income Tax            15,774    18,490      2,716      17.2%      (11)
User Taxes and Fees             7,979     8,679        700       8.8%      297
Business Taxes                  3,413     3,714        301       8.8%        5
Other Taxes                       768       764         (4)     -0.5%        2
Miscellaneous Receipts (1)      5,917     2,438     (3,479)    -58.8%      351
Federal Grants (1)                654         0       (654)   -100.0%        0
Transfers From Other Funds

  Revenue Bond Fund             5,244     5,612        368       7.0%      (10)
  LGAC Fund                     1,971     2,158        187       9.5%       97
  CW/CA Fund                      307       246        (61)    -19.9%        0
  All Other                       300       554        254      84.7%       78
------------------------------------------------------------------------------
Total Receipts                 42,327    42,655        328       0.8%      809
------------------------------------------------------------------------------

(1) Actuals reflect amounts published in Comptroller's Cash Basis Report for 2003-04.

        Total General Fund receipts in support of the 2004-05 Financial Plan are projected to be $42.7 billion, an increase of $328 million (0.8 percent) from 2003-04. This total includes $31.6 billion in Taxes, $2.4 billion in Miscellaneous Receipts, and $8.6 billion in Transfers from Other Funds. The increase largely reflects the combined impact of an improving economy and net-revenue increases adopted this year and with the 2003-04 budget, offset by the loss of the one-time benefit of tobacco securitization receipts in 2003-04 ($4.2 billion).

Personal Income Tax

        General Fund PIT receipts are projected to increase by $2.7 billion (17.2 percent) from 2003-04. This is due to continued economic improvement in 2004, enactment of a three-year temporary tax increase from 2003 to 2005, and a robust settlement for 2003 tax returns. This amount is slightly offset by a larger deposit into the PIT Refund Reserve Account and a higher deposit into the RBTF.

        The preliminary results of the 2003 PIT settlement from April and May, and overall results through August, have required some modifications within the cash components of the income tax, but have no net impact on 2004-05 estimates. More specifically, extension payments filed with 2003 tax returns have been increased by $425 million, while final payments filed with 2003 tax returns have been reduced by $110 million and the refund estimate has been increased by $315 million.

        General Fund PIT receipts, including refund reserve transactions, are expected to be reduced by $11 million from the Executive Budget estimate. This reflects a $32 million loss in net revenue actions, including an expansion of the long term care credit and a new film production credit, offset by $21 million in additional resources from the 2003-04 actual results (increasing income tax receipts through the PIT Refund Reserve Account).

User Taxes and Fees

        User taxes and fees include receipts from the State sales tax, cigarette and tobacco products taxes, alcoholic beverage taxes and fees, motor fuel taxes, and motor vehicle license and registration fees. Receipts for user taxes and fees for 2004-05 are projected to total $8.7 billion, an increase of $700 million (8.8 percent) from reported 2003-04 collections.

        The projected growth in sales tax cash receipts of $777 million (10.7 percent) is largely attributable to the enactment of a temporary increase in the overall tax rate (to 4.25 percent) and a change in the clothing and footwear exemption. The Enacted Budget postponed the exemption on items of clothing and footwear for one year, until May 31, 2005, and replaced it with two temporary one-week exemptions with the same $110 thresholds - one beginning in August 2004 and another in January 2005. Growth in the sales tax base, after adjusting for tax law changes and other factors, is projected at 5.5 percent.

        The decline in General Fund cigarette tax receipts of $8 million from the prior year is the result of a continuation of the long-term consumption decline in cigarettes.

        User taxes and fees are expected to rise by $297 million from the Executive Budget estimates. This increase mainly reflects tax actions contained in the Enacted Budget and improvements in cash collections through August.

Business Taxes

        Business taxes include the corporate franchise tax, corporation and utilities taxes, the insurance franchise tax, and the bank franchise tax. Receipts for business taxes for 2004-05 are projected to total $3.7 billion, an increase of $301 million (8.8 percent) from 2003-04 collections. This increase is primarily due to the continued economic recovery as reflected in the corporate franchise tax. Business tax receipts for 2004-05 have been revised up by $5 million from the Executive Budget level, to reflect the Legislature's rejection of an Executive Budget proposal to allow biotechnology companies to transfer net operating losses.

        Corporation and utilities taxes, bank tax, and insurance franchise tax receipts remain unchanged from Executive Budget estimates.

Other Taxes

        Other tax receipts are now projected to total $764 million, which is $4 million below last year's amount, but $2 million above the Executive Budget estimate. This category includes the estate and gift tax, real property gains tax, and pari-mutuel taxes. Previously enacted legislation to repeal both the real property gains tax and the gift tax, and to reduce the estate and pari-mutuel taxes, has significantly reduced collection from resources.

Miscellaneous Receipts

        Miscellaneous receipts are expected to reach nearly $2.4 billion, a decrease of $3.5 billion from the 2003-04 actuals. After adjusting for the receipt of one-time tobacco securitization moneys ($4.2 billion) in 2003-04, the annual increase is projected at $721 million. This increase is primarily due to the acceleration of $225 million in housing SONYMA balances from 2005-06 into 2004-05, and the receipt of $182 million from the Tobacco Settlement Fund.

        The increase in miscellaneous receipts of $351 million from the Executive Budget estimate is primarily attributable to the early collection of housing SONYMA balances and the NYC payment of $170 million for LGAC/STARC, offset by legislative rejection of several proposed increases in licenses and fees.

Transfers From Other Funds

        Transfers from Other Funds are expected to total $8.6 billion, an increase of $748 million from 2003-04. This annual increase is comprised of higher transfers from the RBTF Fund ($368 million), the LGAC Fund ($187 million), and all other funds ($254 million), offset by lower transfers form the Clean Water/Clean Air (CW/CA) Fund ($61 million). Compared to the Executive Budget estimates, Transfers from Other Funds increased by $165 million.

        PIT receipts in excess of RBTF debt service costs is projected to total $5.6 billion in 2004-05, an increase of $368 million from last year and a decrease of $10 million from the Executive Budget estimate. The annual increase is primarily attributable to higher dedicated PIT receipts ($475 million), including legislative tax increases, offset by increased debt service requirements ($107 million).

        Transfers from sales tax in excess of LGAC debt service costs are projected to total $2.2 billion in 2004-05, an increase of $187 million from the prior year and $97 million from the Executive Budget estimate. These changes are primarily due to the legislation altering the permanent exemption on items of clothing and footwear for one year.

        Real estate taxes in excess of CW/CA debt service costs are projected at $246 million in 2004-05, a decrease of $61 million from 2003-04, primarily resulting from a decrease in projected tax receipts ($49 million). The 2004-05 Enacted Budget estimate is unchanged from the Executive Budget estimate.

        All other transfers are projected to total $554 million in 2004-05, an annual increase of $254 million. This is due primarily to nonrecurring fund sweeps ($100 million) and transfers from SUNY and CUNY to reimburse the General Fund for equipment costs ($184 million). Compared to the Executive Budget estimate, all other transfers increased by $78 million primarily due to additional transfers from SUNY and CUNY to reimburse General Fund equipment costs.

Revenue Actions

        The 2004-05 Enacted Budget contains over $178 million in All Governmental Funds revenue actions in the 2004-05 State fiscal year, including:

Revenue Enhancements:

..       Provide a temporary (two-year) increase in the fixed dollar minimum amounts under the corporate franchise tax ($40 million);

..       Create additional abandoned property collections through increased out-of-state audits ($20 million);

..       Postpone the exemption on items of clothing and footwear for one year
        ($83 million);

..       Include the gain from the sale of residential cooperative housing as New
        York source income from non-residents ($5 million in 2004-05, $20 million annually thereafter);

..       Allow for seven day sales of alcoholic beverages in wine and liquor stores ($1 million); and

..       Change various licenses and fees ($62 million).

Tax Reductions:

..       Create a new credit to provide an incentive for filmmakers to film on soundstages in New York State($12 million in 2004-05, $25 million annually thereafter);

..       Double the existing Long-term care credit by increasing the credit from
        10 to 20 percent of premiums($18 million);

..       Increase the aggregate limit for the low-income housing credit from $4 million to $6 million ($2 million);

..       Create a credit or refund for water taxis under the sales tax
        ($100,000); and

..       Provide a new exemption for maintenance and certain other services performed on private aircraft under the sales tax ($400,000).

        In addition, several revenue actions with outyear implications were included in the 2004-05 Enacted Budget, including:

Revenue Enhancement:

..       Require companies, including affiliates, entering into contracts with the State to comply with various sales and use tax obligations ($12.5 million in 2005-06 and $25 million annually thereafter).

Tax Reductions:

..       Expand the Brownfields program ($30 million annually, beginning in
        2005-06); and

..       Establish a fourth phase of the CAPCO program ($6 million annually for ten years beginning in 2006-07).

Disbursements

--------------------------------------------------------------------------------
                           General Fund Disbursements
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                                          Change
                                2003-04   2004-05    Annual $  Annual %    from
                                Actuals   Enacted     Change    Change   30-Day
-------------------------------------------------------------------------------
Grants to Local Governments       27,420    29,392      1,972       7.2%    921
State Operations                   7,056     7,501        445       6.3%    250
General State Charges              3,214     3,671        457      14.2%     19
Transfers to Other Funds
  Debt Service                     1,474     1,737        263      17.8%    (11)
  Capital Projects                   225       196        (29)    -12.9%      9
  All Other                          776       542       (234)    -30.2%    (45)
2002-03 Payment Deferrals          1,900         0     (1,900)   -100.0%      0
Total Disbursements               42,065    43,039        974       2.3%  1,143
-------------------------------------------------------------------------------

        The State projects General Fund disbursements of $43.0 billion in 2004-05, an increase of $974 million (2.3 percent) from the current year, and $1.1 billion from the Executive Budget level. These changes are discussed in more detail below.

Grants to Local Governments

        Grants to Local Governments include financial aid to local governments and nonprofit organizations, as well as entitlement payments to individuals. Local assistance spending is projected to be $29.4 billion in 2004-05, an increase of $2.0 billion (7.2 percent) from the prior year. This spending increase is primarily attributable to higher spending in Medicaid ($463 million), Higher Education Services Corporation ($352 million), school aid ($466 million), special education programs ($132 million), Office of Children and Family Services ($61 million) and the community projects fund ($58 million).

        Local assistance spending increased by $921 million from the Executive Budget level. This increase is primarily due to legislative restorations and adds in school aid ($309 million), Medicaid ($200 million), and higher education ($272 million).

State Operations

        State Operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government and is projected to total $7.5 billion in 2004-05, an increase of $445 million (6.3 percent) from the prior year. Personal service costs (e.g., State employee payroll) comprise 73 percent of State Operations spending. The remaining 27 percent represents non-personal service costs for contracts, rent, supplies, and other operating expenses.

        The projected annual increase in State Operations costs includes higher spending of $225 million (with additional costs of $49 million in fringe benefits for a total of $274 million) resulting from the ratification of several State employee union labor contracts, which included provisions for a nonrecurring lump sum payment and salary increases of 2.5 percent. In addition, an extra institutional payroll occurring in 2004-05 increases spending by $130 million.

        Compared to the Executive Budget estimate, projected State Operations spending increased by $250 million primarily attributable to the impact of the collective bargaining agreements, which was not included in the Executive Budget projections ($225 million).

        The State's Executive agency all funds workforce is projected to total 187,900 by the end of 2004-05, level with the current year.

General State Charges

        General State Charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as fixed costs for taxes on public lands and litigation costs.

        General Fund spending for GSCs is projected to be $3.7 billion in 2004-05, an increase of $457 million (14.2 percent) over the prior year. This annual increase is due mostly to rising costs of employee health benefits (an increase of $225 million to $2.1 billion), higher costs related to employer pension contributions (an increase of $159 million to $654 million) and $49 million in fringe benefit increases relating to collective bargaining settlements. Compared to the Executive Budget estimates, GSC spending increased by $19 million.

Transfers to Other Funds

        Transfers to Other Funds are projected to total $2.5 billion in 2004-05 and includes General Fund transfers to support debt service ($1.7 billion), capital projects ($196 million), and other funds ($542 million).

        The net increase in the General Fund transfers for debt service of $263 million (17.8 percent) from 2003-04 is primarily attributable to higher debt service costs for education (including SUNY and CUNY), corrections, the Metropolitan Transportation Authority (MTA), housing, and the environment, offset by significant savings from refundings and the use of variable rate bonds and interest rate exchange agreements. The $11 million decrease from the Executive Budget estimate reflects modest reestimates.

        The $29 million (12.9 percent) reduction in capital projects spending financed by the General Fund primarily reflects the use of bond proceeds to finance SUNY capital costs previously supported by the General Fund, as well as minor reestimates to other areas of capital projects spending. Compared with Executive Budget estimates, transfers in support of capital projects have increased by $9 million.

        All other transfers are projected to decline by $234 million (30.2 percent) in 2004-05 primarily due to a nonrecurring transfer to the HCRA Special Revenue Fund to finance 2003-04 legislative restorations ($128 million) and the "doubling up" of 2002-03 and 2003-04 State subsidy payments to SUNY hospitals in 2003-04 ($41 million). Compared with Executive Budget estimates, all other transfers have declined by $45 million.

Special Revenue Funds

        SRFs receive State and Federal revenues dedicated to finance specific activities. SRFs are intended to be self-supporting, with receipts equaling or exceeding disbursements. When statutorily authorized, certain funds and accounts may borrow from the State's STIP to cover temporary cash shortfalls resulting from the timing of receipts and disbursements (i.e., disbursements occurring prior to receipts being received).

        In 2004-05 the Special Revenue Funds Cash Financial Plan projects total receipts of $51.0 billion, total disbursements of $51.8 billion, and net other financing sources of $246 million, resulting in an operating deficit of $557 million. This operating result primarily reflects the transfer of Federal moneys to the Tobacco Control and Insurance Initiatives Pool in 2004-05, which were received in 2003-04 and reflected in the SRFs opening fund balance ($289 million), and use of prior-year cash balances to support current-year spending.

Receipts

--------------------------------------------------------------------------------
                         Special Revenue Funds Receipts
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                                         Change
                                 2003-04   2004-05   Annual $  Annual %   from
                                 Actuals   Enacted    Change    Change   30-Day
-------------------------------------------------------------------------------
Taxes                              4,442     4,758        316       7.1%    (26)
Miscellaneous Receipts            10,517    11,256        739       7.0%   (226)
Federal Grants                    35,121    34,972       (149)     -0.4%    547
-------------------------------------------------------------------------------
Total Receipts                    50,080    50,986        906       1.8%    295
-------------------------------------------------------------------------------

        Total SRF receipts are projected to be $51.0 billion, an increase of $906 million (1.8 percent) from 2003-04. The annual growth is due to increases in taxes ($316 million) and miscellaneous receipts ($739 million), offset by a decrease in Federal grants ($149 million). Compared to Executive Budget estimates, projected SRF receipts increased by $295 million primarily attributable to increased Federal grants ($547 million) offset by decreased miscellaneous receipts ($226 million) and taxes ($26 million). These changes are described in more detail below.

Taxes

        Tax receipts in the SRF are projected to be $4.8 billion, an increase of $316 million (7.1 percent) from 2003-04, driven primarily by taxes dedicated to support the STAR program ($199 million) and the Dedicated Mass Transportation Trust Fund ($116 million). Projected SRF tax receipts declined from the Executive Budget level due to the Legislature's rejection of both a new surcharge on sales tax proposed to support the New York State Wireless Telephone Emergency Service program ($38 million) offset by the inflationary adjustment to the STAR program ($20 million).

Miscellaneous Receipts

        Miscellaneous receipts are projected to be $11.3 billion, an increase of $739 million (7.0 percent) from 2003-04. The annual growth is primarily due to additional transfers from the "off-budget" HCRA pools, including Empire conversions ($350 million), higher lottery receipts ($212 million) and SUNY tuition revenues ($91 million). Compared to the Executive Budget estimate, projected SRF miscellaneous receipts declined by $226 million. This decline is primarily attributable to the Legislature's rejection of Executive Budget proposals to restore assessments on hospital, home care and nursing home revenues ($264 million).

Federal Grants

        Federal grants are projected to be $35 billion, a decrease of $149 million from 2003-04 actuals and an increase of $547 million from the Executive Budget estimate. Changes to Federal grants generally correspond to changes in federally-reimbursed spending as described later in this report; however, since Federal reimbursement was assumed to be received in the State fiscal year in which spending occurs, additional timing-related variances resulted. Major program areas projected to grow significantly from 2003-04 levels include Medicaid and welfare.

Disbursements

--------------------------------------------------------------------------------
                       Special Revenue Funds Disbursements
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                                         Change
                                 2003-04   2004-05   Annual $  Annual %   from
                                 Actuals   Enacted    Change    Change   30-Day
--------------------------------------------------------------------------------
Grants to Local Governments       41,368    42,895       1,527      3.7%    464
State Operations                   7,866     8,207         341      4.3%    180
General State Charges                601       686          85     14.1%     26
Capital Projects                       9         1          (8)   -88.9%     (1)
-------------------------------------------------------------------------------
Total Disbursements               49,844    51,789       1,945      3.9%    669
-------------------------------------------------------------------------------

        Total SRF disbursements are projected to be $51.8 billion, an increase of $1.9 billion (3.9 percent) from 2003-04. The annual growth is due primarily to increases in Grants to Local Governments ($1.5 billion) and State Operations ($341 million). Compared to the Executive Budget estimate, projected SRF disbursements increased by $669 million, attributable primarily to increased Grants to Local Governments ($464 million) and State Operations ($180 million) spending. The disbursements changes are described in more detail below.

Grants to Local Governments

        Grants to Local Government SRF disbursements are projected to be $42.9 billion, an increase of $1.5 billion (3.7 percent) from 2003-04. The annual growth is primarily due to projected growth in Medicaid ($1.3 billion), school aid ($307 million), and STAR ($199 million). Compared to the Executive Budget estimate, Grants to Local Governments disbursements increased by $464 million. This increase is primarily attributable to several Medicaid proposals rejected by the Legislature, including various cost containment and savings initiatives ($410 million), and the use of VLT revenues to support school aid increases ($240 million) offset by the Legislature's elimination of appropriations to implement the Help America Vote Act ($118 million).

State Operations

        State Operations SRF disbursements are projected to be $8.2 billion, an increase of $341 million (4.3 percent) from 2003-04 and $180 million from the Executive Budget estimates. These increases are primarily attributable to the impact of the collective bargaining agreements, which was not included in the Executive Budget projections ($104 million).

General State Charges

        GSCs SRF disbursements are projected to be $686 million, an increase of $85 million (14.1 percent) from 2003-04. Growing employer pension contributions and higher employee health insurance costs account for most of the annual growth in GSCs. Compared to the Executive Budget estimate, GSCs disbursements increased by $26 million primarily due to the impact of the collective bargaining agreements.

Other Financing Sources/(Uses)

--------------------------------------------------------------------------------
              Special Revenue Funds Other Financing Sources (Uses)
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                                         Change
                                 2003-04   2004-05   Annual $  Annual %   from
                                 Actuals   Enacted    Change    Change   30-Day
-------------------------------------------------------------------------------

Transfers From Other Funds         3,447     3,137       (310)     -9.0%    (33)
Transfers To Other Funds          (2,539)   (2,891)      (352)     13.9%    (72)
Net Other Financing Sources          908       246       (662)    -72.9%   (105)
-------------------------------------------------------------------------------

        Transfers from Other Funds are projected to be $3.1 billion, a decrease of $310 million (9.0 percent) from 2003-04. The annual decline is primarily due to a nonrecurring General Fund transfer to the HCRA fund in 2003-04 ($128 million) and a reduction in available patient care revenues ($101 million). Compared to the Executive Budget estimate, projected Transfers from Other Funds decreased by $33 million, reflecting modest reestimates.

        Transfers to Other Funds are estimated to be $2.9 billion, an increase of $352 million (13.9 percent) from 2003-04. The annual growth is due to nonrecurring transfers from SUNY and CUNY to reimburse the General Fund for equipment costs ($184 million), and various other fund sweeps to the General Fund ($100 million). Compared to the Executive Budget estimate, projected Transfers to Other Funds increased by $72 million primarily due to additional transfers from SUNY and CUNY to reimburse the General Fund for equipment costs ($94 million) offset by a reduction in the expected revenues from the Waste Tire Management and Recycling Program ($34 million).

Capital Projects Funds

        The CPF group accounts for spending from the CPF, which is supported by a transfer from the General Fund, and spending from other funds for specific purposes, including transportation, mental health, housing, public protection, education and the environment. Other funds include the Dedicated Highway and Bridge Trust Fund, Mental Hygiene Capital Facilities Improvement Fund, Housing Assistance and Housing Program Funds, the Correctional Facilities Capital Improvement Fund, the SUNY Residence Hall Rehabilitation Fund, the Hazardous Waste Remedial Fund, and EPF. Receipts from dedicated State taxes, miscellaneous receipts (which include proceeds from State-supported bonds issued by certain public authorities) and Federal grants disbursements in the CPF group.

        The following tables for CPFs reflect an accounting adjustment for capital projects activity because certain capital spending is not reported by the State Comptroller in actual cash spending results, although it is reflected in the GAAP Financial Statements. The spending is related to programs which are financed in the first instance by bond proceeds, rather than with a short-term loan from STIP or cash from the General Fund. Capital spending for these types of programs was $861 million in 2003-04 and is projected to grow to nearly $1.1 billion in 2004-05. It includes spending for local transportation projects for the Consolidated Highway Improvement Program (CHIPs), education projects for CUNY higher education facilities, SUNY community colleges and dormitory facilities, the Department of Mental Hygiene and a variety of economic development programs. These receipts and disbursements are included in this section in order to present a comprehensive overview of State capital projects spending. The CPFs table also includes a spending adjustment of $400 million to reflect anticipated underspending in 2004-05 that is expected to occur across all agencies and financing sources based on lower 2003-04 results.

Receipts

--------------------------------------------------------------------------------
                         Capital Projects Funds Receipts
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                                         Change
                                 2003-04   2004-05   Annual $  Annual %   from
                                 Actuals   Enacted    Change    Change   30-Day
-------------------------------------------------------------------------------
Taxes                              1,756     1,795        39       2.2%     (10)
Miscellaneous Receipts             3,029     3,077        48       1.6%    (664)
Federal Grants                     1,548     1,864       316      20.4%      24
-------------------------------------------------------------------------------
Total Receipts                     6,333     6,736       403       6.4%    (650)
-------------------------------------------------------------------------------
Accounting Adjustment               (861)   (1,090)     (229)     26.6%     220
-------------------------------------------------------------------------------
Financial Plan Receipts            5,472     5,646       174       3.2%    (430)
-------------------------------------------------------------------------------

        CPF receipts include tax receipts from highway-related taxes earmarked to the Dedicated Highway and Bridge Trust Fund, and real estate transfer taxes that are designated for the EPF. Miscellaneous receipts include bond proceeds that finance capital projects across all functional areas, as well as other fees, including State park fees, industry-specific environmental fees and receipts from the sale of surplus land.

Taxes

        The $39 million increase in 2004-05 taxes from 2003-04 actuals is attributable to increases in Dedicated Highway and Bridge Trust Fund receipts, as the EPF receives a statutory dedication of $112 million annually from the real estate transfer tax. The $10 million reduction in dedicated taxes from the Executive Budget estimate is attributable to reestimated Dedicated Highway and Bridge Trust Fund receipts.

Miscellaneous Receipts

        The $48 million increase in miscellaneous receipts from 2003-04 is primarily attributable to increases in spending for capital programs which are reimbursed or financed directly with bond proceeds, including education and general government ($245 million), and the environment ($100 million), offset by a reduction in bond proceeds to reimburse transportation ($200 million) and economic development spending (74). Compared to the Executive Budget estimate, miscellaneous receipts are projected to decrease by $664 million and are attributable primarily to increases in bond-financed spending added by the Legislature for CHIPs and increases in bond proceeds to reimburse transportation spending ($112 million), offset by a reduction in bond proceeds to reimburse the Higher Education Facilities Capital Matching Grants Program that was vetoed ($30 million) and reestimates in bonded education spending ($30 million) also included in this change is a $400 million reduction to reflect reduced receipts based on actual 2003-04 results.

Federal Grants

        The $316 million increase in Federal Funds over the prior year reflects increases in Federal support for transportation, and the $24 million increase in Federal Funds compared to the Executive Budget estimate reflects reestimates to Federal support for transportation.

--------------------------------------------------------------------------------
                      Capital Projects Funds Disbursements
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                                         Change
                                 2003-04   2004-05   Annual $  Annual %   from
                                 Actuals   Enacted    Change    Change   30-Day
-------------------------------------------------------------------------------
Transportation                     3,219     3,611       392      12.2%      73
Education                            640       768       128      20.0%     (39)
Parks and Environment                568       667        99      17.4%      18
Economic Development and Govnt
 Oversight                           215       475       260     120.9%    (327)
Mental Health                        297       298         1       0.3%       0
Public Protection                    201       215        14       7.0%       0
Health and Social Welfare            149       128       (21)    -14.1%       0
General Government/Other             108       261       153     141.7%       1
Anticipated Underspending            N/A      (400)     (400)    100.0%    (400)
-------------------------------------------------------------------------------
Total Disbursements                5,397     6,023       626      11.6%    (674)
-------------------------------------------------------------------------------
Accounting Adjustment               (861)   (1,090)     (229)     26.6%     220
-------------------------------------------------------------------------------
Financial Plan Disbursements       4,536     4,933       397       8.8%    (454)
--------------------------------------------------------------------------------

Disbursements

        Compared to 2003-04, total CPFs spending is projected to increase $397 million, or about 9.0 percent, and is primarily attributable to increases in transportation spending for highways and bridges spending ($392 million); environment spending for the State Superfund Program, the EPF, and the Hudson River Park ($99 million); spending for a variety of economic development programs, including Centers of Excellence, Empire Opportunity Fund, Gen*NY*sis, RESTORE and the New Regional Economic Growth Program ($260 million); education spending for SUNY, CUNY, RESCUE, and the Capital Transition Grant Program ($128 million); public protection and mental health spending to support the maintenance and preservation of infrastructure at correctional facilities and institutional and community-based mental health institutions ($15 million); general government spending to support the construction and renovation of State office buildings and $110 million in spending for local public safety answering point equipment upgrades for wireless E-911 service ($110 million); and increased Federal spending for homeland security ($43 million); offset by a $21 million decrease in health and social welfare spending, a $229 million increase in the accounting adjustment primarily attributable to increases in bond-financed spending for economic development programs ($135 million) and CHIPs ($56 million). The almost $1.1 billion accounting adjustment in spending financed with authority bonds reflect capital projects activity for which certain capital spending is not reported by OSC in cash financial statements, although it is reflected in the GAAP Financial Statements. These programs are financed directly from bond proceeds, rather than in the first instance by a short-term loan from the STIP or cash from the General Fund.

        Compared to the Executive Budget estimate, CPF spending is projected to decrease by $454 million which is attributable to $400 million in lower spending based on actual 2003-04 results, increases in spending from legislative adds to the Enacted Budget and reestimates ($84 million), and a decrease in other spending financed with bond proceeds ($138 million). The $84 million increase in spending reflects a $72 million increase in transportation spending from reestimates ($43 million) and legislative adds to CHIPs ($28 million); an $18 million increase in spending for parks and the environment attributable to legislative adds ($20 million) offset by reestimates to spending in parks ($2 million), reestimates to spending for economic development programs and homeland security ($33 million); offset by a $38 million decrease in education, attributable to reestimates to spending for RESCUE ($35 million) and other higher education spending ($43 million), and by the veto of the Higher Education Facilities Capital Matching Grants Program ($30 million).

Other Financing Sources (Uses)

--------------------------------------------------------------------------------
              Capital Projects Funds Other Financing Sources (Uses)
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                                          Change
                                   2003-04   2004-05  Annual $  Annual %   from
                                   Actuals   Enacted   Change    Change   30-Day
--------------------------------------------------------------------------------
Transfers From Other Funds            254       234      (20)     -7.9%       9
Transfers To Other Funds           (1,028)   (1,124)     (96)      9.3%     (16)
Bond Proceeds                         140       193       53      37.9%      62
--------------------------------------------------------------------------------
Net Other Financing Sources
 (Uses)                              (634)     (697)     (63)      9.9%      55
--------------------------------------------------------------------------------

        The $20 million decrease in transfers from other funds from 2003-04 is attributable to a decrease in the transfer from the General Fund to the CPF ($47 million), which supports pay-as-go capital spending in a variety of agencies, and a decrease in the transfer from the Transportation Safety Account to the Dedicated Highway and Bridge Trust Fund ($5 million); offset by transfers from the General Fund to the Hazardous Waste Remedial Transfer Fund ($15 million), from the License Fee Surcharge Account to the Hazardous Waste Remedial Transfer Fund ($14 million), and from the SUNY Dormitory Income Account to the SUNY Dormitory Rehabilitation Fund ($4 million).

        The $96 million increase in CPF transfers to other funds primarily reflect increases in the transfer of receipts from the Dedicated Highway and Bridge Trust Fund to reimburse the General DSF for debt service paid on Dedicated Highway and Bridge Trust Fund and CHIPs bonds ($106 million) and the transfer from the Hazardous Waste Remedial Fund to the General Fund ($27 million); offset by the transfer from the EPF to the General Fund ($46 million). The $53 million increase in bond and note proceeds reflect the receipt of General Obligation CW/CA Bonds to reimburse the CPF for environment spending. The $62 million increase is due to a reestimate of CW/CA spending.

Debt Service Funds

        All tax-financed State debt service on long-term debt and payments on certain lease-purchase or other contractual obligations are paid from DSF. These account for the accumulation of money for, and the payment of principal and interest on, general long-term debt and certificates of participation. Lease purchase payments for SUNY, Health and Mental Hygiene facilities under contractual agreements with public authorities are also paid from funds classified as DSFs. Debt service on highway bonds supported by dedicated highway revenues is also reflected in this fund type. DSF revenue sources include transfers from the General Fund, dedicated taxes and other revenues.

        In 2004-05 the DSFs Cash Financial Plan projects total receipts of $9.4 billion, total disbursements of $3.9 billion, and net other financing sources
(uses) of $5.5 billion, resulting in an operating deficit of $19 million.

        The DSFs are projected to end the 2004-05 fiscal year with a fund balance of $155 million. This balance primarily reflects amounts statutorily and contractually required to be set aside for debt service payments in the next fiscal year, including $89 million in the SUNY Dormitory Income Fund and $40 million in the Mental Health Services Fund.

Receipts

--------------------------------------------------------------------------------
                           Debt Service Funds Receipts
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                                          Change
                                  2003-04   2004-05  Annual $  Annual %    from
                                  Actuals   Enacted   Change    Change    30-Day
                                  -------   -------  --------  --------   ------
Taxes                               8,122     8,754       632       7.8%      90
Miscellaneous Receipts                810       647      (163)    -20.1%       0
--------------------------------------------------------------------------------
Total Receipts                      8,932     9,401       469       5.3%      90
--------------------------------------------------------------------------------

        Total DSF receipts are projected to be $9.4 billion, an increase of $469 million (5.3 percent) from 2003-04. The annual growth is due to increases in taxes ($632 million) offset by a decrease in miscellaneous receipts ($163 million). Compared to the Executive Budget estimates, projected DSF receipts increased by $89 million, all of which is attributable to increased taxes. These changes are described in more detail below.

Taxes

        The $632 million (7.8 percent) increase in taxes deposited to the DSF from 2003-04 is attributable primarily to growth in dedicated PIT receipts deposited to the RBTF ($475 million) and the growth in sales and use taxes deposited to the Local Government Assistance Tax Fund ($207 million), offset by decreases in real estate transfer taxes deposited to the CW/CA Fund ($49 million). Compared to the Executive Budget estimate, projected taxes deposited to the DSF increased by $89 million, reflecting an increase in the growth of dedicated sales and use tax receipts ($96 million) offset by a modest reduction in dedicated PIT receipts ($7 million).

Miscellaneous Receipts

        The projected decrease in miscellaneous receipts of $163 million (20.1 percent) from 2003-04 is primarily attributable to reduced funding of the Debt Reduction Reserve Fund ($53 million) and reduced miscellaneous receipts from health and mental health patient income ($109 million) and housing ($16 million) programs, offset by modest increases in receipts from SUNY dormitory fees ($15 million). Miscellaneous receipts remain unchanged from the Executive Budget.

Disbursements

--------------------------------------------------------------------------------
                        Debt Service Funds Disbursements
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                                          Change
                                  2003-04   2004-05  Annual $  Annual %    from
                                  Actuals   Enacted   Change    Change    30-Day
                                  -------   -------  --------  --------   ------
General Debt Service Fund           2,751     3,223       472      17.2%     (6)
LGAC                                  296       316        20       6.8%      4
Mental Health                         165       264        99      60.0%      5
All Other                             148       118       (30)    -20.3%     (1)
--------------------------------------------------------------------------------
Total Disbursements                 3,360     3,921       561      16.7%      2
--------------------------------------------------------------------------------

        Total disbursements from the DSF are projected to increase from $3.4 billion in 2003-04 to $3.9 billion in 2004-05. The $561 million increase (16.7 percent) is due to growth in debt service costs from previous and planned bond sales offset by savings from debt management efforts, including refundings, and the use of variable rate bonds and interest rate exchange agreements. The $9 million reduction in disbursements from the Executive Budget estimate reflects modest reestimates in projected debt service costs, debt service savings as a result of vetoing the $350 million Higher Education Facilities Capital Matching Grant Program, offset by an increase in debt service costs for the $35 million added to CHIPs.

General Debt Service Fund

        Spending from the General DSF is projected to increase by $472 million (17.2 percent) from 2003-04 and reflects an increase in the transfer from the General Fund and other funds to support the debt service on bonds for various capital programs including corrections, SUNY and CUNY, MTA transportation, housing, and environmental ($284 million), spending from the RBTF to support debt service on State PIT Revenue Bonds ($143 million), and spending for debt service supported by dedicated sources of taxes and fees from the Dedicated Highway and Bridge Trust Fund ($45 million).

LGAC

        The Local Government Assistance Tax Fund is projected to receive $2.5 billion in 2004-05 from the dedicated one-cent statewide sales tax. Debt service costs on LGAC bonds are projected at $316 million in 2004-05, an increase of $20 million (6.8 percent) from the prior year. These payments reflect LGAC debt service requirements only, and do not reflect any local aid payments to New York City after these debt service obligations are met, which are reflected in the local assistance portion of the budget.

Mental Health

        Patient revenues of $2.6 billion deposited to the Mental Health Services Fund will satisfy debt service obligations of $264 million in 2004-05. Debt service and related costs for this program are projected to increase by $99 million (60.0 percent) from 2003-04 actuals. This increase is primarily due to significant savings achieved during the 2003-04 fiscal year from refundings.

All Other

        All other reflects debt service spending from the Health Income Fund, Housing Debt Fund, SUNY Dormitory Income Fund, and the Debt Reduction Reserve Fund. The $30 million decrease in spending from 2003-04 is attributable to the spend out of Debt Reduction Reserve Fund moneys in 2003-04 ($53 million) and modest declines in debt service spending for housing and health ($9 million), offset by an increase in debt service for SUNY dormitory bonds ($32 million).

--------------------------------------------------------------------------------
                Debt Service Funds Other Financing Sources (Uses)
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                                          Change
                                  2003-04   2004-05  Annual $  Annual %    from
                                  Results   Enacted   Change    Change    30-Day
                                  -------   -------  --------  --------   ------
Transfers From Other Funds          4,794     5,234      440       9.2%      (2)
Transfers To Other Funds          (10,349)  (10,733)    (384)      3.7%    (103)
-------------------------------------------------------------------------------
Net Other Financing Sources        (5,555)   (5,499)      56      -1.0%    (105)
-------------------------------------------------------------------------------

Other Financing Sources (Uses)

        The $440 million (9.2 percent) increase in Transfers from Other Funds from 2003-04 reflects increases in transfers from the General Fund and various other dedicated funds, including the Dedicated Highway and Bridge Trust Fund and the Centralized Services Fund, to the General DSF ($365 million); transfers from the Federal Health and Human Services SRFs to the Mental Health DSF ($101 million); and a net reduction in all other transfers of $26 million. Compared to the Executive Budget estimate, Transfers from Other Funds declined by $2 million.

        The $384 million (3.7 percent) increase in Transfers to Other Funds from 2003-04 primarily reflects the excess beyond the debt service due on State PIT Revenue Bonds from the RBTF ($368 million) and the Local Government Assistance Tax Fund ($187 million), offset by decreases in transfers in excess of debt service to SRFs from Mental Health and the Health DSF ($114 million), to the General Fund from the Clean Water DSF ($61 million), and modest changes in other transfers ($3 million). Transfers to Other Funds increased by $103 million from the Executive Budget estimates due to higher sales tax revenues from the LGAC Fund ($98 million).

Health Care Reform Act Financial Plan

        In accordance with Chapters 62 and 686 of the Laws of 2003, the following provides the Financial Plan information regarding the HCRA receipts and disbursements for 2004-05. Readers should refer to the Financial Plan of the 2004-05 Executive Budget - Appendix II for more detailed information.

Overview

        HCRA was established in 1996 to improve the fiscal health of hospitals and ensure that affordable and quality health care coverage was available to all New Yorkers. Subsequent extensions and modifications of the legislation have initiated new health care programs and provided additional funding for workforce recruitment and training. HCRA legislation expires on June 30, 2005.

        The 2004-05 Executive Budget included a series of cost savings actions that were expected to produce a State Financial Plan benefit of more than $240 million in 2004-05. These proposals included reducing the cost of the EPIC Program, realigning FHP coverage consistent with private insurance policies, maximizing the use of Medicaid dollars in the financing of Graduate Medical Education costs, and eliminating unnecessary insurance pilot programs. With the exception of the Graduate Medical Education initiative, the Legislature rejected the majority of these cost savings actions. HCRA balances were not negatively impacted since the Legislature directed General Fund resources to HCRA to offset the loss of savings from the rejected actions. The Legislature also added an additional $21 million in HCRA spending in 2004-05.

        The Legislature also failed to enact legislation authorizing additional insurance industry conversions resulting in the loss of $400 million in anticipated receipts in the first quarter of 2005-06. The absence of this legislation may also increase the risk that certain assumed Empire Conversion proceeds may not become available, which could trigger HCRA's General Fund Tobacco Revenue guarantee, as authorized pursuant to Chapters 62 and 686 of the Laws of 2003.

HCRA Receipts

        HCRA receipts are primarily collected in the Public Goods Pool and in the Tobacco Control and Insurance Initiatives Pool. Receipts include surcharges and assessments on hospital revenues, a covered lives assessment paid by insurance carriers, a portion of cigarette tax revenues, proceeds from insurance company conversions, Federal revenues received with the renewal of the State's Medicaid managed care waiver, and Federal relief associated with the World Trade Center disaster.

-----------------------------------------------------------------------------
                                  HCRA Receipts
                                     2004-05
                              (million of dollars)
-----------------------------------------------------------------------------
Public Goods Pool:                                                      2,632
-----------------------------------------------------------------------------
 Surcharges                                                             1,493
 Covered Lives Assessment                                                 703
 Hospital Assessment (1 percent)                                          217
 Federal Funds/Other                                                      219
 Tobacco Control and Insurance Initiatives Pool:                        2,200
-----------------------------------------------------------------------------
 Empire Conversion Proceeds                                             1,217
 Cigarette Tax                                                            693
 Federal Funds                                                            290
-----------------------------------------------------------------------------
 Total Receipts                                                         4,832
-----------------------------------------------------------------------------

        Total receipts, estimated at $4.8 billion in 2004-05, are primarily comprised of surcharges ($1.5 billion), Empire conversion proceeds ($1.2 billion), covered lives assessment ($703 million), cigarette taxes ($693 million), Federal funds ($509 million), and hospital assessments of 1 percent ($217 million). Since the Executive Budget projections, HCRA receipt estimates have increased by $398 million, which reflects an additional $200 million in Empire Conversion proceeds and greater than anticipated HCRA surcharge receipts.

HCRA Disbursements

-----------------------------------------------------------------------------
                               HCRA Disbursements
                                     2004-05
                              (million of dollars)
-----------------------------------------------------------------------------
 Medicaid/Public Health Support                                         1,067
 Hospital Indigent Care                                                   826
 EPIC                                                                     494
 Graduate Medical Education                                               383
 FHP                                                                      381
 CHP                                                                      375
 Workforce Recruitment/Retention                                          329
 All Other                                                                617
-----------------------------------------------------------------------------
 Total Disbursements                                                    4,472
-----------------------------------------------------------------------------

        Total disbursements of nearly $4.5 billion are projected in 2004-05, an increase of $107 million since the Executive Budget projections, largely attributed to $200 million in increased transfers to Medicaid assumed in the Enacted Budget offset by spending revisions in various programs based on prior year results and current year experience.

        Roughly three-quarters of HCRA disbursements are appropriated in the State Budget, and are reflected in the financial plan estimates earlier in this Report. The largest "on-budget" program spending includes transfers to accommodate various Medicaid and public health costs ($1.1 billion), hospital indigent care ($826 million), EPIC ($494 million); FHP ($381 million); CHP ($375 million); provider workforce recruitment and retention funds paid through Medicaid rates ($329 million), and roughly $100 million of all other program spending primarily for mental health expansion programs. The remaining spending that is not included in the State Budget comprises Graduate Medical Education ($383 million) and roughly $500 million for various other program spending (including Roswell subsidy payments, excess medical malpractice, programs serving the uninsured, and anti-tobacco programs).

        The cash balance is projected to be $790 million at the end of 2004-05, declining to approximately $165 million on June 30, 2005 when the HCRA statute expires.

The State's Fund Structure

        The State accounts for all of its spending and receipts by the fund in which the activity takes place (such as the General Fund or the CPF), and the broad category or purpose of that activity (such as State Operations or Capital Projects). The Financial Plan tables sort all State projections and results by fund and category.

        The State Constitution requires the Governor to submit an Executive Budget that is balanced in the General Fund which receives the majority of State taxes. State Funds include the General Fund and funds specified for dedicated purposes, with the exception of Federal Funds. All Governmental Funds, which includes State Funds and Federal Funds, comprises four major fund types, and provides the most comprehensive view of the financial operations of the State. It includes:

        The General Fund, which receives most of the State's tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues;

        SRFs, which receive Federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose;

        CPFs, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and DSFs, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

        Within each of these fund types, revenues and spending are classified by major categories of the Financial Plan (e.g., Taxes, Miscellaneous Receipts, Grants to Local Governments, State Operations). Activity in these Financial Plan categories is described in greater detail later in this Overview. Summary charts display the annual change for each category of the Financial Plan, and a narrative explanation of major changes follows each chart.

        The following tables summarize projected General Fund, State Funds and All Governmental Funds receipts and disbursements for the 2003-04 through 2006-07 fiscal years.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                             2003-2004 and 2004-2005
                              (millions of dollars)

                                           2003-2004   2004-2005
                                              Actual     Enacted      Change
                                          ----------  ----------  ----------
Opening fund balance                             815       1,077         262
                                          ==========  ==========  ==========
Receipts:

Taxes:
     Personal income tax                      15,744      18,490       2,716
     User taxes and fees                       7,979       8,679         700
     Business taxes                            3,413       3,714         301
     Other taxes                                 768         764          (4)
Miscellaneous receipts (1)                     5,917       2,438      (3,479)
Federal Grants (1)                               654           0        (654)
Transfers from other funds:
     PIT in excess of Revenue Bond
      debt service                             5,244       5,612         368
     Sales tax in excess of LGAC debt
      service                                  1,971       2,158         187
     Real estate taxes in excess of
      CW/CA debt service                         307         246         (61)
     All other                                   300         554         254
                                          ----------  ----------  ----------
     Total receipts                           42,327      42,655         328
                                          ==========  ==========  ==========
Disbursements:
Grants to local governments                   29,246      29,392         146
State operations                               7,093       7,501         408
General State charges                          3,247       3,671         424
Transfers to other funds:
     Debt service                              1,474       1,737         263
     Capital projects                            229         196         (33)
     Other purposes                              776         542        (234)
                                          ----------  ----------  ----------
     Total disbursements                      42,065      43,039         974
                                          ==========  ==========  ==========
Fiscal Management Plan                             0         434         434
                                          ==========  ==========  ==========
Change in fund balance                           262          50        (212)
                                          ==========  ==========  ==========
Closing fund balance                           1,077       1,127          50
                                          ==========  ==========  ==========
Tax Stabilization Reserve Fund                   794         794           0
Contingency Reserve Fund                          21          21           0
Community Projects Fund                          262         312          50

(1) Actuals reflect amounts published in Comptroller's Cash Basis Report for 2003-04.

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2004-2005
                              (millions of dollars)

                                              30-Day      Change     Enacted
                                          ----------  ----------  ----------
Opening fund balance                           1,014          63       1,077
                                          ==========  ==========  ==========
Receipts:

Taxes:
     Personal income tax                      18,501         (11)     18,490
     User taxes and fees                       8,382         297       8,679
     Business taxes                            3,709           5       3,714
     Other taxes                                 762           2         764
Miscellaneous receipts                         2,087         351       2,438
Transfers from other funds:
     PIT in excess of Revenue Bond debt
      service                                  5,622         (10)      5,612
     Sales tax in excess of LGAC debt
      service                                  2,061          97       2,158
     Real estate taxes in excess of CW/CA
      debt service                               246           0         246
     All other                                   476          78         554
                                          ----------  ----------  ----------
     Total receipts                           41,846         809      42,655
                                          ==========  ==========  ==========
Disbursements:
Grants to local governments                   28,471         921      29,392
State operations                               7,251         250       7,501
General State charges                          3,652          19       3,671
Transfers to other funds:
     Debt service                              1,748         (11)      1,737
     Capital projects                            187           9         196
     Other purposes                              587         (45)        542
                                          ----------  ----------  ----------
     Total disbursements                      41,896       1,143      43,039
                                          ==========  ==========  ==========
Fiscal Management Plan                             0         434         434
                                          ==========  ==========  ==========
Change in fund balance                           (50)        100          50
                                          ==========  ==========  ==========
Closing fund balance                             964         163       1,127
                                          ==========  ==========  ==========
Tax Stabilization Reserve Fund                   794           0         794
Contingency Reserve Fund                          20           1          21
Community Projects Fund                          150         162         312

----------
Source:  NYS DOB
                                      B-45

                                    CASHFLOW
                                  GENERAL FUND
                                    2004-2005
                              (dollars IN MILLIONS)

                       2004                                                                           2005
                      April    May   June    July  August  September  October  November  December  January  February   March   Total
                      -----  -----  -----   -----  ------  ---------  -------  --------  --------  -------  --------   -----  ------
Opening Fund Balance  1,077  3,842  1,227   1,865   1,740      2,462    2,166     1,585     1,004    1,325     4,731   5,437   1,077
                      =====  =====  =====   =====  ======  =========  =======  ========  ========  =======  ========   =====  ======
Receipts:
   Taxes
     Personal income
      tax             3,851    526  1,945   1,215   1,338      1,764      554       569     1,270    3,065     1,831     562  18,490
     Sales Tax          626    576    857     622     600        825      593       586       875      621       505     732   8,018
     User taxes and
      fees               79     41     52      62      53         57       53        52        59       59        47      47     661
     Business taxes     148     (9)   727      91      60        745       52        12       753       37        18   1,080   3,714
     Other taxes         68     50     79      60      49         61       65        63        72       64        67      66     764
   Miscellaneous
    receipts             70     68    319     245     122        165      176       194       467      172       168     272   2,438
   Transfers from
    other funds
     Revenue Bond
      Fund              875    158    648     405     379        602      184        71       424    1,021       416     429   5,612
     LGAC               181     33      0       0     787        178      180       176       263      194         3     163   2,158
     Clean Water
      /Clean Air         52     26     77      23      66          0        0         4        (2)       0         1      (1)    246
     All Other
      Transfers           4      0      0       6       1        220        1         1        44        1         1     275     554
                      -----  -----  -----   -----  ------  ---------  -------  --------  --------  -------  --------   -----  ------
     Total receipts   5,954  1,469  4,704   2,729   3,455      4,617    1,858     1,728     4,225    5,234     3,057   3,625  42,655
                      =====  =====  =====   =====  ======  =========  =======  ========  ========  =======  ========   =====  ======
Disbursements:
   Grants to local
    governments       1,621  3,089  2,805   1,669   1,694      2,822    1,454     1,422     2,313    1,182     1,869   7,452  29,392
   State operations     837    708    790     795     601        740      513       597       819      528       316     257   7,501
   General State
    charges             423    179    214     268     306        958      256       148       243      268       161     247   3,671
   Transfers to
    other funds
     Debt Service       211     45    220      50      34        326       51       174       353       14        28     231   1,737
     Capital
      Projects            1     46     23      56      31         48       19        30       237     (106)       43    (232)    196
     All Other
      Transfers          96     17     14      16      67         19      146        18        19       22        14      94     542
                      -----  -----  -----   -----  ------  ---------  -------  --------  --------  -------  --------   -----  ------
                                                      143
     Total
      disbursements   3,189  4,084  4,066   2,854   2,733      4,913    2,439     2,389     3,984    1,908     2,431   8,049  43,039
                      =====  =====  =====   =====  ======  =========  =======  ========  ========  =======  ========   =====  ======
Fiscal Management
 Plan                     0      0      0       0       0          0        0        80        80       80        80     114     434
                      =====  =====  =====   =====  ======  =========  =======  ========  ========  =======  ========   =====  ======
Excess (deficiency)
 of receipts over
      disbursements   2,765 (2,615)   638    (125)    722       (296)    (581)     (581)      321    3,406       706  (4,310)     50
                      -----  -----  -----   -----  ------  ---------  -------  --------  --------  -------  --------   -----  ------
Closing Fund Balance  3,842  1,227  1,865   1,740   2,462      2,166    1,585     1,004     1,325    4,731     5,437   1,127   1,127
                      =====  =====  =====   =====  ======  =========  =======  ========  ========  =======  ========   =====  ======

----------
Note: April through July cashflow is based on actual experience, August reflects preliminary results and the remaining months are projections.
Source:  NYS DOB

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2004-2005
                              (millions of dollars)

                                         Special    Capital     Debt
                                General  Revenue    Projects   Service  (MEMO)
                                 Fund     Funds      Funds      Funds    Total
                                -------  --------   --------   -------  -------
Opening Fund Balance              1,077     1,703       (336)      174    2,618
                                =======  ========   ========   =======  =======
Receipts:
Taxes                            31,647     4,758      1,795     8,754   46,954
Miscellaneous receipts            2,438    11,126      1,987       647   16,198
Federal grants                        0         1          0         0        1
                                -------  --------   --------   -------  -------
   Total receipts                34,085    15,885      3,782     9,401   63,153
                                =======  ========   ========   =======  =======
Disbursements:
Grants to local governments      29,392    11,336      1,002         0   41,730
State operations                  7,501     4,919          0        22   12,442
General State charges             3,671       479          0         0    4,150
Debt service                          0         0          0     3,899    3,899
Capital projects                      0         1      2,071         0    2,072
                                -------  --------   --------   -------  -------
   Total disbursements           40,564    16,735      3,073     3,921   64,293
                                =======  ========   ========   =======  =======
Other financing sources
 (uses):
Transfers from other funds        8,570       961        234     5,234   14,999
Transfers to other funds         (2,475)     (406)    (1,115)  (10,733) (14,729)
Bond and note proceeds                0         0        193         0      193
                                -------  --------   --------   -------  -------
   Net other financing sources
    (uses)                        6,095       555       (688)   (5,499)     463
                                =======  ========   ========   =======  =======
Fiscal Management Plan              434         0          0         0      434
                                =======  ========   ========   =======  =======
Change in fund balance               50      (295)        21       (19)    (243)
                                =======  ========   ========   =======  =======
Closing Fund Balance              1,127     1,408       (315)      155    2,375
                                =======  ========   ========   =======  =======

----------
Source:  NYS DOB

                               CASH FINANCIAL PLAN
                              ALL GOVERNMENT FUNDS
                                    2004-2005
                              (millions of dollars)

                                         Special    Capital      Debt
                                General  Revenue    Projects   Service  (MEMO)
                                 Fund     Funds      Funds      Funds   Total
                                -------  --------   --------   -------  -------
Opening Fund Balance              1,077     2,183       (489)      174    2,945
                                =======  ========   ========   =======  =======
Receipts:
Taxes                            31,647     4,758      1,795     8,754   46,954
Miscellaneous receipts            2,438    11,126      1,987       647   16,328
Federal grants                        0    34,972      1,864         0   36,836
                                -------  --------   --------   -------  -------
   Total receipts                34,085    50,986      5,646     9,401  100,118
                                =======  ========   ========   =======  =======
Disbursements:
Grants to local governments      29,392    42,895      1,220         0   73,507
State operations                  7,501     8,207          0        22   15,730
General State charges             3,671       686          0         0    4,357
Debt service                          0         0          0     3,899    3,899
Capital projects                      0         1      3,713         0    3,714
                                -------  --------   --------   -------  -------
   Total disbursements           40,564    51,789      4,933     3,921  101,207
                                =======  ========   ========   =======  =======
Other financing sources (uses):
Transfers from other funds        8,570     3,137        234     5,234   17,175
Transfers to other funds         (2,475)   (2,891)    (1,124)  (10,733) (17,223)
Bond and note proceeds                0         0        193         0      193
                                -------  --------   --------   -------  -------
   Net other financing sources
    (uses)                        6,095       246       (697)   (5,499)     145
                                =======  ========   ========   =======  =======
Fiscal Management Plan              434         0          0         0      434
                                =======  ========   ========   =======  =======
Change in fund balance               50      (557)        16       (19)    (510)
                                =======  ========   ========   =======  =======
Closing Fund Balance              1,127     1,626       (473)      155    2,435
                                =======  ========   ========   =======  =======

----------
     Source:  NYS DOB

                         CASH DISBURSEMENTS BY FUNCTION
                             ALL GOVERNMENTAL FUNDS
                             (thousands of dollars)

                                              2003-2004    2004-2005   Annual
                                                Actual      Enacted    Change
                                              ----------  ----------  ---------
ECONOMIC DEVELOPMENT AND GOVERNMENT
 OVERSIGHT
Agriculture and Markets, Department of            65,436      88,992     23,556
Alcoholic Beverage Control                        10,558      10,220       (338)
Banking Department                                55,868      60,221      4,353
Consumer Protection Board                          3,113       2,465       (648)
Economic Development, Department of               29,122     345,557    306,435
Empire State Development Corporation                  50      65,975     65,925
Energy Research and Development Authority         29,557      26,123     (3,434)
Housing Finance Agency                                 0           0          0
Housing and Community Renewal, Division of       248,348     219,674    (28,674)
Insurance Department                             105,913     128,217     22,304
Olympic Regional Development Authority             7,575       7,750        175
Public Service, Department of                     47,080      57,429     10,349
Science, Technology and Academic Research,
 Office of                                        35,584      80,170     44,586
                                              ----------  ----------  ---------
   Functional Total                              648,204   1,092,793    444,589
                                              ----------  ----------  ---------
PARKS AND THE ENVIRONMENT
Adirondack Park Agency                             4,207       4,523        316
Environmental Conservation, Department of        820,901     901,821     80,920
Environmental Facilities Corporation               6,788      12,416      5,628
Parks, Recreation and Historic
 Preservation, Office of                         194,993     228,028     33,035
                                              ----------  ----------  ---------
   Functional Total                            1,026,889   1,146,788    119,899
                                              ----------  ----------  ---------
TRANSPORTATION
Motor Vehicles, Department of                    203,748     217,695     13,947
Thruway Authority                                  2,865       4,000      1,135
Transportation, Department of                  4,610,012   5,334,101    724,089
                                              ----------  ----------  ---------
   Functional Total                            4,816,625   5,555,796    739,171
                                              ----------  ----------  ---------
HEALTH AND SOCIAL WELFARE
Advocate for Persons with Disabilities,
 Office of                                         1,213       4,044      2,831
Aging, Office for the                            177,333     171,228     (6,105)
Children and Families, Council on                    470           0       (470)
Children and Family Services, Office of        3,364,763   3,092,522   (272,241)
Health, Department of                         31,480,929  33,478,337  1,997,408
                                              ----------  ----------  ---------
    Medical Assistance                        27,561,478  29,300,766  1,739,288
    Medicaid Administration                      578,628     542,400    (36,228)
    All Other                                  3,340,823   3,635,171    294,348
Human Rights, Division of                         14,067      14,884        817
Labor, Department of                             879,965     766,602   (113,363)
Prevention of Domestic Violence,
 Office of                                         2,063       1,602       (461)

                         CASH DISBURSEMENTS BY FUNCTION
                             ALL GOVERNMENTAL FUNDS
                             (thousands of dollars)

                                               2003-2004   2004-2005   Annual
                                                Actual      Enacted    Change
                                              ----------  ----------  ---------
HEALTH AND SOCIAL WELFARE (Continued)
Temporary and Disability Assistance,
 Office of                                     4,177,608   4,455,899    278,291
                                              ----------  ----------  ---------
    Welfare Assistance                         2,868,220   3,124,959    256,739
    Welfare Administration                       339,924     341,133      1,209
    All Other                                    969,464     989,807     20,343
Welfare Inspector General, Office of                 892       1,083        191
Workers' Compensation Board                      130,832     145,860     15,028
                                              ----------  ----------  ---------
   Functional Total                           40,230,135  42,132,061  1,901,926
                                              ----------  ----------  ---------
MENTAL HEALTH
Mental Health, Office of                       2,048,760   2,172,437    123,677
Mental Retardation and Development
 Disabilities, Office of                       2,609,153   2,820,865    211,712
Alcohol and Substance Abuse Services,
 Office of                                       471,437     478,649      7,212
Developmental Disabilities Planning
 Council                                           3,270       3,730        460
Quality of Care for the Mentally Disabled,
 Commission on                                     9,722      11,200      1,478
                                              ----------  ----------  ---------
   Functional Total                            5,142,342   5,486,881    344,539
                                              ----------  ----------  ---------
PUBLIC PROTECTION
Capital Defenders Office                          12,519      12,519          0
Correction, Commission of                          2,503       2,427        (76)
Correctional Services, Department of           2,127,272   2,140,898     13,626
Crime Victims Board                               60,392      61,858      1,466
Criminal Justice Services, Division of           305,713     304,234     (1,479)
Investigation, Temporary State Commission
 of                                                3,071       3,426        355
Judicial Commissions                               2,298       2,542        244
Military and Naval Affairs, Division
 of (1)                                        1,630,324   1,840,922    210,598
Parole, Division of                              188,005     175,903    (12,102)
Probation and Correctional Alternatives,
 Division of                                      76,114      75,480       (634)
Public Security, Office of                         7,737      11,929      4,192
State Police, Division of                        486,640     489,083      2,443
                                              ----------  ----------  ---------
   Functional Total                            4,902,588   5,121,221    218,633
                                              ----------  ----------  ---------
EDUCATION
Arts, Council on the                              45,949      45,789       (160)
City University of New York                      830,448   1,134,572    304,124
Education, Department of                      21,603,046  22,694,716  1,091,670
                                              ----------  ----------  ---------
    School Aid                                15,414,132  16,375,841    961,709
    STAR Property Tax Relief                   2,819,455   3,018,000    198,545
    Handicapped                                1,320,140   1,432,976    112,836
    All Other                                  2,049,319   1,867,899   (181,420)
Higher Education Services Corporation            872,380   1,014,996    142,616
State University Construction Fund                 8,184       9,402      1,218
State University of New York                   4,337,870   4,634,189    296,319
                                              ----------  ----------  ---------
   Functional Total                           27,697,877  29,533,664  1,835,787
                                              ----------  ----------  ---------

                         CASH DISBURSEMENTS BY FUNCTION
                             ALL GOVERNMENTAL FUNDS
                             (thousands of dollars)

                                            2003-2004    2004-2005     Annual
                                             Actual       Enacted      Change
                                           ----------   -----------  ----------
GENERAL GOVERNMENT
Audit and Control, Department of              148,963       176,815      27,852
Budget, Division of the                        28,955        39,786      10,831
Civil Service, Department of                   20,148        21,652       1,504
Elections, State Board of                       3,356         6,616       3,260
Employee Relations, Office of                   3,298         3,550         252
Executive Chamber                              12,458        14,916       2,458
General Services, Office of                   200,234       213,756      13,522
Inspector General, Office of                    5,194         5,441         247
Law, Department of                            149,095       170,823      21,728
Lieutenant Governor, Office of the                358           458         100
Lottery, Division of                          159,224       159,651         427
Public Employment Relations Board               3,262         3,472         210
Racing and Wagering Board, State               13,734        14,832       1,098
Real Property Services, Office of              43,472        53,800      10,328
Regulatory Reform, Governor's Office of         3,227         3,375         148
State, Department of                          125,628       234,589     108,961
Tax Appeals, Division of                        2,676         2,718          42
Taxation and Finance, Department of           344,957       338,027      (6,930)
Technology, Office for                         32,737        19,897     (12,840)
TSC Lobbying                                    1,044         1,325         281
Veterans Affairs, Division of                  10,953        12,517       1,564
                                           ----------   -----------  ----------
   Functional Total                         1,312,973     1,498,016     185,043
                                           ----------   -----------  ----------
ALL OTHER CATEGORIES
Legislature                                   202,252       201,629        (623)
Judiciary (excluding fringe benefits)       1,431,275     1,508,013      76,738
Homeland Security                              15,676       141,974     126,298
Local Government Assistance                   823,952       802,661     (21,291)
Long-Term Debt Service                      3,351,303     3,898,993     547,690
General State Charges/Miscellaneous         3,824,451     4,176,765     352,314
Capital Accounting Adjustment (2)                   0    (1,090,000) (1,090,000)
One-time Payment Deferrals (3)              1,900,000             0  (1,900,000)
                                           ----------   -----------  ----------
   Functional Total                        11,548,909     9,640,035  (1,908,874)
                                           ----------   -----------  ----------
TOTAL ALL GOVERNMENTAL FUNDS SPENDING      97,326,542   101,207,255   3,880,713
                                           ==========   ===========  ==========

Note 1: Projected includes $1.7 billion in World Trade Center spending that will be reflected in various agencies at year end.

Note 2: Projected 2004-05 spending by function has been adjusted to include certain off-budget capital projects spending, however it is excluded from total projected spending. This spending is not included in actual cash results by the State Comptroller on a cash basis but is reflected on a GAAP basis.

Note 3: To provide a comparable annual change by function, spending by function has been adjusted for $1.9 billion in one-time payment deferrals from 2002-03 to 2003-04. The payment deferrals are shown in aggregate and were detailed most recently in the 2003-04 Year-End Report.

Special Considerations _________________________________________________________

        Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast. For a discussion of the DOB economic forecast, see the section entitled "Economics and Demographics," in this AIS.

        Based on current projections, the 2004-05 Financial Plan depends in part on the implementation of a fiscal management plan to maintain budget balance in the current fiscal year. The plan currently under development by DOB is expected to contain a range of actions that can be implemented administratively, as well as proposals that may require legislative approval. DOB expects to incorporate the fiscal management plan into the Financial Plan projections in the Mid-Year Update to the Financial Plan, planned for October 2004.

        As of the close of 2003-04, balances in the State's principal reserves to guard against unbudgeted risks totaled $815 million. The reserves include $794 million in the Tax Stabilization Reserve Fund and $21 million in the Contingency Reserve Fund for litigation. To permanently improve the State's reserve levels, the Governor has proposed legislation to increase both the maximum size of the State's rainy day fund from 2 percent to 5 percent of General Fund spending, and the maximum annual deposits from two-tenths of one percent to five-tenths of one percent of spending. Absent this legislation, the Fund will reach its statutory maximum balance of 2 percent or $840 million with the next annual deposit.

        Aside from the $21 million in the Contingency Reserve Fund, the current Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, Federal disallowances, or other Federal actions that could adversely affect the State's projections of receipts and disbursements.

Federal Issues

        The Federal government is currently auditing Medicaid claims submitted since 1993 under the School Supportive Health Services Program. At this point, these audits have not been finalized, and, as a result, the liability of the State and school districts for any disallowances cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The current Financial Plan assumes the Federal government will fully reimburse these costs.

        In addition, a portion of Federal Medicaid payments related to School Supportive Health Services have been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse local school districts for these costs, these Federal deferrals, if not resolved, could negatively impact the Financial Plan. Alternatively, if the State suspends reimbursement, local governments could be adversely affected.

        An ongoing risk to the Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. For example, the Federal government has issued a draft disallowance for certain claims, and deferred the payment of other claims, submitted by school districts related to school supportive health services. It is unclear at this time what impact, if any, such disallowances may have on the State Financial Plan in the current year or in the future. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances. For more information on certain litigation pending against the State, see the section entitled "Litigation" in this AIS.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  Update to Annual Information Statement (AIS)
                                State of New York
                                January 25, 2005

        This quarterly update (the "Update") to the AIS of the State of New York is dated January 25, 2005 and contains information only through that date. It is the second quarterly update to the AIS of the State of New York dated September 19, 2004. The first update to the AIS was issued on November 16, 2004. This Update is organized in three parts.

        Part I contains information on the State's Financial Plan projections, including:

        1. Extracts from the Financial Plan Overview contained in the Financial Plan of the Governor's Executive Budget for 2005-06 presented to the Legislature on January 18, 2005. The Financial Plan Overview includes updated Financial Plan projections for State fiscal years 2004-05 through 2007-08 and detailed narrative descriptions of the receipts and disbursements estimates for the State's governmental funds.

        2. A discussion of special considerations affecting the State Financial Plan.

        3. Information on the proposed Five-Year Capital Program and Financing Plan, which is also contained in the Financial Plan of the Governor's Executive Budget for 2005-06.

                The entire 2005-06 Financial Plan, including the economic forecast for calendar years 2004 and 2005, detailed forecasts for State receipts, and the proposed Capital Program and Financing Plan for the 2004-05 through 2008-09 fiscal years, is available on the Division of the Budget's website, www.budget.state.ny.us.

        Part II updates information regarding the State Retirement System.

        Part III updates the status of certain litigation against the State. Information relating to litigation in this part is furnished by the State Office of the Attorney General.

        The State has filed this Update with the Central Post Office, Disclosure USA. The Municipal Advisory Council of Texas (Texas MAC) has established this internet-based disclosure filing system approved by the Securities and Exchange Commission to facilitate the transmission of disclosure-related information to the Nationally Recognized Municipal Securities Information Repositories (NRMSIRs). An official copy of this Update may be obtained from the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705 or from any NRMSIR. The State's Basic Financial Statements for the 2003-04 fiscal year were issued in July 2004 may be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236.

Usage Notice

        This Update has been supplied by the State to provide updated information about the financial condition of the State in connection with financings of the State and certain other issuers, including public authorities of the State, that may depend in whole or in part on State appropriations as sources of payment

Annual Information Statement Update, January 25, 2005

of their respective bonds, notes or other obligations and for which the State has contractually obligated itself to provide such information pursuant to an applicable continuing disclosure agreement (a "CDA").

        An informational copy of this Update is available on the DOB website (www.budget.state.ny.us). The availability of this Update in electronic form at DOB's website is being provided to you solely as a matter of convenience to readers and does not create any implication that there have been no changes in the financial condition of the State at any time subsequent to its release date. Maintenance of the Update on this website is not intended as a republication of the information therein on any date subsequent to its release date.

        Neither this Update nor any portion thereof may be included in a Preliminary Official Statement, Official Statement, or other offering document, or incorporated by reference in an Official Statement unless (i) DOB has expressly consented thereto following a written request to the State of New York, Division of the Budget, State Capitol, Albany, NY 12224 and (ii) a CDA relating to the series of bonds or notes described in such Preliminary Official Statement, Official Statement, or other offering document has been agreed to be executed by DOB. Any such use, or incorporation by reference, of this Update or any portion thereof in a Preliminary Official Statement, Official Statement, or other offering document or incorporation by reference in any Official Statement or other offering document without such consent and agreement by DOB to execute a CDA is unauthorized and the State expressly disclaims any responsibility with respect to the inclusion, intended use, and updating of this Update if so misused.

                                     PART I

2005-06 Financial Plan Overview_________________________________________________

        Note: DOB issued the Financial Plan Overview set forth below on January 18, 2005. It contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation and potential litigation. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained therein.

        The State accounts for all of its spending and revenues by the fund in which the activity takes place (such as the General Fund), and the broad category or purpose of that activity (such as State Operations). The Financial Plan tables sort all State projections and results by fund and category. The State Constitution requires the Governor to submit an Executive Budget that is balanced on a cash basis in the General Fund--the Fund that receives the majority of State taxes, and all income not earmarked for a particular program or activity. Since this is the fund that is required to be balanced, the focus of the State's budget discussion is often weighted toward the General Fund.

        The State also reports spending and revenue activity by two other broad measures: State Funds, which includes the General Fund and funds specified for dedicated purposes, but excludes Federal Funds; and All Governmental Funds, which includes both State and Federal Funds and provides the most comprehensive view of the financial operations of the State.

        Fund types of the State include: the General Fund; State special revenue funds (SRFs), which receive certain dedicated taxes, fees and other revenues that are used for a specified purpose; Federal SRFs, which receive Federal grants; State and Federal Capital Projects Funds, which account for costs

Annual Information Statement Update, January 25, 2005

incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Annual Information Statement Update, January 25, 2005

EXECUTIVE SUMMARY

OVERVIEW

        New York emerged from the national recession in September 2003, marking an important milestone in the State's recovery from the impact of September 11th. The State economy is experiencing sustained growth, and generating tax collections above the levels forecast by DOB in its most recent update to the 2004-05 Financial Plan issued November 1, 2004 (the "Mid-Year Update"). DOB now projects underlying annual receipts growth of 10.2 percent in 2004-05 and 6.5 percent in 2005-06, based on actual results to date and a revised economic forecast.

        The improvement in tax collections, in combination with savings from the statewide Fiscal Management Plan (FMP), is expected to permit the State to end the 2004-05 fiscal year with a $170 million cash surplus in the General Fund and make the maximum possible contribution ($70 million) to the Rainy Day Fund/4/, bringing the balance to $864 million, equal to its statutory cap of 2 percent of General Fund spending.

        The revised revenue and spending projections also reduce the projected budget gaps to $4.2 billion in 2005-06 and $5.8 billion in 2006-07, at the lower end of the forecast range in the Mid-Year Update, as described in detail later in this overview.

             -----------------------------------------------
              Revisions to Mid-Year Budget Gap Projections
                          (millions of dollars)
             -----------------------------------------------
                                      2005-06       2006-07
                                      -------       -------
             Mid-Year Budget Gaps      (5,995)       (7,708)
                                      -------       -------
              Revenue Revisions         1,456         1,177
              Spending Revisions          387           687
             ----------------------------------------------
             Revised Budget Gaps       (4,152)       (5,844)
             ----------------------------------------------

        The 2005-06 Executive Budget recommends closing the $4.2 billion gap primarily through permanent spending restraint, supplemented with limited levels of revenue enhancements and nonrecurring resources. DOB projects that the recommendations would produce net recurring savings of roughly $3 billion annually, reducing the 2006-07 and 2007-08 budget gaps to about $2.7 billion.

      ---------------------------------------------------------------
               2005-06 Executive  Budget Recommended Actions
                           (millions of dollars)
      ---------------------------------------------------------------
                                        2005-06   2006-07    2007-08
                                        -------   -------    -------
      Revised Budget Gaps                (4,152)   (5,844)    (5,571)

      Total Recommendations               4,152     3,143      2,786
                                        -------   -------    -------
      Spending Actions (net of adds)      2,763     2,513      2,025
      Revenue Actions (net of tax cuts)     533       724        791
      Nonrecurring Resources                856       (94)       (30)
      --------------------------------------------------------------
      Remaining Budget Gaps                   0    (2,701)    (2,785)
      --------------------------------------------------------------

        The most significant recommendations include:

----------
/4/  Also known as the Tax Stabilization Reserve Fund.

Annual Information Statement Update, January 25, 2005

        . $2.8 billion in net initiatives to restrain spending. This reflects $3.1 billion in cost containment in high-growth programs, especially Medicaid, pensions, and debt service, and maximizes Federal aid and efficiencies in State Operations spending. These savings initiatives allow targeted new investments of $313 million, including increased State funding to cap the growth in local Medicaid costs and increased aid and incentives for municipalities.

        . $533 million in net revenue actions. This reflects $779 million of increased resources including a sales tax exemption on clothing purchases under $250 that will run for two weeks (rather than reverting to a permanent exemption for purchases under $110), and elimination of tax loopholes to promote tax equity. The recommendations include new tax cuts of $246 million to accelerate the phase-out of the temporary 2003 personal income tax (PIT) surcharge, and provide targeted tax cuts intended to promote economic growth.

        . $856 million of nonrecurring actions, including commencing the recent discretionary funding changes for the State and Local Retirement System only after independent review and public comment ($321 million)/5/, use of the 2004-05 surplus ($170 million), asset sales ($54 million), and fund sweeps.

        The Executive Budget recommendations hold annual spending growth in the General Fund and All Governmental Funds (hereafter "All Funds") to below the rate of inflation.

--------------------------------------------------------------------------------
                               Total Disbursements
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                  Unadjusted      Adjusted/(1)/
                                                ---------------  ---------------
                2004-05    2004-05   2005-06    Annual  Percent  Annual  Percent
                Revised   Adjusted   Proposed   change   Change  Change   Change
                -------   --------   --------   ------  -------  ------  -------
General Fund     43,407    43,915     45,075     1,668    3.8%    1,160    2.6%
State Funds      64,137    65,570     69,088     4,951    7.7%    3,518    5.4%
All Funds       101,607   103,040    105,527     3,920    3.9%    2,487    2.4%
--------------------------------------------------------------------------------
(1) To provide a comparable basis for calculating annual change, the 2004-05 amounts have been adjusted for the inclusion of all HCRA funded programs on-budget and additional Medicaid spending to comply with Federal policy changes related to certain county shares adjustments. The 2004-05 adjustment for HCRA is $925 million in State Funds and All Funds; Medicaid is $508 million in the General Fund, State Funds and All Funds.

        In response to the Campaign for Fiscal Equity (CFE) litigation concerning the State's system for financing public schools, the 2005-06 Budget recommends a $526 million school aid increase for the 2005-06 school year comprised of $201 million in traditional school aid and $325 million in a new Sound Basic Education (SBE) Aid Program. Funding for statewide SBE grants to school districts is projected to grow to over $2 billion annually by 2009-10, financed with revenues generated from existing and future video lottery terminals (VLTs). New York City would receive approximately 60 percent of the annual SBE aid.

        The 2005-06 budget advances several new initiatives intended to help localities reduce local property taxes, including:

        . Capping annual growth in local Medicaid costs up to 2005 spending levels, adjusted by 3.5 percent in 2005-06, 3.25 percent in 2006-07, and 3 percent in 2007-08, with the State paying for

----------
/5/ See "Special Considerations" later in this AIS Update for a discussion of the Comptroller's role in approving this proposal.

Annual Information Statement Update, January 25, 2005

                all costs above this level. The local cap will convert to a full takeover of local costs effective January 1, 2008. The plan is projected to generate over $2 billion in local government savings over the next three years and will provide greater predictability to local government budgets.

        . Accelerating the State takeover of Family Health Plus (FHP) costs from local governments, bringing the value of the takeover to $312 million in 2005-06, growing to $576 million in 2006-07.

        . Providing increased aid and incentives to municipalities of $55 million in 2005-06, growing to $109 million in 2006-07, bringing annual funding to $671 million.

        . New funding structures for family services in welfare and for the General Public Health Works program that are intended to enhance local discretion in efficiently targeting resources by eliminating State-level spending mandates.

        DOB projects that the State will end 2005-06 in balance on a cash basis in the General Fund if the 2005-06 Executive Budget recommendations are enacted in their entirety. However, in any year, the Financial Plan is subject to risks that, if they were to materialize, could adversely or positively affect operating results. A full discussion of risks to the State Financial Plan appears in the section entitled "Reserves and Risks" later in this Overview.

SIZE OF THE 2005-06 BUDGET

        General Fund spending is projected to total $45.1 billion in 2005-06, an increase of $1.2 billion (2.6 percent) over the adjusted current year forecast. State Funds spending, which includes both the General Fund and spending from other funds supported by State revenues, is projected to increase by $3.5 billion (5.4 percent) and total $69.1 billion in 2005-06. All Funds spending, the broadest measure of State spending, is projected to total $105.5 billion in 2005-06, an increase of $2.5 billion (2.4 percent).

        The 2005-06 Financial Plan includes the roughly 25 percent of spending financed through the Health Care Reform Act (HCRA) that is currently "off budget" (i.e., outside the Financial Plan). The change does not affect the General Fund, since all HCRA spending is budgeted in State Special Revenue Funds
(SRFs), but does increase both State Funds and All Funds totals in 2005-06. In addition, new General Fund Medicaid spending to comply with Federal policy changes related to county shares adjustments is reflected in 2005-06 projections but not in 2004-05 results. To provide a comparable basis for calculating annual growth, the 2004-05 estimates in this Overview are presented on both an "adjusted" (i.e., including the additional HCRA and Medicaid spending in 2004-05 to provide a comparable basis of comparison) and an "unadjusted" basis. The 2004-05 adjustment for HCRA is $925 million; the Medicaid adjustment is $508 million.

        The major sources of annual spending from 2004-05 to 2005-06 are presented in the table below, and are explained in more detail later in this Overview. The estimates assume the Executive Budget recommendations are approved in their entirety.

Annual Information Statement Update, January 25, 2005

-----------------------------------------------------------------------------
              Disbursement Projections -- After Recommended Savings
                         Major Sources of Annual Change
                              (millions of dollars)
-----------------------------------------------------------------------------
                                               General      State      All
                                                Fund        Funds     Funds
-----------------------------------------------------------------------------
2004-05 Revised Estimate                         43,407     64,137    101,607
-----------------------------------------------------------------------------
All HCRA On-budget                                    0        925        925
Discontinue County Shares Adjustment                508        508        508
-----------------------------------------------------------------------------
2004-05 Adjusted Estimate                        43,915     65,570    103,040
-----------------------------------------------------------------------------
Local Assistance:
Medicaid                                             (6)     1,278      1,034
School Aid                                          321        458        668
Social Services                                      97         88        263
Public Health                                        53         68        104
Transportation                                      (10)       188        188
STAR                                                  0        130        130
Elections                                             0          0        118
Homeland Security                                     0          0         96
Higher Education                                     65         75         75
All Other Education Aid                              (6)        (6)        64
Empire State Development Corp.                       52         52         52
World Trade Center                                    0          0     (1,557)
Community Projects Fund/CSPAP                       (77)      (102)      (102)
All Other Local Aid                                 (35)       (58)       123
State Operations                                    448        756        569
General State Charges                               224        298        320
Debt Service                                        (66)        34         34
Capital Projects                                     21        259        308
All Other                                            79          0          0
-----------------------------------------------------------------------------
2005-06 Executive Budget Estimate                45,075     69,088    105,527
-----------------------------------------------------------------------------
Dollar Change                                     1,160      3,518      2,487
Percent Change                                      2.6%       5.4%       2.4%
-----------------------------------------------------------------------------

2005-06 GAP-CLOSING SUMMARY

Sources of the 2005-06 gap

        DOB projects General Fund budget gaps of $4.2 billion in 2005-06 and $5 billion to $6 billion in 2006-07 and 2007-08, before the savings that are projected to be achieved by the 2005-06 Executive Budget recommendations. In summary, the 2005-06 gap results from anticipated spending increases to support current service levels and the loss of nonrecurring resources used to help balance the budget in 2004-05, which together exceed annual growth in underlying revenues of $3.1 billion (6.5 percent). The following chart provides a "zero-based" look at the sources of the 2005-06 gap. It is followed by a brief summary of the assumptions behind the projections. For a detailed explanation of the specific assumptions supporting the revenue and spending projections, see the sections entitled "2005-06 Financial Plan" and "General Fund Financial Plan Outyear Projections" later in this Overview, and "Explanation of Receipt Estimates" contained in the volume entitled "2005-06 New York State Executive Budget Financial Plan" available on the DOB website or by contacting DOB.

Annual Information Statement Update, January 25, 2005

-----------------------------------------------------------------------------
        2005-06 Causes of Budget Gaps Before 2005-06 Recommended Savings
                              (millions of dollars)
-----------------------------------------------------------------------------
Total Annual Revenue (Growth)                                             197
                                                                       ------
Underlying Growth (6.5 Percent)                              3,127
Loss of One-time Actions                                    (1,182)
PIT/Sales Tax Temporary Surcharge Phase-out/Clothing
 Exemption                                                  (1,080)
Final Use of Tobacco Proceeds                                 (400)
STAR Fund Transfer                                            (150)
Transfer for Higher Debt Service Costs (RBTF)                 (138)
All Other Revenue Changes                                       20

Total Annual Spending Growth                                           (4,349)
                                                                       ------
Loss of One-time Actions                                      (683)
Medicaid                                                    (1,069)
State Takeover of FHP                                         (282)
Loss of Enhanced Federal Medicaid Match Rate (Reverts
 to 50%)                                                      (220)
School Aid                                                    (360)
Welfare                                                       (251)
Pension/Health Insurance Costs                                (650)
Collective Bargaining Costs (including fringe benefits)       (387)
All Other Spending Growth                                     (447)
-----------------------------------------------------------------------------
Total Projected 2005-06 Budget Gap                                     (4,152)
-----------------------------------------------------------------------------

        Based on the revised DOB forecast that predicts a sustained economic recovery in 2005 (described later in this Overview), underlying revenues are expected to grow by $3.1 billion in 2005-06, or 6.5 percent, following projected growth of 10.2 percent in 2004-05. However, this growth is nearly entirely absorbed by the loss of one-time and nonrecurring revenues ($1.6 billion, including tobacco securitization proceeds), the phase-out of both the personal income tax (PIT) surcharge ($149 million) and one-quarter percent increase in sales tax enacted in 2003 ($452 million), the reversion to a permanent sales tax exemption on clothing purchases under $110 ($479 million), and increasing costs for debt service and the School Tax Relief (STAR) Program ($288 million).

        Prior to any Executive Budget proposals, General Fund disbursements are projected to increase by $4.3 billion in 2005-06. The main factors driving growth include (a) the loss of one-time and nonrecurring resources ($903 million, including FMAP/6/), and (b) higher spending to maintain current service levels in Medicaid, school aid, and other programs ($2.1 billion), finance collective bargaining, pensions, and health insurance costs ($1.0 billion), and pay for the continued State takeover of local Family Health Plus costs ($282 million).

        A full description of the one-time actions budgeted in 2004-05 appears in both the 2004-05 Enacted Budget Report for the State of New York and the 2004-05 Annual Information Statement of the State of New York.

2005-06 Gap-Closing Plan

        The 2005-06 Financial Plan is balanced on a cash basis in the General Fund, with recommendations projected to close a $4.2 billion General Fund budget gap. Recurring actions are valued at roughly $3.1

----------
/6/ Federal Medical Assistance Percentage. It refers to the matching rate the Federal government pays for eligible State Medicaid expenditures. New York's FMAP is 50 percent.

Annual Information Statement Update, January 25, 2005

billion in 2006-07 and $2.8 billion in 2007-08, leaving projected gaps of $2.7 billion in 2006-07 and $2.8 billion in 2007-08. The table below summarizes the 2005-06 gap-closing plan.

--------------------------------------------------------------------------------
                            2005-06 Executive Budget
                        General Fund Gap Closing Actions
                              (millions of dollars)
-------------------------------------------------------------------------------
                                                   2005-06    2006-07   2007-08
-------------------------------------------------------------------------------
Initial Budget Gaps                                 (4,152)    (5,844)   (5,571)
-------------------------------------------------------------------------------
Spending Actions                                     3,076      3,483     3,761
                                                   -------    -------   -------
Medicaid - Cost Containment                            869      1,461     1,521
Medicaid - Provider Assessments                        234        470       470
Medicaid - Other Financing Sources                     795        203       351
Mental Hygiene                                         250        164       135
Transportation/Motor Vehicles                          163        171       178
Debt Management                                        150        100       100
SUNY and CUNY                                          137        159       159
Restructure Tuition Assistance Program                 135        265       337
State Operations Efficiencies (other than
 listed separately)                                    130        136       132
Social Services                                        104        153       156
All Other Spending Actions                             109        201       222

Recommended Adds                                      (313)      (970)   (1,736)
                                                   -------    -------   -------
Cap/Takeover Local MA Costs (State Costs/
 Local Savings)                                       (121)      (631)   (1,257)
Other Local Medicaid Relief                            (45)       (10)        0
Aid and Incentives for Municipalities                  (55)      (109)     (109)
County STAR                                              0        (67)     (146)
All Other Adds                                         (92)      (153)     (224)

Revenue Actions                                        779      1,027       995
                                                   -------    -------   -------
Two Week Clothing Exemption at $250                    456        584       605
Power Authority PILOT Payments                          75        100       100
Corporation Franchise Taxes                             51        101        51
Close "Thrift" Loophole on REIT (Same as Feds/NYC)      50         50        50
Eliminate Quick Draw Restrictions                       39         57        57
Increase Wine Tax                                       38         44        45
All Other Revenue                                       70         91        87

Tax Cuts                                              (246)      (303)     (204)
                                                   -------    -------   -------
PIT Top Tax Rate Decrease                             (190)      (130)        0
Corp Franchise Tax Cuts (SPUR; Green buildings)        (30)       (48)      (49)
STAR Plus                                              (12)       (62)     (119)
Extend Power for Jobs credit                             0        (25)        0
All Other Tax Cuts                                     (14)       (38)      (36)

One-Time Resources                                     856        (94)      (30)
                                                   -------    -------   -------
Pensions (Delay Actuarial Funding Changes)             321        (96)      (25)
Use 2004-05 Surplus                                    170          0         0
Fund Sweeps                                            124          0         0
TANF Reprogramming                                      61          0         0
Proceeds from Sale of Property                          54         (8)       (8)
Mortgage Insurance Fund (Excess Balances)               50          0         0
Federal Medicaid Participation for Aliens               42          0         0
All Other One-Timers                                    34         10         3
-------------------------------------------------------------------------------
Total Recommendations                                4,152      3,143     2,786
-------------------------------------------------------------------------------
Proposed Budget Gaps                                     0     (2,701)   (2,785)
-------------------------------------------------------------------------------

Annual Information Statement Update, January 25, 2005

Spending Actions

        Recommendations to restrain spending in the General Fund total $3.1 billion. They include a combination of cost containment, program restructuring, and the use of alternate funding sources. Highlights are summarized below, with specific details provided later in this Overview:

        . Medicaid: Includes actions to restrain growth for nursing homes ($182 million), Family Health Plus ($227 million), hospitals ($201 million), prescription drug prices ($80 million), and managed care programs ($48 million); lower the cost of optional services; reimpose an assessment on hospital revenues; and increase an existing reimbursable nursing home revenue assessment to support health care programs.

        . Mental Hygiene: Includes initiatives to increase Patient Income Account (PIA) and other revenues ($196 million) and cost containment actions, including audit recoveries, overtime controls, and local program reductions ($54 million);

        . Transportation/Motor Vehicle Operations: Expands the use of non-General Fund resources to help support ongoing operations ($163 million);

        . Debt Management: Continued use of swaps, refundings, and variable rate debt is projected to reduce the growth in debt service ($150 million);

        .       State University of New York (SUNY)/City University of New York
                (CUNY): Reduced State support for operations ($137 million) is coupled with flexibility for the universities to increase tuition revenues;

        . Tuition Assistance Program (TAP): Award restructuring would provide prospective students with incentives for timely completion of studies ($135 million);

        . State Operations: Reductions are projected to total roughly $230 million, of which $100 million is accounted for in the itemized listing of agencies that appears on the table above. The remaining $130 million of savings are spread across multiple agencies and are achieved through the continuation of the hiring freeze, expansion of operational hosting (in which one agency provides administrative functions for multiple agencies to improve efficiency), controls in non-personal service spending and centralized purchasing of certain commodities and services;

        . Social Services: Maximizes the use of Federal resources ($49 million), imposes benefit and reimbursement penalties for non-compliance with work requirements ($24 million), TANF welfare spending realignment (net of OCFS) ($24 million), and redirection of funding for institutional-based programs ($7 million); and

        . All other spending actions include lower funding for certain programs operated by the Empire State Development Corporation, reduced interest payments for Court of Claims settlements, elimination of supplemental financial aid under the opportunity program (in education), and alternate financing for certain environmental protection capital projects.

Annual Information Statement Update, January 25, 2005

Revenue Actions

        General Fund Revenue enhancements are expected to raise $779 million in 2005-06. Significant proposals include:

        . Authorizing two sales-tax free weeks on clothing and footwear purchases under $250, instead of reverting to a permanent $110 exemption ($456 million);

        . Eliminating double benefits for certain taxpayers, changing outdated provisions to promote fairness and updating caps on corporate taxes to reflect changes in inflation ($51 million); and

        . Increasing the excise tax on wine from 5 cents per liter to 28 cents per liter, a level comparable with other states ($38 million).

        Other tax and fee increases include new penalties for vehicle owners caught speeding, by automated cameras, in work zones and on dangerous stretches of highway; higher filing fees for limited liability partnerships; modification of certain operating restrictions for the Quick Draw lottery game; and higher fees to register all terrain vehicles.

One-Time Resources

        The 2005-06 Financial Plan includes $856 million in one-time actions to support General Fund spending. The proposals, the majority of which do not result in new costs in later fiscal years, include:

        . Seeking the Comptroller's approval to make discretionary funding revisions only after independent review and public comment, which would reduce annual pension costs for State and local governments in 2005-06 ($321 million);

        .       Using the 2004-05 surplus ($170 million);

        . Using available resources from Federal Temporary Assistance for Needy Families (TANF) block grants to finance a portion of the Earned Income Tax Credit (EITC) and other programs that would otherwise be paid for in the General Fund ($61 million); and

        . Routine sweeps of fund balances, increasing Federal aid, and projected asset sales account for the balance of the nonrecurring actions.

Recommended Adds

        The combined total of spending, revenue, and nonrecurring actions described above is expected to be sufficient to provide funding for new investments, including tax reductions intended to improve the State's economic competitiveness, and enhanced State aid for local governments to help control the growth in local property taxes. Significant proposals include:

Spending Initiatives

        The recommendations include over $300 million in new General Fund spending initiatives in 2005-06, including:

Annual Information Statement Update, January 25, 2005

        . A State cap on the growth in local Medicaid costs effective January 1, 2006 leading to a full takeover of local Medicaid costs beginning January 1, 2008 ($121 million in 2005-06 growing to $1.3 billion by 2007-08);

        . Acceleration of the full State takeover of the Family Health Plus program, the cost of which is currently shared with counties ($25 million), with a full annual value for takeover of $576 million in 2006-07;

        . Additional local aid related to Medicaid costs ($20 million in 2005-06 and $10 million in 2006-07);

        . Enhanced aid for distressed municipalities and planning grants to improve local management ($55 million in 2005-06, growing to $109 million by 2006-07);

        . A county tax rebate program for taxpayers who live in counties that hold the growth in their general fund budgets at or below the proposed Medicaid spending cap ($67 million - begins in 2006-07);

        . A $10 million expansion of the Expanded In-Home Services for the Elderly Program (EISEP) in 2005-06, growing to $25 million in 2006-07, which will double the size of the current program funding;

        . New spending for mental health clinics and programs ($8 million);

        . More resources for Operation IMPACT, which directs State Police manpower and other State criminal justice resources to high-crime areas around the State ($5 million); and

        . Other spending initiatives, including new capital spending for health care facilities under the Health Care System Improvement Capital Grant Program, debt service costs related to new capital projects primarily to promote economic development, and a new program to provide employment services to unemployed and under-employed non-custodial parents.

Tax Cuts

        The recommendations include nearly $250 million in new, targeted tax cuts, including:

        . Acceleration of the phase-out of the 2003 temporary tax increases ($190 million) by dropping temporary rates more rapidly in 2005;

        . Tax credits to encourage economic development, including a targeted wage credit ($30 million);

        . STAR Plus, which provides an income tax credit that increases the annual STAR benefit by the rate of inflation in school districts that comply with the school spending cap ($12 million growing to $119 million in 2007-08); and

        . Expansion of the Earned Income Tax Credit (EITC) to encourage non-custodial parents to provide financial assistance to their children ($4 million growing to $22 million in 2007-08).

Annual Information Statement Update, January 25, 2005

ECONOMIC FORECAST SUMMARY

        The DOB economic forecast and the State's tax and fee structure serve as the basis for projecting receipts. After consulting with public and private sector experts, DOB prepares a detailed economic forecast for both the nation and New York, including Gross Domestic Product (GDP), employment levels, inflation, wages, consumer spending, and other relevant economic indicators. DOB then projects the yield of the State's revenue structure against the backdrop of these forecasts.

        DOB's economic forecast is described at length in "Explanation of Receipts Estimates --. Economic Backdrop," in the volume entitled "2005-06 New York State Executive Budget Financial Plan" available on the DOB website or by contacting DOB. The following is a brief summary of the major points.

U.S. ECONOMY

        Following almost two years of growth well above the economy's long-term trend rate, the nation is entering the fourth year of economic expansion. The economy added an average of 185,000 jobs per month in 2004, almost returning total payroll employment to its pre-recession level. Despite lackluster growth in both employment and wages, the bedrock of the nation's economic recovery has to this point been household spending, fueled by two rounds of tax cuts and very low interest rates. However, those supports will begin to diminish as we enter 2005, bringing economic growth closer to its estimated long-term trend rate. DOB is projecting growth in real U.S. GDP to decelerate from 4.4 percent for 2004 to
3.4 percent for the current year.

        DOB projects steady trend growth throughout the forecast period, permitting the Federal Reserve to maintain its "measured" course of interest rate increases. Recent data indicates that employment growth may finally be rebounding to rates that are more typical of a maturing expansion. Total nonagricultural employment is projected to grow 1.8 percent in 2005, following an increase of 1.0 percent in 2004. The U.S. unemployment rate is expected to decline to 5.3 percent in 2005, from 5.5 percent in 2004. The inflation rate, measured by the Consumer Price Index (CPI), is forecast to be 2.5 percent in 2005, following a similar rate in 2004.

THE NEW YORK STATE ECONOMY

        Recent above-trend national growth rates have helped to buttress the New York State economy as well. The State is estimated to have emerged from recession in the summer of 2003. The New York City economy is well on its way to a full recovery from the impact of the September 11th attack, reversing several years where the City's job base was in decline. The continued strengthening of the State economy will help to sustain the housing market, although not at the torrid pace of growth observed in 2004. Moreover, with the pickup in equity market activity toward the end of 2004, the profit outlook for the finance industry is brightening, though the level of profits for the year is not expected to match that of 2003. Bonus growth is expected to slow to 15 percent resulting in total New York wage growth of 4.9 percent for 2005, reduced modestly from 5.7 percent in 2004. State nonagricultural employment is projected to rise 1.1 percent in 2005, a significant improvement compared with 0.4 percent growth for 2004, but below projected growth of 1.8 percent for the nation.

2004-05 FINANCIAL PLAN UPDATE

        DOB projects the State will end the 2004-05 fiscal year with a cash-basis surplus of $170 million in the General Fund, after making the maximum annual contribution of $70 million to the State's Rainy Day

Annual Information Statement Update, January 25, 2005

Fund. As described below, the projected surplus results primarily from recent positive revenue experience, which is driving projected underlying revenue growth of 10.2 percent in 2004-05.

        General Fund receipts, including transfers from other funds, are now projected at $43.5 billion. DOB has revised the revenue estimate upward based on revenue collections to date and the strength of key economic indicators, both of which have exceeded expectations. Consistent with the experience in prior State economic expansions, personal income tax collections have shown robust growth, which DOB believes is due mainly to increases in non-wage income. Real estate related tax collections have also exceeded planned levels, reflecting strength in home sales and mortgage refinancings.

        General Fund spending is expected to total $43.4 billion in 2004-05. A delay in the expected receipt of $200 million in Empire conversion proceeds/7/ that was budgeted to reduce General Fund Medicaid spending and cost overruns in correctional services account for most of the increase. Financial Management Plan savings and lower than expected claims from counties under the General Public Health Works program partially offset these costs. The revisions are based on a review of actual operating results through December 2005, and an updated analysis of economic, revenue, and spending trends.

----------
/7/ See "Reserves and Risks" later in this Financial Plan Overview for a discussion of the conversion of not-for-profit health care entities to for-profit companies.

Annual Information Statement Update, January 25, 2005

---------------------------------------------------------------------------
                2004-05 General Fund Changes from Enacted Budget
                              (millions of dollars)
---------------------------------------------------------------------------
                                              Mid-Year   January
                                             Revisions   Revisions   Total
                                             ---------  ----------   ------
Enacted Budget (Before FMP)                       (434)                (434)
                                             =========               ======
Revenues                                           359         671    1,030
New Costs                                         (215)       (302)    (517)
                                             ---------  ----------   ------
Delayed Empire Conversion Proceeds                   0        (200)    (200)
Medicaid                                           (90)        (16)    (106)
DOCS                                               (75)        (45)    (120)
Lottery                                            (55)        (13)     (68)
General State Charges                                0         (45)     (45)
Collective Bargaining                              (43)                 (43)
Health                                               0          55       55
All Other Changes                                   48         (38)      10
Fiscal Management Plan Savings                     290        (129)     161
Use 2004-05 surplus in 2005-06                       0        (170)    (170)
Deposit to Rainy Day Fund                            0         (70)     (70)
---------------------------------------------------------------------------
Revised Estimate                                     0           0        0
---------------------------------------------------------------------------

        Based on actual results to date, State Funds spending is now projected to total $64.1 billion in the current year, a decrease of $136 million from the Mid-Year Update. Lower spending for the "wireless" emergency 911 capital project ($50 million), maximization of Patient Income Account revenues ($50 million), and the timing of other capital projects ($46 million) account for the majority of the decrease.

        All Funds spending in 2004-05 is now projected to total $101.6 billion, an increase of $316 million from the Mid-Year Update. Federal aid for K-12 education programs, including special education, is expected to exceed the Mid-Year estimate ($600 million), but is partially offset by the State Funds spending reductions described above.

        DOB projects the State will end the 2004-05 fiscal year with a balance of $1.2 billion in the General Fund. The balance consists of $864 million in the Rainy Day Fund, $301 million in the Community Projects Fund, and $21 million in the CRF.

        The closing balance excludes $693 million projected to be on deposit in the tax refund reserve account at the end of 2004-05. The tax refund reserve account is used to reserve money for the payment of tax refunds that are owed as part of the 2004 tax year, but are not processed until early in the subsequent fiscal year, as well as to accomplish other Financial Plan objectives. The projected balance includes amounts for the payment of tax refunds and $170 million from the 2004-05 estimated surplus, which the Governor recommends using to help balance the 2005-06 Financial Plan, as described earlier in this Overview.

2005-06 FINANCIAL PLAN

INTRODUCTION

        The State's Financial Plan projections consist of separate receipts and spending forecasts. The receipts forecast for the State's principal taxes, miscellaneous receipts, and transfers from other funds is

Annual Information Statement Update, January 25, 2005

described first, followed by the spending projections that summarize the annual growth in current services spending and impact of recommended actions for the State's major functions (e.g., Medicaid, school aid).

        The 2005-06 Financial Plan projections are presented on an All Funds basis, which encompasses activity in both State Funds and Federal Funds, thus providing the most comprehensive view of the financial operations of the State. [State Funds includes the General Fund, which is the principal operating fund of the State, and other State-supported funds including State SRFs, Capital Projects Funds (CPFs) and Debt Service Funds (DSFs)].

2005-06 RECEIPTS FORECAST

        --------------------------------------------------------------
                                      Total Receipts
                                        (millions
                                        of dollars)
        --------------------------------------------------------------
                              2004-05       2005-06    Annual  Percent
                              Revised      Proposed    Change   Change
                              --------     --------    ------  -------
        General Fund            43,516       45,091     1,575    3.6%
        State Funds             63,593       68,871     5,278    8.3%
        All Funds              101,129      105,520     4,391    4.3%
        --------------------------------------------------------------

        All Funds receipts are projected to total $105.5 billion, an increase of $4.4 billion (4.3 percent) over 2004-05 projections. The total comprises tax receipts ($50.7 billion), Federal grants ($36.6 billion) and miscellaneous receipts ($18.3 billion). The following table summarizes the receipts projections for 2004-05 and 2005-06.

Annual Information Statement Update, January 25, 2005

------------------------------------------------------------------------------
                  2005-06 Executive Budget Receipts Projections
                              (millions of dollars)
------------------------------------------------------------------------------
                              2004-05   Percent   2005-06    Percent   Percent
                              Revised    Share   Projected    Share    Change
                              --------  ------   ---------   -------  --------
ALL FUNDS RECEIPTS
Taxes                           48,078    47.5%     50,657      48.0%      5.4%
Federal Grants                  37,420    37.0%     36,560      34.6%     -2.3%
Miscellaneous Receipts          15,631    15.5%     18,303      17.3%     17.1%
   Total All Funds Receipts    101,129             105,520                 4.3%

STATE FUNDS RECEIPTS
Personal Income Tax             28,138    44.2%     29,616      43.0%      5.3%
   Net Change in Refund
    Reserve                        531     0.8%        134       0.2%    -74.8%
User Taxes and Fees             13,003    20.4%     13,638      19.8%      4.9%
Business Taxes                   5,473     8.6%      5,886       8.5%      7.5%
Other Taxes                      1,464     2.3%      1,517       2.2%      3.6%
   Total Taxes                  48,078    75.6%     50,657      73.6%      5.4%
   Total Taxes Adjusted (1)     47,547    74.8%     50,523      73.4%      6.3%
Miscellaneous Receipts &
 Federal Grants                 15,515    24.4%     18,214      26.4%     17.4%
   Lottery                       2,074     3.3%      2,321       3.4%     11.9%
   Other                        13,441    21.1%     15,893      23.1%     18.2%
   Total State Funds
    Receipts                    63,593              68,871                 8.3%

GENERAL FUND RECEIPTS
Personal Income Tax             18,932    43.5%     19,844      44.0%      4.8%
User Taxes and Fees              8,752    20.1%      8,622      19.1%     -1.5%
Business Taxes                   3,764     8.6%      4,066       9.0%      8.0%
Other Taxes                        730     1.7%        778       1.7%      6.6%
   Total Taxes                  32,178    73.9%     33,310      73.9%      3.5%
Miscellaneous Receipts
 & Federal Grants                2,301     5.3%      2,455       5.4%      6.7%
Transfers                        9,037    20.8%      9,326      20.7%      3.2%
   Total General Fund
    Receipts                    43,516              45,091                 3.6%

GENERAL FUND TAXES
Personal Income Tax             18,932    58.8%     19,844      59.6%      4.8%
   Gross - Refunds              27,607    85.8%     29,482       -         6.8%
   Net Change in Refund
    Reserve                        531     1.7%        134       -       -74.8%
   STAR                         (3,072)   -9.5%     (3,202)      -         4.2%
   RBTF                         (6,134)  -19.1%     (6,570)      -         7.1%
User taxes and fees              8,752    27.2%      8,622      25.9%     -1.5%
   Sales Tax                     8,097    25.2%      7,951      23.9%     -1.8%
   Other User Taxes and Fees       655     2.0%        671       2.0%      2.4%
Business Taxes                   3,764    11.7%      4,066      12.2%      8.0%
Other Taxes                        730     2.3%        778       2.3%      6.6%
   Total General Fund Taxes     32,178   100.0%     33,310     100.0%      3.5%
   Total General Fund Taxes
    Adjusted (2)                31,647              33,176                 4.8%
------------------------------------------------------------------------------
1    Nets out impact of refund reserve.

2 Nets out impact of refund reserve, STAR and the RBTF on the personal income tax.

Tax Receipts

        All Funds tax receipts are projected to be almost $51 billion in 2005-06, an increase of $2.6 billion (5.4 percent) from 2004-05. The increase is attributable to continued economic growth combined with the net impact of tax and other revenue actions proposed with this Budget. For an in-depth description of the sources and the factors affecting receipts growth for each tax and other revenue sources, see "Explanation

Annual Information Statement Update, January 25, 2005

of Receipt Estimates" in the volume entitled "2005-06 New York State Executive Budget Financial Plan" available on the DOB website or by contacting DOB.

Personal Income Tax

        All Funds PIT net receipts for 2005-06 are projected to reach $29.6 billion, an increase of $1.5 billion (5.3 percent) from 2004-05 due largely to an increase in underlying liability growth associated with improved economic conditions and the temporary three-year tax increase enacted in 2003. Excluding the Refund Reserve transaction, All Funds income tax receipts are projected to increase by 6.8 percent over 2004-05.

        PIT General Fund receipts for 2005-06 (excluding the Refund Reserve transaction) are projected to reach $19.7 billion, an increase of $1.3 billion from 2004-05 offset by increased STAR deposits of $130 million. The 2005-06 estimate reflects the accelerated phase-out of the temporary tax surcharge and other tax actions.

User Taxes and Fees

        All Funds user taxes and fees net receipts for 2005-06 are projected to reach $13.6 billion, an increase of $636 million (4.9 percent) from 2004-05. The sales and use tax is projected to reach $11.0 billion, an increase of $27 million or 0.2 percent from 2004-05. The sales tax base is expected to increase by 5.8 percent due largely to increases in employment, income and overall consumption. The increased revenue from the expanding base will be augmented by the gain from eliminating the exemption for clothing and footwear costing less than $110 and replacing it with an exemption for two specified tax-free weeks for clothing and footwear costing less than $250 and a minor increase from the proposal to allow direct shipments of wine into New York. These gains will be largely offset by the loss of the temporary one-quarter percent sales tax surcharge and by providing a new exemption for specified "Energy Star" products.

        The other user taxes and fees in this category are projected to increase $609 million (30.6 percent) from 2004-05. This change is also comprised of offsetting factors. First, the cigarette tax that is dedicated to HCRA and was formerly deposited directly into health related off budget accounts has been included as a special revenue fund and accounts for $561 million of the increase. This amount is offset by the normal decline in revenue due to the average annual decline in consumption. Second, motor vehicle fees would have declined due to the loss of revenue from the move to eight-year licenses in 2000. However, the Executive Budget recommends significant increases in several categories of fees which, while only effective for part of the 2005-06 fiscal year, will keep motor vehicle receipts roughly constant. Finally, revenue in this category is enhanced by the proposals to increase the excise tax on wine and to allow the direct shipment of wine to New York customers.

        General Fund user taxes and fees receipts for 2005-06 are projected to reach $8.6 billion, a decrease of $130 million (1.5 percent) from 2004-05. The sales and use tax is projected to decrease by $146 million (1.8 percent) from 2004-05 due to the loss of the temporary one-quarter percent sales tax surcharge which is partially offset by growth in the sales tax base. The other user taxes and fees are projected to increase by $16 million (2.4 percent) from 2004-05, due mainly to the proposed increase in alcoholic beverage taxes partially offset by the increased dedication of motor vehicle fees to transportation funds.

Annual Information Statement Update, January 25, 2005

Business Taxes

        All Funds business tax receipts in 2005-06 are expected to be $5.9 billion, or $413 million (7.5 percent) above 2004-05. This is due primarily to strong growth in corporate and bank tax collections in the current fiscal year and estimated increases in profitability, accompanied by increases in petroleum business tax rates effective January 1, 2005, and projected increases in 2006.

        General Fund business tax receipts in 2005-06 are projected to be $4.1 billion or $302 million (8.0 percent) over 2004-05. This reflects the continued strength of corporate and bank profitability.

Other Taxes

        All Funds other taxes in 2005-06 are expected to be $1.5 billion, which is $52 million (3.6 percent) above 2004-05 estimates. The increase is the result of a projected increase in estate tax collections of $52 million and an increase in real estate transfer tax of $5 million slightly offset by projected decreases in the other revenue sources in this category.

        The estimate for General Fund other taxes in 2005-06 is $778 million, which is $48 million (6.6 percent) above 2004-05. This estimate reflects an increase in estimated receipts from the estate tax, offset by minor losses in the other sources of revenue in this category.

Miscellaneous Receipts

        General Fund miscellaneous receipts are projected to total $2.5 billion in 2005-06, an increase of $158 million (6.9 percent) from the current fiscal year. Recommended increases in various fines and penalties, property sales, local government reimbursements, the proposal to increase the Part D Medicare subsidy, the increased payments from the New York Power Authority, and the expected modest increase in abandoned property receipts. These are offset by losses of tobacco bond proceeds, the loss of the deposit of the wireless surcharge in the General Fund and the loss of the Local Government Assistance Corporation sales tax deposit.

        Miscellaneous receipts in State Funds are projected at $18.2 billion in 2005-06, an increase of $2.7 billion (17.4 percent) over 2004-05. This increase is comprised of the increase in the General Fund of $158 million described above, augmented by an additional $2.5 billion in other State funds growth. The annual growth is primarily due to the additional HCRA financing, including Empire Conversion proceeds, to support State Medicaid costs and various public health programs ($1.6 billion), receipts that were formerly deposited directly into health related off budget accounts are now included in the special revenue fund ($364 million), increased receipts to the Provider Assessment SRF resulting from restoration of assessments on hospital, home care and nursing home revenues ($292 million), and higher lottery receipts, including VLT revenues.

        All Governmental Funds miscellaneous receipts for 2005-06 are projected to reach $18.3 billion, an increase of $2.7 billion (17.1 percent) over the adjusted current year forecast. The adjusted annual growth is to growth of $2.7 billion in other State funds described above.

Federal Grants

        Federal grants are projected to total $36.6 billion in 2005-06, a decrease of $860 million from the prior year. Changes to Federal grants generally correspond to changes in federally-reimbursed spending

Annual Information Statement Update, January 25, 2005

as described in the disbursements outlook section above. However, since Federal reimbursement was assumed to be received in the State fiscal year in which spending occurs, additional timing-related variances result. Major program areas projected to decline significantly from 2004-05 levels include World Trade Center ($1.6 billion), Children and Families ($195 million) and Medicaid ($145 million). These declines are partially offset by growth in welfare ($374 million), federally supported school aid costs ($210 million), elections ($148 million), homeland security ($96 million), and grants primarily to support capital projects for transportation and the environment ($50 million).

2005-06 DISBURSEMENTS FORECAST

--------------------------------------------------------------------------------
                               Total Disbursements
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                  Unadjusted      Adjusted/(1)/
                                                ---------------  ---------------
                2004-05    2004-05   2005-06    Annual  Percent  Annual  Percent
                Revised   Adjusted   Proposed   change   Change  Change   Change
                -------   --------   --------   ------  -------  ------  -------
General Fund     43,407     43,915     45,075    1,668     3.8%   1,160     2.6%
State Funds      64,137     65,570     69,088    4,951     7.7%   3,518     5.4%
All Funds       101,607    103,040    105,527    3,920     3.9%   2,487     2.4%
--------------------------------------------------------------------------------

(1) To provide a comparable basis for calculating annual change, the 2004-05 amounts have been adjusted for the inclusion of all HCRA funded programs on-budget and additional Medicaid spending to comply with Federal policy changes related to certain county shares adjustments. The 2004-05 adjustment for HCRA is $925 million in State Funds and All Funds; Medicaid is $508 million in the General Fund, State Funds and All Funds.

        General Fund spending is projected to total $45.1 billion in 2005-06, an increase of $1.2 billion (2.6 percent) over the adjusted current year forecast. State Funds spending, which includes both the General Fund and spending from other funds supported by State revenues, is projected to increase by $3.5 billion (5.4 percent) and total $69.1 billion in 2005-06. All Funds spending, the broadest measure of State spending, is projected to total $105.5 billion in 2005-06, an increase of $2.5 billion (2.4 percent). The Financial Plan projections assume that the 2005-06 Executive Budget recommendations are enacted in their entirety.

Annual Information Statement Update, January 25, 2005

        The major sources of annual spending change between 2004-05 and 2005-06 (after Executive Budget recommendations) are summarized in the table below.

--------------------------------------------------------------------------------
                Spending Projections -- After Recommended Savings
                         Major Sources of Annual Change
                              (millions of dollars)
--------------------------------------------------------------------------------
                                          Other
                               General     State     State   Federal
                                 Fund      Funds     Funds    Funds    All Funds
--------------------------------------------------------------------------------
2004-05 Revised Estimate        43,407    20,730    64,137    37,470   101,607
--------------------------------------------------------------------------------
All HCRA On-Budget                   0       925       925         0       925
Discontinue County Shares
 Adjustment                        508         0       508         0       508
--------------------------------------------------------------------------------
2004-05 Adjusted Estimate       43,915    21,655    65,570    37,470   103,040
--------------------------------------------------------------------------------
Major Functions
Public Health:
Medicaid                            (6)    1,284     1,278      (244)    1,034
Public Health                       54        43        97        31       128
K-12 Education:
School Aid                         321       137       458       210       668
All Other Education Aid            (11)       44        33        76       109
STAR                                 0       130       130         0       130
Higher Education                    26       369       395         6       401
Social Services:
   Welfare                         (72)        0       (72)      374       302
   Children and Family
    Services                       147        (1)      146      (165)      (19)
Mental Hygiene                      16        14        30       138       168
General State Charges              224        74       298        22       320
Debt Service                       (66)      104        38         0        38
Transportation                     (10)      237       227        19       246
All Other Changes
Empire State Development
 Corp                               52       175       227         0       227
Judiciary                           53         5        58         2        60
Local Government Aid                50         0        50         0        50
World Trade Center                   0        (1)       (1)   (1,538)   (1,539)
All Other                          382      (256)      126        38       164

--------------------------------------------------------------------------------
2005-06 Executive Budget
 Estimate                       45,075    24,013    69,088    36,439   105,527
--------------------------------------------------------------------------------
Dollar Change                    1,160     2,358     3,518    (1,031)    2,487
Percent Change                     2.6%     10.9%      5.4%     -2.8%      2.4%
--------------------------------------------------------------------------------

        The spending forecast for each of the State's major functions follows. In general, the forecasts are described in two parts: the first describes the current services estimate for each functional area; the second summarizes the impact of the Executive Budget recommendations.

        Projected disbursements are based on agency staffing levels, program caseloads, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions and changes in Federal law. In criminal justice, spending estimates are based on recent trends and data from the criminal justice system, as well as on estimates of the State's prison population. All projections account for the timing of payments, since not all the amounts appropriated in the budget are disbursed in the same fiscal year. Major assumptions used in preparing the spending projections for the State's major programs and activities are summarized in the table below. For a discussion of the spending forecast by Financial Plan fund type (e.g., General Fund, SRFs), see the section entitled "2005-06 Governmental Funds Financial Plan (Fund Type)" later in this Overview.

Annual Information Statement Update, January 25, 2005

--------------------------------------------------------------------------------
                            Selected Program Measures
--------------------------------------------------------------------------------
                                     2004-05    2005-06     2006-07    2007-08
                                     -------    -------     -------    -------
Economic Indicators
     Base Revenue Growth                 10.2%        6.5%       6.6%       6.2%
     Inflation Rate                       3.1%        2.5%       2.3%       2.8%
Education
     K-12 Enrollment                2,864,037   2,848,713        n/a        n/a
     Public Higher Education
      Enrollment (FTEs)               489,936     495,900        n/a        n/a
     TAP-Annual Average TAP
      Recipients                      345,000     345,000        n/a        n/a
Health
     Medicaid Coverage              3,622,184   3,748,627  3,868,627  3,988,627
     Medicaid Inflation                   4.1%        3.9%       3.8%       3.7%
     Medicaid Utilization                 2.3%        2.5%       2.6%       2.7%
     State Takeover of FHP
      Costs ($ millions)            $      49   $     312  $     576  $     625
     State Takeover of All
      Other Local
     Medicaid Costs (Net State
      Costs - $ millions)                 n/a        $121       $631     $1,257
Social Services
     Family Assistance Caseload       499,400     503,100    519,500    537,700
     Single Adult No Children
      Caseload                        142,300     152,800    165,300    179,000
Mental Hygiene Community Beds          81,388      83,032     84,373     86,650
Prison Population                      63,800      63,100        n/a        n/a
State Operations
     Negotiated Salary Increases0         2.5%       2.75%       3.0%       0.0%
     Personal Service Inflation           0.8%        0.8%       0.8%       0.8%
     State Workforce                  190,933     191,424    191,852    191,852
General State Charges
     Pension Contribution Rate            7.0%        7.0%      12.4%      11.5%
     Employee Health Insurance Rate      14.0%        9.2%      11.6%      10.9%
State Debt
     Interest on Variable Rate Debt       1.5%        2.8%       3.0%       3.3%
     Interest on 30-Year Bonds            5.0%        5.3%       5.8%       6.2%
--------------------------------------------------------------------------------
(1) Negotiated salary increases also include a recurring $800 base salary adjustment effective April 1, 2007.

PUBLIC HEALTH

        The Department of Health (DOH) is responsible for ensuring access to high quality health services for all New York residents. In fulfilling this responsibility DOH works closely with county health departments to promote and monitor statewide health activities, and reduce infectious diseases. In addition to the oversight and administration of various public health programs and services, including Medicaid, DOH operates one hospital, four nursing homes for veterans and three laboratory facilities.

Medicaid

        Medicaid, the largest program budgeted in New York State, finances health care services for low-income individuals, long-term care for the elderly, and services for disabled individuals, primarily through payments to health care providers. New York's per capita Medicaid spending of over $2,300 is the highest in the nation.

        The State share of Medicaid spending is budgeted principally in DOH ($11.3 billion), but also appears in the Office of Mental Health (OMH) ($290 million), the Office of Mental Retardation and Developmental Disabilities (OMRDD) ($1.1 billion), the Office of Alcoholism and Substance Abuse Services (OASAS) ($37 million), the Office of Children and Family Services (OCFS) ($33 million) and the State Education Department (SED) ($180 million). The major areas of DOH Medicaid spending in

Annual Information Statement Update, January 25, 2005

2005-06 include long-term care, inpatient hospital care, prescription drugs, managed care, outpatient hospital and clinics, and Family Health Plus.

        New York's Medicaid program is financed jointly by the Federal government, the State, and counties (including New York City). The Federal government matching rate on eligible Medicaid expenditures is 50 percent, the lowest matching rate possible. The county share is projected at $7.8 billion, or rough 17 percent of program spending, before Executive Budget recommendations. The Executive Budget proposes capping local government Medicaid costs at 2005 spending levels, adjusted by 3.5 percent in 2005-06, 3.25 percent in 2006-07 and
3.0 percent in 2007-08. Thus, effective January 1, 2006, the State will pay for any local costs above the cap. The projected local government share of Medicaid costs that the State will finance is $121 million in 2005-06, growing to $631 million in 2006-07, and $1.3 billion in 2007-08. In addition, the State will provide local governments with $20 million in new aid in 2005-06 related to growing Medicaid costs and $25 million by accelerating of the State takeover of FHP costs planned for January 1, 2006 up to October 1, 2005 for all local governments except New York City.

--------------------------------------------------------------------------------
              DEPARTMENT OF HEALTH -- MEDICAID SPENDING PROJECTIONS
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                  Unadjusted      Adjusted/(1)/
                                                ---------------  ---------------
                2004-05    2004-05    2005-06   Annual  Percent  Annual  Percent
                Revised   Adjusted   Proposed   change   Change  Change   Change
                -------   --------   --------   ------  -------  ------  -------
General Fund      6,811      7,319      7,313      502     7.4%      (6)   -0.1%
Other State
 Support          2,677      2,677      3,961    1,284    48.0%   1,284    48.0%
State Funds       9,488      9,996     11,274    1,786    18.8%   1,278    12.8%
Federal Funds    19,959     19,959     19,715     (244)   -1.2%    (244)   -1.2%
All Funds        29,447     29,955     30,989    1,542     5.2%   1,034     3.5%
--------------------------------------------------------------------------------
(1) To provide a comparable basis for calculating the annual change, the 2004-05 amounts have been adjusted for additional Medicaid spending to comply with Federal policy changes related to certain county shares adjustments ($508 million in General Fund, State Funds and All Funds).

        DOH General Fund Medicaid will decrease by $6 million on an adjusted year-to-year basis. Total DOH Medicaid spending in 2005-06 is projected to increase by $1.0 billion (3.5 percent) over the adjusted prior year, consisting of an increase in other State support of $1.3 billion offset by a decline in Federal funding of $244 million. The higher State spending is attributable primarily to projected growth in the cost of services and prescription drugs, the rising number of Medicaid recipients, increases in utilization, Federal law changes, and the State cost of the local Medicaid cap, offset by the 2005-06 Executive Budget recommendations to reduce costs. These changes are described in more detail below. The number of Medicaid recipients is projected to average 3.7 million (excluding Family Health Plus) in 2005-06, an increase of 3.5 percent over the current fiscal year.

        State Funds DOH spending is projected to total $11.3 billion in 2005-06. The General Fund will support $7.3 billion of spending, with the balance of $4.0 billion financed through various SRFs. These SRFs include: (1) the HCRA Transfer account supported by HCRA pool resources and used to finance Medicaid pharmacy costs, a portion of the Family Health Plus Program, and various Medicaid related programs including the Workforce Recruitment and Retention Program; (2) the Provider Assessments Fund currently supported by a partially reimbursable 5 percent assessment on nursing home revenues; and (3) the Indigent Care account supported by taxes, assessments and surcharges on hospital revenues and third-party payers and used to finance payments to providers and municipalities for the cost of providing services to uninsured people.

Annual Information Statement Update, January 25, 2005

--------------------------------------------------------------------------------
                        DEPARTMENT OF HEALTH -- MEDICAID
     SOURCES OF ANNUAL SPENDING INCREASE/(DECREASE) FROM 2004-05 TO 2005-06
                              (millions of dollars)
--------------------------------------------------------------------------------
                                      General  Other State   Federal
                                       Fund      Funds        Funds    All Funds
                                      -------  -----------   -------   ---------
Current Services:
Program Growth                          619            7        914       1,540
Family Health Plus Takeover/Growth      282          146        270         698
2004-05 Medicaid Cycle Delay            190                     270         460
HCRA Financing                          302           56                    358
Empire Conversion Proceeds             (200)         200                      0
Federal Changes                         568                    (619)        (51)

Executive Budget Recommendations:
Local Cap                               121                                 121
Accelerate FHP Takeover                  25                                  25
Local Medicaid Relief                    20                                  20
Other Financing                        (795)         642         18        (171)
Provider Assessments                   (234)         264                     30
Family Health Plus Cost Containment    (227)         (30)      (295)       (552)
Hospital Cost Containment              (201)                   (312)       (513)
Nursing Home Cost Containment          (182)                   (211)       (393)
Pharmacy Cost Containment               (80)                   (127)       (207)
Restructure Dental/Other Benefits       (66)                   (102)       (168)
Managed Care Cost Containment           (48)                    (74)       (122)
All Other Cost Containment (Net)       (100)          (1)        24         (41)
--------------------------------------------------------------------------------
Total Annual Change                      (6)       1,284       (244)      1,034
--------------------------------------------------------------------------------

Current Services

Program Growth: General Fund growth is attributable to the increasing cost of providing health care services ($398 million), the rising number of recipients and corresponding increases in medical service utilization of services in hospitals, nursing homes, managed care programs, and growth in prescription drug costs ($221 million). Other changes in the State share of costs include reductions in available funds collected in the existing Indigent Care Fund and modest growth in provider assessments used to finance a portion of Medicaid costs. The Federal share of underlying growth is projected at $914 million.

Family Health Plus (FHP) Takeover/Growth: The State pays for its share of FHP from the General Fund and the HCRA Transfer account. The 2004-05 Enacted Budget authorized a full State takeover of local FHP costs over two years. The State began paying 50 percent of the local share of FHP in January 2005, and was scheduled to pay for 100 percent in January 2006. Absent the 2005-06 budget recommendations to accelerate the takeover, the takeover is expected to cost $49 million in 2004-05, growing to $331 million in 2005-06 (up $282 million), and to $612 million in 2006-07. Growth in other State Funds and Federal Funds for FHP reflects rising enrollment and utilization.

Cycle Payment Delay: Medicaid payments to providers are made on a weekly basis. The 2004-05 Enacted Budget deferred the last weekly 2004-05 Medicaid cycle from March 31, 2004 into the 2005-06 fiscal year, producing an annual increase of $190 million in the General Fund and $270 million in Federal Funds for the payment of that extra cycle in 2005-06.

HCRA Financing: General Fund support for HCRA is projected to grow by $302 million including a partial repayment of a 2002-03 loan from HCRA ($143 million) and a "tobacco guarantee" payment pursuant to the tobacco guarantee legislation that requires the General Fund to finance any projected shortfall in HCRA up to the payment that would have been received by HCRA absent the securitization of

Annual Information Statement Update, January 25, 2005

tobacco proceeds ($120 million), and a decline in HCRA support of Medicaid pharmacy costs. Spending from the existing HCRA Transfer Fund increases are primarily for the Workforce Recruitment and Retention Program.

Empire Conversion Proceeds: The 2004-05 Budget planned on $200 million in Empire conversion proceeds that would pay for Medicaid spending that would otherwise occur in the General Fund. Ongoing litigation has resulted in the proceeds from a completed sale being held in escrow until a decision is reached. DOB expects a favorable ruling and budgets the funds in 2005-06. Thus, 2004-05 General Fund costs have been adjusted upward, while 2005-06 costs have been lowered.

Federal Changes: Federal policy changes impacting county shares adjustments are expected to result in an increase in General Fund costs. In addition, the Federal government authorized a temporary 15-month increase of 2.95 percent in Federal Medical Assistance Percentage (FMAP) for Medicaid (from 50 percent to
52.95 percent) in May 2003. The temporary FMAP increase, which expired in June 2004, reduced total General Fund costs in 2004-05 by $260 million ($220 million in DOH Medicaid spending and $40 million in mental hygiene spending) and $128 million for localities. Thus, with the expiration of the FMAP increase, the General Fund will incur higher DOH Medicaid costs in 2005-06 ($220 million) and Federal Funds spending will decline ($388 million).

Executive Budget Recommendations

Local Cap: The Budget proposes a cap on local Medicaid costs up to 2005 spending levels, adjusted by 3.5 percent in 2005-06, 3.25 percent in 2006-07 and 3.0 percent in 2007-08. Effective January 1, 2008, the Budget recommends a full takeover of local government Medicaid costs to be partially financed with local sales tax revenues and other local resources. Capping local Medicaid costs is expected to result in higher General Fund costs beginning on January 1, 2006. DOB estimates the State cost of this phased in takeover of local costs initiative at $121 million in 2005-06, growing to $631 million in 2006-07, and $1.3 billion in 2007-08.

FHP Takeover: The State will provide local governments with $25 million in additional aid in 2005-06 related to a proposed acceleration of the State takeover of FHP costs from January 1, 2006 to October 1, 2005 for all local governments except New York City. This will bring the total value of the takeover to $312 million in 2005-06 and $576 million in 2006-07 after revising prior enrollment projections downward. Average annual FHP enrollment is expected to grow to 553,044 in 2005-06, an increase of 24 percent over the current fiscal year.

Local Medicaid Relief: In addition to the local benefit provided by the cap and the FHP takeover acceleration, the State will provide local governments with $20 million in new aid in 2005-06 related to growing Medicaid costs.

Other Financing: Several cost containment initiatives to restrain spending on programs financed by HCRA, including Child Health Plus, FHP spending revisions, and other revisions to HCRA revenues will be used to partially finance General Fund health care costs and avoid the need for a "tobacco guarantee" payment. A detailed explanation of the HCRA revisions is presented later in this Overview. In addition, increased recoveries from audit activities ($25 million) and Federal reimbursement to support audit contracts ($18 million) are expected to generate additional Federal aid that will be used to support General Fund spending for these services.

Annual Information Statement Update, January 25, 2005

Provider Assessments: The Executive Budget proposes an imposition of a 0.7 percent assessment on hospital revenues and an increase in the nursing home reimbursable assessment to 6.0 percent of revenues from 5.0 percent, which currently sunsets on March 31, 2006. This recommendation provides $234 million in funding for what otherwise would be General Fund health care costs, after accounting for $30 million in costs related to the reimbursable portion of the nursing home assessment.

FHP Cost Containment: Proposed FHP reforms are projected to reduce spending by $227 million in the General Fund and $30 million in the HCRA Transfer account. The proposals include conforming FHP benefits to those programs that provide less extensive coverage, higher co-payments, and closing eligibility loopholes.

Hospital Cost Containment: Proposals to reduce hospital costs include reducing reimbursement for inpatient detoxification services and Graduate Medical Education (GME) payments to certain facilities, continued management of high-cost specialty populations receiving mental health and substance abuse services through mental hygiene facilities, authorizing DOH to negotiate reimbursement rates for certain high-cost procedures, and the elimination of inflationary rate adjustments and the reconciliation of GME grant overpayments made in prior years. These actions are projected to save $201 million in the General Fund.

Nursing Home Cost Containment: Several proposals to control the rising costs of reimbursement to nursing homes are estimated to reduce 2005-06 spending growth in the General Fund ($182 million). They include an updated regional reimbursement methodology based on 2003 costs, revisions to the Medicaid case mix calculation that limits the use of Medicaid payments to subsidize other costs, and the elimination of inflationary rate adjustments.

Pharmacy Cost Containment: Several proposals to control the rising costs of prescription drugs would reduce spending growth in the General Fund ($80 million). These proposals include establishing a preferred drug program requiring prior authorization for certain high cost drugs and increasing pharmacy co-payments for both generic and brand-name prescription drugs.

Restructure Dental/Optional Benefits: Proposals include restricting adult dental benefits to clinical settings ($53 million) and eliminating various optional services provided to adult Medicaid recipients including private duty nursing, audiology, podiatry, and clinical psychology services ($13 million).

Managed Care Cost Containment: Projected savings include freezing managed care premium payments at current year levels, capping marketing expenses, and taking steps to ensure appropriate enrollment safeguards are in place.

All Other: All other recommended actions include General Fund reductions resulting from the application of recently approved one-time Federal credits for past emergency medical services provided to illegal immigrants ($42 million), the elimination of long-term care eligibility loopholes, realigning home care administrative reimbursement at more appropriate levels, and various other cost containment initiatives. These decreases are offset by new spending for enhanced home care rates for certain complex cases, for additional funds for long-term care reforms, and criminal background checks for staff employed by long-term care facilities.

Annual Information Statement Update, January 25, 2005

Other Public Health Programs

        In general, public health spending in New York is shared by the Federal government, the State, and local governments. Several public health programs, such as the Early Intervention program and General Public Health Works, are administered by county health departments for which the State reimburses counties for a share of program costs. The Financial Plan does not include the local government share of public health funding, but does include the entire Federal share.

        Consistent with the Governor's proposed budget reform bill, the 2005-06 Executive Budget includes the HCRA financed programs that are not currently included in the State Financial Plan, adding $929 million in 2005-06 to public health spending above the $4.4 billion already included throughout the State Financial Plan for HCRA. For more information on HCRA projections, see the section entitled "HCRA Financial Plan" in the volume entitled "2005-06 New York State Executive Budget Financial Plan" available on the DOB website or by contacting DOB.

        The largest public health programs include the Elderly Pharmaceutical Insurance Coverage (EPIC) Program providing prescription drug insurance to low-income seniors ($834 million), the Child Health Plus program that finances health insurance coverage for children of low-income families up to the age of 19 ($674 million), the General Public Health Works (GPHW) program that reimburses local health departments for the cost of providing certain public health services ($222 million), the Early Childhood Intervention (El) Program providing services to infants and toddlers under the age of three with disabilities or developmental delays ($253 million), and health and support programs for people suffering from AIDS/HIV ($366 million).

--------------------------------------------------------------------------------
                       PUBLIC HEALTH SPENDING PROJECTIONS
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                  Unaudjusted     Adjusted/(1)/
                                                ---------------  ---------------
                2004-05    2004-05    2005-06   Annual  Percent  Annual  Percent
                Revised   Adjusted   Proposed   change   Change  Change   Change
                -------   --------   --------   ------  -------  ------  -------
General Fund        705        705        759       54     7.7%      54     7.7%
Other State
 Support          1,479      2,404      2,447      968    65.4%      43     1.8%
State Funds       2,184      3,109      3,206    1,022    46.8%      97     3.1%
Federal Funds     1,241      1,241      1,272       31     2.5%      31     2.5%
All Funds         3,425      4,350      4,478    1,053    30.7%     128     2.9%
--------------------------------------------------------------------------------
(1) To provide a comparable basis for calculating annual change, the 2004-05 amounts have been adjusted for the inclusion of all HCRA funded programs on-budget ($925 million in State Funds and All Funds).

        All Funds spending in 2005-06 for public health is projected to increase by $128 million (2.9 percent) over the adjusted prior year, consisting of an increase in State share costs of $97 million and higher Federal aid of $31 million. The higher State share spending is primarily attributable to the projected growth in various public health programs, including EPIC.

        State Funds public health spending is projected to total $3.2 billion in 2005-06. Activities include reimbursement to localities for the costs of operating public health programs ($2.7 billion), personal service costs and fringe benefit costs for nearly 6,000 employees of DOH ($213 million), non-personal service costs including operational expenses ($261 million), and financing for capital projects to maintain DOH facilities ($13 million). In addition to General Fund support, a portion of DOH's costs are financed by patient care revenues, and fees related to regulations, registration, testing, and certification. Several local aid programs are financed by dedicated revenues, including transfers from HCRA and certain fees. Finally, Federal aid helps support various programs, including Federal nutrition assistance for Women, Infants, and Children (WIC), and is projected to total $1.3 billion in 2005-06.

Annual Information Statement Update, January 25, 2005

---------------------------------------------------------------------------
                                  PUBLIC HEALTH
                 SOURCES OF ANNUAL SPENDING INCREASE/(DECREASE)
                              (millions of dollars)
---------------------------------------------------------------------------
                                                  Other
                                        General   State    Federal     All
                                         Fund     Funds     Funds     Funds
                                        -------   -----    -------    -----
Current Services:
     EPIC                                          110                 110
     Child Health Plus                              16        27        43
     Early Intervention                     17                          17
     Local Public Health                    12                          12
     All Other                              14     (81)       10       (57)

Executive Budget Recommendations:
     Child Health Plus                             (13)      (13)      (26)
     EPIC                                          (13)                (13)
     Capital Improvement Grants                      7                   7
     TANF Program/Funding Realignment       20                          20
     All Other                              (9)     17         7        15
---------------------------------------------------------------------------
Total Annual Change                         54      43        31       128
---------------------------------------------------------------------------

Current Services

EPIC: Higher projected EPIC spending in 2005-06 is due primarily to the rising cost of prescription drugs and enrollment, which is projected to reach 358,000, an increase of 2.3 percent over current year projections.

Child Health Plus: Growth in the CHP program is attributable to projected increases in enrollment. CHP enrollment is expected to reach approximately 450,000 in 2005-06.

Early Intervention: Spending is expected to grow as a result of increases in the number of children enrolled in the program. DOB projects enrollment at 75,825 in 2005-06, an increase of 1,849 (or 2.4 percent) over 2004-05 estimated levels.

General Public Health Works: DOB projects that State funding for local public health services will total $222 million in 2005-06, an annual increase of $12 million.

All Other: The remaining All Funds spending decrease includes primarily revisions to other State support partially offset by the repayment of a HCRA loan from the Physicians Excess Medical Malpractice program ($45 million) and higher costs for personal services due to collective bargaining increases and staffing ($11 million).

Executive Budget Recommendations

Early Childhood Intervention: Proposals include instituting service fees based on parental income levels, allowing counties to negotiate rates with providers, eliminating reimbursement for extended home visits, requiring independent evaluations for children receiving a single service, and requiring health insurance coverage in the first instance. These proposals will result in savings beginning in 2006-07, as the reimbursement schedule for the El program is on a lag.

CHP: The Executive Budget recommends a temporary freeze on payments to providers that will reduce the growth in CHP spending.

EPIC: Projected savings in the EPIC program include automatic enrollment of low income EPIC enrollees in the Medicare Part D prescription drug program, and verification of applicants' reported income with Department of Tax and Finance income tax information.

Annual Information Statement Update, January 25, 2005

Health Care Capital Improvement Grants: The Executive Budget includes additional capital financing that will provide grants to hospitals to increase operational efficiency. The program is expected to eventually total $1 billion.

Program/Funding Realignment: Spending for certain health care programs previously financed by the TANF program have been shifted to the agencies directly responsible for their oversight.

All Other: Other Executive Budget proposals include the elimination of certain non-essential programs including Endoscopy Study, Reflex Sympathetic Dystrophy Syndrome, and Tattooing, Body Piercing Regulation, and certification of home medical equipment personnel. Higher use of non-General Fund resources to fund certain program costs and operational efficiencies achieved through information technology advancements are also expected to produce savings. The Executive Budget also recommends funding for criminal background checks for health care workers, and for disease management. In addition, the General Public Health Works program is recommended to be converted from a reimbursement-based entitlement program to a grant-based program in 2005-06 to enhance local discretion in efficiently targeting resources by eliminating State-level spending mandates. In addition to increasing local flexibility, this change is projected to result in a $12 million annual increase in funding above 2004-05 levels.

K-12 EDUCATION

School Aid

        School aid, the single largest program financed by the General Fund, helps finance elementary and secondary education provided to New York pupils enrolled in nearly 680 school districts throughout the State. State funding is provided to districts based on statutory aid formulas and through reimbursement for various categorical programs. In New York, approximately 45 percent of spending on education by local school districts is funded by the State. School aid is distributed in a manner intended to allow districts to meet locally defined needs, to receive aid for the construction of school facilities, and to transport 2.5 million students statewide. The State Court of Appeals has found that the school financing system failed to provide students in New York City with an opportunity for a sound basic education, in violation of the State Constitution. The litigation is described in more detail in the section entitled "Reserves and Risks" in this Overview.

        Federal funding supplements school aid, representing approximately 15 percent of projected cash disbursements. Federal education aid supports a range of services including educational programs and services targeted to disadvantaged children, and free and reduced price meals.

    -------------------------------------------------------------------
                        SCHOOL AID SPENDING PROJECTIONS
                              (millions of dollars)
    -------------------------------------------------------------------
                                 2004-05    2005-06    Annual   Percent
                                 Revised    Proposed   Change   Change
                                 -------    --------   ------   -------
    General Fund                  12,907     13,228      321     2.5%
    Other State Support            2,184      2,321      137     6.3%
    State Funds                   15,091     15,549      458     3.0%
    Federal Funds                  2,545      2,755      210     8.3%
    All Funds                     17,636     18,304      668     3.8%
    -------------------------------------------------------------------

        All Funds spending for school aid is projected to total $18.3 billion in State fiscal year 2005-06. General Fund spending is projected at $13.2 billion, with the remaining aid paid from other State funds, primarily the Lottery Fund ($2.3 billion), and the Federal government ($2.8 billion).

        On a school year basis (July 1 through June 30), State support for school aid is recommended at nearly $15.9 billion in 2005-06 (excluding Federal aid), an increase of $526 million (3.4 percent) over the

Annual Information Statement Update, January 25, 2005

current school year. This $526 million increase comprises $201 million in traditional school aid and $325 million in a new Sound Basic Education aid program funded by VLT revenues. Major components of the $15.9 billion school year recommendation include Flex Aid ($8.4 billion), Public Excess Cost Aid ($2.3 billion), Building Aid ($1.4 billion), Transportation Aid ($1.2 billion), as well as the $325 million for SBE aid.

--------------------------------------------------------------------------------
                                   SCHOOL AID
                 SOURCES OF ANNUAL SPENDING INCREASE/(DECREASE)
                              (millions of dollars)
--------------------------------------------------------------------------------
                                          General      Other     Federal    All
                                            Fund    State Funds   Funds    Funds
                                          -------   -----------  -------   -----
Current Services:
  Federal Fund Reestimates                                         210      210
Balance of 2004-05 School Year               212                            212
2005-06 Traditional School Aid ($201M SY)    161         (20)               141
RESCUE/Transportation Grants/All Other       (13)       (110)              (123)

Executive Budget Recommendations:
Eliminate Quick Draw Restrictions            (39)         39                  0
2005-06 Sound Basic Education Aid
 ($325M SY)                                  228         228
--------------------------------------------------------------------------------
Total Annual Change                          321         137        210     668
--------------------------------------------------------------------------------

        On a State fiscal year basis, All Funds spending for school aid in 2005-06 is estimated to be $18.3 billion, an increase of $668 million from 2004-05. The increase includes $212 million for the balance of the prior school year increase, $369 million to cover the costs associated with the new school year recommendations, and $210 in increased Federal funds, partially offset by a decrease of $123 million primarily in projected spending from capital funds. These changes are explained in more detail below.

Current Services

Federal Funds Reestimates: Federal aid is projected to grow by $210 million over the revised 2004-05 estimate, reflecting increased grants to high-poverty school districts around the State ($191 million) and for the School Lunch and Breakfast Program ($19 million).

Balance of 2004-05 School Year Increase: The General Fund increases by $212 million to cover the remaining "tail" payments related to the 2004-05 school year increase of over $750 million.

2005-06 Traditional School Aid: The General Fund will finance $201 million of the $526 million school year increase. That translates into a State fiscal year increase of $141 million in the General Fund in 2005-06, as explained in more detail below. In addition, the General Fund will increase by another $20 million to cover the decrease in the State Lottery Fund contribution. The remaining $325 million of the school year increase is paid for from the Lottery Fund, as described below.

RESCUE and Transportation Grants/All Other: The majority of changes are in capital spending, which decreases by $109 million reflecting the final spend-out in 2004-05 of the Rebuilding Schools to Uphold Education (RESCUE) program ($34 million) and one-time grants for school bus purchases ($75 million).

Annual Information Statement Update, January 25, 2005

Executive Budget Recommendations

Eliminate Quick Draw Restrictions: The Budget recommends lifting restrictions imposed on Quick Draw in its enabling statute, including limits on the hours of operation and food sales and restrictions on the minimum size of premises that can operate Quick Draw games. The changes are expected to generate $39 million in additional lottery revenues.

SY 2005-06 Sound Basic Education Aid: The school year increase of $526 million includes $325 million for a new Sound Basic Education Aid Program. The State fiscal year increase of $228 million for Sound Basic Education Aid will be fully supported with VLT revenues. New York City will receive approximately 60 percent of the aid to be distributed from this program under a formula that will include weightings for concentrations of children from economically disadvantaged backgrounds, children with limited English proficiency, and regional cost differences.

2005-06 Traditional School Aid: The traditional school aid recommendation of a $201 million increase includes higher funding of $122 million in Flex Aid and $77 million in expense-based aids. A new $15 million Fund for Innovation Program is also proposed for the State's Big Five City school districts that is intended to promote public/private partnerships that integrate technology in the classroom.

        Finally, the school aid recommendations include a number of reforms in building aid and special education aid. Building aid reforms include targeted initiatives to address NYC school facility needs, creation of a simplified building aid formula to provide realistic student-based allowances, and a statewide Wicks Law exemption. Special education reforms are advanced to eliminate the existing fiscal incentives for placing children in restrictive private placements by conforming the aid formula to that used to provide these same services in the public schools. With these reforms, Building aid increases by $27 million and Private Excess Cost aid decreases by $96 million on a school year basis.

School Tax Relief (STAR) Program

        STAR provides New York's taxpayers with school property tax relief. The three components of STAR, and their approximate share, include the enhanced school property tax exemption to eligible senior citizen homeowners (22 percent), the basic school property tax exemption to all other eligible homeowners (59 percent), and a flat refundable credit and rate reduction for New York City resident personal income taxpayers (19 percent).

-----------------------------------------------------------------------
                            STAR SPENDING PROJECTIONS
                              (millions of dollars)
-----------------------------------------------------------------------
                            2004-2005     2005-06     Annual    Percent
                             Revised      Proposed    Change     Change
                            ----------    ---------   -------   -------
General Fund                         0            0         0      0.0%
Other State Support              3,072        3,202       130      4.2%
State Funds                      3,072        3,202       130      4.2%
Federal Funds                        0            0         0      0.0%
All Funds                        3,072        3,202       130      4.2%
-----------------------------------------------------------------------

        STAR spending is expected to total $3.2 billion in 2005-06, and is comprised of $1.9 billion for the basic property tax exemption, $707 million for the enhanced property tax exemption, and $595 million for the New York City PIT reduction. The annual changes are described in more detail below.

Annual Information Statement Update, January 25, 2005

--------------------------------------------------------------------------------
                                      STAR
                 SOURCES OF ANNUAL SPENDING INCREASE/(DECREASE)
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                 Other
                                        General  State     Federal    All
                                          Fund   Funds      Funds    Funds
                                        -------  -----     -------   -----
Current Services:
Growth in STAR Program                             150                 150

Executive Budget Recommendations:
STAR School District Spending Cap                  (20)                (20)
--------------------------------------------------------------------------------
Total Annual Change                         0      130         0       130
--------------------------------------------------------------------------------

        STAR spending in 2005-06, prior to the Executive Budget recommendations to restrain school district spending, is projected to grow by $150 million over the current fiscal year. The increase includes 9 percent annual growth in the basic STAR exemption to homeowners and growth in the enhanced STAR exemption.

        The 2005-06 Executive Budget proposes instituting a school spending cap that would limit annual growth in local school district budgets to the lesser of 4 percent or 120 percent of the growth in Consumer Price Index. Slowing the growth in local tax increases is expected to reduce the growth in STAR payments by $20 million. The savings are reinvested in a recommended STAR Plus tax credit program that would provide increased tax cuts (described as a tax cut on the revenue side of the Financial Plan) for STAR recipients in school districts that keep their spending growth within the proposed spending cap.

Other Education Aid

        In addition to school aid, other education aid is provided for special education services and other targeted programs. Other education categories include Elementary, Middle, Secondary and Continuing Education (EMSC); cultural education, and higher education programs. Major programs under EMSC address specialized student needs or reimburse school districts for education-related services and include the School Lunch and Breakfast Program, the Pre-School Special Education Program, and non-public school aid. In special education, New York provides a full spectrum of services to over 400,000 students from ages 4 to 21. Higher and professional education programs ensure the quality and availability of post-secondary education programs and regulate the licensing and oversight for 44 State professions.

--------------------------------------------------------------------------------
                    OTHER EDUCATION AID SPENDING PROJECTIONS
                              (millions of dollars)
--------------------------------------------------------------------------------
                           2004-05        2005-06        Annual       Percentage
                           Revised        Proposed       Change         Change
                           -------        --------       ------       ----------
General Fund                 1,488          1,477           (11)           -0.7%
Other State Support             84            128            44            52.4%
State Funds                  1,572          1,605            33             2.1%
Federal Funds                  888            964            76             8.6%
All Funds                    2,460          2,569           109             4.4%
--------------------------------------------------------------------------------

        All Funds spending is expected to total $2.6 billion in 2005-06, comprised of $1.5 billion in General Fund spending, $128 million in other State support and $964 million in Federal funding. All Funds includes handicapped programs ($1.7 billion), State Operations ($286 million) and various other education programs ($583 million). The annual changes are described in more detail below.

Annual Information Statement Update, January 25, 2005

--------------------------------------------------------------------------------
                               OTHER EDUCATION AID
                 SOURCES OF ANNUAL SPENDING INCREASE/(DECREASE)
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                     Other
                                         General     State     Federal      All
                                           Fund      Funds      Funds      Funds
                                         -------     -----     -------     -----
Current Services:
Federal Fund Reestimates                                           76        76
Special Education Program Costs              50                              50
Other Base Changes                          (42)        2           0       (40)

Executive Budget Recommendations:
Higher Education Capital Matching Grant                20                    20
Program Reductions and Other Actions        (19)       22                     3
--------------------------------------------------------------------------------
Total Annual Change                         (11)       44          76       109
--------------------------------------------------------------------------------

Current Services

Federal Fund Reestimates: Growth of $76 million is due primarily to higher expected funding for the Individuals with Disabilities Education Act program that supports special education programs.

Special Education Program Costs: The $50 million projected increase in special education programs reflects enrollment growth in the Preschool Special Education Program and higher claiming ($40 million), summer school special education ($8 million) and private schools which serve the blind and deaf ($2 million).

Other Changes: The changes are attributable primarily to declining spending associated with one-time legislative member items.

Executive Budget Recommendations

Higher Education Capital Matching Grant: Includes $20 million in first-year costs for a new higher education capital matching grants program to finance critical programs for both public and private colleges and universities.

Program Reductions and Other Actions: Includes reductions and consolidations to reduce the spending growth in Elementary, Middle, Secondary and Continuing Education and higher education programs ($9 million). Other State support increases by $22 million, and includes $5 million first-year spending under a new $15 million capital program to finance matching grants for improvements at public broadcasting facilities.

HIGHER EDUCATION

        Higher education includes operational and administrative costs for the SUNY, CUNY, and the Higher Education Services Corporation (HESC). Nearly the entire higher education budget is supported by State funds, including General Fund support, tuition revenues and various fees.

        The SUNY system is the largest public university system in the nation with 64 campuses offering a range of academic, professional and vocational programs. The SU NY hospitals work together with

Annual Information Statement Update, January 25, 2005

medical schools in academics and research and provide students with a wide variety of residency programs. The SUNY system also includes 30 community colleges. Currently, there are over 413,000 SUNY students pursuing studies ranging from one-year certificate programs to doctorates.

        The CUNY system is the third largest public university system in the nation and provides higher education to the urban community of New York City. The State has full financial responsibility for CUNY's senior college operations and works in conjunction with the City of New York to support CUNY's community colleges. There are approximately 219,000 CUNY students currently enrolled in degree programs.

        HESC is responsible for administering TAP grant awards to income-eligible students and for providing centralized processing of other student financial aid programs. The Corporation also helps students as they plan for college by providing information and guidance on how to finance a college education. The financial aid programs that the Corporation administers are funded by the State and the Federal government.

--------------------------------------------------------------------------------
                     HIGHER EDUCATION SPENDING PROJECTIONS
                              (millions of dollars)
--------------------------------------------------------------------------------
                               2004-05      2005-06       Annual      Percentage
                               Revised      Proposed      Change        Change
                               -------      --------      ------      ----------
General Fund                     2,965        2,991          26            0.9%
Other State Support              3,726        4,095         369            9.9%
State Funds                      6,691        7,086         395            5.9%
Federal Funds                      187          193           6            3.2%
All Funds                        6,878        7,279         401            5.8%
--------------------------------------------------------------------------------

        All Funds spending is expected to total $7.3 billion in 2005-06, and is comprised of $3.0 billion in General Fund spending, $4.1 billion in other State support, and $193 million in Federal funding. By agency, All Funds spending is projected to total $5.0 billion in SUNY, $1.4 billion in CUNY, and $817 million in HESC. Another $632 million in State support for CUNY is paid from a State fiduciary fund (outside the All Governmental Funds Financial Plan) that consists primarily of senior college tuition revenues. The annual changes are described in more detail below.

Annual Information Statement Update, January 25, 2005

--------------------------------------------------------------------------------
                                 HIGH EDUCATION
                 SOURCES OF ANNUAL SPENDNIG INCREASE/(DECREASE)
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                       Other
                                            General    State    Federal    All
                                              Fund     Funds     Funds    Funds
                                            -------    -----    -------   -----
Current Services:
SUNY/CUNY/HESC Inflation and Salaries          223       63                 286
SUNY/CUNY Capital                                       187                 187
HESC TAP                                        20                           20
SUNY/CUNY Community Colleges Aid                10                           10
SUNY/CUNY/HESC All Other Services               47      (43)         6       10

Executive Budget Recommendations:
SUNY/CUNY Savings                             (137)      76                 (61)
Restructure TAP for Graduation Incentive      (135)                        (135)
SUNY/CUNY Capital                                        69                  69
SUNY/CUNY PACT                                   4                            4
All Other Budget Actions                        (6)      17                  11
--------------------------------------------------------------------------------
Total Annual Change                             26      369          6      401
--------------------------------------------------------------------------------

Current Services

SUNY/CUNY/HESC Inflation and Salaries: The Executive Budget provides $223 million in General Fund support and $63 million in Other State Funds support for salaries and inflationary increases at SUNY, CUNY, and HESC.

SUNY/CUNY Capital: Annual growth in capital spending reflects changes in the needs and priorities of the public universities as well as changes in the timing of capital projects ($187 million).

HESC TAP: Spending adjustments reflect annualization of the 2004-05 TAP Program ($20 million).

SUNY/CUNY Community Colleges Aid: The increase of $10 million is attributable primarily to enrollment growth.

SUNY/CUNY/HESC All Other Services: The increase reflects cash adjustments, annualizations, and nonrecurring special revenue funding for SUNY and CUNY financial aid activity.

Executive Budget Recommendations

SUNY/CUNY Savings: General Fund savings are achieved through a mix of administrative efficiencies and authorization for increased tuition revenues resulting in savings of $61 million on an All Funds basis.

HESC/AP Restructuring: Changes at HESC include the proposed restructuring of the TAP program, which would defer one-half of each first-time student's award until graduation as an incentive for timely degree completion, and additional reforms including more rigorous academic eligibility standards ($135 million).

Annual Information Statement Update, January 25, 2005

SUNY/CUNY Capital: The Executive Budget enhances the current multi-year capital investment programs for SUNY and CUNY with an additional $323 million over the next five years. Spending of $69 million reflects the first year of capital spending from these supplemental funds.

SUNY/CUNY PACT: The Executive Budget recommends $4 million in funding to finance the implementation of a new Partnership to Accelerate Completion Time (PACT) program to improve college graduation rates at all SUNY and CUNY campuses and participating private colleges.

All Other Budget Actions: Reflects reductions in the General Fund for the Aid for Part-Time Study program, which will be financed from other available revenues in 2005-06.

SOCIAL SERVICES

Welfare

        Welfare programs provide benefits to poor families in the form of cash grants, child welfare services, tax credits for eligible low-income workers, and employment services. The State's three main programs include Family Assistance, Supplemental Security Income (SSI) and Safety Net. The Family Assistance program, which is financed jointly by the Federal government, the State, and local districts, provides employment assessments, support services and time-limited cash assistance to eligible families and children. The State adds a supplement to the Federal SSI benefit for the elderly, visually handicapped, and disabled. The Safety Net Assistance program provides cash assistance and employment services for single adults, childless couples, and families that have exhausted their five-year limit on Family Assistance imposed by Federal law and is financed jointly by the State and local districts. Funding is also provided for local administration of welfare programs.

        Federal funding for welfare programs is provided through the Temporary Assistance for Needy Families (TANF) block grant. TANF funding also helps finance the State's EITC for low-income workers and child care services, including child care subsidies for low-income working families. In addition, the State directs the "difference" between the block grant and current spending requirements (the "TANF surplus") to fund additional eligible programs including employment and education.

------------------------------------------------------------------
               WELFARE/WELFARE ADMINISTRATION SPENDING PROJECTIONS
                             (millions of dollars)
------------------------------------------------------------------
                           2004-05   2005-06    Annual     Percent
                           Revised   Proposed   Change     Change
                           -------   --------   ------    --------
General Fund                1,465      1,393      (72)       -4.9%
State Funds                 1,465      1,393      (72)       -4.9%
Federal Funds               1,979      2,353      374        18.9%
All Funds                   3,444      3,746      302         8.8%
------------------------------------------------------------------

        All Funds spending for welfare is projected to total $3.7 billion in 2005-06, consisting of $1.4 billion in General Fund support and $2.3 billion in Federal support. Major programs include Family Assistance benefits ($1.3 billion), including the State's EITC ($746 million); Safety Net ($728 million); SSI ($633 million); and administration ($360 million).

        Welfare caseload is projected to total approximately 655,900 recipients in 2005-06, an increase of 14,200 from 2004-05. The family assistance caseload consists of approximately 327,200 families supported through the Family Assistance program, a decrease of 2,100 from the current year, and 175,900 families receiving benefits through the Safety Net program, an increase of 5,800. The caseload for single

Annual Information Statement Update, January 25, 2005

adults/couples supported through the Safety Net program is projected at 152,800, an annual increase of 10,500.

----------------------------------------------------------------------------
                         WELFARE/WELFARE ADMINISTRATION
                 SOURCES OF ANNUAL SPENDING INCREASE/(DECREASE)
                              (millions of dollars)
----------------------------------------------------------------------------
                                                  General   Federal     All
                                                    Fund     Fund      Funds
                                                  -------   -------    -----
Current Services:
     Loss of One-Time TANF                           141        0       141
     Caseload Growth                                  81      (24)       57
     Funding for Administration                       29        0        29

Executive Budget Recommendations:
     TANF Welfare Consolidation                        0      279       279
     Program/Funding Realignment                    (191)       0      (191)
     TANF Reprogramming                              (85)      85         0
     Out-of-Wedlock Bonus                            (25)      25         0
     Safety Net Work Rate Penalties                  (15)       0       (15)
     Eligibility/Benefit Restrictions                (10)       9        (1)
     Strengthening Families through Stronger
     Fathers                                           3        0         3
----------------------------------------------------------------------------
Total Annual Change                                  (72)     374       302
----------------------------------------------------------------------------

Current Services

Loss of One-Time TANF: TANF funding of $141 million used in 2004-05 for public assistance is not available in 2005-06.

Caseload Growth: In the General Fund, the combined family caseload (i.e., Family Assistance and Safety Net families) is expected to grow by 1 percent, adding $43 million in General Fund spending. The "non-family" Safety Net caseload is projected to increase by 7 percent, adding another $38 million. A projected decrease in the family caseload supported exclusively by the TANF block grant results in a reduction in Federal spending ($24 million).

Funding for Administration: Funding for administrative services associated with the public assistance program is projected to increase by $29 million.

Executive Budget Recommendations

TANF Welfare Consolidation: To improve accountability and streamline operations, the Budget recommends consolidating all TANF spending in the Office of Temporary and Disability Assistance (OTDA). Thus, TANF spending authority for both the Child Care and the Title XX Social Services Block Grants will now be appropriated in OTDA ($279 million).

Program/Funding Realignment: To streamline spending and focus on the core mission of the welfare program, spending that has limited or no local district involvement will be supported by the General Fund, not TANF, and budgeted in the agencies directly responsible for their oversight. These programs include advantage schools (OCFS, $20 million), home visiting (OCFS, $16 million), food pantries (DOH, $12 million), Women, Infants and Children program (DOH, $5 million), alternatives to incarceration

Annual Information Statement Update, January 25, 2005

(DPCA, $4 million), and school-based health centers (DOH, $3 million). In addition, certain child welfare and child care services formerly funded by TANF will now be funded through the child care and foster care block grants administered by OCFS ($131 million).

TANF Reprogramming: Recommendations would reduce General Fund costs and increase Federal funding by reprogramming the unspent prior-year TANF surplus earmarked for certain initiatives, and using funds in excess of the TANF maintenance-of-effort levels ($60 million and $25 million, respectively) to support EITC.

Reduction in "Out-of-Wedlock" Rate: The State received a TANF bonus from the Federal government for decreasing the rate of teenage out-of-wedlock pregnancies, which the Budget recommends using to support State welfare costs ($25 million).

Safety Net Work Rate Penalty: State reimbursement for administrative costs would be reduced for local districts that fail to achieve State-mandated work participation rates for their Safety Net population ($15 million).

Eligibility/Benefit Restrictions: Proposed benefit changes include decreasing the amount of earned income that is disregarded when determining benefit eligibility and eliminating benefits for families in which an adult fails to comply with mandated employment obligations. These proposed changes reduce General Fund costs by $10 million and increase Federal spending by $9 million.

Strengthening Families through Stronger Fathers: A portion of the savings noted above is proposed to be reinvested in a five-county demonstration program to assist unemployed and underemployed non-custodial parents in obtaining and retaining employment ($3 million).

OFFICE OF CHILDREN AND FAMILY SERVICES

        The Office of Children and Family Services (OCFS) provides child welfare services including foster care, adoption, child protective services, delinquency prevention, and child care. OCFS oversees the State's system of family support and child welfare services that are administered by local departments of social services and community-based organizations. Specifically, child welfare services programs, which are financed jointly by the Federal government, the State and local districts, are structured to encourage local governments to invest in preventive services necessary to reduce out-of-home placement of children. In addition, the State Child Care block grant, which is also financed by a combination of Federal, State and local sources, supports child care subsidies for public assistance and low-income families. The youth facilities program serves youth directed by family or criminal courts to be placed in residential facilities. Federal funding for OCFS programs is provided through the Flexible Fund for Family Services, Federal Title IV-E Foster Care and Adoption Assistance Payments, the Federal Child Care and Development Fund, and the Title XX Social Services block grant.

------------------------------------------------------------------
               CHILDREN AND FAMILY SERVICES SPENDING PROJECTIONS
                              (millions of dollars)
------------------------------------------------------------------
                           2004-05   2005-06    Annual     Percent
                           Revised   Proposed   Change     Change
                           -------   --------   ------    --------
General Fund                 1,318      1,465      147       11.2%
Other State Support             30         29       (1)      -3.3%
State Funds                  1,348      1,494      146       10.8%
Federal Funds                1,785      1,620     (165)      -9.2%
All Funds                    3,133      3,114      (19)      -0.6%
------------------------------------------------------------------

Annual Information Statement Update, January 25, 2005

        All Funds spending for OCFS is expected to total $3.1 billion in 2005-06, consisting of $1.5 billion in General Fund spending, $29 million in other State spending and $1 .6 billion in Federal spending. Spending supports child welfare ($1.8 billion), child care ($727 million) and juvenile justice services including delinquency prevention, youth facilities and local detention facilities ($272 million). The annual changes are described in more detail below.

----------------------------------------------------------------------------
                          CHILDREN AND FAMILY SERVICES
                 SOURCES OF ANNUAL SPENDING INCREASE/(DECREASE)
                              (millions of dollars)
----------------------------------------------------------------------------
                                                   Other
                                          General  State     Federal    All
                                            Fund   Funds      Funds    Funds
                                          -------  -----     -------   -----
Current Services:
     Underlying Base Changes                 (14)    (2)        114      98

Executive Budget Recommendations:
     TANF Welfare Consolidation                0      0        (279)   (279)
     Program/Funding Realignment             167      0           0     167
     Priority Programming                     (1)     0           0      (1)
     All other Budget Actions                 (5)     1           0      (4)
----------------------------------------------------------------------------
Total Annual Change                          147     (1)       (165)    (19)
----------------------------------------------------------------------------

Current Services

Underlying Base Changes: Spending decreases by $14 million in the General Fund due primarily to downward revisions in expected State reimbursements to local districts for child welfare spending. Additionally, increased use of Federal funds for programs such as foster care and adoption results in growth in Federal fund spending.

Executive Budget Recommendations

TANF Welfare Consolidation: To improve accountability and streamline operations, the Budget recommends consolidating all TANF spending in OTDA. Thus, TANF spending authority for Child Care and the Title XX Social Services Block Grant will now be appropriated in OTDA ($279 million).

Program/Funding Realignment: As noted above in the section on welfare, certain child welfare, child care and juvenile justice services currently funded by TANF are proposed to be financed with State funding in OCFS ($167 million).

Priority Programming: Funding for institutional-based programs is redirected to community-based programs for youth, including Persons in Need of Supervision
(PINS) and preventive mental health services.

All Other Budget Actions: Decreases reflect primarily program reforms and use of Federal and other funds in the area of juvenile justice.

Annual Information Statement Update, January 25, 2005

MENTAL HYGIENE

        The Department of Mental Hygiene comprises three independent agencies -- OMH, OMRDD, and OASAS. The agencies provide a wide array of services to special needs populations. Services are administered to individuals with mental illnesses, developmental disabilities, and chemical dependencies through institutional or community-based settings. Specifically, OMH plans and operates an integrated system of mental health care that serves adults with serious and persistent mental illness and children with serious emotional disturbances. OMRDD serves and supports individuals and families of individuals with developmental disabilities. OASAS licenses and evaluates service providers and implements programs for the prevention, early intervention, and treatment of chemical dependence.

        All three agencies provide services directly to their clients through State-operated facilities and receive reimbursement for these services from Medicaid, Medicare and third-party insurance. Patient revenues are pledged first to the payment of debt service on outstanding Mental Hygiene bonds, with the remaining revenue deposited to the PIA to help support General Fund costs of providing services.

------------------------------------------------------------------
                       MENTAL HYGIENE SPENDING PROJECTIONS
                              (millions of dollars)
------------------------------------------------------------------
                           2004-05   2005-06    Annual     Percent
                           Revised   Proposed   Change     Change
                           -------   --------   ------    --------

General Fund                 2,446      2,462      16        0.7%
Other State Support            437        451      14        3.2%
State Funds                  2,883      2,913      30        1.0%
Federal Funds                2,596      2,734     138        5.3%
All Funds                    5,479      5,647     168        3.1%
------------------------------------------------------------------

        All Funds spending is expected to total $5.6 billion in 2005-06, with $2.5 billion in General Fund spending, $451 million in other State funding and $2.7 billion in Federal funding. By agency, All Funds spending is projected to total $2.9 billion in OMRDD, $2.2 billion in OMH and $482 million in OASAS. The State share of Medicaid spending budgeted in the Department of Mental Hygiene is projected to total $1.4 billion in 2005-06. The annual increase of $168 million in mental hygiene programs is described in more detail below.

--------------------------------------------------------------------------------
                                 MENTAL HYGIENE
                 SOURCES OF ANNUAL SPENDING INCREASE/(DECREASE)
                              (millions of dollars)
--------------------------------------------------------------------------------
                                      General  Other State  Federal
                                       Fund       Funds      Funds     All Funds
                                      -------  -----------  -------    ---------
Current Services:
     Local Services                      125            0        0          125
     Underlying Program Growth           156            8     (106)          58

Executive Budget Recommendations:
     Patient Income Account Actions     (174)           0      242           68
     Local Assistance Efficiencies       (63)           0        0          (63)
     State Operations Efficiencies       (33)           0        0          (33)
     Local Program Redirection             5            0        0            5
     All Other Budget Actions              0            6        2            8
--------------------------------------------------------------------------------
Total Annual Change                       16           14      138          168
--------------------------------------------------------------------------------

Annual Information Statement Update, January 25, 2005

Current Services

Local Services: Funding increases support existing program commitments and mandates including OMRDD's NYS-CARES and NYS-OPTS programs and OMH's community bed pipeline.

Underlying Program Growth: Includes funding for collective bargaining agreements, inflation and staffing adjustments ($151 million); and a decline in PIA revenues used to offset General Fund spending ($107 million). Other factors include the "tail" of 2004-05 savings actions ($32 million) and removal of funding for the 27th institutional payroll ($70 million).

Executive Budget Recommendations

PIA Actions: Higher Federal aid is driven primarily by enhanced trend factors, Medicaid rate adjustments, additional revenues for inpatient billings, and Medicare cost settlements. These actions are expected to increase the amount of patient care revenues available to support what would otherwise be General Fund costs in 2005-06, resulting in net General Fund savings of $174 million.

Local Assistance Efficiencies: Includes conversion of 100 percent State funded programs to Medicaid ($18 million), aggressive pursuit of provider audit and under-spending recoveries and program development slippage ($26 million) and other local program cash management actions ($19 million).

State Operations Efficiencies: State Operations savings will be achieved through continued vacancy and staffing controls aimed at reducing excessive overtime and managing future hiring, as well as management of non-personal service spending ($33 million).

Local Program Redirection: Savings from reducing or eliminating funding for under-performing or less effective programs ($16 million) is redirected to enhance existing priority OMH and OASAS not-for-profit operated programs to improve recruitment and retention of direct care staff and maintain chemical dependence treatment services for the working poor ($21 million).

All Other Budget Actions: Other State Funds increased by more than $5 million as a result of increased funding for case management in adult homes.

TRANSPORTATION

        The Department of Transportation (DOT) directly maintains and improves the State's more than 40,000 highway lane miles and 7,500 bridges. Overall, the State's transportation network includes 239,000 lane miles of roads, 19,500 bridges, 4,000 railroad miles, 147 public use airports, 12 major ports and over 70 mass transit systems. The State maintains and improves this extensive collection of assets through taxes, Federal grants, voter-approved general obligation bonds, and bonds issued by public authorities pursuant to contractual agreements with the State. In addition to State-owned transportation assets, the DOT assists in funding projects for highways, bridges, transit systems and other transportation facilities which are owned by local governments.

Annual Information Statement Update, January 25, 2005

------------------------------------------------------------------
                       TRANSPORTATION SPENDING PROJECTIONS
                              (millions of dollars)
------------------------------------------------------------------
                           2004-05   2005-06    Annual     Percent
                           Revised   Proposed   Change     Change
                           -------   --------   ------    --------
General Fund                  113        103      (10)       -8.8%
Other State Support         3,568      3,805      237         6.6%
State Funds                 3,681      3,908      227         6.2%
Federal Funds               1,543      1,562       19         1.2%
All Funds                   5,224      5,470      246         4.7%
------------------------------------------------------------------

        All Funds spending in 2005-06 for transportation is projected to increase by $246 million (4.7 percent) over the prior year, consisting of an increase in State funding ($227 million) and Federal disbursements ($19 million).

        General Fund spending for transportation is projected to decrease by $10 million (8.8 percent) and reflects primarily the use of roughly $155 million of other funds to support what otherwise would be General Fund costs (including fringe benefits).

        Spending from other State Funds is projected to increase by $237 million, reflecting primarily the new five-year capital DOT Plan totaling $17.4 billion to improve transportation and transit facilities across the State. For a more detailed discussion of the new five-year capital DOT Plan, see the "Capital Program and Financing Plan" in this volume.

        In addition to funding the first year of the five-year DOT Capital Plan, the 2005-06 Executive Budget includes funding for the first year of the new Metropolitan Transportation Authority (MTA) five-Year Capital Program. Although not part of the State's capital plan, the MTA program reflects continuation of their core "State-of-Good-Repair and Normal Replacement" program at levels established in their 2000-2004 capital plan. The program also includes essential security projects, interagency policing facilities, and the City-funded extension of the #7 Line.

        State funding for transit systems comprises the majority of transportation SRF spending. Over $1.67 billion of 2005-06 transit aid is derived from taxes dedicated to the Mass Transportation Operating Assistance
(MTOA) Fund and the Dedicated Mass Transportation Trust Fund. Total disbursements from transportation SRFs are projected to be $1.84 billion in 2005-06, $162 million above the current year. This increase reflects an increase of $57.3 million in capital support for the MTA from the Dedicated Mass Transportation Trust Fund.

GENERAL STATE CHARGES

        General State Charges (GSCs) account for the costs of fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as for tax payments related to public lands and litigation. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. Other costs include State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and payments related to lawsuits against the State and its public officers.

        Employee fringe benefits paid from the General Fund are financed primarily by General Fund revenues (78 percent) and supplemented with revenue from fringe benefit assessments on Federal and

Annual Information Statement Update, January 25, 2005

other dedicated revenue programs (22 percent). Other General State Charges costs are paid in full by General Fund revenues.

------------------------------------------------------------------
                   GENERAL STATE CHARGES SPENDING PROJECTIONS
                              (millions of dollars)
------------------------------------------------------------------
                           2004-05   2005-06    Annual     Percent
                           Revised   Proposed   Change     Change
                           -------   --------   ------    --------
General Fund                3,665      3,889      224        6.1%
Other State Support           484        558       74       15.3%
State Funds                 4,149      4,447      298        7.2%
Federal Funds                 204        226       22       10.8%
All Funds                   4,353      4,673      320        7.4%
------------------------------------------------------------------

        All Funds spending on GSCs is expected to total $4.7 billion in 2005-06, and comprises $3.9 billion in General Fund spending, $558 million other State funding and $226 million Federal funding. Major components of All Funds spending include health insurance ($2.2 billion), pensions ($935 million), and social security ($804 million). The annual changes are described in more detail below.

----------------------------------------------------------------------------
                              GENERAL STATE CHARGES
                 SOURCES OF ANNUAL SPENDING INCREASE/(DECREASE)
                              (millions of dollars)
----------------------------------------------------------------------------
                                                   Other
                                          General  State     Federal    All
                                            Fund   Funds      Funds    Funds
                                          -------  -----     -------   -----
Current Services:
     Pension Rate Increase                   455      0           0      455
     Employee Health Care                    195      0           0      195
     All Other Changes                       (34)    73          22       61

Executive Budget Recommendations:
     Pension Rate Relief                    (321)     0           0     (321)
     Increased Non-General Fund Payments     (57)     0           0      (57)
     Other Budget Actions                    (14)     1           0      (13)
----------------------------------------------------------------------------
Total Annual Change                          224     74          22      320
----------------------------------------------------------------------------

Current Services

Pension Rate Increase: Higher projected contributions to the New York State and Local Retirement Systems for fiscal year 2005-06 are associated with discretionary actuarial funding changes developed by the State Comptroller in calculating the 2005-06 pension contribution rates. Baseline/projections from the Comptroller show an employer pension contribution rate of 11 percent of payroll in 2005-06 compared to 7 percent paid in 2004-05, resulting in an annual State pension cost of $1.3 billion, an increase of $455 million (56.7 percent) in 2005-06.

Employee Health Care: The cost of providing health insurance to State employees and retirees is projected to total $2.2 billion in 2005-06, an increase of $195 million (9.5 percent). The major program assumptions include underlying premium growth of 7.8 percent in 2005 and 11 percent in 2006 for the State employee health plan.

Annual Information Statement Update, January 25, 2005

Executive Budget Recommendations

Pension Rate Relief: The Executive Budget proposes legislation that would require the State Comptroller to seek independent professional review and receive public comment prior to making changes in pension funding assumptions. It is anticipated that through this process the 2005-06 pension contribution rate will be reduced from 11 percent to 7 percent, resulting in a total employer pension contribution of $935 million, an annual increase of $133 million (16.6 percent) compared to the $455 million increase that would otherwise occur.

Increased Non-General Fund Payments: The 2005-06 Executive Budget recommends increased funding for certain DOT personnel costs from the Dedicated Transportation Fund. This assumes that the full cost of Dedicated Highway personnel will be payable from the Dedicated Highway and Bridge Trust Fund, thus reducing what otherwise would be General Fund costs ($57 million).

Other Budget Actions: The most significant recommendation reflects revising statutory interest rates payable on court judgments from a current fixed rate of 9 percent to prevailing market rates ($7 million).

DEBT SERVICE

        The State pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities [e.g., Empire State Development Corporation (ESDC), Dormitory Authority of the State of New York (DASNY), Thruway Authority, Local Government Assistance Corporation (LGAC)] for which the State is contractually obligated to pay debt service, subject to an appropriation. Debt service is paid for through transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.

-----------------------------------------------------------------------
                        DEBT SERVICE SPENDING PROJECTIONS
                              (millions of dollars)
-----------------------------------------------------------------------
                           2004-05    2005-06                   Percent
                           Revised   Proposed   Annual Change    Change
                           -------   --------   -------------   -------
General Fund                 1,732     1,666           (66)       -3.8%
Other State Support          2,098     2,202           104         5.0%
State Funds                  3,830     3,868            38         1.0%
Federal Funds                    0         0             0         0.0%
All Funds                    3,830     3,868            38         1.0%
-----------------------------------------------------------------------

        All Funds spending on debt service is projected to total $3.9 billion in 2005-06, of which $1.7 billion is paid from the General Fund spending and $2.2 billion in other State funding. Spending reflects debt service due on revenue credits supported by dedicated taxes and fees and patient income, including PIT Revenue Bonds, Dedicated Highway and Bridge Trust Fund bonds and Mental Health facilities bonds, and service contract bonds that are supported primarily by the General Fund.

Annual Information Statement Update, January 25, 2005

---------------------------------------------------------------------------
                                  DEBT SERVICE
                  SOURCE OF ANNUAL SPENDING INCREASE/(DECREASE)
                              (millions of dollars)
---------------------------------------------------------------------------
                                                   Other
                                          General  State    Federal    All
                                            Fund   Funds     Funds    Funds
                                          -------  -----    -------   -----
Current Services:
     Underlying Growth                        84     293         0      377

Executive Budget Recommendations:
     Transportation Restructuring              0    (209)        0     (209)
     Debt Management Actions                (150)      0         0     (150)
     Javits Expansion                          0      20         0       20
---------------------------------------------------------------------------
Total Annual Change                          (66)    104         0       38
---------------------------------------------------------------------------

Current Services

Underlying Growth: The $377 million in current underlying growth includes increased costs from the bond-financing of prior year capital projects. It reflects the use of PIT revenue bonds (in lieu of more costly service contract bonds) to finance a variety of capital programs, and increases in debt service costs on other revenue credits, including Mental Health ($52 million), SUNY dormitory facilities ($10 million), and LGAC bonds ($21 million).

Executive Budget Recommendations

Transportation Restructuring: To generate short-term savings ($209 million), the proposal would restructure outstanding Dedicated Highway and Bridge Trust Fund bonds to more closely align the schedule for which principal amortizes to the underlying useful lives of the projects financed.

Debt Management Actions: Maximizing refunding savings, and diversifying the State's debt portfolio with variable rate obligations and interest rate exchange agreements, are projected to reduce the growth in costs ($150 million).

Javits Center: Reflects debt service for the State's share of the expansion of the Javits Center ($350 million).

ALL OTHER

        In addition to the programs described above, the Executive Budget includes funding for economic development, environmental protection, public protection, general government, the Judiciary, and various other programs. Significant sources of annual change in these areas include:

ESDC: Additional economic development initiatives, primarily for high technology projects, account for most of the $227 million All Funds increase.

Judiciary: Annual All Funds growth of $60 million is attributable primarily to personal service cost increases for collective bargaining ($20 million), as well as performance advances and inflation.

Annual Information Statement Update, January 25, 2005

Local Government Aid: The recommended increase of $50 million for aid and incentives for municipalities preserves existing funding for local governments while providing for additional aid to cities, ranging from 5 to 25 percent over two years, and will be tied to performance agreements intended to encourage local efficiencies and improve financial management. The recommended funding of $5 million for the Shared Municipal Services Incentive Awards will provide additional funding for collaborative shared service initiatives undertaken by two or more municipalities. Growth in local government aid reflects payments to Madison and Oneida counties related to Indian land claims settlements ($4 million), which are partially offset by the deferral of the final payment to the Nassau Interim Finance Authority from 2005-06 to 2006-07 ($8 million). The budget recommends continuation of the $170 million of aid to New York City that was used by the City to restructure MAC bonds.

World Trade Center: Immediate Federal aid directly related to the September 11th attacks is projected to be completed in 2004-05. Funds in 2004-05 were used to create a new captive insurance company to support the debris removal and recovery efforts ($1.0 billion) and to apply reimbursement for State-only expenses to support HCRA ($300 million). It also included hazard mitigation measures to reduce or eliminate the threat of future damage, and emergency protective measures to protect the public health and prevent damage to property ($300 million).

GENERAL FUND FINANCIAL PLAN OUTYEAR PROJECTIONS

        Before accounting for the impact of the 2005-06 Executive Budget recommendations, DOB projects potential budget gaps of $5.8 billion in 2006-07 and $5.6 billion in 2007-08. The 2005-06 recommendations are estimated to reduce the 2006-07 and 2007-08 gaps to roughly $2.7 billion each year. Detailed projections for both receipts and disbursements outyear gap estimates are described below. The gaps assume the Legislature will enact the 2005-06 Executive Budget recommendations in their entirety.

        The following table summarizes the impact of the 2005-06 Budget recommendations on the 2006-07 and 2007-08 budget gaps.

-----------------------------------------------------------------------
          Outyear Savings From 2005-06 Executive Budget Recommendations
                              (millions of dollars)
-----------------------------------------------------------------------
                                         2005-06    2006-07    2007-08
                                         -------    -------   --------
Revised Gaps                              (4,152)    (5,844)    (5,571)

Total Recommendations                      4,152      3,143      2,786
                                         -------    -------   --------
Spending Actions (net of adds):            2,763      2,513      2,025
     Spending Actions                      3,076      3,483      3,761
     Spending Initiatives                   (313)      (970)    (1,736)
Revenue Actions (net of tax cuts):           533        724        791
     Revenue Actions                         779      1,027        995
     Tax Cuts                               (246)      (303)      (204)
Non-Recurring Resources                      856        (94)       (30)
-----------------------------------------------------------------------
Remaining Budget Gaps                          0     (2,701)    (2,785)
-----------------------------------------------------------------------

Annual Information Statement Update, January 25, 2005

RECEIPTS PROJECTIONS FOR 2006-07 AND 2007-08

-------------------------------------------------------------------------------
                                 General Fund Receipts
                                 (millions of dollars)
-------------------------------------------------------------------------------
                                                    Annual              Annual
                                 2005-06  2006-07   Change   2007-08    Change
                                --------  -------  -------   --------  --------
Personal Income Tax               19,844   20,419      575     21,865     1,446
User Taxes and Fees                8,622    8,829      207      9,166       337
Business Taxes                     4,066    4,176      110      4,315       139
Other Taxes                          778      872       94        920        48
Miscellaneous Receipts             2,451    2,504       53      4,560     2,056
Federal Grants                         4        4        0          4         0
Transfers from Other Funds
    Revenue Bond Fund              6,129    6,208       79      6,515       307
    LGAC Fund                      2,300    2,377       77      2,473        96
    CW/CA Fund                       510      517        7        525         8
    All Other                        387      223     (164)       217        (6)
-------------------------------------------------------------------------------
Total Receipts                    45,091   46,129    1,038     50,560     4,431
-------------------------------------------------------------------------------
Annual Percent Change                                  2.3%                9.6%
-------------------------------------------------------------------------------

        General Fund tax receipts, including transfers from other funds, are projected to total $46.1 billion in 2006-07, an increase of $1 billion over 2005-06 projections. Base growth in tax receipts is expected to exceed historical averages, which is typical of an economy in the early stages of an expansion. Tax receipts are expected to increase by 2.3 percent in 2006-07, reflecting the loss of receipts from the temporary income tax surcharge. Growth jumps to 9.6 percent in 2007-08 due to the $2 billion increase in miscellaneous receipts associated with the Medicaid takeover plan. Adjusting for the impact of law changes, tax receipt growth is expected to average over 6 percent for the forecast period. The growth in tax receipts is consistent with DOB's forecast for the U.S. and New York economies, which projects the recovery extending into 2006 and 2007 and continued profitability in the financial services sector. A more detailed comparison of historical and projected growth rates for tax receipts is contained in "Explanation of Receipt Estimates" later in this volume.

Personal Income Tax

        In general, income tax growth for 2006-07 and 2007-08 is governed by projections of growth in taxable personal income and its major components, including wages, interest and dividend earnings, realized taxable capital gains, and business net income and income derived from partnerships and S Corporations.

        General Fund PIT receipts, before the impact of the refund reserve, are projected to increase by $752 million to $20.4 billion in 2006-07. The increase from 2005-06 reflects largely growth in underlying liability, offset by the elimination of the 2003 surcharge in tax year 2006. PIT receipts for 2007-08 are projected to increase by $1.4 billion to $21.9 billion. Again, the increase reflects growth in liability consistent with an expanding personal income base during economic expansion. Wages are expected to continue to improve steadily in 2006-07 and 2007-08, reflecting stronger employment growth and increases in bonuses paid. Realized capital gains are expected to continue growing significantly in 2006 and 2007. This growth represents the continuation of the recovery of the stock market from the anemic period of 2001 through 2003.

Annual Information Statement Update, January 25, 2005

        The 2006-07 and 2007-08 projections also assume increases in the other major components of income, consistent with continued growth in the overall economy. See "Explanation of Estimated Receipts, Economic Backdrop" for a more detailed discussion of these estimates.

        There is significant uncertainty associated with the forecast of the outyear income components. In many cases, a reasonable range of uncertainty around the predicted income components would include a significant range around outyear income tax estimates.

User Taxes and Fees

        General Fund receipts from user taxes and fees are estimated to total $8.8 billion in 2006-07, an increase of $207 million from 2005-06. The increase is due almost exclusively to the projected growth in the sales tax base, which changes in the overall New York economy. The expected growth in the sales tax base in 2006-07 is expected to be 4 percent.

        General Fund user taxes and fees receipts are expected to grow to $9.2 billion in 2007-08. The economy is expected to continue to grow at trend rates over this period, resulting in sales tax growth more in line with historical averages. This is expected to result in underlying growth in the sales tax base of 4.2 percent.

Business Taxes

        General Fund business tax receipts are expected to increase to $4.2 billion in 2006-07. This is due primarily to the anticipated continued growth in corporate and bank profits, as well as the continued growth in insurance premiums. Business tax receipts are projected to increase to $4.3 billion in 2007-08 reflecting continued modest increases in underlying liability.

Other Taxes

        General Fund receipts from other taxes are expected to increase to $872 million in 2006-07, reflecting the impact of the expected growth in household net worth on the value of taxable estates. In 2007-08, receipts are projected to rise to $920 million, reflecting the expectation of continued growth in estate tax liability.

Miscellaneous Receipts

        General Fund miscellaneous receipts are estimated at $2.5 billion in 2006-07 and $4.6 billion in 2007-08. The 2007-08 increase includes the proposed full State takeover of Medicaid costs beginning in 2008 and accounts for $2 billion of this increase.

Transfer from Other Funds

        Transfers from other funds are estimated to grow to $9.3 billion in 2006-07 and $9.7 billion in 2007-08. The projections anticipate growth in the dedicated portions of the PIT, sales tax and the real estate transfer tax, which comprise a significant portion of transfers from other funds each year. The projected growth in PIT, sales and real estate taxes ($371 million) in 2006-07 is more than offset by net increases in debt service related to PIT Revenue Bonds, LGAC Bonds and Clean Water/Clean Air General Obligation debt service ($208 million) and fund balances ($164 million).

Annual Information Statement Update, January 25, 2005

DISBURSEMENT PROJECTIONS FOR 2006-07 AND 2007-08

        DOB forecasts General Fund spending of $49 billion in 2006-07, an increase of $3.9 billion (8.7 percent) over recommended 2005-06 levels. The growth rate assumes that the Executive Budget recommendations are enacted in their entirety, but does not reflect additional actions to control spending beyond those proposed in the 2005-06 Executive Budget. Annual growth from 2006-07 to 2007-08 is projected at $2.2 billion (4.5 percent), adjusted for full State takeover of local Medicaid costs, or $4.5 billion (9.2 percent) with full takeover. The forecast for 2007-08 is necessarily more speculative than the forecast for 2006-07, since two budgets must be enacted between now and the development of the 2007-08 Executive Budget.

        The primary sources of annual spending growth for 2006-07 and 2007-08 are itemized in the table below. A detailed table of the key trend factors used in the outyear projections and the multi-year impact of all major budget recommendations was provided earlier in this overview, and should be read in conjunction with the following data.

-------------------------------------------------------------------------------
                           General Fund Disbursements
                              (millions of dollars)
-------------------------------------------------------------------------------
                                                    Annual              Annual
                                 2005-06  2006-07   Change   2007-08    Change
                                --------  -------  -------   --------  --------
Grants to Local Governments:      30,619   32,995    2,376      36,921    3,926
    School Aid                    13,228   13,394      166      13,732      338
    Medicaid                       7,313    9,122    1,809      12,358    3,236
    Welfare                        1,393    1,552      159       1,714      162
    All Other                      8,685    8,927      242       9,117      190
State Operations:                  8,055    8,809      754       9,250      441
   Personal Service                5,861    6,350      489       6,539      189
   Non-Personal Service            2,194    2,459      265       2,711      252
General State Charges              3,889    4,654      765       4,845      191
Transfer to Other Funds:
   Debt Service                    1,666    1,679       13       1,648      (31)
   Capital Projects                  219      234       15         231       (3)
   All Other                         627      609      (18)        617        8
-------------------------------------------------------------------------------
Total Disbursements               45,075   48,980    3,905      53,512    4,532
-------------------------------------------------------------------------------
Annual Percent Change                                  8.7%                 9.3%
-------------------------------------------------------------------------------
Grants to Local Governments

        Local assistance spending is projected to total $33 billion in 2006-07 and $36.9 billion in 2007-08. Medicaid, welfare, and school aid are primarily responsible for the annual growth. The following table summarizes some of the factors that affect the local assistance projections over the Financial Plan period.

Annual Information Statement Update, January 25, 2005

---------------------------------------------------------------------------------------------------------
                              Local Assistance -- Selected Program Measures
---------------------------------------------------------------------------------------------------------
                                                  2004-05        2005-06         2006-07       2007-08
                                                ------------   ------------   ------------   ------------
Medicaid
    Medicaid Coverage                              3,622,184      3,748,627      3,868,627      3,988,627
    Medicaid Inflation                                   4.1%           3.9%           3.8%           3.7%
    Medicaid Utilization                                 2.3%           2.5%           2.6%           2.7%
    State Takeover of FHP Cost ($ millions)     $         49   $        312   $        576   $        625
    State Takeover of all other Local Medicaid
       Costs (Net State Costs - $ millions)              n/a   $        121   $        631   $      1,257
Education
   K-12 Enrollment                                 2,864,037      2,848,712            n/a            n/a
   Public Higher Education Enrollment (FTEs)         489,936        495,900            n/a            n/a
   TAP-Annual Average TAP Recipients                 345,000        345,000            n/a            n/a
Welfare
   Family Assistance Caseload                        499,400        503,100        519,500        537,700
   Single Adult/No Children Caseload                 142,300        152,800        165,300        179,000
Mental Hygiene
   Mental Hygiene Community Beds                      81,388         83,032         84,373         86,650
---------------------------------------------------------------------------------------------------------

        General Fund spending for Medicaid is expected to grow by $1.8 billion to $9.1 billion in 2006-07 and another $3.2 billion to $12.4 billion in 2007-08. These projections reflect the estimated impact of the 2005-06 budget recommendations. The factors affecting growth include: more recipients, higher service utilization, and growth in prescription drug prices, which are projected to add approximately $840 million in spending in both 2006-07 and 2007-08; growth related to the State takeover of local FHP costs that are estimated to rise by $264 million in 2006-07 and $49 million in 2007-08; and the loss of resources from Empire conversion proceeds ($200 million) and HCRA ($500 million) that are expected to help lower 2005-06 spending, but will not be available again in 2006-07. The payment of an extra Medicaid cycle in 2005-06 partially offsets the increase in spending in 2006-07. In addition, the proposed cap on local Medicaid costs that phases into a full takeover of local Medicaid costs effective January 1, 2008 is expected to increase General Fund costs by $510 million in 2006-07 and $2.7 billion in 2007-08, which will be offset by $2.0 billion in additional receipts from local sales tax and other local resources currently used to pay local Medicaid costs.

        DOB projects the average number of Medicaid recipients to grow to 3.9 million in 2006-07, an increase of 3.1 percent over the estimated 2005-06 caseload of 3.7 million. FHP enrollment is estimated to grow to approximately 661,044 in 2006-07, an increase of 19.5 percent over projected 2005-06 enrollment of 553,044.

        Traditional school aid on a school year basis is projected at $16 billion in 2006-07 and $16.5 billion in 2007-08, an increase of $500 million. The traditional school aid projections assume growth in the Flex Aid program advanced with the 2005-06 Budget, the impact of recommended reforms to building and special education aid, and maintenance of current levels for most other aid categories. On a State fiscal year basis, school aid spending is projected to grow by approximately $166 million (1.3 percent) in 2006-07 and $338 million (2.5 percent) in 2007-08. In addition, revenues from VLTs are projected to finance additional sound basic education grants in Special Revenue Funds.

        Welfare spending, including administration, is projected at $1.6 billion in 2006-07, an increase of $159 million (11.4 percent) from 2005-06. Projected growth in family caseload ($72 million or 3 percent), and the single adult/childless couples caseload ($47 million or 8 percent) are responsible for the upward trend in spending.

Annual Information Statement Update, January 25, 2005

        All other local assistance programs total $8.9 billion in 2006-07, an increase of $242 million over 2005-06 recommended levels (2.8 percent). Growth in handicapped programs ($31 million), mental hygiene ($67 million), children and families services ($48 million), K-12 education programs excluding school aid ($46 million), and, to a lesser extent, other agencies are the main factors affecting spending.

State Operations

---------------------------------------------------------------------------------------------------------
                              State Operations -- Selected Program Measures
---------------------------------------------------------------------------------------------------------
                                                  2004-05        2005-06         2006-07       2007-08
                                                ------------   ------------   ------------   ------------
State Operations
    Prison Population (Corrections)                   63,800         63,100            n/a            n/a
    Negotiated Salary Increases /(1)/                    2.5%          2.75%           3.0%           0.0%
    Personal Service Inflation                           0.8%           0.8%           0.8%           0.8%
    State Workforce                                  190,933        191,424        191,852        191,852
---------------------------------------------------------------------------------------------------------

----------
(1) Negotiated salary increases include a recurring $800 base salary adjustment effective April 1, 2007.

        State Operations spending is expected to total $8.8 billion in 2006-07, comprised of $6.4 billion for personal service and $2.4 billion for non-personal service. This reflects an annual increase of $754 million (9.4 percent) mainly due to collective bargaining costs, normal "salary creep" increases, and inflationary increases for non-personal service costs ($563 million) and the decline in patient income revenues available to offset spending in the General Fund ($191 million).

General State Charges

---------------------------------------------------------------------------------------------------------
                           General State Charges -- Selected Program Measures
---------------------------------------------------------------------------------------------------------
                                                  2004-05        2005-06         2006-07       2007-08
                                                ------------   ------------   ------------   ------------
General State Charges
    Pension Contribution Rage                          7.0%           7.0%          12.4%          11.5%
    Employee Health Insurance                         14.0%           9.2%          11.6%          10.9%
---------------------------------------------------------------------------------------------------------

        GSCs are projected to total $4.7 billion in 2006-07 and $4.8 billion in 2007-08. The annual increases of $765 million (19.7 percent) in 2006-07 and $191 million (4.1 percent) in 2007-08 are due mainly to anticipated cost increases in pension and health insurance benefits for State employees and retirees. The estimates include projected costs of $1.4 billion in 2006-07 and 2007-08 for pensions, and $2.5 billion in 2006-07 and $2.8 billion in 2007-08 for health insurance. The employer pension contribution rate to the New York State and Local Retirement Systems is expected to increase from 7.0 percent of employee salaries in 2005-06 to 12.4 percent in 2006-07, and then decline to 11.5 percent in 2007-08. These rates, which assume the 2005-06 Executive Budget pension recommendation is implemented, require additional State spending of $506 million in 2006-07, and a decline in spending of $60 million in 2007-08. Spending for employee health care costs is expected to increase by $259 million in 2006-07 and another $273 million in 2007-08, and assumes average annual premium trend increases of 11 percent.

Transfers to Other Funds

---------------------------------------------------------------------------------------------------------
                                 Transfers -- Selected Program Measures
---------------------------------------------------------------------------------------------------------
                                                  2004-05        2005-06         2006-07       2007-08
                                                ------------   ------------   ------------   ------------
State Debt
    Interest on Variable Rate Debt                    1.5%           2.8%           3.0%           3.3%
    Interest on 30-Year Bonds                         5.0%           5.3%           5.8%           6.2%
---------------------------------------------------------------------------------------------------------

Annual Information Statement Update, January 25, 2005

        Transfers to other funds are estimated to total $2.5 billion in 2006-07 and 2007-08. Over the period of the Financial Plan, total transfers are projected to remain virtually unchanged. However, it should be noted that debt service transfers from the General Fund are projected to remain stable primarily because increases in debt service costs are reflected in State Funds due to the accounting treatment of the Personal Income Tax revenue bond program.

2005-06 GOVERNMENTAL FUNDS FINANCIAL PLAN
(FUND TYPE)

        This section summarizes the 2005-06 Financial Plan from the perspective of each of the four major fund types that comprise the All Funds budget: the General Fund, SRFs, CPFs, and DSFs.

GENERAL FUND

        The State projects General Fund receipts of $45.1 billion in 2005-06, an increase of $1.6 billion (3.6 percent) from the current year. The increase in General Fund receipts is the result of increased collections from the personal income tax and sales tax, resulting from temporary tax actions taken in the 2003-04 Enacted Budget as well as continued growth resulting from the improving economic climate. More detail on the receipts outlook is provided earlier in this Overview.

---------------------------------------------------------------------------------------------------------
                                          General Fund Receipts
                                          (millions of dollars)
---------------------------------------------------------------------------------------------------------
                                                  2004-05        2005-06         Annual         Percent
                                                  Adjusted       Proposed        Change         Change
                                                ------------   ------------   ------------   ------------
Personal Income Tax                                   18,932         19,844            912            4.8%
User Taxes and Fees                                    8,752          8,622           (130)          -1.5%
Business Taxes                                         3,764          4,066            302            8.0%
Other Taxes                                              730            778             48            6.6%
Miscellaneous Receipts                                 2,801          2,451           (350)         -12.5%
Federal Grants                                             8              4             (4)         -50.0%
Transfers From Other Funds:
   Revenue Bond Fund                                   5,842          6,129            287            4.9%
   LGAC Fund                                           2,171          2,300            129            5.9%
   CW/CA Fund                                            520            510            (10)          -1.9%
   All Other                                             504            387           (117          -23.2%
---------------------------------------------------------------------------------------------------------
Total Receipts                                        44,024         45,091          1,067            2.4%
---------------------------------------------------------------------------------------------------------
Transfers From Other Funds

        Transfers from other funds are expected to total $9.3 billion, an increase of $289 million from 2004-05. This annual increase comprises primarily higher transfers from the Revenue Bond Tax Fund (RBTF) ($287 million), the LGAC Fund ($129 million), offset by lower transfers from the CW/CA Fund ($10 million) and all other funds ($117 million).

        Transfers to the General Fund from PIT receipts deposited to the RBTF in excess of debt service payable on State PIT Bonds is projected to total $6.1 billion in 2005-06, an increase of $287 million from 2004-05. The annual increase is attributable to overall growth in PIT ($436 million), partially offset by an increase in debt service costs on those bonds ($149 million).

Annual Information Statement Update, January 25, 2005

        Transfers to the General Fund of sales tax receipts deposited to the LGAC fund in excess of debt service due on LGAC bonds is projected to total $2.3 billion in 2005-06, an increase of $129 million from the prior year. This growth is due to overall growth in sales tax receipts ($150 million), partially offset by a modest increase in debt service costs ($21 million).

        Transfers to the General Fund from the real estate transfer tax deposited to the CW/CA DSF in excess of debt service due on those general obligation bonds is projected to total $510 million in 2005-06. The modest change is due to overall growth in real estate transfer taxes ($5 million), more than offset by an increase in debt service costs ($15 million).

        All other transfers are projected to total $387 million in 2005-06, an annual decrease of $117 million primarily due to nonrecurring transfers from SUNY and CUNY to reimburse the General Fund for equipment costs ($163 million).

Disbursements

        The State projects adjusted General Fund disbursements, including transfers to other funds, of $45.1 billion in 2005-06, an increase of $1.2 billion (2.6 percent) from the current year. Increases in Grants to Local Governments ($454 million), State Operations ($448 million), GSCs ($224 million), and transfers ($34 million) account for the change. The major components of these disbursement changes are summarized below and are explained in more detail in the "2005-06 Financial Plan -- 2005-06 Disbursements Forecast" above.

---------------------------------------------------------------------------------------------------------
                                       General Fund Disbursements
                                          (millions of dollars)
---------------------------------------------------------------------------------------------------------
                                                  2004-05        2005-06         Annual         Percent
                                                  Adjusted       Proposed        Change         Change
                                                ------------   ------------   ------------   ------------
Grants to Local Governments                           30,165         30,619            454            1.5%
State Operations                                       7,607          8,055            448            5.9%
General State Charges                                  3,665          3,889            224            6.1%
Transfers to Other Funds
   Debt Service                                        1,732          1,666            (66)          -3.8%
   Capital Projects                                      198            219             21           10.6%
   All Other                                             548            627             79           14.4%
---------------------------------------------------------------------------------------------------------
Total Disbursements                                   43,915         45,075          1,160            2.6%
---------------------------------------------------------------------------------------------------------

Grants to Local Governments

        Grants to Local Governments include financial aid to local governments and nonprofit organizations, as well as entitlement payments to individuals. Local assistance spending is projected at $30.6 billion in 2005-06, an increase of $454 million from the current year. Growth in school aid ($321 million), CUNY operating costs (mainly for salary growth and increases in fixed costs) and CUNY/SUNY community college enrollment growth ($163 million), and welfare (due mainly to caseload increases) ($89 million) are partially offset by savings from Medicaid cost containment, TAP reforms, a patient income revenue reclassification described below, and other actions summarized in "2005-06 Gap-Closing Plan" earlier in this Overview.

Annual Information Statement Update, January 25, 2005

State Operations

        State Operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government and is projected to total $8.1 billion in 2005-06 an increase of $448 million (5.9 percent) from the prior year. Personal service costs (e.g., State employee payroll) comprise 73 percent of State Operations spending. The remaining 27 percent represents non-personal service costs for contracts, rent, supplies, and other operating expenses.

        The projected annual increase in State Operations is affected by the use of $400 million in patient income revenues in 2005-06 to offset local assistance spending, instead of offsetting State Operations spending as was done in 2004-05. The change results in a $400 million annual increase in State operations costs financed by the General Fund and a comparable decrease in local assistance spending. Adjusting for this reclassification, State Operations is projected to increase by $48 million from 2004-05. The growth, before any budget actions, is comprised of scheduled wage increases under current labor contracts, normal salary creep, and salary grade changes ($338 million), costs associated with the gaming and racing program ($108 million) and other program growth ($84 million). This underlying growth is offset by savings in agency operations ($161 million), the use of alternate sources of revenue to fund operations, and the removal of the 27th institutional payroll.

        Personal service spending, after Executive Budget actions, totals $5.9 billion in 2005-06, an increase of $246 million or 4.4 percent. The annual growth is driven primarily by the patient income revenue reclassification ($400 million) and underlying growth ($221 million) partially offset by savings resulting from budget actions, including revenue maximization ($375 million).

        Non-personal service spending totals $2.2 billion, an increase of $203 million or 10.2 percent. Underlying growth ($201 million) and the costs of the gaming and racing program ($108 million) partially offset by savings actions ($106 million) account for this increase.

        DOB projects the Executive branch workforce will total 191,424 in 2005-06, an increase of 491 over the current-year estimate. Of the 79 agencies that comprise the Executive Branch workforce, 25 project an annual increase in their workforce. Ten agencies project a reduction in their workforce in 2005-06. Tables that summarize of historical, current, and projected workforce levels by fund type and fund group appear in the "Financial Plan Tables" later in this Overview.

General State Charges

        GSCs account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as fixed costs for taxes on public lands and litigation costs.

        General Fund spending for GSCs is projected to be $3.9 billion in 2005-06, an increase of $224 million (6.1 percent) over the prior year. This annual increase is due mostly to rising costs of employee health benefits (an increase of $189 million to $2.2 billion), higher costs related to employer pension contributions (an increase of $133 million to $935 million) and fringe benefit increases for unsettled collective bargaining agreements ($31 million). These increases are partially offset by higher fringe benefit cost reimbursements to the General Fund which are payable from other funds, thus reducing General Fund costs ($129 million). GSCs are explained in more detail earlier in this Overview.

Annual Information Statement Update, January 25, 2005

Transfers to Other Funds

        Transfers to Other Funds are projected to total $2.5 billion in 2005-06 and include General Fund transfers to support debt service ($1.7 billion), capital projects ($219 million), and other funds ($627 million).

        General Fund transfers for debt service decline by $66 million (3.8 percent) from 2004-05 primarily due to $150 million in projected savings from debt management actions, offset by higher debt service on existing bonds for corrections and CUNY, and the accounting treatment of the PIT Revenue Bond program which reduces General Fund costs and increases costs State Funds. Transfers to support capital projects increase by $21 million mainly from a recast of the timing of capital spending based on experience to date. All other transfers are projected to increase by $79 million (14.4 percent) in 2005-06 due primarily to a nonrecurring transfer to the HCRA SRF to pay a prior year loan from the Physicians Excess Medical Malpractice Program ($45 million), and an increase in the State subsidy payments to SUNY hospitals ($27 million).

SPECIAL REVENUE FUNDS

        SRFs receive State and Federal revenues dedicated to finance specific activities. SRFs are intended to be self-supporting, with receipts equaling or exceeding disbursements. When statutorily authorized, certain funds and accounts may borrow from the State's Short-Term Investment Pool (STIP) to cover temporary cash shortfalls resulting from the timing of receipts and disbursements (i.e., disbursements occurring prior to receipts being received).

        In 2005-06 the SRFs Cash Financial Plan projects total receipts of $53.8 billion, total disbursements of $54.2 billion, and net other financing sources of $429 million, resulting in an operating surplus of $82 million.

Receipts

---------------------------------------------------------------------------------------------
                         Special Revenue Funds Receipts
                              (millions of dollars)
---------------------------------------------------------------------------------------------
                                      2004-05        2005-06         Annual         Percent
                                      Adjusted       Proposed        Change         Change
                                    ------------   ------------   ------------   ------------

Taxes                                      5,396          5,659            263            4.9%
Miscellaneous Receipts                    11,378         13,420          2,042           17.9%
Federal Grants                            35,634         34,728           (906)          -2.5%
---------------------------------------------------------------------------------------------
Total Receipts                            52,408         53,807          1,399            2.7%
---------------------------------------------------------------------------------------------

        Total SRF receipts are projected to be $53.8 billion in 2005-06, an increase of $1.4 billion (2.7 percent) over the current year adjusted forecast. Increases in miscellaneous receipts ($2.0 billion) and taxes ($263 million) offset by a decrease in Federal grants ($906 million). The major components of these receipt changes are summarized below and are explained in more detail in the "2005-06 Financial Plan - 2005-06 Receipts Forecast" earlier in this Overview.

Taxes

        Tax receipts in the SRF are projected to be $5.7 billion, an increase of $263 million (4.9 percent) over the adjusted current year forecast. The annual growth is driven primarily by taxes dedicated to support the

Annual Information Statement Update, January 25, 2005

STAR program resulting from increased participation by taxpayers and local tax levy growth ($130 million), and higher tax receipts dedicated to support the MTOA Fund ($90 million) and the Dedicated Mass Transportation Trust Fund ($43 million).

Miscellaneous Receipts

        Miscellaneous receipts are projected to be $13.4 billion, an annual increase of $2.0 billion (17.9 percent) over the current adjusted forecast. The annual growth is primarily due to the additional transfers from HCRA, including projected Empire conversion proceeds, to support State Medicaid and other public health costs ($1.0 billion), increased receipts from restoration of assessments on hospital, home care and nursing home revenues ($292 million), higher lottery receipts, including VLT revenues, due to expected development of new VLT facilities and higher SUNY receipts.

Federal Grants

        Federal grants are projected to be $34.7 billion, a decrease of $906 million (2.5 percent) from the prior year. Changes to Federal grants generally correspond to changes in federally-reimbursed spending as described in the "Disbursements Outlook" section above. However, since Federal reimbursement was assumed to be received in the State fiscal year in which spending occurs, additional timing-related variances result. Spending for World Trade Center activities ($1.6 billion), Children and Families ($195 million) and Medicaid ($145 million) are expected to decline significantly from 2004-05 levels. These declines are partially offset by growth in welfare ($374 million), federally supported school aid costs ($210 million), elections ($148 million), and homeland security ($96 million).

Disbursements

-----------------------------------------------------------------------------------------------------
                               Special Revenue Funds Disbursements
                                      (millions of dollars)
-----------------------------------------------------------------------------------------------------
                                              2004-05        2005-06         Annual         Percent
                                              Adjusted       Proposed        Change         Change
                                            ------------   ------------   ------------   ------------
Grants to Local Governments                       44,013         44,855            842            1.9%
State Operations                                   8,396          8,513            117            1.4%
General State Charges                                688            784             96           14.0%
Debt Service                                           0              0              0            0.0%
Capital Projects                                       2              2              0            0.0%
-----------------------------------------------------------------------------------------------------
Total Disbursements                               53,099         54,154          1,055            2.0%
-----------------------------------------------------------------------------------------------------

        Total SRF disbursements are projected to be $54.2 billion, an increase of $1.1 billion (2.0 percent) from the current adjusted forecast. The annual growth is due primarily to increases in Grants to Local Governments ($842 million), State Operations ($117 million) and GSCs ($96 million). The major changes in disbursements are summarized below and are explained in more detail in the "2005-06 Financial Plan - 2005-06 Disbursements Forecast" earlier in this Overview.

Grants to Local Governments

        Grants to local government are projected at $44.9 billion, an annual increase of $842 million (1.9 percent) from the adjusted 2004-05 projection. Sources of growth include higher spending from SRFs financed by transfers from HCRA and assessments on hospital, home care and nursing home revenues to support State Medicaid costs ($1.0 billion); Federal aid for education for instructional support, IDEA and the School Lunch programs ($522 million), the reclassification of "offset" spending from State

Annual Information Statement Update, January 25, 2005

Operations to local assistance ($400 million); grants for transit systems ($198 million), a net increase in social services spending driven by TANF reprogramming and growth in OCFS Federal Funds spending ($175 million), STAR due to increased participation by taxpayers and local tax levy growth ($130 million); implementation of the Help America Vote Act ($1 18 million) and Federal grants for Urban Area Security Initiatives ($96 million). The expected decline in World Trade Center spending ($1.6 billion) partially offsets the growth in other areas.

State Operations

        State Operations disbursements are projected to be $8.5 billion, an increase of $117 million (1.4 percent) from 2004-05. Spending increases as a result of collective bargaining agreements ($68 million), performance advances, and inflation ($79 million). An increase in revenues available to finance State Operations in the mental hygiene programs attributable to Federal revenue initiatives ($244 million) and an increase in SUNY revenues available to support SUNY operations ($76 million) account for the remaining increase. The reclassification of PIA "offset" spending from State Operations to local assistance partially offsets the growth in these areas ($400 million).

General State Charges

        Disbursements for GSCs are projected to be $784 million, an increase of $96 million (14.0 percent) from the prior year. Growing employer pension contributions and higher employee health insurance costs account for most of the annual growth in GSCs.

Other Financing Sources/(Uses)

----------------------------------------------------------------------------------------------
                          Special Revenue Funds Other Financing Sources/(Uses)
                                          (millions of dollars)
----------------------------------------------------------------------------------------------
                                                                      Annual         Percent
                                        2004-05        2005-06        Change         Change
                                     ------------   ------------   ------------   ------------
Transfers From Other Funds                  3,182          3,433            251            7.9%
Transfers To Other Funds                   (2,923)        (3,004)           (81)           2.8%
----------------------------------------------------------------------------------------------
Net Other Financing Sources (Uses)            259            429            170           65.6%
----------------------------------------------------------------------------------------------

        Transfers from other funds are projected to total $3.4 billion, an increase of $251 million (7.9 percent) from the current year. Patient care revenues, net of debt service on outstanding Mental Hygiene bonds ($136 million), a nonrecurring General Fund transfer to the HCRA Fund to finance a prior year excess medical malpractice loan ($45 million), a nonrecurring transfer from the Suburban Transportation Fund to the MTOA Fund for the MTA Commuter Railroad ($39 million), and an increase in the State subsidy payments to SUNY hospitals ($27 million) account for the change.

     Transfers to other funds are estimated to be $3.0 billion, an increase of $81 million (2.7 percent) from 2004-05. The annual growth is due to an increase in Federal Medicaid reimbursement for Mental Hygiene services before payment of debt service ($199 million), and a net increase in fund sweeps ($46 million) partially offset by nonrecurring transfers from SUNY and CUNY to reimburse the General Fund for equipment costs ($163 million).

Annual Information Statement Update, January 25, 2005

CAPITAL PROJECTS FUNDS

        The following section briefly summarizes activity in the capital projects fund type. For a complete explanation of the State's capital and debt programs, see the summary of the "Capital Program and Financing Plan" later in this AIS Update. The full Capital Program and Financing Plan for 2004-05 through 2009-10 is contained in the "2005-06 New York State Executive Budget Financial Plan" and is available on the DOB website or by contacting DOB.

        The CPF group accounts for spending from the CPF, which is supported by a transfer from the General Fund, and spending from other funds for specific purposes, including transportation, mental health, housing, public protection, education and the environment.

        The following tables for capital projects reflect accounting adjustments for capital projects activity for anticipated spending delays and certain capital spending that is not reported by the State Comptroller in actual cash spending results, although it is reflected in the State's Generally Accepted Accounting Principles (GAAP) Financial Statements. The spending is related to programs which are financed in the first instance by bond proceeds, rather than with a short-term loan from STIP or cash from the General Fund. Such capital spending is projected at $903 million in 2004-05 and almost $1.2 billion in 2005-06.

Receipts

---------------------------------------------------------------------------------------------
                         Capital Projects Funds Receipts
                              (millions of dollars)
---------------------------------------------------------------------------------------------
                                                                     Annual         Percent
                                       2004-05        2005-06        Change         Change
                                    ------------   ------------   ------------   ------------
Taxes                                      1,823          1,855             32            1.8%
Miscellaneous Receipts                     2,980          3,444            464           15.6%
Federal Grants                             1,778          1,828             50            2.8%
Total Receipts                             6,581          7,127            546            8.3%
GAAP Adjustment                             (903)        (1,168)          (265)          29.3%
Spending Delays                             (400)          (500)          (100)          25.0%
---------------------------------------------------------------------------------------------
Financial Plan Total                       5,278          5,459            181            3.4%
---------------------------------------------------------------------------------------------

        CPF receipts include dedicated tax receipts from highway-related taxes deposited to the Dedicated Highway and Bridge Trust Fund, and real estate transfer taxes deposited to the EPF. Miscellaneous receipts include bond proceeds that finance capital projects across all functional areas, as well as other fees, including State park fees, industry-specific environmental fees and receipts from the sale of surplus land.

Taxes

        Taxes deposited to the CPFs are projected to be $1.9 billion in 2005-06, an increase of $32 million (1.8 percent) from 2004-05. The projected growth includes increases in highway-related taxes deposited to the Dedicated Highway and Bridge Trust Fund and a statutory dedication of $112 million in 2005-06 from the Real Estate Transfer Tax to the EPF.

Annual Information Statement Update, January 25, 2005

Miscellaneous Receipts

        Miscellaneous receipts are projected to total $3.4 billion in 2005-06, an increase of $464 million from the current year. The increase is attributable primarily to projected increases in economic development ($295 million) and education ($173 million) programs financed with authority bond proceeds.

Federal Grants

        Federal grants are estimated at $1.8 billion in 2005-06, an increase of $50 million (2.8 percent) over 2004-05. Environmental grants are projected to remain level, while grants are projected to increase by $50 million to finance projects for the Division of Military and Naval Affairs ($10 million), transportation ($20 million) and World Trade Center capital reconstruction projects ($20 million).

Disbursements

----------------------------------------------------------------------------------------------------
                                  Capital Projects Funds Disbursements
                                          (millions of dollars)
----------------------------------------------------------------------------------------------------
                                                                            Annual         Percent
                                              2004-05        2005-06        Change         Change
                                           ------------   ------------   ------------   ------------
Transportation                                    3,495          3,602            107            3.1%
Parks and Environment                               670            661             (9)          -1.3%
Economic Development and Gov't Oversight            301            595            294           97.7%
Health and Social Welfare                           128            149             21           16.4%
Education                                           715            887            172           24.1%
Public Protection                                   213            235             22           10.3%
Mental Health                                       286            286              0            0.0%
General Government                                  137            137              0            0.0%
Other                                                32             58             26           81.3%
Total Disbursements                               5,977          6,610            633           10.6%
GAAP Adjustment                                    (903)        (1,168)          (265)          29.3%
Spending Delays                                    (400)          (500)          (100)          25.0%
----------------------------------------------------------------------------------------------------
Financial Plan Total                              4,674          4,942            268            5.7%
----------------------------------------------------------------------------------------------------

        Spending for CPFs (prior to adjustments) is projected to total $6.6 billion in 2005-06, an increase of $633 million. The majority of the projected increase is for economic development programs ($294 million) and education ($172 million). The balance of the increase is spread across transportation ($107 million), public protection ($22 million), health and social welfare ($21 million), and other areas ($15 million).

Other Financing Sources/(Uses)

----------------------------------------------------------------------------------------------------
                          Capital Projects Funds Other Financing Sources (Uses)
                                          (millions of dollars)
----------------------------------------------------------------------------------------------------
                                                                            Annual         Percent
                                              2004-05        2005-06        Change         Change
                                           ------------   ------------   ------------   ------------
Transfers From Other Funds                          233            257             24           10.3%
Transfers To Other Funds                         (1,047)          (937)           110          -10.5%
Bond Proceeds                                       193            185             (8)          -4.1%
----------------------------------------------------------------------------------------------------
Net Other Financing Sources (Uses)                 (621)          (495)           126          -20.3%
----------------------------------------------------------------------------------------------------

Annual Information Statement Update, January 25, 2005

        Transfers from other funds are estimated at $257 million in 2005-06, an increase of $24 million from 2004-05. The change is attributable to an increase in the transfer from the General Fund to the CPFs ($21 million), which supports pay-as-go capital spending in a variety of agencies. Of this increase, $6 million is attributable to the beginning of anticipated spending for the non-bonded portion of the Health Care Efficiency and Affordability Law with the balance representing the impacts of reestimates based on anticipated program activity.

        The $110 million decrease in CPF transfers to other funds primarily reflects a decrease in the transfer of receipts from the Dedicated Highway and Bridge Trust Fund to reimburse the General DSF for debt service on Dedicated Highway and Bridge Trust Fund and CHIPs bonds ($173 million), offset by increases in the transfer to the General Fund from the EPF ($21 million) and a new transfer from the Suburban Transportation Fund to the Mass Transportation Assistance Account ($39 million) for projected mortgage recording taxes deposited in that fund.

DEBT SERVICE FUNDS

        The following section briefly summarizes activity in the Debt Service Funds type. For a complete explanation of the State's debt perspective, see the "Capital Program and Financing Plan" in the "2005-06 New York State Executive Budget Financial Plan" availably on the DOB website or by contacting DOB.

        All tax-financed State debt service on long-term debt and payments on certain lease-purchase or other contractual obligations are paid from DSFs. These account for the accumulation of moneys set aside for, and the payment of principal and interest on, general long-term debt and certificates of participation. Debt service payments for SUNY Dormitories and Health and Mental Hygiene facilities made through contractual obligations with public authorities are also paid from funds classified as DSFs. Debt service on highway bonds supported by dedicated highway revenues is also reflected in this fund type, as such spending is reclassified to DSFs. DSF revenue sources include transfers from the General Fund, dedicated taxes and fees, patient receipts, and other revenues.

        Total receipts in the debt service funds are projected at $10.5 billion in 2005-06. Total debt service disbursements are expected to total $3.9 billion. Receipts in excess of those required to satisfy the State's debt service obligations are transferred to the General Fund or to other funds to support capital or operating disbursements.

Receipts

--------------------------------------------------------------------------------------------
                          Debt Service Fund Receipts
                             (millions of dollars)
--------------------------------------------------------------------------------------------
                                                                    Annual         Percent
                                      2004-05        2005-06        Change         Change
                                   ------------   ------------   ------------   ------------
Taxes                                     9,242          9,833            591            6.4%
Miscellaneous Receipts                      647            656              9            1.4%
--------------------------------------------------------------------------------------------
Total Receipts                            9,889         10,489            600            6.1%
--------------------------------------------------------------------------------------------

        Total DSF receipts are projected to be $10.5 billion, an increase of $600 million (6.1 percent) from 2004-05. The annual growth is due to increases in dedicated taxes ($591 million) as well as a modest increase in miscellaneous receipts ($9 million). These changes are described in more detail below.

Annual Information Statement Update, January 25, 2005

Taxes

        The $591 million (6.4 percent) increase in taxes deposited to the DSFs is primarily attributable to growth in dedicated PIT receipts deposited to the RBTF ($436 million), growth in sales and use taxes deposited to the Local Government Assistance Tax Fund ($150 million), and increases in real estate transfer taxes deposited to the CW/CA Fund ($5 million). Starting in 2006-07, a portion of the real estate tax deposits (up to $25 million) is projected to be redirected to the EPF to further support environmental programs.

Miscellaneous Receipts

        The modest projected increase in miscellaneous receipts of $9 million (1.4 percent) from 2004-05 is attributable primarily to receipts from SUNY dormitory fees ($9 million). Patient income for health and mental hygiene facilities as well as receipts supporting General Obligation housing bonds, are essentially unchanged.

Disbursements

----------------------------------------------------------------------------------------------------
                                Debt Service Fund Disbursements
                                     (millions of dollars)
----------------------------------------------------------------------------------------------------
                                                                            Annual         Percent
                                              2004-05        2005-06        Change         Change
                                           ------------   ------------   ------------   ------------
General Debt Service Fund                         3,150          3,105            (45)          -1.4%
LGAC                                                316            337             21            6.6%
Mental Health                                       255            307             52           20.4%
All Other                                           109            119             10            9.2%
----------------------------------------------------------------------------------------------------
Total Disbursements                               3,830          3,868             38            1.0%
----------------------------------------------------------------------------------------------------

        Total disbursements from the DSF are projected to increase from $3.8 billion in 2004-05 to $3.9 billion in 2005-06. The $38 million increase (1 percent) is due to growth in debt service costs from previous and planned bond sales, offset by $150 million in projected savings from debt management efforts, including the increased use of variable rate obligations and interest rate exchange agreements, as well as the restructuring of the Dedicated Highway and Bridge Trust Fund bonds to more closely align the schedule for principal amortization to the useful lives of the financed projects.

General DSF

        Spending from the General DSF is projected to decrease by $45 million (1.4 percent) from 2004-05 and reflects $150 million in projected savings from debt management actions and the restructuring of Dedicated Highway and Bridge Trust Fund Bonds ($209 million). These decreases are offset by increases in spending from the RBTF to support debt service on State PIT Revenue Bonds ($219 million).

LGAC

        The Local Government Assistance Tax Fund is projected to receive $2.6 billion in 2005-06 from the dedicated one-cent statewide sales tax. Debt service and related costs on LGAC bonds are projected at $337 million in 2005-06, an increase of $21 million (6.6 percent) from the prior year. Local aid payments due to the State Tax Asset Receivable Corporation (STARC) are paid from the Local Government

Annual Information Statement Update, January 25, 2005

Assistance Tax Fund after all LGAC debt and related obligations are met, and are reflected in the local assistance portion of the Financial Plan.

Mental Health

        Patient income revenues of $2.9 billion deposited and transferred to the Mental Health Services Fund will satisfy debt service obligations of $307 million in 2005-06. Debt service and related costs for this program are projected to increase by $52 million (20.4 percent) from 2004-05 levels. This increase is due primarily to savings achieved from refundings effectuated in prior fiscal years.

All Other

        This category includes debt service spending from the Health Income Fund, Housing Debt Fund, and the SUNY Dormitory Income Fund. The $10 million increase in spending from 2004-05 is attributable primarily to increased debt service for SUNY dormitory bonds ($10 million).

----------------------------------------------------------------------------------------------------
                            Debt Service Funds Other Financing Sources (Uses)
                                          (millions of dollars)
----------------------------------------------------------------------------------------------------
                                                                            Annual         Percent
                                              2004-05        2005-06        Change         Change
                                           ------------   ------------   ------------   ------------

Transfers From Other Funds                        5,221          5,212             (9)          -0.2%
Transfers To Other Funds                        (11,286)       (11,833)          (547)           4.8%
----------------------------------------------------------------------------------------------------
Net Other Financing Sources (Uses)               (6,065)        (6,621)          (556)           9.2%
----------------------------------------------------------------------------------------------------

Other Financing Sources/(Uses)

        The decrease in transfers from other funds compared to 2004-05 ($9 million) reflects reduced transfers from the General Fund and various other dedicated funds, including the Dedicated Highway and Bridge Trust Fund and the Centralized Services Fund, to the General DSF ($194 million) offset by increased transfers from the Federal Health and Human Services SRFs to the Mental Health DSF ($200 million), and a net reduction in all other transfers of $15 million.

        The $547 million (4.8 percent) increase in Transfers to other funds from 2004-05 reflects primarily the excess beyond the debt service due on State PIT Revenue Bonds from the RBTF ($287 million) and the Local Government Assistance Tax Fund ($129 million), as well as increased transfers in excess of SRFs from the Mental Health and the Health DSFs ($135 million), offset by lower transfers to the General Fund from the CW DSF ($10 million), and modest increases in other transfers ($6 million).

FINANCIAL PLAN RESERVES AND RISKS/8/

RESERVES

        The State projects that balances in its principal reserves to guard against unbudgeted risks will total $885 million in 2005-06. The reserves include $864 million in the Rainy Day Reserve Fund after a maximum deposit of $70 million in 2004-05, and $21 million in the Contingency Reserve Fund for

----------
/8/ For additional discussion of risks, see the section entitled "Special Considerations" in this AIS Update and the AIS dated September 19, 2004.

Annual Information Statement Update, January 25, 2005

litigation risks. To permanently improve the State's reserve levels, the Executive again will submit legislation in 2005-06 to increase the maximum size of the State's Rainy Day Fund from 2 percent to 5 percent of General Fund spending. Absent enactment of legislation to increase the Rainy Day Fund, the State has reached its statutory maximum balance of 2 percent with the 2004-05 annual deposit.

        The 2005-06 Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, Federal disallowances, or other Federal actions that could adversely affect the State's projections of receipts and disbursements.

RISKS

        Many complex political, social, and economic forces influence the State's economy and finances. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year. For example, the Financial Plan is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies. The Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes, and audit activity.

Economic Forecast

        DOB believes that the U.S. economy will grow at approximately its long-term trend growth rate through the end of the forecast horizon, but risks attend this forecast. The forecast is contingent upon the absence of any further severe shocks to the economy. Unpredictable events such as a terrorist attack remain the biggest risk to the economic expansion. Such a shock could induce firms to postpone their spending and hiring plans yet again, reducing future investment and employment, which in turn could result in lower consumption growth. Moreover, successful attacks on oil facilities abroad could send oil prices back up to their Fall 2004 highs, having adverse economic repercussions. A major setback in the Iraqi conflict could have a similar impact.

        On the other hand, a more rapid increase in export growth due to either a weakened dollar or faster global growth could generate a somewhat stronger increase in total output than expected. Similarly, lower inflation than expected, perhaps as a result of an even greater drop in the price of oil or stronger productivity growth than expected, could induce the Federal Reserve to be even more measured in its interest rate increases, resulting in stronger consumption and investment growth than projected. Moreover, stronger employment growth could result in higher real wages, supporting faster growth in consumer spending than expected.

        In addition to the risks described above for the national forecast, there are risks specific to New York. Another attack targeted at New York City would once again disproportionately affect the State economy. Any other such shock that had a strong and prolonged impact on the financial markets would also disproportionately affect New York State, resulting in lower income and employment growth than reflected in the current forecast. In addition, if the national and world economies grow more slowly than expected, demand for New York State goods and services would also be lower than projected, dampening employment and income growth relative to the forecast. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and IPOs is possible, resulting in higher wage growth than projected. It is important to recall that the financial markets, which are so pivotal to the direction of the downstate economy, are notoriously difficult to forecast. In an environment of global uncertainty, the pace of both

Annual Information Statement Update, January 25, 2005

technological and regulatory change is as rapid as it has ever been, compounding even further the difficulty in projecting industry revenues and profits.

Litigation/9/

        The State is a defendant in several court cases that could ultimately result in costs to the State Financial Plan. The most significant is the Campaign for Fiscal Equity v. State of New York, in which the State Court of Appeals directed the State to implement a remedy by July 30, 2004 that ensures all children in New York City have the opportunity to receive a sound basic education (SBE). In August 2004, the State Supreme Court directed a panel of three Special Masters to report and make recommendations on the measures the State has taken to bring its school financing system into constitutional compliance with respect to New York City schools. The Special Masters submitted their report to the Court on November 30, 2004. The report recommended (a) an annual increase of $5.6 billion in education aid to New York City to be phased in over four years and (b) $9.2 billion for school construction and renovation to be phased in over five years. The Court is scheduled to hear oral arguments and is expected to issue a ruling in January 2005.

        The 2005-06 Executive Budget proposes a combination of traditional school aid and a new SBE aid program as part of a comprehensive five-year plan to comply with the Court's order. Under an expansion plan proposed by the Governor in the 2005-06 Executive Budget, revenues from VLTs that will be used for SBE Aid are expected to total $325 million in 2005-06 growing to $700 million in school year 2006-07 and $1 billion in 2007-08. Eight VLT facilities are authorized under the current law, but two major facilities located at Yonkers and Aqueduct Raceways have not yet begun operations. These two facilities are expected to produce the majority of the growth of VLT receipts under current law. In July 2004, the Appellate Division of the Court of Appeals upheld the constitutionality of VLTs as a lottery providing education funding. However, the decision stated that certain allocation provisions within the statute allowing VLTs were unconstitutional. While the order of the Court allows current VLT facilities to continue operations, development of the Yonkers and Aqueduct projects has been deferred pending the outcome of litigation at the Court of Appeals.

        Ongoing litigation challenging the use of proceeds from the conversion of Empire Blue Cross/Blue Shield from a not-for-profit corporation to a for-profit corporation may result in a loss of resources in both the General Fund and HCRA. Pursuant to court order the State Comptroller is currently holding all proceeds in escrow until a judgment is rendered. The current and proposed HCRA Plans count on a total of $2 billion in Empire proceeds through June 30, 2007. Another $200 million in conversion proceeds is expected to finance Medicaid costs in the General Fund in 2005-06. The availability of the $2.2 billion in resources depends on successful resolution of the litigation or release of the moneys currently held in escrow. Under current law, the General Fund is required to finance any shortfall in HCRA up to the payment that would have been received by HCRA absent the securitization of tobacco proceeds (roughly $450 million annually). In addition, a statutory loan repayment provision requires the General Fund to provide up to $200 million to cover any additional HCRA shortfall.

        Other litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, as well as claims involving the adequacy of shelter allowances for families on public assistance. The State has implemented a court-ordered increase in the shelter allowance

----------
/9/ See the section entitled "Litigation" later in this AIS Update and in the AIS dated September 19, 2004 for a complete summary of litigation affecting the State.

Annual Information Statement Update, January 25, 2005

schedule for public assistance families that became effective on November 1, 2003. However, the plaintiffs are challenging the adequacy of the increase and thus further Court proceedings are pending.

Federal

        The Federal government is currently auditing Medicaid claims submitted since 1993 under the school supportive health services program. At this point, the Federal government has not finalized audits, and, as a result, the liability of the State and school districts for any disallowances cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The Financial Plan assumes the Federal government will fully reimburse these claims.

        In addition, through June 2004, a portion of Federal Medicaid payments related to school supportive health services has been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse school districts for these costs, these Federal deferrals, if not resolved, could negatively impact future health care spending.

        The State continues to await Federal approval of the State Plan Amendment (SPA) for both GME payments and a retroactive HCRA surcharge, which is needed to achieve roughly $150 million in resources counted on in the HCRA Financial Plan. In addition, the State has complied with a request from the CMS to discontinue intergovernmental transfers (IGT) payments on March 31, 2005 pending the submission and approval of a SPA. These payments are related to disproportionate share hospital (DSH) payments to public hospitals throughout the State, including the New York City Health and Hospital Corporation (HHC), SUNY and other State and county operated hospitals. Failure of the Federal government to approve a SPA to reestablish these payments in 2005-06 could have an adverse impact on the State's health care financing system.

CASH FLOW/10/

        In 2005-06, the General Fund is projected to have quarterly-ending balances of $2.0 billion in June 2005, $2.8 billion in September 2005, $2 billion by the end of December 2005, and $1.2 billion at the end of March 2006. The lowest projected month-end cash flow balance is $1.3 billion in November. The 2005-06 General Fund cash flow estimates assume enactment of all Executive Budget recommendations, and that the budget is enacted on time. DOB's monthly cash flow projections for 2005-06 are set forth in the section "Financial Plan Tables" later in this Overview.

        OSC invests General Fund moneys, bond proceeds, and other funds not immediately required to make payments through STIP, which is comprised of joint custody funds (Governmental Funds, Internal Service Funds, Enterprise Funds and Private Purpose Trust Funds), as well as several sole custody funds including the Tobacco Settlement Fund.

        OSC is authorized to make temporary loans from STIP to cover temporary cash shortfalls in certain funds and accounts resulting from the timing of receipts and disbursements. The Legislature authorizes the funds and accounts that may receive loans each year, based on legislation submitted with the Executive Budget. Loans may be granted only for amounts that the Director of the Budget certifies are "receivable on account" or can be repaid from the current operating receipts of the fund (i.e., loans cannot be granted in expectation of future revenue enhancements).

----------
/10/ Unaudited cashflow results as prepared and reported by DOB.

Annual Information Statement Update, January 25, 2005

        Consistent with the Governor's budget reform proposal, the DOB has summarized actual cash flow expenses for the period from April 1, 2004 through December 31, 2004 against the estimates in the 2004-05 Enacted Budget, the 2004-05 Mid-Year Update, and actual results for the same nine-month period in 2003.

Actual Results through December (Comparison of 2003 to 2004)

------------------------------------------------------------------------
                                Cash Flow
                    April 1 through December 31 (Actuals)
                            (millions of dollars)
-----------------------------------------------------------------------
                              2003              2004           Variance
                             ------            ------          --------
Receipts                     31,647            31,599               (48)
Disbursements                29,450            30,140              (690)
Closing Fund Balance          3,012             2,536              (476)
------------------------------------------------------------------------

        General Fund receipts from April 1, 2004 through December 31, 2004 totaled $31.6 billion, a decrease of $48 million from the same period in 2003. This decrease is comprised of the loss on nonrecurring resources related to tobacco securitization proceeds ($3.2 billion) and Federal revenue sharing grants ($645 million) offset by sales and personal income tax temporary rate increases implemented as part of the 2003-04 Enacted Budget. Taxes grew by nearly 14 percent over this period, recovering most of the loss of one-time resources.

        General Fund disbursements through December 31, 2004 were $30.1 billion, an increase of $690 million from the same period in 2003. After adjusting for the deferral of $1.9 million in payments that were scheduled in 2002-03 but made in 2003-04 related to the State's tobacco securitization, total disbursements increased by $2.6 billion. This increase is attributable primarily to higher costs for Medicaid ($711 million), pensions and employee health insurance ($420 million), debt service ($265 million), State operations including salary increases and inflation ($232 million), school aid ($158 million), and welfare ($137 million), as well as delayed reimbursement for capital projects spending from General Obligation bond proceeds ($127 million).

        The closing balance on December 31, 2004 was $2.5 billion, a decrease of $476 million from December 31, 2003. This decrease is primarily due to lower receipts of $48 million and higher disbursements of $690 million, offset by an increase in the opening fund balance of $262 million comprised of $177 million in the Community Projects Fund, $84 million in the Tax Stabilization Reserve Fund, and $1 million in the Contingency Reserve Fund. The receipts and disbursements variances are described in more detail below.

Actual Results vs. Mid-Year Projections (April through December)

-----------------------------------------------------------------------
                               Cash Flow
           April 1 through December 31 (Mid-Year vs. Actuals)
                         (millions of dollars)
-----------------------------------------------------------------------
                          Mid-Year           Actuals           Variance
                          ---------         ---------          --------
Receipts                     31,005            31,599               594
Disbursements                30,288            30,140               148
Closing Fund Balance          1,834             2,536               702
-----------------------------------------------------------------------

        Actual General Fund receipts through December 2004 were $594 million higher than the Mid-Year Update projections, due primarily to better than anticipated tax collections as a result of a rapidly

Annual Information Statement Update, January 25, 2005

improving economy. Most of the change was concentrated in the personal income tax and the real estate transfer tax reflecting a robust real estate market and significant growth in non-wage income.

        Total General Fund disbursements from April 1 through December 31, 2004 were $148 million lower than the Mid-Year Update primarily due to slower-than-projected payments of school aid categorical and LADDER programs ($128 million).

        The closing balance on December 31, 2004 was $2.5 billion, an increase of $702 million from the Mid-Year projection. This increase results from higher receipts of $594 million and lower spending of $148 million, offset by other fund balance changes.

Actual Results vs. Enacted Budget Projections (April through December)

-----------------------------------------------------------------------
                              Cash Flow
             April 1 through December 31 (Enacted vs. Actuals)
                         (millions of dollars)
-----------------------------------------------------------------------
                           Enacted           Actuals           Variance
                          ---------         ---------          --------
Receipts                     30,739            31,599               860
Disbursements                30,651            30,140               511
Closing Fund Balance          1,325             2,536             1,211
-----------------------------------------------------------------------

        General Fund receipts from April 1 through December 31, 2004 were $860 million higher than the Enacted Budget projections due primarily to the better than expected results described above in the Mid-Year Update Comparison section.

        Total General Fund disbursements through December 2004 were $511 million lower than the Enacted Budget due primarily to slower-than-projected payments of school aid categorical and LADDER programs, as well as higher education and all other education programs ($180 million), slower than anticipated capital projects spending for education ($110 million) and wireless E-911 projects ($50 million), and lower State Operations spending due to earlier than projected receipt of Mental Hygiene revenues used to offset spending ($190 million).

        The closing balance on December 31, 2004 is $2.5 billion, an increase of $1.2 billion from the projection published in the Enacted Budget. This increase results from higher receipts of $860 million and lower spending of $511 million, offset by other fund balance changes.

GAAP-BASIS FINANCIAL PLANS

        In addition to the cash-basis Financial Plans, the General Fund and All Funds Financial Plans are prepared on a GAAP basis in accordance with Governmental Accounting Standards Board (GASB) regulations. Tables comparing the cash basis and GAAP basis General Fund Financial Plans are provided at the end of this Overview. The GAAP projections for both years are based on the accounting principles applied by the State Comptroller in the financial statements issued for 2003-04. The GAAP projections reflect the impact of GASB Statement 34, which has significantly changed the presentation of GAAP financial information for State and local governments. The changes are intended to portray the State's net overall financial condition, including activities that affect State assets and liabilities during the fiscal year. The GASB 34 results for 2003-04 show the State in a net positive overall financing condition of $39.1 billion.

Annual Information Statement Update, January 25, 2005

        In 2004-05, the General Fund GAAP Financial Plan shows total revenues of $36.6 billion, total expenditures of $45.9 billion, and net other financing sources of $8.5 billion, resulting in an operating deficit of $786 million and a projected accumulated deficit of $1.1 billion. This operating result reflects the use of the 2003-04 surplus and the remaining tobacco resources in 2004-05.

        In 2005-06, the General Fund GAAP Financial Plan shows total revenues of $37.9 billion, total expenditures of $46.8 billion, and net other financing sources of $8.8 billion, resulting in an operating deficit of $123 million and a projected accumulated deficit of $1.2 billion. These changes are due primarily to the use of the 2004-05 cash surplus in 2005-06.

        The accumulated deficit of $1.2 billion at the end of 2005-06 is an improvement of $189 million from the 2003-04 actual results.

Annual Information Statement Update, January 25, 2005

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2004-2005
                              (millions of dollars)

                                                                  Mid-Year      Change       January
                                                                  --------      ------       -------
Opening fund balance                                                1,077            0         1,077
                                                                 ========       ======       =======
Receipts:
Taxes:
     Personal income tax                                           18,716          216        18,932
     User taxes and fees                                            8,679           73         8,752
     Business taxes                                                 3,714           50         3,764
Other taxes                                                           764          (34)          730
Miscellaneous receipts                                              2,347          (54)        2,293
Federal grants                                                          6            2             8
Transfers from other funds:
     PIT in excess of Revenue Bond debt service                     5,713          129         5,842
     Sales tax in excess of LGAC debt service                       2,158           13         2,171
     Real estate taxes in excess of CW/CA debt service                411          109           520
     All other transfers                                              506           (2)          504
                                                                 --------       ------       -------
     Total receipts                                                43,014          502        43,516
                                                                 ========       ======       =======

Disbursements:
Grants to local governments                                        29,482          175        29,657
State operations                                                    7,625          (18)        7,607
General State charges                                               3,615           50         3,665
Transfers to other funds:
     Debt service                                                   1,733           (1)        1,732
     Capital projects                                                 194            4           198
     Other purposes                                                   539            9           548
                                                                 --------       ------       -------
     Total disbursements                                           43,188          219        43,407
                                                                 ========       ======       =======
Fiscal Management Plan (1)                                            224         (224)            0
                                                                 ========       ======       =======
Change in fund balance                                                 50           59           109
                                                                 ========       ======       =======
Closing fund balance                                                1,127           59         1,186
                                                                 ========       ======       =======
Tax Stabilization Reserve Fund                                        794           70           864
Contingency Reserve Fund                                               21            0            21
Community Project Fund                                                312          (11)          301

----------
(1) A total of $161 million in Fiscal Management Plan savings was achieved, and is reflected in the revised January spending estimates.

Source:  NYS DOB

Annual Information Statement Update, January 25, 2005

                               CASH FINANCIAL PLAN
                              GENERAL FUND ADJUSTED
                                    2004-2005
                              (millions of dollars)

                                                                                            January
                                                                  January     Adjusted      Adjusted
                                                                  -------     --------      --------
Opening fund balance                                                1,077            0         1,077
                                                                  =======       ======       =======
Receipts:
Taxes:
     Personal income tax                                           18,932            0        18,932
     User taxes and fees                                            8,752            0         8,752
     Business taxes                                                 3,764            0         3,764
     Other taxes                                                      730            0           730
Miscellaneous receipts                                              2,293          508         2,801
Federal grants                                                          8            0             8
Transfers from other funds:
     PIT in excess of Revenue Bond debt service                     5,842            0         5,842
     Sales tax in excess of LGAC debt service                       2,171            0         2,171
     Real estate taxes in excess of CW/CA debt service                520            0           520
     All other                                                        504            0           504
                                                                  -------       ------       -------
     Total receipts                                                43,516          508        44,024
                                                                  =======       ======       =======

Disbursements:
Grants to local governments                                        29,657          508        30,165
State operations                                                    7,607            0         7,607
General State charges                                               3,665            0         3,665
Transfers to other funds:
     Debt service                                                   1,732            0         1,732
     Capital projects                                                 198            0           198
     Other purposes                                                   548            0           548
                                                                  -------       ------       -------
     Total disbursements                                           43,407          508        43,915
                                                                  =======       ======       =======
Fiscal Management Plan                                                  0            0             0
                                                                  =======       ======       =======
Change in fund balance                                                109            0           109
                                                                  =======       ======       =======
Closing fund balance                                                1,186            0         1,186
                                                                  =======       ======       =======
Tax Stabilization Reserve Fund                                        864            0           864
Contingency Reserve Fund                                               21            0            21
Community Project Fund                                                301            0           301

To provide a comparable basis for calculating annual change, the 2004-05 amounts have been adjusted ($508 million) for Medicaid spending to comply with Federal policy changes related to certain county shares adjustments.

Source:  NYS DOB

Annual Information Statement Update, January 25, 2005

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                        2004-2005 ADJUSTED AND 2005-2006
                              (millions of dollars)

                                                                    2004-2005                           Annual
                                                                     January         2005-2006         Adjusted
                                                                    Adjusted       Recommended          Change
                                                                    ---------      -----------         --------
Opening fund balance                                                    1,077            1,186              109
                                                                    =========      ===========         ========
Receipts:
Taxes:
     Personal income tax                                               18,932           19,844              912
     User taxes and fees                                                8,752            8,622             (130)
     Business taxes                                                     3,764            4,066              302
     Other taxes                                                          730              778               48
Miscellaneous receipts                                                  2,801            2,451             (350)
Federal grants                                                              8                4               (4)
Transfers from other funds:
     PIT in excess of Revenue Bond debt service                         5,842            6,129              287
     Sales tax in excess of LGAC debt service                           2,171            2,300              129
     Real estate taxes in excess of CW/CA debt service                    520              510              (10)
     All other                                                            504              387             (117)
                                                                    ---------      -----------         --------
     Total receipts                                                    44,024           45,091            1,067
                                                                    =========      ===========         ========
Disbursements:
Grants to local governments                                            30,165           30,619              454
State operations                                                        7,607            8,055              448
General State charges                                                   3,665            3,889              224
Transfers to other funds:
     Debt service                                                       1,732            1,666              (66)
     Capital projects                                                     198              219               21
     Other purposes                                                       548              627               79
                                                                    ---------      -----------         --------
     Total disbursements                                               43,915           45,075            1,160
                                                                    =========      ===========         ========
Change in fund balance                                                    109               16              (93)
                                                                    =========      ===========         ========
Closing fund balance                                                    1,186            1,202               16
                                                                    =========      ===========         ========
Tax Stabilization Reserve Fund                                            864              864                0
Contingency Reserve Fund                                                   21               21                0
Community Project Fund                                                    301              317               16

To provide a comparable basis for calculating annual change, the 2004-05 amounts have been adjusted ($508 million) for Medicaid spending to comply with Federal policy changes related to certain county shares adjustments.

Source:  NYS DOB

Annual Information Statement Update, January 25, 2005

                                  GENERAL FUND
                             2004-2005 AND 2005-2006
                              (millions of dollars)

                                                                                                        Annual
                                                                    2004-2005        2005-2006         Adjusted
                                                                     January       Recommended          Change
                                                                    ---------      -----------         --------
Opening fund balance                                                    1,077            1,186              109
                                                                    =========      ===========         ========
Receipts:
Taxes:
     Personal income tax                                               18,932           19,844              912
     User taxes and fees                                                8,752            8,622             (130)
     Business taxes                                                     3,764            4,066              302
     Other taxes                                                          730              778               48
Miscellaneous receipts                                                  2,293            2,451              158
Federal grants                                                              8                4               (4)
Transfers from other funds:
     PIT in excess of Revenue Bond debt service                         5,842            6,129              287
     Sales tax in excess of LGAC debt service                           2,171            2,300              129
     Real estate taxes in excess of CW/CA debt service                    520              510              (10)
     All other                                                            504              387             (117)
                                                                    ---------      -----------         --------
     Total receipts                                                    43,516           45,091            1,575
                                                                    =========      ===========         ========
Disbursements:
Grants to local governments                                            29,657           30,619              962
State operations                                                        7,607            8,055              448
General State charges                                                   3,665            3,889              224
Transfers to other funds:
     Debt service                                                       1,732            1,666              (66)
     Capital projects                                                     198              219               21
     Other purposes                                                       548              627               79
                                                                    ---------      -----------         --------
     Total disbursements                                               43,407           45,075            1,668
                                                                    =========      ===========         ========
Change in fund balance                                                    109               16              (93)
                                                                    =========      ===========         ========
Closing fund balance                                                    1,186            1,202               16
                                                                    =========      ===========         ========
Tax Stabilization Reserve Fund                                            864              864                0
Contingency Reserve Fund                                                   21               21                0
Community Project Fund                                                    301              317               16

Source:  NYS DOB

Annual Information Statement Update, January 25, 2005

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                           2005-2006 THROUGH 2007-2008
                              (millions of dollars)

                                                                   2005-2006         2006-2007        2007-2008
                                                                  Recommended        Projected        Projected
                                                                  -----------        ---------        ---------
Receipts:
Taxes:
     Personal income tax                                               19,844           20,419           21,865
     User taxes and fees                                                8,622            8,829            9,166
     Business taxes                                                     4,066            4,176            4,315
     Other taxes                                                          778              872              920
Miscellaneous receipts                                                  2,451            2,504            4,560
Federal grants                                                              4                4                4
Transfers from other funds:
     PIT in excess of Revenue Bond debt service                         6,129            6,208            6,515
     Sales tax in excess of LGAC debt service                           2,300            2,377            2,473
     Real estate taxes in excess of CW/CA debt service                    510              517              525
     All other                                                            387              223              217
                                                                    ---------      -----------         --------
     Total receipts                                                    45,091           46,129           50,560
                                                                    =========      ===========         ========
Disbursements:
Grants to local governments                                            30,619           32,995           36,921
State operations                                                        8,055            8,809            9,250
General State charges                                                   3,889            4,654            4,845
Transfers to other funds:
     Debt service                                                       1,666            1,679            1,648
     Capital projects                                                     219              234              231
                                                                    ---------      -----------         --------
     Other purposes                                                       627              609              617
                                                                    =========      ===========         ========
     Total disbursements                                               45,075           48,980           53,512
                                                                    =========      ===========         ========
Deposit to/(use of) Community Projects Fund                                16             (150)            (167)
                                                                    =========      ===========         ========
Margin                                                                      0           (2,701)          (2,785)
                                                                    =========      ===========         ========

Source:  NYS DOB

Annual Information Statement Update, January 25, 2005

                                  GENERAL FUND
                         PERSONAL INCOME TAX COMPONENTS
                           2003-2004 THROUGH 2005-2006
                              (millions of dollars)

                                                                    2003-2004        2004-2005         2005-2006
                                                                     Actual          Estimated        Recommended
                                                                    ---------        ---------        -----------
Withholdings                                                           21,986           23,032             24,174
Estimated Payments                                                      5,159            7,008              7,511
Final Payments                                                          1,313            1,610              1,947
Delinquencies                                                             631              600                675
                                                                    ---------        ---------        -----------
     Gross Collections                                                 29,089           32,250             34,307

State/City Offset                                                        (261)            (343)              (300)
Refund Reserve                                                           (597)             531                134
Refunds                                                                (4,181)/(1)/     (4,300)/(2)/       (4,525)/(3)/
                                                                    ---------        ---------        -----------
     Reported Tax Collections                                          24,050           28,138             29,616

STAR                                                                   (2,819)          (3,072)            (3,202)
RBTF                                                                   (5,457)          (6,134)            (6,570)
                                                                    ---------        ---------        -----------
     General Fund                                                      15,774           18,932             19,844
                                                                    =========        =========        ===========

        Net personal income tax collections are affected by transactions in the tax refund reserve account. The tax refund reserve account is used to hold moneys designated to pay tax refunds. The Comptroller deposits receipts into this account at the discretion of the Commissioner of Taxation and Finance. The deposit of moneys into the account during a fiscal year has the effect of reducing receipts for the fiscal year, and the withdrawal of moneys from the account has the effect of increasing receipts in the fiscal year of withdrawal. The tax refund reserve account also includes amounts made available as a result of the LGAC financing program. Beginning in 1998-99, a portion of personal income tax collections is deposited directly in the School Tax Reduction (STAR) fund and used to make payments to reimburse local governments for their revenue decreases due to the STAR program.

Note 1: Reflects the payment of the balance of refunds on 2002 liability and payment of $960 million of calendar year 2003 refunds in the last quarter of the State's 2003-04 fiscal year and a balance in the Tax Refund Reserve Account of $1,225 million.

Note 2: Reflects the payment of the balance of refunds on 2003 liability and the projected payment of $960 million of calendar year 2004 refunds in the last quarter of the State's 2004-05 fiscal year and a projected balance in the Tax Refund Reserve Account of $693 million.

Note 3: Reflects the payment of the balance of refunds on 2004 liability and the projected payment of $960 million of calendar year 2005 refunds in the last quarter of the State's 2005-06 fiscal year and a projected balance in the Tax Refund Reserve Account of $559 million.

Source:  NYS DOB

Annual Information Statement Update, January 25, 2005

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2003-2004
                              (millions of dollars)

                                                                      Special      Capital         Debt
                                                        General       Revenue      Projects       Service        (MEMO)
                                                         Fund          Funds        Funds          Funds          Total
                                                        -------       -------      --------       -------       -------
Opening fund balance                                        815         1,230          (558)          158         1,645
                                                        =======       =======      ========       =======        ======
Receipts:
Taxes                                                    27,934         4,442         1,756         8,122        42,254
Miscellaneous receipts                                    5,917        10,372         2,162           810        19,261
Federal grants                                              654             0             0             0           654
                                                        -------       -------      --------       -------       -------
     Total receipts                                      34,505        14,814         3,918         8,932        62,169
                                                        =======       =======      ========       =======       =======
Disbursements:
Grants to local governments                              29,246        10,399           290             0        39,935
State operations                                          7,093         4,497             0             9        11,599
General State charges                                     3,247           424             0             0         3,671
Debt service                                                  0             0             0         3,351         3,351
Capital projects                                              0             3         2,774             0         2,777
                                                        -------       -------      --------       -------       -------
     Total disbursements                                 39,586        15,323         3,064         3,360        61,333
                                                        =======       =======      ========       =======       =======
Other financing sources (uses):
Transfers from other funds                                7,822           994           254         4,794        13,864
Transfers to other funds                                 (2,479)          (12)       (1,026)      (10,350)      (13,867)
Bond and note proceeds                                        0             0           140             0           140
                                                        -------       -------      --------       -------       -------
     Net other financing sources (uses)                   5,343           982          (632)       (5,556)          137
                                                        =======       =======      ========       =======       =======
Change in fund balance                                      262           473           222            16           973
                                                        =======       =======      ========       =======       =======
Closing fund balance                                      1,077         1,703          (336)          174         2,618
                                                        =======       =======      ========       =======       =======

Source:  NYS DOB

Annual Information Statement Update, January 25, 2005

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                               2004-2005 ADJUSTED
                              (millions of dollars)

                                                                      Special      Capital         Debt
                                                        General       Revenue      Projects       Service        (MEMO)
                                                         Fund          Funds        Funds          Funds          Total
                                                        -------       -------      --------       -------       -------
Opening fund balance                                      1,077         1,703          (336)          174         2,618
                                                        =======       =======      ========       =======       =======
Receipts:
Taxes                                                    32,178         5,396         1,823         9,242        48,639
Miscellaneous receipts                                    2,801        11,253         1,677           647        16,378
Federal grants                                                8             1             0             0             9
                                                        -------       -------      --------       -------       -------
     Total receipts                                      34,987        16,650         3,500         9,889        65,026
                                                        =======       =======      ========       =======       =======
Disbursements:
Grants to local governments                              30,165        11,882           988             0        43,035
State operations                                          7,607         5,032             0            22        12,661
General State charges                                     3,665           484             0             0         4,149
Debt service                                                  0             0             0         3,808         3,808
Capital projects                                              0             1         1,916             0         1,917
                                                        -------       -------      --------       -------        ------
     Total disbursements                                 41,437        17,399         2,904         3,830        65,570
                                                        =======       =======      ========       =======       =======
Other financing sources (uses):
Transfers from other funds                                9,037           762           233         5,221        15,253
Transfers to other funds                                 (2,478)         (400)       (1,038)      (11,286)      (15,202)
Bond and note proceeds                                        0             0           193             0           193
                                                        -------       -------      --------       -------       -------
     Net other financing sources (uses)                   6,559           362          (612)       (6,065)          244
                                                        =======       =======      ========       =======       =======
Change in fund balance                                      109          (387)          (16)           (6)         (300)
                                                        =======       =======      ========       =======       =======
Closing fund balance                                      1,186         1,316          (352)          168         2,318
                                                        =======       =======      ========       =======       =======

To provide a comparable basis for calculating annual change, the 2004-05 amounts have been adjusted for the inclusion of all HCRA funded programs on-budget and additional Medicaid spending to comply with Federal policy changes related to certain county shares adjustments. The 2004-05 adjustment for HCRA is $925 million and Medicaid is $508 million.

Source:  NYS DOB

Annual Information Statement Update, January 25, 2005

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2004-2005
                              (millions of dollars)

                                                                      Special      Capital         Debt
                                                        General       Revenue      Projects       Service        (MEMO)
                                                         Fund          Funds        Funds          Funds          Total
                                                        -------       -------      --------       -------        ------
Opening fund balance                                      1,077         1,703          (336)          174         2,618
                                                        =======       =======      ========       =======        ======
Receipts:
Taxes                                                    32,178         4,835         1,823         9,242        48,078
Miscellaneous receipts                                    2,293        10,889         1,677           647        15,506
Federal grants                                                8             1             0             0             9
                                                        -------       -------      --------       -------        ------
     Total receipts                                      34,479        15,725         3,500         9,889        63,593
                                                        =======       =======      ========       =======        ======
Disbursements:
Grants to local governments                              29,657        10,957           988             0        41,602
State operations                                          7,607         5,032             0            22        12,661
General State charges                                     3,665           484             0             0         4,149
Debt service                                                  0             0             0         3,808         3,808
Capital projects                                              0             1         1,916             0         1,917
                                                        -------       -------      --------       -------        ------
     Total disbursements                                 40,929        16,474         2,904         3,830        64,137
                                                        =======       =======      ========       =======        ======
Other financing sources (uses):
Transfers from other funds                                9,037           762           233         5,221        15,253
Transfers to other funds                                 (2,478)         (400)       (1,038)      (11,286)      (15,202)
Bond and note proceeds                                        0             0           193             0           193
                                                        -------       -------      --------       -------        ------
     Net other financing sources (uses)                   6,559           362          (612)       (6,065)          244
                                                        =======       =======      ========       =======        ======
Change in fund balance                                      109          (387)          (16)           (6)         (300)
                                                        =======       =======      ========       =======        ======
Closing fund balance                                      1,186         1,316          (352)          168         2,318
                                                        =======       =======      ========       =======        ======

Source:  NYS DOB

Annual Information Statement Update, January 25, 2005

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2005-2006
                              (millions of dollars)

                                                                      Special      Capital         Debt
                                                        General       Revenue      Projects       Service        (MEMO)
                                                         Fund          Funds        Funds          Funds          Total
                                                        -------       -------      --------       -------        ------
Opening fund balance                                      1,186         1,316          (352)          168         2,318
                                                        -------       -------      --------       -------        ------
Receipts:
Taxes                                                    33,310         5,659         1,855         9,833        50,657
Miscellaneous receipts                                    2,451        13,326         1,776           656        18,209
Federal grants                                                8             1             0             0             5
                                                        -------       -------      --------       -------        ------
     Total receipts                                      35,765        18,986         3,631        10,489        68,871
                                                        =======       =======      ========       =======        ======
Disbursements:
Grants to local governments                              30,619        13,638           949             0        42,206
State operations                                          8,055         5,336             0            26        13,417
General State charges                                     3,889           558             0             0         4,447
Debt service                                                  0             0             0         3,842         3,842
Capital projects                                              0             2         2,174             0         2,176
                                                        -------       -------      --------       -------        ------
     Total disbursements                                 42,563        19,534         3,123         3,868        69,088
                                                        =======       =======      ========       =======        ======
Other financing sources (uses):
Transfers from other funds                                9,326           880           257         5,212        15,675
Transfers to other funds                                 (2,512)         (304)         (928)      (11,833)      (15,577)
Bond and note proceeds                                        0             0           185             0           185
                                                        -------       -------      --------       -------        ------
     Net other financing sources (uses)                   6,814           576          (486)       (6,621)          283
                                                        =======       =======      ========       =======        ======
Change in fund balance                                       16            28            22             0            66
                                                        =======       =======      ========       =======        ======
Closing fund balance                                      1,202         1,344          (330)          168         2,384
                                                        =======       =======      ========       =======        ======

Source:  NYS DOB

Annual Information Statement Update, January 25, 2005

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2006-2007
                              (millions of dollars)

                                                                      Special      Capital         Debt
                                                        General       Revenue      Projects       Service        (MEMO)
                                                         Fund          Funds        Funds          Funds          Total
                                                        -------       -------      --------       -------        ------
Opening fund balance                                          0         1,344          (330)          168         1,182
                                                        =======       =======      ========       =======        ======
Receipts:
Taxes                                                    34,296         5,971         2,008        10,203        52,478
Miscellaneous receipts                                    2,504        12,586         2,149           665        17,904
Federal grants                                                4             1             0             0             5
                                                        -------       -------      --------       -------        ------
     Total receipts                                      36,804        18,558         4,157        10,868        70,387
                                                        =======       =======      ========       =======        ======
Disbursements:
Grants to local governments                              32,995        13,912           811             0        47,718
State operations                                          8,809         5,408             0            23        14,240
General State charges                                     4,654           596             0             0         5,250
Debt service                                                  0             0             0         4,156         4,156
Capital projects                                              0             1         2,914             0         2,915
                                                        -------       -------      --------       -------        ------
     Total disbursements                                 46,458        19,917         3,725         4,179        74,279
                                                        =======       =======      ========       =======        ======
Other financing sources (uses):
Transfers from other funds                                9,325           817           274         5,098        15,514
Transfers to other funds                                 (2,522)         (202)         (901)      (11,792)      (15,417)
Bond and note proceeds                                        0             0           161             0           161
                                                        -------       -------      --------       -------        ------
     Net other financing sources (uses)                   6,803           615          (466)       (6,694)          258
                                                        =======       =======      ========       =======        ======
Deposit to/(use of) Community Projects Fund                (150)            0             0             0          (150)
                                                        =======       =======      ========       =======        ======
Change in fund balance                                   (2,701)         (744)          (34)           (5)       (3,484)
                                                        =======       =======      ========       =======        ======
Closing fund balance                                     (2,701)          600          (364)          163        (2,302)
                                                        =======       =======      ========       =======        ======

Source:  NYS DOB

Annual Information Statement Update, January 25, 2005

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2007-2008
                              (millions of dollars)

                                                                     Special        Capital        Debt
                                                        General      Revenue        Projects      Service        (MEMO)
                                                          Fund        Funds          Funds         Funds         Total
                                                        -------       -------        -------      -------       -------
Opening fund balance                                          0           600          (364)          163           399
                                                        =======       =======       =======       =======       =======
Receipts:
Taxes                                                    36,266         6,235         2,033        10,814        55,348
Miscellaneous receipts                                    4,560        13,279         2,584           671        21,094
Federal grants                                                4             1             0             0             5
                                                        -------       -------       -------       -------       -------
     Total receipts                                      40,830        19,515         4,617        11,485        76,447
                                                        =======       =======       =======       =======       =======
Disbursements:
Grants to local governments                              36,921        15,025           743             0        52,689
State operations                                          9,250         5,478             0            23        14,751
General State charges                                     4,845           629             0             0         5,474
Debt service                                                  0             0             0         4,443         4,443
Capital projects                                              0             1         3,335             0         3,336
                                                        -------       -------       -------       -------       -------
     Total disbursements                                 51,016        21,133         4,078         4,466        80,693
                                                        =======       =======       =======       =======       =======
Other financing sources (uses):
Transfers from other funds                                9,730           829           273         5,167        15,999
Transfers to other funds                                 (2,496)         (203)       (1,007)      (12,185)      (15,891)
                                                        -------       -------       -------       -------       -------
Bond and note proceeds                                        0             0           157             0           157
                                                        -------       -------       -------       -------       -------
     Net other financing sources (uses)                   7,234           626          (577)       (7,018)          265
                                                        =======       =======       =======       =======       =======
Deposit to/(use of) Community Projects Fund                (167)            0             0             0          (167)
                                                        =======       =======       =======       =======       =======
Change in fund balance                                   (2,785)         (992)          (38)            1        (3,814)
                                                        =======       =======       =======       =======       =======
Closing fund balance                                     (2,785)         (392)         (402)          164        (3,415)
                                                        =======       =======       =======       =======       =======

Source: NYS DOB

Annual Information Statement Update, January 25, 2005

                               CASH FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                                    2003-2004
                              (millions of dollars)

                                                                     Special         Capital       Debt
                                                        General      Revenue        Projects      Service        (MEMO)
                                                           Fund       Funds          Funds         Funds         Total
                                                        -------       -------        -------      -------       -------
Opening fund balance                                        815         1,039          (790)          158         1,222
                                                        =======       =======       =======       =======       =======
Receipts:
Taxes                                                    27,934         4,442         1,756         8,122        42,254
Miscellaneous receipts                                    5,917        10,517         2,168           810        19,412
Federal grants                                              654        35,121         1,548             0        37,323
                                                        -------       -------       -------       -------       -------
     Total receipts                                      34,505        50,080         5,472         8,932        98,989
                                                        =======       =======       =======       =======       =======
Disbursements:
Grants to local governments                              29,246        41,368           781             0        71,395
State operations                                          7,093         7,866             0             9        14,968
General State charges                                     3,247           601             0             0         3,848
Debt service                                                  0             0             0         3,351         3,351
Capital projects                                              0             8         3,756             0         3,764
                                                        -------       -------       -------       -------       -------
     Total disbursements                                 39,586        49,843         4,537         3,360        97,326
                                                        =======       =======       =======       =======       =======
Other Financing Sources (Uses):
Transfers from other funds                                7,822         3,447           254         4,794        16,317
Transfers to other funds                                 (2,479)       (2,539)       (1,028)      (10,350)      (16,396)
Bond and note proceeds                                        0             0           140             0           140
                                                        -------       -------       -------       -------       -------
     Net other financing sources (uses)                   5,343           908          (634)       (5,556)           61
                                                        =======       =======       =======       =======       =======
Change in fund balance                                      262         1,145           301            16         1,724
                                                        =======       =======       =======       =======       =======
Closing fund balance                                      1,077         2,184          (489)          174         2,946
                                                        =======       =======       =======       =======       =======

Source: NYS DOB

Annual Information Statement Update, January 25, 2005

                               CASH FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                               2004-2005 ADJUSTED
                              (millions of dollars)

                                                                      Special        Capital       Debt
                                                        General       Revenue       Projects     Service        (MEMO)
                                                           Fund        Funds          Funds        Funds         Total
                                                        -------       -------       --------     --------      --------
Opening fund balance                                      1,077         2,184          (489)          174         2,946
                                                        =======       =======       =======      ========      ========
Receipts:
Taxes                                                    32,178         5,396         1,823         9,242        48,639
Miscellaneous receipts                                    2,801        11,378         1,677           647        16,503
Federal grants                                                8        35,634         1,778             0        37,420
                                                        -------       -------       -------      --------      --------
     Total receipts                                      34,987        52,408         5,278         9,889       102,562
                                                        =======       =======       =======      ========      ========
Disbursements:
Grants to local governments                              30,165        44,013         1,200             0        75,378
State operations                                          7,607         8,396             0            22        16,025
General State charges                                     3,665           688             0             0         4,353
Debt service                                                  0             0             0         3,808         3,808
Capital projects                                              0             2         3,474             0         3,476
                                                        -------       -------       -------      --------      --------
     Total disbursements                                 41,437        53,099         4,674         3,830       103,040
                                                        =======       =======       =======      ========      ========
Other financing sources (uses):
Transfers from other funds                                9,037         3,182           233         5,221        17,673
Transfers to other funds                                 (2,478)       (2,923)       (1,047)      (11,286)      (17,734)
Bond and note proceeds                                        0             0           193             0           193
                                                        -------       -------       -------      --------      --------
   Net other financing sources (uses)                     6,559           259          (621)       (6,065)          132
                                                        =======       =======       =======      ========      ========
Change in fund balance                                      109          (432)          (17)           (6)         (346)
                                                        =======       =======       =======      ========      ========
Closing fund balance                                      1,186         1,752          (506)          168         2,600
                                                        =======       =======       =======      ========      ========

To provide a comparable basis for calculating annual change, the 2004-05 amounts have been adjusted for the inclusion of all HCRA funded programs on-budget and additional Medicaid spending to comply with Federal policy changes related to certain county shares adjustments. The 2004-05 adjustment for HCRA is $925 million and Medicaid is $508 million.

Source:  NYS DOB

Annual Information Statement Update, January 25, 2005

                               CASH FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                                    2004-2005
                              (millions of dollars)

                                                                      Special        Capital       Debt
                                                        General       Revenue       Projects     Service        (MEMO)
                                                           Fund        Funds          Funds        Funds         Total
                                                        -------       -------       --------     --------      --------
Opening fund balance                                      1,077         2,184          (489)          174         2,946
                                                        =======       =======       ========     ========       =======
Receipts:
Taxes                                                    32,178         4,835         1,823         9,242        48,078
Miscellaneous receipts                                    2,293        11,014         1,677           647        15,631
Federal grants                                                8        35,634         1,778             0        37,420
                                                        -------       -------       --------     --------      --------
     Total receipts                                      34,479        51,483         5,278         9,889       101,129
                                                        =======       =======       ========     ========      ========
Disbursements:
Grants to local governments                              29,657        43,088         1,200             0        73,945
State operations                                          7,607         8,396             0            22        16,025
General State charges                                     3,665           688             0             0         4,353
Debt service                                                  0             0             0         3,808         3,808
Capital projects                                              0             2         3,474             0         3,476
                                                        -------       -------       --------     --------      --------
     Total disbursements                                 40,929        52,174         4,674         3,830       101,607
                                                         ======       =======       =======      ========       =======
Other financing sources (uses):
Transfers from other funds                                9,037         3,182           233         5,221        17,673
Transfers to other funds                                 (2,478)       (2,923)       (1,047)      (11,286)      (17,734)
Bond and note proceeds                                        0             0           193             0           193
                                                        -------       -------       --------     --------      --------
   Net other financing sources (Uues)                     6,559           259          (621)       (6,065)          132
                                                        =======       =======       ========     ========      ========
Change in fund balance                                      109          (432)          (17)           (6)         (346)
                                                        =======       =======       ========     ========      ========
Closing fund balance                                      1,186         1,752          (506)          168         2,600
                                                        =======       =======       ========     ========      ========

Source:  NYS DOB

Annual Information Statement Update, January 25, 2005

                         CASH DISBURSEMENTS BY FUNCTION
                                  GENERAL FUND
                             (thousands of dollars)

                                                                    2003-2004        2004-2005        2005-2006
                                                                     Actual          Estimated       Recommended
                                                                    ---------        ---------        ----------
ECONOMIC DEVELOPMENT AND GOVERNMENT OVERSIGHT
Agriculture and Markets, Department of                                 39,806           41,967           37,426
Alcoholic Beverage Control                                                  0                0                0
Banking Department                                                          0                0                0
Consumer Protection Board                                                 457              385                0
Economic Development, Department of                                    30,273           38,866           36,449
Empire State Development Corporation                                   31,810           14,975           67,000
Energy Research and Development Authority                                   0                0                0
Housing Finance Agency                                                      0                0                0
Housing and Community Renewal, Division of                             75,067           67,915           66,599
Insurance Department                                                        0                0                0
Olympic Regional Development Authority                                  7,400            7,350            7,350
Public Service, Department of                                               0                0                0
Science, Technology and Academic Research, Office of                   31,491           49,132           41,314
                                                                    ---------        ---------        ----------
     Functional Total                                                 216,304          220,590          256,138
                                                                    ---------        ---------        ----------
PARKS AND THE ENVIRONMENT
Adirondack Park Agency                                                  3,889            4,314            4,408
Environmental Conservation, Department of                              97,757          114,805          107,394
Environmental Facilities Corporation                                        0                0                0
Parks, Recreation and Historic Preservation, Office of                102,502          106,711          107,898
                                                                    ---------        ---------        ----------
     Functional Total                                                 204,148          225,830          219,700
                                                                    ---------        ---------        ----------
TRANSPORTATION
Motor Vehicles, Department of                                           1,025            4,660                0
Thruway Authority                                                           0                0                0
Transportation, Department of                                         162,507          112,866          103,140
                                                                    ---------        ---------        ----------
     Functional Total                                                 163,532          117,526          103,140
                                                                    ---------        ---------        ----------
HEALTH AND SOCIAL WELFARE
Advocate for Persons with Disabilities, Office of                         828              831                0
Aging, Office for the                                                  68,334           66,040           76,263
Children and Family Services, Office of                             1,293,612        1,317,612        1,465,007
Health, Department of                                               6,980,194        7,635,886        8,191,280
                                                                    ---------        ---------        ----------
     Medical Assistance                                             6,143,547        6,810,759        7,312,601
     Medicaid Administration                                          124,311          120,150          119,950
     All Other                                                        712,336          704,977          758,729
Human Rights Division of                                               13,540           13,706           13,142
Labor, Department of                                                   50,219           10,913            4,278
Prevention of Domestic Violence, Office of                              1,677            2,134            2,205

Annual Information Statement Update, January 25, 2005

                         CASH DISBURSEMENTS BY FUNCTION
                                  GENERAL FUND
                             (thousands of dollars)

                                                                    2003-2004        2004-2005       2005-2006
                                                                      Actual         Estimated      Recommended
                                                                   ----------       ----------      -----------
HEALTH AND SOCIAL WELFARE (Continued)
Temporary and Disability Assistance, Office of                      1,557,967        1,539,754        1,471,219
                                                                   ----------       ----------      -----------
     Welfare Assistance                                             1,088,966        1,121,796        1,032,908
     Welfare Administration                                           378,024          342,533          359,550
     All Other                                                         90,977           75,425           78,761
Welfare Inspector General, Office of                                      572              736              754
Workers' Compensation Board                                                 0                0                0
                                                                   ----------       ----------      -----------
     Functional Total                                               9,966,943       10,587,612       11,224,148
                                                                   ----------       ----------      -----------
MENTAL HEALTH
Mental Health, Office of                                            1,150,498        1,324,061        1,332,641
Mental Hygiene, Department of                                               0                0                0
Mental Retardation and Developmental Disabilities,
   Office of                                                          688,051          841,810          835,907
Alcohol and Substance Abuse Services, Office of                       293,532          279,620          292,952
Developmental Disabilities Planning Council                                 0                0                0
Quality of Care for the Mentally Disabled, Commission on                2,800            3,019            4,263
                                                                   ----------       ----------      -----------
     Functional Total                                               2,134,881        2,448,510        2,465,763
                                                                   ----------       ----------      -----------
PUBLIC PROTECTION
Capital Defenders Office                                               12,519           12,694           10,916
Correction, Commission of                                               2,472            2,511            2,510
Correctional Services, Department of                                1,911,860        2,058,339        1,972,922
Crime Victims Board                                                     8,276            2,908            3,314
Criminal Justice Services, Division of                                 91,636           91,991          175,148
Homeland Security                                                       4,717           10,300            5,219
Investigation, Temporary State Commission of                            2,953            3,326            3,463
Judicial Commissions                                                    2,298            2,604            2,703
Military and Naval Affairs, Division of                                53,791           26,083           23,817
Parole, Division of                                                   185,480          178,855          181,052
Probation and Correctional Alternatives, Division of                   77,218           75,546                0
Public Security, Office of                                                  0                0                0
State Police, Division of                                             367,771          331,786          350,035
                                                                   ----------       ----------      -----------
     Functional Total                                               2,720,991        2,796,943        2,731,099
                                                                   ----------       ----------      -----------
EDUCATION
Arts, Council on the                                                   45,255           44,672           42,705
City University of New York                                           952,406          744,515          899,649
Education, Department of                                           15,042,113       14,395,289       14,705,411
                                                                   ----------       ----------      -----------
     School Aid                                                    13,685,258       12,907,149       13,227,650
     START Property Tax Relief                                              0                0                0
     Handicapped                                                      750,298          858,359          907,473
     All Other                                                        606,557          629,781          570,288
Higher Education Services Corporation                                 584,591          926,532          828,937
State University Construction Fund                                          0                0                0
State University of New York                                        1,232,735        1,293,028        1,261,673
                                                                   ----------       ----------      -----------
     Functional Total                                              17,857,100       17,404,036       17,738,375
                                                                   ----------       ----------      -----------

Annual Information Statement Update, January 25, 2005

                         CASH DISBURSEMENTS BY FUNCTION
                                  GENERAL FUND
                             (thousands of dollars)

                                                                    2003-2004        2004-2005       2005-2006
                                                                     Actual          Estimated      Recommended
                                                                   ----------       ----------      -----------
GENERAL GOVERNMENT
Audit and Control, Department of                                      146,318          166,966          164,467
Budget, Division of the                                                23,011           28,500           28,185
Civil Service, Department of                                           19,399           21,241           24,199
Elections, State Board of                                               3,356            3,711            3,594
Employee Relations, Office of                                           3,276            3,564            3,580
Executive Chamber                                                      12,451           15,629           15,480
General Services, Office of                                           114,351          119,891          144,686
Inspector General, Office of                                            4,404            4,303            4,579
Law, Department of                                                    110,553          115,511          116,937
Lieutenant Governor, Office of the                                        358              487              485
Lottery, Division of                                                        0                0                0
Racing and Wagering Board, State                                            0                0          108,000
Real Property Services, Office of                                      27,612           25,716           21,197
Regulatory Reform, Governor's Office of                                 3,227            3,472            3,554
State Labor Relations Board                                             3,229            3,412            4,019
State, Department of                                                   19,418           19,120           14,922
Tax Appeals, Division of                                                2,676            2,812            2,994
Taxation and Finance, Department of                                   308,508          309,599          306,876
Technology, Office for                                                 32,737           20,197           20,076
TSC Lobbying                                                              929            1,036              909
Veterans Affairs, Division of                                          10,019           10,973           11,404
                                                                   ----------       ----------      -----------
     Functional Total                                                 845,832          876,140        1,000,143
                                                                   ----------       ----------      -----------
ALL OTHER CATEGORIES
Legislature                                                           200,752          200,679          206,672
Judiciary (excluding fringe benefits)                               1,282,759        1,349,800        1,402,500
World Trade Center                                                          0                0                0
Local Government Assistance                                           824,372          972,661        1,023,650
Long-Term Debt Service                                              1,473,720        1,731,820        1,665,731
Capital Projects                                                      228,582          197,885          219,157
General State Charges/Miscellaneous                                 3,945,815        4,276,943        4,818,934
     Functional Total                                               7,956,000        8,729,788        9,336,644
                                                                   ----------       ----------      -----------
TOTAL GENERAL FUND SPENDING                                        42,065,731       43,406,975       45,075,150
                                                                   ==========       ==========      ===========

Source:  NYS DOB

Annual Information Statement Update, January 25, 2005

                         CASH DISBURSEMENTS BY FUNCTION
                                   STATE FUNDS
                             (thousands of dollars)

                                                                    2003-2004        2004-2005       2005-2006
                                                                      Actual         Estimated      Recommended
                                                                   ----------       ----------      -----------
ECONOMIC DEVELOPMENT AND GOVERNMENT OVERSIGHT
Agriculture and Markets, Department of                                 58,397           70,761           66,422
Alcoholic Beverage Control                                             10,501           10,446           11,471
Banking Department                                                     55,390           59,923           80,331
Consumer Protection Board                                               3,113            2,438            2,575
Economic Development, Department of                                   131,873          207,639          328,769
Empire State Development Corporation                                   52,074           36,975          264,200
Energy Research and Development Authority                              29,557           26,123           26,006
Housing Finance Agency                                                      0                0                0
Housing and Community Renewal, Division of                            183,013          188,857          178,914
Insurance Department                                                  105,913          137,349          151,444
Olympic Regional Development Authority                                  7,575            7,750            7,750
Public Service, Department of                                          46,086           54,719           55,395
Science, Technology and Academic Research, Office of                   34,003           66,620           59,014
                                                                   ----------       ----------      -----------
     Functional Total                                                 717,495          869,600        1,232,291
                                                                   ----------       ----------      -----------
PARKS AND THE ENVIRONMENT
Adirondack Park Agency                                                  3,889            4,314            4,408
Environmental Conservation, Department of                             602,399          727,817          740,791
Environmental Facilities Corporation                                    6,788           13,744            6,414
Parks, Recreation and Historic Preservation, Office of                191,295          225,026          223,903
                                                                   ----------       ----------      -----------
     Functional Total                                                 804,371          970,901          975,516
                                                                   ----------       ----------      -----------
TRANSPORTATION
Motor Vehicles, Department of                                         188,994          210,963          256,380
Thruway Authority                                                       2,865            4,000            4,000
Transportation, Department of                                       3,636,705        3,681,077        3,907,598
                                                                   ----------       ----------      -----------
     Functional Total                                               3,828,564        3,896,040        4,167,978
                                                                   ----------       ----------      -----------
HEALTH AND SOCIAL WELFARE
Advocate for Persons with Disabilities, Office of                         977            1,045                0
Aging, Office for the                                                  68,338           66,051           76,274
Children and Family Services, Office of                             1,317,515        1,348,165        1,494,064
Health, Department of                                              11,165,208       11,792,054       14,599,819
                                                                   ----------       ----------      -----------
     Medical Assistance                                             8,915,218        9,487,659       11,273,801
     Medicaid Administration                                          124,311          120,150          119,590
     All Other                                                      2,125,679        2,184,245        3,206,068
Human Rights, Division of                                              13,540           13,712           13,148
Labor, Department of                                                   80,675          245,774          255,544
Prevention of Domestic Violence, Office of                              1,679            2,164            2,235

Annual Information Statement Update, January 25, 2005

                         CASH DISBURSEMENTS BY FUNCTION
                                   STATE FUNDS
                             (thousands of dollars)

                                                                    2003-2004        2004-2005       2005-2006
                                                                      Actual         Estimated      Recommended
                                                                   ----------       ----------      -----------
HEALTH AND SOCIAL WELFARE (Continued)
Temporary and Disability Assistance, Office of                      1,602,085        1,629,717        1,584,251
                                                                   ----------       ----------      -----------
     Welfare Assistance                                             1,088,966        1,121,796        1,032,908
     Welfare Administration                                           378,024          342,533          359,550
     All Other                                                        135,095          165,388          191,793
Welfare Inspector General, Office of                                      572              736              754
Workers' Compensation Board                                           126,458                0                0
                                                                   ----------       ----------      -----------
     Functional Total                                              14,377,047       15,099,418       18,026,089
                                                                   ----------       ----------      -----------
MENTAL HEALTH
Mental Health, Office of                                            1,463,580        1,620,667        1,625,249
Mental Hygiene, Department of                                               0            4,750            4,800
Mental Retardation and Developmental Disabilities,
 Office of                                                            767,467          939,490          951,637
Alcohol and Substance Abuse Services, Office of                       315,877          318,303          331,172
Developmental Disabilities Planning Council                                 0                0                0
Quality of Care for the Mentally Disabled, Commission on                2,800            3,091            4,565
                                                                   ----------       ----------      -----------
     Functional Total                                               2,549,724        2,886,301        2,917,423
                                                                   ----------       ----------      -----------
PUBLIC PROTECTION
Capital Defenders Office                                               12,519           12,694           10,916
Correction, Commission of                                               2,472            2,511            2,510
Correctional Services, Department of                                2,096,719        2,233,344        2,162,427
Crime Victims Board                                                    28,677           30,480           30,890
Criminal Justice Services, Division of                                 97,473          112,399          197,109
Homeland Security                                                      25,769           26,104           16,233
Investigation, Temporary State Commission of                            3,071            3,513            3,652
Judicial Commissions                                                    2,298            2,604            2,703
Military and Naval Affairs, Division of                                69,721           43,143           40,383
Parole, Division of                                                   185,510          178,955          181,152
Probation and Correctional Alternatives, Division of                   77,218           75,546                0
Public Security, Office of                                                  0                0                0
State Police, Division of                                             491,422          475,549          507,587
                                                                   ----------       ----------      -----------
     Functional Total                                               3,092,869        3,196,842        3,155,562
                                                                   ----------       ----------      -----------
EDUCATION
Arts, Council on the                                                   45,355           45,372           43,405
City University of New York                                         1,220,761        1,027,315        1,361,579
Education, Department of                                           19,820,369       19,735,281       20,355,999
                                                                   ----------       ----------      -----------
     School Aid                                                    15,561,534       15,090,841       15,548,650
     STAR Property Tax Relief                                       2,819,455        3,072,000        3,202,000
     Handicapped                                                      750,298          858,359          907,473
     All Other                                                        689,082          714,081          697,876
Higher Education Services Corporation                                 653,797        1,006,240          917,351
State University Construction Fund                                      8,184            9,256           10,480
State University of New York                                        4,324,144        4,657,656        4,807,213
                                                                   ----------       ----------      -----------
     Functional Total                                              26,072,610       26,481,120       27,496,027
                                                                   ----------       ----------      -----------

Annual Information Statement Update, January 25, 2005

                         CASH DISBURSEMENTS BY FUNCTION
                                   STATE FUNDS
                             (thousands of dollars)

                                                                    2003-2004        2004-2005       2005-2006
                                                                      Actual         Estimated      Recommended
                                                                   ----------       ----------      -----------
GENERAL GOVERNMENT
Audit and Control, Department of                                      148,963          182,508          240,088
Budget, Division of the                                                28,955           43,714           43,399
Civil Service, Department of                                           20,120           22,241           25,199
Elections, State Board of                                               3,356            3,711            3,594
Employee Relations, Office of                                           3,298            3,752            3,768
Executive Chamber                                                      12,458           15,729           15,580
General Services, Office of                                           195,645          213,960          238,013
Inspector General, Office of                                            5,194            5,605            6,017
Law, Department of                                                    131,137          153,227          155,956
Lieutenant Governor, Office of the                                        358              487              485
Lottery, Division of                                                  159,224          174,220          177,264
Racing and Wagering Board, State                                       13,834           16,770          125,902
Real Property Services, Office of                                      46,108           52,790           51,299
Regulatory Reform, Governor's Office of                                 3,227            3,472            3,554
State Labor Relations Board                                             3,262            3,669            4,605
State, Department of                                                   58,716          111,748          110,587
Tax Appeals, Division of                                                2,676            2,812            2,994
Taxation and Finance, Department of                                   343,892          345,645          343,506
Technology, Office for                                                 32,737           20,197           20,076
TSC Lobbying                                                            1,044            1,336            1,376
Veterans Affairs, Division of                                          10,019           10,973           11,404
                                                                   ----------       ----------      -----------
     Functional Total                                               1,224,123        1,388,566        1,584,666
                                                                   ----------       ----------      -----------
ALL OTHER CATEGORIES
Legislature                                                           202,252          201,629          207,622
Judiciary (excluding fringe benefits)                               1,426,526        1,538,884        1,596,566
World Trade Center                                                          0            1,375                0
Local Government Assistance                                           824,372          972,661        1,023,650
Long-Term Debt Service                                              3,351,303        3,807,373        3,841,998
General State Charges/Miscellaneous                                 2,861,297        2,826,589        2,863,106
                                                                   ----------       ----------      -----------
     Functional Total                                               8,665,750        9,348,511        9,532,942
                                                                   ----------       ----------      -----------
TOTAL STATE FUNDS SPENDING                                         61,332,553       64,137,299       69,088,494
                                                                   ==========       ==========      ===========

Source:  NYS DOB

Annual Information Statement Update, January 25, 2005

                         CASH DISBURSEMENTS BY FUNCTION
                             ALL GOVERNMENTAL FUNDS
                             (thousands of dollars)

                                                                    2003-2004       2004-2005          2005-2006
                                                                     Actual         Estimated         Recommended
                                                                  -----------      -----------        -----------
ECONOMIC DEVELOPMENT AND GOVERNMENT OVERSIGHT
Agriculture and Markets, Department of                                 68,780           86,302             81,962
Alcoholic Beverage Control                                             10,558           10,466             11,471
Banking Department                                                     55,868           59,923             80,331
Consumer Protection Board                                               3,113            2,438              2,575
Economic Development, Department of                                   131,877          207,978            329,114
Empire State Development Corporation                                   52,074           36,975            264,200
Energy Research and Development Authority                              29,557           26,123             26,006
Housing Finance Agency                                                      0                0                  0
Housing and Community Renewal, Division of                            250,348          218,008            208,106
Insurance Department                                                  105,913          137,349            151,444
Olympic Regional Development Authority                                  7,575            7,750              7,750
Public Service, Department of                                          47,080           56,259             56,800
Science, Technology and Academic Research, Office of                   39,304           72,245             64,639
                                                                  -----------      -----------        -----------
     Functional Total                                                 802,047          921,796          1,284,398
                                                                  -----------      -----------        -----------

PARKS AND THE ENVIRONMENT
Adirondack Park Agency                                                  4,207            4,664              4,758
Environmental Conservation, Department of                             795,259          910,179            923,971
Environmental Facilities Corporation                                    6,788           13,744              6,414
Parks, Recreation and Historic Preservation, Office of                196,921          230,253            229,175
                                                                  -----------      -----------        -----------
     Functional Total                                               1,003,175        1,158,840          1,164,318
                                                                  -----------      -----------        -----------

TRANSPORTATION
Motor Vehicles, Department of                                         203,748          225,512            282,085
Thruway Authority                                                       2,865            4,000              4,000
Transportation, Department of                                       4,923,094        5,223,558          5,470,221
                                                                  -----------      -----------        -----------
     Functional Total                                               5,129,707        5,453,070          5,756,306
                                                                  -----------      -----------        -----------

HEALTH AND SOCIAL WELFARE
Advocate for Persons with Disabilities, Office of                       1,213            4,075                  0
Aging, Office for the                                                 177,333          175,592            179,963
Children and Family Services, Office of                             3,365,235        3,133,154          3,114,406
Health, Department of                                              31,567,174       33,449,683         36,056,490
                                                                  -----------      -----------        -----------
     Medical Assistance                                            27,643,723       29,447,466         30,989,058
     Medicaid Administration                                          578,628          577,400            589,500
     All Other                                                      3,344,823        3,424,817          4,477,932
Human Rights, Division of                                              14,067           15,328             15,119
Labor, Department of                                                  882,065        1,017,503            894,781
Prevention of Domestic Violence, Office of                              2,063            2,164              2,235

Annual Information Statement Update, January 25, 2005

                         CASH DISBURSEMENTS BY FUNCTION
                             ALL GOVERNMENTAL FUNDS
                             (thousands of dollars)

                                                                    2003-2004       2004-2005          2005-2006
                                                                     Actual         Estimated         Recommended
                                                                  -----------      -----------        -----------
HEALTH AND SOCIAL WELFARE (Continued)
Temporary and Disability Assistance, Office of                      4,224,108        4,455,430          4,756,977
                                                                  -----------      -----------        -----------
     Welfare Assistance                                             2,876,620        3,100,802          3,385,656
     Welfare Administration                                           378,024          342,533            359,550
     All Other                                                        969,464        1,012,095          1,011,771
Welfare Inspector General, Office of                                      892            1,106              1,124
Workers' Compensation Board                                           130,832              755                766
                                                                  -----------      -----------        -----------
     Functional Total                                              40,364,982       42,254,790         45,021,861
                                                                  -----------      -----------        -----------
MENTAL HEALTH
Mental Health, Office of                                            2,138,308        2,191,254          2,236,667
Mental Hygiene, Department of                                           1,654            4,750              4,800
Mental Retardation and Developmental Disabilities, Office of        2,623,994        2,816,190          2,922,882
Alcohol and Substance Abuse Services, Office of                       474,930          467,249            481,507
Developmental Disabilities Planning Council                             3,270            3,739              3,679
Quality of Care for the Mentally Disabled, Commission on                9,722           11,376             13,492
                                                                  -----------      -----------        -----------
     Functional Total                                               5,251,878        5,494,558          5,663,027
                                                                  -----------      -----------        -----------
PUBLIC PROTECTION
Capital Defenders Office                                               12,519           12;694             10,916
Correction, Commission of                                               2,503            2,511              2,510
Correctional Services, Department of                                2,131,272        2,272,941          2,198,965
Crime Victim Board                                                     63,192           62,059             62,478
Criminal Justice Services, Division of                                309,208          302,479            314,199
Homeland Security                                                      25,769          152,804            238,516
Investigation, Temporary State Commission of                            3,071            3,513              3,652
Judicial Commissions                                                    2,298            2,604              2,703
Military and Naval Affairs, Division of                             1,639,924          127,199            135,722
Parole, Division of                                                   188,005          181,667            182,352
Probation and Correctional Alternatives, Division of                   80,814           75,557                  0
Public Security, Office of                                                  0                0                  0
State Police, Division of                                             512,740          492,591            511,473
                                                                  -----------      -----------        -----------
     Functional Total                                               4,971,315        3,688,619          3,663,486
                                                                  -----------      -----------        -----------
EDUCATION
Arts, Council on the                                                   45,949           46,003             44,134
City University of New York                                         1,220,761        1,027,315          1,361,579
Education, Department of                                           22,969,248       23,167,976         24,075,147
                                                                  -----------      -----------        -----------
     School Aid                                                    15,561,534       17,636,096         18,303,517
     START Property Tax Relief                                      2,819,455        3,072,000          3,202,000
     Handicapped                                                    1,344,140       1,538, 359          1,653,373
     All Other                                                      3,244,119          921,521            916,257
Higher Education Services Corporation                                 881,988        1,016,445            927,845
State University Construction Fund                                      8,184            9,256             10,480
State University of New York                                        4,497,866        4,834,556          4,989,413
                                                                  -----------      -----------        -----------
     Functional Total                                              29,623,996       30,101,551         31,408,598
                                                                  -----------      -----------        -----------

Annual Information Statement Update, January 25, 2005

                         CASH DISBURSEMENTS BY FUNCTION
                             ALL GOVERNMENTAL FUNDS
                             (thousands of dollars)

                                                                    2003-2004       2004-2005          2005-2006
                                                                     Actual         Estimated         Recommended
                                                                  -----------      -----------        -----------
GENERAL GOVERNMENT
Audit and Control, Department of                                      148,963          182,508            240,088
Budget, Division of the                                                28,955           43,714             43,399
Civil Service, Department of                                           20,148           22,241             25,199
Elections, State Board of                                               3,356            3,711            151,525
Employee Relations, Office of                                           3,298            3,752              3,768
Executive Chamber                                                      12,458           15,729             15,580
General Services, Office of                                           200,233          218,353            242,479
Inspector General, Office of                                            5,194            5,605              6,017
Law, Department of                                                    149,095          174,910            178,245
Lieutenant Governor, Office of the                                        358              487                485
Lottery, Division of                                                  159,224          174,220            177,264
Racing and Wagering Board, State                                       13,734           16,770            125,902
Real Property Services, Office of                                      46,108           52,790             51,299
Regulatory Reform, Governor's Office of                                 3,227            3,472              3,554
State Labor Relations Board                                             3,262            3,669              4,605
State, Department of                                                  125,628          185,816            190,622
Tax Appeals, Division of                                                2,676            2,812              2,994
Taxation and Finance, Department of                                   344,957          345,923            343,784
Technology, Office for                                                 32,737           20,197             20,076
TSC lobbying                                                            1,044            1,336              1,376
Veterans Affairs, Division of                                          10,953           12,293             12,835
                                                                  -----------      -----------        -----------
     Functional Total                                               1,315,608        1,490,308          1,841,096
                                                                  -----------      -----------        -----------
ALL OTHER CATEGORIES
Legislature                                                           202,252          201,629            207,622
Judiciary (excluding fringe benefits)                               1,431,275        1,543,984          1,604,166
World Trade Center                                                          0        1,688,125            149,000
Local Government Assistance                                           824,372          972,661          1,023,650
Long-Term Debt Service                                              3,351,303        3,807,373          3,841,998
General State Charges/Miscellaneous                                 3,054,632        2,829,997          2,897,621
                                                                  -----------      -----------        -----------
     Functional Total                                               8,863,834       11,043,769          9,724,057
                                                                  -----------      -----------        -----------
TOTAL GENERAL FUND SPENDING                                        97,326,542      101,607,301        105,527,147
                                                                  ===========      ===========        ===========

Source:  NYS DOB

Annual Information Statement Update, January 25, 2005

                                    CASHFLOW
                                  GENERAL FUND
                                   2003-2004
                             (millions of dollars)

                                                      First        Second        Third       Fourth
                                                     Quarter       Quarter      Quarter      Quarter        Total
                                                    (Actual)      (Actual)     (Actual)     (Actual)       (Actual)
                                                    --------      --------     --------     --------       --------
Opening fund balance                                     815         1,989        2,559        3,012            815
                                                    ========      ========      =======     ========       ========
Receipts:
Taxes:
     Personal income tax                               4,600         4,131        2,550        4,493         15,774
     User taxes and fees                               1,820         2,108        2,074        1,977          7,979
     Business taxes                                      650           887          754        1,122          3,413
     Other taxes                                         176           223          223          146            768
Miscellaneous receipts                                 2,440           360        2,605          512          5,917
Federal grants                                           325             2          325            2            654
Transfers from other funds
     PIT in excess of Revenue Bond debt service        1,314         1,333          782        1,815          5,244
     Sales tax in excess of LGAC debt service            514           507          587          363          1,971
     Real estate taxes in excess of CW/CA debt
      service                                             77            71           84           75            307
     All Other                                            60            51           14          175            300
                                                    --------      --------     --------     --------       --------
Total receipts                                        11,976         9,673        9,998       10,680         42,327
                                                    ========      ========      =======     ========       ========
Disbursements:
Grants to local governments
     School Aid                                        4,238         1,405        1,753        6,289         13,685
     Medicaid                                          2,071         1,149        2,068        1,405          6,693
     Welfare                                              (4)          548          426          497          1,467
     All Other                                         1,187         2,157        2,143        1,914          7,401
State operations
     Personal Service                                  1,709         1,599        1,393          436          5,137
     Non-Personal Service                                481           486          409          580          1,956
General State charges                                    546         1,242          729          730          3,247
Transfers to other funds
     Debt service                                        377           360          447          290          1,474
     Capital projects                                      5            53          104           66            228
     Other purposes                                      192           104           73          408            777
                                                    --------      --------     --------     --------       --------
     Total disbursements                              10,802         9,103        9,545       12,615         42,065
                                                    ========      ========      =======     ========       ========
Change in fund balance                                 1,174           570          453       (1,935)           262
                                                    ========      ========      =======     ========       ========
Closing fund balance                                   1,989         2,559        3,012        1,077          1,077
                                                    ========      ========      =======     ========       ========

Source:  NYS DOB

Annual Information Statement Update, January 25, 2005

                                    CASHFLOW
                                  GENERAL FUND
                                    2004-2005
                              (millions of dollars)

                                             April
                                            through
                                            December     January     February
                                              2004        2005         2005      March 2005
                                            (Actual)   (Projected)  (Projected)  (Projected)     Total
                                          -----------  -----------  -----------  -----------  -----------
Opening fund balance                            1,077        2.536        5,864        6,561        1,077
                                          ===========  ===========  ===========  ===========  ===========
Receipts:
Taxes:
     Personal income tax                       13,593        3,220        1,767          352       18,932
     User taxes and fees                        6,637          684          542          889        8,752
     Business taxes                             2,699           37           43          985        3,764
     Other taxes                                  550           58           61           61          730
Miscellaneous receipts                          1,686          172          168          267        2,293
Federal Grants                                      6            0            0            2            8
Transfers from other funds
     PIT in excess of Revenue Bond
       debt service                             3,943        1,074          589          236        5,842
     Sales tax in excess of LGAC debt
       service                                  1,769          186            3          193        2.171
     Real estate taxes in excess of
       CW/CA debt service                         425           31           26           38          520
     All Other                                    271           46            1          186          504
                                          -----------  -----------  -----------  -----------  -----------
     Total receipts                            31,599        5,508        3,200        3,209       43,516
                                          ===========  ===========  ===========  ===========  ===========
Disbursements:
Grants to local governments
     School Aid                                 6,242          297          544        5,824       12,907
     Medicaid                                   5,917          359          640          518        7,434
     Welfare                                    1,061          136          159          108        1,464
     All Other                                  5,511          462          548        1,331        7,852
State operations
     Personal Service                           4,836          481          219           79        5,615
     Non-Personal Service                       1,436          141          167          248        1,992
General State charges                           2,951          266          145          303        3,665
Transfers to other funds
     Debt service                               1,449           14           28          241        1,732
     Capital projects                             305            2           41         (160)         198
     Other purposes                               432           12           12           75          548
                                          -----------  -----------  -----------  -----------  -----------
     Total disbursements                       30,140        2,180        2,503        8,967       43,407
                                          ===========  ===========  ===========  ===========  ===========
Change in fund balance                          1,459        3,328          697       (5,358)         109
                                          ===========  ===========  ===========  ===========  ===========
Closing fund balance                            2,536        5,864        6,561        1,203        1,186
                                          ===========  ===========  ===========  ===========  ===========

Source:  NYS DOB

Annual Information Statement Update, January 25, 2005

                                    CASHFLOW
                                  GENERAL FUND
                                    2005-2006
                              (dollars In millions)

                           2005                                                                      2006
                           April   May    June   July   August  September October  November December January February March   Total
                           ------ ------ ------ ------ ------- ---------- -------- -------- -------- ------- -------- ------- -----
Opening fund balance       1,186  4,271   1,976  1,999   2,157    2,340    2,775     1,906   1,309   1,954    5,470   6,266    1,186
                           =====  =====   =====  =====   =====    =====    =====     =====   =====   =====    =====   =====    =====
Receipts:
 Taxes
  Personal income tax      4,059    332   1,917  1,247   1,426    2,061      679       585   1,729   3,357    1,914     538   19,844
  User taxes and fees        659    661     932    665     632      866      628       628     912     665      525     849    8,622
  Business taxes              87     14     861     70      36      894       51         5     871      41       10   1,126    4,066
  Other taxes                 63     69      71     55      65       57       69        67      68      63       66      65      778
 Miscellaneous receipts      152     94     164    103     101      165      186       402     232     194      195     463    2,451
 Federal Grants                0      0       1      0       0        1        0         0       1       0        0       1        4
 Transfers from other
  funds PIT in excess of
  Revenue Bond
   debt service            1,122    111     605    416     476      625      227       195     412   1,119      638     183    6,129
  Sales tax in excess of
  LGAC debt service          179    185     291    198     189      190      188       189     282     199        2     208    2,300
  Real estate taxes in
   excess of CW/CA debt
   service                    50     49      48     50      39       53       51        45      39      34       30      22      510
  All Other                    0     (1)    138      0       0       10        0         0      20      57        0     163      387
                           -----  -----   -----  -----   -----    -----    -----     -----   -----   -----    -----   -----   ------
   Total receipts          6,371  1,514   5,028  2,804   2,964    4,922    2,079     2,116   4,566   5,729    3,380   3,618   45,091
                           =====  =====   =====  =====   =====    =====    =====     =====   =====   =====    =====   =====   ======
Disbursements:
 Grants to local
  governments
  School Aid                 115  1,610   1,578    115     310      964      435       434   1,114     280      540   5,732   13,227
  Medicaid                 1,104    790   1,101    405     690      406      535       512     387     399      574     812    7,715
  Welfare                    124    (36)     75    148     146      249      137       (24)     79     164      163     167    1,392
  All Other                  415    344     830    858     531      613      873       402     969     455      674   1,321    8,285
 State operations
   Personal Service          602    554     770    592     532      623      433       719     456     456      235    (111)   5,861
   Non-Personal Service      172    179     197    212     141      167      184       170     174     194      186     218    2,194
 General State charges       405    192     171    251     356    1,003      265       270     247     271      135     323    3,889
 Transfers to other
  funds
   Debt service              230    145     213     23      28      300       50       183     379      17       26      72    1,666
   Capital projects           18     13      23     20      27       78       (7)       26      90     (44)      32     (57)     219
   Other purposes            101     18      47     22      20       84       43        21      26      21       19     205      627
                           -----  -----   -----  -----   -----    -----    -----     -----   -----   -----    -----   -----   ------
    Total disbursements    3,286  3,809   5,005  2,646   2,781    4,487    2,948     2,713   3,921   2,213    2,584   8,682   45,075
                           =====  =====   =====  =====   =====    =====    =====     =====   =====   =====    =====   =====   ======
Change in fund balance     3,085 (2,295)     23    158     183      435     (869)     (597)    645   3,516      796  (5,064)      16
                           =====  =====   =====  =====   =====    =====    =====     =====   =====   =====    =====   =====   ======
Closing fund balance       4,271  1,976   1,999  2,157   2,340    2,775    1,906     1,309   1,954   5,470    6,266   1,202    1,202
                           =====  =====   =====  =====   =====    =====    =====     =====   =====   =====    =====   =====   ======

Source:  NYS DOB

Annual Information Statement Update, January 25, 2005

Special Considerations

        The Financial Plan is necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current receipts and spending estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast. For a discussion of additional risks to the Financial Plan, see the section entitled "Financial Plan Reserves and Risks" in the extracts from the Financial Plan Overview provided in this AIS Update.

        DOB can provide no assurance that the Legislature will adopt a budget for 2005-06, before the fiscal year begins on April 1, 2005. Furthermore, DOB can provide no assurance that, when the Legislature does enact a budget, it will not differ materially and adversely from the 2005-06 Executive Budget Financial Plan projections set forth by the Governor on January 18, 2005 which are contained in this update.

        The State Comptroller is the Administrative Head of the New York State and Local Retirement Systems (the "Systems"), and Trustee of the assets of those Systems. If the proposed pension legislation to authorize the Comptroller to delay the impact of the actuarial funding changes described in the Financial Plan Overview earlier in this AIS Update (which the Executive Budget counts on to provide $321 million in savings in the 2005-06 fiscal year) are authorized by the State Legislature, the changes would have to be reviewed and approved by the State Comptroller to ensure that such changes (i) do not violate the State Constitution and (ii) are consistent with his fiduciary responsibilities to System members and beneficiaries. If the Comptroller does not implement the changes, the proposed appropriation for the State's pension contribution would be insufficient to cover its pension obligation for the 2005-06 fiscal year.

Capital Program and Financing Plan

        Section 22-c of the State Finance Law requires the Governor to submit a Five-Year Capital Program and Financing Plan (the Plan) with the Executive Budget and update the Plan by the later of July 30 or 90 days after the enactment of the State Budget. The proposed 2005-06 through 2009-10 Capital Program and Financing Plan is contained in the Financial Plan (Part III) of the 2005-06 Executive Budget, released on January 18, 2005, and can be obtained by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705, or by visiting its website at www.budget.state.ny.us.

        The State-supported issuance plan for the five-year period 2005-06 through 2009-10 reflects the expectation that State personal income tax revenue bonds will continue to be issued to finance certain new programs and programs previously authorized to be secured by service contract or lease purchase payments.

        For the five-year period 2005-06 through 2009-10, the Plan projects total issuances of: $676 million in general obligation bonds; $7.8 billion in bonds issued by the Thruway Authority to finance capital projects for transportation including the anticipated issuance of approximately $3 billion of Dedicated Highway and Bridge Trust Funds refunding bonds in 2005-06 to restructure outstanding debt to more closely align the schedule for which principal amounts to the underlying useful lives of the projects financed; $1 billion in Mental Health Facilities Improvement Revenue Bonds issued by DASNY to finance capital projects at mental health facilities; $459 million in SUNY Dormitory Facilities Revenue

Annual Information Statement Update, January 25, 2005

Bonds to finance capital projects related to student dormitories; $21 million in Department of Health Revenue Bonds to finance the construction of a new veteran's nursing home at Oxford; and $11 billion in State Personal Income Tax Revenue Bonds to finance existing and recommended capital programs for education, local highway improvements, prisons, housing, economic development, the environment, mental health facilities, equipment, and State facilities. Total debt outstanding is projected to rise from $42.5 billion in 2005-06 to $47.8 billion in 2009-10, or by an annual average of 3 percent. The projections of State borrowings are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

        Chapter 59 of the Laws of 2000 enacted the Debt Reform Act which restricted new State-supported debt to capital purposes only and limited new debt outstanding to 4 percent of personal income and new debt service costs to 5 percent of total governmental funds receipts. The debt restrictions apply to all new State-supported debt issued on and after April 1, 2000. The cap on debt outstanding will be fully phased-in during 2010-11, while the cap of debt service costs will be fully phased-in during 2013-14. Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate obligations and to enter into a limited amount of interest rate exchange agreements. The statute limits the use of debt instruments which result in a variable rate exposure (e.g. variable rate obligations and interest rate exchange agreements) to no more than 15 percent of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15 percent of total outstanding State-supported debt. DOB expects that, over the plan, debt outstanding and debt service costs, the use of variable rate debt instruments, and interest rate exchange agreements will be within all of these statutory limitations.

Contingent Contractual-Obligation Financing

        An eligible secured hospital borrower, Catskill Regional Medical Center, the successor to Community General Hospital of Sullivan County ("Community General"), refinanced bonds issued in 1994 for the benefit of Community General under the Secured Hospital Program. The refunding bonds were issued on December 16, 2004, with a final maturity of 2023.

        In regard to St. Agnes Hospital, the Dormitory Authority of the State of New York (DASNY) obtained a Judgment of Foreclosure and Sale against St. Agnes on October 22, 2004 and sold the property subject to DASNY's mortgage at a sale of foreclosure on December 14, 2004. The net proceeds of the foreclosure sale, along with reserve funds established for the bonds and other resources, have been applied to the February 15, 2005 redemption of all outstanding bonds. Thus, the State no longer has a contingent contractual obligation related to St. Agnes Hospital.

Moral Obligation Financings

        On September 30, 2004, Riverbay Corporation, the tenant-owned corporation that owns Co-Op City, closed on a third party financing that provided the Housing Finance Agency with a mortgage prepayment sufficient to redeem on November 1, 2004 all of the Agency's outstanding Non-Profit Housing Project Bonds relating to Co-Op City ($207,065,000), which redemption occurred on November 1, 2004. Riverbay provided a release to the Agency releasing it from damages or liabilities of any kind, including but not limited to, suits, judgments, debts and causes of action of any kind, in connection with the Co-Op City project.

PART C

OTHER INFORMATION

Item 23. Exhibits.

Exhibit
 Number   Description
-------   -----------
(1)(a) Articles of Incorporation of Registrant, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

(b) Articles of Amendment, dated June 29, 1992, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

(c)       Articles Supplementary, dated June 29, 1994.*

(d)       Articles Supplementary, dated August 15, 1995.*

(e) Articles of Amendment, dated January 22, 1997, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.

(f) Articles Supplementary, dated January 22, 1997, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

(g) Articles Supplementary, dated April 30, 1999, incorporated by reference to Post-Effective Amendment No. 13, filed on April 30, 1999.

(h) Form of Articles Supplementary, dated September 17, 1999, incorporated by reference to Post-Effective Amendment No. 14, filed on September 23, 1999.

(i) Articles Supplementary, dated February 15, 2000, incorporated by reference to Post-Effective Amendment No. 17, filed on April 30, 2001.

(j) Articles Supplementary, dated February 26, 2001, incorporated by reference to Post-Effective Amendment No. 17, filed on April 30, 2001.

(k) Articles Supplementary, dated April 2, 2001, incorporated by reference to Post-Effective Amendment No. 17, filed on April 30, 2001.

(l) Articles Supplementary, dated November 14, 2001, incorporated by reference to Post-Effective Amendment No. 19, filed on December 18, 2001.

(m) Articles Supplementary, dated March 26, 2002, incorporated by reference to Post-Effective Amendment No. 22, filed on April 29, 2002.

(n) Articles of Amendment, dated May 22, 2002, incorporated by reference to Post-Effective Amendment No. 24, filed on May 24, 2002.

(o) Articles Supplementary, dated May 22, 2002, incorporated by reference to Post-Effective Amendment No. 24, filed on May 24, 2002.

(p) Articles Supplementary, dated February 25, 2003, incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.

(q) Form of Articles of Amendment, dated January 26, 2004, incorporated by reference to Post-Effective Amendment No. 34, filed on January 26, 2004.

(r) Form of Articles Supplementary, dated January 26, 2004, incorporated by reference to Post-Effective Amendment No. 34, filed on January 26, 2004.

(s) Articles Supplementary, dated January 7, 2005, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.

(t) Articles of Amendment, dated January 7, 2005, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.

(u)       Articles Supplementary, dated April    , 2005.+
                                              ---

(2) Bylaws of Registrant, as amended, incorporated by reference to Post-Effective Amendment No. 34, filed on January 26, 2004.

(3)       Not Applicable.

(4)(a) Form of Specimen stock certificate of common stock of BNY Hamilton Money Fund, incorporated by reference to Pre-Effective Amendment No. 2, filed on July 7, 1992.

(b) Form of Specimen stock certificate of common stock of BNY Hamilton Intermediate Government Fund, incorporated by reference to Pre-Effective Amendment No. 2, filed on July 7, 1992.

(c) Form of specimen stock certificate of common stock of BNY Hamilton Intermediate New York Tax-Exempt Fund, incorporated by reference to Pre-Effective Amendment No. 2, filed on July 7, 1992.

(d) Form of specimen stock certificate of common stock of BNY Hamilton Equity Income Fund, incorporated by reference to Pre-Effective Amendment No. 2, filed on July 7, 1992.

(5)(a) Investment Advisory Agreement between BNY Hamilton Money Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

(b) Investment Advisory Agreement between BNY Hamilton Intermediate Government Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

(c) Investment Advisory Agreement between BNY Hamilton Intermediate New York Tax-Exempt Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

(d) Investment Advisory Agreement between BNY Hamilton Equity Income Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

(e) Investment Advisory Agreement between BNY Hamilton Treasury Money Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.

(f) Investment Advisory Agreement between BNY Hamilton Large Cap Growth Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.

(g) Investment Advisory Agreement between BNY Hamilton Small Cap Growth Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.

(h) Investment Advisory Agreement between BNY Hamilton International Equity Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.

(i) Investment Advisory Agreement between BNY Hamilton Intermediate Investment Grade Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.

(j) Investment Advisory Agreement between BNY Hamilton Intermediate Tax-Exempt Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.

(k) Investment Advisory Agreement between BNY Hamilton Large Cap Growth CRT Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 15, filed on December 30, 1999.

(l) Investment Advisory Agreement between BNY Hamilton Small Cap Growth CRT Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 15, filed on December 30, 1999.

(m) Investment Advisory Agreement between BNY Hamilton International Equity CRT Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 15, filed on December 30, 1999.

(n) Investment Advisory Agreement between BNY Hamilton U.S. Bond Market Index Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.

(o) Investment Advisory Agreement between BNY Hamilton S&P 500 Index Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.

(p) Investment Advisory Agreement between BNY Hamilton Large Cap Value Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.

(q) Form of Investment Advisory Agreement between BNY Hamilton New York Tax-Free Money Market Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 19, filed on December 18, 2001.

(r) Form of Investment Advisory Agreement between BNY Hamilton Enhanced Income Fund and The Bank of New York., incorporated by reference to Post-Effective Amendment No. 22, filed on April 29, 2002.

(s) Form of Investment Advisory Agreement between BNY Hamilton Multi-Cap Equity Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 24, filed on May 24, 2002.

(t) Sub-advisory Agreement between BNY Hamilton Large Cap Value Fund and Estabrook Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.

(u) Form of Sub-advisory Agreement between The Bank of New York and Gannett Welsh & Kotler LLC, with respect to the BNY Hamilton Multi-Cap Equity Fund, incorporated by reference to Post-Effective Amendment No. 24, filed on May 24, 2002.

(v) Form of Investment Advisory Agreement between BNY Hamilton High Yield Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.

(w) Form of Sub-Advisory Agreement between The Bank of New York and Seix Investment Advisors Inc. with respect to the BNY Hamilton High Yield Fund, incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.

(x) Form of Investment Advisory Agreement between BNY Hamilton Small Cap Core Equity Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.

(y) Form of Sub-Advisory Agreement between The Bank of New York and Gannett Welsh & Kotler LLC, with respect to BNY Hamilton Small Cap Core Equity Fund, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.

(z) Form of Investment Advisory Agreement between BNY Hamilton Municipal Enhanced Yield Fund and The Bank of New York.+

(aa) Form of Sub-Advisory Agreement between The Bank of New York and Gannett Welsh & Kotler with respect to BNY Hamilton Municipal Enhanced Yield Fund.+

(6)(a) Amended and Restated Distribution Agreement between Registrant and BNY Hamilton Distributors, Inc., incorporated by reference to Post-Effective Amendment No.34, filed on January 26, 2004.

(b) Form of Amendment to Amended and Restated Distribution Agreement between Registrant and BNY Hamilton Distributors, Inc., incorporated by reference to Post-Effective Amendment No. 34, filed on January 26, 2004.

(c) Amended and Restated Distribution Agreement between Registrant and BNY Hamilton Distributors, Inc. and amended Schedule A thereto, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.

(7)       Not Applicable.

(8)(a) Custody Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

(b) Cash Management and Related Services Agreement between each series of Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

(c) Supplement to Custody Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.

(d) Supplement to Cash Management and Related Services Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.

(e) Additional Supplement to Custody Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 15, filed on December 30, 1999.

(f) Additional Supplement to Cash Management and Related Services Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 15, filed on December 30, 1999.

(g) Additional Supplement to Custody Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.

(h) Additional Supplement to Cash Management and Related Services Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.

(i) Amended and Restated Appendix B to Custody Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.

(j) Amended and Restated Schedule A to the Cash Management and Related Services Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.

(k) Amended and Restated Appendix B to Custody Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.

(l) Amended and Restated Schedule A to the Cash Management and Related Services Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.

(9)(a) Administration Agreement between Registrant and BNY Hamilton Distributors, Inc., incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

(b) Fund Accounting Services Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

(c) Form of Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc., incorporated by reference to Post-Effective Amendment No. 8, filed on April 29, 1996.

(d) Form of Shareholder Servicing Agreement, incorporated by reference to Post-Effective Amendment No. 13, filed on April 30, 1999.

(e) Form of Sub-Administration Agreement between BNY Hamilton Distributors, Inc. and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

(f) Shareholder Servicing Plan of BNY Hamilton Money Fund (Hamilton Premier Shares), incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

(g)       No longer applicable.

(h) Form of Shareholder Servicing Plan of BNY Hamilton Money Fund (Hamilton Classic Shares), incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

(i) Supplement to Administration Agreement between Registrant and BNY Hamilton Distributors, Inc., incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.

(j) Supplement to Fund Accounting Services Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.

(k) Updated Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc., incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.

(l) Shareholder Servicing Plan of BNY Hamilton Treasury Money Fund (Hamilton Premier Shares), incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.

(m) Supplement to Form of Sub-Administration Agreement between BNY Hamilton Distributors, Inc. and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.

(n) Revised Fund Accounting Services Agreement between BNY Hamilton International Equity Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 11, filed on April 30, 1998.

(o)       Form of Shareholder Servicing Plan of BNY Hamilton Treasury Money Fund
          - Hamilton Classic Shares, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

(p) Supplement to Administration Agreement between Registrant and BNY Hamilton Distributors, Inc., incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.

(q) Supplement to Fund Accounting Services Agreement between Registrant and The Bank of New York., incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.

(r) Supplement to Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc., incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.

(s) Supplement to Sub-Administration Agreement between BNY Hamilton Distributors, Inc. and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.

(t) Form of Shareholder Servicing Plan of BNY Hamilton New York Tax-Free Money Market Fund (Hamilton Premier Shares), incorporated by reference to Post-Effective Amendment No.34, filed on January 26, 2004.

(u) Form of Shareholder Servicing Plan of BNY Hamilton New York Tax-Free Money Market Fund (Hamilton Classic Shares).*

(v)(i) Code of Ethics as adopted for the BNY Hamilton Funds, Inc, incorporated by reference to Post-Effective Amendment No. 17, filed on April 30, 2001.

(ii) Code of Ethics as adopted for Estabrook Capital Management LLC, incorporated by reference to Post-Effective Amendment No. 17, filed on April 30, 2001.

(iii) Code of Ethics as adopted for Gannett, Welsh & Kotler, Inc., incorporated by reference to Post-Effective Amendment No. 34, filed on January 26, 2004.

(iv) Code of Ethics as adopted for Seix Investment Advisors Inc., incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.

(w) Form of Amended and Restated Rule 18f-3 Plan of BNY Hamilton Funds, Inc.,incorporated by reference to Post-Effective Amendment No. 34, filed on January 26, 2004.

(x) Amendment to Exhibit A to the Administration Agreement between Registrant and BNY Hamilton Distributors, Inc., incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.

(y) Amendment to Schedule A to the Transfer Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc., incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.

(z) Amendment to Fund Accounting Agreement., incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.

(aa) Fund Accounting Agreement Appendix A dated as of May 1, 2003, incorporated by reference to Post-Effective Amendment No. 34, filed on January 26, 2004.

(bb) Amendment to Schedule C to the Transfer Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc., incorporated by reference to Post-Effective Amendment No. 34, filed on January 26, 2004.

(cc) Amended Exhibit A to the Administration Agreement, dated May 1, 2003, incorporated by reference to Post-Effective Amendment No. 34, filed on January 26, 2004.

(dd) Amended Exhibit A to the Administration Agreement, effective February 16, 2005, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.

(ee) Amendment to Schedule A and Schedule C to the Transfer Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.

(ff) Fund Accounting Agreement Appendix A dated February 16, 2005, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.

(gg) Amendment No. 1 to Amended and Restated Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.

(10)(a) Opinion and Consent of Counsel, incorporated by reference to Pre-Effective Amendment No. 2, filed on July 7, 1992.

(b) Opinion and Consent of Hogan & Hartson LLP, in respect of BNY Hamilton High Yield Fund, incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.

(c) Opinion and Consent of Hogan & Hartson LLP, in respect of BNY Hamilton Multi-Cap Equity Fund, incorporated by reference to Post-Effective Amendment No. 25, filed on August 7, 2002.

(d) Opinion and Consent of Hogan & Hartson LLP, in respect of BNY Hamilton Enhanced Income Fund, incorporated by reference to Post-Effective Amendment No. 22, filed on April 29, 2002.

(e) Opinion and Consent of Hogan & Hartson LLP, in respect of BNY Hamilton New York Tax-Exempt Money Fund, incorporated by reference to Post-Effective Amendment No. 19, filed on December 18, 2001.

(f) Opinion and Consent of Hogan & Hartson LLP, in respect of BNY Hamilton Small Cap Core Equity Fund, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.

(f) Opinion and Consent of Hogan & Hartson LLP, in respect of BNY Hamilton Municipal Enhanced Yield Fund.+


(11)(a)   Consent of Ernst & Young #

(11)(b)   Consent of Tait, Weller & Baker #


(12) Form of Seed Capital Agreement between Registrant and BNY Hamilton Distributors, Inc., incorporated by reference to Pre-Effective Amendment No. 1, filed on June 15, 1992.

(13)      Not Applicable.

(14)(a) Form of Amended and Restated Plan of Distribution of the BNY Hamilton Funds, Inc. Pursuant to Rule 12b-1., incorporated by reference to Post-Effective Amendment No. 34, filed on January 26, 2004.

(b) Amended and Restated Plan of Distribution of the BNY Hamilton Funds, Inc. Pursuant to Rule 12b-1, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.

(15)      Not Applicable.

(16)      Not Applicable.

Other Exhibit:

(1) Power of Attorney for Edward L. Gardner, James E. Quinn, Karen Osar, Kim Kelly and William J. Tomko dated October 5, 2001, incorporated by reference to Post-Effective Amendment No. 18, filed on October 5, 2001.

(2) Power of Attorney for John R. Alchin dated August 6, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed on October 4, 2002.

(3) Power of Attorney for Newton P.S. Merrill dated April 7, 2003, incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.

* Previously filed.

+ To be filed by amendment.

# Filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant.

No person is controlled by or under common control with the Registrant.

Item 25. Indemnification.

Reference is made to Article VI of Registrant's Bylaws and the Distribution Agreement each filed as exhibits hereto.

Registrant, its Directors and officers, the other investment companies administered by the Administrator, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Director, officers or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

The Registrant's investment adviser, The Bank of New York, is a New York trust company. The Bank of New York conducts a general banking and trust business. The Bank of New York is not affiliated with BNY Hamilton Distributors, Inc.

To the knowledge of the Registrant, none of the directors or officers of The Bank of New York, except those set forth below, is engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of each director of The Bank of New York who is engaged in another business, profession, vocation or employment of a substantial nature:

Name                    Title/Company
----                    -------------
Frank J. Biondi, Jr.    Chairman, Biondi, Reiss Capital Management LLC
                        (investment adviser to Water View Partners LLC, a private equity limited partnership focused on media and entertainment)

William R. Chaney       Senior Managing Director, Waterview Advisors, LLC
                        (Investment Adviser to Waterview Partners, LLC)

Nicholas M. Donofrio    Senior Vice President, Technology and Manufacturing of
                        IBM Corporation (developer and manufacturer of advanced information systems)

Richard J. Kogan        Chairman and Chief Executive Officer of Schering-Plough
                        Corporation (manufacturer of pharmaceutical and consumer products)

Michael J. Kowalski     Chairman and Chief Executive Officer of Tiffany & Co.
                        (international designers, manufacturers and distributors of jewelry and fine goods)

John A. Luke, Jr.       Chairman, President and Chief Executive Officer of
                        Westvaco Corporation (manufacturer of paper, packaging, and specialty chemicals)

John C. Malone          Chairman of Liberty Media Group (producer and
                        distributor of entertainment, sports, informational programming and electronic retailing services)

Paul Myners             CBE Chairman of Guardian Media Group plc (UK media
                        business with interests in national and community newspapers, magazines, the Internet and radio)

Catherine A. Rein       President and Chief Investment Officer of Metropolitan
                        Property and Casualty Insurance Company (insurance and services)

William C. Richardson   President and Chief Executive Officer of W.K. Kellog
                        Foundation (a private foundation)

Brian L. Roberts        President of Comcast Corp. (developer, manager and
                        operator of broadband cable networks and provider of content)

Samuel C. Scott III     Chairman, President and Chief Executive Officer of Corn
                        Products International, Inc. (global producers of corn-refined and starch based ingredients)

The Registrant's investment sub-adviser, Seix Investment Advisors ("Seix"), is the fixed income division of Trusco Capital Management Inc., an investment adviser registered under the Investment Advisers Act of 1940, which is a subsidiary of Sun Trust Banks, Inc.

To the knowledge of the Registrant, none of the directors or officers of Seix, except those set forth below, is engaged in any other business, profession, vocation or employment of a substantial nature.

Set forth below are the names and principal businesses of each director of Seix who is engaged in another business, profession, vocation or employment of a substantial nature:

Name                    Title/Company
----                    -------------
Christina Seix          Director Freddie Mac Corporation

Item 27. Principal Underwriters.

(a) BNY Hamilton Distributors, Inc., which is located at 100 Summer Street, 15th floor, Boston, MA 02110, will act as exclusive distributor for the Registrant. The distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers.

(b) The information required by this Item 27 with respect to each director, officer or partner of the Distributor is incorporated by reference to Schedule A of Form BD filed by the Distributor pursuant to the Securities Exchange Act of 1934.

(c) Not Applicable.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035 and 100 Summer Street, 15th floor, Boston, MA 02110; and at the offices of The Bank of New York, as sub-administrator, 101 Barclay Street, New York, NY 10286.

Item 29. Management Services.

Not Applicable.

Item 30. Undertakings.

The Registrant undertakes that, if requested to do so by 10% of its outstanding shares, the Registrant will promptly call a meeting of shareholders for the purpose of voting on the removal of a director or directors and Registrant will assist with shareholder communications as required by Section 16(c) of the Investment Company Act of 1940.

The Registrant hereby also undertakes that so long as the information required by Item 5 of Form N-1A is contained in the latest annual report to shareholders and not in the prospectuses of each Fund (other than BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund), the Registrant will furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of New York, and the State of New York on the 29th day of April 2005.

BNY HAMILTON FUNDS, INC.


By /s/ Kevin J. Bannon
   --------------------------------
Kevin J. Bannon
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the 29th day of April 2005.

Name                    Title
----                    -----
Edward L. Gardner*      Director and Chairman of the Board of Directors

James E. Quinn*         Director

Karen Osar*             Director

Kim Kelly*              Director

John R. Alchin*         Director

Newton P.S. Merrill*    Director

/s/ Guy Nordahl         Treasurer and Principal Accounting Officer


*By /s/ Michael A. Grunewald
    -------------------------------
Michael A. Grunewald
Attorney-in-Fact pursuant to a power of attorney